UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq. JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, OH 43240	Jon S. Rand, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 through October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
J.P. Morgan Exchange-Traded Funds
October 31, 2022
Fund	Ticker	Listing Exchange
JPMorgan ActiveBuilders Emerging Markets Equity ETF	JEMA	Cboe BZX Exchange, Inc.
JPMorgan ActiveBuilders International Equity ETF	JIDA	NYSE Arca
JPMorgan BetaBuilders Canada ETF	BBCA	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)	BBAX	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Europe ETF	BBEU	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders International Equity ETF	BBIN	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Japan ETF	BBJP	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Equity ETF	BBUS	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	BBMC	NYSE Arca
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	BBSC	NYSE Arca
JPMorgan Carbon Transition U.S. Equity ETF	JCTR	NYSE Arca
JPMorgan Climate Change Solutions ETF	TEMP	NYSE Arca
JPMorgan Diversified Return Emerging Markets Equity ETF	JPEM	NYSE Arca
JPMorgan Diversified Return International Equity ETF	JPIN	NYSE Arca
JPMorgan Diversified Return U.S. Equity ETF	JPUS	NYSE Arca
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPME	NYSE Arca
JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPSE	NYSE Arca
JPMorgan International Growth ETF	JIG	NYSE Arca
JPMorgan U.S. Momentum Factor ETF	JMOM	NYSE Arca
JPMorgan U.S. Quality Factor ETF	JQUA	NYSE Arca
JPMorgan U.S. Value Factor ETF	JVAL	NYSE Arca

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
December 15, 2022 (Unaudited)
Dear Shareholder,
Global financial markets reflected turmoil in the global economy in 2022, stirred by sharply higher inflation, rising interest rates, sporadic pandemic disruptions and the widening impact of the Russia-Ukraine conflict. Prices for both equities and bonds tumbled during the first half of the year and remained under pressure through the end of October.

“While investors seek to adapt to the
current market environment, we
believe a well-diversified portfolio
and a patient outlook remain crucial
components of a successful invest-
ment approach.”
— Brian S. Shlissel

Emerging market equities underperformed both the U.S. and other developed equity markets amid economic weakness in China and slowing global demand during the period. Across Europe, the war in Ukraine set off an energy crisis as a result of reduced imports of natural gas from Russia. U.S. equity markets also fell in 2022, but surprisingly strong corporate earnings and consumer spending helped leading U.S. indexes to rebound from their lowest levels. For the twelve month period ended October 31, 2022, the MSCI Emerging Markets Index returned -31.0%, the MSCI EAFE Index returned -23.0% and the S&P 500 Index returned -14.6%.
Notably, some recent U.S. inflationary data has indicated signs of easing price pressures and U.S. economic output as measured by gross domestic product turned positive in the third quarter of 2022, following two consecutive quarters of negative growth. Though the U.S. economy has lost momentum in 2022, it has not yet fallen into recession. Meanwhile, as the potential for a rapid resolution to the war in Ukraine appears to have faded, the European Union and its largest constituent nations have moved to secure sufficient winter energy supplies while decreasing their dependence on imports of natural gas from Russia. In the U.K., a year-long political crisis was resolved with the accession of Rishi Sunak to prime minister in October 2022, which helped shore up the value of British pound and stabilize U.K. financial markets. China has eased some of the social restrictions under its “Zero Covid” policy and domestic equity indexes recently rose amid investor expectations that China’s economy may fully reopen in the coming months.
As 2022 comes to a close, financial markets are likely to remain volatile due to investor uncertainty regarding the outlook for inflation, interest rates and economic momentum. Increased geo-political tensions between Russia and Ukraine’s Western allies also remains a headwind for global financial markets.
Investors this year have confronted economic and financial market conditions not experienced in many years. While investors seek to adapt to the current market environment, we believe a well-diversified portfolio and a patient outlook remain crucial components of a successful investment approach. Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-844-457-6383 or www.jpmorganfunds.com for more information

October 31, 2022	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)
While developed market equities largely ended 2021 with positive returns, global prices for equities and bonds plummeted in 2022 amid accelerating inflation, rising interest rates, pandemic disruptions in China and the outbreak of conflict in Ukraine. Returns for both equity and bond markets broadly declined during the first half of 2022 and remained in negative territory through the end of October. Notably, global energy prices rose sharply in the first half of 2022 before receding somewhat in the third quarter.
In the EU, the war in Ukraine remained the focus of investors’ attention as energy supplies from Russia were constrained and the potential for a rapid resolution to the conflict receded. Both the EU and its individual constituent nations moved to build up reserves of natural gas and petroleum ahead of the winter months. By the end of October 2022, several European governments had sought to confront soaring inflation with spending plans to help households manage rising food and energy costs. The European Central Bank responded to the highest inflation rates in 40 years by sharply raising its policy interest rates in September 2022 and again in October. During the twelve month period, equity markets in Europe largely outperformed emerging markets equities but underperformed U.S. equity markets.
Political turmoil in the U.K. added to a weakening economic outlook that rattled financial markets and pushed the British pound to a 37-year low against the U.S. dollar. By late October 2022, the accession of Rishi Sunak to prime minister provided some support for both the pound and U.K. financial markets. The Bank of England was among the earliest developed market central banks to move to curb inflationary pressures, with an initial interest rate increase in December 2021, and seven more increases during the period.
Developed markets in the Asia-Pacific region also slumped during the period amid rising inflation, particularly soaring energy prices, and broad weakness in the semiconductors sector. Despite inflationary pressures, the Bank of Japan maintained its ultra-low interest rate policy. Meanwhile, equities in Hong Kong and Singapore largely underperformed other developed markets.
In the U.S., investors largely kept their focus on inflation data as indicators of short-term policy of the U.S. Federal Reserve. In mid-March 2022, the central bank initiated its first interest rate increase since late 2018, and then followed with four more rate raises by the end of September 2022. U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and dropped 0.6% in the second quarter before rebounding to a 2.6% increase in the third quarter. Consumer spending declined but remained somewhat better than investors expected. By the end of June 2022, U.S. equity prices had tumbled more than 20% from the start of the year, which is generally considered a bear market. However, prices rebounded somewhat by the end of October 2022.
Meanwhile, emerging markets equities and bonds slumped throughout the twelve months ended in October 2022. China was among the worst performers as the government’s “zero covid” policy led to strict lockdowns in several large cities, which weighed on the services sector in particular and on economic growth in general. China’s technology sector remained under pressure amid increased scrutiny of large technology companies by government regulators. Across emerging markets rising interest rates weighed on government spending and higher energy prices hurt markets of regions dependent on petroleum imports.
For the twelve months ended October 31, 2022, the S&P 500 Index returned -14.6%, the MSCI EAFE Index returned -23.0% and the MSCI Emerging Markets Index returned -31.0%.

2	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan ActiveBuilders Emerging Markets Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(34.15)%
Market Price **	(34.32)%
MSCI Emerging Markets Index (net total return)	(31.03)%
Net Assets as of 10/31/2022	$907,154,126
Fund Ticker	JEMA
INVESTMENT OBJECTIVE***
The JPMorgan ActiveBuilders Emerging Markets Equity ETF (the “Fund”) seeks to provide long term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in equity securities and equity-related instruments that are tied economically to emerging markets and seeks to construct a portfolio of holdings that will outperform the MSCI Emerging Markets Index (the “Benchmark”) over time while maintaining similar risk characteristics. The Fund allocates investments to the adviser’s actively managed emerging market equity strategies across countries, regions and style strategies and may invest across all market capitalizations.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund had a negative absolute return and underperformed the Benchmark.
Relative to the Benchmark, the Fund’s security selection in the financials and materials sectors was a leading detractor from performance, while the Fund’s security selection in the consumer discretionary sector and its underweight position in the communication services sector were leading contributors to relative performance.
By country, the Fund’s security selections in India and Taiwan were leading detractors from performance relative to the Benchmark, while the Fund’s overweight positions in Mexico and Indonesia were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sberbank and China
Merchants Bank Co., and its out-of-Benchmark position in Sea Ltd. Shares of Sberbank, a Russian financial services provider no longer held by the Fund, fell after the imposition of multilateral economic sanctions in response to Russia’s invasion of Ukraine in late February 2022. At the end of the period, the Fund’s exposure to Russia was less than 0.01% of the portfolio. Shares of China Merchants Bank, a financial services provider based in Shenzhen, China, fell amid overall weakness in investor demand for Chinese equities. Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company.
Leading individual contributors to relative performance included the Fund’s overweight position in Wal-Mart de Mexico SAB and its underweight positions in Alibaba Group Holding Ltd. and Tencent Holdings Ltd. Shares of Wal-Mart de Mexico, a discount retailer, rose amid robust consumer demand supported by higher remittances from expatriates abroad. Shares of Alibaba, a China-based online retail market platform operator, fell amid tighter regulations on Chinese technology companies and slower growth in China’s economy.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest overweight allocations relative to the Benchmark were to the information technology and consumer staples sectors and its largest underweight allocations were to the materials and communication services sectors. By country, the Fund’s largest overweight allocations were to Mexico and Taiwan and its largest underweight positions were in Saudi Arabia and India.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	3

JPMorgan ActiveBuilders Emerging Markets Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $31.07 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2022, the closing price was $31.15.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	4.6%
2.	Samsung Electronics Co. Ltd. (South Korea)	3.5
3.	Tencent Holdings Ltd. (China)	2.1
4.	Infosys Ltd. (India)	2.0
5.	Housing Development Finance Corp. Ltd. (India)	1.8
6.	Wal-Mart de Mexico SAB de CV (Mexico)	1.6
7.	Alibaba Group Holding Ltd. (China)	1.4
8.	HDFC Bank Ltd., ADR (India)	1.3
9.	Grupo Financiero Banorte SAB de CV, Class O (Mexico)	1.2
10.	SK Hynix, Inc. (South Korea)	1.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
China	25.8%
Taiwan	14.7
India	14.3
South Korea	11.9
Brazil	7.5
Mexico	5.1
South Africa	4.1
Saudi Arabia	3.1
Indonesia	2.8
Thailand	1.8
Hong Kong	1.5
United States	1.4
United Arab Emirates	1.1
Others (each less than 1.0%)	4.5
Short-Term Investments	0.4

4	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan ActiveBuilders Emerging Markets Equity ETF
Net Asset Value	March 10, 2021	(34.15)%	(22.52)%
Market Price		(34.32)	(22.40)
LIFE OF FUND PERFORMANCE (3/10/21 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on March 10, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan ActiveBuilders Emerging Markets Equity ETF and MSCI Emerging Markets Index (net total return) from March 10, 2021 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	5

JPMorgan ActiveBuilders International Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(22.91)%
Market Price **	(23.23)%
MSCI EAFE Index (net total return)	(23.00)%
Net Assets as of 10/31/2022	$22,426,876
Fund Ticker	JIDA
INVESTMENT OBJECTIVE***
The JPMorgan ActiveBuilders International Equity ETF (the “Fund”) seeks to provide long term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in equity securities and equity-related instruments of foreign companies across various market capitalizations and seeks to outperform the MSCI EAFE Index (the “Benchmark”) over time while maintaining similar risk characteristics. The Fund allocates investments in the adviser’s actively managed international equity strategies, including country, region and styles strategies.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund had a negative absolute return and outperformed the Benchmark.
Relative to the Benchmark, the Fund’s overweight positions in the energy and financials sectors were leading contributors to performance, while the Fund’s security selection in the consumer discretionary and communication services sectors was a leading detractor from relative performance.
By country, the Fund’s security selection in Sweden and Denmark was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the U.K. and its out-of-Benchmark position in China were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in TotalEnergies SE, DBS Group Holdings Ltd. and Novo Nordisk A/S. Shares of
TotalEnergies, a French integrated petroleum and natural gas company, rose amid higher global energy prices during the period. Shares of DBS Group Holdings, a Singapore financial services provider, rose after the company reported earnings and revenue growth during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products company, rose after legislative efforts to cap insulin prices failed in the U.S. Congress.
Leading individual detractors from relative performance included the Fund’s overweight positions in Adidas, Sea Ltd. and Adyen NV. Shares of Adidas, a German maker of footwear and sports apparel, fell amid supply-chain constraints and consumer backlash to the company’s former partnership with Kanye West. Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company.  Shares of Adyen, a Dutch payments and e-commerce company, fell amid a broad sell-off in the information technology sector in the first quarter of 2022 and after the company reported lower-than-expected results for the first half of 2022.
HOW WAS THE FUND POSITIONED?
At the end of the reporting period, the Fund’s largest overweight allocations relative to the Benchmark were to the financials and energy sectors and its largest underweight allocations were to the real estate and industrials sectors. By country, the Fund’s largest overweight allocations were to Denmark and France and its largest underweight positions were in Australia and Japan.

6	J.P. Morgan Exchange-Traded Funds	October 31, 2022

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	3.2%
2.	Roche Holding AG	2.8
3.	Novo Nordisk A/S, Class B (Denmark)	2.3
4.	Shell plc (Netherlands)	2.2
5.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.1
6.	TotalEnergies SE (France)	2.1
7.	ASML Holding NV (Netherlands)	2.0
8.	BHP Group Ltd. (Australia)	1.7
9.	Diageo plc (United Kingdom)	1.6
10.	Novartis AG (Registered) (Switzerland)	1.6

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	19.1%
United Kingdom	12.5
France	12.1
United States	8.6
Germany	8.2
Netherlands	7.3
Australia	6.2
Switzerland	5.2
Denmark	4.4
Sweden	2.2
Spain	1.9
Hong Kong	1.6
Singapore	1.5
Italy	1.1
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Finland	1.1%
Others (each less than 1.0%)	5.6
Short-Term Investments	1.4

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $37.38 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $37.36.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	7

JPMorgan ActiveBuilders International Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan ActiveBuilders International Equity ETF
Net Asset Value	July 7, 2021	(22.91)%	(16.59)%
Market Price		(23.23)	(16.62)
LIFE OF FUND PERFORMANCE (7/7/21 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on July 7, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan ActiveBuilders International Equity ETF and MSCI EAFE Index (net total return) from July 7, 2021 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. MSCI EAFE Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan BetaBuilders Canada ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(13.34)%
Market Price **	(13.49)%
Morningstar® Canada Target Market Exposure IndexSM (net total return)	(13.40)%
Net Assets as of 10/31/2022	$5,644,273,295
Fund Ticker	BBCA
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Canada ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free float adjusted, market capitalization weighted index, which consists of stocks traded primarily on the Toronto Stock Exchange. Using a "passive" investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund had a negative absolute return and performed in line with the Underlying Index, before considering the effects of differences in the timing of foreign exchange rate calculations, operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the information technology and financials sectors were leading detractors from absolute performance, while their exposures to the energy and consumer staples sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and energy sectors and their smallest allocations were to the health care and real estate sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Royal Bank of Canada (Canada)	6.9%
2.	Toronto-Dominion Bank (The) (Canada)	6.2
3.	Enbridge, Inc. (Canada)	4.2
4.	Canadian National Railway Co. (Canada)	3.9
5.	Canadian Pacific Railway Ltd. (Canada)	3.7
6.	Canadian Natural Resources Ltd. (Canada)	3.6
7.	Bank of Montreal (Canada)	3.3
8.	Bank of Nova Scotia (The) (Canada)	3.1
9.	Brookfield Asset Management, Inc., Class A (Canada)	3.0
10.	Suncor Energy, Inc. (Canada)	2.5

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	32.9%
Energy	18.0
Industrials	13.1
Materials	9.5
Information Technology	5.1
Consumer Staples	4.1
Consumer Discretionary	3.3
Utilities	3.1
Communication Services	2.8
Others (each less than 1.0%)	0.7
Short-Term Investments	7.4

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $57.30 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on

October 31, 2022	J.P. Morgan Exchange-Traded Funds	9

JPMorgan BetaBuilders Canada ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2022, the closing price was $57.35.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Canada ETF
Net Asset Value	August 7, 2018	(13.34)%	6.18%
Market Price		(13.49)	6.20
LIFE OF FUND PERFORMANCE (8/7/18 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on August 7, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Canada ETF and Morningstar® Canada Target Market Exposure IndexSM (net total return) from August 7, 2018 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Canada Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® Canada Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the
Canada equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	11

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
(formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(19.60)%
Market Price **	(19.87)%
Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return)	(19.32)%
Net Assets as of 10/31/2022	$3,412,010,904
Fund Ticker	BBAX
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free float adjusted, market capitalization weighted index that consists of equity securities from developed Asia-Pacific countries or regions other than Japan, including: Australia, Hong Kong, New Zealand and Singapore. Using a "passive" investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund had a negative absolute return and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, differences in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the financials and health care sectors were leading detractors from absolute performance, while their exposures to the energy sector was the sole sector contributor to absolute performance.
By country or region, the Fund’s and the Underlying Index’s exposures to Australia and Hong Kong were leading detractors from absolute performance, while their exposures to Singapore and New Zealand were the smallest detractors from absolute performance and no country exposure made a positive contribution to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and materials sectors and their smallest allocations were to the information technology and communication services sectors. The Fund and the Underlying Index’s largest allocations by country or region were to Australia and Hong Kong and the smallest allocations were to New Zealand and Singapore.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	BHP Group Ltd. (Australia)	7.6%
2.	Commonwealth Bank of Australia (Australia)	7.2
3.	AIA Group Ltd. (Hong Kong)	5.7
4.	CSL Ltd.	5.4
5.	National Australia Bank Ltd. (Australia)	4.1
6.	Westpac Banking Corp. (Australia)	3.4
7.	Australia & New Zealand Banking Group Ltd. (Australia)	3.1
8.	DBS Group Holdings Ltd. (Singapore)	2.8
9.	Woodside Energy Group Ltd. (Australia)	2.8
10.	Macquarie Group Ltd. (Australia)	2.5

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Australia	59.3%
Hong Kong	17.0
Singapore	11.3
United States	6.6
China	2.3
New Zealand	1.9
Others (each less than 1.0%)	1.6
Short-Term Investments	0.0****

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $42.76 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions

12	J.P. Morgan Exchange-Traded Funds	October 31, 2022

at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2022, the closing price was $42.79.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Amount rounds to less than 0.1%.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	13

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
(formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
Net Asset Value	August 7, 2018	(19.60)%	0.38%
Market Price		(19.87)	0.39
LIFE OF FUND PERFORMANCE (8/7/18 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on August 7, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF and Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return) from August 7, 2018 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Asia Pacific ex-Japan equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan BetaBuilders Europe ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(23.01)%
Market Price **	(23.22)%
Morningstar® Developed Europe Target Market Exposure IndexSM (net total return)	(23.13)%
Net Assets as of 10/31/2022	$3,527,687,759
Fund Ticker	BBEU
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Europe ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free-float adjusted market capitalization weighted index consisting of equity securities from developed European countries or regions, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the U.K. Using a "passive" investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund had a negative absolute performance and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, differences in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the financials and consumer discretionary sectors were leading detractors from absolute performance, while their exposure to the energy sector was the sole sector contributor to absolute performance.
By country, the Fund’s and the Underlying Index’s exposures to Germany and the U.K. were leading detractors from absolute performance, while their exposures to Portugal and Austria were the smallest detractors. No countries contributed to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and health care sectors and their smallest allocations were to the communication services and real estate sectors. The Fund’s and the Underlying Index’s largest country allocations were to the U.K. and France and their smallest allocations were to Portugal and Austria.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	3.5%
2.	Roche Holding AG	2.7
3.	Shell plc (Netherlands)	2.5
4.	Novartis AG (Registered) (Switzerland)	2.3
5.	ASML Holding NV (Netherlands)	2.2
6.	AstraZeneca plc (United Kingdom)	2.1
7.	Novo Nordisk A/S, Class B (Denmark)	2.1
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.9
9.	TotalEnergies SE (France)	1.6
10.	Unilever plc (United Kingdom)	1.4

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
United Kingdom	18.8%
France	15.9
Germany	11.3
United States	9.0
Switzerland	8.8
Netherlands	8.2
Sweden	5.2
Denmark	4.1
Spain	3.8
Italy	3.3
Finland	2.1
Australia	1.7
Belgium	1.5
Norway	1.3
Others (each less than 1.0%)	3.9
Short-Term Investments	1.1

October 31, 2022	J.P. Morgan Exchange-Traded Funds	15

JPMorgan BetaBuilders Europe ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $43.61 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2022, the closing price was $43.62.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Europe ETF
Net Asset Value	June 15, 2018	(23.01)%	0.21%
Market Price		(23.22)	0.22
LIFE OF FUND PERFORMANCE (6/15/18 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on June 15, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Europe ETF and Morningstar® Developed Europe Target Market Exposure IndexSM (net total return) from June 15, 2018 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Europe Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® Developed Europe Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Europe equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	17

JPMorgan BetaBuilders International Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(23.02)%
Market Price **	(23.11)%
Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return)	(22.95)%
Net Assets as of 10/31/2022	$2,710,097,518
Fund Ticker	BBIN
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free float adjusted, market capitalization weighted index, which consists of equity securities from developed countries or regions outside the U.S. and Canada. Using a "passive" investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund had a negative absolute return and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, differences in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the consumer discretionary and industrials sectors were leading detractors from absolute performance, while their exposures to the energy sector was the sole sector contributor to absolute performance.
By country or region, the Fund’s and the Underlying Index’s exposures to Japan and Germany were leading detractors from absolute performance, while their exposures to Singapore and Israel were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest sector allocations were to the financials and industrials sectors, while their smallest allocations were to the real estate and utilities sectors. The Fund’s and the Underlying Index’s largest country or region allocations were to Japan and the U.K. and their smallest allocations were to New Zealand and
Portugal.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	2.2%
2.	Roche Holding AG	1.7
3.	Shell plc (Netherlands)	1.6
4.	Novartis AG (Registered) (Switzerland)	1.4
5.	ASML Holding NV (Netherlands)	1.4
6.	AstraZeneca plc (United Kingdom)	1.3
7.	Novo Nordisk A/S, Class B (Denmark)	1.3
8.	Toyota Motor Corp. (Japan)	1.3
9.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.2
10.	TotalEnergies SE (France)	1.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	23.7%
United Kingdom	12.1
France	10.1
Australia	8.0
Germany	7.2
United States	6.5
Switzerland	5.6
Netherlands	5.2
Sweden	3.3
Denmark	2.6
Spain	2.4
Hong Kong	2.2
Italy	2.1
Singapore	1.5
Finland	1.3
Others (each less than 1.0%)	5.1
Short-Term Investments	1.1

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

18	J.P. Morgan Exchange-Traded Funds	October 31, 2022

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $44.72 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2022, the closing price was $44.75.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	19

JPMorgan BetaBuilders International Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders International Equity ETF
Net Asset Value	December 3, 2019	(23.02)%	(1.15)%
Market Price		(23.11)	(1.13)
LIFE OF FUND PERFORMANCE (12/3/19 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on December 3, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders International Equity ETF and Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return) from December 3, 2019 to October 31, 2022. The performance of the Fund reflects the deduction of Fund  expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM (net total return) is a rules-based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Markets ex-North America equity markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some foreign markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan BetaBuilders Japan ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(24.96)%
Market Price **	(24.95)%
Morningstar® Japan Target Market Exposure IndexSM (net total return)	(24.66)%
Net Assets as of 10/31/2022	$6,211,237,563
Fund Ticker	BBJP
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders Japan ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free float adjusted market-capitalization weighted index, which consists stocks traded primarily on the Tokyo Stock Exchange or the Nagoya Stock Exchange. Using a "passive" investment approach, the Fund attempts to replicate the constituent securities of the Underlying Index as closely as possible, before considering fees and expenses, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund had a negative absolute return and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, differences in the timing of foreign exchange rate calculations, as well as operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the industrials and consumer discretionary sectors were leading detractors from absolute performance, while their exposures to the energy and utilities sectors were the smallest detractors from absolute performance and no sector contributed to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the industrials and consumer discretionary sectors and their smallest allocations were to the energy and utilities sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Toyota Motor Corp. (Japan)	5.4%
2.	Sony Group Corp. (Japan)	2.6
3.	Keyence Corp. (Japan)	2.3
4.	Daiichi Sankyo Co. Ltd. (Japan)	1.9
5.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.9
6.	Recruit Holdings Co. Ltd. (Japan)	1.6
7.	SoftBank Group Corp. (Japan)	1.6
8.	Nintendo Co. Ltd. (Japan)	1.5
9.	KDDI Corp. (Japan)	1.4
10.	Hitachi Ltd. (Japan)	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	22.8%
Consumer Discretionary	18.9
Information Technology	12.5
Health Care	10.4
Financials	10.0
Communication Services	7.9
Consumer Staples	6.8
Materials	4.7
Real Estate	4.0
Others (each less than 1.0%)	1.7
Short-Term Investments	0.3

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $41.69 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on

October 31, 2022	J.P. Morgan Exchange-Traded Funds	21

JPMorgan BetaBuilders Japan ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2022, the closing price was $41.73.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders Japan ETF
Net Asset Value	June 15, 2018	(24.96)%	(2.35)%
Market Price		(24.95)	(2.33)
LIFE OF FUND PERFORMANCE (6/15/18 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on June 15, 2018.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders Japan ETF and Morningstar® Japan Target Market Exposure IndexSM (net total return) from June 15, 2018 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® Japan Target Market Exposure IndexSM (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® Japan Target Market Exposure IndexSM (net total return) is a rule based, float-adjusted market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Japan equity markets.  Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	23

JPMorgan BetaBuilders U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(16.42)%
Market Price **	(16.33)%
Morningstar® US Target Market Exposure IndexSM	(16.42)%
Net Assets as of 10/31/2022	$1,276,523,608
Fund Ticker	BBUS
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Target Market Exposure IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index is a free float adjusted market capitalization weighted index consisting of equity securities traded primarily in the U.S. It targets 85% of those stocks by market capitalization and primarily includes large- and mid-cap companies. Using a "passive" investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund had a negative absolute return and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the information technology and communication services sectors were leading detractors from absolute performance, while their exposures to the energy and consumer staples sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the information technology and health care sectors, while their smallest allocations were to the materials and utilities sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.8%
2.	Microsoft Corp.	5.0
3.	Amazon.com, Inc.	2.6
4.	Tesla, Inc.	1.8
5.	Alphabet, Inc., Class A	1.7
6.	Berkshire Hathaway, Inc., Class B	1.6
7.	UnitedHealth Group, Inc.	1.5
8.	Alphabet, Inc., Class C	1.5
9.	Exxon Mobil Corp.	1.4
10.	Johnson & Johnson	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.4%
Health Care	15.1
Financials	11.5
Consumer Discretionary	10.8
Industrials	8.0
Communication Services	7.3
Consumer Staples	6.6
Energy	5.2
Utilities	2.9
Real Estate	2.7
Materials	2.5
Short-Term Investments	1.0

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $69.38 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on

24	J.P. Morgan Exchange-Traded Funds	October 31, 2022

the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of October 31, 2022, the closing price was $69.42.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	25

JPMorgan BetaBuilders U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Equity ETF
Net Asset Value	March 12, 2019	(16.42)%	10.96%
Market Price		(16.33)	10.98
LIFE OF FUND PERFORMANCE (3/12/19 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on March 12, 2019.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Equity ETF and the Morningstar® US Target Market Exposure IndexSM from March 12, 2019 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Target Market Exposure IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Morningstar® US Target Market Exposure IndexSM is a free float-adjusted market capitalization-weighted index which consists of stocks traded primarily on the U.S. stock exchanges. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(19.87)%
Market Price **	(20.10)%
Morningstar® US Mid Cap Target Market Exposure Extended IndexSM	(19.90)%
Net Assets as of 10/31/2022	$1,390,564,346
Fund Ticker	BBMC
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Mid Cap Target Market Exposure Extended IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index consists of mid-cap equity securities traded in the U.S. It targets those securities that fall between the 85th and 95th percentiles in market capitalization of the free-float adjusted investable universe. Using a "passive" investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index, and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund had a negative absolute return and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the information technology and health care sectors were leading detractors from absolute performance, while their exposures to the energy and utilities sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the industrials and information technology sectors, while their smallest allocations were to the utilities and communication services sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	LPL Financial Holdings, Inc.	0.7%
2.	EQT Corp.	0.5
3.	APA Corp.	0.5
4.	First Solar, Inc.	0.5
5.	Booz Allen Hamilton Holding Corp.	0.5
6.	First Horizon Corp.	0.5
7.	Ovintiv, Inc.	0.4
8.	Gaming and Leisure Properties, Inc.	0.4
9.	Darling Ingredients, Inc.	0.4
10.	Carlisle Cos., Inc.	0.4

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	18.1%
Financials	14.6
Information Technology	12.5
Consumer Discretionary	12.5
Health Care	11.1
Real Estate	8.6
Materials	5.5
Energy	5.5
Consumer Staples	3.5
Utilities	2.6
Communication Services	2.3
Short-Term Investments	3.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $74.06 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last

October 31, 2022	J.P. Morgan Exchange-Traded Funds	27

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $73.92.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

28	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Net Asset Value	April 14, 2020	(19.87)%	17.14%
Market Price		(20.10)	17.05
LIFE OF FUND PERFORMANCE (4/14/20 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on April 14, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Mid Cap Equity ETF and Morningstar® US Mid Cap Target Market Exposure Extended IndexSM from April 14, 2020 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Mid Cap Target Market Exposure
Extended IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® US Mid Cap Target Market Exposure Extended IndexSM is a free float adjusted market capitalization weighted index that consists of mid cap U.S. equity securities. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	29

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(17.87)%
Market Price **	(18.39)%
Morningstar® US Small Cap Target Market Exposure Extended IndexSM	(17.94)%
Net Assets as of 10/31/2022	$494,762,260
Fund Ticker	BBSC
INVESTMENT OBJECTIVE***
The JPMorgan BetaBuilders U.S. Small Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Small Cap Target Market Exposure Extended IndexSM (the "Underlying Index").
INVESTMENT APPROACH
The Underlying Index primarily consists of small-cap equity securities traded in the U.S. It targets those securities that fall between the 95th and 99th percentiles in market capitalization of free float adjusted investable universe. Using a "passive" investment approach, the Fund attempts to closely correspond to the performance of the Underlying Index and invests in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund had a negative absolute return and performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.
The Fund’s and the Underlying Index’s exposures to the health care and information technology sectors were leading detractors from absolute performance, while their exposures to the energy and consumer staples sectors were leading contributors to absolute performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and industrials sectors and their smallest allocations were to the utilities and communication services sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Toast, Inc., Class A	0.5%
2.	Chord Energy Corp.	0.5
3.	Karuna Therapeutics, Inc.	0.4
4.	Livent Corp.	0.4
5.	Applied Industrial Technologies, Inc.	0.4
6.	PBF Energy, Inc., Class A	0.4
7.	Denbury, Inc.	0.3
8.	Comfort Systems USA, Inc.	0.3
9.	Magnolia Oil & Gas Corp., Class A	0.3
10.	Fluor Corp.	0.3

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	17.5%
Industrials	16.3
Health Care	14.1
Information Technology	13.0
Consumer Discretionary	10.1
Energy	6.9
Real Estate	5.1
Materials	4.5
Consumer Staples	3.9
Communication Services	2.5
Utilities	2.2
Short-Term Investments	3.9

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.67 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last

30	J.P. Morgan Exchange-Traded Funds	October 31, 2022

day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $54.38.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	31

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
Net Asset Value	November 16, 2020	(17.87)%	4.44%
Market Price		(18.39)	4.16
LIFE OF FUND PERFORMANCE (11/16/20 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on November 16, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders U.S. Small Cap Equity ETF and Morningstar® US Small Cap Target Market Exposure Extended IndexSM from November 16, 2020 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Morningstar® US Small Cap Target
Market Exposure Extended IndexSM does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Morningstar® US Small Cap Target Market Exposure Extended IndexSM is a free float-adjusted market capitalization-weighted index that consists of small cap U.S. equity securities. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan Carbon Transition U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(14.79)%
Market Price **	(14.79)%
JPMorgan Asset Management Carbon Transition U.S. Equity Index	(14.67)%
Russell 1000 Index	(16.38)%
Net Assets as of 10/31/2022	$20,947,681
Fund Ticker	JCTR
INVESTMENT OBJECTIVE***
The JPMorgan Carbon Transition U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Asset Management Carbon Transition U.S. Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which primarily tracks large- and mid-cap equity securities of companies located in the U.S. and is designed to capture the performance of companies that have been identified through the Underlying Index’s rules-based process as better positioned to benefit from a transition to a lower carbon economy while also providing broader U.S. market exposure. Companies are then evaluated based on the rules-based process to determine how they effectively manage emissions, resources and carbon-related risks and are ranked within each sector.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund provided a negative absolute return and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index outperformed the Russell 1000 Index, which is a more traditional market capitalization-weighted index.
The Fund’s and the Underlying Index’s exposures to the information technology and consumer discretionary sectors were leading detractors from absolute performance, while their exposures to the energy and health care sectors were leading contributors to absolute performance.
Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s exposures within the health care and information technology sectors were leading contributors to performance, while their exposures within the financials and materials sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the information technology and health care sectors, while their smallest allocations were to the materials and utilities sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.7%
2.	Microsoft Corp.	5.0
3.	Alphabet, Inc., Class A	3.2
4.	Amazon.com, Inc.	2.5
5.	Tesla, Inc.	1.9
6.	UnitedHealth Group, Inc.	1.8
7.	Exxon Mobil Corp.	1.6
8.	Johnson & Johnson	1.6
9.	Visa, Inc., Class A	1.3
10.	Chevron Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.4%
Health Care	15.7
Financials	11.7
Consumer Discretionary	10.4
Communication Services	7.1
Industrials	6.9
Consumer Staples	6.1
Energy	5.3
Real Estate	3.1
Utilities	2.6
Materials	2.5
Short-Term Investments	0.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

October 31, 2022	J.P. Morgan Exchange-Traded Funds	33

JPMorgan Carbon Transition U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $52.37 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $52.38.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

34	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Carbon Transition U.S. Equity ETF
Net Asset Value	December 9, 2020	(14.79)%	4.55%
Market Price		(14.79)	4.57
LIFE OF FUND PERFORMANCE (12/9/20 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on December 9, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Carbon Transition U.S. Equity ETF, the JPMorgan Asset Management Carbon Transition U.S. Equity Index and the Russell 1000 Index from December 9, 2020 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Asset Management Carbon Transition U.S. Equity Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Asset Management Carbon Transition U.S. Equity Index is a rules-based, proprietary index built to achieve a meaningful reduction in carbon intensity without relying on exclusions or sector deviations. It is a proprietary index designed to reflect the performance of a subset of the U.S. large and midcap companies in developed markets that, based on the index rules, are determined to be best positioned to benefit from a transition to a low-carbon economy. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	35

JPMorgan Climate Change Solutions ETF
FUND COMMENTARY
FOR THE PERIOD December 13, 2021 (FUND INCEPTION) THROUGH October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(25.87)%
Market Price **	(25.56)%
MSCI ACWI Index (net total return)	(21.14)%
Net Assets as of 10/31/2022	$19,560,686
Fund Ticker	TEMP
INVESTMENT OBJECTIVE***
The JPMorgan Climate Change Solutions ETF (the “Fund”) seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions to address climate change.
INVESTMENT APPROACH
The Fund invests primarily in common stocks and depositary receipts that the adviser believes are currently, or in the process of, providing solutions to address climate change, or implementing business practices in response to climate change. The Fund uses a "thematic" investment approach that seeks to identify and invest in companies that are relevant to the theme of climate change solutions and selects companies within key sub-themes, including sustainable transportation, sustainable construction, sustainable food and water, renewable energy and electrification, recycling and re-use.
HOW DID THE FUND PERFORM?
For the period from inception on December 13, 2021 to October, 2022, the Fund had a negative absolute return and underperformed the MSCI All Cap World Index (the “Index”).
The Fund’s security selections in the industrials and materials sectors were leading detractors from absolute performance, while the Fund’s security selections in the energy and consumer staples sectors were the smallest detractors and no sectors contributed to performance.
Leading detractors from Fund performance included Contemporary Amperex Technology Co., Infineon Technologies AG and Koninklijke DSM NV. Shares of Contemporary Amperex Technology, a Chinese manufacturer of lithium-ion batteries, fell amid general weakness in China’s equities market during the period. Shares of Infineon Technologies, a German semiconductor manufacturer, fell amid broad weakness in the semiconductor sector during the period. Shares of Koninklijke DSM, a Dutch specialty chemicals manufacturer, fell after the company reported lower-than-expected revenue for the first half of 2022.
Leading individual contributors to Fund performance included Enphase Energy Inc., Deere & Co. and it out-of-Index position in AGCO Corp. Shares of Enphase Energy, a U.S. solar energy products manufacturer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Deere and AGCO, both U.S. agricultural and farm machinery manufacturers, rose amid better-than-expected earnings and revenue for the second quarter of 2022.
Relative to the Index, the Fund’s security selection in the industrials and its underweight position in the energy sector were leading detractors from relative performance. The Fund’s security selection and underweight position information technology sector and its underweight position in the communication services sector, where the Fund had no holdings, were leading contributors to performance.
HOW WAS THE FUND POSITIONED?
As a result of the adviser’s thematic investment approach, the Fund’s largest allocations were to the industrials and information technology sectors and the smallest allocations were to the energy and consumer staples sectors. The Fund had no holdings in the communication services, health care and financials sectors.

36	J.P. Morgan Exchange-Traded Funds	October 31, 2022

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Deere & Co.	4.7%
2.	Trane Technologies plc	3.9
3.	Xylem, Inc.	3.9
4.	NextEra Energy, Inc.	3.8
5.	Autodesk, Inc.	3.5
6.	Schneider Electric SE	3.5
7.	AGCO Corp.	3.3
8.	Carrier Global Corp.	3.3
9.	Keyence Corp. (Japan)	3.1
10.	Enphase Energy, Inc.	3.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
United States	44.2%
United Kingdom	7.2
France	6.8
Germany	6.4
Japan	6.1
Switzerland	5.6
Spain	5.3
Finland	2.9
South Korea	2.9
Netherlands	2.6
Italy	2.0
Canada	1.9
China	1.9
Sweden	1.6
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Ireland	1.2%
Others (each less than 1.0%)	1.4

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $35.56 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $35.71.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	37

JPMorgan Climate Change Solutions ETF
FUND COMMENTARY
FOR THE PERIOD December 13, 2021 (FUND INCEPTION) THROUGH October 31, 2022 (Unaudited) (continued)
TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Climate Change Solutions ETF
Net Asset Value	December 13, 2021	(25.87)%
Market Price		(25.56)
LIFE OF FUND PERFORMANCE (12/13/21 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on December 13, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Climate Change Solutions ETF and the MSCI All Country World Index (net total return) from December 13, 2021 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI All Country World Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI All Country World Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in developed and emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

38	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan Diversified Return Emerging Markets Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(15.61)%
Market Price **	(15.20)%
JP Morgan Diversified Factor Emerging Markets Equity Index (net total return)	(15.62)%
FTSE Emerging Index (net total return)	(28.39)%
Net Assets as of 10/31/2022	$163,926,226
Fund Ticker	JPEM
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return Emerging Markets Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap equity securities from emerging markets, diversified across regions, super-sectors and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute return for the twelve months ended October 31, 2022, and performed in line with the Underlying Index, before considering differences in the net asset value calculations and foreign exchange pricing between the Underlying Index and the Fund and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index outperformed the FTSE Emerging Index, which is a more traditional market capitalization-weighted index.
From a super-sector perspective, the Fund’s and the Underlying Index’s positions in the consumer and financials super-sectors were leading detractors from absolute performance, while their positions in the defensives and commodities super-sectors were the smallest detractors from absolute performance and no super-sectors contributed to absolute performance.
From a regional perspective, the Fund’s and the Underlying Index’s positions in China and in Asia-Pacific, excluding China, were leading detractors from absolute performance, while their positions in Latin America were the sole regional contributors to absolute performance.
Relative to the FTSE Emerging Index, the Fund’s and the Underlying Index’s underweight positions in China and their overweight positions in Latin America were leading contributors to performance, while their multi-factor security selections in the banks and defensives super-sectors and in the EMEA region were leading detractors from performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the defensives and consumer super-sectors, while their smallest allocations were to the commodities and industrials super-sectors. The Fund’s and the Underlying Index’s largest regional allocations were to Asia Pacific, excluding China, and to EMEA. Their smallest allocations were to China and Latin America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	39

JPMorgan Diversified Return Emerging Markets Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Infosys Ltd. (India)	1.9%
2.	Vale SA (Brazil)	1.4
3.	Reliance Industries Ltd. (India)	1.1
4.	Hindustan Unilever Ltd. (India)	1.1
5.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.1
6.	Petroleo Brasileiro SA (Preference) (Brazil)	1.1
7.	Grupo Financiero Banorte SAB de CV, Class O (Mexico)	1.0
8.	Tata Consultancy Services Ltd. (India)	0.9
9.	Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	0.9
10.	National Bank of Kuwait SAKP (Kuwait)	0.9

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
China	22.1%
India	11.8
Brazil	10.0
Taiwan	10.0
Mexico	7.2
Turkey	6.7
Saudi Arabia	6.4
South Africa	5.5
Indonesia	3.7
United Arab Emirates	3.1
Thailand	2.3
Kuwait	2.3
Qatar	2.3
Malaysia	2.1
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Chile	1.2%
Greece	1.0
Others (each less than 1.0%)	2.2
Short-Term Investments	0.1

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.54 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $45.81.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

40	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return Emerging Markets Equity ETF
Net Asset Value	January 7, 2015	(15.61)%	(0.53)%	1.96%
Market Price		(15.20)	(0.48)	2.04
LIFE OF FUND PERFORMANCE (1/7/15 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on January 7, 2015.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return Emerging Markets Equity ETF, the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) and the FTSE Emerging Index (net total return) from January 7, 2015 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) and the FTSE Emerging Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor Emerging Markets Equity Index (net total return). JP Morgan Diversified Factor Emerging Markets Equity Index (net total return) is comprised of large- and mid-cap equity securities selected from the FTSE Emerging Index (net total return). The index is designed to reflect the performance of emerging market securities representing the following diversified set of factors: value, momentum and quality. The FTSE Emerging Index (net total return) provides investors with a comprehensive means of measuring the performance of the most liquid companies in the emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	41

JPMorgan Diversified Return International Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(23.21)%
Market Price **	(23.15)%
JP Morgan Diversified Factor International Equity Index (net total return)	(22.92)%
FTSE Developed ex North America Index (net total return)	(23.81)%
Net Assets as of 10/31/2022	$671,062,140
Fund Ticker	JPIN
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return International Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap equity securities in developed markets outside of North America, diversified across regions, sectors and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the twelve months ended October 31, 2022, and performed in line with the Underlying Index, before considering the effects of differences in the Fund’s net asset value calculations versus the Underlying Index’s valuation calculations, as well as differences due to specific trading limits, the Fund’s small cash allocation and fees and operating expenses incurred by the Fund. The Fund and the Underlying Index outperformed the FTSE Developed ex North America Index, which is a more traditional market capitalization-weighted index.
From a sector perspective, the Fund’s and the Underlying Index’s positions in the real estate and technology sectors were leading detractors from absolute performance, while their positions in the energy sector were the sole sector contributors to absolute performance.
From a regional perspective, the Fund’s and Underlying Index’s positions in Japan and Europe, excluding the U.K., were leading detractors from absolute performance. Their positions in Asia-Pacific, excluding Japan, and the U.K. were the smallest detractors from absolute performance.
Relative to the FTSE Developed ex North America Index, the Fund’s and the Underlying Index’s multi-factor security selections in Japan and Asia-Pacific, excluding Japan, were leading contributors to performance, while the Fund’s and the Underlying Index’s multi-factor security selections in the U.K. were the sole detractors from performance.
The Fund’s and the Underlying Index’s multi-factor security selections and their underweight positions in the consumer discretionary sector were leading contributors to relative performance, while their multi-factor security selections in the health care sector and their overweight positions in the real estate sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer staples and utilities sectors, while their smallest allocations were to the energy and telecommunications sectors. By region, the Fund’s and the Underlying Index’s largest allocations were to Japan and Asia-Pacific, excluding Japan, and their smallest allocations were to Europe, excluding the U.K., and the U.K.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	0.5%
2.	Imperial Brands plc (United Kingdom)	0.5
3.	KT&G Corp. (South Korea)	0.5
4.	Pearson plc (United Kingdom)	0.5
5.	Glencore plc (Australia)	0.5
6.	BAE Systems plc (United Kingdom)	0.5
7.	Novo Nordisk A/S, Class B (Denmark)	0.4
8.	British American Tobacco plc (United Kingdom)	0.4
9.	AstraZeneca plc (United Kingdom)	0.4
10.	NN Group NV (Netherlands)	0.4

42	J.P. Morgan Exchange-Traded Funds	October 31, 2022

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	30.0%
United Kingdom	16.0
Australia	10.7
South Korea	6.7
France	4.2
Sweden	3.5
Netherlands	3.4
Hong Kong	2.9
Singapore	2.9
Germany	2.5
Spain	2.1
Italy	2.1
United States	1.8
Finland	1.6
Switzerland	1.6
China	1.4
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Norway	1.2%
Others (each less than 1.0%)	4.7
Short-Term Investments	0.7

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $44.44 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $44.54.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	43

JPMorgan Diversified Return International Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return International Equity ETF
Net Asset Value	November 5, 2014	(23.21)%	(2.06)%	1.33%
Market Price		(23.15)	(2.08)	1.35
LIFE OF FUND PERFORMANCE (11/5/14 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on November 5, 2014.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return International Equity ETF, the JP Morgan Diversified Factor International Equity Index (net total return) and the FTSE Developed ex North America Index (net total return) from November 5, 2014 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor International Equity Index (net total return) and the FTSE Developed ex North America Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor International Equity Index (net total return) and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor International Equity Index (net total return). JP Morgan Diversified Factor International Equity Index (net total return) is comprised of large- and mid-cap equity securities selected from the FTSE Developed ex North America Index (net total return). The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The FTSE Developed ex North America Index (net total return) is part of a range of indices designed to help investors benchmark their international investments. The index comprises large- and mid-cap stocks providing coverage of developed markets, excluding the US and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world's investable market capitalization. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

44	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan Diversified Return U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(5.36)%
Market Price **	(5.28)%
JP Morgan Diversified Factor US Equity Index	(5.25)%
Russell 1000 Index	(16.38)%
Net Assets as of 10/31/2022	$507,282,453
Fund Ticker	JPUS
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return U.S. Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap equity securities of U.S. companies, diversified across sectors and individual securities. The Underlying Index uses a rules-based proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the twelve months ended October 31, 2022, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index outperformed the Russell 1000 Index, which is a more traditional market capitalization-weighted index.
The Fund’s and the Underlying Index’s positions in the technology and consumer discretionary sectors were leading detractors from absolute performance, while their positions in the energy and consumer staples sectors were leading contributors to absolute performance.
Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s underweight positions in the technology sector and their overweight positions in the consumer staples sector were leading contributors to performance, while their multi-factor security selections in the energy and health care sectors were leading detractors from performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the consumer staples and utilities sectors, while their smallest allocations were to the energy and telecommunications sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Prologis, Inc.	0.5%
2.	Eli Lilly & Co.	0.5
3.	Steel Dynamics, Inc.	0.5
4.	Marathon Oil Corp.	0.5
5.	Lockheed Martin Corp.	0.5
6.	Bristol-Myers Squibb Co.	0.5
7.	Cigna Corp.	0.5
8.	Elevance Health, Inc.	0.5
9.	Vertex Pharmaceuticals, Inc.	0.5
10.	Archer-Daniels-Midland Co.	0.4

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Consumer Staples	14.9%
Health Care	12.4
Utilities	11.2
Industrials	9.8
Financials	8.7
Technology	8.6
Real Estate	7.8
Basic Materials	7.8
Consumer Discretionary	7.7
Energy	5.5
Telecommunications	5.3
Short-Term Investments	0.3

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $93.94 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last

October 31, 2022	J.P. Morgan Exchange-Traded Funds	45

JPMorgan Diversified Return U.S. Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $94.05.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

46	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Equity ETF
Net Asset Value	September 29, 2015	(5.36)%	8.90%	11.22%
Market Price		(5.28)	8.92	11.24
LIFE OF FUND PERFORMANCE (9/29/15 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on September 29, 2015.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Equity ETF, the JP Morgan Diversified Factor US Equity Index, and the Russell 1000 Index from September 29, 2015 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Equity Index and Russell 1000 Index  does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Equity Index. JP Morgan Diversified Factor US Equity Index is comprised of U.S. large and mid-cap equity securities selected from the constituents of the Russell 1000 Index. The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	47

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(7.79)%
Market Price **	(7.90)%
JP Morgan Diversified Factor US Mid Cap Equity Index	(7.63)%
Russell Midcap Index	(17.17)%
Net Assets as of 10/31/2022	$267,520,530
Fund Ticker	JPME
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return U.S. Mid Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks mid-cap U.S. equity securities diversified across sectors and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the twelve months ended October 31, 2022, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index outperformed the Russell Midcap Index, which is a more traditional market capitalization weighted index.
The Fund’s and the Underlying Index’s positions the health care and technology sectors were leading detractors from absolute performance. The Fund’s and the Underlying Index’s positions in the energy and consumer staples sectors were leading contributors to absolute performance.
Relative to the Russell Midcap Index, the Fund’s and the Underlying Index’s multi-factor security selections in the technology sector and their overweight positions in the consumer staples sector were leading contributors to performance, while their multi-factor security selections in the consumer staples sector and their overweight positions in the telecommunications sector were leading detractors from performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the health care and industrials sectors and their smallest allocations were to the telecommunications and energy sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Marathon Oil Corp.	0.5%
2.	Principal Financial Group, Inc.	0.5
3.	Steel Dynamics, Inc.	0.5
4.	Quest Diagnostics, Inc.	0.5
5.	Ubiquiti, Inc.	0.5
6.	LPL Financial Holdings, Inc.	0.5
7.	Devon Energy Corp.	0.5
8.	Diamondback Energy, Inc.	0.4
9.	J M Smucker Co. (The)	0.4
10.	NRG Energy, Inc.	0.4

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	12.4%
Industrials	11.7
Financials	10.1
Utilities	10.0
Technology	9.7
Consumer Staples	9.4
Basic Materials	9.2
Real Estate	8.8
Consumer Discretionary	8.4
Energy	6.3
Telecommunications	3.8
Short-Term Investments	0.2

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $83.60 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last

48	J.P. Morgan Exchange-Traded Funds	October 31, 2022

day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $83.55.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	49

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Net Asset Value	May 11, 2016	(7.79)%	8.09%	9.95%
Market Price		(7.90)	8.07	9.94
LIFE OF FUND PERFORMANCE (5/11/16 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on May 11, 2016.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JP Morgan Diversified Factor US Mid Cap Equity Index and the Russell Midcap Index from May 11, 2016 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Mid Cap Equity Index and Russell Midcap Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Mid Cap Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Mid Cap Equity Index. The JP Morgan Diversified Factor US Mid Cap Equity Index is comprised of U.S. mid-cap equity securities selected from the Russell Midcap Index. The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The Russell Midcap Index is a market capitalization-weighted index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale  of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

50	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan Diversified Return U.S. Small Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(10.59)%
Market Price **	(10.49)%
JP Morgan Diversified Factor US Small Cap Equity Index	(10.44)%
Russell 2000 Index	(18.54)%
Net Assets as of 10/31/2022	$286,932,997
Fund Ticker	JPSE
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Return U.S. Small Cap Equity ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks small-cap equity securities of U.S. companies, diversified across sectors and individual securities. The Underlying Index uses a proprietary multi-factor selection process that utilizes the following characteristics: value, momentum and quality. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the twelve months ended October 31, 2022, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index outperformed the Russell 2000 Index, which is a more traditional market capitalization-weighted index.
The Fund’s and the Underlying Index’s positions in the real estate and consumer discretionary sectors were leading detractors from absolute performance, while their positions in the energy and telecommunications sectors were leading contributors to absolute performance.
Relative to the Russell 2000 Index, the Fund’s and the Underlying Index’s multi-factor security selections in the health care sector and their multi-factor security selection in the technology sector were leading contributors to performance, while their underweight positions in the financials and industrials sectors were leading detractors from performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the financials and technology sectors, while their smallest allocations were to the telecommunications and utilities sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Prothena Corp. plc (Ireland)	0.4%
2.	Globalstar, Inc.	0.4
3.	Harmonic, Inc.	0.4
4.	Medpace Holdings, Inc.	0.4
5.	Extreme Networks, Inc.	0.4
6.	Calix, Inc.	0.4
7.	Comfort Systems USA, Inc.	0.3
8.	Applied Industrial Technologies, Inc.	0.3
9.	Old National Bancorp	0.3
10.	Rambus, Inc.	0.3

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	10.9%
Industrials	10.4
Technology	9.9
Health Care	9.4
Consumer Staples	9.3
Basic Materials	8.9
Real Estate	8.8
Consumer Discretionary	7.4
Energy	6.9
Utilities	5.8
Telecommunications	5.0
Short-Term Investments	7.3

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $39.85 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last

October 31, 2022	J.P. Morgan Exchange-Traded Funds	51

JPMorgan Diversified Return U.S. Small Cap Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $39.93.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

52	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Net Asset Value	November 15, 2016	(10.59)%	8.07%	9.41%
Market Price		(10.49)	8.07	9.45
LIFE OF FUND PERFORMANCE (11/15/16 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on November 15, 2016.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Diversified Return U.S. Small Cap Equity ETF, the JP Morgan Diversified Factor US Small Cap Equity Index and the Russell 2000 Index from November 15, 2016 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan Diversified Factor US Small Cap Equity Index and Russell 2000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan Diversified Factor US Small Cap Equity Index and developed the proprietary factors on which the index is based. FTSE Russell, the benchmark administrator, administers, calculates and governs the JP Morgan Diversified Factor US Small Cap Equity Index. The JP Morgan Diversified Factor US Small Cap Equity Index is comprised of U.S. large- and mid-cap equity securities are selected from the Russell 2000 Index. The index is designed to reflect the performance of stocks representing the following diversified set of factors: value, momentum and quality. The Russell 2000 Index is an unmanaged index, measuring performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	53

JPMorgan International Growth ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(38.72)%
Market Price **	(38.97)%
MSCI ACWI ex USA Growth Index (net total return)	(30.99)%
Net Assets as of 10/31/2022	$54,982,105
Fund Ticker	JIG
INVESTMENT OBJECTIVE***
The JPMorgan International Growth ETF (the “Fund”) seeks long-term capital appreciation.
INVESTMENT APPROACH
The Fund employs a fundamental bottom-up approach that seeks to identify companies with strong growth and quality characteristics. The Fund invests primarily in equity securities of foreign companies.
HOW DID THE FUND PERFORM?
For the twelve months ended October 31, 2022, the Fund underperformed the MSCI ACWI ex USA Growth Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s security selection in the information technology and communication services sectors was a leading detractor from performance, while the Fund’s security selection in the consumer staples sector was the sole sector contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sea Ltd. and Silergy Corp. and its out-of-Benchmark position in Unity Software Inc. Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company. Shares of Silergy, a China-based semiconductor manufacturer, fell later in the period after the U.S. imposed tighter controls on technology exports to China’s semiconductor sector. Shares of Unity Software, a U.S. maker of design software, fell after AppLovin Corp. withdrew its acquisition offer for the company.
Leading individual contributors to relative performance included the Fund’s overweight positions in Argenx SE, Novo Nordisk A/S and PT Bank Central Asia. Shares of Argenx, a Dutch pharmaceuticals maker, rose after the company reported strong sales of Vyvgart, a treatment for certain neuromuscular diseases. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products company, rose after legislative efforts to cap insulin prices failed in the U.S. Congress. Shares of Bank Central Asia, an Indonesian financial services provider, rose after the company reported consecutive quarter of earnings growth during the period.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s largest allocations were to the health care and information technology sectors and the smallest allocations were to the real estate and utilities sectors.

54	J.P. Morgan Exchange-Traded Funds	October 31, 2022

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	5.0%
2.	Roche Holding AG	3.9
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3.8
4.	Novo Nordisk A/S, Class B (Denmark)	3.4
5.	LVMH Moet Hennessy Louis Vuitton SE (France)	3.3
6.	ASML Holding NV (Netherlands)	3.1
7.	Canadian National Railway Co. (Canada)	3.0
8.	Diageo plc (United Kingdom)	2.9
9.	RELX plc (United Kingdom)	2.7
10.	Keyence Corp. (Japan)	2.6

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
United Kingdom	13.0%
Japan	11.5
United States	11.0
Netherlands	7.1
Canada	6.2
Denmark	5.9
Germany	5.4
France	5.3
China	4.5
Taiwan	3.9
Hong Kong	3.6
Sweden	3.5
Indonesia	2.7
Switzerland	2.1
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Singapore	1.7%
Australia	1.6
Mexico	1.4
India	1.3
Brazil	1.0
South Africa	1.0
South Korea	0.5
Short-Term Investments	5.8

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.81 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $47.80.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	55

JPMorgan International Growth ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan International Growth ETF
Net Asset Value	May 20, 2020	(38.72)%	(2.68)%
Market Price		(38.97)	(2.69)
LIFE OF FUND PERFORMANCE (5/20/20 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on May 20, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan International Growth ETF and the MSCI ACWI ex USA Growth Index (net total return) from May 20, 2020 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI ex USA Growth Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The MSCI ACWI ex USA Growth Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of growth-oriented large- and mid-cap stocks in developed  and emerging markets, excluding the U.S. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

56	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan U.S. Momentum Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(18.97)%
Market Price **	(18.86)%
JP Morgan US Momentum Factor Index	(18.90)%
Russell 1000 Growth Index	(24.60)%
Russell 1000 Index	(16.38)%
Net Assets as of 10/31/2022	$229,323,118
Fund Ticker	JMOM
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Momentum Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap U.S. securities selected to represent positive momentum factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a momentum factor to identify companies that have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the twelve months ended October 31, 2022 and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund outperformed the Russell 1000 Growth Index and underperformed the Russell 1000 Index, which are more traditional market capitalization-weighted indexes.
On an absolute basis, the Fund’s and the Underlying Index’s positions in the information technology and consumer discretionary sectors were leading detractors from absolute performance, while their positions in the energy sector were the sole sector contributors to performance.
Relative to the Russell 1000 Growth Index, the Fund’s and the Underlying Index’s underweight positions in the communication services sector and their overweight positions in the energy sector were leading contributors to performance, while their security selections in the information technology and health care sectors were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and Underlying Index’s largest allocations were to the information technology and health care sectors and their smallest allocations were to the utilities and materials sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	2.0%
2.	Microsoft Corp.	1.8
3.	UnitedHealth Group, Inc.	1.8
4.	Eli Lilly & Co.	1.7
5.	Tesla, Inc.	1.7
6.	Home Depot, Inc. (The)	1.6
7.	Alphabet, Inc., Class A	1.5
8.	NVIDIA Corp.	1.5
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Technology	24.9%
Consumer Discretionary	14.8
Health Care	13.8
Industrials	13.0
Financials	11.1
Consumer Staples	5.9
Energy	5.3
Utilities	3.1
Real Estate	3.0
Telecommunications	2.6
Basic Materials	1.9
Short-Term Investments	0.6

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $38.22 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market

October 31, 2022	J.P. Morgan Exchange-Traded Funds	57

JPMorgan U.S. Momentum Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $38.25.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

58	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Momentum Factor ETF
Net Asset Value	November 8, 2017	(18.97)%	10.09%
Market Price		(18.86)	10.10
LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Momentum Factor ETF, the JP Morgan US Momentum Factor Index, the Russell 1000 Growth Index and the Russell 1000 Index from November 8, 2017 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Momentum Factor Index, Russell 1000 Growth Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Momentum Factor Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Momentum Factor Index. The JP Morgan US
Momentum Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a subset of U.S. securities selected utilizing a momentum factor to identify companies that have had better recent performance compared to other securities without undue concentration in individual securities. The Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	59

JPMorgan U.S. Quality Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(10.84)%
Market Price **	(10.85)%
JP Morgan US Quality Factor Index	(10.76)%
Russell 1000 Index	(16.38)%
Net Assets as of 10/31/2022	$579,728,107
Fund Ticker	JQUA
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Quality Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap U.S. equity securities selected to represent quality factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a quality factor to identify higher quality companies relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute performance for the twelve months ended October 31, 2022, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. Both the Fund and the Underlying Index outperformed the Russell 1000 Index, which is a more traditional market capitalization-weighted index.
On an absolute basis, the Fund’s and the Underlying Index’s positions in the technology and consumer discretionary sectors were leading detractors from performance, while their positions in the energy and health care sectors were the largest contributors to performance.
Relative to the Russell 1000 Index, the Fund’s and the Underlying Index’s security selection in the consumer discretionary and industrials sectors was a leading contributor to performance. The Fund’s and the Underlying Index’s security selection in the technology and consumer staples sectors was a leading detractor from relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the technology and consumer discretionary sectors, while their smallest allocations were to the basic materials and telecommunications sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	1.9%
2.	Visa, Inc., Class A	1.8
3.	Berkshire Hathaway, Inc., Class B	1.8
4.	Johnson & Johnson	1.8
5.	Microsoft Corp.	1.7
6.	Exxon Mobil Corp.	1.7
7.	Alphabet, Inc., Class A	1.7
8.	Procter & Gamble Co. (The)	1.7
9.	Mastercard, Inc., Class A	1.5
10.	Home Depot, Inc. (The)	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Technology	23.8%
Consumer Discretionary	14.6
Health Care	13.8
Industrials	12.7
Financials	10.4
Consumer Staples	5.6
Energy	5.3
Real Estate	3.0
Utilities	3.0
Telecommunications	2.4
Basic Materials	1.9
Short-Term Investments	3.5

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $38.14 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last

60	J.P. Morgan Exchange-Traded Funds	October 31, 2022

day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $38.16.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	61

JPMorgan U.S. Quality Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Quality Factor ETF
Net Asset Value	November 8, 2017	(10.84)%	10.71%
Market Price		(10.85)	10.72
LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Quality Factor ETF, the JP Morgan US Quality Factor Index and the Russell 1000 Index from November 8, 2017 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Quality Factor Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Quality Factor Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Quality Factor Index. The JP Morgan US Quality Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a quality factor to identifying higher quality companies as measured by profitability, solvency, and earnings quality without undue concentration in individual securities. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

62	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan U.S. Value Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(9.21)%
Market Price **	(9.24)%
JP Morgan US Value Factor Index	(9.16)%
Russell 1000 Value Index	(6.99)%
Russell 1000 Index	(16.38)%
Net Assets as of 10/31/2022	$444,083,720
Fund Ticker	JVAL
INVESTMENT OBJECTIVE***
The JPMorgan U.S. Value Factor ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index (the “Underlying Index”).
INVESTMENT APPROACH
The Fund is passively managed to the Underlying Index, which tracks large- and mid-cap U.S. equity securities selected to represent value factor characteristics. The Underlying Index uses a proprietary selection process that utilizes a relative valuation factor to identify companies with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield. The Underlying Index’s methodology includes quarterly rebalancing.
HOW DID THE FUND PERFORM?
The Fund posted a negative absolute return for the twelve months ended October 31, 2022, and performed in line with the Underlying Index, before considering operating expenses, fees and tax management of the Fund’s portfolio. The Fund and the Underlying Index underperformed the Russell 1000 Value Index and outperformed the Russell 1000 Index, which are more traditional market capitalization-weighted indexes.
On an absolute basis, the Fund’s and the Underlying Index’s positions in the technology and consumer discretionary sectors were leading detractors from performance, while their positions in the health care and energy sectors were leading contributors to performance.
Relative to the Russell 1000 Value Index, the Fund’s and the Underlying Index’s overweight positions in the technology sector and their underweight positions in the energy sector were leading detractors from performance. The Fund’s and the Underlying Index’s security selection in the technology and health care sectors was a leading contributor to relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the technology and consumer discretionary sectors, while their smallest allocations were to the basic materials and telecommunication sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	2.3%
2.	UnitedHealth Group, Inc.	2.2
3.	Apple, Inc.	2.0
4.	Johnson & Johnson	1.8
5.	Microsoft Corp.	1.7
6.	Alphabet, Inc., Class A	1.5
7.	Pfizer, Inc.	1.4
8.	Merck & Co., Inc.	1.4
9.	Walmart, Inc.	1.1
10.	Broadcom, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Technology	24.7%
Consumer Discretionary	14.8
Health Care	14.4
Industrials	13.1
Financials	10.8
Consumer Staples	5.9
Energy	5.5
Real Estate	3.1
Utilities	3.1
Telecommunications	2.4
Basic Materials	1.9
Short-Term Investments	0.3

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects

October 31, 2022	J.P. Morgan Exchange-Traded Funds	63

JPMorgan U.S. Value Factor ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $32.90 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $32.88.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

64	J.P. Morgan Exchange-Traded Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Value Factor ETF
Net Asset Value	November 8, 2017	(9.21)%	8.32%
Market Price		(9.24)	8.31
LIFE OF FUND PERFORMANCE (11/8/17 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on November 8, 2017.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Value Factor ETF, the JP Morgan US Value Factor Index, the Russell 1000 Value Index and the Russell 1000 Index from November 8, 2017 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JP Morgan US Value Factor Index, Russell 1000 Value Index and Russell 1000 Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Fund’s adviser is a sponsor of the JP Morgan US Value Factor Index and developed the proprietary factors on which the index is based. FTSE International Limited, the benchmark administrator, administers, calculates and governs the JP Morgan US Value Factor Index. The JP Morgan US Value Factor Index contains U.S. large- and mid-cap equity securities selected from the Russell 1000 Index, using a rules-based risk allocation and factor selection process. It is designed to reflect a sub-set of U.S. securities selected utilizing a value factor to identify companies with attractive valuations without undue concentration in individual securities.  The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a market capitalization-weighted index, which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
For periods presented prior to November 1, 2019, the date on which a unitary fee structure was adopted, Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	65

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.5%
Australia — 0.0% ^
Perseus Mining Ltd.	210,908	245,645
Brazil — 7.5%
Ambev SA	790,465	2,449,975
Arcos Dorados Holdings, Inc., Class A	34,147	257,468
Atacadao SA	577,310	2,177,136
B3 SA - Brasil Bolsa Balcao	2,766,683	8,034,120
Banco Bradesco SA (Preference)	538,546	2,066,399
Banco BTG Pactual SA *	108,611	608,709
Banco do Brasil SA	234,168	1,680,497
BB Seguridade Participacoes SA	205,277	1,178,689
Blau Farmaceutica SA	59,127	388,724
Caixa Seguridade Participacoes S/A	237,077	404,346
Centrais Eletricas Brasileiras SA (Preference)	100,401	1,039,871
Cia Energetica de Minas Gerais (Preference)	297,812	654,950
EDP - Energias do Brasil SA	611,637	2,731,675
Gerdau SA (Preference)	127,288	635,023
Itau Unibanco Holding SA (Preference) *	950,489	5,582,777
Itausa SA (Preference)	708,684	1,472,109
Localiza Rent a Car SA	248,973	3,395,152
Locaweb Servicos de Internet SA * (a)	134,893	284,384
Lojas Renner SA *	807,376	4,831,283
MercadoLibre, Inc. *	6,689	6,030,936
Petroleo Brasileiro SA, ADR	647,028	8,294,899
Porto Seguro SA	148,665	669,431
Raia Drogasil SA	375,544	1,925,158
Rumo SA	132,873	571,311
Sao Martinho SA	85,848	448,394
Sendas Distribuidora SA	103,937	398,403
SLC Agricola SA	51,390	457,640
Suzano SA	123,202	1,270,062
TIM SA *	215,082	550,457
TOTVS SA *	55,518	358,871
Vale SA, ADR	319,321	4,132,014
WEG SA	258,408	2,016,538
XP, Inc., BDR *	21,910	401,044
XP, Inc., Class A *	10,840	198,697
		67,597,142
Canada — 0.1%
B2Gold Corp.	128,216	391,514
Ivanhoe Mines Ltd., Class A *	41,204	285,813
		677,327
INVESTMENTS	SHARES	VALUE($)

Chile — 0.3%
Banco Santander Chile	77,411,521	2,773,195
Cencosud SA	262,732	353,651
		3,126,846
China — 25.8%
Advanced Micro-Fabrication Equipment, Inc., Class A *	24,266	366,692
Aier Eye Hospital Group Co. Ltd., Class A	301,894	1,019,129
Airtac International Group	14,000	320,368
Alibaba Group Holding Ltd. *	1,591,300	12,372,209
Angel Yeast Co. Ltd., Class A	231,009	1,142,802
Anjoy Foods Group Co. Ltd., Class A	88,900	1,630,636
ANTA Sports Products Ltd.	179,000	1,573,700
Bank of Ningbo Co. Ltd., Class A	350,540	1,138,105
Baoshan Iron & Steel Co. Ltd., Class A	700,400	460,067
Beijing Huafeng Test & Control Technology Co. Ltd., Class A	5,675	205,093
Beijing Kingsoft Office Software, Inc., Class A	73,007	2,900,992
BOC Hong Kong Holdings Ltd.	137,500	427,255
BOE Technology Group Co. Ltd., Class A	1,445,200	659,471
Bosideng International Holdings Ltd.	1,160,000	501,012
Budweiser Brewing Co. APAC Ltd. (a)	1,223,300	2,574,709
Centre Testing International Group Co. Ltd., Class A	8,300	21,209
Chacha Food Co. Ltd., Class A	158,400	956,647
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	66,900	1,117,949
China Construction Bank Corp., Class H	12,092,000	6,417,085
China Lesso Group Holdings Ltd.	550,000	446,407
China Longyuan Power Group Corp. Ltd., Class H	697,000	796,441
China Merchants Bank Co. Ltd., Class H	1,847,000	6,046,893
China Merchants Energy Shipping Co. Ltd., Class A	331,300	316,030
China Overseas Land & Investment Ltd.	1,186,000	2,266,350
China Petroleum & Chemical Corp., Class H	4,126,000	1,635,243
China Railway Group Ltd., Class H	1,998,000	868,761
China Resources Gas Group Ltd.	704,400	1,804,089
China Resources Land Ltd.	580,000	1,814,694
China Resources Mixc Lifestyle Services Ltd. (a)	645,400	1,889,984
China Resources Pharmaceutical Group Ltd. (a)	578,000	389,908
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	137,200	1,020,805
China State Construction Engineering Corp. Ltd., Class A	408,100	263,982
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
China Vanke Co. Ltd., Class H	496,100	636,659
China Yangtze Power Co. Ltd., Class A	1,122,700	3,108,002
Chongqing Brewery Co. Ltd., Class A	205,400	2,445,297
Chongqing Fuling Zhacai Group Co. Ltd., Class A	60,500	185,856
CITIC Securities Co. Ltd., Class H	725,000	1,083,262
Contemporary Amperex Technology Co. Ltd., Class A	6,304	321,824
DaShenLin Pharmaceutical Group Co. Ltd., Class A	102,060	506,126
ENN Energy Holdings Ltd.	237,400	2,360,244
ENN Natural Gas Co. Ltd., Class A	232,100	491,858
Fangda Special Steel Technology Co. Ltd., Class A	668,500	520,022
Foshan Haitian Flavouring & Food Co. Ltd., Class A	347,275	2,831,323
Fuyao Glass Industry Group Co. Ltd., Class H (a)	1,128,000	4,042,420
Guangdong Investment Ltd.	1,160,000	731,353
Guangzhou Automobile Group Co. Ltd., Class H	1,184,000	721,531
H World Group Ltd.	703,800	1,920,099
Haier Smart Home Co. Ltd., Class H	3,393,000	8,492,637
Han's Laser Technology Industry Group Co. Ltd., Class A	200,800	695,464
Hefei Meiya Optoelectronic Technology, Inc., Class A	798,021	2,584,581
Huatai Securities Co. Ltd., Class H (a)	474,600	464,756
Huayu Automotive Systems Co. Ltd., Class A	639,246	1,461,702
Hubei Xingfa Chemicals Group Co. Ltd., Class A	69,200	267,260
Hundsun Technologies, Inc., Class A	111,410	634,682
Industrial & Commercial Bank of China Ltd., Class H	582,000	252,684
Industrial Bank Co. Ltd., Class A	728,425	1,494,707
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,788,613	6,165,030
Jade Bird Fire Co. Ltd., Class A	93,622	318,165
JD Health International, Inc. * (a)	131,550	721,694
JD Logistics, Inc. * (a)	208,800	291,897
JD.com, Inc., Class A	388,750	7,079,340
Jiangsu Hengli Hydraulic Co. Ltd., Class A	189,500	1,425,262
Joyoung Co. Ltd., Class A	148,500	294,419
Kanzhun Ltd., ADR *	44,359	484,844
KE Holdings, Inc., Class A *	203,600	674,559
Kingdee International Software Group Co. Ltd. *	1,170,000	1,917,176
INVESTMENTS	SHARES	VALUE($)

China — continued
Kunlun Energy Co. Ltd.	2,268,000	1,355,515
Kweichow Moutai Co. Ltd., Class A	16,800	3,097,629
Lenovo Group Ltd.	1,162,000	928,680
Livzon Pharmaceutical Group, Inc., Class H	175,100	458,317
Longfor Group Holdings Ltd. (b)	290,500	370,151
LONGi Green Energy Technology Co. Ltd., Class A	248,696	1,633,823
Meituan * (a)	529,500	8,477,584
Midea Group Co. Ltd., Class A	798,312	4,374,748
Montage Technology Co. Ltd., Class A	87,889	677,657
NARI Technology Co. Ltd., Class A	523,440	1,748,797
NetEase, Inc.	758,600	8,416,859
NIO, Inc., ADR *	23,445	226,713
Oppein Home Group, Inc., Class A	63,384	704,280
PetroChina Co. Ltd., Class H	2,846,000	1,088,672
Pharmaron Beijing Co. Ltd., Class H (a)	224,900	758,322
PICC Property & Casualty Co. Ltd., Class H	1,740,000	1,604,821
Pinduoduo, Inc., ADR *	57,555	3,155,741
Ping An Bank Co. Ltd., Class A	1,895,256	2,676,299
Ping An Insurance Group Co. of China Ltd., Class H	1,482,500	5,935,026
Poly Developments and Holdings Group Co. Ltd., Class A	498,100	941,470
Postal Savings Bank of China Co. Ltd., Class H (a)	4,540,000	2,105,472
Qingdao Haier Biomedical Co. Ltd., Class A	61,239	644,112
Sany Heavy Industry Co. Ltd., Class A	109,600	202,313
Shanghai Baosight Software Co. Ltd., Class A	263,893	1,528,516
Shanghai Liangxin Electrical Co. Ltd., Class A	242,000	371,643
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	320,500	434,361
Shenzhen Inovance Technology Co. Ltd., Class A	234,500	2,137,198
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	29,600	1,316,260
Shenzhou International Group Holdings Ltd.	262,900	1,825,316
Sichuan Chuantou Energy Co. Ltd., Class A	208,700	314,473
Sichuan Swellfun Co. Ltd., Class A	116,400	900,450
Silergy Corp.	219,000	2,525,441
SITC International Holdings Co. Ltd.	120,000	196,536
Skshu Paint Co. Ltd., Class A *	166,040	1,972,096
StarPower Semiconductor Ltd., Class A	31,274	1,588,927
Suzhou Maxwell Technologies Co. Ltd., Class A	16,960	1,110,098
TBEA Co. Ltd., Class A	378,200	1,054,297
Tencent Holdings Ltd.	729,800	19,176,804
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	67

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
Tingyi Cayman Islands Holding Corp.	1,744,000	2,726,043
Tongwei Co. Ltd., Class A	533,200	3,171,479
Topsports International Holdings Ltd. (a)	1,756,000	885,442
Trip.com Group Ltd. *	62,650	1,407,263
Wanhua Chemical Group Co. Ltd., Class A	265,300	2,912,622
Want Want China Holdings Ltd.	571,000	375,081
Wuliangye Yibin Co. Ltd., Class A	184,500	3,363,927
Wuxi Biologics Cayman, Inc. * (a)	893,500	4,020,431
Xinyi Glass Holdings Ltd.	1,209,000	1,553,753
Xinyi Solar Holdings Ltd.	1,132,000	1,123,847
YTO Express Group Co. Ltd., Class A	193,000	496,783
Yum China Holdings, Inc.	91,687	3,791,257
Yunnan Energy New Material Co. Ltd.	16,600	334,892
Zhejiang Chint Electrics Co. Ltd., Class A	60,000	208,231
Zhejiang Supor Co. Ltd., Class A	438,306	2,393,597
Zhejiang Weixing New Building Materials Co. Ltd., Class A	124,300	295,208
Zhuhai Huafa Properties Co. Ltd., Class A	280,000	326,487
Zhuzhou CRRC Times Electric Co. Ltd.	269,300	1,168,360
Zijin Mining Group Co. Ltd., Class H	2,306,000	2,199,551
ZTO Express Cayman, Inc.	20,800	353,895
		234,135,018
Colombia — 0.0% ^
Ecopetrol SA	491,175	241,473
Czech Republic — 0.2%
CEZ A/S	41,337	1,351,864
Komercni Banka A/S	13,693	392,171
		1,744,035
Ghana — 0.1%
Kosmos Energy Ltd. *	98,415	638,713
Greece — 0.2%
Hellenic Telecommunications Organization SA	57,268	899,368
JUMBO SA	20,571	292,182
OPAP SA	56,978	698,160
		1,889,710
Hong Kong — 1.5%
AIA Group Ltd.	640,200	4,849,383
Hang Seng Bank Ltd.	87,200	1,227,584
HKT Trust & HKT Ltd.	584,000	660,471
Hong Kong Exchanges & Clearing Ltd.	141,200	3,747,959
Prudential plc	16,951	157,469
INVESTMENTS	SHARES	VALUE($)

Hong Kong — continued
Techtronic Industries Co. Ltd.	288,000	2,727,006
WH Group Ltd. (a)	740,077	373,747
		13,743,619
Hungary — 0.3%
MOL Hungarian Oil & Gas plc	63,693	382,419
OTP Bank Nyrt.	66,580	1,452,498
Richter Gedeon Nyrt.	24,370	482,057
		2,316,974
India — 14.3%
Aarti Industries Ltd.	43,680	369,293
Aarti Pharmalabs Ltd. ‡ *	10,920	50,024
Apollo Hospitals Enterprise Ltd.	29,477	1,609,559
Asian Paints Ltd.	16,971	638,841
AU Small Finance Bank Ltd. (a)	105,184	749,285
Axis Bank Ltd.	421,434	4,621,646
Bajaj Auto Ltd.	16,954	752,804
Bharat Electronics Ltd.	1,474,410	1,902,755
Britannia Industries Ltd.	28,876	1,314,816
Colgate-Palmolive India Ltd.	22,811	450,123
Computer Age Management Services Ltd.	23,267	717,198
Cummins India Ltd.	44,102	718,116
Dr Lal PathLabs Ltd. (a)	9,076	281,162
Dr Reddy's Laboratories Ltd.	18,244	982,015
Eicher Motors Ltd.	11,080	516,256
Embassy Office Parks, REIT	165,286	688,136
GAIL India Ltd.	1,056,469	1,164,555
Godrej Properties Ltd. *	28,013	427,451
HCL Technologies Ltd.	270,726	3,408,071
HDFC Bank Ltd., ADR	194,165	12,098,421
HDFC Life Insurance Co. Ltd. (a)	795,984	5,201,874
Hero MotoCorp Ltd.	23,945	775,058
Hindustan Unilever Ltd.	270,215	8,337,112
Housing Development Finance Corp. Ltd.	537,872	16,081,714
ICICI Bank Ltd.	793,678	8,726,768
ICICI Prudential Life Insurance Co. Ltd. (a)	133,228	818,183
IndusInd Bank Ltd.	46,752	646,316
Infosys Ltd.	961,262	17,916,070
ITC Ltd.	129,949	547,908
Jubilant Foodworks Ltd.	91,985	678,566
Kajaria Ceramics Ltd.	26,019	340,407
Kotak Mahindra Bank Ltd.	281,759	6,487,532
Larsen & Toubro Ltd.	52,337	1,281,373
Lemon Tree Hotels Ltd. * (a)	730,679	744,898
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
India — continued
Maruti Suzuki India Ltd.	13,517	1,558,380
Metropolis Healthcare Ltd. (a)	22,878	467,763
Oil & Natural Gas Corp. Ltd.	499,320	806,592
Petronet LNG Ltd.	806,447	2,003,370
Power Grid Corp. of India Ltd.	557,122	1,537,141
Reliance Industries Ltd.	218,114	6,730,296
Shriram Transport Finance Co. Ltd.	121,158	1,801,823
Tata Consultancy Services Ltd.	215,084	8,300,537
Tata Power Co. Ltd. (The)	226,946	620,435
UltraTech Cement Ltd.	18,955	1,539,872
United Spirits Ltd. *	76,543	829,240
UPL Ltd.	66,027	582,895
WNS Holdings Ltd., ADR *	12,111	1,042,515
		129,865,165
Indonesia — 2.8%
Adaro Energy Indonesia Tbk. PT	1,587,200	404,924
Astra International Tbk. PT	1,200,500	513,010
Bank Central Asia Tbk. PT	14,598,400	8,252,147
Bank Mandiri Persero Tbk. PT	1,258,800	850,387
Bank Negara Indonesia Persero Tbk. PT	931,500	561,633
Bank Rakyat Indonesia Persero Tbk. PT	24,821,470	7,405,070
Charoen Pokphand Indonesia Tbk. PT	952,100	340,143
Kalbe Farma Tbk. PT	2,891,600	380,263
Merdeka Copper Gold Tbk. PT *	783,900	189,811
Telkom Indonesia Persero Tbk. PT	19,887,100	5,585,310
Unilever Indonesia Tbk. PT	967,500	287,836
United Tractors Tbk. PT	202,400	418,672
		25,189,206
Kuwait — 0.1%
National Bank of Kuwait SAKP	311,526	1,084,148
Macau — 0.1%
Sands China Ltd. *	348,400	609,081
Malaysia — 0.5%
CIMB Group Holdings Bhd.	407,400	475,894
Hong Leong Bank Bhd.	86,400	387,291
IHH Healthcare Bhd.	203,100	255,654
Kuala Lumpur Kepong Bhd.	59,000	270,124
Malayan Banking Bhd.	262,200	476,301
Petronas Chemicals Group Bhd.	233,100	429,749
Press Metal Aluminium Holdings Bhd.	261,300	240,537
Public Bank Bhd.	1,811,800	1,713,418
Tenaga Nasional Bhd.	232,800	414,575
		4,663,543
INVESTMENTS	SHARES	VALUE($)

Mexico — 5.1%
America Movil SAB de CV	4,268,443	4,028,662
Arca Continental SAB de CV	106,842	872,833
Corp. Inmobiliaria Vesta SAB de CV	264,387	576,066
Fomento Economico Mexicano SAB de CV	71,508	513,004
Gentera SAB de CV	658,964	675,827
Gruma SAB de CV, Class B	42,052	485,297
Grupo Aeroportuario del Centro Norte SAB de CV	41,138	328,058
Grupo Aeroportuario del Pacifico SAB de CV, Class B	264,586	4,103,867
Grupo Aeroportuario del Sureste SAB de CV, Class B	130,543	3,063,573
Grupo Financiero Banorte SAB de CV, Class O	1,314,216	10,698,526
Grupo Mexico SAB de CV	647,921	2,333,928
Kimberly-Clark de Mexico SAB de CV, Class A	1,501,775	2,366,397
Orbia Advance Corp. SAB de CV	207,004	348,228
Qualitas Controladora SAB de CV	57,656	226,253
Regional SAB de CV	130,817	911,817
Wal-Mart de Mexico SAB de CV	3,835,336	14,816,364
		46,348,700
Nigeria — 0.0% ^
Airtel Africa plc (a)	141,640	183,340
Panama — 0.1%
Copa Holdings SA, Class A *	6,406	481,923
Peru — 0.4%
Credicorp Ltd.	19,575	2,864,997
Southern Copper Corp.	16,588	779,138
		3,644,135
Philippines — 0.2%
ACEN Corp.	76,740	8,344
Ayala Corp.	26,210	304,162
Ayala Land, Inc.	611,400	271,333
Bank of the Philippine Islands	141,300	234,991
BDO Unibank, Inc.	146,250	323,269
International Container Terminal Services, Inc.	69,920	209,597
SM Investments Corp.	18,950	270,083
SM Prime Holdings, Inc.	523,800	286,059
		1,907,838
Poland — 0.6%
Allegro.eu SA * (a)	155,894	756,110
Bank Polska Kasa Opieki SA	35,341	579,220
Dino Polska SA * (a)	28,408	1,854,256
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	69

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Poland — continued
Powszechna Kasa Oszczednosci Bank Polski SA	94,286	513,800
Powszechny Zaklad Ubezpieczen SA	329,999	1,848,759
		5,552,145
Portugal — 0.2%
Jeronimo Martins SGPS SA	102,463	2,120,270
Qatar — 0.9%
Industries Qatar QSC	537,940	2,328,752
Qatar Gas Transport Co. Ltd.	776,627	874,369
Qatar Islamic Bank SAQ	98,098	656,416
Qatar National Bank QPSC	799,409	4,377,284
		8,236,821
Russia — 0.0% ^
Gazprom PJSC, ADR ‡ *	12,780	1,426
Gazprom PJSC ‡	1,135,066	87,074
Magnitogorsk Iron & Steel Works PJSC, GDR ‡	12,378	1,869
MMC Norilsk Nickel PJSC, ADR ‡	2,018	969
MMC Norilsk Nickel PJSC ‡	2,036	13,125
Moscow Exchange MICEX-RTS PJSC ‡ *	571,670	13,582
Rosneft Oil Co. PJSC ‡	141,777	14,075
Sberbank of Russia PJSC ‡ *	629,236	26,468
Severstal PAO, GDR ‡ (a)	98,048	31,375
VTB Bank PJSC ‡ *	168,450,798	793
X5 Retail Group NV, GDR ‡ (a)	13,771	3,324
		194,080
Saudi Arabia — 3.1%
ACWA Power Co.	22,292	1,031,908
Al Rajhi Bank *	216,194	4,902,387
Alinma Bank	176,612	1,761,876
Almarai Co. JSC	64,544	966,555
Dr Sulaiman Al Habib Medical Services Group Co.	14,042	847,054
Etihad Etisalat Co.	57,198	556,856
Jarir Marketing Co.	8,731	380,834
Leejam Sports Co. JSC	17,804	374,637
Mouwasat Medical Services Co.	28,014	1,630,783
SABIC Agri-Nutrients Co.	40,262	1,701,147
Sahara International Petrochemical Co.	31,590	340,094
Saudi Arabian Mining Co. *	111,046	2,471,687
Saudi Arabian Oil Co. (a)	104,391	968,803
Saudi Basic Industries Corp.	88,866	2,086,620
Saudi National Bank (The)	279,143	4,411,920
Saudi Tadawul Group Holding Co.	15,789	911,395
INVESTMENTS	SHARES	VALUE($)

Saudi Arabia — continued
Saudi Telecom Co.	167,092	1,795,203
United International Transportation Co.	59,387	722,776
		27,862,535
Singapore — 0.1%
Sea Ltd., ADR *	19,575	972,486
South Africa — 4.1%
Absa Group Ltd.	63,094	685,152
African Rainbow Minerals Ltd.	17,501	246,441
Anglo American plc	68,123	2,040,571
AVI Ltd.	313,627	1,256,230
Bid Corp. Ltd.	222,571	3,581,250
Bidvest Group Ltd. (The)	37,103	429,188
Capitec Bank Holdings Ltd.	54,001	5,591,635
Clicks Group Ltd.	183,376	3,107,222
FirstRand Ltd.	1,620,299	5,664,536
Foschini Group Ltd. (The)	67,609	422,706
Gold Fields Ltd.	42,923	343,848
Impala Platinum Holdings Ltd.	173,777	1,779,245
Mr Price Group Ltd.	51,668	497,292
MTN Group Ltd.	138,696	980,228
Naspers Ltd., Class N	16,390	1,689,512
Sanlam Ltd.	686,351	2,000,674
Shoprite Holdings Ltd.	93,140	1,185,539
Sibanye Stillwater Ltd.	153,904	360,478
SPAR Group Ltd. (The)	26,945	228,469
Standard Bank Group Ltd.	150,505	1,405,000
Transaction Capital Ltd.	175,216	391,950
Truworths International Ltd.	123,132	350,416
Vodacom Group Ltd.	390,507	2,659,943
		36,897,525
South Korea — 11.9%
AfreecaTV Co. Ltd.	12,007	668,492
BGF retail Co. Ltd.	14,348	1,876,318
CJ CheilJedang Corp.	4,365	1,267,342
Coupang, Inc. *	34,629	598,043
Coway Co. Ltd.	16,507	640,074
DL E&C Co. Ltd.	22,190	535,358
DL Holdings Co. Ltd.	7,566	326,042
Dongjin Semichem Co. Ltd.	23,652	497,717
Green Cross Corp.	2,036	181,854
Hana Financial Group, Inc.	152,579	4,411,268
Hankook Tire & Technology Co. Ltd.	53,994	1,383,017
Hanon Systems	110,095	601,592
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
South Korea — continued
Hite Jinro Co. Ltd.	16,765	301,445
HL Mando Co. Ltd.	7,499	259,643
Hugel, Inc. *	9,606	752,508
Hyundai Glovis Co. Ltd.	7,859	957,912
Hyundai Mobis Co. Ltd.	21,616	3,315,448
Hyundai Motor Co.	5,240	603,850
Industrial Bank of Korea	96,632	708,178
ISC Co. Ltd.	28,358	602,468
JYP Entertainment Corp.	26,699	1,037,911
KakaoBank Corp. *	14,614	174,933
Kakaopay Corp. *	5,240	129,685
Kangwon Land, Inc. *	49,914	804,782
KB Financial Group, Inc.	65,420	2,201,322
Kia Corp.	87,943	4,086,782
KIWOOM Securities Co. Ltd.	15,476	875,648
Korea Gas Corp.	13,624	332,482
Korea Investment Holdings Co. Ltd.	20,742	720,033
Korea Zinc Co. Ltd.	1,755	787,034
LG Chem Ltd.	14,901	6,539,138
LG Energy Solution Ltd. *	1,705	630,883
LG H&H Co. Ltd.	5,860	2,093,666
LG Innotek Co. Ltd.	1,785	370,324
NAVER Corp.	22,181	2,631,073
NCSoft Corp.	8,747	2,389,500
Orion Corp.	5,020	357,233
Pan Ocean Co. Ltd.	120,920	364,129
POSCO Holdings, Inc.	14,032	2,445,649
Samsung Biologics Co. Ltd. * (a)	4,502	2,766,647
Samsung Electro-Mechanics Co. Ltd.	20,154	1,706,873
Samsung Electronics Co. Ltd.	770,298	32,059,689
Samsung Engineering Co. Ltd. *	25,969	433,820
Samsung Fire & Marine Insurance Co. Ltd.	7,705	1,080,622
Samsung Life Insurance Co. Ltd.	13,234	625,409
Shinhan Financial Group Co. Ltd.	65,998	1,677,442
SK Hynix, Inc.	155,935	9,027,320
SK IE Technology Co. Ltd. * (a)	4,372	159,111
SK Innovation Co. Ltd. *	11,378	1,377,742
SK Telecom Co. Ltd.	37,349	1,312,508
SK, Inc.	14,919	2,235,592
SKC Co. Ltd.	18,425	1,334,540
S-Oil Corp.	39,147	2,373,662
Yuhan Corp.	8,501	356,437
		107,988,190
INVESTMENTS	SHARES	VALUE($)

Taiwan — 14.7%
Accton Technology Corp.	519,000	3,902,806
Advantech Co. Ltd.	505,000	4,575,117
Alchip Technologies Ltd.	16,000	320,413
ASE Technology Holding Co. Ltd.	847,000	2,091,371
ASPEED Technology, Inc.	39,500	2,047,712
Bizlink Holding, Inc.	109,000	831,217
Cathay Financial Holding Co. Ltd.	1,728,000	2,022,292
Chailease Holding Co. Ltd.	547,345	2,524,732
China Development Financial Holding Corp.	5,514,000	2,006,412
Compeq Manufacturing Co. Ltd.	239,000	322,872
CTBC Financial Holding Co. Ltd.	3,528,000	2,228,768
Delta Electronics, Inc.	863,000	6,866,733
E Ink Holdings, Inc.	293,000	1,861,772
E.Sun Financial Holding Co. Ltd.	3,654,427	2,626,305
Eclat Textile Co. Ltd.	291,000	3,818,710
eMemory Technology, Inc.	15,000	497,392
Faraday Technology Corp.	181,000	792,669
Feng TAY Enterprise Co. Ltd.	79,000	392,336
Formosa Plastics Corp.	580,000	1,494,319
Fubon Financial Holding Co. Ltd.	1,755,600	2,773,030
Giant Manufacturing Co. Ltd.	284,000	1,807,308
Global Unichip Corp.	178,000	2,677,608
Hon Hai Precision Industry Co. Ltd.	1,851,000	5,878,922
Largan Precision Co. Ltd.	29,000	1,659,147
Lite-On Technology Corp.	290,000	574,267
Lotes Co. Ltd.	96,000	2,303,897
Makalot Industrial Co. Ltd.	260,000	1,610,001
MediaTek, Inc.	117,000	2,132,700
Mega Financial Holding Co. Ltd.	1,599,000	1,481,390
Micro-Star International Co. Ltd.	307,000	1,039,872
momo.com, Inc.	7,920	118,164
Nien Made Enterprise Co. Ltd.	90,000	693,940
Novatek Microelectronics Corp.	425,000	3,166,568
Pegavision Corp.	28,000	244,448
Poya International Co. Ltd.	20,000	254,201
President Chain Store Corp.	483,000	4,016,142
Primax Electronics Ltd.	179,000	299,872
Quanta Computer, Inc.	1,149,000	2,433,705
Realtek Semiconductor Corp.	299,000	2,357,096
SDI Corp.	350,000	964,964
Sinbon Electronics Co. Ltd.	95,000	737,732
Taishin Financial Holding Co. Ltd.	2,119,990	870,029
Taiwan Cement Corp.	596,961	559,761
Taiwan Semiconductor Manufacturing Co. Ltd.	3,492,000	41,981,554
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	71

JPMorgan ActiveBuilders Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Taiwan — continued
Unimicron Technology Corp.	319,000	1,225,716
Uni-President Enterprises Corp.	876,000	1,778,946
United Microelectronics Corp. *	389,000	467,757
Vanguard International Semiconductor Corp.	1,160,000	2,381,678
Voltronic Power Technology Corp.	12,000	486,530
Wiwynn Corp.	129,000	2,889,822
		133,090,715
Tanzania, United Republic of — 0.0% ^
AngloGold Ashanti Ltd.	19,298	252,026
Thailand — 1.8%
Advanced Info Service PCL	145,300	730,135
Airports of Thailand PCL *	582,200	1,124,322
Bangkok Dusit Medical Services PCL, Class F	902,300	700,319
Bangkok Expressway & Metro PCL, NVDR	990,100	244,626
Central Pattana PCL, NVDR	233,000	421,549
CP ALL PCL	436,700	688,817
Delta Electronics Thailand PCL, NVDR	31,100	475,537
Energy Absolute PCL, NVDR	119,000	302,942
Gulf Energy Development PCL	291,400	387,276
Intouch Holdings PCL, NVDR	145,400	275,256
Kasikornbank PCL, NVDR	81,500	313,589
Krung Thai Bank PCL, NVDR	1,527,400	703,813
PTT Exploration & Production PCL	898,200	4,259,724
PTT Global Chemical PCL	203,800	233,496
PTT PCL	815,100	770,911
SCB X PCL	548,700	1,533,041
SCG Packaging PCL, NVDR	197,800	270,520
Siam Cement PCL (The) (Registered)	262,100	2,232,120
Thai Oil PCL	410,663	590,496
		16,258,489
United Arab Emirates — 1.1%
Abu Dhabi Commercial Bank PJSC	106,060	273,016
Abu Dhabi Islamic Bank PJSC	283,017	732,279
Abu Dhabi National Oil Co. for Distribution PJSC	531,234	652,875
Aldar Properties PJSC	755,118	888,224
Dubai Electricity & Water Authority PJSC	2,196,907	1,459,381
Dubai Islamic Bank PJSC	194,528	308,186
Emaar Properties PJSC	818,331	1,350,865
Emirates Telecommunications Group Co. PJSC	130,785	919,165
Fertiglobe plc	681,253	943,734
INVESTMENTS	SHARES	VALUE($)

United Arab Emirates — continued
First Abu Dhabi Bank PJSC	439,826	2,144,926
Salik Co. PJSC *	1,110,900	692,593
		10,365,244
United States — 1.3%
EPAM Systems, Inc. *	11,381	3,983,350
Genpact Ltd.	82,107	3,982,190
Globant SA *	12,880	2,430,198
JS Global Lifestyle Co. Ltd. (a)	904,500	728,589
Parade Technologies Ltd.	60,000	1,129,920
		12,254,247
Zambia — 0.1%
First Quantum Minerals Ltd.	34,777	613,419
Total Common Stocks (Cost $1,192,403,952)		902,991,773
Short-Term Investments — 0.4%
Investment Companies — 0.4%
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (c) (d)(Cost $3,448,736)	3,448,164	3,448,509
Total Investments — 99.9% (Cost $1,195,852,688)		906,440,282
Other Assets Less Liabilities — 0.1%		713,844
NET ASSETS — 100.0%		907,154,126

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
BDR	Brazilian Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
RTS	Russian Trading System
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Exchange-Traded Funds	October 31, 2022

(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	17.0%
Semiconductors & Semiconductor Equipment	8.9
Technology Hardware, Storage & Peripherals	4.9
IT Services	4.7
Internet & Direct Marketing Retail	4.5
Food & Staples Retailing	4.3
Oil, Gas & Consumable Fuels	3.8
Insurance	3.7
Food Products	3.1
Electronic Equipment, Instruments & Components	2.7
Diversified Financial Services	2.7
Metals & Mining	2.6
Chemicals	2.6
Interactive Media & Services	2.5
Household Durables	2.0
Beverages	1.9
Capital Markets	1.9
Real Estate Management & Development	1.5
Entertainment	1.4
Auto Components	1.3
Hotels, Restaurants & Leisure	1.2
Wireless Telecommunication Services	1.2
Personal Products	1.2
Machinery	1.2
Electrical Equipment	1.1
Diversified Telecommunication Services	1.1
Transportation Infrastructure	1.1
Automobiles	1.1
Textiles, Apparel & Luxury Goods	1.1
Others (each less than 1.0%)	11.3
Short-Term Investments	0.4
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	73

JPMorgan ActiveBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 97.8%
Australia — 6.1%
Australia & New Zealand Banking Group Ltd.	4,221	69,156
BHP Group Ltd.	15,480	371,833
BlueScope Steel Ltd.	1,589	16,001
Commonwealth Bank of Australia	1,125	75,428
Glencore plc	16,520	94,710
Goodman Group, REIT	1,508	16,408
IDP Education Ltd.	443	8,358
Macquarie Group Ltd.	281	30,484
Medibank Pvt Ltd.	9,752	17,560
National Australia Bank Ltd.	3,494	72,578
Rio Tinto Ltd.	1,519	86,203
Rio Tinto plc	2,332	121,874
South32 Ltd.	12,504	28,688
Wesfarmers Ltd.	421	12,217
Westpac Banking Corp.	8,031	124,006
Woodside Energy Group Ltd.	8,382	193,779
Woolworths Group Ltd.	794	16,767
Worley Ltd.	1,754	16,021
		1,372,071
Austria — 0.3%
BAWAG Group AG * (a)	354	17,090
Erste Group Bank AG	1,087	26,789
OMV AG	719	33,105
		76,984
Belgium — 0.7%
Ageas SA	379	13,121
Bekaert SA	325	9,057
D'ieteren Group	185	30,789
KBC Group NV	1,963	98,377
		151,344
Brazil — 0.1%
MercadoLibre, Inc. *	17	15,328
Canada — 0.7%
Alimentation Couche-Tard, Inc.	818	36,626
Canadian National Railway Co.	517	61,250
Toronto-Dominion Bank (The)	1,001	64,064
		161,940
China — 0.6%
BOC Hong Kong Holdings Ltd.	12,500	38,841
Prosus NV *	359	15,524
INVESTMENTS	SHARES	VALUE($)

China — continued
Tencent Holdings Ltd.	2,170	57,021
Yangzijiang Shipbuilding Holdings Ltd.	34,200	28,992
		140,378
Denmark — 4.4%
AP Moller - Maersk A/S, Class B	16	33,427
Carlsberg A/S, Class B	840	98,906
Coloplast A/S, Class B	707	78,809
D/S Norden A/S	448	23,186
Drilling Co. of 1972 A/S (The) *	232	11,507
Genmab A/S *	273	105,162
ISS A/S *	1,323	24,297
Novo Nordisk A/S, Class B	4,726	513,864
Orsted A/S (a)	608	50,163
Solar A/S, Class B	268	20,211
Spar Nord Bank A/S	972	11,769
Sydbank A/S	306	9,318
Vestas Wind Systems A/S	288	5,678
		986,297
Finland — 1.0%
Elisa OYJ	541	26,145
Kone OYJ, Class B	642	26,287
Nokia OYJ	13,900	61,770
Nordea Bank Abp	10,655	101,782
Outokumpu OYJ	4,620	18,542
		234,526
France — 12.0%
Air Liquide SA	568	74,302
Airbus SE	277	29,972
AXA SA	5,072	125,253
BNP Paribas SA	3,441	161,362
Capgemini SE	1,220	199,947
Carrefour SA	1,861	29,954
Cie de Saint-Gobain	745	30,456
Dassault Systemes SE	328	10,994
Eiffage SA	314	28,392
Engie SA	3,595	46,711
IPSOS	605	29,286
Kering SA	134	61,367
L'Oreal SA	857	269,102
LVMH Moet Hennessy Louis Vuitton SE	751	473,877
Pernod Ricard SA	535	93,899
Publicis Groupe SA	643	36,011
Renault SA *	957	29,465
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
France — continued
Rothschild & Co.	530	18,796
Safran SA	1,009	112,372
Sanofi	715	61,531
Societe Generale SA	1,729	39,658
Technip Energies NV	1,471	18,989
TotalEnergies SE	8,516	464,577
Veolia Environnement SA	1,377	30,729
Vinci SA	2,237	205,887
		2,682,889
Germany — 8.2%
adidas AG	700	68,330
Allianz SE (Registered)	1,418	255,105
Aurubis AG	256	16,154
Bayer AG (Registered)	1,523	80,081
Bayerische Motoren Werke AG	678	53,217
Daimler Truck Holding AG *	465	12,403
Deutsche Boerse AG	799	129,933
Deutsche Post AG (Registered)	2,445	86,430
Deutsche Telekom AG (Registered)	10,528	198,721
E.ON SE	992	8,307
Infineon Technologies AG	1,407	34,141
Kloeckner & Co. SE	1,716	13,449
Mercedes-Benz Group AG	1,265	73,220
Merck KGaA	212	34,549
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	639	168,681
RWE AG	4,396	169,225
SAP SE	431	41,485
Sartorius AG (Preference)	57	20,098
Siemens AG (Registered)	1,262	137,822
Symrise AG	818	83,495
Volkswagen AG (Preference)	958	122,625
Zalando SE * (a)	847	19,522
		1,826,993
Hong Kong — 1.6%
AIA Group Ltd.	27,800	210,579
Hong Kong Exchanges & Clearing Ltd.	3,500	92,903
Kerry Properties Ltd.	3,500	5,537
Pacific Basin Shipping Ltd.	38,000	9,200
Prudential plc	2,835	26,336
Techtronic Industries Co. Ltd.	2,000	18,937
		363,492
INVESTMENTS	SHARES	VALUE($)

India — 0.5%
HDFC Bank Ltd., ADR	1,869	116,457
Indonesia — 0.1%
Bank Central Asia Tbk. PT	42,200	23,855
Ireland — 0.1%
Bank of Ireland Group plc	1,552	11,175
Kingspan Group plc	352	17,747
		28,922
Italy — 1.1%
Assicurazioni Generali SpA	2,102	31,545
Azimut Holding SpA	1,051	16,923
Eni SpA	3,931	51,629
FinecoBank Banca Fineco SpA	1,466	19,755
Pirelli & C SpA (a)	5,521	20,825
Prysmian SpA	263	8,560
UniCredit SpA	6,252	77,533
Unipol Gruppo SpA	5,834	25,109
		251,879
Japan — 18.9%
AGC, Inc.	900	28,201
Asahi Group Holdings Ltd.	600	16,788
Asahi Kasei Corp.	1,500	9,618
Bridgestone Corp.	1,600	57,866
Brother Industries Ltd.	400	6,814
Central Japan Railway Co.	200	23,155
Cosmo Energy Holdings Co. Ltd.	1,300	33,487
Credit Saison Co. Ltd.	2,300	24,583
Dai-ichi Life Holdings, Inc.	2,600	41,295
Daiichi Sankyo Co. Ltd.	1,600	51,217
Daikin Industries Ltd.	1,000	149,787
Daiwa House Industry Co. Ltd.	400	8,059
Denso Corp.	300	14,885
Dentsu Group, Inc.	1,800	55,986
FANUC Corp.	100	13,085
Fuji Electric Co. Ltd.	800	30,932
Fujitsu Ltd.	100	11,506
Fuyo General Lease Co. Ltd.	400	22,231
Hitachi Ltd.	1,700	77,136
Honda Motor Co. Ltd.	4,100	93,490
Hoya Corp.	1,900	176,627
Inpex Corp.	4,100	41,379
Isuzu Motors Ltd.	3,100	36,455
ITOCHU Corp.	2,800	72,365
Japan Airlines Co. Ltd. *	1,200	22,414
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	75

JPMorgan ActiveBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Japan Post Holdings Co. Ltd.	4,000	26,898
Japan Post Insurance Co. Ltd.	2,300	34,047
Kao Corp.	300	11,206
KDDI Corp.	3,000	88,671
Keyence Corp.	600	226,239
Konami Group Corp.	400	17,533
Kubota Corp.	1,200	16,740
Kyowa Kirin Co. Ltd.	3,800	89,496
Makita Corp.	400	7,309
Marubeni Corp.	5,300	46,396
Mitsubishi Corp.	3,200	86,684
Mitsubishi UFJ Financial Group, Inc.	25,100	118,569
Mitsui & Co. Ltd.	2,500	55,323
Mitsui Fudosan Co. Ltd.	3,300	63,190
Mizuho Financial Group, Inc.	2,800	30,283
MS&AD Insurance Group Holdings, Inc.	700	18,537
Murata Manufacturing Co. Ltd.	400	18,936
Nidec Corp.	700	38,489
Nintendo Co. Ltd.	1,000	40,599
NIPPON EXPRESS HOLDINGS, Inc.	300	15,074
Nippon Steel Corp.	2,800	38,412
Nippon Telegraph & Telephone Corp.	4,000	110,323
Nomura Real Estate Holdings, Inc.	1,400	31,645
Nomura Research Institute Ltd.	300	6,639
Ono Pharmaceutical Co. Ltd.	1,400	32,947
ORIX Corp.	4,700	69,032
Otsuka Corp.	300	9,448
Recruit Holdings Co. Ltd.	1,800	55,388
Resona Holdings, Inc.	2,200	8,292
Rohm Co. Ltd.	100	7,026
SBI Holdings, Inc.	1,100	19,870
Sekisui House Ltd.	2,000	33,206
Seven & i Holdings Co. Ltd.	800	29,863
Shimano, Inc.	200	30,949
Shin-Etsu Chemical Co. Ltd.	1,700	176,681
Shionogi & Co. Ltd.	200	9,287
SMC Corp.	200	80,280
SoftBank Corp.	5,700	56,227
SoftBank Group Corp.	600	25,756
Sojitz Corp.	2,120	31,253
Sompo Holdings, Inc.	800	33,354
Sony Group Corp.	3,800	256,252
Sumitomo Corp.	2,700	34,327
Sumitomo Electric Industries Ltd.	800	8,360
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Sumitomo Forestry Co. Ltd.	1,500	23,465
Sumitomo Mitsui Financial Group, Inc.	3,700	103,902
Sumitomo Mitsui Trust Holdings, Inc.	1,400	40,277
Sumitomo Warehouse Co. Ltd. (The)	1,900	25,788
Suzuki Motor Corp.	500	16,905
Sysmex Corp.	300	16,147
Takeda Pharmaceutical Co. Ltd.	3,400	89,791
Terumo Corp.	500	15,175
Tokio Marine Holdings, Inc.	6,900	124,926
Tokyo Electron Ltd.	500	131,548
Tokyu Fudosan Holdings Corp.	5,900	29,934
Toyota Boshoku Corp.	2,000	25,449
Toyota Motor Corp.	16,200	224,769
Yamaha Motor Co. Ltd.	400	8,257
		4,240,730
Luxembourg — 0.2%
ArcelorMittal SA	1,516	33,888
Netherlands — 7.2%
ABN AMRO Bank NV, CVA (a)	737	7,245
Adyen NV * (a)	43	61,387
Aegon NV	2,742	12,693
Akzo Nobel NV	247	15,249
Argenx SE *	111	43,096
ASM International NV	35	7,743
ASML Holding NV	951	446,102
ASR Nederland NV	754	33,201
Heijmans NV, CVA	1,725	17,480
ING Groep NV	4,126	40,598
Koninklijke Ahold Delhaize NV	3,967	110,633
Koninklijke BAM Groep NV *	6,479	14,140
Koninklijke DSM NV	308	36,230
Koninklijke KPN NV	23,636	66,112
NN Group NV	1,808	76,555
Randstad NV	389	19,387
Shell plc	17,392	481,786
Wolters Kluwer NV	1,253	133,142
		1,622,779
Norway — 0.9%
DNB Bank ASA	1,794	31,730
Elkem ASA (a)	5,946	19,754
Equinor ASA	2,516	91,667
Norsk Hydro ASA	4,600	29,193
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Norway — continued
SpareBank 1 Nord Norge	2,902	24,080
SpareBank 1 SMN	803	8,668
		205,092
Singapore — 1.5%
DBS Group Holdings Ltd.	10,100	244,181
Oversea-Chinese Banking Corp. Ltd.	6,200	53,221
Sea Ltd., ADR *	183	9,091
United Overseas Bank Ltd.	1,000	19,619
		326,112
South Africa — 0.6%
Anglo American plc	4,216	126,287
South Korea — 0.5%
Delivery Hero SE * (a)	827	27,216
Samsung Electronics Co. Ltd., GDR (a)	78	80,558
		107,774
Spain — 1.9%
Banco Bilbao Vizcaya Argentaria SA	15,929	82,174
Banco Santander SA	12,143	31,493
CaixaBank SA	4,264	14,140
Corp. ACCIONA Energias Renovables SA	228	8,965
Iberdrola SA	18,117	184,237
Industria de Diseno Textil SA	1,643	37,293
Repsol SA	3,130	42,582
Telefonica SA	7,030	24,234
		425,118
Sweden — 2.2%
Assa Abloy AB, Class B	2,692	54,357
Atlas Copco AB, Class A	13,074	139,542
Boliden AB	1,489	43,302
Loomis AB	923	25,843
Securitas AB, Class B	1,831	14,961
Skandinaviska Enskilda Banken AB, Class A	2,286	24,102
SKF AB, Class B	1,112	16,097
SSAB AB, Class B	3,611	16,778
Svenska Handelsbanken AB, Class A	7,031	65,325
Volvo AB, Class B	5,492	89,887
		490,194
Switzerland — 5.1%
ABB Ltd. (Registered)	1,416	39,323
Accelleron Industries AG *	70	1,187
Cie Financiere Richemont SA (Registered)	528	51,603
Givaudan SA (Registered)	5	14,935
INVESTMENTS	SHARES	VALUE($)

Switzerland — continued
Julius Baer Group Ltd.	1,013	48,603
Lonza Group AG (Registered)	324	166,790
Mobilezone Holding AG (Registered)	1,458	23,123
Novartis AG (Registered)	4,369	353,412
SGS SA (Registered)	20	44,090
Sika AG (Registered)	226	50,958
Straumann Holding AG (Registered)	268	25,506
Swiss Life Holding AG (Registered)	74	35,832
UBS Group AG (Registered)	8,397	133,127
Zurich Insurance Group AG	385	164,077
		1,152,566
Taiwan — 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,369	84,262
United Kingdom — 12.4%
3i Group plc	5,081	67,671
Allfunds Group plc	1,845	11,603
AstraZeneca plc	2,884	338,386
Aviva plc	1,228	5,890
BAE Systems plc	1,831	17,126
Balfour Beatty plc	7,457	25,535
Barclays plc	41,542	70,590
Berkeley Group Holdings plc	778	30,955
BP plc	46,909	259,529
British American Tobacco plc	1,927	76,104
Centrica plc	37,771	33,190
CK Hutchison Holdings Ltd.	7,000	34,845
Compass Group plc	1,357	28,581
Diageo plc	8,780	361,319
Drax Group plc	3,036	18,130
Haleon plc *	3,630	11,131
HSBC Holdings plc	26,911	138,109
Inchcape plc	3,445	29,389
InterContinental Hotels Group plc	524	28,155
Intertek Group plc	523	21,910
Investec plc	1,947	9,758
JD Sports Fashion plc	19,904	22,241
Legal & General Group plc	11,862	31,734
Linde plc	571	170,489
Lloyds Banking Group plc	185,338	89,012
London Stock Exchange Group plc	1,004	87,029
Man Group plc	8,713	21,675
Marks & Spencer Group plc *	11,914	14,429
Mitie Group plc	27,630	22,684
Morgan Sindall Group plc	862	15,210
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	77

JPMorgan ActiveBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
NatWest Group plc	8,451	22,761
OSB Group plc	5,527	26,339
Reckitt Benckiser Group plc	1,302	86,406
RELX plc	7,757	208,357
Segro plc, REIT	1,261	11,349
SSE plc	2,509	44,838
Standard Chartered plc	9,889	59,084
Taylor Wimpey plc	8,971	9,645
Tesco plc	22,060	54,486
Unilever plc	2,346	106,636
Vistry Group plc	850	5,878
Vodafone Group plc	21,036	24,557
WPP plc	3,427	30,158
		2,782,903
United States — 8.5%
CSL Ltd.	349	62,476
GSK plc	8,427	138,044
Nestle SA (Registered)	6,468	704,099
Roche Holding AG	1,902	631,081
Schneider Electric SE	1,911	241,658
Stellantis NV	7,649	103,197
Tenaris SA	1,635	25,590
		1,906,145
Total Common Stocks (Cost $26,943,499)		21,937,205
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)(Cost $316,955)	316,955	316,955
Total Investments — 99.2% (Cost $27,260,454)		22,254,160
Other Assets Less Liabilities — 0.8%		172,716
NET ASSETS — 100.0%		22,426,876

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
CVA	Dutch Certification
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	11.2%
Pharmaceuticals	10.9
Oil, Gas & Consumable Fuels	7.6
Insurance	6.8
Metals & Mining	4.7
Automobiles	3.4
Semiconductors & Semiconductor Equipment	3.2
Food Products	3.2
Capital Markets	3.1
Textiles, Apparel & Luxury Goods	2.9
Chemicals	2.9
Beverages	2.6
Professional Services	2.2
Machinery	2.0
Diversified Telecommunication Services	1.9
Personal Products	1.8
Electrical Equipment	1.6
Trading Companies & Distributors	1.6
Household Durables	1.6
Health Care Equipment & Supplies	1.4
Construction & Engineering	1.4
Food & Staples Retailing	1.3
IT Services	1.3
Building Products	1.3
Electric Utilities	1.3
Industrial Conglomerates	1.1
Electronic Equipment, Instruments & Components	1.1
Others (each less than 1.0%)	13.2
Short-Term Investments	1.4
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	79

JPMorgan BetaBuilders Canada ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.4%
Aerospace & Defense — 0.4%
CAE, Inc. *	1,029,042	19,638,927
Airlines — 0.3%
Air Canada *	1,089,521	15,682,832
Auto Components — 0.9%
Magna International, Inc.	870,127	48,489,773
Banks — 24.6%
Bank of Montreal (a)	2,183,929	201,168,019
Bank of Nova Scotia (The)	3,862,501	186,696,290
Canadian Imperial Bank of Commerce	2,926,585	132,908,441
National Bank of Canada	1,089,397	74,175,113
Royal Bank of Canada	4,515,576	417,798,916
Toronto-Dominion Bank (The)	5,850,109	374,405,258
		1,387,152,037
Capital Markets — 3.9%
Brookfield Asset Management, Inc., Class A	4,624,363	183,127,966
IGM Financial, Inc.	261,628	7,003,760
Onex Corp.	232,927	11,723,716
TMX Group Ltd.	180,037	17,309,242
		219,164,684
Chemicals — 2.6%
Nutrien Ltd.	1,744,981	147,439,911
Commercial Services & Supplies — 2.6%
GFL Environmental, Inc. (a)	556,975	15,032,826
Ritchie Bros Auctioneers, Inc.	358,913	23,447,174
Waste Connections, Inc.	832,665	109,899,434
		148,379,434
Construction & Engineering — 1.0%
SNC-Lavalin Group, Inc. (a)	568,440	9,842,918
WSP Global, Inc.	382,792	47,047,156
		56,890,074
Containers & Packaging — 0.4%
CCL Industries, Inc., Class B	470,506	22,103,266
Diversified Telecommunication Services — 1.3%
BCE, Inc.	974,368	43,949,729
TELUS Corp.	1,514,977	31,637,315
		75,587,044
Electric Utilities — 2.1%
Emera, Inc. (a)	859,731	31,862,457
INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued
Fortis, Inc. (a)	1,549,937	60,468,420
Hydro One Ltd. (a) (b)	1,027,453	25,762,685
		118,093,562
Equity Real Estate Investment Trusts (REITs) — 0.3%
Canadian Apartment Properties	274,593	8,503,746
RioCan (a)	481,389	6,858,561
		15,362,307
Food & Staples Retailing — 4.1%
Alimentation Couche-Tard, Inc.	2,549,074	114,136,245
Empire Co. Ltd., Class A	532,854	13,689,500
George Weston Ltd.	215,371	23,705,275
Loblaw Cos. Ltd.	498,529	40,845,456
Metro, Inc.	773,544	40,523,974
		232,900,450
Food Products — 0.3%
Saputo, Inc. (a)	784,738	19,100,754
Gas Utilities — 0.3%
AltaGas Ltd.	910,013	16,412,096
Hotels, Restaurants & Leisure — 1.0%
Restaurant Brands International, Inc.	990,995	58,884,314
Independent Power and Renewable Electricity Producers — 0.2%
Brookfield Renewable Corp.	412,673	12,822,291
Insurance — 6.9%
Fairfax Financial Holdings Ltd.	74,158	36,421,167
Great-West Lifeco, Inc.	874,927	20,255,586
iA Financial Corp., Inc.	343,079	19,093,662
Intact Financial Corp.	568,348	86,360,861
Manulife Financial Corp.	6,173,360	102,319,131
Power Corp. of Canada	1,829,259	45,424,327
Sun Life Financial, Inc.	1,897,651	80,594,625
		390,469,359
IT Services — 3.4%
CGI, Inc. *	687,414	55,372,564
Nuvei Corp. * (b)	210,437	6,333,113
Shopify, Inc., Class A *	3,841,608	131,714,691
		193,420,368
Media — 0.8%
Quebecor, Inc., Class B	508,912	9,592,880
Shaw Communications, Inc., Class B	1,451,986	37,292,172
		46,885,052
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Metals & Mining — 7.0%
Agnico Eagle Mines Ltd. (a)	1,477,206	64,982,534
Barrick Gold Corp.	5,732,487	86,217,682
First Quantum Minerals Ltd.	1,814,337	32,002,436
Franco-Nevada Corp.	620,235	76,635,342
Ivanhoe Mines Ltd., Class A *	1,844,205	12,792,408
Kinross Gold Corp. (a)	4,209,409	15,263,684
Lundin Mining Corp.	2,193,710	11,497,111
Teck Resources Ltd., Class B	1,503,460	45,765,395
Wheaton Precious Metals Corp.	1,462,543	47,847,867
		393,004,459
Multiline Retail — 1.3%
Canadian Tire Corp. Ltd., Class A (a)	179,906	20,163,575
Dollarama, Inc.	933,009	55,438,822
		75,602,397
Multi-Utilities — 0.6%
Algonquin Power & Utilities Corp. (a)	2,181,304	24,145,090
Canadian Utilities Ltd., Class A	384,025	10,218,304
		34,363,394
Oil, Gas & Consumable Fuels — 19.4%
ARC Resources Ltd.	2,152,197	30,299,951
Cameco Corp.	1,385,986	32,870,560
Canadian Natural Resources Ltd.	3,638,167	218,207,234
Cenovus Energy, Inc.	4,501,932	91,006,869
Enbridge, Inc.	6,556,051	255,437,433
Imperial Oil Ltd.	633,956	34,486,350
Keyera Corp. (a)	715,657	15,339,072
Pembina Pipeline Corp. (a)	1,797,726	59,354,583
Suncor Energy, Inc.	4,468,693	153,707,163
TC Energy Corp.	3,276,537	143,918,945
Tourmaline Oil Corp.	1,022,395	57,605,637
		1,092,233,797
Paper & Forest Products — 0.3%
West Fraser Timber Co. Ltd.	199,189	14,955,806
Pharmaceuticals — 0.1%
Bausch Health Cos., Inc. * (a)	935,070	6,081,198
Professional Services — 1.0%
Thomson Reuters Corp.	516,501	54,931,427
Real Estate Management & Development — 0.3%
FirstService Corp.	125,919	15,741,377
Road & Rail — 8.6%
Canadian National Railway Co.	1,994,715	236,317,393
INVESTMENTS	SHARES	VALUE($)

Road & Rail — continued
Canadian Pacific Railway Ltd.	3,010,842	224,451,216
TFI International, Inc.	257,831	23,469,463
		484,238,072
Software — 2.1%
Constellation Software, Inc.	63,825	92,287,760
Open Text Corp.	872,687	25,277,079
		117,564,839
Textiles, Apparel & Luxury Goods — 0.3%
Gildan Activewear, Inc.	591,725	18,672,337
Trading Companies & Distributors — 0.2%
Finning International, Inc.	499,843	10,629,025
Wireless Telecommunication Services — 0.8%
Rogers Communications, Inc., Class B	1,134,741	47,235,411
Total Common Stocks (Cost $5,041,664,833)		5,610,132,074
Short-Term Investments — 8.0%
Investment of Cash Collateral from Securities Loaned — 8.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	111,362,203	111,362,203
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	339,229,246	339,229,246
Total Investment of Cash Collateral from Securities Loaned (Cost $450,591,449)		450,591,449
Total Investments — 107.4% (Cost $5,492,256,282)		6,060,723,523
Liabilities in Excess of Other Assets — (7.4)%		(416,450,228)
NET ASSETS — 100.0%		5,644,273,295

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $267,554,005.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	81

JPMorgan BetaBuilders Canada ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P / TSX 60 Index	180	12/15/2022	CAD	31,144,420	530,645

Abbreviations
CAD	Canadian Dollar
TSX	Toronto Stock Exchange
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
(formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.6%
Australia — 59.0%
Alumina Ltd.	5,020,569	4,339,011
Ampol Ltd.	509,034	8,878,481
APA Group	2,520,352	16,967,993
Aristocrat Leisure Ltd.	1,420,621	33,719,806
ASX Ltd.	413,534	17,917,795
Aurizon Holdings Ltd.	3,931,899	9,111,653
Australia & New Zealand Banking Group Ltd.	6,386,729	104,638,500
Bendigo & Adelaide Bank Ltd.	1,206,919	6,967,076
BHP Group Ltd.	10,813,552	259,743,725
BlueScope Steel Ltd.	1,005,248	10,122,832
Brambles Ltd.	2,962,298	22,177,949
Challenger Ltd.	1,253,311	5,631,542
Cochlear Ltd.	140,501	17,948,117
Coles Group Ltd.	2,854,425	29,844,911
Commonwealth Bank of Australia	3,645,000	244,385,562
Dexus, REIT	2,297,498	11,448,669
Domino's Pizza Enterprises Ltd.	134,966	5,503,060
Endeavour Group Ltd.	2,677,980	12,257,934
Evolution Mining Ltd.	3,915,463	5,194,057
Fortescue Metals Group Ltd.	3,617,312	34,078,716
Goodman Group, REIT	3,631,523	39,513,550
GPT Group (The), REIT	4,091,837	11,308,062
Harvey Norman Holdings Ltd.	1,384,018	3,681,890
IDP Education Ltd.	445,913	8,412,950
IGO Ltd.	1,439,561	14,078,839
Incitec Pivot Ltd.	4,148,758	9,977,562
Insurance Australia Group Ltd.	5,265,665	16,528,595
LendLease Corp. Ltd.	1,471,563	8,183,013
Macquarie Group Ltd.	776,012	84,183,963
Medibank Pvt Ltd.	5,882,785	10,592,951
Mineral Resources Ltd.	356,027	16,691,194
Mirvac Group, REIT	8,428,690	11,167,729
National Australia Bank Ltd.	6,780,642	140,847,816
Newcrest Mining Ltd.	1,907,788	21,129,288
Northern Star Resources Ltd.	2,488,809	13,890,288
Orica Ltd.	961,499	8,552,769
Origin Energy Ltd.	3,679,933	13,146,855
Qantas Airways Ltd. *	1,974,090	7,376,717
QBE Insurance Group Ltd.	3,168,363	24,824,005
Ramsay Health Care Ltd.	396,017	14,854,271
REA Group Ltd.	110,064	8,530,612
Reece Ltd.	455,362	4,521,686
Rio Tinto Ltd.	792,951	44,999,680
Santos Ltd.	7,167,527	34,989,422
INVESTMENTS	SHARES	VALUE($)

Australia — continued
Scentre Group, REIT	11,087,090	20,633,325
SEEK Ltd.	757,709	10,430,526
Seven Group Holdings Ltd.	333,660	3,912,637
Sonic Healthcare Ltd.	1,025,519	21,469,738
South32 Ltd.	9,886,721	22,682,801
Stockland, REIT	5,099,202	11,749,069
Suncorp Group Ltd.	2,697,033	19,728,836
Tabcorp Holdings Ltd.	4,754,438	2,935,299
Telstra Group Ltd.	8,638,432	21,660,246
TPG Telecom Ltd.	913,495	2,865,635
Transurban Group	6,559,310	55,642,281
Treasury Wine Estates Ltd.	1,541,927	12,777,600
Vicinity Ltd., REIT	8,265,441	10,304,228
Washington H Soul Pattinson & Co. Ltd.	524,319	9,383,247
Wesfarmers Ltd.	2,421,978	70,283,493
Westpac Banking Corp.	7,478,707	115,478,472
WiseTech Global Ltd.	369,512	13,665,664
Woodside Energy Group Ltd.	4,055,894	93,766,053
Woolworths Group Ltd.	2,592,995	54,758,339
Worley Ltd.	794,279	7,255,035
		2,014,243,620
China — 2.3%
Budweiser Brewing Co. APAC Ltd. (a)	3,677,500	7,740,122
ESR Cayman Ltd. (a)	5,222,400	8,906,031
Wharf Holdings Ltd. (The)	2,610,000	7,473,725
Wilmar International Ltd.	6,685,200	18,314,458
Wuxi Biologics Cayman, Inc. * (a)	7,651,000	34,426,764
		76,861,100
Hong Kong — 16.9%
AIA Group Ltd.	25,494,000	193,111,800
CK Asset Holdings Ltd.	4,201,000	23,225,527
CK Infrastructure Holdings Ltd.	1,291,000	6,133,186
CLP Holdings Ltd.	3,562,000	23,907,456
DFI Retail Group Holdings Ltd.	635,800	1,425,401
Hang Lung Properties Ltd.	3,941,000	4,957,633
Hang Seng Bank Ltd. (b)	1,551,600	21,843,101
Henderson Land Development Co. Ltd.	2,789,700	6,829,912
HK Electric Investments & HK Electric Investments Ltd. (a)	4,906,500	3,119,619
HKT Trust & HKT Ltd.	7,773,000	8,790,828
Hong Kong & China Gas Co. Ltd.	23,118,789	17,819,262
Hong Kong Exchanges & Clearing Ltd.	2,545,800	67,574,745
Jardine Matheson Holdings Ltd.	519,000	23,909,294
Link, REIT	4,510,800	26,661,611
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	83

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
(formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hong Kong — continued
MTR Corp. Ltd.	3,309,500	14,562,434
New World Development Co. Ltd.	2,958,250	6,051,027
Power Assets Holdings Ltd.	2,917,000	13,947,775
Sino Land Co. Ltd.	6,920,000	7,389,287
Sun Hung Kai Properties Ltd.	3,218,500	34,587,038
Swire Pacific Ltd., Class B	1,847,500	1,903,755
Swire Pacific Ltd., Class A	984,500	6,530,697
Swire Properties Ltd.	2,249,200	4,322,768
Techtronic Industries Co. Ltd.	3,919,500	37,112,839
WH Group Ltd. (a)	16,718,191	8,442,874
Wharf Real Estate Investment Co. Ltd.	3,307,000	13,029,779
		577,189,648
Macau — 0.9%
Galaxy Entertainment Group Ltd.	4,285,000	19,576,663
Sands China Ltd. *	5,185,779	9,065,906
		28,642,569
New Zealand — 1.9%
Auckland International Airport Ltd. *	2,579,538	11,531,625
Contact Energy Ltd.	1,667,511	7,314,380
Fisher & Paykel Healthcare Corp. Ltd.	1,233,240	14,015,801
Fletcher Building Ltd.	1,672,648	4,994,412
Mercury NZ Ltd.	1,387,313	4,690,913
Meridian Energy Ltd.	2,587,773	7,335,293
Ryman Healthcare Ltd.	897,154	4,369,397
Spark New Zealand Ltd.	3,997,869	11,900,706
		66,152,527
Singapore — 11.2%
CapitaLand Ascendas REIT, REIT	7,178,828	13,282,210
CapitaLand Integrated Commercial Trust, REIT	10,755,732	14,274,521
Capitaland Investment Ltd.	5,243,800	11,151,707
City Developments Ltd.	1,085,100	5,850,441
DBS Group Holdings Ltd.	3,897,900	94,236,867
Frasers Property Ltd.	1,090,400	689,395
Genting Singapore Ltd.	12,141,800	6,904,708
Great Eastern Holdings Ltd.	121,000	1,529,895
Jardine Cycle & Carriage Ltd.	211,300	4,438,073
Keppel Corp. Ltd.	2,974,400	14,640,053
Mapletree Pan Asia Commercial Trust, REIT	4,919,000	5,520,151
Olam Group Ltd.	2,298,400	2,176,015
Oversea-Chinese Banking Corp. Ltd.	8,649,200	74,245,517
SATS Ltd. *	1,414,300	2,729,981
Singapore Airlines Ltd. *	2,789,100	10,345,632
INVESTMENTS	SHARES	VALUE($)

Singapore — continued
Singapore Exchange Ltd.	1,756,600	10,445,856
Singapore Technologies Engineering Ltd.	3,327,500	7,757,523
Singapore Telecommunications Ltd.	15,162,800	26,697,842
United Overseas Bank Ltd.	3,290,800	64,561,539
UOL Group Ltd.	992,100	4,333,285
Venture Corp. Ltd.	578,000	6,504,436
		382,315,647
United Kingdom — 0.8%
CK Hutchison Holdings Ltd.	5,732,500	28,535,432
United States — 6.6%
Computershare Ltd.	1,225,134	19,832,524
CSL Ltd.	1,028,962	184,200,108
James Hardie Industries plc, CHDI	951,457	20,773,144
		224,805,776
Total Common Stocks (Cost $4,002,360,290)		3,398,746,319
Short-Term Investments — 0.0% ^
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	54,455	54,456
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	135,282	135,282
Total Investment of Cash Collateral from Securities Loaned (Cost $189,705)		189,738
Total Investments — 99.6% (Cost $4,002,549,995)		3,398,936,057
Other Assets Less Liabilities — 0.4%		13,074,847
NET ASSETS — 100.0%		3,412,010,904

Percentages indicated are based on net assets.

Abbreviations
APAC	Asia Pacific
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Exchange-Traded Funds	October 31, 2022

(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $228,806.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	25.5%
Metals & Mining	13.2
Insurance	7.8
Biotechnology	5.4
Capital Markets	5.3
Equity Real Estate Investment Trusts (REITs)	5.2
Real Estate Management & Development	4.6
Oil, Gas & Consumable Fuels	4.3
Food & Staples Retailing	3.0
Hotels, Restaurants & Leisure	2.3
Multiline Retail	2.2
Electric Utilities	2.1
Diversified Telecommunication Services	2.1
Industrial Conglomerates	2.1
Transportation Infrastructure	2.1
Health Care Providers & Services	1.2
Machinery	1.1
Gas Utilities	1.0
Life Sciences Tools & Services	1.0
Others (each less than 1.0%)	8.5
Short-Term Investments	0.0(a)

(a)	Amount rounds to less than 0.1%.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	85

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
(formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Singapore Index	213	11/29/2022	SGD	4,201,770	196,203
SPI 200 Index	71	12/15/2022	AUD	7,795,510	166,901
					363,104

Abbreviations
AUD	Australian Dollar
MSCI	Morgan Stanley Capital International
SGD	Singapore Dollar
SPI	Australian Securities Exchange
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.8%
Australia — 1.7%
Flutter Entertainment plc *	62,521	8,257,108
Glencore plc	4,950,252	28,380,160
Rio Tinto plc	433,792	22,670,687
		59,307,955
Austria — 0.5%
ANDRITZ AG	29,333	1,363,296
BAWAG Group AG * (a)	36,447	1,759,510
Erste Group Bank AG	145,855	3,594,589
EVN AG	15,514	258,096
Mondi plc	198,524	3,330,930
OMV AG	58,888	2,711,403
Raiffeisen Bank International AG	55,139	766,831
Strabag SE	5,864	225,140
Telekom Austria AG *	56,922	330,884
Verbund AG (b)	13,213	1,035,039
Vienna Insurance Group AG Wiener Versicherung Gruppe	14,651	327,682
voestalpine AG	45,266	982,738
		16,686,138
Belgium — 1.5%
Ackermans & van Haaren NV	9,165	1,276,882
Ageas SA	72,919	2,524,324
Anheuser-Busch InBev SA	404,864	20,251,464
Azelis Group NV	28,669	656,146
D'ieteren Group	9,255	1,540,293
Elia Group SA/NV	14,713	1,860,200
Etablissements Franz Colruyt NV	22,970	553,672
Groupe Bruxelles Lambert NV	41,288	3,044,017
KBC Group NV	138,084	6,920,185
Proximus SADP	63,593	666,692
Sofina SA	6,439	1,255,598
Solvay SA	29,874	2,695,857
Telenet Group Holding NV	19,371	295,335
UCB SA	51,699	3,896,442
Umicore SA	84,644	2,790,367
Warehouses De Pauw CVA, REIT	57,986	1,488,265
		51,715,739
Brazil — 0.1%
Yara International ASA	66,645	2,974,463
Chile — 0.0% ^
Antofagasta plc	141,074	1,901,032
INVESTMENTS	SHARES	VALUE($)

China — 0.6%
Prosus NV *	491,782	21,265,488
Denmark — 4.1%
AP Moller - Maersk A/S, Class A	1,225	2,450,840
AP Moller - Maersk A/S, Class B	2,267	4,736,155
Carlsberg A/S, Class B	40,253	4,739,618
Chr Hansen Holding A/S	42,053	2,335,669
Coloplast A/S, Class B	48,575	5,414,664
Danske Bank A/S	278,497	4,492,433
Demant A/S *	39,567	1,080,467
DSV A/S	78,459	10,602,029
Genmab A/S *	26,882	10,355,154
Novo Nordisk A/S, Class B	669,770	72,824,936
Novozymes A/S, Class B	85,500	4,487,947
Orsted A/S (a)	77,364	6,382,975
Pandora A/S	39,040	2,053,641
Tryg A/S	147,226	3,184,386
Vestas Wind Systems A/S	412,910	8,139,970
		143,280,884
Finland — 2.1%
Elisa OYJ	61,575	2,975,694
Fortum OYJ	177,976	2,504,885
Huhtamaki OYJ	39,199	1,408,788
Kesko OYJ, Class A	38,583	742,003
Kesko OYJ, Class B	111,679	2,173,349
Kone OYJ, Class B	164,925	6,752,986
Metso Outotec OYJ	288,110	2,186,496
Neste OYJ	176,143	7,720,082
Nokia OYJ	2,212,686	9,832,996
Nordea Bank Abp	1,350,431	12,900,019
Orion OYJ, Class A	12,259	562,134
Orion OYJ, Class B	43,615	2,007,086
Sampo OYJ, Class A	202,721	9,269,978
Stora Enso OYJ, Class A (b)	20,904	304,711
Stora Enso OYJ, Class R	250,381	3,264,671
UPM-Kymmene OYJ	218,248	7,336,945
Wartsila OYJ Abp	198,391	1,352,486
		73,295,309
France — 15.9%
Adevinta ASA *	109,609	750,314
Aeroports de Paris * (b)	11,330	1,532,164
Air Liquide SA	213,958	27,988,651
Airbus SE	251,374	27,199,616
Alstom SA	125,329	2,579,427
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	87

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
France — continued
Amundi SA (a)	25,010	1,179,971
Arkema SA	26,112	2,066,453
AXA SA	811,992	20,052,067
BioMerieux	20,072	1,775,943
BNP Paribas SA	464,332	21,774,348
Bollore SE	373,970	1,870,427
Bouygues SA	86,010	2,453,967
Bureau Veritas SA	118,368	2,928,457
Capgemini SE	64,135	10,511,140
Carrefour SA (b)	239,722	3,858,435
Cie de Saint-Gobain	212,654	8,693,502
Cie Generale des Etablissements Michelin SCA	291,999	7,441,321
Covivio, REIT	18,963	1,015,310
Credit Agricole SA	556,760	5,051,852
Danone SA	259,741	12,909,002
Dassault Aviation SA	9,587	1,423,847
Dassault Systemes SE	283,428	9,500,160
Edenred	102,049	5,231,666
Eiffage SA	32,070	2,899,827
Electricite de France SA	254,259	3,002,790
Engie SA	756,765	9,832,925
EssilorLuxottica SA	124,409	19,672,575
Gecina SA, REIT	22,213	1,980,380
Getlink SE	164,172	2,597,941
Hermes International	14,259	18,456,649
Ipsen SA	16,438	1,689,298
Kering SA	29,611	13,560,692
Legrand SA	109,104	8,314,238
L'Oreal SA	103,130	32,383,273
LVMH Moet Hennessy Louis Vuitton SE	106,995	67,513,299
Orange SA	772,262	7,358,047
Pernod Ricard SA	83,323	14,624,128
Publicis Groupe SA	96,521	5,405,600
Safran SA	143,246	15,953,305
Sanofi	471,618	40,586,437
Sartorius Stedim Biotech	9,796	3,108,652
Societe Generale SA	323,167	7,412,495
Sodexo SA	34,350	3,042,805
Teleperformance	24,178	6,478,010
Thales SA	43,633	5,549,244
TotalEnergies SE	1,006,669	54,917,183
Unibail-Rodamco-Westfield, REIT *	43,688	2,064,677
Veolia Environnement SA	269,275	6,009,147
Vinci SA	219,910	20,239,861
INVESTMENTS	SHARES	VALUE($)

France — continued
Vivendi SE	330,894	2,708,361
Worldline SA * (a)	102,204	4,460,846
		561,610,725
Germany — 11.2%
adidas AG	73,039	7,129,711
Allianz SE (Registered)	166,999	30,043,874
Aroundtown SA	377,081	747,467
BASF SE	375,549	16,851,138
Bayer AG (Registered)	401,685	21,121,029
Bayerische Motoren Werke AG	130,450	10,239,274
Bayerische Motoren Werke AG (Preference)	24,289	1,791,165
Beiersdorf AG	40,197	3,858,720
Brenntag SE	63,170	3,832,925
Carl Zeiss Meditec AG	14,976	1,812,744
Commerzbank AG *	430,155	3,436,812
Continental AG	44,176	2,288,127
Covestro AG (a)	79,010	2,682,076
Daimler Truck Holding AG *	211,992	5,654,375
Deutsche Bank AG (Registered)	845,098	8,055,260
Deutsche Boerse AG	77,688	12,633,605
Deutsche Lufthansa AG (Registered) *	244,407	1,671,013
Deutsche Post AG (Registered)	405,311	14,327,674
Deutsche Telekom AG (Registered)	1,427,234	26,939,754
Deutsche Wohnen SE	21,268	428,980
E.ON SE	918,017	7,687,469
Evonik Industries AG	83,852	1,544,699
Fresenius Medical Care AG & Co. KGaA	81,485	2,253,924
Fresenius SE & Co. KGaA	166,705	3,836,410
GEA Group AG	67,159	2,347,507
Hannover Rueck SE	24,639	4,009,359
HeidelbergCement AG	59,208	2,722,787
Henkel AG & Co. KGaA	40,370	2,369,925
Henkel AG & Co. KGaA (Preference)	72,847	4,589,260
Infineon Technologies AG	533,977	12,957,209
KION Group AG	29,707	658,613
Mercedes-Benz Group AG	319,345	18,484,197
Merck KGaA	52,835	8,610,263
MTU Aero Engines AG	21,849	3,910,061
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	57,292	15,123,717
Porsche Automobil Holding SE (Preference)	62,598	3,497,494
Puma SE	41,941	1,854,248
RWE AG	276,508	10,644,226
SAP SE	447,081	43,032,833
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Germany — continued
Sartorius AG (Preference)	11,036	3,891,189
Siemens AG (Registered)	305,848	33,401,365
Siemens Energy AG (b)	163,415	1,905,031
Siemens Healthineers AG (a)	115,289	5,281,687
Symrise AG	54,290	5,541,519
Talanx AG	21,750	816,808
Telefonica Deutschland Holding AG	377,041	821,535
TUI AG * (b)	532,878	804,208
Uniper SE (b)	32,934	98,586
Volkswagen AG (Preference)	75,049	9,606,379
Vonovia SE	325,407	7,194,949
Zalando SE * (a) (b)	91,121	2,100,174
		397,143,354
Hong Kong — 0.3%
Prudential plc	1,124,183	10,443,291
Ireland — 0.7%
CRH plc	314,093	11,312,957
Kerry Group plc, Class A	63,673	5,530,313
Kingspan Group plc	63,132	3,182,908
Smurfit Kappa Group plc	106,379	3,521,462
		23,547,640
Italy — 3.3%
A2A SpA	641,837	711,694
Amplifon SpA	37,956	942,978
Assicurazioni Generali SpA	493,029	7,398,943
Atlantia SpA	205,984	4,594,993
Banca Mediolanum SpA	88,165	659,643
Banco BPM SpA	619,550	1,874,459
Buzzi Unicem SpA	38,609	640,785
Coca-Cola HBC AG	83,325	1,820,095
Davide Campari-Milano NV	218,482	1,962,040
DiaSorin SpA (b)	10,742	1,404,363
Enel SpA	3,159,355	14,113,942
Eni SpA	1,032,017	13,554,237
Ferrari NV (b)	52,344	10,319,018
FinecoBank Banca Fineco SpA	249,459	3,361,609
Hera SpA	322,800	769,130
Infrastrutture Wireless Italiane SpA (a)	145,283	1,282,292
Intesa Sanpaolo SpA	7,232,942	13,789,824
Leonardo SpA	165,461	1,329,330
Mediobanca Banca di Credito Finanziario SpA	265,183	2,402,450
Moncler SpA	85,044	3,669,159
INVESTMENTS	SHARES	VALUE($)

Italy — continued
Nexi SpA * (a)	348,206	3,010,410
Pirelli & C SpA (a)	163,550	616,920
Poste Italiane SpA (a)	186,916	1,628,836
Prysmian SpA	109,623	3,568,024
Recordati Industria Chimica e Farmaceutica SpA	41,033	1,541,672
Snam SpA	838,269	3,727,375
Telecom Italia SpA * (b)	4,136,940	809,362
Telecom Italia SpA *	2,469,640	472,075
Terna - Rete Elettrica Nazionale (b)	575,302	3,815,212
UniCredit SpA	826,863	10,254,156
UnipolSai Assicurazioni SpA	173,880	392,060
		116,437,086
Jordan — 0.0% ^
Hikma Pharmaceuticals plc	72,631	1,042,635
Luxembourg — 0.2%
ArcelorMittal SA	233,290	5,214,887
Eurofins Scientific SE	52,722	3,374,990
RTL Group SA	15,285	518,864
		9,108,741
Mexico — 0.0% ^
Fresnillo plc	75,323	629,740
Netherlands — 8.2%
Adyen NV * (a)	12,677	18,097,679
Aegon NV	578,785	2,679,290
Akzo Nobel NV	74,266	4,584,846
Argenx SE *	20,458	7,942,831
Argenx SE *	2,062	797,991
ASM International NV	18,933	4,188,354
ASML Holding NV	166,188	77,956,657
HAL Trust	36,235	4,174,860
Heineken Holding NV	44,742	3,052,935
Heineken NV	96,551	8,065,316
ING Groep NV	1,540,386	15,156,773
JDE Peet's NV	53,445	1,529,870
Koninklijke Ahold Delhaize NV	427,568	11,924,143
Koninklijke DSM NV	71,456	8,405,398
Koninklijke KPN NV	1,333,825	3,730,850
Koninklijke Philips NV	363,615	4,612,417
NN Group NV	126,767	5,367,629
Randstad NV	51,141	2,548,827
Shell plc	3,128,004	86,650,740
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	89

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Netherlands — continued
Universal Music Group NV	311,420	6,114,874
Wolters Kluwer NV	107,351	11,406,969
		288,989,249
Norway — 1.3%
Aker ASA, Class A	9,724	686,162
Aker BP ASA	126,611	4,021,971
AutoStore Holdings Ltd. * (b)	406,531	768,306
DNB Bank ASA	367,662	6,502,794
Equinor ASA	428,491	15,611,522
Gjensidige Forsikring ASA	77,688	1,420,038
Kongsberg Gruppen ASA	36,229	1,299,187
Leroy Seafood Group ASA	114,476	527,125
Mowi ASA	186,069	2,777,225
Norsk Hydro ASA	558,349	3,543,461
Orkla ASA	307,120	2,071,573
Salmar ASA	23,135	784,315
Schibsted ASA, Class A	30,309	467,789
Schibsted ASA, Class B	40,849	607,308
Storebrand ASA	192,967	1,501,159
Telenor ASA	263,211	2,392,027
TOMRA Systems ASA	95,621	1,544,432
Var Energi ASA (b)	163,325	555,142
		47,081,536
Poland — 0.4%
Allegro.eu SA * (a)	172,875	838,471
Bank Polska Kasa Opieki SA	71,910	1,178,566
Cyfrowy Polsat SA	99,377	372,076
Dino Polska SA * (a)	19,633	1,281,492
ING Bank Slaski SA	13,284	462,852
KGHM Polska Miedz SA	55,618	1,111,944
LPP SA	406	703,496
PGE Polska Grupa Energetyczna SA *	348,627	397,347
Polski Koncern Naftowy ORLEN SA	156,246	1,794,255
Polskie Gornictwo Naftowe i Gazownictwo SA *	663,140	704,405
Powszechna Kasa Oszczednosci Bank Polski SA	352,670	1,921,831
Powszechny Zaklad Ubezpieczen SA	233,034	1,305,530
Santander Bank Polska SA	13,787	732,061
		12,804,326
Portugal — 0.3%
EDP - Energias de Portugal SA	1,199,923	5,242,843
INVESTMENTS	SHARES	VALUE($)

Portugal — continued
Galp Energia SGPS SA	186,043	1,888,914
Jeronimo Martins SGPS SA	113,219	2,342,844
		9,474,601
Russia — 0.0% ^
Evraz plc ‡	453,755	21,304
Singapore — 0.2%
STMicroelectronics NV	268,057	8,334,951
South Africa — 0.5%
Anglo American plc	546,921	16,382,590
South Korea — 0.1%
Delivery Hero SE * (a) (b)	74,971	2,467,215
Spain — 3.8%
Acciona SA	10,077	1,814,482
ACS Actividades de Construccion y Servicios SA	93,973	2,411,468
Aena SME SA * (a)	30,048	3,531,588
Amadeus IT Group SA *	184,215	9,607,789
Banco Bilbao Vizcaya Argentaria SA	2,726,431	14,065,096
Banco Santander SA (b)	6,867,058	17,809,562
CaixaBank SA	1,779,798	5,901,890
Cellnex Telecom SA (a)	233,313	7,636,395
Corp. ACCIONA Energias Renovables SA	22,877	899,544
EDP Renovaveis SA	86,415	1,818,388
Enagas SA	101,776	1,652,222
Endesa SA	129,855	2,169,623
Ferrovial SA	203,970	4,984,694
Grifols SA * (b)	120,240	1,022,952
Grifols SA (Preference), Class B *	106,890	668,485
Iberdrola SA	2,395,359	24,359,076
Industria de Diseno Textil SA (b)	458,770	10,413,257
Mapfre SA	403,744	692,499
Naturgy Energy Group SA	75,325	1,933,031
Red Electrica Corp. SA	177,002	2,863,134
Repsol SA	624,538	8,496,514
Siemens Gamesa Renewable Energy SA *	91,923	1,629,673
Telefonica SA	2,306,032	7,949,348
		134,330,710
Sweden — 5.2%
Alfa Laval AB	120,135	2,957,162
Assa Abloy AB, Class B	405,507	8,188,030
Atlas Copco AB, Class A	1,043,399	11,136,462
Atlas Copco AB, Class B	638,230	6,172,426
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Sweden — continued
Axfood AB	44,340	1,097,797
Beijer Ref AB (b)	101,311	1,570,566
Boliden AB	111,828	3,252,061
Castellum AB	117,333	1,341,597
Electrolux AB, Class B (b)	92,169	1,137,105
Embracer Group AB * (b)	334,735	1,610,328
Epiroc AB, Class A	255,976	3,918,598
Epiroc AB, Class B	159,453	2,141,005
EQT AB (b)	113,795	2,239,480
Essity AB, Class A	11,519	242,040
Essity AB, Class B	246,409	5,206,218
Evolution AB (a)	78,290	7,303,103
Fabege AB	109,541	795,267
Fastighets AB Balder, Class B *	258,003	968,452
Getinge AB, Class B	89,355	1,813,280
H & M Hennes & Mauritz AB, Class B (b)	292,664	2,947,759
Hexagon AB, Class B	870,169	8,602,401
Holmen AB, Class B	37,886	1,374,899
Husqvarna AB, Class A	9,515	56,768
Husqvarna AB, Class B	169,678	1,007,404
Industrivarden AB, Class A	74,636	1,690,348
Industrivarden AB, Class C	69,945	1,570,644
Indutrade AB	108,732	1,903,675
Intrum AB	30,494	383,681
Investment AB Latour, Class B (b)	55,699	940,883
Investor AB, Class A	229,421	3,901,251
Investor AB, Class B	744,977	12,158,485
Kinnevik AB, Class A *	3,470	43,479
Kinnevik AB, Class B *	99,243	1,225,993
L E Lundbergforetagen AB, Class B	26,094	1,029,868
Lifco AB, Class B	86,647	1,252,035
Nibe Industrier AB, Class B	626,962	5,001,134
Nordnet AB publ	66,440	823,048
Orron Energy ab	78,764	163,393
Saab AB, Class B	33,283	1,176,023
Sagax AB, Class B	76,766	1,414,594
Sagax AB, Class D	41,210	99,240
Samhallsbyggnadsbolaget i Norden AB (b)	437,512	601,091
Samhallsbyggnadsbolaget i Norden AB, Class D (b)	61,234	100,683
Sandvik AB	446,243	6,973,327
Securitas AB, Class B (b)	205,659	1,680,400
Skandinaviska Enskilda Banken AB, Class C (b)	5,903	67,364
Skandinaviska Enskilda Banken AB, Class A	695,966	7,337,844
INVESTMENTS	SHARES	VALUE($)

Sweden — continued
Skanska AB, Class B	163,644	2,544,884
SKF AB, Class A (b)	5,661	86,547
SKF AB, Class B	153,250	2,218,389
SSAB AB, Class A	90,905	437,259
SSAB AB, Class B	258,136	1,199,409
Storskogen Group AB, Class B	619,777	452,528
Svenska Cellulosa AB SCA, Class A	12,700	153,272
Svenska Cellulosa AB SCA, Class B	245,126	2,891,945
Svenska Handelsbanken AB, Class B (b)	14,397	157,431
Svenska Handelsbanken AB, Class A	628,190	5,836,535
Swedbank AB, Class A	374,906	5,589,117
Swedish Match AB	623,566	6,413,310
Tele2 AB, Class B	224,742	1,841,990
Telefonaktiebolaget LM Ericsson, Class A	22,488	133,580
Telefonaktiebolaget LM Ericsson, Class B	1,256,278	6,984,083
Telia Co. AB (b)	1,003,320	2,658,563
Trelleborg AB, Class B	99,199	2,184,269
Vitrolife AB	30,473	492,501
Volvo AB, Class A	78,249	1,336,621
Volvo AB, Class B	649,513	10,630,538
Volvo Car AB, Class B * (b)	219,291	930,689
		183,792,151
Switzerland — 8.8%
ABB Ltd. (Registered)	698,930	19,409,497
Alcon, Inc.	204,338	12,441,199
Baloise Holding AG (Registered)	18,722	2,557,840
Barry Callebaut AG (Registered)	1,466	2,773,544
Chocoladefabriken Lindt & Spruengli AG	425	4,078,742
Chocoladefabriken Lindt & Spruengli AG (Registered)	44	4,276,311
Cie Financiere Richemont SA (Registered)	213,447	20,860,934
Credit Suisse Group AG (Registered) (b)	1,029,680	4,265,412
EMS-Chemie Holding AG (Registered)	2,758	1,734,205
Geberit AG (Registered)	14,664	6,518,699
Givaudan SA (Registered)	3,247	9,698,601
Holcim AG *	231,686	10,526,039
Julius Baer Group Ltd.	87,419	4,194,265
Kuehne + Nagel International AG (Registered)	23,241	4,947,226
Lonza Group AG (Registered)	30,462	15,681,356
Mediclinic International plc	165,801	943,196
Novartis AG (Registered)	982,862	79,504,460
Partners Group Holding AG	9,263	8,314,318
Schindler Holding AG	16,664	2,717,331
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	91

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Switzerland — continued
Schindler Holding AG (Registered)	8,485	1,335,710
SGS SA (Registered)	2,480	5,467,189
Sika AG (Registered)	62,871	14,175,891
Sonova Holding AG (Registered)	21,701	5,129,330
Straumann Holding AG (Registered)	47,602	4,530,347
Swatch Group AG (The)	11,845	2,661,684
Swatch Group AG (The) (Registered)	22,483	939,311
Swiss Life Holding AG (Registered)	12,619	6,110,402
Swisscom AG (Registered)	10,385	5,128,001
Temenos AG (Registered)	27,532	1,639,773
UBS Group AG (Registered)	1,441,174	22,848,609
Zurich Insurance Group AG	61,520	26,218,222
		311,627,644
United Arab Emirates — 0.0% ^
NMC Health plc ‡ *	23,176	—
United Kingdom — 18.8%
3i Group plc	397,965	5,300,249
abrdn plc	891,670	1,624,784
Admiral Group plc	111,590	2,580,592
Ashtead Group plc	183,715	9,570,280
Associated British Foods plc	145,666	2,257,720
AstraZeneca plc	633,566	74,337,688
Auto Trader Group plc (a)	396,227	2,371,728
AVEVA Group plc	50,621	1,811,637
Aviva plc	1,146,038	5,497,118
B&M European Value Retail SA	347,978	1,285,983
BAE Systems plc	1,318,562	12,333,262
Barclays plc	6,513,973	11,068,894
Barratt Developments plc	418,111	1,803,351
Berkeley Group Holdings plc	45,947	1,828,110
BP plc	8,529,940	47,192,817
British American Tobacco plc	914,077	36,100,075
British Land Co. plc (The), REIT	383,524	1,608,842
BT Group plc	2,853,120	4,251,810
Bunzl plc	138,039	4,498,075
Burberry Group plc	165,559	3,449,771
Centrica plc	2,415,508	2,122,535
CNH Industrial NV	407,245	5,268,562
Coca-Cola Europacific Partners plc	82,196	3,867,322
Compass Group plc	730,021	15,375,576
ConvaTec Group plc (a)	659,529	1,650,291
Croda International plc	58,281	4,515,006
Darktrace plc *	136,915	560,420
DCC plc	41,427	2,299,235
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
Dechra Pharmaceuticals plc	46,500	1,397,895
Derwent London plc, REIT	45,889	1,135,722
Diageo plc	953,279	39,229,830
Direct Line Insurance Group plc	536,221	1,238,905
DS Smith plc	562,835	1,877,013
easyJet plc *	232,446	925,527
Entain plc	240,762	3,483,003
Experian plc	396,426	12,640,153
Halma plc	155,237	3,764,389
Harbour Energy plc	222,238	964,476
Hargreaves Lansdown plc	143,505	1,254,178
Hiscox Ltd.	144,683	1,490,483
Howden Joinery Group plc	237,392	1,398,381
HSBC Holdings plc	8,164,712	41,901,739
Imperial Brands plc	392,373	9,557,853
Informa plc	614,619	3,916,304
InterContinental Hotels Group plc	76,760	4,124,372
Intermediate Capital Group plc	120,271	1,464,513
International Distributions Services plc	323,013	747,252
Intertek Group plc	66,007	2,765,230
ITV plc	1,481,353	1,140,581
J Sainsbury plc	718,884	1,602,460
JD Sports Fashion plc	1,012,360	1,131,243
Johnson Matthey plc	81,361	1,806,021
Kingfisher plc	824,600	2,071,754
Land Securities Group plc, REIT	307,215	2,008,844
Legal & General Group plc	2,442,192	6,533,505
Lloyds Banking Group plc	29,046,839	13,950,266
London Stock Exchange Group plc	140,757	12,201,105
M&G plc	1,063,075	2,136,385
Melrose Industries plc	1,657,808	2,223,758
National Grid plc	1,584,967	17,268,417
NatWest Group plc	2,068,536	5,571,199
Next plc	52,843	2,984,554
Ocado Group plc *	296,807	1,609,079
Pearson plc	309,348	3,419,262
Pepco Group NV * (a)	49,272	346,179
Persimmon plc	130,552	1,953,564
Phoenix Group Holdings plc	347,582	2,163,342
Reckitt Benckiser Group plc	301,153	19,985,724
RELX plc	810,590	21,772,849
Rentokil Initial plc	1,025,948	6,402,029
Rightmove plc	357,991	2,015,917
Rolls-Royce Holdings plc *	3,421,442	3,068,567
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
Sage Group plc (The)	450,089	3,751,376
Schroders plc	412,688	1,852,974
Segro plc, REIT	494,383	4,449,449
Severn Trent plc	103,583	2,972,806
Smith & Nephew plc	361,805	4,275,419
Smiths Group plc	153,800	2,754,950
Spirax-Sarco Engineering plc	30,092	3,708,346
SSE plc	428,630	7,659,998
St. James's Place plc	222,467	2,716,669
Standard Chartered plc	1,014,585	6,061,885
Tate & Lyle plc	164,213	1,319,483
Taylor Wimpey plc	1,491,871	1,603,955
Tesco plc	3,062,308	7,563,547
Travis Perkins plc	86,879	818,834
Unilever plc	1,075,076	48,866,891
United Utilities Group plc	278,829	3,004,717
Vodafone Group plc	10,958,112	12,792,529
Weir Group plc (The)	106,146	1,849,470
Whitbread plc	82,369	2,424,293
Wise plc, Class A *	192,707	1,467,810
WPP plc	496,666	4,370,736
		663,361,692
United States — 9.0%
Carnival plc *	64,872	515,431
Ferguson plc	94,920	10,351,855
GSK plc	1,638,553	26,841,298
Nestle SA (Registered)	1,124,451	122,406,389
QIAGEN NV * (b)	94,395	4,076,276
Roche Holding AG	287,268	95,315,002
Roche Holding AG	10,889	4,419,738
Schneider Electric SE	233,527	29,530,988
Sinch AB * (a) (b)	270,548	635,236
Stellantis NV	884,431	11,932,372
Swiss Re AG	118,137	8,775,781
Tenaris SA	188,267	2,946,596
		317,746,962
Total Common Stocks (Cost $4,381,041,728)		3,486,805,151
Short-Term Investments — 1.2%
Investment of Cash Collateral from Securities Loaned — 1.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	35,657,896	35,657,896
INVESTMENTS	SHARES	VALUE($)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	4,769,602	4,769,602
Total Investment of Cash Collateral from Securities Loaned (Cost $40,419,170)		40,427,498
Total Investments — 100.0% (Cost $4,421,460,898)		3,527,232,649
Other Assets Less Liabilities — 0.0% ^		455,110
NET ASSETS — 100.0%		3,527,687,759

Percentages indicated are based on net assets.

Abbreviations
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $36,958,615.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	93

JPMorgan BetaBuilders Europe ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	12.4%
Banks	7.4
Oil, Gas & Consumable Fuels	7.0
Insurance	5.1
Food Products	4.6
Textiles, Apparel & Luxury Goods	4.1
Chemicals	3.3
Semiconductors & Semiconductor Equipment	2.9
Beverages	2.8
Machinery	2.6
Capital Markets	2.6
Metals & Mining	2.4
Personal Products	2.4
Electric Utilities	2.2
Diversified Telecommunication Services	2.1
Aerospace & Defense	2.1
Electrical Equipment	2.1
Health Care Equipment & Supplies	2.0
Automobiles	1.9
Professional Services	1.9
Software	1.7
IT Services	1.5
Tobacco	1.5
Hotels, Restaurants & Leisure	1.3
Multi-Utilities	1.3
Industrial Conglomerates	1.2
Construction & Engineering	1.1
Food & Staples Retailing	1.0
Others (each less than 1.0%)	14.4
Short-Term Investments	1.1
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	712	12/16/2022	EUR	25,450,442	1,204,811
FTSE 100 Index	178	12/16/2022	GBP	14,523,878	(121,281)
					1,083,530

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	95

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.0%
Australia — 8.0%
Alumina Ltd.	471,969	407,898
Ampol Ltd.	47,764	833,091
APA Group	236,463	1,591,961
Aristocrat Leisure Ltd.	133,143	3,160,277
ASX Ltd.	38,798	1,681,058
Aurizon Holdings Ltd.	368,900	854,877
Australia & New Zealand Banking Group Ltd.	598,509	9,805,815
Bendigo & Adelaide Bank Ltd.	112,830	651,324
BHP Group Ltd.	1,013,505	24,344,597
BlueScope Steel Ltd.	94,217	948,764
Brambles Ltd.	277,638	2,078,603
Challenger Ltd.	117,470	527,832
Cochlear Ltd.	13,162	1,681,363
Coles Group Ltd.	267,533	2,797,235
Commonwealth Bank of Australia	341,622	22,904,660
Dexus, REIT	215,555	1,074,133
Domino's Pizza Enterprises Ltd.	12,675	516,806
Endeavour Group Ltd.	250,990	1,148,858
Evolution Mining Ltd.	367,657	487,715
Flutter Entertainment plc *	30,617	4,043,567
Fortescue Metals Group Ltd.	339,034	3,194,041
Glencore plc	2,423,788	13,895,755
Goodman Group, REIT	340,361	3,703,369
GPT Group (The), REIT	383,911	1,060,963
Harvey Norman Holdings Ltd.	130,108	346,125
IDP Education Ltd.	41,795	788,538
IGO Ltd.	129,725	1,268,704
Incitec Pivot Ltd.	389,574	936,907
Insurance Australia Group Ltd.	494,038	1,550,755
LendLease Corp. Ltd.	138,072	767,786
Macquarie Group Ltd.	72,731	7,890,063
Medibank Pvt Ltd.	551,950	993,879
Mineral Resources Ltd.	33,367	1,564,306
Mirvac Group, REIT	790,251	1,047,056
National Australia Bank Ltd.	635,513	13,200,906
Newcrest Mining Ltd.	178,918	1,981,567
Northern Star Resources Ltd.	233,513	1,303,259
Orica Ltd.	89,975	800,350
Origin Energy Ltd.	344,900	1,232,183
Qantas Airways Ltd. *	185,579	693,466
QBE Insurance Group Ltd.	296,956	2,326,639
Ramsay Health Care Ltd.	37,160	1,393,841
REA Group Ltd.	10,315	799,474
Reece Ltd.	42,680	423,807
INVESTMENTS	SHARES	VALUE($)

Australia — continued
Rio Tinto Ltd.	74,316	4,217,406
Rio Tinto plc	212,401	11,100,427
Santos Ltd.	671,778	3,279,391
Scentre Group, REIT	1,039,135	1,933,854
SEEK Ltd.	70,985	977,171
Seven Group Holdings Ltd.	31,386	368,045
Sonic Healthcare Ltd.	96,114	2,012,193
South32 Ltd.	926,634	2,125,948
Stockland, REIT	478,426	1,102,341
Suncorp Group Ltd.	253,043	1,851,013
Tabcorp Holdings Ltd.	446,439	275,623
Telstra Group Ltd.	809,639	2,030,111
TPG Telecom Ltd. (a)	85,623	268,599
Transurban Group	614,773	5,215,087
Treasury Wine Estates Ltd.	144,663	1,198,789
Vicinity Ltd., REIT	775,489	966,774
Washington H Soul Pattinson & Co. Ltd.	49,176	880,057
Wesfarmers Ltd.	226,998	6,587,266
Westpac Banking Corp.	700,940	10,823,192
WiseTech Global Ltd.	34,630	1,280,721
Woodside Energy Group Ltd.	380,144	8,788,347
Woolworths Group Ltd.	243,028	5,132,216
Worley Ltd.	74,433	679,880
		217,798,624
Austria — 0.3%
ANDRITZ AG	14,361	667,450
BAWAG Group AG * (b)	17,848	861,627
Erste Group Bank AG	71,424	1,760,241
EVN AG	7,585	126,187
Mondi plc	97,310	1,632,713
OMV AG	28,857	1,328,674
Raiffeisen Bank International AG	27,082	376,636
Strabag SE	2,905	111,533
Telekom Austria AG *	27,936	162,390
Verbund AG	6,472	506,984
Vienna Insurance Group AG Wiener Versicherung Gruppe	7,197	160,967
voestalpine AG	22,231	482,641
		8,178,043
Belgium — 0.9%
Ackermans & van Haaren NV	4,503	627,365
Ageas SA	35,707	1,236,112
Anheuser-Busch InBev SA	198,239	9,915,996
Azelis Group NV	14,041	321,356
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Belgium — continued
D'ieteren Group	4,540	755,584
Elia Group SA/NV	7,209	911,451
Etablissements Franz Colruyt NV	11,253	271,244
Groupe Bruxelles Lambert NV	20,240	1,492,223
KBC Group NV	67,604	3,388,026
Proximus SADP	31,224	327,344
Sofina SA	3,160	616,196
Solvay SA	14,623	1,319,593
Telenet Group Holding NV	9,426	143,711
UCB SA	25,343	1,910,047
Umicore SA	41,441	1,366,141
Warehouses De Pauw CVA, REIT	28,389	728,630
		25,331,019
Brazil — 0.1%
Yara International ASA	32,641	1,456,815
Chile — 0.0% ^
Antofagasta plc	69,150	931,825
China — 0.7%
Budweiser Brewing Co. APAC Ltd. (b)	344,600	725,288
ESR Cayman Ltd. (b)	489,400	834,599
Prosus NV *	240,794	10,412,341
Wharf Holdings Ltd. (The)	248,000	710,147
Wilmar International Ltd.	627,300	1,718,522
Wuxi Biologics Cayman, Inc. * (b)	719,000	3,235,243
		17,636,140
Denmark — 2.6%
AP Moller - Maersk A/S, Class A	601	1,202,412
AP Moller - Maersk A/S, Class B	1,110	2,318,982
Carlsberg A/S, Class B	19,705	2,320,179
Chr Hansen Holding A/S	20,611	1,144,757
Coloplast A/S, Class B	23,779	2,650,650
Danske Bank A/S	136,502	2,201,913
Demant A/S *	19,291	526,784
DSV A/S	38,417	5,191,223
Genmab A/S *	13,161	5,069,719
Novo Nordisk A/S, Class B	327,562	35,616,229
Novozymes A/S, Class B	41,857	2,197,099
Orsted A/S (b)	37,873	3,124,740
Pandora A/S	19,137	1,006,674
Tryg A/S	72,160	1,560,766
Vestas Wind Systems A/S	202,177	3,985,650
		70,117,777
INVESTMENTS	SHARES	VALUE($)

Finland — 1.3%
Elisa OYJ	30,187	1,458,827
Fortum OYJ	87,235	1,227,770
Huhtamaki OYJ	19,239	691,438
Kesko OYJ, Class A	18,865	362,799
Kesko OYJ, Class B	54,744	1,065,355
Kone OYJ, Class B	80,743	3,306,087
Metso Outotec OYJ	141,217	1,071,710
Neste OYJ	86,244	3,779,944
Nokia OYJ	1,083,405	4,814,563
Nordea Bank Abp	661,214	6,316,260
Orion OYJ, Class A	6,007	275,450
Orion OYJ, Class B	21,312	980,741
Sampo OYJ, Class A	99,257	4,538,801
Stora Enso OYJ, Class A (a)	10,137	147,764
Stora Enso OYJ, Class R	122,732	1,600,280
UPM-Kymmene OYJ	106,861	3,592,396
Wartsila OYJ Abp	97,246	662,953
		35,893,138
France — 10.2%
Adevinta ASA *	53,675	367,425
Aeroports de Paris *	5,543	749,584
Air Liquide SA	104,772	13,705,620
Airbus SE	123,073	13,316,963
Alstom SA	61,357	1,262,803
Amundi SA (b)	12,225	576,775
Arkema SA	12,800	1,012,967
AXA SA	397,569	9,817,930
BioMerieux	9,816	868,506
BNP Paribas SA	227,347	10,661,192
Bollore SE	183,117	915,868
Bouygues SA	42,119	1,201,705
Bureau Veritas SA	58,017	1,435,357
Capgemini SE	31,412	5,148,139
Carrefour SA	117,377	1,889,236
Cie de Saint-Gobain	104,124	4,256,690
Cie Generale des Etablissements Michelin SCA	142,973	3,643,533
Covivio, REIT	9,296	497,723
Credit Agricole SA	272,614	2,473,607
Danone SA	127,182	6,320,884
Dassault Aviation SA	4,683	695,512
Dassault Systemes SE	138,781	4,651,770
Edenred	49,974	2,561,978
Eiffage SA	15,699	1,419,532
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	97

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
France — continued
Electricite de France SA	124,499	1,470,329
Engie SA	370,543	4,814,601
EssilorLuxottica SA	60,911	9,631,749
Gecina SA, REIT	10,897	971,512
Getlink SE	80,378	1,271,942
Hermes International	6,975	9,028,342
Ipsen SA	8,067	829,028
Kering SA	14,494	6,637,691
Legrand SA	53,414	4,070,398
L'Oreal SA	50,509	15,860,048
LVMH Moet Hennessy Louis Vuitton SE	52,394	33,060,346
Orange SA	378,117	3,602,667
Pernod Ricard SA	40,802	7,161,212
Publicis Groupe SA	47,243	2,645,816
Safran SA	70,133	7,810,711
Sanofi	230,900	19,870,761
Sartorius Stedim Biotech	4,805	1,524,814
Societe Generale SA	158,238	3,629,511
Sodexo SA	16,821	1,490,044
Teleperformance	11,835	3,170,951
Thales SA	21,357	2,716,183
TotalEnergies SE	492,905	26,889,627
Unibail-Rodamco-Westfield, REIT *	21,396	1,011,166
Veolia Environnement SA	131,841	2,942,167
Vinci SA	107,668	9,909,442
Vivendi SE	162,183	1,327,465
Worldline SA * (b)	50,046	2,184,332
		274,984,154
Germany — 7.2%
adidas AG	35,767	3,491,400
Allianz SE (Registered)	81,777	14,712,052
Aroundtown SA	184,629	365,980
BASF SE	183,886	8,251,090
Bayer AG (Registered)	196,685	10,341,909
Bayerische Motoren Werke AG	63,880	5,014,065
Bayerische Motoren Werke AG (Preference)	11,902	877,700
Beiersdorf AG	19,677	1,888,898
Brenntag SE	30,930	1,876,720
Carl Zeiss Meditec AG	7,347	889,305
Commerzbank AG *	210,611	1,682,720
Continental AG	21,641	1,120,911
Covestro AG (b)	38,723	1,314,492
Daimler Truck Holding AG *	103,804	2,768,721
Deutsche Bank AG (Registered)	413,784	3,944,084
INVESTMENTS	SHARES	VALUE($)

Germany — continued
Deutsche Boerse AG	38,032	6,184,755
Deutsche Lufthansa AG (Registered) *	119,900	819,758
Deutsche Post AG (Registered)	198,454	7,015,315
Deutsche Telekom AG (Registered)	698,817	13,190,520
Deutsche Wohnen SE	10,413	210,032
E.ON SE	449,480	3,763,943
Evonik Industries AG	41,044	756,102
Fresenius Medical Care AG & Co. KGaA	39,937	1,104,682
Fresenius SE & Co. KGaA	81,621	1,878,358
GEA Group AG	32,923	1,150,806
Hannover Rueck SE	12,074	1,964,731
HeidelbergCement AG	28,998	1,333,525
Henkel AG & Co. KGaA	19,762	1,160,130
Henkel AG & Co. KGaA (Preference)	35,673	2,247,350
Infineon Technologies AG	261,454	6,344,307
KION Group AG	14,386	318,942
Mercedes-Benz Group AG	156,357	9,050,192
Merck KGaA	25,871	4,216,071
MTU Aero Engines AG	10,706	1,915,928
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	28,054	7,405,584
Porsche Automobil Holding SE (Preference)	30,655	1,712,765
Puma SE	20,557	908,843
RWE AG	135,386	5,211,709
SAP SE	218,893	21,069,081
Sartorius AG (Preference)	5,399	1,903,636
Siemens AG (Registered)	149,751	16,354,162
Siemens Energy AG	80,093	933,694
Siemens Healthineers AG (b)	56,454	2,586,303
Symrise AG	26,587	2,713,803
Talanx AG	10,661	400,367
Telefonica Deutschland Holding AG	185,167	403,460
TUI AG * (a)	261,467	394,600
Uniper SE (a)	16,117	48,245
Volkswagen AG (Preference)	36,739	4,702,644
Vonovia SE	159,335	3,522,995
Zalando SE * (b)	44,607	1,028,111
		194,465,496
Hong Kong — 2.2%
AIA Group Ltd.	2,388,200	18,090,123
CK Asset Holdings Ltd.	396,000	2,189,314
CK Infrastructure Holdings Ltd.	122,000	579,588
CLP Holdings Ltd.	332,500	2,231,676
DFI Retail Group Holdings Ltd.	59,900	134,290
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hong Kong — continued
Hang Lung Properties Ltd.	365,000	459,157
Hang Seng Bank Ltd.	145,700	2,051,134
Henderson Land Development Co. Ltd.	264,000	646,341
HK Electric Investments & HK Electric Investments Ltd. (b)	461,500	293,428
HKT Trust & HKT Ltd.	722,000	816,542
Hong Kong & China Gas Co. Ltd.	2,165,100	1,668,794
Hong Kong Exchanges & Clearing Ltd.	238,800	6,338,616
Jardine Matheson Holdings Ltd.	49,100	2,261,939
Link, REIT	422,900	2,499,600
MTR Corp. Ltd.	309,500	1,361,859
New World Development Co. Ltd.	279,000	570,688
Power Assets Holdings Ltd.	274,500	1,312,535
Prudential plc	550,432	5,113,332
Sino Land Co. Ltd.	646,000	689,809
Sun Hung Kai Properties Ltd.	301,500	3,240,016
Swire Pacific Ltd., Class B	172,500	177,752
Swire Pacific Ltd., Class A	94,500	626,867
Swire Properties Ltd.	209,600	402,833
Techtronic Industries Co. Ltd.	364,500	3,451,366
WH Group Ltd. (b)	1,566,424	791,062
Wharf Real Estate Investment Co. Ltd.	310,000	1,221,419
		59,220,080
Ireland — 0.4%
CRH plc	153,799	5,539,511
Kerry Group plc, Class A	31,173	2,707,528
Kingspan Group plc	30,943	1,560,044
Smurfit Kappa Group plc	52,148	1,726,254
		11,533,337
Israel — 0.6%
Azrieli Group Ltd.	7,307	541,343
Bank Hapoalim BM	246,235	2,373,523
Bank Leumi Le-Israel BM	309,077	2,948,515
Bezeq The Israeli Telecommunication Corp. Ltd.	410,074	725,928
Elbit Systems Ltd.	4,967	1,005,000
ICL Group Ltd.	144,305	1,301,285
Israel Discount Bank Ltd., Class A	247,652	1,408,172
Mizrahi Tefahot Bank Ltd.	29,808	1,126,789
Nice Ltd. *	12,721	2,397,518
Teva Pharmaceutical Industries Ltd. *	222,527	1,989,595
		15,817,668
INVESTMENTS	SHARES	VALUE($)

Italy — 2.1%
A2A SpA	315,170	349,473
Amplifon SpA	18,516	460,011
Assicurazioni Generali SpA	241,413	3,622,913
Atlantia SpA	100,850	2,249,714
Banca Mediolanum SpA	42,900	320,974
Banco BPM SpA	303,664	918,741
Buzzi Unicem SpA	18,968	314,808
Coca-Cola HBC AG	40,802	891,252
Davide Campari-Milano NV	106,976	960,679
DiaSorin SpA	5,260	687,670
Enel SpA	1,546,915	6,910,609
Eni SpA	505,305	6,636,542
Ferrari NV	25,630	5,052,660
FinecoBank Banca Fineco SpA	122,283	1,647,836
Hera SpA	158,057	376,599
Infrastrutture Wireless Italiane SpA (b)	71,342	629,676
Intesa Sanpaolo SpA	3,541,460	6,751,901
Leonardo SpA	81,177	652,184
Mediobanca Banca di Credito Finanziario SpA	129,832	1,176,225
Moncler SpA	41,637	1,796,397
Nexi SpA * (b)	170,504	1,474,090
Pirelli & C SpA (b)	80,079	302,063
Poste Italiane SpA (b)	91,111	793,966
Prysmian SpA	53,735	1,748,974
Recordati Industria Chimica e Farmaceutica SpA	20,112	755,638
Snam SpA	410,449	1,825,068
Telecom Italia SpA *	2,035,650	398,260
Telecom Italia SpA *	1,210,424	231,374
Terna - Rete Elettrica Nazionale	281,987	1,870,044
UniCredit SpA	404,857	5,020,743
UnipolSai Assicurazioni SpA	85,234	192,183
		57,019,267
Japan — 23.7%
ABC-Mart, Inc.	6,200	276,351
Acom Co. Ltd.	93,900	205,139
Advance Residence Investment Corp., REIT	279	649,558
Advantest Corp.	37,600	1,979,324
Aeon Co. Ltd.	175,100	3,265,719
AGC, Inc.	44,900	1,406,940
Air Water, Inc.	45,400	506,883
Aisin Corp.	36,300	931,812
Ajinomoto Co., Inc.	108,200	2,975,849
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	99

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Alfresa Holdings Corp.	40,200	462,818
ANA Holdings, Inc. *	32,000	622,039
Asahi Group Holdings Ltd.	101,200	2,831,651
Asahi Intecc Co. Ltd.	47,800	814,280
Asahi Kasei Corp.	278,900	1,788,283
Asics Corp.	37,700	577,705
Astellas Pharma, Inc.	367,300	5,068,074
Bandai Namco Holdings, Inc.	43,900	2,901,918
Bank of Kyoto Ltd. (The)	15,200	547,745
Bridgestone Corp.	122,900	4,444,857
Brother Industries Ltd.	52,900	901,200
Canon, Inc.	208,500	4,419,676
Capcom Co. Ltd.	31,900	887,298
Central Japan Railway Co.	40,800	4,723,683
Chiba Bank Ltd. (The)	147,100	805,979
Chubu Electric Power Co., Inc.	151,800	1,235,641
Chugai Pharmaceutical Co. Ltd.	127,400	2,952,095
Concordia Financial Group Ltd.	242,000	738,395
Cosmos Pharmaceutical Corp.	4,100	396,530
CyberAgent, Inc.	83,300	684,325
Dai Nippon Printing Co. Ltd.	54,300	1,087,669
Daifuku Co. Ltd.	25,500	1,167,261
Dai-ichi Life Holdings, Inc.	206,700	3,282,965
Daiichi Sankyo Co. Ltd.	389,900	12,480,998
Daikin Industries Ltd.	58,800	8,807,486
Daito Trust Construction Co. Ltd.	13,700	1,356,626
Daiwa House Industry Co. Ltd.	133,000	2,679,596
Daiwa House REIT Investment Corp., REIT	422	851,721
Daiwa Securities Group, Inc.	299,000	1,166,600
Denso Corp.	100,500	4,986,401
Dentsu Group, Inc.	48,400	1,505,403
Disco Corp.	5,900	1,411,166
East Japan Railway Co.	75,000	3,996,404
Eisai Co. Ltd.	59,400	3,582,010
ENEOS Holdings, Inc.	646,300	2,131,922
FANUC Corp.	38,100	4,985,447
Fast Retailing Co. Ltd.	12,500	6,964,265
Fuji Electric Co. Ltd.	30,000	1,159,949
FUJIFILM Holdings Corp.	80,800	3,696,591
Fujitsu Ltd.	36,300	4,176,625
Fukuoka Financial Group, Inc.	37,800	643,190
GLP J-REIT, REIT	899	932,337
GMO Payment Gateway, Inc.	8,900	639,962
Hakuhodo DY Holdings, Inc.	60,900	513,128
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Hamamatsu Photonics KK	29,400	1,330,094
Hankyu Hanshin Holdings, Inc.	48,900	1,452,367
Haseko Corp.	44,600	459,301
Hikari Tsushin, Inc.	4,100	495,257
Hino Motors Ltd.	57,700	239,788
Hirose Electric Co. Ltd.	6,300	817,245
Hitachi Construction Machinery Co. Ltd.	21,000	410,845
Hitachi Ltd.	193,500	8,779,836
Hitachi Metals Ltd. *	39,800	581,248
Honda Motor Co. Ltd.	340,600	7,766,523
Hoshizaki Corp.	24,000	687,600
Hoya Corp.	72,800	6,767,589
Hulic Co. Ltd.	119,900	870,995
Ibiden Co. Ltd.	28,200	950,548
Idemitsu Kosan Co. Ltd.	44,700	978,047
Iida Group Holdings Co. Ltd.	35,100	487,376
Inpex Corp.	211,000	2,129,496
Isuzu Motors Ltd.	124,400	1,462,902
ITOCHU Corp.	295,500	7,637,066
Itochu Techno-Solutions Corp.	19,200	445,128
Japan Airlines Co. Ltd. *	29,000	541,666
Japan Airport Terminal Co. Ltd. *	19,100	817,498
Japan Exchange Group, Inc.	105,200	1,382,516
Japan Metropolitan Fund Invest, REIT	1,402	1,032,895
Japan Post Holdings Co. Ltd.	483,400	3,250,661
Japan Post Insurance Co. Ltd.	39,700	587,685
Japan Prime Realty Investment Corp., REIT	205	556,748
Japan Real Estate Investment Corp., REIT	278	1,164,900
Japan Tobacco, Inc.	220,000	3,684,436
JFE Holdings, Inc.	115,900	1,061,774
JSR Corp.	42,400	805,644
Kajima Corp.	95,100	895,194
Kakaku.com, Inc.	25,600	432,973
Kansai Electric Power Co., Inc. (The)	165,100	1,250,676
Kansai Paint Co. Ltd.	52,100	679,863
Kao Corp.	95,000	3,548,435
Kawasaki Heavy Industries Ltd.	33,600	571,449
KDDI Corp.	313,200	9,257,244
Keio Corp.	24,700	865,995
Keisei Electric Railway Co. Ltd.	34,400	913,048
Keyence Corp.	39,600	14,931,786
Kikkoman Corp.	38,600	2,091,737
Kintetsu Group Holdings Co. Ltd.	37,900	1,280,827
Kirin Holdings Co. Ltd.	166,100	2,441,660
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Kobayashi Pharmaceutical Co. Ltd.	11,700	620,881
Kobe Bussan Co. Ltd.	28,500	618,183
Koei Tecmo Holdings Co. Ltd.	24,400	368,170
Koito Manufacturing Co. Ltd.	51,800	735,397
Komatsu Ltd.	194,400	3,808,334
Konami Group Corp.	20,600	902,926
Kose Corp.	7,100	708,725
Kubota Corp.	227,600	3,174,927
Kurita Water Industries Ltd.	21,700	794,329
Kyocera Corp.	69,200	3,351,111
Kyowa Kirin Co. Ltd.	51,100	1,203,492
Kyushu Electric Power Co., Inc.	94,700	468,867
Kyushu Railway Co.	31,500	658,782
Lasertec Corp.	15,500	2,177,919
Lawson, Inc.	10,100	322,665
Lion Corp.	58,500	591,242
Lixil Corp.	58,500	883,659
M3, Inc.	85,800	2,556,855
Makita Corp.	56,300	1,028,799
Marubeni Corp.	343,400	3,006,096
Marui Group Co. Ltd.	41,400	677,320
MatsukiyoCocokara & Co.	28,600	1,041,287
Mazda Motor Corp.	120,000	807,956
McDonald's Holdings Co. Japan Ltd.	17,800	617,967
Medipal Holdings Corp.	41,600	515,759
MEIJI Holdings Co. Ltd.	28,400	1,168,635
MINEBEA MITSUMI, Inc.	81,600	1,205,921
MISUMI Group, Inc.	57,200	1,218,329
Mitsubishi Chemical Group Corp.	285,900	1,291,511
Mitsubishi Corp.	297,700	8,064,361
Mitsubishi Electric Corp.	429,700	3,780,764
Mitsubishi Estate Co. Ltd.	265,000	3,332,454
Mitsubishi Gas Chemical Co., Inc.	40,600	515,913
Mitsubishi HC Capital, Inc.	157,900	677,558
Mitsubishi Heavy Industries Ltd.	67,300	2,318,087
Mitsubishi Motors Corp. *	136,600	460,170
Mitsubishi UFJ Financial Group, Inc.	2,525,700	11,931,030
Mitsui & Co. Ltd.	329,000	7,280,503
Mitsui Chemicals, Inc.	38,300	708,892
Mitsui Fudosan Co. Ltd.	190,700	3,651,595
Mitsui OSK Lines Ltd.	72,000	1,425,254
Mizuho Financial Group, Inc.	508,600	5,500,748
MonotaRO Co. Ltd.	49,600	752,921
MS&AD Insurance Group Holdings, Inc.	91,500	2,423,030
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Murata Manufacturing Co. Ltd.	128,300	6,073,651
Nagoya Railroad Co. Ltd.	39,100	598,974
NEC Corp.	54,800	1,813,930
Nexon Co. Ltd.	93,700	1,567,997
NGK Insulators Ltd.	54,100	631,134
NGK Spark Plug Co. Ltd.	34,200	623,947
NH Foods Ltd.	21,200	505,228
Nidec Corp.	105,700	5,811,811
Nihon M&A Center Holdings, Inc.	59,800	674,772
Nikon Corp.	69,400	671,177
Nintendo Co. Ltd.	235,000	9,540,788
Nippon Building Fund, Inc., REIT	339	1,506,938
NIPPON EXPRESS HOLDINGS, Inc.	17,600	884,363
Nippon Paint Holdings Co. Ltd.	213,500	1,360,641
Nippon Prologis REIT, Inc., REIT	538	1,128,882
Nippon Sanso Holdings Corp.	42,100	670,292
Nippon Shinyaku Co. Ltd.	12,200	675,468
Nippon Steel Corp.	190,000	2,606,520
Nippon Telegraph & Telephone Corp.	239,500	6,605,579
Nippon Yusen KK	101,700	1,842,242
Nissan Chemical Corp.	28,500	1,282,939
Nissan Motor Co. Ltd.	473,700	1,509,826
Nisshin Seifun Group, Inc.	53,200	574,859
Nissin Foods Holdings Co. Ltd.	17,100	1,106,864
Nitori Holdings Co. Ltd.	18,000	1,631,107
Nitto Denko Corp.	30,000	1,580,572
Nomura Holdings, Inc.	602,300	1,949,018
Nomura Real Estate Holdings, Inc.	23,300	526,669
Nomura Real Estate Master Fund, Inc., REIT	944	1,076,945
Nomura Research Institute Ltd.	89,400	1,978,440
NSK Ltd.	97,900	517,424
NTT Data Corp.	128,900	1,866,969
Obayashi Corp.	144,800	929,423
Obic Co. Ltd.	13,100	1,965,824
Odakyu Electric Railway Co. Ltd.	69,800	829,779
Oji Holdings Corp.	203,000	703,745
Olympus Corp.	256,800	5,414,497
Omron Corp.	40,900	1,907,508
Ono Pharmaceutical Co. Ltd.	95,100	2,238,041
Open House Group Co. Ltd.	14,800	526,427
Oracle Corp.	6,700	356,919
Oriental Land Co. Ltd.	46,000	6,160,674
ORIX Corp.	239,500	3,517,705
Orix JREIT, Inc., REIT	554	743,256
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	101

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Osaka Gas Co. Ltd.	83,600	1,237,924
Otsuka Corp.	23,900	752,663
Otsuka Holdings Co. Ltd.	112,100	3,593,311
Pan Pacific International Holdings Corp.	106,000	1,739,537
Panasonic Holdings Corp.	466,300	3,321,275
Persol Holdings Co. Ltd.	37,600	752,840
Rakuten Group, Inc.	181,400	809,836
Recruit Holdings Co. Ltd.	339,300	10,440,658
Renesas Electronics Corp. *	281,100	2,351,613
Resona Holdings, Inc.	480,800	1,812,113
Ricoh Co. Ltd.	127,400	933,561
Rinnai Corp.	8,000	544,522
Rohm Co. Ltd.	18,100	1,271,790
Santen Pharmaceutical Co. Ltd.	80,700	552,230
SBI Holdings, Inc.	54,800	989,911
SCSK Corp.	30,800	454,407
Secom Co. Ltd.	42,400	2,415,549
Sega Sammy Holdings, Inc.	32,200	411,880
Seibu Holdings, Inc.	54,500	487,842
Seiko Epson Corp.	63,800	866,159
Sekisui Chemical Co. Ltd.	87,400	1,091,454
Sekisui House Ltd.	136,500	2,266,282
Seven & i Holdings Co. Ltd.	159,500	5,953,876
SG Holdings Co. Ltd.	97,200	1,288,007
Sharp Corp.	45,000	269,914
Shimadzu Corp.	55,300	1,456,761
Shimano, Inc.	17,400	2,692,533
Shimizu Corp.	135,200	674,647
Shin-Etsu Chemical Co. Ltd.	83,700	8,698,937
Shinsei Bank Ltd.	11,900	177,080
Shionogi & Co. Ltd.	56,900	2,642,280
Shiseido Co. Ltd.	80,500	2,780,246
Shizuoka Financial Group, Inc.	113,500	716,732
Showa Denko KK	36,700	535,767
SMC Corp.	12,200	4,897,108
SoftBank Corp.	555,500	5,479,668
SoftBank Group Corp.	238,200	10,225,026
Sojitz Corp.	41,080	605,600
Sompo Holdings, Inc.	69,200	2,885,107
Sony Group Corp.	252,000	16,993,535
Square Enix Holdings Co. Ltd.	18,400	821,045
Stanley Electric Co. Ltd.	30,200	513,415
Subaru Corp.	123,300	1,927,282
SUMCO Corp.	69,700	883,436
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Sumitomo Chemical Co. Ltd.	331,800	1,117,257
Sumitomo Corp.	250,200	3,180,985
Sumitomo Electric Industries Ltd.	158,900	1,660,557
Sumitomo Metal Mining Co. Ltd.	54,800	1,536,091
Sumitomo Mitsui Financial Group, Inc.	275,100	7,725,239
Sumitomo Mitsui Trust Holdings, Inc.	74,600	2,146,169
Sumitomo Pharma Co. Ltd.	38,000	264,705
Sumitomo Realty & Development Co. Ltd.	95,100	2,181,015
Suntory Beverage & Food Ltd.	25,700	859,837
Suzuki Motor Corp.	98,000	3,313,362
Sysmex Corp.	33,800	1,819,247
T&D Holdings, Inc.	118,000	1,167,045
Taisei Corp.	39,800	1,084,177
Taisho Pharmaceutical Holdings Co. Ltd.	11,500	414,783
Takeda Pharmaceutical Co. Ltd.	316,200	8,350,526
TDK Corp.	78,300	2,445,964
Terumo Corp.	152,000	4,613,049
TIS, Inc.	45,100	1,215,974
Tobu Railway Co. Ltd.	41,600	962,312
Toho Co. Ltd.	25,500	906,741
Tokio Marine Holdings, Inc.	407,500	7,377,857
Tokyo Century Corp.	9,300	317,199
Tokyo Electric Power Co. Holdings, Inc. *	160,400	522,513
Tokyo Electron Ltd.	31,400	8,261,234
Tokyo Gas Co. Ltd.	82,400	1,472,611
Tokyu Corp.	124,900	1,440,161
Tokyu Fudosan Holdings Corp.	120,500	611,366
TOPPAN, Inc.	69,700	1,039,518
Toray Industries, Inc.	326,800	1,587,382
Toshiba Corp.	86,800	3,012,094
Tosoh Corp.	64,500	701,727
TOTO Ltd.	31,800	907,021
Toyo Suisan Kaisha Ltd.	20,800	780,358
Toyota Boshoku Corp.	20,600	262,126
Toyota Industries Corp.	40,600	2,091,517
Toyota Motor Corp.	2,515,000	34,894,648
Toyota Tsusho Corp.	48,000	1,611,163
Trend Micro, Inc.	28,300	1,426,986
Unicharm Corp.	88,300	2,683,563
United Urban Investment Corp., REIT	624	660,210
USS Co. Ltd.	42,700	644,289
Welcia Holdings Co. Ltd.	21,100	441,019
West Japan Railway Co.	49,400	1,958,540
Yakult Honsha Co. Ltd.	31,800	1,761,686
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Yamaha Corp.	34,400	1,298,747
Yamaha Motor Co. Ltd.	69,700	1,438,787
Yamato Holdings Co. Ltd.	66,600	986,298
Yaskawa Electric Corp.	53,700	1,486,915
Yokogawa Electric Corp.	48,300	807,630
Z Holdings Corp.	532,800	1,375,029
ZOZO, Inc.	22,700	481,653
		642,565,379
Jordan — 0.0% ^
Hikma Pharmaceuticals plc	35,553	510,372
Luxembourg — 0.2%
ArcelorMittal SA	114,233	2,553,526
Eurofins Scientific SE	25,813	1,652,415
RTL Group SA	7,458	253,169
		4,459,110
Macau — 0.1%
Galaxy Entertainment Group Ltd.	398,000	1,818,322
Sands China Ltd. *	486,800	851,036
		2,669,358
Mexico — 0.0% ^
Fresnillo plc	36,993	309,281
Netherlands — 5.2%
Adyen NV * (b)	6,196	8,845,406
Aegon NV	282,827	1,309,252
Akzo Nobel NV	36,360	2,244,702
Argenx SE *	10,150	3,940,744
Argenx SE *	870	336,689
ASM International NV	9,281	2,053,141
ASML Holding NV (a)	81,384	38,176,190
HAL Trust	17,729	2,042,668
Heineken Holding NV	21,909	1,494,943
Heineken NV	47,282	3,949,667
ING Groep NV	754,218	7,421,199
JDE Peet's NV	26,166	749,005
Koninklijke Ahold Delhaize NV	209,361	5,838,722
Koninklijke DSM NV	34,988	4,115,652
Koninklijke KPN NV	653,072	1,826,712
Koninklijke Philips NV	178,051	2,258,558
NN Group NV	62,066	2,628,028
Randstad NV	25,074	1,249,668
Shell plc	1,531,578	42,427,173
INVESTMENTS	SHARES	VALUE($)

Netherlands — continued
Universal Music Group NV	152,477	2,993,955
Wolters Kluwer NV	52,552	5,584,103
		141,486,177
New Zealand — 0.2%
Auckland International Airport Ltd. *	241,770	1,080,814
Contact Energy Ltd.	156,858	688,043
Fisher & Paykel Healthcare Corp. Ltd.	115,699	1,314,922
Fletcher Building Ltd.	156,528	467,382
Mercury NZ Ltd.	130,024	439,649
Meridian Energy Ltd.	242,534	687,486
Ryman Healthcare Ltd.	84,339	410,755
Spark New Zealand Ltd.	374,705	1,115,408
		6,204,459
Norway — 0.9%
Aker ASA, Class A (a)	4,777	337,083
Aker BP ASA	62,006	1,969,705
AutoStore Holdings Ltd. * (a)	199,060	376,205
DNB Bank ASA	180,025	3,184,081
Equinor ASA	209,791	7,643,467
Gjensidige Forsikring ASA	38,113	696,657
Kongsberg Gruppen ASA	17,754	636,666
Leroy Seafood Group ASA	56,209	258,824
Mowi ASA	91,108	1,359,858
Norsk Hydro ASA	273,673	1,736,816
Orkla ASA	150,365	1,014,236
Salmar ASA	11,327	384,004
Schibsted ASA, Class A	14,849	229,180
Schibsted ASA, Class B	20,072	298,413
Storebrand ASA	94,589	735,842
Telenor ASA	129,020	1,172,517
TOMRA Systems ASA	46,876	757,122
Var Energi ASA (a)	79,968	271,811
		23,062,487
Poland — 0.2%
Allegro.eu SA * (b)	84,636	410,498
Bank Polska Kasa Opieki SA	35,268	578,024
Cyfrowy Polsat SA	48,660	182,187
Dino Polska SA * (b)	9,647	629,682
ING Bank Slaski SA	6,545	228,046
KGHM Polska Miedz SA	27,279	545,376
LPP SA	211	365,610
PGE Polska Grupa Energetyczna SA *	170,692	194,546
Polski Koncern Naftowy ORLEN SA	76,475	878,203
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	103

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Poland — continued
Polskie Gornictwo Naftowe i Gazownictwo SA *	324,892	345,109
Powszechna Kasa Oszczednosci Bank Polski SA	172,656	940,867
Powszechny Zaklad Ubezpieczen SA	114,310	640,401
Santander Bank Polska SA	6,772	359,579
		6,298,128
Portugal — 0.2%
EDP - Energias de Portugal SA	587,523	2,567,074
Galp Energia SGPS SA	91,187	925,831
Jeronimo Martins SGPS SA	55,492	1,148,298
		4,641,203
Russia — 0.0% ^
Evraz plc ‡	96,418	4,527
Singapore — 1.5%
CapitaLand Ascendas REIT, REIT	672,800	1,244,809
CapitaLand Integrated Commercial Trust, REIT	1,007,737	1,337,423
Capitaland Investment Ltd.	491,200	1,044,609
City Developments Ltd.	101,300	546,171
DBS Group Holdings Ltd.	365,200	8,829,191
Frasers Property Ltd.	101,800	64,362
Genting Singapore Ltd.	1,136,400	646,240
Great Eastern Holdings Ltd.	11,400	144,139
Jardine Cycle & Carriage Ltd.	20,200	424,274
Keppel Corp. Ltd.	278,600	1,371,274
Mapletree Pan Asia Commercial Trust, REIT	460,700	517,002
Olam Group Ltd.	215,300	203,836
Oversea-Chinese Banking Corp. Ltd.	810,900	6,960,839
SATS Ltd. *	132,000	254,796
Singapore Airlines Ltd. *	261,850	971,282
Singapore Exchange Ltd.	164,200	976,437
Singapore Technologies Engineering Ltd.	311,600	726,445
Singapore Telecommunications Ltd.	1,421,300	2,502,548
STMicroelectronics NV	131,302	4,082,698
United Overseas Bank Ltd.	308,200	6,046,513
UOL Group Ltd.	92,900	405,768
Venture Corp. Ltd.	54,400	612,182
		39,912,838
South Africa — 0.3%
Anglo American plc	267,793	8,021,530
South Korea — 0.0% ^
Delivery Hero SE * (b)	36,701	1,207,790
INVESTMENTS	SHARES	VALUE($)

Spain — 2.4%
Acciona SA	4,944	890,225
ACS Actividades de Construccion y Servicios SA	46,017	1,180,855
Aena SME SA * (b)	14,736	1,731,945
Amadeus IT Group SA *	90,196	4,704,200
Banco Bilbao Vizcaya Argentaria SA	1,334,948	6,886,722
Banco Santander SA (a)	3,362,328	8,720,123
CaixaBank SA (a)	871,442	2,889,741
Cellnex Telecom SA (b)	114,244	3,739,236
Corp. ACCIONA Energias Renovables SA	11,259	442,714
EDP Renovaveis SA	42,312	890,350
Enagas SA	49,823	808,822
Endesa SA	63,656	1,063,567
Ferrovial SA	99,876	2,440,807
Grifols SA *	58,922	501,284
Grifols SA (Preference), Class B *	52,496	328,307
Iberdrola SA	1,172,841	11,926,948
Industria de Diseno Textil SA (a)	224,624	5,098,562
Mapfre SA	195,484	335,293
Naturgy Energy Group SA	36,887	946,614
Red Electrica Corp. SA	86,749	1,403,227
Repsol SA	305,790	4,160,114
Siemens Gamesa Renewable Energy SA *	45,052	798,712
Telefonica SA	1,129,107	3,892,255
		65,780,623
Sweden — 3.3%
Alfa Laval AB	58,828	1,448,070
Assa Abloy AB, Class B	198,550	4,009,138
Atlas Copco AB, Class A	510,875	5,452,699
Atlas Copco AB, Class B	312,492	3,022,161
Axfood AB	21,753	538,574
Beijer Ref AB	49,612	769,106
Boliden AB	54,790	1,593,343
Castellum AB	57,455	656,946
Electrolux AB, Class B (a)	45,129	556,765
Embracer Group AB * (a)	163,894	788,454
Epiroc AB, Class A	125,472	1,920,783
Epiroc AB, Class B	78,079	1,048,381
EQT AB	55,770	1,097,551
Essity AB, Class A	5,668	119,097
Essity AB, Class B	120,640	2,548,925
Evolution AB (b)	38,324	3,574,967
Fabege AB	53,642	389,441
Fastighets AB Balder, Class B *	126,325	474,179
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Sweden — continued
Getinge AB, Class B	43,845	889,746
H & M Hennes & Mauritz AB, Class B (a)	143,294	1,443,280
Hexagon AB, Class B	426,052	4,211,906
Holmen AB, Class B	18,563	673,659
Husqvarna AB, Class A	4,925	29,383
Husqvarna AB, Class B	83,348	494,850
Industrivarden AB, Class A (a)	36,590	828,686
Industrivarden AB, Class C	34,087	765,438
Indutrade AB	53,284	932,894
Intrum AB (a)	14,910	187,601
Investment AB Latour, Class B	27,297	461,108
Investor AB, Class A	112,327	1,910,094
Investor AB, Class B	364,762	5,953,141
Kinnevik AB, Class A *	1,693	21,213
Kinnevik AB, Class B *	48,582	600,155
L E Lundbergforetagen AB, Class B	12,822	506,054
Lifco AB, Class B	42,270	610,795
Nibe Industrier AB, Class B	306,977	2,448,686
Nordnet AB publ	32,631	404,227
Orron Energy ab	38,396	79,651
Saab AB, Class B	16,348	577,641
Sagax AB, Class B	37,584	692,574
Sagax AB, Class D	20,226	48,707
Samhallsbyggnadsbolaget i Norden AB (a)	214,216	294,308
Samhallsbyggnadsbolaget i Norden AB, Class D (a)	29,746	48,909
Sandvik AB	218,487	3,414,241
Securitas AB, Class B (a)	100,697	822,776
Skandinaviska Enskilda Banken AB, Class C	2,825	32,238
Skandinaviska Enskilda Banken AB, Class A	340,775	3,592,925
Skanska AB, Class B	80,217	1,247,482
SKF AB, Class A	2,909	44,473
SKF AB, Class B	75,048	1,086,367
SSAB AB, Class A	44,591	214,486
SSAB AB, Class B	126,392	587,271
Storskogen Group AB, Class B (a)	303,457	221,568
Svenska Cellulosa AB SCA, Class A	6,241	75,321
Svenska Cellulosa AB SCA, Class B	120,141	1,417,399
Svenska Handelsbanken AB, Class B (a)	7,053	77,124
Svenska Handelsbanken AB, Class A	307,588	2,857,811
Swedbank AB, Class A	183,575	2,736,745
Swedish Match AB	305,318	3,140,163
Tele2 AB, Class B	109,887	900,636
Telefonaktiebolaget LM Ericsson, Class A	11,002	65,352
Telefonaktiebolaget LM Ericsson, Class B	615,109	3,419,603
INVESTMENTS	SHARES	VALUE($)

Sweden — continued
Telia Co. AB (a)	491,255	1,301,711
Trelleborg AB, Class B	48,610	1,070,347
Vitrolife AB	14,912	241,006
Volvo AB, Class A	38,425	656,362
Volvo AB, Class B	318,024	5,205,079
Volvo Car AB, Class B *	107,574	456,553
		90,008,325
Switzerland — 5.6%
ABB Ltd. (Registered)	342,211	9,503,303
Alcon, Inc.	100,142	6,097,185
Baloise Holding AG (Registered)	9,175	1,253,508
Barry Callebaut AG (Registered)	711	1,345,150
Chocoladefabriken Lindt & Spruengli AG	211	2,024,976
Chocoladefabriken Lindt & Spruengli AG (Registered)	20	1,943,778
Cie Financiere Richemont SA (Registered)	104,508	10,213,939
Credit Suisse Group AG (Registered) (a)	504,692	2,090,668
EMS-Chemie Holding AG (Registered)	1,353	850,754
Geberit AG (Registered)	7,193	3,197,559
Givaudan SA (Registered)	1,588	4,743,264
Holcim AG *	113,443	5,153,982
Julius Baer Group Ltd.	42,800	2,053,496
Kuehne + Nagel International AG (Registered)	11,356	2,417,310
Lonza Group AG (Registered)	14,910	7,675,432
Mediclinic International plc	81,424	463,199
Novartis AG (Registered)	481,234	38,927,387
Partners Group Holding AG	4,548	4,082,211
Schindler Holding AG	8,152	1,329,314
Schindler Holding AG (Registered)	4,166	655,812
SGS SA (Registered)	1,218	2,685,095
Sika AG (Registered)	30,814	6,947,812
Sonova Holding AG (Registered)	10,633	2,513,256
Straumann Holding AG (Registered)	23,305	2,217,968
Swatch Group AG (The)	5,797	1,302,641
Swatch Group AG (The) (Registered)	10,998	459,482
Swiss Life Holding AG (Registered)	6,167	2,986,199
Swisscom AG (Registered)	5,089	2,512,893
Temenos AG (Registered)	13,477	802,674
UBS Group AG (Registered)	705,652	11,187,522
Zurich Insurance Group AG	30,134	12,842,326
		152,480,095
United Arab Emirates — 0.0% ^
NMC Health plc ‡ *	300	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	105

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — 12.1%
3i Group plc	194,854	2,595,140
abrdn plc	437,045	796,375
Admiral Group plc	54,688	1,264,696
Ashtead Group plc	89,956	4,686,085
Associated British Foods plc	71,403	1,106,696
AstraZeneca plc	310,218	36,398,558
Auto Trader Group plc (b)	194,206	1,162,475
AVEVA Group plc	24,798	887,477
Aviva plc	561,128	2,691,522
B&M European Value Retail SA	170,564	630,334
BAE Systems plc	645,608	6,038,740
Barclays plc	3,189,433	5,419,657
Barratt Developments plc	204,928	883,874
Berkeley Group Holdings plc	22,514	895,773
BP plc	4,176,514	23,107,016
British American Tobacco plc	447,556	17,675,541
British Land Co. plc (The), REIT	187,979	788,552
BT Group plc	1,396,963	2,081,799
Bunzl plc	67,617	2,203,336
Burberry Group plc	81,144	1,690,806
Centrica plc	1,183,361	1,039,833
CK Hutchison Holdings Ltd.	540,500	2,690,519
CNH Industrial NV	199,405	2,579,719
Coca-Cola Europacific Partners plc	40,294	1,895,833
Compass Group plc	357,451	7,528,571
ConvaTec Group plc (b)	322,933	808,052
Croda International plc	28,534	2,210,518
Darktrace plc *	67,039	274,404
DCC plc	20,309	1,127,168
Dechra Pharmaceuticals plc	22,775	684,668
Derwent London plc, REIT	22,499	556,835
Diageo plc	466,755	19,208,143
Direct Line Insurance Group plc	262,540	606,582
DS Smith plc	275,755	919,622
easyJet plc *	113,301	451,129
Entain plc	117,902	1,705,639
Experian plc	194,107	6,189,155
Halma plc	76,086	1,845,033
Harbour Energy plc	108,808	472,209
Hargreaves Lansdown plc	70,272	614,150
Hiscox Ltd.	70,912	730,515
Howden Joinery Group plc	116,246	684,759
HSBC Holdings plc	3,997,699	20,516,405
Imperial Brands plc	192,118	4,679,821
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
Informa plc	301,245	1,919,510
InterContinental Hotels Group plc	37,581	2,019,255
Intermediate Capital Group plc	58,938	717,675
International Distributions Services plc	158,458	366,574
Intertek Group plc	32,349	1,355,196
ITV plc	725,320	558,466
J Sainsbury plc	352,036	784,721
JD Sports Fashion plc	495,690	553,900
Johnson Matthey plc	39,875	885,130
Kingfisher plc	404,180	1,015,476
Land Securities Group plc, REIT	150,575	984,593
Legal & General Group plc	1,195,762	3,198,977
Lloyds Banking Group plc	14,222,203	6,830,468
London Stock Exchange Group plc	68,913	5,973,520
M&G plc	521,066	1,047,149
Melrose Industries plc	811,718	1,088,826
National Grid plc	776,048	8,455,142
NatWest Group plc	1,012,820	2,727,833
Next plc	25,874	1,461,355
Ocado Group plc *	145,327	787,861
Pearson plc	151,627	1,675,952
Pepco Group NV * (b)	24,178	169,872
Persimmon plc	63,991	957,553
Phoenix Group Holdings plc	170,276	1,059,794
Reckitt Benckiser Group plc	147,463	9,786,237
RELX plc	396,891	10,660,689
Rentokil Initial plc	502,323	3,134,551
Rightmove plc	175,474	988,128
Rolls-Royce Holdings plc *	1,677,009	1,504,048
Sage Group plc (The)	220,614	1,838,761
Schroders plc	202,235	908,037
Segro plc, REIT	242,068	2,178,613
Severn Trent plc	50,777	1,457,287
Smith & Nephew plc	177,159	2,093,473
Smiths Group plc	75,388	1,350,391
Spirax-Sarco Engineering plc	14,757	1,818,558
SSE plc	209,871	3,750,581
St. James's Place plc	108,921	1,330,095
Standard Chartered plc	496,633	2,967,254
Tate & Lyle plc	80,398	646,013
Taylor Wimpey plc	731,231	786,168
Tesco plc	1,499,398	3,703,340
Travis Perkins plc	42,541	400,949
Unilever plc	526,386	23,926,538
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
United Utilities Group plc	136,660	1,472,676
Vodafone Group plc	5,365,430	6,263,617
Weir Group plc (The)	52,035	906,649
Whitbread plc	40,367	1,188,086
Wise plc, Class A *	94,354	718,675
WPP plc	243,186	2,140,073
		327,538,019
United States — 6.5%
Carnival plc *	31,425	249,682
Computershare Ltd.	114,942	1,860,686
CSL Ltd.	96,437	17,263,714
Ferguson plc	46,477	5,068,722
GSK plc	802,295	13,142,474
James Hardie Industries plc, CHDI	89,167	1,946,782
Nestle SA (Registered)	550,563	59,933,629
QIAGEN NV *	46,206	1,995,322
Roche Holding AG	140,654	46,668,742
Roche Holding AG	5,350	2,171,513
Schneider Electric SE	114,332	14,458,015
Sinch AB * (a) (b)	132,474	311,044
Stellantis NV	433,047	5,842,488
Swiss Re AG	57,844	4,296,929
Tenaris SA	92,266	1,444,070
		176,653,812
Total Common Stocks (Cost $2,967,992,598)		2,684,196,896
Short-Term Investments — 1.1%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)(Cost $12,102,999)	12,102,999	12,102,999
Investment of Cash Collateral from Securities Loaned — 0.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	14,009,724	14,009,724
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	3,852,619	3,852,619
Total Investment of Cash Collateral from Securities Loaned (Cost $17,862,441)		17,862,343
Total Short-Term Investments (Cost $29,965,440)		29,965,342
INVESTMENTS	SHARES	VALUE($)
Total Investments — 100.1% (Cost $2,997,958,038)		2,714,162,238
Liabilities in Excess of Other Assets — (0.1)%		(4,064,720)
NET ASSETS — 100.0%		2,710,097,518

Percentages indicated are based on net assets.

Abbreviations
APAC	Asia Pacific
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $16,847,367.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	107

JPMorgan BetaBuilders International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	9.6%
Banks	9.2
Oil, Gas & Consumable Fuels	5.2
Insurance	5.0
Food Products	3.4
Metals & Mining	3.3
Automobiles	3.2
Chemicals	3.1
Machinery	2.9
Textiles, Apparel & Luxury Goods	2.6
Semiconductors & Semiconductor Equipment	2.5
Capital Markets	2.5
Health Care Equipment & Supplies	2.1
Beverages	2.1
Diversified Telecommunication Services	1.9
Personal Products	1.8
Trading Companies & Distributors	1.8
Electric Utilities	1.8
Electrical Equipment	1.7
Professional Services	1.6
IT Services	1.6
Electronic Equipment, Instruments & Components	1.5
Industrial Conglomerates	1.5
Food & Staples Retailing	1.4
Aerospace & Defense	1.4
Real Estate Management & Development	1.4
Hotels, Restaurants & Leisure	1.3
Software	1.3
Equity Real Estate Investment Trusts (REITs)	1.3
Wireless Telecommunication Services	1.2
Household Durables	1.1
Tobacco	1.1
Building Products	1.0
Biotechnology	1.0
Others (each less than 1.0%)	13.5
Short-Term Investments	1.1
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI EAFE E-Mini Index	300	12/16/2022	USD	26,343,000	(562,111)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	109

JPMorgan BetaBuilders Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.9%
Air Freight & Logistics — 0.5%
NIPPON EXPRESS HOLDINGS, Inc.	162,600	8,170,312
SG Holdings Co. Ltd.	929,900	12,322,198
Yamato Holdings Co. Ltd.	639,100	9,464,615
		29,957,125
Airlines — 0.2%
ANA Holdings, Inc. *	305,400	5,936,585
Japan Airlines Co. Ltd. *	275,700	5,149,561
		11,086,146
Auto Components — 2.2%
Aisin Corp.	349,400	8,969,011
Bridgestone Corp.	1,173,300	42,434,099
Denso Corp.	963,900	47,824,792
Koito Manufacturing Co. Ltd.	491,700	6,980,589
NGK Spark Plug Co. Ltd.	327,500	5,974,927
Stanley Electric Co. Ltd.	287,800	4,892,744
Sumitomo Electric Industries Ltd.	1,517,200	15,855,233
Toyota Boshoku Corp.	193,900	2,467,297
		135,398,692
Automobiles — 8.2%
Honda Motor Co. Ltd.	3,254,700	74,215,218
Isuzu Motors Ltd.	1,188,800	13,979,883
Mazda Motor Corp.	1,146,900	7,722,035
Mitsubishi Motors Corp. *	1,310,500	4,414,731
Nissan Motor Co. Ltd.	4,517,800	14,399,604
Subaru Corp.	1,176,300	18,386,550
Suzuki Motor Corp.	939,000	31,747,419
Toyota Motor Corp.	24,010,600	333,137,751
Yamaha Motor Co. Ltd.	669,400	13,818,137
		511,821,328
Banks — 5.0%
Bank of Kyoto Ltd. (The)	145,000	5,225,196
Chiba Bank Ltd. (The)	1,403,000	7,687,210
Concordia Financial Group Ltd.	2,311,900	7,054,118
Fukuoka Financial Group, Inc.	365,400	6,217,503
Mitsubishi UFJ Financial Group, Inc.	24,116,900	113,924,638
Mizuho Financial Group, Inc.	4,853,200	52,489,639
Resona Holdings, Inc.	4,589,300	17,296,860
Shinsei Bank Ltd.	113,500	1,688,956
Shizuoka Financial Group, Inc.	1,080,200	6,821,273
Sumitomo Mitsui Financial Group, Inc.	2,627,300	73,778,699
Sumitomo Mitsui Trust Holdings, Inc.	717,600	20,644,654
		312,828,746
INVESTMENTS	SHARES	VALUE($)

Beverages — 0.9%
Asahi Group Holdings Ltd.	969,000	27,113,341
Kirin Holdings Co. Ltd.	1,589,500	23,365,551
Suntory Beverage & Food Ltd.	242,000	8,096,523
		58,575,415
Building Products — 1.8%
AGC, Inc.	434,800	13,624,441
Daikin Industries Ltd.	559,900	83,865,843
Lixil Corp.	556,600	8,407,598
TOTO Ltd.	304,400	8,682,298
		114,580,180
Capital Markets — 0.8%
Daiwa Securities Group, Inc.	2,849,400	11,117,426
Japan Exchange Group, Inc.	1,010,600	13,281,091
Nomura Holdings, Inc.	5,747,600	18,599,001
SBI Holdings, Inc.	520,300	9,398,731
		52,396,249
Chemicals — 3.7%
Air Water, Inc.	439,200	4,903,590
Asahi Kasei Corp.	2,664,400	17,083,908
JSR Corp.	410,200	7,794,224
Kansai Paint Co. Ltd.	495,300	6,463,264
Mitsubishi Chemical Group Corp.	2,735,200	12,355,861
Mitsubishi Gas Chemical Co., Inc.	390,600	4,963,440
Mitsui Chemicals, Inc.	367,900	6,809,439
Nippon Paint Holdings Co. Ltd. (a)	2,038,600	12,992,050
Nippon Sanso Holdings Corp.	405,300	6,452,957
Nissan Chemical Corp.	271,700	12,230,687
Nitto Denko Corp.	286,300	15,083,930
Shin-Etsu Chemical Co. Ltd.	796,600	82,790,603
Showa Denko KK	353,600	5,162,052
Sumitomo Chemical Co. Ltd.	3,164,500	10,655,694
Toray Industries, Inc.	3,118,400	15,147,156
Tosoh Corp.	621,100	6,757,249
		227,646,104
Commercial Services & Supplies — 0.7%
Dai Nippon Printing Co. Ltd.	515,400	10,323,837
Secom Co. Ltd.	409,900	23,352,208
TOPPAN, Inc.	668,400	9,968,635
		43,644,680
Construction & Engineering — 0.6%
Kajima Corp.	909,200	8,558,471
Obayashi Corp.	1,378,700	8,849,418
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Construction & Engineering — continued
Shimizu Corp.	1,295,800	6,466,031
Taisei Corp.	383,700	10,452,227
		34,326,147
Consumer Finance — 0.1%
Acom Co. Ltd.	898,200	1,962,257
Marui Group Co. Ltd.	398,600	6,521,249
		8,483,506
Diversified Financial Services — 0.7%
Mitsubishi HC Capital, Inc.	1,513,800	6,495,805
ORIX Corp.	2,284,900	33,559,931
Tokyo Century Corp.	89,200	3,042,379
		43,098,115
Diversified Telecommunication Services — 1.0%
Nippon Telegraph & Telephone Corp.	2,284,700	63,013,643
Electric Utilities — 0.5%
Chubu Electric Power Co., Inc.	1,448,500	11,790,683
Kansai Electric Power Co., Inc. (The)	1,578,800	11,959,827
Kyushu Electric Power Co., Inc.	906,200	4,486,665
Tokyo Electric Power Co. Holdings, Inc. *	1,536,000	5,003,620
		33,240,795
Electrical Equipment — 1.7%
Fuji Electric Co. Ltd.	285,500	11,038,851
Mitsubishi Electric Corp.	4,103,900	36,108,630
Nidec Corp.	1,014,600	55,786,784
		102,934,265
Electronic Equipment, Instruments & Components — 5.3%
Hamamatsu Photonics KK	280,900	12,708,281
Hirose Electric Co. Ltd.	59,900	7,770,314
Ibiden Co. Ltd.	269,500	9,084,137
Keyence Corp.	381,100	143,699,588
Kyocera Corp.	664,100	32,160,009
Murata Manufacturing Co. Ltd.	1,226,800	58,076,032
Omron Corp.	394,000	18,375,509
Shimadzu Corp.	526,200	13,861,624
TDK Corp.	743,100	23,213,226
Yokogawa Electric Corp.	456,900	7,639,879
		326,588,599
Entertainment — 2.3%
Capcom Co. Ltd.	305,600	8,500,255
Koei Tecmo Holdings Co. Ltd.	231,300	3,490,070
Konami Group Corp.	192,300	8,428,766
INVESTMENTS	SHARES	VALUE($)

Entertainment — continued
Nexon Co. Ltd. (a)	896,400	15,000,563
Nintendo Co. Ltd.	2,234,000	90,698,382
Square Enix Holdings Co. Ltd.	170,800	7,621,443
Toho Co. Ltd.	242,200	8,612,264
		142,351,743
Equity Real Estate Investment Trusts (REITs) — 1.6%
Advance Residence Investment Corp.	2,650	6,169,635
Daiwa House REIT Investment Corp.	4,076	8,226,578
GLP J-REIT	8,578	8,896,092
Japan Metropolitan Fund Invest	13,359	9,841,968
Japan Prime Realty Investment Corp.	1,909	5,184,547
Japan Real Estate Investment Corp.	2,650	11,104,267
Nippon Building Fund, Inc.	3,249	14,442,601
Nippon Prologis REIT, Inc.	5,104	10,709,691
Nomura Real Estate Master Fund, Inc.	9,011	10,280,037
Orix JREIT, Inc.	5,275	7,077,027
United Urban Investment Corp.	5,959	6,304,790
		98,237,233
Food & Staples Retailing — 1.9%
Aeon Co. Ltd.	1,666,300	31,077,488
Cosmos Pharmaceutical Corp.	41,600	4,023,333
Kobe Bussan Co. Ltd. (a)	272,200	5,904,185
Lawson, Inc.	95,700	3,057,330
MatsukiyoCocokara & Co.	273,500	9,957,766
Seven & i Holdings Co. Ltd.	1,524,500	56,907,107
Welcia Holdings Co. Ltd.	196,500	4,107,124
		115,034,333
Food Products — 1.7%
Ajinomoto Co., Inc.	1,026,500	28,232,059
Kikkoman Corp.	370,600	20,082,847
MEIJI Holdings Co. Ltd.	269,700	11,097,917
NH Foods Ltd.	197,000	4,694,805
Nisshin Seifun Group, Inc.	500,500	5,408,214
Nissin Foods Holdings Co. Ltd.	157,300	10,181,858
Toyo Suisan Kaisha Ltd.	195,200	7,323,357
Yakult Honsha Co. Ltd.	304,000	16,841,279
		103,862,336
Gas Utilities — 0.4%
Osaka Gas Co. Ltd.	796,600	11,795,812
Tokyo Gas Co. Ltd.	783,500	14,002,317
		25,798,129
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	111

JPMorgan BetaBuilders Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Equipment & Supplies — 3.0%
Asahi Intecc Co. Ltd. (a)	451,600	7,693,074
Hoya Corp.	698,800	64,961,419
Olympus Corp.	2,457,700	51,819,349
Sysmex Corp.	324,300	17,455,084
Terumo Corp.	1,451,300	44,045,510
		185,974,436
Health Care Providers & Services — 0.2%
Alfresa Holdings Corp.	387,500	4,461,240
Medipal Holdings Corp.	401,700	4,980,297
		9,441,537
Health Care Technology — 0.4%
M3, Inc.	817,500	24,361,646
Hotels, Restaurants & Leisure — 1.1%
McDonald's Holdings Co. Japan Ltd.	165,000	5,728,348
Oriental Land Co. Ltd.	444,900	59,584,428
		65,312,776
Household Durables — 4.1%
Haseko Corp.	431,300	4,441,624
Iida Group Holdings Co. Ltd.	335,900	4,664,095
Nikon Corp.	665,300	6,434,205
Open House Group Co. Ltd.	142,500	5,068,642
Panasonic Holdings Corp.	4,456,100	31,739,085
Rinnai Corp.	76,500	5,206,996
Sekisui Chemical Co. Ltd.	832,600	10,397,538
Sekisui House Ltd.	1,308,900	21,731,405
Sharp Corp.	435,200	2,610,367
Sony Group Corp.	2,410,100	162,524,276
		254,818,233
Household Products — 0.5%
Lion Corp.	558,800	5,647,622
Unicharm Corp.	842,300	25,598,703
		31,246,325
Industrial Conglomerates — 1.8%
Hitachi Ltd.	1,851,300	84,000,567
Toshiba Corp.	827,800	28,725,934
		112,726,501
Insurance — 3.2%
Dai-ichi Life Holdings, Inc.	1,970,900	31,303,315
Japan Post Holdings Co. Ltd.	4,614,200	31,028,549
Japan Post Insurance Co. Ltd.	381,900	5,653,326
MS&AD Insurance Group Holdings, Inc.	874,000	23,144,572
INVESTMENTS	SHARES	VALUE($)

Insurance — continued
Sompo Holdings, Inc.	664,600	27,708,702
T&D Holdings, Inc.	1,125,700	11,133,410
Tokio Marine Holdings, Inc.	3,898,700	70,586,633
		200,558,507
Interactive Media & Services — 0.3%
Kakaku.com, Inc.	243,100	4,111,549
Z Holdings Corp.	5,081,400	13,113,873
		17,225,422
Internet & Direct Marketing Retail — 0.2%
Rakuten Group, Inc.	1,748,100	7,804,161
ZOZO, Inc.	214,500	4,551,305
		12,355,466
IT Services — 2.4%
Fujitsu Ltd.	348,400	40,086,393
GMO Payment Gateway, Inc.	84,800	6,097,615
Itochu Techno-Solutions Corp.	178,600	4,140,617
NEC Corp.	521,500	17,262,129
Nomura Research Institute Ltd.	852,700	18,870,427
NTT Data Corp.	1,233,400	17,864,391
Obic Co. Ltd.	125,900	18,892,921
Otsuka Corp.	225,100	7,088,885
SCSK Corp.	292,900	4,321,292
TIS, Inc.	436,900	11,779,582
		146,404,252
Leisure Products — 1.1%
Bandai Namco Holdings, Inc.	424,500	28,060,690
Sega Sammy Holdings, Inc.	308,800	3,949,957
Shimano, Inc.	160,200	24,789,874
Yamaha Corp.	329,100	12,424,936
		69,225,457
Machinery — 4.8%
Daifuku Co. Ltd.	241,800	11,068,384
FANUC Corp.	366,700	47,983,293
Hino Motors Ltd.	548,800	2,280,691
Hitachi Construction Machinery Co. Ltd.	197,500	3,863,896
Hoshizaki Corp.	227,000	6,503,549
Kawasaki Heavy Industries Ltd.	320,700	5,454,275
Komatsu Ltd.	1,860,000	36,437,762
Kubota Corp.	2,179,200	30,398,950
Kurita Water Industries Ltd.	204,500	7,485,723
Makita Corp.	535,100	9,778,154
MINEBEA MITSUMI, Inc.	775,200	11,456,248
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Machinery — continued
MISUMI Group, Inc.	543,600	11,578,385
Mitsubishi Heavy Industries Ltd.	645,000	22,216,434
NGK Insulators Ltd.	515,600	6,015,023
NSK Ltd.	938,000	4,957,547
SMC Corp.	117,500	47,164,767
Toyota Industries Corp.	392,200	20,204,264
Yaskawa Electric Corp.	509,800	14,116,001
		298,963,346
Marine — 0.5%
Mitsui OSK Lines Ltd. (a)	691,600	13,690,359
Nippon Yusen KK	974,900	17,659,799
		31,350,158
Media — 0.4%
CyberAgent, Inc.	792,800	6,512,998
Dentsu Group, Inc.	457,400	14,226,680
Hakuhodo DY Holdings, Inc.	580,900	4,894,516
		25,634,194
Metals & Mining — 0.9%
Hitachi Metals Ltd. *	385,200	5,625,544
JFE Holdings, Inc.	1,104,000	10,113,881
Nippon Steel Corp.	1,816,100	24,914,212
Sumitomo Metal Mining Co. Ltd.	522,500	14,646,120
		55,299,757
Multiline Retail — 0.3%
Pan Pacific International Holdings Corp.	1,018,700	16,717,604
Oil, Gas & Consumable Fuels — 0.8%
ENEOS Holdings, Inc.	6,174,100	20,366,234
Idemitsu Kosan Co. Ltd.	432,852	9,470,906
Inpex Corp.	2,014,200	20,328,107
		50,165,247
Paper & Forest Products — 0.1%
Oji Holdings Corp.	1,938,800	6,721,287
Personal Products — 1.2%
Kao Corp.	907,700	33,904,360
Kobayashi Pharmaceutical Co. Ltd. (a)	111,000	5,890,413
Kose Corp.	68,400	6,827,721
Shiseido Co. Ltd. (a)	764,300	26,396,792
		73,019,286
Pharmaceuticals — 6.8%
Astellas Pharma, Inc.	3,508,800	48,415,074
Chugai Pharmaceutical Co. Ltd.	1,219,200	28,251,136
INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals — continued
Daiichi Sankyo Co. Ltd.	3,721,400	119,124,867
Eisai Co. Ltd.	567,100	34,197,940
Kyowa Kirin Co. Ltd.	484,700	11,415,510
Nippon Shinyaku Co. Ltd.	117,100	6,483,389
Ono Pharmaceutical Co. Ltd.	909,700	21,408,479
Otsuka Holdings Co. Ltd.	1,066,000	34,170,112
Santen Pharmaceutical Co. Ltd.	765,700	5,239,685
Shionogi & Co. Ltd.	541,700	25,155,059
Sumitomo Pharma Co. Ltd.	364,500	2,539,075
Taisho Pharmaceutical Holdings Co. Ltd.	108,700	3,920,597
Takeda Pharmaceutical Co. Ltd.	3,024,500	79,874,024
		420,194,947
Professional Services — 1.8%
Nihon M&A Center Holdings, Inc.	572,700	6,462,235
Persol Holdings Co. Ltd.	362,000	7,248,089
Recruit Holdings Co. Ltd.	3,241,100	99,732,436
		113,442,760
Real Estate Management & Development — 2.3%
Daito Trust Construction Co. Ltd.	131,900	13,061,239
Daiwa House Industry Co. Ltd.	1,273,300	25,653,603
Hulic Co. Ltd.	1,144,600	8,314,769
Mitsubishi Estate Co. Ltd.	2,526,600	31,772,750
Mitsui Fudosan Co. Ltd.	1,822,800	34,903,655
Nomura Real Estate Holdings, Inc.	220,100	4,975,098
Sumitomo Realty & Development Co. Ltd.	909,800	20,865,270
Tokyu Fudosan Holdings Corp.	1,155,300	5,861,501
		145,407,885
Road & Rail — 3.1%
Central Japan Railway Co.	393,500	45,558,073
East Japan Railway Co.	722,600	38,504,020
Hankyu Hanshin Holdings, Inc.	461,600	13,709,871
Keio Corp.	233,300	8,179,625
Keisei Electric Railway Co. Ltd.	329,200	8,737,660
Kintetsu Group Holdings Co. Ltd. (a)	364,500	12,318,244
Kyushu Railway Co.	300,600	6,286,660
Nagoya Railroad Co. Ltd.	375,900	5,758,423
Odakyu Electric Railway Co. Ltd. (a)	669,100	7,954,227
Seibu Holdings, Inc.	519,300	4,648,374
Tobu Railway Co. Ltd.	400,800	9,271,502
Tokyu Corp.	1,194,300	13,770,888
West Japan Railway Co.	466,200	18,483,230
		193,180,797
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	113

JPMorgan BetaBuilders Japan ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 2.8%
Advantest Corp.	362,400	19,077,314
Disco Corp.	56,700	13,561,544
Lasertec Corp.	147,800	20,767,516
Renesas Electronics Corp. *	2,687,400	22,482,123
Rohm Co. Ltd.	167,200	11,748,244
SUMCO Corp.	669,300	8,483,263
Tokyo Electron Ltd.	300,500	79,060,534
		175,180,538
Software — 0.3%
Oracle Corp.	63,800	3,398,724
Trend Micro, Inc.	269,400	13,584,100
		16,982,824
Specialty Retail — 1.5%
ABC-Mart, Inc.	60,100	2,678,818
Fast Retailing Co. Ltd.	119,900	66,801,231
Hikari Tsushin, Inc.	39,100	4,723,064
Nitori Holdings Co. Ltd.	166,100	15,051,497
USS Co. Ltd.	412,200	6,219,579
		95,474,189
Technology Hardware, Storage & Peripherals — 1.7%
Brother Industries Ltd.	501,400	8,541,809
Canon, Inc.	1,988,600	42,153,322
FUJIFILM Holdings Corp.	767,000	35,090,168
Ricoh Co. Ltd.	1,218,100	8,925,984
Seiko Epson Corp.	610,900	8,293,680
		103,004,963
Textiles, Apparel & Luxury Goods — 0.1%
Asics Corp.	363,000	5,562,518
Tobacco — 0.6%
Japan Tobacco, Inc.	2,102,300	35,208,136
Trading Companies & Distributors — 4.9%
ITOCHU Corp.	2,817,300	72,811,861
Marubeni Corp.	3,282,800	28,737,363
Mitsubishi Corp.	2,839,600	76,921,595
Mitsui & Co. Ltd.	3,138,900	69,461,309
MonotaRO Co. Ltd. (a)	469,300	7,123,910
INVESTMENTS	SHARES	VALUE($)

Trading Companies & Distributors — continued
Sojitz Corp.	396,800	5,849,614
Sumitomo Corp.	2,391,700	30,407,518
Toyota Tsusho Corp.	453,300	15,215,418
		306,528,588
Transportation Infrastructure — 0.1%
Japan Airport Terminal Co. Ltd. *	177,800	7,610,006
Wireless Telecommunication Services — 3.8%
KDDI Corp.	2,994,600	88,511,311
SoftBank Corp.	5,306,700	52,347,350
SoftBank Group Corp.	2,271,900	97,524,083
		238,382,744
Total Common Stocks (Cost $7,775,017,695)		6,138,585,841
Short-Term Investments — 0.3%
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (b) (c)	10,118,832	10,118,832
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)	9,777,050	9,777,050
Total Investment of Cash Collateral from Securities Loaned (Cost $19,895,882)		19,895,882
Total Investments — 99.2% (Cost $7,794,913,577)		6,158,481,723
Other Assets Less Liabilities — 0.8%		52,755,840
NET ASSETS — 100.0%		6,211,237,563

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $18,722,079.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
TOPIX Index	576	12/08/2022	JPY	74,684,959	2,052,806

Abbreviations
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	115

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.2%
Aerospace & Defense — 1.7%
Boeing Co. (The) *	20,780	2,961,358
General Dynamics Corp.	8,384	2,094,323
HEICO Corp.	1,481	240,870
HEICO Corp., Class A	2,579	328,307
Howmet Aerospace, Inc.	13,761	489,204
Huntington Ingalls Industries, Inc.	1,487	382,263
L3Harris Technologies, Inc.	7,118	1,754,373
Lockheed Martin Corp.	8,794	4,279,864
Northrop Grumman Corp.	5,426	2,978,928
Raytheon Technologies Corp.	54,993	5,214,436
Textron, Inc.	7,869	538,554
TransDigm Group, Inc.	1,913	1,101,429
		22,363,909
Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	4,600	449,512
Expeditors International of Washington, Inc.	6,107	597,570
FedEx Corp.	8,900	1,426,492
United Parcel Service, Inc., Class B	27,262	4,573,746
		7,047,320
Airlines — 0.2%
Delta Air Lines, Inc. *	23,890	810,588
Southwest Airlines Co. *	22,103	803,444
United Airlines Holdings, Inc. *	12,170	524,283
		2,138,315
Auto Components — 0.1%
Aptiv plc *	10,081	918,077
BorgWarner, Inc.	8,824	331,165
Lear Corp.	2,212	306,826
		1,556,068
Automobiles — 2.2%
Ford Motor Co.	147,135	1,967,195
General Motors Co.	54,329	2,132,413
Lucid Group, Inc. * (a)	21,804	311,579
Rivian Automotive, Inc., Class A * (a)	20,299	709,856
Tesla, Inc. *	99,234	22,579,705
		27,700,748
Banks — 3.7%
Bank of America Corp.	260,438	9,386,186
Citigroup, Inc.	72,148	3,308,707
Citizens Financial Group, Inc.	18,460	755,014
Comerica, Inc.	4,867	343,123
East West Bancorp, Inc.	5,242	375,170
INVESTMENTS	SHARES	VALUE($)

Banks — continued
Fifth Third Bancorp	25,550	911,879
First Republic Bank	6,793	815,839
Huntington Bancshares, Inc.	53,727	815,576
JPMorgan Chase & Co. (b)	109,253	13,752,768
KeyCorp	34,733	620,679
M&T Bank Corp.	6,549	1,102,655
PNC Financial Services Group, Inc. (The)	15,264	2,470,173
Regions Financial Corp.	34,821	764,321
Signature Bank	2,334	370,009
SVB Financial Group *	2,202	508,574
Truist Financial Corp.	49,406	2,212,895
US Bancorp	50,373	2,138,334
Wells Fargo & Co.	141,306	6,498,663
Zions Bancorp NA	5,599	290,812
		47,441,377
Beverages — 1.8%
Brown-Forman Corp., Class A	2,090	143,729
Brown-Forman Corp., Class B	6,797	462,196
Coca-Cola Co. (The)	144,998	8,678,130
Constellation Brands, Inc., Class A	5,932	1,465,679
Keurig Dr Pepper, Inc.	31,652	1,229,364
Molson Coors Beverage Co., Class B	7,010	353,514
Monster Beverage Corp. *	14,331	1,343,101
PepsiCo, Inc.	51,422	9,337,207
		23,012,920
Biotechnology — 2.5%
AbbVie, Inc.	65,869	9,643,222
Alnylam Pharmaceuticals, Inc. *	4,467	925,830
Amgen, Inc.	19,924	5,386,453
Biogen, Inc. *	5,415	1,534,828
BioMarin Pharmaceutical, Inc. *	6,916	599,133
Exact Sciences Corp. *	6,595	229,374
Gilead Sciences, Inc.	46,696	3,663,768
Horizon Therapeutics plc *	8,574	534,332
Incyte Corp. *	6,886	511,905
Moderna, Inc. *	12,532	1,883,936
Neurocrine Biosciences, Inc. *	3,572	411,209
Regeneron Pharmaceuticals, Inc. *	3,997	2,992,754
Seagen, Inc. *	5,090	647,244
Vertex Pharmaceuticals, Inc. *	9,555	2,981,160
		31,945,148
Building Products — 0.4%
Allegion plc	3,275	343,122
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Building Products — continued
Carrier Global Corp.	31,347	1,246,357
Fortune Brands Home & Security, Inc.	4,815	290,441
Johnson Controls International plc	25,668	1,484,637
Lennox International, Inc.	1,194	278,882
Masco Corp.	8,406	388,946
Owens Corning	3,592	307,511
Trane Technologies plc	8,620	1,376,010
		5,715,906
Capital Markets — 3.2%
Ameriprise Financial, Inc.	4,031	1,246,063
Bank of New York Mellon Corp. (The)	27,383	1,153,098
BlackRock, Inc.	5,609	3,622,909
Blackstone, Inc.	26,139	2,382,309
Carlyle Group, Inc. (The)	8,078	228,446
Charles Schwab Corp. (The)	56,896	4,532,904
CME Group, Inc.	13,379	2,318,581
Coinbase Global, Inc., Class A *	5,865	388,556
FactSet Research Systems, Inc.	1,419	603,770
Franklin Resources, Inc.	10,589	248,312
Goldman Sachs Group, Inc. (The)	12,729	4,385,268
Intercontinental Exchange, Inc.	20,790	1,986,900
Invesco Ltd.	16,945	259,597
Jefferies Financial Group, Inc.	6,933	238,565
KKR & Co., Inc.	21,453	1,043,259
MarketAxess Holdings, Inc.	1,408	343,608
Moody's Corp.	5,880	1,557,436
Morgan Stanley	49,900	4,100,283
MSCI, Inc.	2,995	1,404,236
Nasdaq, Inc.	12,618	785,344
Northern Trust Corp.	7,761	654,640
Raymond James Financial, Inc.	7,246	856,043
S&P Global, Inc.	12,679	4,073,129
SEI Investments Co.	3,824	207,643
State Street Corp.	13,689	1,012,986
T. Rowe Price Group, Inc.	8,412	893,018
		40,526,903
Chemicals — 1.7%
Air Products and Chemicals, Inc.	8,250	2,065,800
Albemarle Corp.	4,367	1,222,192
Celanese Corp.	3,711	356,701
CF Industries Holdings, Inc.	7,418	788,237
Corteva, Inc.	26,778	1,749,674
Dow, Inc.	26,763	1,250,903
INVESTMENTS	SHARES	VALUE($)

Chemicals — continued
DuPont de Nemours, Inc.	18,669	1,067,867
Eastman Chemical Co.	4,563	350,484
Ecolab, Inc.	9,234	1,450,384
FMC Corp.	4,699	558,711
International Flavors & Fragrances, Inc.	9,503	927,588
Linde plc (United Kingdom)	18,553	5,516,735
LyondellBasell Industries NV, Class A	9,486	725,205
Mosaic Co. (The)	12,864	691,440
PPG Industries, Inc.	8,760	1,000,217
Sherwin-Williams Co. (The)	8,790	1,978,014
Westlake Corp.	1,273	123,035
		21,823,187
Commercial Services & Supplies — 0.5%
Cintas Corp.	3,212	1,373,290
Copart, Inc. *	7,978	917,629
Republic Services, Inc.	7,656	1,015,339
Rollins, Inc.	8,610	362,309
Waste Management, Inc.	14,010	2,218,764
		5,887,331
Communications Equipment — 0.8%
Arista Networks, Inc. *	9,183	1,109,858
Cisco Systems, Inc.	154,261	7,008,077
F5, Inc. *	2,218	316,974
Juniper Networks, Inc.	12,028	368,057
Motorola Solutions, Inc.	6,220	1,553,196
		10,356,162
Construction & Engineering — 0.1%
Quanta Services, Inc.	5,315	754,943
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	2,315	777,794
Vulcan Materials Co.	4,938	808,350
		1,586,144
Consumer Finance — 0.5%
Ally Financial, Inc.	11,487	316,582
American Express Co.	22,353	3,318,303
Capital One Financial Corp.	14,303	1,516,404
Discover Financial Services	10,186	1,064,029
Synchrony Financial	17,954	638,444
		6,853,762
Containers & Packaging — 0.3%
Amcor plc	55,980	648,248
Avery Dennison Corp.	3,021	512,211
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	117

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Containers & Packaging — continued
Ball Corp.	11,714	578,554
Crown Holdings, Inc.	4,506	309,067
International Paper Co.	13,496	453,601
Packaging Corp. of America	3,478	418,090
Sealed Air Corp.	5,419	258,053
Westrock Co.	9,481	322,923
		3,500,747
Distributors — 0.1%
Genuine Parts Co.	5,260	935,544
LKQ Corp.	9,700	539,708
Pool Corp.	1,475	448,739
		1,923,991
Diversified Financial Services — 1.7%
Apollo Global Management, Inc.	16,168	895,061
Berkshire Hathaway, Inc., Class B *	67,245	19,843,327
Equitable Holdings, Inc.	13,004	398,182
Voya Financial, Inc.	3,650	249,514
		21,386,084
Diversified Telecommunication Services — 0.9%
AT&T, Inc.	265,460	4,839,336
Lumen Technologies, Inc.	35,473	261,081
Verizon Communications, Inc.	156,451	5,846,574
		10,946,991
Electric Utilities — 1.8%
Alliant Energy Corp.	9,337	487,111
American Electric Power Co., Inc.	19,138	1,682,613
Avangrid, Inc.	2,591	105,402
Constellation Energy Corp.	12,174	1,150,930
Duke Energy Corp.	28,686	2,672,962
Edison International	14,221	853,829
Entergy Corp.	7,590	813,193
Evergy, Inc.	8,544	522,295
Eversource Energy	12,904	984,317
Exelon Corp.	36,936	1,425,360
FirstEnergy Corp.	20,224	762,647
NextEra Energy, Inc.	73,198	5,672,845
NRG Energy, Inc.	8,766	389,210
PG&E Corp. *	59,979	895,486
Pinnacle West Capital Corp.	4,199	282,215
PPL Corp.	27,411	726,117
INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued
Southern Co. (The)	39,612	2,593,794
Xcel Energy, Inc.	20,367	1,326,095
		23,346,421
Electrical Equipment — 0.6%
AMETEK, Inc.	8,546	1,108,075
Eaton Corp. plc	14,829	2,225,388
Emerson Electric Co.	22,032	1,907,971
Generac Holdings, Inc. *	2,365	274,127
Hubbell, Inc.	1,988	472,110
Plug Power, Inc. * (a)	19,410	310,172
Rockwell Automation, Inc.	4,309	1,100,088
Sensata Technologies Holding plc	5,792	232,896
		7,630,827
Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	22,154	1,679,938
CDW Corp.	5,047	872,172
Cognex Corp.	6,441	297,767
Corning, Inc.	28,342	911,762
Flex Ltd. *	16,986	332,586
Keysight Technologies, Inc. *	6,698	1,166,457
TE Connectivity Ltd. (Switzerland)	11,905	1,455,148
Teledyne Technologies, Inc. *	1,753	697,659
Trimble, Inc. *	9,224	554,916
Zebra Technologies Corp., Class A *	1,923	544,632
		8,513,037
Energy Equipment & Services — 0.4%
Baker Hughes Co.	37,680	1,042,229
Halliburton Co.	33,792	1,230,705
Schlumberger NV	52,686	2,741,252
		5,014,186
Entertainment — 1.4%
Activision Blizzard, Inc.	26,519	1,930,583
AMC Entertainment Holdings, Inc., Class A * (a)	19,245	128,172
Electronic Arts, Inc.	9,848	1,240,454
Live Nation Entertainment, Inc. *	5,282	420,500
Netflix, Inc. *	16,566	4,835,284
Playtika Holding Corp. *	3,831	36,203
Roku, Inc. *	4,492	249,486
Take-Two Interactive Software, Inc. *	5,841	692,042
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Entertainment — continued
Walt Disney Co. (The) *	67,897	7,233,746
Warner Bros Discovery, Inc. *	82,308	1,070,004
		17,836,474
Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	5,531	803,654
American Tower Corp.	17,341	3,592,882
AvalonBay Communities, Inc.	5,205	911,500
Boston Properties, Inc.	5,301	385,383
Camden Property Trust	3,975	459,311
Crown Castle, Inc.	16,137	2,150,417
Digital Realty Trust, Inc.	10,704	1,073,076
Equinix, Inc.	3,387	1,918,532
Equity LifeStyle Properties, Inc.	6,524	417,275
Equity Residential	12,603	794,241
Essex Property Trust, Inc.	2,438	541,821
Extra Space Storage, Inc.	5,001	887,377
Federal Realty Investment Trust	2,702	267,444
Healthpeak Properties, Inc.	20,112	477,258
Host Hotels & Resorts, Inc.	26,622	502,623
Invitation Homes, Inc.	21,610	684,821
Iron Mountain, Inc.	10,817	541,607
Kimco Realty Corp.	23,052	492,852
Mid-America Apartment Communities, Inc.	4,309	678,452
Prologis, Inc.	34,393	3,809,025
Public Storage	5,886	1,823,188
Realty Income Corp.	22,993	1,431,774
Regency Centers Corp.	5,749	347,872
SBA Communications Corp.	4,021	1,085,268
Simon Property Group, Inc.	12,191	1,328,575
Sun Communities, Inc.	4,581	617,748
UDR, Inc.	11,381	452,509
Ventas, Inc.	14,878	582,176
VICI Properties, Inc.	35,865	1,148,397
Vornado Realty Trust	5,993	141,375
Welltower, Inc.	17,265	1,053,856
Weyerhaeuser Co.	27,581	853,080
WP Carey, Inc.	7,732	589,952
		32,845,321
Food & Staples Retailing — 1.5%
Albertsons Cos., Inc., Class A	5,940	121,829
Costco Wholesale Corp.	16,506	8,277,759
Kroger Co. (The)	24,260	1,147,255
Sysco Corp.	18,992	1,643,948
INVESTMENTS	SHARES	VALUE($)

Food & Staples Retailing — continued
Walgreens Boots Alliance, Inc.	26,734	975,791
Walmart, Inc.	53,093	7,556,727
		19,723,309
Food Products — 1.2%
Archer-Daniels-Midland Co.	20,890	2,025,912
Bunge Ltd.	5,648	557,458
Campbell Soup Co.	7,492	396,402
Conagra Brands, Inc.	17,896	656,783
General Mills, Inc.	22,184	1,809,771
Hershey Co. (The)	5,475	1,307,266
Hormel Foods Corp.	10,773	500,406
J M Smucker Co. (The)	3,976	599,024
Kellogg Co.	9,508	730,405
Kraft Heinz Co. (The)	29,684	1,141,943
Lamb Weston Holdings, Inc.	5,370	463,001
McCormick & Co., Inc. (Non-Voting)	9,321	733,003
Mondelez International, Inc., Class A	51,066	3,139,538
Tyson Foods, Inc., Class A	10,780	736,813
		14,797,725
Gas Utilities — 0.1%
Atmos Energy Corp.	5,207	554,806
UGI Corp.	7,795	275,397
		830,203
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	65,232	6,454,054
ABIOMED, Inc. *	1,705	429,796
Align Technology, Inc. *	2,696	523,833
Baxter International, Inc.	18,762	1,019,715
Becton Dickinson and Co.	10,628	2,507,889
Boston Scientific Corp. *	53,335	2,299,272
Cooper Cos., Inc. (The)	1,838	502,491
DENTSPLY SIRONA, Inc.	8,032	247,546
Dexcom, Inc. *	14,632	1,767,253
Edwards Lifesciences Corp. *	23,102	1,673,278
Hologic, Inc. *	9,293	630,065
IDEXX Laboratories, Inc. *	3,090	1,111,411
Insulet Corp. *	2,585	669,024
Intuitive Surgical, Inc. *	13,300	3,278,051
Medtronic plc	49,485	4,322,020
Novocure Ltd. *	3,352	236,852
ResMed, Inc.	5,460	1,221,347
STERIS plc	3,722	642,343
Stryker Corp.	12,541	2,874,899
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	119

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Equipment & Supplies — continued
Teleflex, Inc.	1,754	376,338
Zimmer Biomet Holdings, Inc.	7,810	885,264
		33,672,741
Health Care Providers & Services — 3.6%
agilon health, Inc. *	7,349	145,878
AmerisourceBergen Corp.	5,798	911,562
Cardinal Health, Inc.	10,161	771,220
Centene Corp. *	21,297	1,813,014
Cigna Corp.	11,370	3,673,192
CVS Health Corp.	48,911	4,631,872
DaVita, Inc. *	2,085	152,226
Elevance Health, Inc.	8,933	4,884,296
HCA Healthcare, Inc.	8,025	1,745,197
Henry Schein, Inc. *	5,077	347,571
Humana, Inc.	4,720	2,634,138
Laboratory Corp. of America Holdings	3,364	746,337
McKesson Corp.	5,370	2,090,917
Molina Healthcare, Inc. *	2,168	778,008
Quest Diagnostics, Inc.	4,349	624,734
UnitedHealth Group, Inc.	34,855	19,349,753
Universal Health Services, Inc., Class B	2,458	284,808
		45,584,723
Health Care Technology — 0.1%
Veeva Systems, Inc., Class A *	5,214	875,639
Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc., Class A *	14,859	1,588,576
Aramark	9,598	350,327
Booking Holdings, Inc. *	1,479	2,764,961
Caesars Entertainment, Inc. *	7,996	349,665
Carnival Corp. * (a)	36,775	333,181
Chipotle Mexican Grill, Inc. *	1,040	1,558,263
Darden Restaurants, Inc.	4,555	652,003
Domino's Pizza, Inc.	1,347	447,527
Expedia Group, Inc. *	5,653	528,386
Hilton Worldwide Holdings, Inc.	10,225	1,383,033
Las Vegas Sands Corp. *	12,234	465,014
Marriott International, Inc., Class A	10,279	1,645,771
McDonald's Corp.	27,395	7,469,521
MGM Resorts International	12,154	432,318
Royal Caribbean Cruises Ltd. * (a)	8,166	435,901
Starbucks Corp.	42,741	3,700,943
Vail Resorts, Inc.	1,497	328,038
INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — continued
Wynn Resorts Ltd. *	3,842	245,504
Yum! Brands, Inc.	10,606	1,254,159
		25,933,091
Household Durables — 0.3%
DR Horton, Inc.	11,780	905,647
Garmin Ltd.	5,758	506,934
Lennar Corp., Class A	9,504	766,973
Lennar Corp., Class B	529	34,501
Mohawk Industries, Inc. *	1,955	185,236
Newell Brands, Inc.	14,019	193,602
NVR, Inc. *	106	449,202
PulteGroup, Inc.	8,612	344,394
Whirlpool Corp.	2,016	278,692
		3,665,181
Household Products — 1.3%
Church & Dwight Co., Inc.	9,061	671,692
Clorox Co. (The)	4,575	668,133
Colgate-Palmolive Co.	31,062	2,293,618
Kimberly-Clark Corp.	12,573	1,564,836
Procter & Gamble Co. (The)	89,023	11,988,727
		17,187,006
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	24,894	651,227
Vistra Corp.	14,591	335,155
		986,382
Industrial Conglomerates — 0.9%
3M Co.	20,623	2,594,167
General Electric Co.	40,851	3,178,616
Honeywell International, Inc.	25,092	5,119,270
		10,892,053
Insurance — 2.4%
Aflac, Inc.	21,417	1,394,461
Allstate Corp. (The)	10,059	1,269,949
American Financial Group, Inc.	2,600	377,286
American International Group, Inc.	28,329	1,614,753
Aon plc, Class A	7,848	2,209,134
Arch Capital Group Ltd. *	13,741	790,107
Arthur J Gallagher & Co.	7,828	1,464,462
Brown & Brown, Inc.	8,741	513,883
Chubb Ltd.	15,551	3,341,754
Cincinnati Financial Corp.	5,928	612,481
Everest Re Group Ltd.	1,468	473,665
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Insurance — continued
Fidelity National Financial, Inc.	10,295	405,417
Globe Life, Inc.	3,371	389,418
Hartford Financial Services Group, Inc. (The)	12,046	872,251
Lincoln National Corp.	5,780	311,369
Loews Corp.	7,443	424,400
Markel Corp. *	494	595,813
Marsh & McLennan Cos., Inc.	18,576	2,999,838
MetLife, Inc.	24,965	1,827,688
Principal Financial Group, Inc.	8,622	759,857
Progressive Corp. (The)	21,784	2,797,066
Prudential Financial, Inc.	13,868	1,458,775
Reinsurance Group of America, Inc.	2,502	368,219
Travelers Cos., Inc. (The)	8,840	1,630,626
Willis Towers Watson plc	4,093	893,134
WR Berkley Corp.	7,618	566,627
		30,362,433
Interactive Media & Services — 3.9%
Alphabet, Inc., Class A *	223,374	21,111,077
Alphabet, Inc., Class C *	199,754	18,908,714
IAC, Inc. *	2,922	142,243
Match Group, Inc. *	10,552	455,846
Meta Platforms, Inc., Class A *	84,967	7,915,526
Pinterest, Inc., Class A *	21,714	534,164
Snap, Inc., Class A *	38,435	380,891
ZoomInfo Technologies, Inc., Class A *	10,060	447,972
		49,896,433
Internet & Direct Marketing Retail — 2.9%
Amazon.com, Inc. *	330,180	33,823,639
DoorDash, Inc., Class A *	9,722	423,199
eBay, Inc.	20,477	815,804
Etsy, Inc. *	4,722	443,443
MercadoLibre, Inc. (Brazil) *	1,734	1,563,409
		37,069,494
IT Services — 4.7%
Accenture plc, Class A	23,564	6,689,820
Akamai Technologies, Inc. *	5,919	522,825
Automatic Data Processing, Inc.	15,478	3,741,033
Block, Inc., Class A *	19,738	1,185,662
Broadridge Financial Solutions, Inc.	4,371	655,912
Cloudflare, Inc., Class A *	10,553	594,345
Cognizant Technology Solutions Corp., Class A	19,278	1,200,056
DXC Technology Co. *	8,556	245,985
EPAM Systems, Inc. *	2,143	750,050
INVESTMENTS	SHARES	VALUE($)

IT Services — continued
Fidelity National Information Services, Inc.	22,665	1,880,968
Fiserv, Inc. *	23,834	2,448,705
FleetCor Technologies, Inc. *	2,806	522,253
Gartner, Inc. *	2,946	889,456
Global Payments, Inc.	10,324	1,179,620
GoDaddy, Inc., Class A *	5,830	468,732
International Business Machines Corp.	33,635	4,651,384
Jack Henry & Associates, Inc.	2,704	538,258
Mastercard, Inc., Class A	31,775	10,427,920
MongoDB, Inc. *	2,540	464,896
Okta, Inc. *	5,611	314,889
Paychex, Inc.	11,921	1,410,374
PayPal Holdings, Inc. *	43,081	3,600,710
Snowflake, Inc., Class A *	10,556	1,692,127
SS&C Technologies Holdings, Inc.	8,253	424,369
Twilio, Inc., Class A *	6,441	479,017
VeriSign, Inc. *	3,465	694,594
Visa, Inc., Class A	60,896	12,615,215
		60,289,175
Leisure Products — 0.0% ^
Hasbro, Inc.	4,832	315,288
Life Sciences Tools & Services — 1.8%
Agilent Technologies, Inc.	11,121	1,538,590
Avantor, Inc. *	25,104	506,348
Bio-Rad Laboratories, Inc., Class A *	794	279,258
Bio-Techne Corp.	1,462	433,132
Charles River Laboratories International, Inc. *	1,891	401,365
Danaher Corp.	24,382	6,136,218
Illumina, Inc. *	5,855	1,339,741
IQVIA Holdings, Inc. *	6,951	1,457,416
Mettler-Toledo International, Inc. *	831	1,051,157
PerkinElmer, Inc.	4,709	629,028
Thermo Fisher Scientific, Inc.	14,605	7,506,532
Waters Corp. *	2,229	666,850
West Pharmaceutical Services, Inc.	2,745	631,624
		22,577,259
Machinery — 1.6%
Caterpillar, Inc.	19,654	4,254,305
Cummins, Inc.	5,245	1,282,455
Deere & Co.	10,357	4,099,508
Dover Corp.	5,333	696,970
Fortive Corp.	13,251	846,739
IDEX Corp.	2,822	627,359
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	121

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Machinery — continued
Illinois Tool Works, Inc.	10,482	2,238,221
Ingersoll Rand, Inc.	15,025	758,762
Otis Worldwide Corp.	15,640	1,104,810
PACCAR, Inc.	12,948	1,253,755
Parker-Hannifin Corp.	4,782	1,389,745
Pentair plc	6,137	263,584
Snap-on, Inc.	1,973	438,105
Stanley Black & Decker, Inc.	5,508	432,323
Westinghouse Air Brake Technologies Corp.	6,764	630,946
Xylem, Inc.	6,706	686,895
		21,004,482
Media — 0.8%
Charter Communications, Inc., Class A *	4,123	1,515,697
Comcast Corp., Class A	164,064	5,207,391
DISH Network Corp., Class A *	9,340	139,259
Fox Corp., Class A	11,417	329,609
Fox Corp., Class B	5,236	142,419
Interpublic Group of Cos., Inc. (The)	14,579	434,308
Liberty Broadband Corp., Class A *	643	54,861
Liberty Broadband Corp., Class C *	4,601	388,463
Liberty Media Corp.-Liberty SiriusXM, Class A *	2,793	118,535
Liberty Media Corp.-Liberty SiriusXM, Class C *	5,692	240,146
News Corp., Class A	14,364	242,321
News Corp., Class B	4,447	76,177
Omnicom Group, Inc.	7,639	555,737
Paramount Global, Class A	336	7,083
Paramount Global, Class B	18,809	344,581
Sirius XM Holdings, Inc. (a)	26,115	157,735
Trade Desk, Inc. (The), Class A *	16,543	880,749
		10,835,071
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	53,280	1,688,443
Newmont Corp.	29,558	1,250,895
Nucor Corp.	9,738	1,279,378
Southern Copper Corp. (Peru)	3,179	149,318
Steel Dynamics, Inc.	6,475	608,974
		4,977,008
Mortgage Real Estate Investment Trusts (REITs) — 0.0% ^
Annaly Capital Management, Inc.	16,069	298,080
Multiline Retail — 0.5%
Dollar General Corp.	8,457	2,156,958
INVESTMENTS	SHARES	VALUE($)

Multiline Retail — continued
Dollar Tree, Inc. *	7,853	1,244,700
Target Corp.	17,276	2,837,583
		6,239,241
Multi-Utilities — 0.8%
Ameren Corp.	9,621	784,304
CenterPoint Energy, Inc.	23,459	671,162
CMS Energy Corp.	10,800	616,140
Consolidated Edison, Inc.	13,212	1,162,128
Dominion Energy, Inc.	31,006	2,169,490
DTE Energy Co.	7,228	810,331
NiSource, Inc.	15,121	388,458
Public Service Enterprise Group, Inc.	18,570	1,041,220
Sempra Energy	11,714	1,768,111
WEC Energy Group, Inc.	11,753	1,073,401
		10,484,745
Oil, Gas & Consumable Fuels — 4.8%
Cheniere Energy, Inc.	9,297	1,640,084
Chevron Corp.	67,080	12,134,772
ConocoPhillips	47,429	5,980,323
Continental Resources, Inc.	2,014	148,976
Coterra Energy, Inc.	29,624	922,195
Devon Energy Corp.	24,386	1,886,257
Diamondback Energy, Inc.	6,622	1,040,382
EOG Resources, Inc.	21,823	2,979,276
Exxon Mobil Corp.	155,263	17,204,693
Hess Corp.	10,375	1,463,705
Kinder Morgan, Inc.	73,869	1,338,506
Marathon Oil Corp.	25,254	768,984
Marathon Petroleum Corp.	18,562	2,109,014
Occidental Petroleum Corp.	27,749	2,014,577
ONEOK, Inc.	16,641	987,144
Phillips 66	17,929	1,869,815
Pioneer Natural Resources Co.	8,887	2,278,716
Targa Resources Corp.	8,442	577,180
Texas Pacific Land Corp.	241	555,233
Valero Energy Corp.	14,680	1,843,074
Williams Cos., Inc. (The)	45,385	1,485,451
		61,228,357
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	8,623	1,728,825
Olaplex Holdings, Inc. *	3,128	13,763
		1,742,588
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	79,542	6,162,119
Catalent, Inc. *	6,672	438,550
Elanco Animal Health, Inc. *	16,599	218,941
Eli Lilly & Co.	29,385	10,640,015
Jazz Pharmaceuticals plc *	2,325	334,312
Johnson & Johnson	97,943	17,039,144
Merck & Co., Inc.	94,362	9,549,434
Pfizer, Inc.	209,077	9,732,534
Royalty Pharma plc, Class A	13,675	578,726
Viatris, Inc.	45,165	457,521
Zoetis, Inc.	17,429	2,627,945
		57,779,241
Professional Services — 0.4%
Clarivate plc *	16,068	165,982
CoStar Group, Inc. *	14,748	1,219,955
Dun & Bradstreet Holdings, Inc.	8,082	103,854
Equifax, Inc.	4,549	771,237
Jacobs Solutions, Inc.	4,756	547,986
Leidos Holdings, Inc.	5,092	517,296
TransUnion	7,158	424,255
Verisk Analytics, Inc.	5,850	1,069,556
		4,820,121
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	11,950	847,733
Zillow Group, Inc., Class A *	2,198	67,984
Zillow Group, Inc., Class C *	6,170	190,406
		1,106,123
Road & Rail — 1.0%
CSX Corp.	79,776	2,318,291
JB Hunt Transport Services, Inc.	3,083	527,409
Lyft, Inc., Class A *	11,410	167,042
Norfolk Southern Corp.	8,756	1,996,981
Old Dominion Freight Line, Inc.	3,407	935,562
Uber Technologies, Inc. *	73,747	1,959,458
Union Pacific Corp.	23,258	4,585,082
		12,489,825
Semiconductors & Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc. *	60,128	3,611,288
Analog Devices, Inc.	19,375	2,763,262
Applied Materials, Inc.	32,407	2,861,214
Broadcom, Inc.	15,047	7,073,896
Enphase Energy, Inc. *	5,054	1,551,578
INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Entegris, Inc.	5,547	440,099
Intel Corp.	152,974	4,349,051
KLA Corp.	5,273	1,668,641
Lam Research Corp.	5,107	2,067,211
Marvell Technology, Inc.	31,661	1,256,308
Microchip Technology, Inc.	20,584	1,270,856
Micron Technology, Inc.	41,105	2,223,780
Monolithic Power Systems, Inc.	1,642	557,377
NVIDIA Corp.	93,270	12,588,652
NXP Semiconductors NV (China)	9,794	1,430,708
ON Semiconductor Corp. *	16,144	991,726
Qorvo, Inc. *	3,832	329,859
QUALCOMM, Inc.	41,845	4,923,483
Skyworks Solutions, Inc.	5,970	513,480
SolarEdge Technologies, Inc. *	2,083	479,152
Teradyne, Inc.	5,844	475,409
Texas Instruments, Inc.	34,025	5,465,436
		58,892,466
Software — 8.6%
Adobe, Inc. *	17,424	5,549,544
ANSYS, Inc. *	3,249	718,549
AppLovin Corp., Class A *	4,556	77,270
Autodesk, Inc. *	8,094	1,734,544
Bentley Systems, Inc., Class B	7,324	258,391
Bill.com Holdings, Inc. *	3,482	464,359
Cadence Design Systems, Inc. *	10,210	1,545,692
Ceridian HCM Holding, Inc. *	5,688	376,489
Crowdstrike Holdings, Inc., Class A *	7,962	1,283,474
Datadog, Inc., Class A *	9,208	741,336
DocuSign, Inc. *	7,442	359,449
Dynatrace, Inc. *	7,483	263,701
Fortinet, Inc. *	24,374	1,393,218
HubSpot, Inc. *	1,793	531,732
Intuit, Inc.	10,521	4,497,727
Microsoft Corp.	277,835	64,493,839
NortonLifeLock, Inc.	22,059	496,989
Oracle Corp.	56,595	4,418,372
Palantir Technologies, Inc., Class A *	65,114	572,352
Palo Alto Networks, Inc. *	11,128	1,909,453
Paycom Software, Inc. *	1,813	627,298
Paylocity Holding Corp. *	1,520	352,321
PTC, Inc. *	3,947	465,075
RingCentral, Inc., Class A *	2,868	101,871
Roper Technologies, Inc.	3,957	1,640,335
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	123

JPMorgan BetaBuilders U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — continued
Salesforce, Inc. *	37,075	6,028,024
ServiceNow, Inc. *	7,513	3,161,020
Splunk, Inc. *	5,515	458,352
Synopsys, Inc. *	5,685	1,663,147
Tyler Technologies, Inc. *	1,543	498,898
UiPath, Inc., Class A *	12,913	163,349
Unity Software, Inc. * (a)	6,662	196,529
VMware, Inc., Class A	7,696	866,031
Workday, Inc., Class A *	7,409	1,154,470
Zoom Video Communications, Inc., Class A *	8,240	687,546
Zscaler, Inc. *	3,105	478,480
		110,229,226
Specialty Retail — 2.2%
Advance Auto Parts, Inc.	2,255	428,270
AutoZone, Inc. *	727	1,841,404
Bath & Body Works, Inc.	8,502	283,797
Best Buy Co., Inc.	7,458	510,202
Burlington Stores, Inc. *	2,470	353,111
CarMax, Inc. *	5,926	373,397
Home Depot, Inc. (The)	38,287	11,337,929
Lowe's Cos., Inc.	23,818	4,643,319
O'Reilly Automotive, Inc. *	2,362	1,977,395
Ross Stores, Inc.	13,024	1,246,267
TJX Cos., Inc. (The)	43,659	3,147,814
Tractor Supply Co.	4,129	907,430
Ulta Beauty, Inc. *	1,924	806,868
		27,857,203
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	562,768	86,294,845
Dell Technologies, Inc., Class C	9,901	380,199
Hewlett Packard Enterprise Co.	48,390	690,525
HP, Inc.	33,899	936,290
NetApp, Inc.	8,179	566,559
Seagate Technology Holdings plc	7,282	361,624
Western Digital Corp. *	11,675	401,270
		89,631,312
Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc. *	4,334	1,426,059
NIKE, Inc., Class B	47,078	4,363,189
Tapestry, Inc.	9,367	296,747
VF Corp.	12,290	347,192
		6,433,187
INVESTMENTS	SHARES	VALUE($)

Tobacco — 0.7%
Altria Group, Inc.	67,079	3,103,746
Philip Morris International, Inc.	57,752	5,304,521
		8,408,267
Trading Companies & Distributors — 0.2%
Fastenal Co.	21,404	1,034,455
United Rentals, Inc. *	2,605	822,425
Watsco, Inc.	1,227	332,468
WW Grainger, Inc.	1,698	992,226
		3,181,574
Water Utilities — 0.1%
American Water Works Co., Inc.	6,761	982,644
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	22,426	3,398,885
Total Common Stocks (Cost $1,332,143,636)		1,266,332,003
Short-Term Investments — 1.0%
Investment Companies — 0.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d) (Cost $8,865,488)	8,865,488	8,865,488
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	1,501,652	1,501,652
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	2,238,043	2,238,043
Total Investment of Cash Collateral from Securities Loaned (Cost $3,739,695)		3,739,695
Total Short-Term Investments (Cost $12,605,183)		12,605,183
Total Investments — 100.2% (Cost $1,344,748,819)		1,278,937,186
Liabilities in Excess of Other Assets — (0.2)%		(2,413,578)
NET ASSETS — 100.0%		1,276,523,608

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $2,190,898.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Exchange-Traded Funds	October 31, 2022

(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	51	12/16/2022	USD	9,901,650	(62,102)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	125

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.4%
Aerospace & Defense — 1.4%
Axon Enterprise, Inc. *	33,215	4,830,790
BWX Technologies, Inc.	44,868	2,556,579
Curtiss-Wright Corp.	18,886	3,169,637
Hexcel Corp.	41,369	2,304,253
Mercury Systems, Inc. *	28,369	1,373,060
Moog, Inc., Class A	14,246	1,207,348
Rocket Lab USA, Inc. *	106,127	540,186
Spirit AeroSystems Holdings, Inc., Class A	51,717	1,197,766
Woodward, Inc.	29,594	2,713,770
		19,893,389
Air Freight & Logistics — 0.2%
GXO Logistics, Inc. *	58,346	2,131,963
Airlines — 0.7%
Alaska Air Group, Inc. *	62,355	2,772,303
Allegiant Travel Co. *	7,602	570,530
American Airlines Group, Inc. *	319,654	4,532,694
Frontier Group Holdings, Inc. * (a)	18,203	238,641
JetBlue Airways Corp. *	159,301	1,280,780
Joby Aviation, Inc. * (a)	140,463	677,032
		10,071,980
Auto Components — 1.2%
Adient plc *	46,637	1,631,362
Autoliv, Inc. (Sweden)	38,555	3,097,894
Dana, Inc.	62,758	1,001,618
Fox Factory Holding Corp. *	20,789	1,826,314
Gentex Corp.	115,659	3,063,807
Goodyear Tire & Rubber Co. (The) *	139,108	1,766,672
Luminar Technologies, Inc. * (a)	112,888	913,264
QuantumScape Corp. * (a)	134,174	1,117,669
Visteon Corp. *	13,833	1,804,791
		16,223,391
Automobiles — 0.4%
Harley-Davidson, Inc.	65,425	2,813,275
Thor Industries, Inc. (a)	26,823	2,185,270
		4,998,545
Banks — 6.4%
Associated Banc-Corp.	73,934	1,800,293
Bank of Hawaii Corp.	19,766	1,501,228
Bank OZK	54,703	2,351,135
BankUnited, Inc.	38,330	1,377,963
BOK Financial Corp.	14,342	1,580,345
Cadence Bank	89,752	2,481,643
INVESTMENTS	SHARES	VALUE($)

Banks — continued
Commerce Bancshares, Inc.	53,662	3,801,416
Cullen/Frost Bankers, Inc.	31,544	4,890,897
First Citizens BancShares, Inc., Class A	6,492	5,337,203
First Financial Bankshares, Inc.	63,805	2,455,854
First Hawaiian, Inc.	62,814	1,606,782
First Horizon Corp.	263,954	6,469,513
FNB Corp.	172,524	2,492,972
Glacier Bancorp, Inc.	54,484	3,120,843
Hancock Whitney Corp.	42,163	2,355,647
Home BancShares, Inc.	93,809	2,391,191
Old National Bancorp	144,072	2,818,048
PacWest Bancorp	57,931	1,440,165
Pinnacle Financial Partners, Inc.	37,589	3,119,511
Popular, Inc. (Puerto Rico)	36,897	2,609,356
Prosperity Bancshares, Inc.	44,867	3,211,131
ServisFirst Bancshares, Inc.	24,043	1,811,159
SouthState Corp.	37,219	3,365,714
Synovus Financial Corp.	71,506	2,849,514
Texas Capital Bancshares, Inc. *	24,538	1,472,280
UMB Financial Corp.	21,385	1,779,660
Umpqua Holdings Corp.	106,766	2,122,508
United Bankshares, Inc.	66,199	2,803,528
Valley National Bancorp	206,719	2,453,755
Webster Financial Corp.	86,491	4,693,002
Western Alliance Bancorp	53,262	3,577,609
Wintrust Financial Corp.	29,876	2,796,991
		88,938,856
Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A *	4,678	1,746,251
Celsius Holdings, Inc. *	19,720	1,796,097
National Beverage Corp.	11,478	544,287
		4,086,635
Biotechnology — 3.2%
ACADIA Pharmaceuticals, Inc. *	58,911	944,343
Alkermes plc *	80,795	1,834,047
Apellis Pharmaceuticals, Inc. *	45,935	2,778,608
Arrowhead Pharmaceuticals, Inc. *	52,066	1,812,418
Beam Therapeutics, Inc. *	29,070	1,280,824
Blueprint Medicines Corp. *	29,376	1,522,852
Cerevel Therapeutics Holdings, Inc. *	31,411	878,252
CRISPR Therapeutics AG (Switzerland) * (a)	38,372	2,008,391
Denali Therapeutics, Inc. *	53,280	1,528,070
Exelixis, Inc. *	158,307	2,624,730
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Biotechnology — continued
Fate Therapeutics, Inc. *	40,556	848,432
Halozyme Therapeutics, Inc. *	67,772	3,240,179
Intellia Therapeutics, Inc. *	37,390	1,973,444
Ionis Pharmaceuticals, Inc. *	69,820	3,086,044
Iovance Biotherapeutics, Inc. *	67,530	630,730
Mirati Therapeutics, Inc. *	24,619	1,657,351
Natera, Inc. *	47,692	2,239,616
Novavax, Inc. *	38,473	856,794
Relay Therapeutics, Inc. *	43,760	972,347
Sarepta Therapeutics, Inc. *	43,074	4,911,298
Ultragenyx Pharmaceutical, Inc. *	34,451	1,393,887
United Therapeutics Corp. *	22,389	5,161,336
Vir Biotechnology, Inc. *	37,189	817,414
		45,001,407
Building Products — 2.0%
A O Smith Corp.	63,197	3,461,932
Advanced Drainage Systems, Inc.	31,559	3,657,057
Armstrong World Industries, Inc.	22,819	1,724,432
AZEK Co., Inc. (The) *	53,882	943,474
Builders FirstSource, Inc. *	76,772	4,733,761
Carlisle Cos., Inc.	25,443	6,075,788
Hayward Holdings, Inc. *	49,923	461,788
JELD-WEN Holding, Inc. *	41,446	439,742
Simpson Manufacturing Co., Inc.	21,233	1,814,997
Trex Co., Inc. *	54,237	2,608,257
UFP Industries, Inc.	30,312	2,159,124
		28,080,352
Capital Markets — 2.9%
Affiliated Managers Group, Inc.	18,803	2,334,580
Ares Management Corp.	76,134	5,773,241
Artisan Partners Asset Management, Inc., Class A	33,160	945,392
Blue Owl Capital, Inc.	165,497	1,658,280
Evercore, Inc., Class A	17,714	1,861,741
Federated Hermes, Inc.	41,652	1,447,407
Forge Global Holdings, Inc. *	50,596	78,424
Houlihan Lokey, Inc.	24,429	2,181,998
Interactive Brokers Group, Inc., Class A	50,588	4,054,628
Janus Henderson Group plc	65,189	1,484,354
LPL Financial Holdings, Inc.	39,238	10,031,195
Morningstar, Inc.	12,330	2,862,779
INVESTMENTS	SHARES	VALUE($)

Capital Markets — continued
Stifel Financial Corp.	52,211	3,230,295
Tradeweb Markets, Inc., Class A	52,871	2,912,135
		40,856,449
Chemicals — 2.5%
Ashland, Inc.	24,500	2,570,540
Avient Corp.	42,047	1,450,201
Axalta Coating Systems Ltd. *	108,486	2,529,894
Balchem Corp.	15,800	2,208,840
Cabot Corp.	27,693	2,034,882
Chemours Co. (The)	76,311	2,184,784
Diversey Holdings Ltd. *	38,281	206,717
Element Solutions, Inc.	112,229	1,930,339
Ginkgo Bioworks Holdings, Inc. * (a)	405,132	1,106,010
Huntsman Corp.	93,127	2,492,079
Ingevity Corp. *	17,593	1,183,481
NewMarket Corp.	3,398	1,034,147
Olin Corp.	66,398	3,515,774
RPM International, Inc.	63,458	6,001,223
Scotts Miracle-Gro Co. (The)	19,895	913,379
Sensient Technologies Corp.	20,678	1,477,650
Valvoline, Inc.	87,075	2,556,522
		35,396,462
Commercial Services & Supplies — 1.1%
Brink's Co. (The)	23,238	1,385,682
Clean Harbors, Inc. *	24,750	3,030,885
Driven Brands Holdings, Inc. *	27,186	869,408
IAA, Inc. *	65,789	2,495,377
MSA Safety, Inc.	18,091	2,428,536
Stericycle, Inc. *	45,343	2,021,391
Tetra Tech, Inc.	26,227	3,705,350
		15,936,629
Communications Equipment — 0.7%
Ciena Corp. *	73,639	3,527,308
Lumentum Holdings, Inc. *	33,941	2,526,908
Viasat, Inc. *	37,164	1,522,237
Viavi Solutions, Inc. *	112,068	1,692,227
		9,268,680
Construction & Engineering — 1.7%
AECOM	68,693	5,171,209
API Group Corp. *	98,891	1,630,713
EMCOR Group, Inc.	24,274	3,425,061
MasTec, Inc. *	28,998	2,235,166
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	127

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Construction & Engineering — continued
MDU Resources Group, Inc.	100,027	2,848,769
Valmont Industries, Inc.	10,502	3,352,448
WillScot Mobile Mini Holdings Corp. *	105,118	4,470,669
		23,134,035
Construction Materials — 0.2%
Eagle Materials, Inc.	18,537	2,267,260
Consumer Finance — 0.8%
Bread Financial Holdings, Inc.	24,519	885,381
Credit Acceptance Corp. *	2,987	1,390,807
FirstCash Holdings, Inc.	18,741	1,845,051
OneMain Holdings, Inc.	60,831	2,345,643
SLM Corp.	123,654	2,051,420
SoFi Technologies, Inc. * (a)	399,265	2,172,002
Upstart Holdings, Inc. * (a)	34,412	797,670
		11,487,974
Containers & Packaging — 1.0%
AptarGroup, Inc.	32,139	3,186,582
Berry Global Group, Inc. *	61,536	2,911,884
Graphic Packaging Holding Co.	151,418	3,476,557
Silgan Holdings, Inc.	41,203	1,951,374
Sonoco Products Co.	47,962	2,977,481
		14,503,878
Diversified Consumer Services — 1.2%
ADT, Inc.	105,653	893,824
Bright Horizons Family Solutions, Inc. *	28,437	1,857,505
Chegg, Inc. *	62,175	1,341,115
Coursera, Inc. *	41,586	536,044
Frontdoor, Inc. *	40,084	884,253
Graham Holdings Co., Class B	1,908	1,190,344
Grand Canyon Education, Inc. *	15,722	1,582,105
H&R Block, Inc.	78,503	3,230,398
Mister Car Wash, Inc. * (a)	38,869	343,213
PowerSchool Holdings, Inc., Class A *	15,591	311,820
Service Corp. International	77,559	4,700,851
		16,871,472
Diversified Telecommunication Services — 0.4%
Frontier Communications Parent, Inc. *	109,661	2,568,261
Iridium Communications, Inc. *	62,457	3,218,409
		5,786,670
Electric Utilities — 1.0%
ALLETE, Inc.	28,073	1,579,668
Hawaiian Electric Industries, Inc.	53,847	2,048,340
INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued
IDACORP, Inc.	24,870	2,603,889
OGE Energy Corp.	98,478	3,607,249
PNM Resources, Inc.	42,222	1,962,056
Portland General Electric Co.	43,898	1,972,776
		13,773,978
Electrical Equipment — 1.6%
Acuity Brands, Inc.	16,091	2,953,825
Atkore, Inc. *	20,325	1,936,972
Bloom Energy Corp., Class A *	86,718	1,622,494
ChargePoint Holdings, Inc. * (a)	127,627	1,784,225
EnerSys	19,999	1,325,734
GrafTech International Ltd.	94,663	481,835
nVent Electric plc	81,894	2,989,131
Regal Rexnord Corp.	32,700	4,137,858
SunPower Corp. *	41,961	775,859
Sunrun, Inc. *	104,332	2,348,513
Vertiv Holdings Co.	148,370	2,123,175
		22,479,621
Electronic Equipment, Instruments & Components — 1.8%
Arrow Electronics, Inc. *	31,566	3,196,373
Avnet, Inc.	46,566	1,871,488
Belden, Inc.	21,410	1,490,778
Coherent Corp. *	63,762	2,143,041
IPG Photonics Corp. *	16,300	1,396,258
Jabil, Inc.	67,662	4,347,284
Littelfuse, Inc.	12,177	2,681,984
National Instruments Corp.	65,085	2,484,945
Novanta, Inc. *	17,532	2,479,025
TD SYNNEX Corp.	20,745	1,898,375
Vontier Corp.	77,691	1,483,898
		25,473,449
Energy Equipment & Services — 0.7%
ChampionX Corp.	99,821	2,856,877
Helmerich & Payne, Inc.	51,791	2,564,173
NOV, Inc.	193,216	4,328,038
		9,749,088
Entertainment — 0.7%
Liberty Media Corp.-Liberty Formula One, Class A *	11,792	613,420
Liberty Media Corp.-Liberty Formula One, Class C *	101,556	5,862,828
Lions Gate Entertainment Corp., Class A *	29,506	237,818
Lions Gate Entertainment Corp., Class B *	61,425	466,216
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Entertainment — continued
Madison Square Garden Sports Corp.	8,914	1,396,022
Warner Music Group Corp., Class A	57,364	1,492,611
		10,068,915
Equity Real Estate Investment Trusts (REITs) — 8.2%
Agree Realty Corp.	39,269	2,697,780
American Homes 4 Rent, Class A	148,812	4,753,055
Americold Realty Trust, Inc.	132,499	3,213,101
Apartment Income REIT Corp.	75,843	2,914,646
Apple Hospitality REIT, Inc.	104,702	1,792,498
Brixmor Property Group, Inc.	147,405	3,141,201
Broadstone Net Lease, Inc.	85,154	1,459,540
Cousins Properties, Inc.	74,489	1,769,859
CubeSmart	110,407	4,622,741
Douglas Emmett, Inc.	86,467	1,520,955
EastGroup Properties, Inc.	21,430	3,357,867
EPR Properties	36,899	1,424,301
Equity Commonwealth	54,719	1,431,449
First Industrial Realty Trust, Inc.	64,965	3,094,283
Gaming and Leisure Properties, Inc.	125,668	6,298,480
Healthcare Realty Trust, Inc.	187,189	3,805,552
Highwoods Properties, Inc.	51,740	1,460,620
Hudson Pacific Properties, Inc.	63,409	700,035
Independence Realty Trust, Inc.	109,113	1,828,734
Innovative Industrial Properties, Inc.	13,760	1,487,456
JBG SMITH Properties	48,953	963,395
Kilroy Realty Corp.	51,739	2,211,325
Kite Realty Group Trust	107,780	2,116,799
Lamar Advertising Co., Class A	42,851	3,952,148
Life Storage, Inc.	41,508	4,591,200
Medical Properties Trust, Inc.	294,643	3,373,662
National Health Investors, Inc.	21,965	1,245,415
National Retail Properties, Inc.	87,120	3,661,654
National Storage Affiliates Trust	41,977	1,790,739
Omega Healthcare Investors, Inc.	115,157	3,659,689
Outfront Media, Inc.	71,817	1,296,297
Park Hotels & Resorts, Inc.	110,598	1,446,622
Pebblebrook Hotel Trust	64,660	1,037,146
Phillips Edison & Co., Inc.	57,404	1,730,157
Piedmont Office Realty Trust, Inc., Class A	60,697	634,284
Rayonier, Inc.	72,024	2,427,209
Rexford Industrial Realty, Inc.	84,146	4,651,591
RLJ Lodging Trust	80,055	974,269
Ryman Hospitality Properties, Inc.	27,130	2,412,400
Sabra Health Care REIT, Inc.	113,612	1,551,940
INVESTMENTS	SHARES	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
SITE Centers Corp.	91,598	1,133,983
SL Green Realty Corp.	31,629	1,255,039
Spirit Realty Capital, Inc.	67,066	2,604,173
STAG Industrial, Inc.	88,155	2,784,816
STORE Capital Corp.	130,709	4,156,546
Sunstone Hotel Investors, Inc.	104,436	1,164,461
Terreno Realty Corp.	32,702	1,868,592
Uniti Group, Inc.	116,702	905,608
		114,375,312
Food & Staples Retailing — 1.3%
BJ's Wholesale Club Holdings, Inc. *	66,495	5,146,713
Casey's General Stores, Inc.	18,323	4,263,945
Performance Food Group Co. *	76,244	3,967,738
PriceSmart, Inc.	12,324	788,366
Sprouts Farmers Market, Inc. *	52,856	1,559,252
US Foods Holding Corp. *	100,510	2,991,178
		18,717,192
Food Products — 1.4%
Beyond Meat, Inc. * (a)	29,752	467,106
Darling Ingredients, Inc. *	78,886	6,190,973
Flowers Foods, Inc.	94,915	2,725,010
Freshpet, Inc. *	23,522	1,386,622
Hain Celestial Group, Inc. (The) *	44,170	826,421
Ingredion, Inc.	32,229	2,872,248
Lancaster Colony Corp.	9,747	1,757,189
Pilgrim's Pride Corp. *	22,341	514,960
Post Holdings, Inc. *	26,749	2,418,645
Seaboard Corp.	126	472,044
		19,631,218
Gas Utilities — 0.8%
National Fuel Gas Co.	44,996	3,036,780
New Jersey Resources Corp.	47,334	2,112,990
ONE Gas, Inc.	26,630	2,063,292
Southwest Gas Holdings, Inc.	30,323	2,215,702
Spire, Inc.	25,821	1,802,564
		11,231,328
Health Care Equipment & Supplies — 3.0%
Enovis Corp. *	23,431	1,158,663
Envista Holdings Corp. *	80,371	2,653,047
Figs, Inc., Class A *	62,495	461,213
Globus Medical, Inc., Class A *	37,894	2,538,898
Haemonetics Corp. *	25,242	2,144,308
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	129

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Equipment & Supplies — continued
ICU Medical, Inc. *	9,875	1,465,549
Inari Medical, Inc. *	23,636	1,818,318
Inspire Medical Systems, Inc. *	13,595	2,650,345
Integra LifeSciences Holdings Corp. *	35,735	1,795,684
Lantheus Holdings, Inc. *	33,814	2,501,898
LivaNova plc *	26,339	1,240,567
Masimo Corp. *	23,772	3,128,395
Nevro Corp. *	17,407	667,384
NuVasive, Inc. *	25,608	1,130,081
Omnicell, Inc. *	21,785	1,684,416
Penumbra, Inc. *	18,637	3,195,686
QuidelOrtho Corp. *	26,676	2,396,038
Shockwave Medical, Inc. *	17,672	5,180,547
STAAR Surgical Co. *	23,629	1,674,587
Tandem Diabetes Care, Inc. *	31,590	1,773,779
		41,259,403
Health Care Providers & Services — 2.7%
Acadia Healthcare Co., Inc. *	44,684	3,632,809
Amedisys, Inc. *	15,958	1,557,341
AMN Healthcare Services, Inc. *	21,286	2,671,393
Apollo Medical Holdings, Inc. * (a)	19,299	684,343
Chemed Corp.	7,332	3,423,091
Encompass Health Corp.	49,080	2,671,915
Ensign Group, Inc. (The)	27,197	2,441,747
Guardant Health, Inc. *	50,281	2,488,909
HealthEquity, Inc. *	41,500	3,233,265
LifeStance Health Group, Inc. * (a)	46,260	349,263
Oak Street Health, Inc. *	56,995	1,153,009
Option Care Health, Inc. *	76,038	2,300,910
Patterson Cos., Inc.	42,612	1,106,634
Premier, Inc., Class A	58,037	2,024,331
Privia Health Group, Inc. *	24,095	806,701
Progyny, Inc. *	36,688	1,631,515
R1 RCM, Inc. *	67,538	1,192,721
Signify Health, Inc., Class A *	33,919	991,452
Surgery Partners, Inc. *	19,022	517,208
Tenet Healthcare Corp. *	53,070	2,354,185
		37,232,742
Health Care Technology — 0.4%
Certara, Inc. *	51,905	634,798
Definitive Healthcare Corp. *	17,799	280,868
Doximity, Inc., Class A * (a)	54,338	1,438,327
Multiplan Corp. *	116,311	333,813
INVESTMENTS	SHARES	VALUE($)

Health Care Technology — continued
Nutex Health, Inc. * (a)	12,738	10,254
Teladoc Health, Inc. * (a)	79,518	2,356,913
		5,054,973
Hotels, Restaurants & Leisure — 3.2%
Boyd Gaming Corp.	39,942	2,307,050
Choice Hotels International, Inc.	14,268	1,852,557
Churchill Downs, Inc.	16,318	3,392,675
Cracker Barrel Old Country Store, Inc.	11,210	1,280,406
DraftKings, Inc., Class A * (a)	220,636	3,486,049
Hilton Grand Vacations, Inc. *	39,946	1,567,481
Hyatt Hotels Corp., Class A *	24,651	2,322,371
Life Time Group Holdings, Inc. *	27,656	290,111
Light & Wonder, Inc. *	46,400	2,604,896
Marriott Vacations Worldwide Corp.	19,324	2,855,314
Norwegian Cruise Line Holdings Ltd. * (a)	207,278	3,500,925
Penn Entertainment, Inc. *	77,996	2,581,668
Planet Fitness, Inc., Class A *	41,439	2,713,426
SeaWorld Entertainment, Inc. *	20,622	1,199,376
Six Flags Entertainment Corp. *	36,384	811,363
Texas Roadhouse, Inc.	32,884	3,253,872
Travel + Leisure Co.	41,233	1,566,029
Wendy's Co. (The)	83,741	1,740,138
Wingstop, Inc.	14,714	2,330,551
Wyndham Hotels & Resorts, Inc.	44,431	3,373,646
		45,029,904
Household Durables — 0.8%
Helen of Troy Ltd. *	11,790	1,115,570
Leggett & Platt, Inc.	65,234	2,201,647
Tempur Sealy International, Inc.	84,701	2,277,610
Toll Brothers, Inc.	52,597	2,265,879
TopBuild Corp. *	15,927	2,709,820
		10,570,526
Household Products — 0.2%
Energizer Holdings, Inc.	32,596	941,698
Reynolds Consumer Products, Inc.	26,840	819,694
Spectrum Brands Holdings, Inc.	20,057	925,430
		2,686,822
Independent Power and Renewable Electricity Producers — 0.2%
Ormat Technologies, Inc. (a)	22,011	1,990,895
Sunnova Energy International, Inc. * (a)	48,503	899,246
		2,890,141
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Insurance — 3.5%
Assurant, Inc.	26,173	3,555,864
Assured Guaranty Ltd.	30,451	1,802,395
Axis Capital Holdings Ltd.	37,894	2,071,665
Brighthouse Financial, Inc. *	35,326	2,016,055
CNO Financial Group, Inc.	56,271	1,241,338
Enstar Group Ltd. *	6,681	1,339,674
Erie Indemnity Co., Class A	12,269	3,153,256
First American Financial Corp.	51,236	2,582,294
Hanover Insurance Group, Inc. (The)	17,528	2,567,677
Kemper Corp.	31,408	1,497,219
Kinsale Capital Group, Inc.	10,590	3,337,650
Mercury General Corp.	13,074	379,146
Old Republic International Corp.	141,326	3,280,177
Primerica, Inc.	18,423	2,665,808
RenaissanceRe Holdings Ltd. (Bermuda)	21,498	3,325,311
RLI Corp.	19,862	2,583,450
Ryan Specialty Holdings, Inc., Class A *	40,664	1,823,780
Selective Insurance Group, Inc.	29,676	2,910,622
Unum Group	92,476	4,215,981
White Mountains Insurance Group Ltd.	1,247	1,765,939
		48,115,301
Interactive Media & Services — 0.4%
Bumble, Inc., Class A *	38,883	987,628
Cargurus, Inc. *	45,866	667,809
TripAdvisor, Inc. *	51,243	1,210,360
Yelp, Inc. *	34,567	1,327,718
Ziff Davis, Inc. *	23,213	1,796,454
		5,989,969
Internet & Direct Marketing Retail — 0.2%
Chewy, Inc., Class A * (a)	44,673	1,730,185
Wayfair, Inc., Class A * (a)	37,621	1,426,589
		3,156,774
IT Services — 1.9%
Affirm Holdings, Inc. * (a)	101,284	2,032,770
Concentrix Corp.	20,992	2,565,852
DigitalOcean Holdings, Inc. * (a)	30,038	1,078,965
Euronet Worldwide, Inc. *	23,169	1,946,428
ExlService Holdings, Inc. *	16,263	2,957,426
Flywire Corp. *	30,186	662,583
Genpact Ltd.	83,034	4,027,149
Maximus, Inc.	29,785	1,836,841
Rackspace Technology, Inc. * (a)	27,968	144,035
SolarWinds Corp. *	22,954	214,161
INVESTMENTS	SHARES	VALUE($)

IT Services — continued
Switch, Inc., Class A	68,071	2,317,818
Thoughtworks Holding, Inc. *	32,056	308,058
Western Union Co. (The)	189,749	2,563,509
WEX, Inc. *	21,729	3,566,598
		26,222,193
Leisure Products — 0.9%
Brunswick Corp.	36,582	2,585,250
Mattel, Inc. *	173,762	3,294,528
Peloton Interactive, Inc., Class A * (a)	151,136	1,269,542
Polaris, Inc.	27,537	2,797,759
Topgolf Callaway Brands Corp. *	68,165	1,276,049
YETI Holdings, Inc. *	42,389	1,359,839
		12,582,967
Life Sciences Tools & Services — 1.2%
10X Genomics, Inc., Class A *	46,752	1,270,719
Azenta, Inc.	36,902	1,638,449
Bruker Corp.	49,550	3,064,172
Maravai LifeSciences Holdings, Inc., Class A *	53,703	891,470
Medpace Holdings, Inc. *	12,351	2,741,675
Repligen Corp. *	25,385	4,632,509
Sotera Health Co. *	48,705	335,090
Syneos Health, Inc. *	50,494	2,543,888
		17,117,972
Machinery — 4.5%
AGCO Corp.	30,456	3,781,722
Allison Transmission Holdings, Inc.	47,342	2,000,200
Chart Industries, Inc. *	17,641	3,931,826
Crane Holdings Co.	23,455	2,353,475
Donaldson Co., Inc.	60,777	3,491,639
Evoqua Water Technologies Corp. *	59,758	2,341,318
Flowserve Corp.	64,287	1,843,751
Gates Industrial Corp. plc *	49,988	557,366
Graco, Inc.	83,187	5,788,151
ITT, Inc.	40,679	3,107,469
Kennametal, Inc.	40,010	1,068,667
Lincoln Electric Holdings, Inc.	28,490	4,045,580
Middleby Corp. (The) *	26,505	3,706,989
Nikola Corp. * (a)	158,958	602,451
Nordson Corp.	26,592	5,983,200
Oshkosh Corp.	32,156	2,829,728
RBC Bearings, Inc. *	14,231	3,607,985
Timken Co. (The)	32,876	2,343,730
Toro Co. (The)	51,438	5,423,108
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	131

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Machinery — continued
Trinity Industries, Inc.	40,339	1,150,872
Watts Water Technologies, Inc., Class A	13,431	1,965,761
		61,924,988
Marine — 0.2%
Kirby Corp. *	29,464	2,055,114
Media — 0.8%
Altice USA, Inc., Class A *	106,377	703,152
Cable One, Inc.	2,400	2,062,632
John Wiley & Sons, Inc., Class A	21,142	891,981
New York Times Co. (The), Class A	81,393	2,357,141
Nexstar Media Group, Inc., Class A	19,082	3,268,747
TEGNA, Inc.	109,746	2,291,496
		11,575,149
Metals & Mining — 1.7%
Alcoa Corp.	88,504	3,454,311
Cleveland-Cliffs, Inc. *	254,455	3,305,370
Commercial Metals Co.	59,268	2,696,694
Compass Minerals International, Inc.	16,804	664,430
MP Materials Corp. *	45,409	1,364,086
Reliance Steel & Aluminum Co.	29,658	5,975,494
Royal Gold, Inc.	32,287	3,065,974
United States Steel Corp.	116,690	2,375,808
Worthington Industries, Inc.	14,860	706,742
		23,608,909
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
AGNC Investment Corp.	257,123	2,113,551
Blackstone Mortgage Trust, Inc., Class A	83,768	2,090,849
Chimera Investment Corp.	113,996	769,473
Rithm Capital Corp.	229,643	1,935,891
Starwood Property Trust, Inc.	152,103	3,142,448
		10,052,212
Multiline Retail — 0.6%
Dillard's, Inc., Class A (a)	1,731	569,135
Kohl's Corp.	63,189	1,892,511
Macy's, Inc.	132,679	2,766,357
Nordstrom, Inc.	55,291	1,124,619
Ollie's Bargain Outlet Holdings, Inc. * (a)	28,589	1,600,984
		7,953,606
INVESTMENTS	SHARES	VALUE($)

Multi-Utilities — 0.3%
Avista Corp.	35,897	1,472,854
Black Hills Corp.	32,012	2,092,624
		3,565,478
Oil, Gas & Consumable Fuels — 4.9%
Antero Midstream Corp.	164,745	1,754,534
Antero Resources Corp. *	138,531	5,078,546
APA Corp.	160,617	7,301,649
Chesapeake Energy Corp.	47,556	4,863,552
Civitas Resources, Inc.	25,514	1,783,684
CNX Resources Corp. *	93,190	1,566,524
DT Midstream, Inc.	47,583	2,840,705
Enviva, Inc.	15,086	902,746
EQT Corp.	181,979	7,614,001
Equitrans Midstream Corp.	212,881	1,792,458
HF Sinclair Corp.	71,465	4,371,514
Matador Resources Co.	55,196	3,667,774
Murphy Oil Corp.	71,878	3,486,802
New Fortress Energy, Inc.	23,482	1,293,154
Ovintiv, Inc.	125,087	6,335,657
PDC Energy, Inc.	47,373	3,417,488
Range Resources Corp.	121,883	3,471,228
SM Energy Co.	60,303	2,712,429
Southwestern Energy Co. *	548,118	3,798,458
		68,052,903
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	36,337	2,058,491
Personal Products — 0.3%
Beauty Health Co. (The) *	51,951	593,800
BellRing Brands, Inc. *	66,624	1,613,633
Coty, Inc., Class A *	177,500	1,191,025
Herbalife Nutrition Ltd. *	48,137	1,023,393
		4,421,851
Pharmaceuticals — 0.8%
Intra-Cellular Therapies, Inc. *	43,185	1,972,259
Organon & Co.	125,103	3,275,197
Pacira BioSciences, Inc. *	22,540	1,166,670
Perrigo Co. plc	66,217	2,667,221
Prestige Consumer Healthcare, Inc. *	24,478	1,333,561
Tilray Brands, Inc. (Canada) * (a)	285,300	1,161,171
		11,576,079
Professional Services — 2.5%
Alight, Inc., Class A *	132,877	1,101,550
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Professional Services — continued
ASGN, Inc. *	24,693	2,093,473
Booz Allen Hamilton Holding Corp.	65,091	7,085,155
CACI International, Inc., Class A *	11,519	3,502,122
Exponent, Inc.	25,144	2,395,217
FTI Consulting, Inc. *	16,990	2,644,154
Insperity, Inc.	17,582	2,075,028
KBR, Inc.	68,395	3,404,019
ManpowerGroup, Inc.	25,451	1,993,831
Robert Half International, Inc.	53,896	4,120,888
Science Applications International Corp.	27,391	2,967,541
TriNet Group, Inc. *	18,029	1,171,524
Upwork, Inc. *	58,428	785,857
		35,340,359
Real Estate Management & Development — 0.6%
Cushman & Wakefield plc *	79,926	923,145
DigitalBridge Group, Inc.	72,558	928,742
eXp World Holdings, Inc. (a)	35,841	473,460
Howard Hughes Corp. (The) *	17,677	1,084,484
Jones Lang LaSalle, Inc. *	23,570	3,749,751
Opendoor Technologies, Inc. *	247,477	640,966
WeWork, Inc. * (a)	115,148	295,930
		8,096,478
Road & Rail — 1.6%
AMERCO	4,823	2,774,141
Avis Budget Group, Inc. *	14,186	3,354,422
Hertz Global Holdings, Inc. *	88,621	1,630,626
Knight-Swift Transportation Holdings, Inc.	79,030	3,795,811
Landstar System, Inc.	17,918	2,799,150
Ryder System, Inc.	25,182	2,027,403
Saia, Inc. *	12,992	2,583,589
TuSimple Holdings, Inc., Class A *	67,060	230,016
XPO Logistics, Inc. *	56,587	2,927,811
		22,122,969
Semiconductors & Semiconductor Equipment — 2.3%
Allegro MicroSystems, Inc. (Japan) *	31,989	812,840
Ambarella, Inc. *	17,813	974,906
Amkor Technology, Inc.	49,378	1,026,569
Cirrus Logic, Inc. *	27,516	1,846,874
First Solar, Inc. *	48,763	7,098,430
Lattice Semiconductor Corp. *	67,545	3,276,608
MKS Instruments, Inc.	28,127	2,310,633
Power Integrations, Inc.	28,127	1,876,352
Semtech Corp. *	31,224	864,593
INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Silicon Laboratories, Inc. *	16,834	1,934,563
SiTime Corp. *	7,853	705,278
Synaptics, Inc. *	19,489	1,726,725
Universal Display Corp.	21,373	2,035,137
Wolfspeed, Inc. *	60,815	4,789,181
		31,278,689
Software — 6.0%
ACI Worldwide, Inc. *	56,099	1,364,889
Alteryx, Inc., Class A *	29,888	1,456,442
Asana, Inc., Class A *	37,106	764,384
Aspen Technology, Inc. *	14,234	3,436,799
Black Knight, Inc. *	76,747	4,640,891
Blackbaud, Inc. *	21,911	1,198,532
Blackline, Inc. *	26,692	1,494,752
Box, Inc., Class A *	70,860	2,058,483
Clear Secure, Inc., Class A *	35,174	950,401
CommVault Systems, Inc. *	22,040	1,342,016
Coupa Software, Inc. *	37,163	1,978,187
Cvent Holding Corp. *	30,871	180,595
Digital Turbine, Inc. *	44,244	645,962
Dolby Laboratories, Inc., Class A	30,296	2,024,985
DoubleVerify Holdings, Inc. *	31,468	919,810
Dropbox, Inc., Class A *	135,409	2,945,146
Duck Creek Technologies, Inc. *	37,170	443,810
Elastic NV *	37,794	2,416,926
Envestnet, Inc. *	27,151	1,338,816
Fair Isaac Corp. *	12,422	5,948,150
Five9, Inc. *	34,483	2,077,946
Guidewire Software, Inc. *	41,228	2,449,355
Informatica, Inc., Class A * (a)	18,656	361,180
Jamf Holding Corp. *	21,966	519,935
JFrog Ltd. (Israel) *	29,311	744,499
LiveRamp Holdings, Inc. *	33,027	606,376
Manhattan Associates, Inc. *	30,851	3,753,641
MicroStrategy, Inc., Class A * (a)	4,593	1,228,673
nCino, Inc. *	37,402	1,177,415
NCR Corp. *	67,340	1,431,648
New Relic, Inc. *	28,145	1,667,310
Nutanix, Inc., Class A *	110,328	3,022,987
Paycor HCM, Inc. *	23,230	707,818
Pegasystems, Inc.	20,156	750,005
Qualtrics International, Inc., Class A *	52,723	631,094
Qualys, Inc. *	17,173	2,448,183
Rapid7, Inc. *	28,874	1,307,126
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	133

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — continued
SentinelOne, Inc., Class A *	98,237	2,243,733
Smartsheet, Inc., Class A *	63,675	2,223,531
Sprout Social, Inc., Class A *	23,060	1,391,210
SPS Commerce, Inc. *	17,715	2,241,302
Tenable Holdings, Inc. *	54,917	2,231,827
Teradata Corp. *	50,566	1,597,380
Varonis Systems, Inc. *	54,054	1,447,026
Verint Systems, Inc. *	31,814	1,127,170
Workiva, Inc. *	22,405	1,743,333
Zendesk, Inc. *	60,732	4,657,537
		83,339,216
Specialty Retail — 2.9%
American Eagle Outfitters, Inc.	77,495	880,343
AutoNation, Inc. *	19,001	2,019,996
Carvana Co. * (a)	48,921	661,901
Dick's Sporting Goods, Inc.	27,992	3,184,370
Five Below, Inc. *	27,295	3,994,623
Floor & Decor Holdings, Inc., Class A *	52,159	3,826,906
Foot Locker, Inc.	39,515	1,252,625
GameStop Corp., Class A * (a)	124,325	3,519,641
Gap, Inc. (The)	104,980	1,183,125
Leslie's, Inc. *	72,924	1,023,853
Lithia Motors, Inc., Class A	13,540	2,682,951
Murphy USA, Inc.	10,568	3,323,742
National Vision Holdings, Inc. *	38,804	1,437,300
Penske Automotive Group, Inc.	12,775	1,425,945
Petco Health & Wellness Co., Inc. * (a)	39,189	412,660
RH *	9,834	2,497,148
Urban Outfitters, Inc. *	29,628	706,924
Victoria's Secret & Co. *	40,866	1,536,562
Warby Parker, Inc., Class A * (a)	30,623	491,499
Williams-Sonoma, Inc.	33,824	4,188,426
		40,250,540
Technology Hardware, Storage & Peripherals — 0.4%
Pure Storage, Inc., Class A *	136,874	4,223,932
Xerox Holdings Corp.	55,097	806,069
		5,030,001
Textiles, Apparel & Luxury Goods — 1.5%
Capri Holdings Ltd. *	67,897	3,101,535
Carter's, Inc.	19,182	1,301,882
Columbia Sportswear Co.	17,409	1,296,971
Crocs, Inc. *	30,325	2,145,494
Deckers Outdoor Corp. *	13,050	4,566,587
INVESTMENTS	SHARES	VALUE($)

Textiles, Apparel & Luxury Goods — continued
Hanesbrands, Inc.	171,642	1,170,598
PVH Corp.	32,938	1,690,378
Ralph Lauren Corp.	21,101	1,955,852
Skechers U.S.A., Inc., Class A *	66,347	2,284,327
Under Armour, Inc., Class A *	92,815	691,472
Under Armour, Inc., Class C *	98,183	644,080
		20,849,176
Thrifts & Mortgage Finance — 0.6%
Essent Group Ltd.	52,975	2,096,751
MGIC Investment Corp.	149,260	2,037,399
New York Community Bancorp, Inc. (a)	229,295	2,134,736
Radian Group, Inc.	79,496	1,659,082
TFS Financial Corp.	23,463	329,655
		8,257,623
Trading Companies & Distributors — 1.2%
Air Lease Corp.	50,729	1,790,226
Beacon Roofing Supply, Inc. *	24,940	1,405,369
Core & Main, Inc., Class A *	35,521	837,585
GATX Corp.	17,364	1,818,185
Herc Holdings, Inc.	12,509	1,471,184
MSC Industrial Direct Co., Inc., Class A	23,282	1,931,940
SiteOne Landscape Supply, Inc. *	22,152	2,566,752
Univar Solutions, Inc. *	82,045	2,090,507
WESCO International, Inc. *	21,990	3,029,562
		16,941,310
Water Utilities — 0.4%
Essential Utilities, Inc.	117,307	5,187,315
Total Common Stocks (Cost $1,463,806,734)		1,381,884,271
Short-Term Investments — 3.2%
Investment Companies — 0.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c) (Cost $7,709,091)	7,709,091	7,709,091
Investment of Cash Collateral from Securities Loaned — 2.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (b) (c)	33,490,848	33,490,848
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)	4,093,018	4,093,018
Total Investment of Cash Collateral from Securities Loaned (Cost $37,581,419)		37,583,866
Total Short-Term Investments (Cost $45,290,510)		45,292,957
Total Investments — 102.6% (Cost $1,509,097,244)		1,427,177,228
Liabilities in Excess of Other Assets — (2.6)%		(36,612,882)
NET ASSETS — 100.0%		1,390,564,346

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $36,819,568.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	32	12/16/2022	USD	7,809,280	499,942

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	135

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.2%
Aerospace & Defense — 1.1%
AAR Corp. *	12,571	557,147
Aerojet Rocketdyne Holdings, Inc. *	28,256	1,369,003
AeroVironment, Inc. *	9,340	854,610
Astra Space, Inc. * (a)	54,120	34,117
Kaman Corp.	10,468	336,023
Kratos Defense & Security Solutions, Inc. *	47,066	521,491
Maxar Technologies, Inc.	27,732	619,533
Parsons Corp. *	12,384	580,562
Triumph Group, Inc. *	24,279	219,725
Virgin Galactic Holdings, Inc. * (a)	84,113	388,602
		5,480,813
Air Freight & Logistics — 0.7%
Air Transport Services Group, Inc. *	21,678	632,998
Atlas Air Worldwide Holdings, Inc. *	9,633	974,282
Forward Air Corp.	10,035	1,062,405
Hub Group, Inc., Class A *	12,701	985,597
		3,655,282
Airlines — 0.4%
Hawaiian Holdings, Inc. *	19,203	277,099
SkyWest, Inc. *	18,904	334,223
Spirit Airlines, Inc.	40,677	894,894
Sun Country Airlines Holdings, Inc. *	12,170	198,128
Wheels Up Experience, Inc. *	63,898	113,099
		1,817,443
Auto Components — 1.0%
American Axle & Manufacturing Holdings, Inc. *	42,807	414,800
Dorman Products, Inc. *	10,571	862,805
Gentherm, Inc. *	12,393	723,999
Holley, Inc. * (a)	18,964	75,477
LCI Industries	9,502	1,008,257
Patrick Industries, Inc.	8,115	370,936
Solid Power, Inc. *	40,443	226,885
Standard Motor Products, Inc.	6,960	263,993
Tenneco, Inc., Class A *	30,687	604,534
XPEL, Inc. * (b)	7,326	506,886
		5,058,572
Automobiles — 0.3%
Canoo, Inc. *	57,057	78,168
Faraday Future Intelligent Electric, Inc. * (a)	43,630	23,564
Fisker, Inc. * (a)	54,706	445,854
Winnebago Industries, Inc.	11,868	708,401
		1,255,987
INVESTMENTS	SHARES	VALUE($)

Banks — 9.9%
1st Source Corp.	6,359	369,839
Amerant Bancorp, Inc.	9,591	288,689
Ameris Bancorp	24,364	1,254,990
Atlantic Union Bankshares Corp.	27,916	964,219
BancFirst Corp.	6,494	622,255
Bancorp, Inc. (The) *	21,134	582,876
Banner Corp.	12,776	955,006
Berkshire Hills Bancorp, Inc.	17,110	500,468
Brookline Bancorp, Inc.	28,657	394,034
Cathay General Bancorp	27,813	1,268,273
Central Pacific Financial Corp.	10,232	209,961
City Holding Co.	5,550	559,717
Columbia Banking System, Inc.	29,391	983,717
Community Bank System, Inc.	20,078	1,253,470
Community Trust Bancorp, Inc.	5,687	268,938
Customers Bancorp, Inc. *	11,397	383,965
CVB Financial Corp.	49,110	1,410,439
Dime Community Bancshares, Inc.	12,114	418,296
Eagle Bancorp, Inc.	11,990	542,907
Eastern Bankshares, Inc.	60,648	1,162,622
Enterprise Financial Services Corp.	13,908	743,661
FB Financial Corp.	13,139	551,312
First Bancorp	13,336	594,386
First BanCorp (Puerto Rico)	70,251	1,109,263
First Busey Corp.	19,191	506,834
First Commonwealth Financial Corp.	34,895	500,394
First Financial Bancorp	35,455	924,312
First Foundation, Inc.	18,964	302,665
First Interstate BancSystem, Inc., Class A	33,932	1,547,639
First Merchants Corp.	22,230	998,127
Flushing Financial Corp.	10,643	209,667
Fulton Financial Corp.	62,543	1,140,159
German American Bancorp, Inc.	10,359	407,005
Heartland Financial USA, Inc.	14,115	696,152
Hilltop Holdings, Inc.	17,133	496,000
Hope Bancorp, Inc.	44,647	605,860
Independent Bank Corp.	17,152	1,492,396
Independent Bank Group, Inc.	13,233	834,870
International Bancshares Corp.	19,773	980,741
Lakeland Financial Corp.	9,473	782,943
Live Oak Bancshares, Inc.	12,297	399,284
National Bank Holdings Corp., Class A	11,240	492,537
NBT Bancorp, Inc.	16,008	758,619
Northwest Bancshares, Inc.	47,414	714,055
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Banks — continued
OFG Bancorp (Puerto Rico)	17,771	495,455
Origin Bancorp, Inc.	10,876	449,505
Pacific Premier Bancorp, Inc.	35,487	1,292,082
Park National Corp.	5,406	797,385
Pathward Financial, Inc.	10,858	456,362
Renasant Corp.	20,909	844,096
S&T Bancorp, Inc.	14,627	553,047
Sandy Spring Bancorp, Inc.	16,683	591,246
Seacoast Banking Corp. of Florida	22,948	709,093
Silvergate Capital Corp., Class A *	11,832	671,584
Simmons First National Corp., Class A	47,951	1,144,590
Southside Bancshares, Inc.	11,396	390,199
Stock Yards Bancorp, Inc.	10,928	854,460
Tompkins Financial Corp.	4,711	390,259
Towne Bank	24,730	814,606
Triumph Bancorp, Inc. *	8,595	442,643
Trustmark Corp.	22,870	836,356
United Community Banks, Inc.	39,634	1,525,909
Veritex Holdings, Inc.	20,173	637,063
Washington Federal, Inc.	24,410	944,667
Washington Trust Bancorp, Inc.	6,418	311,273
WesBanco, Inc.	22,313	902,338
Westamerica BanCorp	10,058	630,938
		48,868,718
Beverages — 0.3%
Coca-Cola Consolidated, Inc.	1,721	838,144
Duckhorn Portfolio, Inc. (The) *	15,927	232,853
MGP Ingredients, Inc.	5,754	644,736
		1,715,733
Biotechnology — 6.3%
Agios Pharmaceuticals, Inc. *	20,487	564,212
Alector, Inc. *	22,832	210,054
Allogene Therapeutics, Inc. *	33,855	348,706
Amicus Therapeutics, Inc. *	93,294	932,940
AnaptysBio, Inc. *	7,386	213,086
Arcus Biosciences, Inc. *	19,417	494,745
Arcutis Biotherapeutics, Inc. *	14,845	262,460
Atara Biotherapeutics, Inc. *	35,262	164,321
Avid Bioservices, Inc. *	23,109	391,466
Avidity Biosciences, Inc. *	19,481	278,189
BioCryst Pharmaceuticals, Inc. *	69,489	927,678
Bridgebio Pharma, Inc. *	39,887	416,021
CareDx, Inc. *	19,977	397,742
INVESTMENTS	SHARES	VALUE($)

Biotechnology — continued
Celldex Therapeutics, Inc. *	17,478	614,002
Coherus Biosciences, Inc. *	24,110	209,757
Cytokinetics, Inc. *	35,181	1,536,002
Deciphera Pharmaceuticals, Inc. *	18,228	295,658
Dynavax Technologies Corp. * (a)	43,954	503,273
Eagle Pharmaceuticals, Inc. *	3,972	124,999
Editas Medicine, Inc. *	25,688	322,384
Emergent BioSolutions, Inc. *	16,585	345,963
Enanta Pharmaceuticals, Inc. *	7,280	328,401
EQRx, Inc. *	85,738	440,693
FibroGen, Inc. *	32,579	530,386
Gossamer Bio, Inc. * (a)	28,789	319,558
GreenLight Biosciences Holdings PBC * (a)	26,704	47,533
IGM Biosciences, Inc. *	3,248	64,960
ImmunityBio, Inc. * (a)	38,893	213,912
Inhibrx, Inc. *	10,072	324,117
Insmed, Inc. *	49,896	864,199
Ironwood Pharmaceuticals, Inc. *	49,821	545,042
iTeos Therapeutics, Inc. *	9,172	178,671
IVERIC bio, Inc. *	41,480	992,202
Karuna Therapeutics, Inc. *	9,993	2,191,865
Keros Therapeutics, Inc. *	6,065	305,312
Krystal Biotech, Inc. *	8,055	616,207
Kura Oncology, Inc. *	22,996	356,898
Kymera Therapeutics, Inc. *	13,761	417,509
Ligand Pharmaceuticals, Inc. *	5,996	525,549
Madrigal Pharmaceuticals, Inc. *	4,536	321,240
Morphic Holding, Inc. *	11,074	310,183
Myovant Sciences Ltd. *	16,134	431,423
Myriad Genetics, Inc. *	30,133	624,958
Organogenesis Holdings, Inc. *	26,413	86,635
PMV Pharmaceuticals, Inc. *	12,103	148,988
Prothena Corp. plc (Ireland) *	13,150	807,936
PTC Therapeutics, Inc. *	26,736	1,011,156
REGENXBIO, Inc. *	14,056	332,706
Replimune Group, Inc. *	11,976	219,879
REVOLUTION Medicines, Inc. *	27,857	564,383
Rocket Pharmaceuticals, Inc. *	18,262	340,769
Roivant Sciences Ltd. *	39,420	202,619
Sage Therapeutics, Inc. *	19,318	727,516
Sana Biotechnology, Inc. *	32,700	189,660
Sangamo Therapeutics, Inc. *	48,558	213,170
SpringWorks Therapeutics, Inc. *	11,827	283,966
Stoke Therapeutics, Inc. *	8,396	124,681
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	137

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Biotechnology — continued
Tango Therapeutics, Inc. *	16,120	129,605
TG Therapeutics, Inc. *	51,573	300,155
Travere Therapeutics, Inc. *	20,556	445,654
Twist Bioscience Corp. *	21,063	691,498
Vaxcyte, Inc. *	22,211	968,622
Veracyte, Inc. *	26,749	537,922
Vericel Corp. *	17,632	473,948
Verve Therapeutics, Inc. *	15,232	574,246
Xencor, Inc. *	22,311	624,708
Zentalis Pharmaceuticals, Inc. *	16,396	411,376
		30,916,274
Building Products — 1.4%
AAON, Inc.	15,693	1,012,042
American Woodmark Corp. *	6,201	281,215
Apogee Enterprises, Inc.	8,281	379,932
Gibraltar Industries, Inc. *	11,821	603,817
Griffon Corp.	17,700	568,878
Janus International Group, Inc. *	29,578	284,836
Masonite International Corp. *	8,322	595,273
Quanex Building Products Corp.	12,450	275,892
Resideo Technologies, Inc. *	54,442	1,285,920
Tecnoglass, Inc.	7,484	153,646
Zurn Elkay Water Solutions Corp.	54,467	1,279,430
		6,720,881
Capital Markets — 2.0%
AssetMark Financial Holdings, Inc. *	7,992	165,514
B. Riley Financial, Inc. (a)	5,919	240,785
BGC Partners, Inc., Class A	122,349	484,502
Blucora, Inc. *	17,842	393,059
Brightsphere Investment Group, Inc.	12,076	227,270
Cohen & Steers, Inc.	9,283	558,465
Focus Financial Partners, Inc., Class A *	21,521	748,716
Freedom Holding Corp. (Kazakhstan) *	6,229	345,460
Hamilton Lane, Inc., Class A	13,100	783,642
Moelis & Co., Class A	23,945	1,016,705
Open Lending Corp., Class A *	39,152	280,720
Piper Sandler Cos.	5,123	655,590
PJT Partners, Inc., Class A	9,053	673,543
StepStone Group, Inc., Class A	17,895	528,260
StoneX Group, Inc. *	6,437	600,701
TPG, Inc.	19,100	587,325
Victory Capital Holdings, Inc., Class A	10,231	295,881
Virtu Financial, Inc., Class A	35,812	801,473
INVESTMENTS	SHARES	VALUE($)

Capital Markets — continued
Virtus Investment Partners, Inc.	2,555	438,157
WisdomTree Investments, Inc.	41,632	226,062
		10,051,830
Chemicals — 2.1%
AdvanSix, Inc.	10,467	380,790
Amyris, Inc. * (a)	85,280	239,637
Aspen Aerogels, Inc. *	11,184	141,813
Ecovyst, Inc. *	26,061	259,307
HB Fuller Co.	19,868	1,384,998
Innospec, Inc.	9,266	926,507
Kronos Worldwide, Inc.	8,200	77,900
Livent Corp. *	66,985	2,114,716
LSB Industries, Inc. *	14,305	252,197
Mativ Holdings, Inc.	20,431	485,032
Minerals Technologies, Inc.	12,182	670,132
Perimeter Solutions SA *	57,132	456,485
PureCycle Technologies, Inc. * (a)	49,496	409,332
Quaker Chemical Corp.	5,092	828,163
Stepan Co.	7,919	827,060
Trinseo plc	13,069	245,959
Tronox Holdings plc, Class A	42,707	512,484
		10,212,512
Commercial Services & Supplies — 2.2%
ABM Industries, Inc.	24,959	1,110,925
ACCO Brands Corp.	35,225	162,035
ACV Auctions, Inc., Class A *	43,050	392,616
Aurora Innovation, Inc. * (a)	135,302	278,722
Brady Corp., Class A	17,446	798,154
BrightView Holdings, Inc. *	14,248	127,092
Casella Waste Systems, Inc., Class A *	18,942	1,549,645
Cimpress plc (Ireland) *	7,324	170,503
CoreCivic, Inc., REIT *	43,953	460,188
Deluxe Corp.	16,099	295,900
GEO Group, Inc. (The), REIT * (a)	46,373	392,316
Harsco Corp. *	29,684	157,028
Healthcare Services Group, Inc.	27,673	386,315
HNI Corp.	15,448	447,838
Interface, Inc.	21,961	248,379
KAR Auction Services, Inc. *	43,288	628,975
Matthews International Corp., Class A	11,439	307,480
MillerKnoll, Inc.	28,342	600,284
Montrose Environmental Group, Inc. *	10,204	446,731
Pitney Bowes, Inc.	60,430	187,937
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Commercial Services & Supplies — continued
SP Plus Corp. *	8,698	322,087
Steelcase, Inc., Class A	34,479	267,902
UniFirst Corp.	5,642	1,038,184
		10,777,236
Communications Equipment — 1.1%
ADTRAN Holdings, Inc.	26,329	591,349
Calix, Inc. *	21,213	1,562,125
CommScope Holding Co., Inc. *	77,803	1,030,112
Extreme Networks, Inc. *	48,304	866,574
Infinera Corp. *	70,531	395,679
NETGEAR, Inc. *	10,739	211,021
NetScout Systems, Inc. *	25,378	911,578
		5,568,438
Construction & Engineering — 1.8%
Ameresco, Inc., Class A *	12,644	764,709
Arcosa, Inc.	18,072	1,160,222
Comfort Systems USA, Inc.	13,370	1,648,254
Dycom Industries, Inc. *	11,042	1,304,944
Fluor Corp. *	53,098	1,606,746
Granite Construction, Inc.	16,473	555,634
MYR Group, Inc. *	6,224	544,662
NV5 Global, Inc. *	4,649	673,873
Primoris Services Corp.	19,886	401,498
		8,660,542
Construction Materials — 0.2%
Summit Materials, Inc., Class A *	44,209	1,164,907
Consumer Finance — 0.8%
Atlanticus Holdings Corp. *	1,786	51,008
Encore Capital Group, Inc. *	8,926	454,512
Enova International, Inc. *	11,962	448,455
Green Dot Corp., Class A *	17,876	340,180
LendingClub Corp. *	38,736	412,151
LendingTree, Inc. *	4,061	102,459
Navient Corp.	41,355	626,115
Nelnet, Inc., Class A	6,746	601,001
PRA Group, Inc. *	14,565	487,928
PROG Holdings, Inc. *	18,860	311,567
World Acceptance Corp. *	1,363	110,703
		3,946,079
Containers & Packaging — 0.5%
Greif, Inc., Class A	9,949	658,723
Myers Industries, Inc.	13,630	276,553
INVESTMENTS	SHARES	VALUE($)

Containers & Packaging — continued
O-I Glass, Inc. *	58,193	949,128
Pactiv Evergreen, Inc.	14,611	159,406
Ranpak Holdings Corp. *	14,772	56,133
TriMas Corp.	15,695	358,631
		2,458,574
Diversified Consumer Services — 0.9%
2U, Inc. *	28,957	179,244
Adtalem Global Education, Inc. *	16,894	704,480
Duolingo, Inc. *	9,268	758,493
European Wax Center, Inc., Class A	9,448	135,862
Laureate Education, Inc., Class A	41,229	521,135
OneSpaWorld Holdings Ltd. (Bahamas) *	22,061	200,093
Rover Group, Inc. *	36,202	158,927
Strategic Education, Inc.	8,378	578,082
Stride, Inc. *	15,185	508,850
Udemy, Inc. *	24,204	352,168
Vivint Smart Home, Inc. *	16,697	127,732
WW International, Inc. *	19,989	90,350
		4,315,416
Diversified Financial Services — 0.4%
Cannae Holdings, Inc. *	27,853	645,075
Compass Diversified Holdings	23,053	490,568
Jackson Financial, Inc., Class A	22,516	863,714
		1,999,357
Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	15,943	837,167
EchoStar Corp., Class A *	13,262	250,254
Globalstar, Inc. *	262,486	569,594
Liberty Latin America Ltd., Class A (Chile) *	14,092	109,636
Liberty Latin America Ltd., Class C (Chile) *	55,609	433,194
		2,199,845
Electric Utilities — 0.4%
MGE Energy, Inc.	13,513	920,100
Otter Tail Corp.	15,558	1,048,921
		1,969,021
Electrical Equipment — 1.4%
Array Technologies, Inc. *	52,244	945,616
AZZ, Inc.	9,265	372,453
Blink Charging Co. * (a)	15,200	224,960
Encore Wire Corp.	7,149	983,631
Energy Vault Holdings, Inc. * (a)	25,093	80,799
Enovix Corp. *	40,985	773,387
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	139

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Electrical Equipment — continued
ESS Tech, Inc. *	20,560	86,969
FREYR Battery SA (Norway) * (a)	30,092	400,525
FuelCell Energy, Inc. * (a)	144,480	450,778
SES AI Corp. *	53,464	321,319
Shoals Technologies Group, Inc., Class A *	39,485	912,498
Stem, Inc. *	54,179	736,834
Tritium DCFC Ltd. (Australia) *	42,496	86,692
Vicor Corp. *	8,310	396,969
		6,773,430
Electronic Equipment, Instruments & Components — 3.0%
908 Devices, Inc. *	8,144	130,223
Advanced Energy Industries, Inc.	13,963	1,098,190
Aeva Technologies, Inc. *	39,069	78,138
Badger Meter, Inc.	10,937	1,230,194
Benchmark Electronics, Inc.	13,138	372,988
CTS Corp.	11,909	470,644
ePlus, Inc. *	10,051	489,685
Fabrinet (Thailand) *	13,747	1,572,657
FARO Technologies, Inc. *	6,831	199,533
Insight Enterprises, Inc. *	11,408	1,078,170
Itron, Inc. *	16,870	824,774
Knowles Corp. *	34,248	470,910
Lightwave Logic, Inc. * (a)	41,888	354,791
Methode Electronics, Inc.	13,734	566,253
MicroVision, Inc. * (a)	61,860	226,408
Mirion Technologies, Inc. *	45,608	368,513
OSI Systems, Inc. *	5,922	486,670
Ouster, Inc. *	36,670	45,837
PAR Technology Corp. *	10,189	293,239
PC Connection, Inc.	4,223	224,410
Plexus Corp. *	10,358	1,019,227
Sanmina Corp. *	21,603	1,210,848
ScanSource, Inc. *	9,429	292,110
SmartRent, Inc. * (a)	45,817	125,997
TTM Technologies, Inc. *	38,188	584,658
Vishay Intertechnology, Inc.	48,836	1,021,161
		14,836,228
Energy Equipment & Services — 2.6%
Archrock, Inc.	50,015	375,613
Cactus, Inc., Class A	22,654	1,171,665
Core Laboratories NV	17,313	336,911
Dril-Quip, Inc. *	12,844	319,559
Liberty Energy, Inc., Class A *	59,356	1,003,710
INVESTMENTS	SHARES	VALUE($)

Energy Equipment & Services — continued
Nabors Industries Ltd. *	3,343	581,782
NexTier Oilfield Solutions, Inc. *	59,305	597,794
Noble Corp. plc *	37,550	1,353,302
Oceaneering International, Inc. *	37,466	524,149
Patterson-UTI Energy, Inc.	81,028	1,430,144
ProPetro Holding Corp. *	32,753	387,796
RPC, Inc.	31,096	346,098
Tidewater, Inc. *	17,280	585,792
Transocean Ltd. *	242,629	892,875
US Silica Holdings, Inc. *	28,236	406,316
Valaris Ltd. *	22,475	1,504,252
Weatherford International plc *	23,989	999,861
		12,817,619
Entertainment — 0.6%
Cinemark Holdings, Inc. *	40,099	425,450
IMAX Corp. *	17,399	221,489
Liberty Media Corp.-Liberty Braves, Class A *	3,856	122,968
Liberty Media Corp.-Liberty Braves, Class C *	13,823	430,725
Madison Square Garden Entertainment Corp. *	9,709	476,032
Skillz, Inc. * (a)	111,320	114,660
World Wrestling Entertainment, Inc., Class A	16,163	1,275,099
		3,066,423
Equity Real Estate Investment Trusts (REITs) — 4.7%
Acadia Realty Trust	35,477	495,614
Alexander & Baldwin, Inc.	27,168	529,233
Alexander's, Inc.	801	188,147
American Assets Trust, Inc.	19,454	534,596
Apartment Investment and Management Co., Class A	56,859	451,460
Brandywine Realty Trust	64,116	420,601
CareTrust REIT, Inc.	36,260	677,337
CBL & Associates Properties, Inc.	9,153	262,966
Centerspace	5,745	398,128
Corporate Office Properties Trust	42,013	1,119,646
DiamondRock Hospitality Co.	78,824	736,216
Diversified Healthcare Trust	89,362	121,532
Easterly Government Properties, Inc.	33,940	590,217
Elme Communities	32,662	623,518
Empire State Realty Trust, Inc., Class A	49,835	367,284
Essential Properties Realty Trust, Inc.	52,776	1,135,740
Four Corners Property Trust, Inc.	30,442	779,924
Getty Realty Corp.	15,893	500,471
Gladstone Land Corp.	11,890	241,961
Global Net Lease, Inc.	38,749	474,675
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Industrial Logistics Properties Trust	24,448	114,417
InvenTrust Properties Corp.	25,200	635,040
iStar, Inc.	31,905	334,364
LTC Properties, Inc.	15,138	585,386
LXP Industrial Trust	104,598	1,012,509
Macerich Co. (The)	80,264	893,338
Necessity Retail REIT, Inc. (The)	49,805	340,666
NexPoint Residential Trust, Inc.	8,532	389,059
Office Properties Income Trust	18,108	277,052
Paramount Group, Inc.	63,160	408,645
Physicians Realty Trust	84,579	1,273,760
PotlatchDeltic Corp.	30,119	1,339,994
Retail Opportunity Investments Corp.	46,544	673,957
RPT Realty	31,830	296,019
Safehold, Inc.	6,507	190,330
Saul Centers, Inc.	4,818	197,297
Service Properties Trust	61,711	500,476
Summit Hotel Properties, Inc.	39,947	345,142
Tanger Factory Outlet Centers, Inc.	39,005	702,480
Universal Health Realty Income Trust	4,744	230,890
Urban Edge Properties	43,888	619,699
Urstadt Biddle Properties, Inc., Class A	11,271	211,219
Veris Residential, Inc. *	29,613	468,774
Xenia Hotels & Resorts, Inc.	42,734	729,897
		23,419,676
Food & Staples Retailing — 0.9%
Andersons, Inc. (The)	11,895	419,537
Chefs' Warehouse, Inc. (The) *	12,725	466,117
Grocery Outlet Holding Corp. *	32,963	1,139,531
Ingles Markets, Inc., Class A	5,372	506,956
SpartanNash Co.	13,499	482,049
United Natural Foods, Inc. *	21,783	923,817
Weis Markets, Inc.	6,132	574,384
		4,512,391
Food Products — 1.5%
B&G Foods, Inc. (a)	26,783	438,706
Benson Hill, Inc. *	47,652	161,540
Calavo Growers, Inc.	6,629	229,297
Cal-Maine Foods, Inc.	14,185	801,594
Fresh Del Monte Produce, Inc.	11,442	298,407
Hostess Brands, Inc. *	51,010	1,350,745
J & J Snack Foods Corp.	5,592	825,435
Mission Produce, Inc. *	15,052	250,465
INVESTMENTS	SHARES	VALUE($)

Food Products — continued
Simply Good Foods Co. (The) *	31,882	1,221,081
Sovos Brands, Inc. *	14,332	198,642
Tattooed Chef, Inc. * (a)	17,563	83,424
Tootsie Roll Industries, Inc.	6,638	268,109
TreeHouse Foods, Inc. *	18,849	946,974
Utz Brands, Inc.	24,763	401,408
		7,475,827
Gas Utilities — 0.5%
Chesapeake Utilities Corp.	6,628	824,391
Northwest Natural Holding Co.	13,012	625,747
South Jersey Industries, Inc.	27,941	968,714
		2,418,852
Health Care Equipment & Supplies — 3.0%
AtriCure, Inc. *	17,350	730,782
Atrion Corp.	506	303,757
Avanos Medical, Inc. *	17,372	384,790
Axonics, Inc. *	18,361	1,342,924
BioLife Solutions, Inc. *	12,737	299,574
Butterfly Network, Inc. * (a)	53,695	263,106
Cardiovascular Systems, Inc. *	15,241	220,080
CONMED Corp.	11,383	907,567
Embecta Corp.	21,601	667,903
Establishment Labs Holdings, Inc. (Costa Rica) *	8,254	465,443
Glaukos Corp. *	17,787	997,317
Heska Corp. *	3,799	272,616
Inogen, Inc. *	8,547	193,675
Integer Holdings Corp. *	12,377	771,458
iRhythm Technologies, Inc. *	11,221	1,430,565
Meridian Bioscience, Inc. *	16,348	522,646
Merit Medical Systems, Inc. *	21,215	1,458,956
Mesa Laboratories, Inc.	1,867	246,836
Neogen Corp. *	80,760	1,066,032
Outset Medical, Inc. *	17,942	278,819
PROCEPT BioRobotics Corp. * (a)	12,166	552,701
Pulmonx Corp. *	13,925	186,038
Senseonics Holdings, Inc. * (a)	173,938	205,247
Silk Road Medical, Inc. *	13,168	580,445
Treace Medical Concepts, Inc. * (a)	11,803	288,937
Varex Imaging Corp. *	14,910	329,660
		14,967,874
Health Care Providers & Services — 2.0%
1Life Healthcare, Inc. *	62,728	1,072,649
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	141

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — continued
23andMe Holding Co. *	97,076	304,819
AdaptHealth Corp. *	28,650	653,220
Addus HomeCare Corp. *	6,011	615,647
Agiliti, Inc. *	12,443	217,379
Alignment Healthcare, Inc. *	30,791	407,673
Brookdale Senior Living, Inc. *	69,803	312,019
Cano Health, Inc. *	65,003	232,711
Castle Biosciences, Inc. *	9,236	235,703
Clover Health Investments Corp. *	121,737	192,345
Community Health Systems, Inc. *	46,818	134,368
CorVel Corp. *	3,445	565,703
Fulgent Genetics, Inc. *	7,578	300,316
Hims & Hers Health, Inc. *	45,308	205,698
Invitae Corp. * (a)	82,644	213,222
ModivCare, Inc. *	4,726	459,556
National HealthCare Corp.	5,093	310,266
National Research Corp.	5,277	214,932
OPKO Health, Inc. *	152,896	290,502
Owens & Minor, Inc.	28,495	484,415
Pediatrix Medical Group, Inc. *	31,523	611,546
RadNet, Inc. *	18,203	348,041
Select Medical Holdings Corp.	38,587	990,914
Sema4 Holdings Corp. *	100,094	103,097
US Physical Therapy, Inc.	4,858	431,390
		9,908,131
Health Care Technology — 0.8%
Allscripts Healthcare Solutions, Inc. *	41,402	608,609
American Well Corp., Class A *	89,920	367,773
Evolent Health, Inc., Class A *	31,174	991,645
GoodRx Holdings, Inc., Class A *	28,699	154,114
Health Catalyst, Inc. *	20,448	180,351
HealthStream, Inc. *	9,025	222,917
NextGen Healthcare, Inc. *	20,590	412,624
Phreesia, Inc. *	19,524	533,396
Schrodinger, Inc. *	19,935	477,842
Sharecare, Inc. *	118,521	227,560
		4,176,831
Hotels, Restaurants & Leisure — 2.1%
Bally's Corp. *	10,384	234,055
BJ's Restaurants, Inc. *	8,764	287,897
Bloomin' Brands, Inc.	33,370	801,214
Bowlero Corp. *	12,882	187,562
Brinker International, Inc. *	16,383	547,028
INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — continued
Cheesecake Factory, Inc. (The)	18,151	649,987
Dave & Buster's Entertainment, Inc. *	15,910	634,014
Denny's Corp. *	21,650	245,295
Dine Brands Global, Inc.	5,859	422,375
Dutch Bros, Inc., Class A *	9,607	354,594
Everi Holdings, Inc. *	33,578	637,310
F45 Training Holdings, Inc. *	13,505	45,107
Golden Entertainment, Inc. *	8,204	346,373
Jack in the Box, Inc.	7,870	694,370
Krispy Kreme, Inc. (a)	25,008	358,865
Monarch Casino & Resort, Inc. *	4,942	392,444
Papa John's International, Inc.	12,020	873,013
Portillo's, Inc., Class A *	10,742	230,309
Red Rock Resorts, Inc., Class A	18,564	773,191
Shake Shack, Inc., Class A *	13,941	774,701
Sonder Holdings, Inc. *	52,823	115,682
Sweetgreen, Inc., Class A * (a)	27,820	517,452
Vacasa, Inc., Class A *	30,506	111,347
		10,234,185
Household Durables — 2.2%
Cavco Industries, Inc. *	3,089	700,184
Century Communities, Inc.	10,735	477,815
GoPro, Inc., Class A *	48,388	263,715
Installed Building Products, Inc.	8,808	757,488
iRobot Corp. * (a)	10,176	574,944
KB Home	31,571	909,876
La-Z-Boy, Inc.	16,217	401,695
LGI Homes, Inc. *	7,653	704,459
M/I Homes, Inc. *	10,376	430,500
MDC Holdings, Inc.	21,274	648,006
Meritage Homes Corp. *	13,666	1,040,803
Skyline Champion Corp. *	19,773	1,150,986
Snap One Holdings Corp. *	6,520	77,718
Sonos, Inc. *	47,553	766,554
Taylor Morrison Home Corp. *	42,474	1,118,765
Tri Pointe Homes, Inc. *	37,983	636,215
Tupperware Brands Corp. *	14,456	111,745
Vizio Holding Corp., Class A *	20,915	234,248
		11,005,716
Household Products — 0.3%
Central Garden & Pet Co. *	3,636	150,058
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Household Products — continued
Central Garden & Pet Co., Class A *	15,491	606,318
WD-40 Co.	5,092	815,534
		1,571,910
Independent Power and Renewable Electricity Producers — 0.3%
Altus Power, Inc. *	13,205	131,522
Clearway Energy, Inc.	12,931	418,059
Clearway Energy, Inc., Class C	30,718	1,067,143
		1,616,724
Insurance — 1.8%
American Equity Investment Life Holding Co.	26,527	1,142,783
AMERISAFE, Inc.	7,207	420,961
Argo Group International Holdings Ltd.	13,087	325,474
BRP Group, Inc., Class A *	22,513	638,244
Employers Holdings, Inc.	10,203	444,953
Genworth Financial, Inc., Class A *	188,241	879,085
Goosehead Insurance, Inc., Class A *	7,671	318,423
Hagerty, Inc., Class A *	11,707	106,417
Hippo Holdings, Inc. *	5,648	97,597
Horace Mann Educators Corp.	15,283	603,067
James River Group Holdings Ltd.	13,997	353,704
Lemonade, Inc. * (a)	16,747	405,277
Oscar Health, Inc., Class A *	40,755	152,016
Palomar Holdings, Inc. *	9,434	839,249
ProAssurance Corp.	20,167	447,909
Safety Insurance Group, Inc.	5,508	478,921
SiriusPoint Ltd. (Bermuda) *	31,750	203,835
Stewart Information Services Corp.	10,131	394,704
Trupanion, Inc. * (a)	13,095	660,905
		8,913,524
Interactive Media & Services — 0.4%
Cars.com, Inc. *	23,585	327,360
Eventbrite, Inc., Class A *	30,122	197,901
fuboTV, Inc. * (a)	69,245	253,437
MediaAlpha, Inc., Class A *	8,499	93,319
Shutterstock, Inc.	9,006	450,570
System1, Inc. *	7,784	40,321
Vimeo, Inc. *	58,665	222,927
ZipRecruiter, Inc., Class A *	21,252	356,396
		1,942,231
Internet & Direct Marketing Retail — 0.4%
BARK, Inc. *	38,867	71,127
Boxed, Inc. *	21,402	10,699
INVESTMENTS	SHARES	VALUE($)

Internet & Direct Marketing Retail — continued
ContextLogic, Inc., Class A *	188,897	147,906
Overstock.com, Inc. *	17,076	397,017
Qurate Retail, Inc.	127,096	297,405
Revolve Group, Inc. *	15,220	365,280
Stitch Fix, Inc., Class A *	27,218	108,872
Vivid Seats, Inc., Class A *	8,893	72,922
Xometry, Inc., Class A *	10,997	660,480
		2,131,708
IT Services — 2.7%
AvidXchange Holdings, Inc. *	49,600	451,360
BigCommerce Holdings, Inc. *	22,760	338,214
Conduent, Inc. *	62,094	255,827
Core Scientific, Inc. * (a)	96,388	19,278
CSG Systems International, Inc.	11,989	775,329
Cyxtera Technologies, Inc. *	20,686	50,060
EVERTEC, Inc. (Puerto Rico)	24,655	882,896
Fastly, Inc., Class A *	41,558	352,827
Grid Dynamics Holdings, Inc. *	17,605	239,604
Kyndryl Holdings, Inc. *	76,270	737,531
Marqeta, Inc., Class A *	149,899	1,181,204
Paya Holdings, Inc. *	32,575	261,903
Payoneer Global, Inc. *	73,796	571,919
Perficient, Inc. *	12,932	866,056
Repay Holdings Corp. *	28,250	172,042
Sabre Corp. *	122,646	712,573
Shift4 Payments, Inc., Class A *	19,094	877,751
Squarespace, Inc., Class A *	15,684	348,342
TaskUS, Inc., Class A (Philippines) *	9,891	199,699
Toast, Inc., Class A *	112,536	2,485,920
TTEC Holdings, Inc.	7,055	313,736
Unisys Corp. *	25,332	215,322
Verra Mobility Corp. *	53,238	908,773
		13,218,166
Leisure Products — 0.5%
Acushnet Holdings Corp.	12,234	569,738
Latham Group, Inc. *	15,755	69,637
Malibu Boats, Inc., Class A *	7,661	405,267
Smith & Wesson Brands, Inc.	17,101	193,070
Sturm Ruger & Co., Inc.	6,602	370,570
Vista Outdoor, Inc. *	21,124	613,441
		2,221,723
Life Sciences Tools & Services — 0.7%
AbCellera Biologics, Inc. (Canada) *	77,788	920,232
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	143

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Life Sciences Tools & Services — continued
Adaptive Biotechnologies Corp. *	41,114	319,867
Codexis, Inc. *	24,477	137,561
CryoPort, Inc. *	18,121	503,039
NanoString Technologies, Inc. *	15,984	167,192
NeoGenomics, Inc. *	47,011	357,519
Pacific Biosciences of California, Inc. *	77,300	652,412
Quanterix Corp. *	12,853	142,283
SomaLogic, Inc. *	55,860	193,834
		3,393,939
Machinery — 4.3%
3D Systems Corp. *	48,685	429,889
Alamo Group, Inc.	3,847	585,052
Albany International Corp., Class A	11,622	1,064,808
Altra Industrial Motion Corp.	24,315	1,462,304
Astec Industries, Inc.	8,546	373,033
Barnes Group, Inc.	18,878	667,715
Desktop Metal, Inc., Class A * (a)	87,268	220,788
Enerpac Tool Group Corp.	21,728	552,108
EnPro Industries, Inc.	7,772	827,718
ESCO Technologies, Inc.	9,663	832,661
Federal Signal Corp.	22,658	1,056,996
Franklin Electric Co., Inc.	14,531	1,190,670
Gorman-Rupp Co. (The)	8,482	230,201
Greenbrier Cos., Inc. (The)	12,180	430,076
Helios Technologies, Inc.	12,163	689,520
Hillenbrand, Inc.	25,958	1,146,824
Hillman Solutions Corp. *	45,039	351,755
Hyzon Motors, Inc. * (a)	32,426	61,934
John Bean Technologies Corp.	11,907	1,085,918
Kadant, Inc.	4,357	775,328
Lindsay Corp.	4,102	694,469
Markforged Holding Corp. *	33,104	72,167
Microvast Holdings, Inc. *	70,099	171,743
Mueller Industries, Inc.	21,181	1,326,778
Mueller Water Products, Inc., Class A	58,544	684,965
Omega Flex, Inc.	1,131	106,766
Proterra, Inc. *	72,345	451,433
Proto Labs, Inc. *	10,276	392,440
SPX Technologies, Inc. *	16,898	1,112,564
Standex International Corp.	4,470	442,753
Tennant Co.	6,946	404,604
Terex Corp.	25,337	1,027,162
INVESTMENTS	SHARES	VALUE($)

Machinery — continued
Velo3D, Inc. * (a)	22,804	89,848
Wabash National Corp.	18,143	392,796
		21,405,786
Marine — 0.2%
Matson, Inc.	14,566	1,071,766
Media — 0.8%
Advantage Solutions, Inc. *	34,516	116,664
AMC Networks, Inc., Class A *	10,455	235,342
Cardlytics, Inc. *	12,293	115,923
Clear Channel Outdoor Holdings, Inc. *	177,938	254,451
EW Scripps Co. (The), Class A *	21,639	307,057
Gray Television, Inc.	31,958	452,206
iHeartMedia, Inc., Class A *	39,064	323,450
Magnite, Inc. *	43,719	318,712
Scholastic Corp.	11,293	430,715
Sinclair Broadcast Group, Inc., Class A	16,357	291,318
TechTarget, Inc. *	10,145	654,860
Thryv Holdings, Inc. *	11,455	234,369
WideOpenWest, Inc. *	19,342	265,179
		4,000,246
Metals & Mining — 1.7%
Alpha Metallurgical Resources, Inc.	5,890	994,527
Arconic Corp. *	38,366	796,478
ATI, Inc. *	48,545	1,444,699
Carpenter Technology Corp.	18,043	674,808
Century Aluminum Co. *	19,120	137,855
Coeur Mining, Inc. *	104,962	396,757
Hecla Mining Co.	209,454	957,205
Kaiser Aluminum Corp.	5,955	481,105
Materion Corp.	7,669	657,310
Piedmont Lithium, Inc. *	6,110	380,164
Ryerson Holding Corp.	7,753	260,113
Schnitzer Steel Industries, Inc., Class A	9,570	258,294
Warrior Met Coal, Inc.	19,302	716,876
		8,156,191
Mortgage Real Estate Investment Trusts (REITs) — 1.4%
Apollo Commercial Real Estate Finance, Inc.	48,336	544,263
Arbor Realty Trust, Inc.	63,643	876,364
ARMOUR Residential REIT, Inc. (a)	42,838	227,898
Brightspire Capital, Inc.	35,662	273,884
Broadmark Realty Capital, Inc.	49,652	288,975
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	32,694	888,623
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Mortgage Real Estate Investment Trusts (REITs) — continued
Invesco Mortgage Capital, Inc. (a)	12,341	144,513
KKR Real Estate Finance Trust, Inc.	21,739	378,694
Ladder Capital Corp.	42,181	450,071
MFA Financial, Inc.	33,855	337,193
New York Mortgage Trust, Inc.	141,157	379,712
PennyMac Mortgage Investment Trust	33,845	469,430
Ready Capital Corp.	38,050	461,166
Redwood Trust, Inc.	43,634	311,111
TPG RE Finance Trust, Inc.	22,851	193,548
Two Harbors Investment Corp.	128,721	458,247
		6,683,692
Multiline Retail — 0.1%
Big Lots, Inc.	10,807	203,928
Franchise Group, Inc.	10,558	320,435
		524,363
Multi-Utilities — 0.2%
NorthWestern Corp.	20,984	1,108,585
Oil, Gas & Consumable Fuels — 4.5%
Arch Resources, Inc.	6,933	1,055,827
Archaea Energy, Inc. *	27,338	705,594
Brigham Minerals, Inc., Class A	20,074	622,294
California Resources Corp.	28,169	1,270,704
Callon Petroleum Co. *	19,141	841,438
Chord Energy Corp.	15,493	2,371,822
Clean Energy Fuels Corp. *	65,605	440,210
Comstock Resources, Inc. *	33,983	638,201
CONSOL Energy, Inc.	12,249	771,932
CVR Energy, Inc.	10,895	425,559
Delek US Holdings, Inc.	26,545	787,325
Denbury, Inc. *	18,580	1,698,398
Gevo, Inc. *	87,884	197,739
Green Plains, Inc. *	21,709	627,173
Gulfport Energy Corp. *	4,342	388,652
Kosmos Energy Ltd. (Ghana) *	170,352	1,105,584
Laredo Petroleum, Inc. *	6,393	413,307
Magnolia Oil & Gas Corp., Class A	62,810	1,612,961
Northern Oil and Gas, Inc.	25,658	875,964
PBF Energy, Inc., Class A *	40,097	1,774,292
Peabody Energy Corp. *	43,557	1,041,012
Permian Resources Corp. *	75,635	738,954
Talos Energy, Inc. *	24,367	518,530
INVESTMENTS	SHARES	VALUE($)

Oil, Gas & Consumable Fuels — continued
Tellurian, Inc. *	191,245	516,361
World Fuel Services Corp.	23,139	589,813
		22,029,646
Paper & Forest Products — 0.2%
Mercer International, Inc. (Germany)	15,085	202,441
Sylvamo Corp.	12,367	595,718
		798,159
Personal Products — 0.7%
Edgewell Personal Care Co.	19,366	758,954
elf Beauty, Inc. *	18,610	805,069
Inter Parfums, Inc.	6,666	539,146
Medifast, Inc.	4,116	481,531
Nu Skin Enterprises, Inc., Class A	18,828	719,041
USANA Health Sciences, Inc. *	4,159	218,389
		3,522,130
Pharmaceuticals — 1.5%
Aclaris Therapeutics, Inc. *	19,185	299,478
Amneal Pharmaceuticals, Inc. *	37,344	82,157
Amphastar Pharmaceuticals, Inc. *	14,286	441,437
Arvinas, Inc. *	18,094	899,453
Axsome Therapeutics, Inc. *	11,899	537,240
Cassava Sciences, Inc. * (a)	14,086	513,294
CinCor Pharma, Inc. * (a)	7,010	235,816
Corcept Therapeutics, Inc. *	35,621	1,018,761
DICE Therapeutics, Inc. *	12,317	437,377
Harmony Biosciences Holdings, Inc. *	11,052	574,704
Innoviva, Inc. *	23,445	317,914
Nektar Therapeutics *	70,032	263,320
NGM Biopharmaceuticals, Inc. *	13,815	73,772
Reata Pharmaceuticals, Inc., Class A *	10,388	334,494
Revance Therapeutics, Inc. *	30,307	676,149
Supernus Pharmaceuticals, Inc. *	19,990	685,057
		7,390,423
Professional Services — 1.1%
CBIZ, Inc. *	19,217	953,932
First Advantage Corp. *	21,760	305,728
Forrester Research, Inc. *	4,187	177,194
HireRight Holdings Corp. *	7,125	95,902
Huron Consulting Group, Inc. *	7,765	571,737
ICF International, Inc.	6,328	757,019
Kelly Services, Inc., Class A	12,927	211,227
Kforce, Inc.	7,441	470,792
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	145

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Professional Services — continued
Korn Ferry	20,406	1,134,369
Planet Labs PBC *	71,228	373,947
Sterling Check Corp. *	8,643	168,798
TrueBlue, Inc. *	12,216	240,167
		5,460,812
Real Estate Management & Development — 0.5%
Anywhere Real Estate, Inc. *	42,743	317,580
Doma Holdings, Inc. *	42,772	23,208
Forestar Group, Inc. *	6,692	77,493
Kennedy-Wilson Holdings, Inc.	43,770	727,020
Marcus & Millichap, Inc.	9,409	346,628
Newmark Group, Inc., Class A	48,361	396,077
Offerpad Solutions, Inc. * (a)	30,365	29,591
Redfin Corp. *	40,530	194,949
St. Joe Co. (The)	12,767	453,611
		2,566,157
Road & Rail — 0.5%
ArcBest Corp.	9,165	727,976
Heartland Express, Inc.	17,404	258,972
Marten Transport Ltd.	21,495	403,461
Schneider National, Inc., Class B	13,842	307,846
Werner Enterprises, Inc.	22,041	864,007
		2,562,262
Semiconductors & Semiconductor Equipment — 2.3%
ACM Research, Inc., Class A *	15,386	98,470
Axcelis Technologies, Inc. *	12,345	716,010
Cohu, Inc. *	18,024	593,350
Credo Technology Group Holding Ltd. *	33,739	463,574
Diodes, Inc. *	16,997	1,218,175
FormFactor, Inc. *	28,826	582,573
Ichor Holdings Ltd. *	10,742	273,277
Impinj, Inc. * (a)	7,846	899,387
indie Semiconductor, Inc., Class A (China) *	24,041	188,001
Kulicke & Soffa Industries, Inc. (Singapore)	21,701	910,140
MACOM Technology Solutions Holdings, Inc. *	19,097	1,105,143
MaxLinear, Inc. *	26,930	831,598
Navitas Semiconductor Corp. * (a)	28,658	120,650
Onto Innovation, Inc. *	18,565	1,240,885
Rambus, Inc. *	41,305	1,245,759
Rigetti Computing, Inc. *	27,133	56,979
Ultra Clean Holdings, Inc. *	16,978	528,186
Veeco Instruments, Inc. *	19,217	350,326
		11,422,483
INVESTMENTS	SHARES	VALUE($)

Software — 3.8%
8x8, Inc. *	44,832	189,639
Adeia, Inc.	38,940	435,349
Alarm.com Holdings, Inc. *	18,587	1,093,659
Altair Engineering, Inc., Class A *	19,509	956,916
Amplitude, Inc., Class A *	19,305	324,324
Appfolio, Inc., Class A *	6,936	869,566
Appian Corp., Class A *	15,303	747,092
Avaya Holdings Corp. *	32,457	51,282
AvePoint, Inc. *	31,849	139,180
Braze, Inc., Class A * (a)	11,357	336,281
BTRS Holdings, Inc., Class 1 *	32,399	305,847
C3.ai, Inc., Class A *	30,712	402,634
Cerence, Inc. *	14,719	253,167
Confluent, Inc., Class A *	52,761	1,418,216
Consensus Cloud Solutions, Inc. *	6,594	370,187
CS Disco, Inc. *	6,356	68,136
Dave, Inc. *	55,928	17,578
Domo, Inc., Class B *	11,383	201,138
E2open Parent Holdings, Inc. *	64,314	374,951
Ebix, Inc. (a)	8,777	173,697
Embark Technology, Inc. *	5,164	31,191
Enfusion, Inc., Class A *	4,757	67,407
Everbridge, Inc. *	14,848	465,188
Freshworks, Inc., Class A *	54,332	738,372
Gitlab, Inc., Class A *	20,034	970,848
HashiCorp, Inc., Class A *	14,743	453,052
Intapp, Inc. *	5,579	125,304
InterDigital, Inc.	11,085	552,809
LivePerson, Inc. *	25,950	274,292
Marathon Digital Holdings, Inc. * (a)	41,472	543,698
Matterport, Inc. *	81,659	284,990
MeridianLink, Inc. *	7,549	135,882
Momentive Global, Inc. *	47,442	368,150
N-Able, Inc. *	24,919	269,873
PagerDuty, Inc. *	29,869	744,933
Progress Software Corp.	16,243	828,880
PROS Holdings, Inc. *	15,238	380,188
Q2 Holdings, Inc. *	21,417	664,784
Riot Blockchain, Inc. *	50,581	348,503
Samsara, Inc., Class A *	30,449	374,827
Sprinklr, Inc., Class A *	21,913	202,695
Sumo Logic, Inc. *	39,358	303,450
Telos Corp. *	19,955	211,523
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — continued
Zeta Global Holdings Corp., Class A *	46,099	384,466
Zuora, Inc., Class A *	45,293	348,303
		18,802,447
Specialty Retail — 2.2%
Aaron's Co., Inc. (The)	11,502	119,851
Abercrombie & Fitch Co., Class A *	18,852	331,418
Academy Sports & Outdoors, Inc.	31,802	1,400,242
Arko Corp.	27,374	280,583
Asbury Automotive Group, Inc. *	8,271	1,304,750
Bed Bath & Beyond, Inc. * (a)	25,997	118,806
Boot Barn Holdings, Inc. *	11,140	632,752
Buckle, Inc. (The)	11,043	434,321
Camping World Holdings, Inc., Class A (a)	14,858	413,498
Children's Place, Inc. (The) *	4,925	199,364
Designer Brands, Inc., Class A	21,061	320,759
Group 1 Automotive, Inc.	5,899	1,020,527
Guess?, Inc.	12,470	211,741
Monro, Inc.	12,031	574,480
ODP Corp. (The) *	15,988	632,645
Rent-A-Center, Inc.	19,911	415,144
Sally Beauty Holdings, Inc. *	39,991	508,286
Signet Jewelers Ltd.	17,382	1,134,002
Sleep Number Corp. *	8,209	227,718
Sonic Automotive, Inc., Class A	6,921	323,557
Zumiez, Inc. *	5,818	130,498
		10,734,942
Technology Hardware, Storage & Peripherals — 0.4%
Avid Technology, Inc. *	12,678	348,518
Corsair Gaming, Inc. *	14,321	197,630
IonQ, Inc. * (a)	56,273	331,448
Super Micro Computer, Inc. *	16,878	1,174,540
		2,052,136
Textiles, Apparel & Luxury Goods — 0.7%
G-III Apparel Group Ltd. *	16,221	316,309
Kontoor Brands, Inc.	18,421	657,630
Levi Strauss & Co., Class A	36,979	553,206
Oxford Industries, Inc.	5,594	569,078
Steven Madden Ltd.	27,753	828,982
Wolverine World Wide, Inc.	29,423	504,016
		3,429,221
Thrifts & Mortgage Finance — 1.5%
Axos Financial, Inc. *	19,882	774,603
INVESTMENTS	SHARES	VALUE($)

Thrifts & Mortgage Finance — continued
Capitol Federal Financial, Inc.	48,257	394,742
Columbia Financial, Inc. *	12,387	254,429
Kearny Financial Corp.	25,661	260,202
Merchants Bancorp	9,503	227,597
Mr. Cooper Group, Inc. *	26,776	1,057,384
NMI Holdings, Inc., Class A *	31,652	694,128
Northfield Bancorp, Inc.	15,920	255,357
PennyMac Financial Services, Inc.	11,762	627,150
Provident Financial Services, Inc.	28,041	628,679
Rocket Cos., Inc., Class A (a)	43,154	297,763
Walker & Dunlop, Inc.	11,481	1,032,831
WSFS Financial Corp.	23,737	1,105,195
		7,610,060
Tobacco — 0.2%
Turning Point Brands, Inc.	5,799	136,624
Universal Corp.	9,192	465,207
Vector Group Ltd.	49,172	522,207
		1,124,038
Trading Companies & Distributors — 1.7%
Applied Industrial Technologies, Inc.	14,368	1,787,092
Boise Cascade Co.	14,743	984,390
Custom Truck One Source, Inc. * (a)	23,176	160,610
Global Industrial Co.	6,095	193,455
GMS, Inc. *	15,937	752,226
H&E Equipment Services, Inc.	12,568	474,568
McGrath RentCorp	9,110	856,796
NOW, Inc. *	41,424	527,328
Rush Enterprises, Inc., Class A	16,024	799,437
Triton International Ltd. (Bermuda)	23,177	1,406,612
Veritiv Corp. *	5,217	606,528
		8,549,042
Water Utilities — 0.8%
American States Water Co.	13,810	1,249,252
California Water Service Group	20,313	1,260,625
Middlesex Water Co.	6,580	588,713
SJW Group	9,945	702,913
		3,801,503
Wireless Telecommunication Services — 0.3%
Gogo, Inc. *	24,528	348,788
Shenandoah Telecommunications Co.	18,715	424,082
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	147

JPMorgan BetaBuilders U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Wireless Telecommunication Services — continued
Telephone and Data Systems, Inc.	37,420	636,140
United States Cellular Corp. *	5,305	165,357
		1,574,367
Total Common Stocks (Cost $543,796,972)		485,817,025
	NO. OF RIGHTS
Rights — 0.0% ^
Pharmaceuticals — 0.0% ^
Zogenix, Inc., CVR ‡ *(Cost $—)	14,091	9,582
	SHARES
Short-Term Investments — 4.0%
Investment Companies — 1.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d) (Cost $8,224,756)	8,224,756	8,224,756
Investment of Cash Collateral from Securities Loaned — 2.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	10,003,601	10,003,601
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	1,618,100	1,618,100
Total Investment of Cash Collateral from Securities Loaned (Cost $11,617,499)		11,621,701
Total Short-Term Investments (Cost $19,842,255)		19,846,457
Total Investments — 102.2% (Cost $563,639,227)		505,673,064
Liabilities in Excess of Other Assets — (2.2)%		(10,910,804)
NET ASSETS — 100.0%		494,762,260

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $11,082,834.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	93	12/16/2022	USD	8,616,915	293,417

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.7%
Aerospace & Defense — 0.2%
L3Harris Technologies, Inc.	190	46,829
Air Freight & Logistics — 0.3%
CH Robinson Worldwide, Inc.	141	13,779
Expeditors International of Washington, Inc.	189	18,494
United Parcel Service, Inc., Class B	211	35,399
		67,672
Auto Components — 0.2%
Aptiv plc *	313	28,505
BorgWarner, Inc.	273	10,246
		38,751
Automobiles — 2.0%
Ford Motor Co.	1,001	13,383
Harley-Davidson, Inc.	148	6,364
Tesla, Inc. *	1,707	388,411
		408,158
Banks — 2.5%
Bank of America Corp.	5,862	211,267
Citigroup, Inc.	2,242	102,818
Fifth Third Bancorp	781	27,874
PNC Financial Services Group, Inc. (The)	475	76,869
Regions Financial Corp.	1,073	23,552
SVB Financial Group *	59	13,627
Wells Fargo & Co.	1,494	68,709
		524,716
Beverages — 2.2%
Brown-Forman Corp., Class B	264	17,952
Coca-Cola Co. (The)	3,307	197,924
Keurig Dr Pepper, Inc.	992	38,529
Monster Beverage Corp. *	430	40,299
PepsiCo, Inc.	939	170,504
		465,208
Biotechnology — 2.5%
AbbVie, Inc.	1,449	212,134
Amgen, Inc.	138	37,308
Biogen, Inc. *	128	36,280
Gilead Sciences, Inc.	192	15,064
Incyte Corp. *	208	15,463
Regeneron Pharmaceuticals, Inc. *	113	84,609
Seagen, Inc. *	157	19,964
Vertex Pharmaceuticals, Inc. *	296	92,352
		513,174
INVESTMENTS	SHARES	VALUE($)

Building Products — 0.5%
Carrier Global Corp.	894	35,545
Lennox International, Inc.	37	8,642
Masco Corp.	261	12,077
Trane Technologies plc	270	43,100
		99,364
Capital Markets — 4.6%
Ares Management Corp.	164	12,436
Bank of New York Mellon Corp. (The)	844	35,541
BlackRock, Inc.	165	106,575
Blackstone, Inc.	31	2,825
Carlyle Group, Inc. (The)	183	5,175
Charles Schwab Corp. (The)	1,349	107,475
CME Group, Inc.	334	57,882
FactSet Research Systems, Inc.	44	18,722
Goldman Sachs Group, Inc. (The)	378	130,225
Intercontinental Exchange, Inc.	315	30,105
Invesco Ltd.	376	5,760
Lazard Ltd., Class A	42	1,584
LPL Financial Holdings, Inc.	91	23,264
Moody's Corp.	184	48,736
Morgan Stanley	1,255	103,123
Morningstar, Inc.	29	6,733
MSCI, Inc.	91	42,666
Nasdaq, Inc.	385	23,963
Northern Trust Corp.	218	18,388
S&P Global, Inc.	370	118,863
State Street Corp.	420	31,080
T. Rowe Price Group, Inc.	257	27,283
		958,404
Chemicals — 2.1%
Air Products and Chemicals, Inc.	76	19,030
Albemarle Corp.	135	37,783
Ashland, Inc.	56	5,876
Ecolab, Inc.	287	45,079
Element Solutions, Inc.	287	4,936
FMC Corp.	146	17,359
Huntsman Corp.	221	5,914
International Flavors & Fragrances, Inc.	295	28,795
Linde plc (United Kingdom)	519	154,325
Mosaic Co. (The)	399	21,446
PPG Industries, Inc.	271	30,943
Scotts Miracle-Gro Co. (The)	49	2,250
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	149

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Chemicals — continued
Sherwin-Williams Co. (The)	275	61,883
Valvoline, Inc.	197	5,784
		441,403
Commercial Services & Supplies — 0.8%
Cintas Corp.	100	42,755
Clean Harbors, Inc. *	59	7,225
MSA Safety, Inc.	43	5,772
Republic Services, Inc.	238	31,563
Stericycle, Inc. *	115	5,127
Waste Management, Inc.	480	76,018
		168,460
Communications Equipment — 1.3%
Arista Networks, Inc. *	284	34,324
Ciena Corp. *	181	8,670
Cisco Systems, Inc.	3,846	174,724
Juniper Networks, Inc.	365	11,169
Motorola Solutions, Inc.	190	47,445
		276,332
Consumer Finance — 0.8%
American Express Co.	697	103,469
Capital One Financial Corp.	441	46,755
Synchrony Financial	555	19,736
		169,960
Containers & Packaging — 0.1%
Avery Dennison Corp.	94	15,938
Distributors — 0.1%
LKQ Corp.	297	16,525
Diversified Financial Services — 1.0%
Apollo Global Management, Inc.	462	25,576
Berkshire Hathaway, Inc., Class B *	602	177,644
Voya Financial, Inc.	113	7,725
		210,945
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	1,640	29,897
Verizon Communications, Inc.	3,348	125,115
		155,012
Electric Utilities — 1.4%
Avangrid, Inc.	82	3,336
Duke Energy Corp.	181	16,866
Edison International	435	26,117
Eversource Energy	398	30,359
INVESTMENTS	SHARES	VALUE($)

Electric Utilities — continued
Exelon Corp.	1,149	44,340
NextEra Energy, Inc.	1,868	144,770
PG&E Corp. *	1,793	26,769
Southern Co. (The)	74	4,846
		297,403
Electrical Equipment — 0.6%
AMETEK, Inc.	267	34,619
Emerson Electric Co.	679	58,802
Rockwell Automation, Inc.	134	34,210
		127,631
Electronic Equipment, Instruments & Components — 0.4%
Keysight Technologies, Inc. *	207	36,049
Teledyne Technologies, Inc. *	54	21,491
Trimble, Inc. *	289	17,386
Zebra Technologies Corp., Class A *	60	16,993
		91,919
Energy Equipment & Services — 0.6%
Halliburton Co.	1,039	37,840
Schlumberger NV	1,634	85,017
		122,857
Entertainment — 2.0%
Activision Blizzard, Inc.	899	65,447
Liberty Media Corp.-Liberty Formula One, Class C *	254	14,664
Netflix, Inc. *	507	147,983
Spotify Technology SA *	162	13,054
Take-Two Interactive Software, Inc. *	189	22,393
Walt Disney Co. (The) *	1,421	151,393
		414,934
Equity Real Estate Investment Trusts (REITs) — 2.9%
American Homes 4 Rent, Class A	351	11,211
American Tower Corp.	103	21,341
AvalonBay Communities, Inc.	162	28,369
Boston Properties, Inc.	180	13,086
Brixmor Property Group, Inc.	338	7,203
Crown Castle, Inc.	496	66,097
CubeSmart	259	10,844
Douglas Emmett, Inc.	187	3,289
Equity Residential	428	26,973
Essex Property Trust, Inc.	75	16,668
Extra Space Storage, Inc.	53	9,404
Federal Realty Investment Trust	93	9,205
Healthcare Realty Trust, Inc.	439	8,925
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Hudson Pacific Properties, Inc.	143	1,579
Kilroy Realty Corp.	134	5,727
Kimco Realty Corp.	698	14,923
Life Storage, Inc.	97	10,729
National Retail Properties, Inc.	203	8,532
Omega Healthcare Investors, Inc.	272	8,644
Prologis, Inc.	855	94,691
Public Storage	181	56,065
Rayonier, Inc.	183	6,167
Realty Income Corp.	715	44,523
Regency Centers Corp.	199	12,042
Rexford Industrial Realty, Inc.	198	10,945
SBA Communications Corp.	122	32,928
Simon Property Group, Inc.	377	41,086
SL Green Realty Corp.	72	2,857
UDR, Inc.	375	14,910
Vornado Realty Trust	187	4,411
		603,374
Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	293	146,939
Sysco Corp.	26	2,251
Walmart, Inc.	517	73,585
		222,775
Food Products — 0.8%
Hershey Co. (The)	169	40,352
McCormick & Co., Inc. (Non-Voting)	290	22,805
Mondelez International, Inc., Class A	1,589	97,692
		160,849
Gas Utilities — 0.2%
Atmos Energy Corp.	160	17,048
National Fuel Gas Co.	99	6,681
UGI Corp.	244	8,621
		32,350
Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	1,377	136,240
Becton Dickinson and Co.	274	64,656
Boston Scientific Corp. *	1,596	68,803
Edwards Lifesciences Corp. *	689	49,904
Insulet Corp. *	42	10,870
Medtronic plc	399	34,849
INVESTMENTS	SHARES	VALUE($)

Health Care Equipment & Supplies — continued
ResMed, Inc.	29	6,487
Stryker Corp.	3	688
		372,497
Health Care Providers & Services — 4.4%
AmerisourceBergen Corp.	171	26,885
Cigna Corp.	349	112,748
CVS Health Corp.	1,406	133,148
Elevance Health, Inc.	267	145,987
Humana, Inc.	140	78,131
McKesson Corp.	168	65,414
UnitedHealth Group, Inc.	665	369,175
		931,488
Hotels, Restaurants & Leisure — 1.8%
Booking Holdings, Inc. *	46	85,996
Chipotle Mexican Grill, Inc. *	32	47,947
McDonald's Corp.	679	185,136
Planet Fitness, Inc., Class A *	98	6,417
Starbucks Corp.	166	14,374
Yum! Brands, Inc.	331	39,141
		379,011
Household Products — 1.7%
Church & Dwight Co., Inc.	281	20,830
Clorox Co. (The)	142	20,738
Colgate-Palmolive Co.	959	70,813
Procter & Gamble Co. (The)	1,856	249,947
		362,328
Industrial Conglomerates — 0.5%
General Electric Co.	1,268	98,663
Insurance — 2.8%
Aflac, Inc.	724	47,140
Allstate Corp. (The)	311	39,264
American International Group, Inc.	880	50,160
Aon plc, Class A	242	68,121
Arch Capital Group Ltd. *	76	4,370
Assurant, Inc.	61	8,287
Assured Guaranty Ltd.	75	4,439
Chubb Ltd.	481	103,362
Cincinnati Financial Corp.	173	17,874
First American Financial Corp.	117	5,897
Hartford Financial Services Group, Inc. (The)	373	27,009
Lincoln National Corp.	196	10,559
Marsh & McLennan Cos., Inc.	30	4,845
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	151

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Insurance — continued
MetLife, Inc.	777	56,884
Principal Financial Group, Inc.	285	25,117
Prudential Financial, Inc.	431	45,337
RenaissanceRe Holdings Ltd. (Bermuda)	12	1,856
Travelers Cos., Inc. (The)	274	50,542
WR Berkley Corp.	238	17,702
		588,765
Interactive Media & Services — 3.7%
Alphabet, Inc., Class A *	7,126	673,478
Meta Platforms, Inc., Class A *	1,080	100,613
		774,091
Internet & Direct Marketing Retail — 2.6%
Amazon.com, Inc. *	5,013	513,532
eBay, Inc.	636	25,338
Etsy, Inc. *	146	13,711
		552,581
IT Services — 6.0%
Accenture plc, Class A	592	168,069
Amdocs Ltd.	140	12,083
Automatic Data Processing, Inc.	65	15,710
Block, Inc., Class A *	611	36,703
Cognizant Technology Solutions Corp., Class A	593	36,914
Fidelity National Information Services, Inc.	706	58,591
Fiserv, Inc. *	681	69,966
Genpact Ltd.	209	10,137
Global Payments, Inc.	318	36,335
Globant SA *	49	9,245
International Business Machines Corp.	824	113,951
Jack Henry & Associates, Inc.	84	16,721
Mastercard, Inc., Class A	696	228,413
Okta, Inc. *	173	9,709
Paychex, Inc.	373	44,130
PayPal Holdings, Inc. *	1,341	112,081
Switch, Inc., Class A	169	5,754
Toast, Inc., Class A *	287	6,340
Visa, Inc., Class A	1,276	264,336
Western Union Co. (The)	445	6,012
		1,261,200
Leisure Products — 0.1%
Hasbro, Inc.	152	9,918
YETI Holdings, Inc. *	112	3,593
		13,511
INVESTMENTS	SHARES	VALUE($)

Life Sciences Tools & Services — 2.3%
Agilent Technologies, Inc.	343	47,454
Danaher Corp.	429	107,966
Illumina, Inc. *	163	37,298
IQVIA Holdings, Inc. *	215	45,079
Mettler-Toledo International, Inc. *	26	32,888
PerkinElmer, Inc.	125	16,697
Thermo Fisher Scientific, Inc.	344	176,806
Waters Corp. *	69	20,643
		484,831
Machinery — 2.8%
Caterpillar, Inc.	606	131,175
Cummins, Inc.	162	39,611
Deere & Co.	320	126,662
Dover Corp.	166	21,695
Fortive Corp.	415	26,518
IDEX Corp.	87	19,341
Illinois Tool Works, Inc.	358	76,444
Ingersoll Rand, Inc.	470	23,735
Middleby Corp. (The) *	62	8,671
Nordson Corp.	67	15,075
Otis Worldwide Corp.	490	34,614
PACCAR, Inc.	397	38,442
Pentair plc	190	8,160
Xylem, Inc.	208	21,305
		591,448
Media — 0.6%
Comcast Corp., Class A	1,884	59,798
Fox Corp., Class A	501	14,464
Interpublic Group of Cos., Inc. (The)	455	13,555
Liberty Media Corp.-Liberty SiriusXM, Class C *	266	11,223
Omnicom Group, Inc.	235	17,096
Paramount Global, Class B	523	9,581
		125,717
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	1,663	52,701
Mortgage Real Estate Investment Trusts (REITs) — 0.0% ^
Annaly Capital Management, Inc.	496	9,201
Multiline Retail — 0.0% ^
Target Corp.	11	1,807
Multi-Utilities — 0.9%
CenterPoint Energy, Inc.	728	20,828
CMS Energy Corp.	98	5,591
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Multi-Utilities — continued
Consolidated Edison, Inc.	410	36,064
NiSource, Inc.	469	12,049
Public Service Enterprise Group, Inc.	576	32,296
Sempra Energy	364	54,942
WEC Energy Group, Inc.	365	33,335
		195,105
Oil, Gas & Consumable Fuels — 4.7%
Chevron Corp.	1,445	261,400
ConocoPhillips	1,324	166,943
Devon Energy Corp.	761	58,863
Enviva, Inc.	39	2,334
Exxon Mobil Corp.	3,086	341,960
Hess Corp.	326	45,992
Occidental Petroleum Corp.	946	68,680
Targa Resources Corp.	8	547
Williams Cos., Inc. (The)	1,409	46,117
		992,836
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	266	53,330
Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	2,057	159,356
Eli Lilly & Co.	693	250,928
Johnson & Johnson	1,873	325,846
Merck & Co., Inc.	1,063	107,575
Pfizer, Inc.	2,503	116,515
Zoetis, Inc.	55	8,293
		968,513
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	152	16,545
Equifax, Inc.	141	23,905
FTI Consulting, Inc. *	38	5,914
ManpowerGroup, Inc.	67	5,249
Robert Half International, Inc.	125	9,558
Science Applications International Corp.	38	4,117
TransUnion	223	13,217
Verisk Analytics, Inc.	180	32,909
		111,414
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A *	371	26,319
Howard Hughes Corp. (The) *	42	2,576
INVESTMENTS	SHARES	VALUE($)

Real Estate Management & Development — continued
Jones Lang LaSalle, Inc. *	55	8,750
Zillow Group, Inc., Class C *	251	7,746
		45,391
Road & Rail — 0.5%
Lyft, Inc., Class A *	359	5,256
Uber Technologies, Inc. *	2,188	58,135
Union Pacific Corp.	179	35,288
		98,679
Semiconductors & Semiconductor Equipment — 4.3%
Advanced Micro Devices, Inc. *	1,577	94,715
Analog Devices, Inc.	600	85,572
Applied Materials, Inc.	981	86,612
Broadcom, Inc.	153	71,928
Cirrus Logic, Inc. *	59	3,960
Enphase Energy, Inc. *	151	46,357
First Solar, Inc. *	123	17,905
Intel Corp.	984	27,975
Lam Research Corp.	156	63,146
MKS Instruments, Inc.	66	5,422
NVIDIA Corp.	1,714	231,338
QUALCOMM, Inc.	1,057	124,367
Texas Instruments, Inc.	276	44,334
		903,631
Software — 9.5%
Adobe, Inc. *	380	121,030
Atlassian Corp., Class A *	158	32,031
Autodesk, Inc. *	245	52,503
Cadence Design Systems, Inc. *	309	46,780
Confluent, Inc., Class A *	144	3,871
Dolby Laboratories, Inc., Class A	71	4,746
Guidewire Software, Inc. *	97	5,763
Intuit, Inc.	312	133,380
Microsoft Corp.	4,517	1,048,531
NortonLifeLock, Inc.	618	13,924
Oracle Corp.	1,588	123,975
Palo Alto Networks, Inc. *	248	42,554
PTC, Inc. *	117	13,786
Salesforce, Inc. *	782	127,145
ServiceNow, Inc. *	218	91,721
Synopsys, Inc. *	159	46,515
Teradata Corp. *	128	4,044
Unity Software, Inc. *	241	7,110
VMware, Inc., Class A	205	23,069
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	153

JPMorgan Carbon Transition U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Software — continued
Workday, Inc., Class A *	208	32,411
Zendesk, Inc. *	134	10,276
		1,985,165
Specialty Retail — 2.7%
AutoZone, Inc. *	23	58,256
Home Depot, Inc. (The)	819	242,530
Lithia Motors, Inc., Class A	34	6,737
Lowe's Cos., Inc.	689	134,320
TJX Cos., Inc. (The)	1,269	91,495
Tractor Supply Co.	128	28,131
Williams-Sonoma, Inc.	79	9,783
		571,252
Technology Hardware, Storage & Peripherals — 6.9%
Apple, Inc.	9,134	1,400,609
Dell Technologies, Inc., Class C	278	10,675
HP, Inc.	1,197	33,061
		1,444,345
Textiles, Apparel & Luxury Goods — 0.9%
Lululemon Athletica, Inc. *	129	42,446
NIKE, Inc., Class B	1,310	121,411
PVH Corp.	85	4,362
Ralph Lauren Corp.	49	4,542
Tapestry, Inc.	291	9,219
VF Corp.	411	11,611
		193,591
Trading Companies & Distributors — 0.2%
Univar Solutions, Inc. *	190	4,841
WW Grainger, Inc.	53	30,971
		35,812
INVESTMENTS	SHARES	VALUE($)

Water Utilities — 0.1%
Essential Utilities, Inc.	267	11,807
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc. *	179	27,129
Total Common Stocks (Cost $20,936,668)		20,888,783
Short-Term Investments — 0.2%
Investment Companies — 0.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b) (Cost $31,835)	31,835	31,835
Total Investments — 99.9% (Cost $20,968,503)		20,920,618
Other Assets Less Liabilities — 0.1%		27,063
NET ASSETS — 100.0%		20,947,681

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	2	12/16/2022	USD	38,828	1,844

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan Climate Change Solutions ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.5%
Canada — 1.9%
West Fraser Timber Co. Ltd.	5,014	376,469
China — 1.9%
Contemporary Amperex Technology Co. Ltd., Class A	3,600	183,783
NARI Technology Co. Ltd., Class A	23,100	77,176
Tongwei Co. Ltd., Class A	18,300	108,849
		369,808
Denmark — 0.9%
Orsted A/S (a)	1,074	88,611
Vestas Wind Systems A/S	4,530	89,303
		177,914
Finland — 2.9%
UPM-Kymmene OYJ	16,602	558,117
France — 6.7%
Dassault Systemes SE	15,074	505,262
Neoen SA (a)	6,204	216,396
Nexans SA	1,461	136,426
SPIE SA	19,002	444,525
		1,302,609
Germany — 6.4%
Encavis AG	7,762	144,511
Infineon Technologies AG	22,005	533,962
Mercedes-Benz Group AG	9,737	563,593
		1,242,066
Ireland — 1.2%
Kingspan Group plc	4,635	233,681
Italy — 2.0%
Ariston Holding NV	4,127	35,231
Prysmian SpA	10,964	356,858
		392,089
Japan — 6.0%
Daikin Industries Ltd.	2,300	344,511
Keyence Corp.	1,600	603,304
Kurita Water Industries Ltd.	2,300	84,191
RENOVA, Inc. *	6,800	149,243
		1,181,249
Netherlands — 2.5%
Alfen Beheer BV * (a)	1,415	150,101
Arcadis NV	2,947	100,013
Koninklijke DSM NV	2,082	244,907
		495,021
INVESTMENTS	SHARES	VALUE($)

Norway — 0.4%
Aker Carbon Capture ASA *	20,897	23,516
TOMRA Systems ASA	3,974	64,186
		87,702
South Korea — 2.8%
LG Energy Solution Ltd. *	544	201,291
Samsung SDI Co. Ltd.	686	353,918
		555,209
Spain — 5.2%
EDP Renovaveis SA	11,032	232,141
Iberdrola SA	56,455	574,107
Solaria Energia y Medio Ambiente SA *	13,474	213,106
		1,019,354
Sweden — 1.6%
Boliden AB	3,391	98,614
Nibe Industrier AB, Class B	26,812	213,873
		312,487
Switzerland — 5.5%
ABB Ltd. (Registered)	18,705	519,444
Sika AG (Registered)	858	193,458
TE Connectivity Ltd.	2,971	363,145
		1,076,047
United Kingdom — 7.1%
CNH Industrial NV	45,013	582,468
Linde plc	1,925	572,399
SSE plc	12,652	226,102
		1,380,969
United States — 43.5%
AGCO Corp.	5,131	637,116
Array Technologies, Inc. *	2,797	50,626
Autodesk, Inc. *	3,190	683,617
Brookfield Renewable Corp.	3,929	121,917
Carrier Global Corp.	15,781	627,453
ChargePoint Holdings, Inc. *	6,531	91,303
Deere & Co.	2,283	903,658
Eaton Corp. plc	560	84,039
Enphase Energy, Inc. *	1,901	583,607
Evoqua Water Technologies Corp. *	10,089	395,287
Johnson Controls International plc	1,948	112,672
NextEra Energy, Inc.	9,569	741,598
Plug Power, Inc. *	1,873	29,931
Schneider Electric SE	5,268	666,172
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	155

JPMorgan Climate Change Solutions ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
Shoals Technologies Group, Inc., Class A *	2,187	50,542
SolarEdge Technologies, Inc. *	1,379	317,211
Tetra Tech, Inc.	1,461	206,410
Trane Technologies plc	4,752	758,562
Trimble, Inc. *	3,032	182,405
Weyerhaeuser Co., REIT	16,883	522,191
Xylem, Inc.	7,318	749,583
		8,515,900
Total Common Stocks (Cost $23,170,856)		19,276,691
Total Investments — 98.5% (Cost $23,170,856)		19,276,691
Other Assets Less Liabilities — 1.5%		283,995
NET ASSETS — 100.0%		19,560,686

Percentages indicated are based on net assets.

Abbreviations
OYJ	Public Limited Company
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Machinery	17.4%
Electrical Equipment	13.9
Building Products	11.9
Electric Utilities	8.5
Electronic Equipment, Instruments & Components	7.8
Semiconductors & Semiconductor Equipment	7.4
Software	6.2
Independent Power and Renewable Electricity Producers	5.6
Chemicals	5.2
Paper & Forest Products	4.9
Commercial Services & Supplies	3.8
Automobiles	2.9
Equity Real Estate Investment Trusts (REITs)	2.7
Others (each less than 1.0%)	1.8
SEE NOTES TO FINANCIAL STATEMENTS.

156	October 31, 2022

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.8%
Brazil — 10.0%
Ambev SA	266,548	826,141
Auren Energia SA	65,309	188,765
Banco Bradesco SA (Preference)	105,686	405,517
Banco do Brasil SA	70,278	504,347
Banco Santander Brasil SA	73,546	422,724
BB Seguridade Participacoes SA	20,512	117,779
Bradespar SA (Preference)	41,443	192,232
CCR SA	168,316	424,578
Centrais Eletricas Brasileiras SA	78,018	753,824
Cia de Saneamento Basico do Estado de Sao Paulo *	37,434	435,975
Cia de Transmissao de Energia Eletrica Paulista (Preference)	85,348	403,980
Cia Energetica de Minas Gerais (Preference)	213,188	468,844
Cia Paranaense de Energia (Preference)	311,443	446,770
Cielo SA *	395,900	456,027
CPFL Energia SA	41,036	281,624
Dexco SA	135,823	254,265
EDP - Energias do Brasil SA	86,284	385,359
Embraer SA *	160,099	425,546
Energisa SA	15,697	147,626
Engie Brasil Energia SA	30,989	240,929
Gerdau SA (Preference)	86,805	433,059
Grendene SA	113,425	158,319
Hypera SA *	18,246	180,217
Itau Unibanco Holding SA (Preference) *	151,333	888,867
Itausa SA (Preference)	186,165	386,710
M Dias Branco SA *	27,008	227,546
Marfrig Global Foods SA	77,444	160,120
Metalurgica Gerdau SA (Preference)	121,638	264,681
Neoenergia SA	8,752	27,956
Petroleo Brasileiro SA (Preference)	297,979	1,719,054
Sao Martinho SA	48,160	251,545
SIMPAR SA	50,980	106,095
Telefonica Brasil SA	57,967	464,926
TIM SA *	129,039	330,248
TOTVS SA *	38,220	247,056
Transmissora Alianca de Energia Eletrica SA	53,063	412,547
Unipar Carbocloro SA (Preference), Class B	5,449	112,514
Vale SA	174,629	2,265,731
		16,420,043
Chile — 1.2%
Banco de Chile	3,332,329	304,766
Banco Santander Chile	6,750,037	241,814
INVESTMENTS	SHARES	VALUE($)

Chile — continued
CAP SA	17,248	92,296
Cencosud SA	269,241	362,412
Cia Cervecerias Unidas SA	23,043	126,388
Cia Sud Americana de Vapores SA	4,437,394	308,054
Colbun SA	2,015,387	198,036
Embotelladora Andina SA (Preference), Class B	67,443	117,945
Enel Americas SA	1,555,429	154,109
		1,905,820
China — 22.1%
Agile Group Holdings Ltd. *	80,000	15,216
Agricultural Bank of China Ltd., Class A	734,700	276,546
An Hui Wenergy Co. Ltd., Class A *	189,900	120,404
Angang Steel Co. Ltd., Class H	383,800	79,634
Anhui Conch Cement Co. Ltd., Class H	125,000	321,742
Anhui Expressway Co. Ltd., Class A	177,600	162,982
ANTA Sports Products Ltd.	12,400	109,016
BAIC Motor Corp. Ltd., Class H (a)	344,500	76,322
Bank of Beijing Co. Ltd., Class A	359,100	197,850
Bank of China Ltd., Class H	4,156,000	1,338,554
Bank of Communications Co. Ltd., Class A	386,100	234,362
Bank of Hangzhou Co. Ltd., Class A	140,600	232,054
Baoshan Iron & Steel Co. Ltd., Class A	257,900	169,405
Beijing Enterprises Holdings Ltd.	50,500	128,113
BGI Genomics Co. Ltd., Class A	4,200	31,723
Bosideng International Holdings Ltd.	522,000	225,455
BYD Electronic International Co. Ltd.	75,500	219,402
CGN Power Co. Ltd., Class H (a)	1,717,000	347,809
China CITIC Bank Corp. Ltd., Class H	1,111,000	418,800
China Coal Energy Co. Ltd., Class H	290,000	213,267
China Communications Services Corp. Ltd., Class H	518,000	144,540
China Construction Bank Corp., Class H	1,935,000	1,026,882
China Everbright Bank Co. Ltd., Class H	304,000	78,601
China Feihe Ltd. (a)	264,000	152,079
China Hongqiao Group Ltd.	347,000	245,589
China International Marine Containers Group Co. Ltd., Class A	208,000	188,576
China Lesso Group Holdings Ltd.	147,000	119,312
China Longyuan Power Group Corp. Ltd., Class H	178,000	203,395
China Medical System Holdings Ltd.	239,000	261,209
China Merchants Bank Co. Ltd., Class H	108,500	355,218
China Merchants Energy Shipping Co. Ltd., Class A	191,700	182,864
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	157

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
China Merchants Port Group Co. Ltd., Class A	47,100	89,258
China Merchants Port Holdings Co. Ltd.	190,000	222,755
China Minsheng Banking Corp. Ltd., Class H	205,300	59,624
China National Building Material Co. Ltd., Class H	412,250	239,380
China National Chemical Engineering Co. Ltd., Class A	101,900	98,464
China National Nuclear Power Co. Ltd., Class A	263,600	217,031
China Petroleum & Chemical Corp., Class H	1,040,000	412,180
China Resources Cement Holdings Ltd.	232,000	83,860
China Resources Double Crane Pharmaceutical Co. Ltd., Class A	106,000	259,328
China Resources Gas Group Ltd.	93,800	240,238
China Resources Land Ltd.	84,000	262,818
China Resources Pharmaceutical Group Ltd. (a)	253,000	170,669
China Resources Power Holdings Co. Ltd.	174,000	252,835
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	38,800	288,682
China Shenhua Energy Co. Ltd., Class H	257,000	675,103
China South Publishing & Media Group Co. Ltd., Class A	227,000	295,369
China Vanke Co. Ltd., Class H	50,500	64,808
China Yangtze Power Co. Ltd., Class A	151,800	420,232
Chinese Universe Publishing and Media Group Co. Ltd., Class A	238,700	278,014
Chongqing Changan Automobile Co. Ltd., Class A	137,230	211,261
Chongqing Rural Commercial Bank Co. Ltd., Class H	178,000	53,952
CITIC Ltd.	441,000	394,626
Citic Pacific Special Steel Group Co. Ltd., Class A	85,276	187,136
COSCO SHIPPING Energy Transportation Co. Ltd., Class H *	80,000	58,275
COSCO SHIPPING Holdings Co. Ltd., Class H	376,350	405,582
COSCO SHIPPING Ports Ltd.	218,000	107,505
CSG Holding Co. Ltd., Class A	119,100	111,420
CSPC Pharmaceutical Group Ltd.	152,000	156,129
Daan Gene Co. Ltd., Class A	73,160	178,004
Dali Foods Group Co. Ltd. (a)	374,000	153,951
Daqin Railway Co. Ltd., Class A	238,200	208,108
Datang International Power Generation Co. Ltd., Class H *	876,000	111,475
Dongfeng Motor Group Co. Ltd., Class H	168,000	76,004
Dongguan Development Holdings Co. Ltd., Class A	112,300	134,395
INVESTMENTS	SHARES	VALUE($)

China — continued
ENN Energy Holdings Ltd.	62,000	616,407
Fosun International Ltd.	103,576	63,296
Fujian Sunner Development Co. Ltd., Class A	47,900	143,387
G-bits Network Technology Xiamen Co. Ltd., Class A	3,700	128,644
GD Power Development Co. Ltd., Class A *	508,500	303,134
Great Wall Motor Co. Ltd., Class H	283,500	309,696
Guangdong Baolihua New Energy Stock Co. Ltd., Class A	317,300	232,527
Guangxi Guiguan Electric Power Co. Ltd., Class A	241,900	206,573
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	50,000	111,545
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	11,900	105,550
Haitian International Holdings Ltd.	103,000	206,222
Heilongjiang Agriculture Co. Ltd., Class A	154,300	290,426
Henan Shuanghui Investment & Development Co. Ltd., Class A	10,500	32,624
Hopson Development Holdings Ltd. (b)	54,852	44,023
Huabao Flavours & Fragrances Co. Ltd., Class A	40,100	125,479
Huadian Power International Corp. Ltd., Class H (b)	576,000	172,987
Huadong Medicine Co. Ltd., Class A	44,300	247,939
Huaibei Mining Holdings Co. Ltd., Class A	92,500	164,077
Huapont Life Sciences Co. Ltd., Class A	251,400	180,092
Huaxin Cement Co. Ltd., Class H	144,300	124,603
Huayu Automotive Systems Co. Ltd., Class A	57,700	131,937
Hubei Energy Group Co. Ltd., Class A	280,100	160,041
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	54,200	240,976
Hunan Valin Steel Co. Ltd., Class A	213,400	116,431
Industrial & Commercial Bank of China Ltd., Class H	2,521,000	1,094,531
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	152,816	257,533
Inner Mongolia Yitai Coal Co. Ltd., Class B	167,900	237,579
Intco Medical Technology Co. Ltd., Class A	32,020	92,966
Jiangling Motors Corp. Ltd., Class A	69,100	133,644
Jiangsu Expressway Co. Ltd., Class A	40,800	41,462
Jiangsu Hengli Hydraulic Co. Ltd., Class A	30,256	227,561
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	49,600	219,975
Jiangsu Zhongnan Construction Group Co. Ltd., Class A *	172,900	48,132
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
Jiangsu Zhongtian Technology Co. Ltd., Class A	116,100	348,190
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	96,700	154,096
Jointo Energy Investment Co. Ltd. Hebei, Class A *	215,300	150,644
Joyoung Co. Ltd., Class A	33,871	67,153
JOYY, Inc., ADR	4,513	113,863
Kingboard Holdings Ltd.	111,000	274,021
KingClean Electric Co. Ltd., Class A	50,318	225,031
Kunlun Energy Co. Ltd.	266,000	158,980
Kweichow Moutai Co. Ltd., Class A	5,100	940,352
LB Group Co. Ltd., Class A	82,600	173,435
Li Ning Co. Ltd.	157,500	814,735
Livzon Pharmaceutical Group, Inc., Class A	30,400	146,322
Longfor Group Holdings Ltd. (c)	55,500	70,717
Luolai Lifestyle Technology Co. Ltd., Class A	80,400	103,174
Maanshan Iron & Steel Co. Ltd., Class H	246,000	39,466
Metallurgical Corp. of China Ltd., Class A	334,600	131,586
Nanjing Iron & Steel Co. Ltd., Class A	403,900	168,154
Ningbo Sanxing Medical Electric Co. Ltd., Class A	87,000	163,368
Pharmaron Beijing Co. Ltd., Class H (a)	4,350	14,667
Ping An Insurance Group Co. of China Ltd., Class H	95,500	382,324
Postal Savings Bank of China Co. Ltd., Class H (a)	714,000	331,125
Qinhuangdao Port Co. Ltd., Class A	374,800	134,348
Sansteel Minguang Co. Ltd. Fujian, Class A	133,600	76,580
Sany Heavy Industry Co. Ltd., Class A	87,900	162,256
SDIC Power Holdings Co. Ltd., Class A	228,400	314,304
Seazen Group Ltd. *	152,000	24,416
Seazen Holdings Co. Ltd., Class A *	39,700	71,486
Shaanxi Coal Industry Co. Ltd., Class A	138,200	373,649
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	56,600	148,238
Shandong Chenming Paper Holdings Ltd., Class A *	233,600	149,892
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	78,940	282,108
Shandong Publishing & Media Co. Ltd., Class A	282,100	228,440
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	203,600	280,517
Shanghai International Port Group Co. Ltd., Class A	261,700	184,640
INVESTMENTS	SHARES	VALUE($)

China — continued
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	19,400	26,292
Shanghai Tunnel Engineering Co. Ltd., Class A	219,300	155,728
Shanxi Lu'an Environmental Energy Development Co. Ltd., Class A	64,700	148,300
Shenzhen Jinjia Group Co. Ltd., Class A	116,600	114,394
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	8,700	386,874
Shenzhen New Nanshan Holding Group Co. Ltd., Class A *	338,400	139,864
Shenzhen Overseas Chinese Town Co. Ltd., Class A	203,900	117,139
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	39,000	164,666
Sinoma International Engineering Co., Class A	75,600	88,250
Sino-Ocean Group Holding Ltd.	412,500	27,354
Sinopharm Group Co. Ltd., Class H	90,400	171,499
Sinotruk Hong Kong Ltd.	148,500	132,387
Tangshan Jidong Cement Co. Ltd., Class A ‡	93,300	96,672
TangShan Port Group Co. Ltd., Class A	823,400	282,023
Tian Di Science & Technology Co. Ltd., Class A	356,800	238,613
Tianhe Chemicals Group Ltd. ‡ *	20,000	—
Wanxiang Qianchao Co. Ltd., Class A	454,000	307,363
Weichai Power Co. Ltd., Class A	129,256	160,484
Weifu High-Technology Group Co. Ltd., Class A	64,600	151,577
Wuliangye Yibin Co. Ltd., Class A	22,800	415,705
Xiamen C & D, Inc., Class A	104,600	171,181
Xinhua Winshare Publishing and Media Co. Ltd., Class A	186,800	238,781
Xinxing Ductile Iron Pipes Co. Ltd., Class A	320,200	151,576
Yangzijiang Shipbuilding Holdings Ltd.	423,600	359,097
Yankuang Energy Group Co. Ltd., Class H	176,000	494,827
Yintai Gold Co. Ltd., Class A	119,120	233,340
Yuexiu Property Co. Ltd.	79,400	67,756
Yunnan Baiyao Group Co. Ltd., Class A	19,160	142,577
Zhejiang Expressway Co. Ltd., Class H (b)	282,000	174,956
Zhejiang Hisoar Pharmaceutical Co. Ltd., Class A	119,500	109,029
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	83,080	240,755
Zhejiang Semir Garment Co. Ltd., Class A	156,200	95,543
Zhejiang Weixing New Building Materials Co. Ltd., Class A	63,997	151,991
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	151,700	256,079
Zhongsheng Group Holdings Ltd.	55,000	208,742
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	159

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
China — continued
Zhuzhou Kibing Group Co. Ltd., Class A	97,300	104,280
Zijin Mining Group Co. Ltd., Class H	298,000	284,244
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	348,800	112,408
		36,192,014
Colombia — 0.2%
Bancolombia SA (Preference)	45,626	287,775
Grupo Aval Acciones y Valores SA (Preference)	381,469	41,401
		329,176
Czech Republic — 0.4%
CEZ A/S	17,070	558,248
Moneta Money Bank A/S (a)	38,208	111,448
		669,696
Egypt — 0.1%
Commercial International Bank Egypt SAE	59,474	79,723
Greece — 1.0%
Hellenic Telecommunications Organization SA	32,355	508,121
JUMBO SA	23,106	328,188
Mytilineos SA	26,811	449,573
OPAP SA	34,083	417,624
		1,703,506
Hong Kong — 0.1%
Kingboard Laminates Holdings Ltd.	176,000	140,603
Nine Dragons Paper Holdings Ltd.	11,000	6,519
		147,122
Hungary — 0.4%
Magyar Telekom Telecommunications plc	92,628	66,513
MOL Hungarian Oil & Gas plc	38,436	230,774
Richter Gedeon Nyrt.	17,396	344,106
		641,393
India — 11.8%
Adani Power Ltd. *	65,928	267,293
Aurobindo Pharma Ltd.	13,247	86,122
Bajaj Auto Ltd.	8,425	374,093
Bajaj Holdings & Investment Ltd.	783	63,032
Bharat Petroleum Corp. Ltd.	44,246	162,439
Castrol India Ltd.	13,180	19,792
Cipla Ltd.	32,712	461,532
Colgate-Palmolive India Ltd.	5,339	105,353
Dabur India Ltd.	43,053	288,655
INVESTMENTS	SHARES	VALUE($)

India — continued
Divi's Laboratories Ltd.	7,286	317,817
Dr Reddy's Laboratories Ltd.	6,999	376,733
GAIL India Ltd.	19,015	20,960
Glenmark Pharmaceuticals Ltd.	7,714	37,713
HCL Technologies Ltd.	47,583	599,005
Hindalco Industries Ltd.	20,511	100,485
Hindustan Petroleum Corp. Ltd.	27,375	70,787
Hindustan Unilever Ltd.	59,070	1,822,524
Hindustan Zinc Ltd.	13,166	45,121
Housing Development Finance Corp. Ltd.	40,786	1,219,451
ICICI Lombard General Insurance Co. Ltd. (a)	2,940	41,578
Indian Oil Corp. Ltd.	97,019	80,016
Indus Towers Ltd.	78,971	177,159
Infosys Ltd.	170,555	3,178,817
ITC Ltd.	227,271	958,250
Jindal Steel & Power Ltd.	19,790	109,969
JSW Steel Ltd.	29,858	243,273
Mphasis Ltd.	2,876	68,757
Nestle India Ltd.	2,013	495,701
NHPC Ltd.	208,938	107,570
NMDC Ltd.	57,455	69,216
NMDC Ltd. ‡ *	54,263	25,238
NTPC Ltd.	183,822	384,799
Oil & Natural Gas Corp. Ltd.	146,277	236,293
Oil India Ltd.	9,540	22,209
Petronet LNG Ltd.	53,308	132,427
Piramal Enterprises Ltd.	4,614	47,417
Power Grid Corp. of India Ltd.	108,155	298,408
REC Ltd.	64,289	79,655
Reliance Industries Ltd.	59,587	1,838,663
Samvardhana Motherson International Ltd.	37,095	28,918
Steel Authority of India Ltd.	74,444	70,815
Sun Pharmaceutical Industries Ltd.	31,379	385,546
Tata Consultancy Services Ltd.	38,057	1,468,698
Tata Power Co. Ltd. (The)	202,532	553,691
Tata Steel Ltd.	411,942	505,252
Tech Mahindra Ltd.	5,858	75,339
Titan Co. Ltd.	12,568	419,370
Torrent Power Ltd.	11,680	71,228
United Breweries Ltd.	2,196	43,891
UPL Ltd.	20,043	176,942
Vedanta Ltd.	107,080	362,848
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
India — continued
Wipro Ltd.	22,528	105,419
Zydus Lifesciences Ltd.	12,791	67,031
		19,369,310
Indonesia — 3.7%
Adaro Energy Indonesia Tbk. PT	2,017,100	514,600
Astra International Tbk. PT	1,523,300	650,953
Bank Central Asia Tbk. PT	1,824,900	1,031,575
Bukit Asam Tbk. PT	1,424,500	356,753
Charoen Pokphand Indonesia Tbk. PT	580,000	207,208
Gudang Garam Tbk. PT	42,500	65,668
Hanjaya Mandala Sampoerna Tbk. PT	1,803,600	116,326
Indofood CBP Sukses Makmur Tbk. PT	145,200	90,631
Indofood Sukses Makmur Tbk. PT	593,200	245,445
Kalbe Farma Tbk. PT	3,002,700	394,874
Media Nusantara Citra Tbk. PT *	2,707,600	142,489
Perusahaan Gas Negara Tbk. PT	2,021,200	256,106
Sarana Menara Nusantara Tbk. PT	3,557,500	263,342
Telkom Indonesia Persero Tbk. PT	3,499,100	982,725
Unilever Indonesia Tbk. PT	362,300	107,786
United Tractors Tbk. PT	174,000	359,925
XL Axiata Tbk. PT	1,304,600	210,883
		5,997,289
Kuwait — 2.3%
Agility Public Warehousing Co. KSC	210,609	533,284
Humansoft Holding Co. KSC	20,599	223,597
Kuwait Finance House KSCP	387,722	1,014,017
Mobile Telecommunications Co. KSCP	291,645	563,713
National Bank of Kuwait SAKP	410,173	1,427,451
		3,762,062
Malaysia — 2.1%
Astro Malaysia Holdings Bhd.	324,900	46,385
Axiata Group Bhd.	259,100	155,929
DiGi.Com Bhd.	315,900	253,388
Hartalega Holdings Bhd.	240,700	109,888
Hong Leong Financial Group Bhd.	8,400	33,937
Kuala Lumpur Kepong Bhd.	24,100	110,339
Malayan Banking Bhd.	43,408	78,853
Maxis Bhd.	412,900	336,099
Nestle Malaysia Bhd.	7,200	202,538
Petronas Chemicals Group Bhd.	227,300	419,056
Petronas Gas Bhd.	117,500	424,968
PPB Group Bhd.	101,060	356,855
RHB Bank Bhd.	101,700	123,158
INVESTMENTS	SHARES	VALUE($)

Malaysia — continued
Telekom Malaysia Bhd.	262,900	309,200
Tenaga Nasional Bhd.	273,900	487,767
		3,448,360
Mexico — 7.1%
Alfa SAB de CV, Class A	687,790	456,837
America Movil SAB de CV	1,354,443	1,278,357
Arca Continental SAB de CV	72,806	594,780
Banco del Bajio SA (a)	45,359	127,700
Cemex SAB de CV *	1,022,269	398,320
Coca-Cola Femsa SAB de CV	73,812	464,263
El Puerto de Liverpool SAB de CV, Class C1	34,283	175,161
Fibra Uno Administracion SA de CV, REIT	470,916	549,755
Fomento Economico Mexicano SAB de CV	20,443	146,660
Gruma SAB de CV, Class B	39,915	460,635
Grupo Aeroportuario del Centro Norte SAB de CV	66,343	529,056
Grupo Aeroportuario del Pacifico SAB de CV, Class B	41,586	645,021
Grupo Aeroportuario del Sureste SAB de CV, Class B	26,454	620,820
Grupo Bimbo SAB de CV	209,589	812,524
Grupo Carso SAB de CV	46,912	189,182
Grupo Financiero Banorte SAB de CV, Class O	203,676	1,658,048
Grupo Mexico SAB de CV	66,326	238,918
Kimberly-Clark de Mexico SAB de CV, Class A	41,627	65,593
Megacable Holdings SAB de CV	94,215	196,248
Orbia Advance Corp. SAB de CV	187,524	315,458
Promotora y Operadora de Infraestructura SAB de CV	40,127	301,849
Qualitas Controladora SAB de CV	25,373	99,569
Sitios Latinoamerica SAB de CV *	67,721	20,064
Wal-Mart de Mexico SAB de CV	351,699	1,358,655
		11,703,473
Pakistan — 0.0% ^
Oil & Gas Development Co. Ltd.	115,306	36,645
Panama — 0.0% ^
BAC Holding International Corp. *	353,223	14,054
Philippines — 0.6%
Globe Telecom, Inc.	4,658	187,789
Manila Electric Co.	40,040	208,764
Metro Pacific Investments Corp.	3,122,200	197,192
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	161

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Philippines — continued
PLDT, Inc.	11,335	319,647
Puregold Price Club, Inc.	24,700	12,816
		926,208
Qatar — 2.3%
Commercial Bank PSQC (The)	154,212	266,560
Industries Qatar QSC	155,840	674,634
Masraf Al Rayan QSC	113,913	120,023
Mesaieed Petrochemical Holding Co.	278,891	173,942
Ooredoo QPSC	183,290	491,399
Qatar Electricity & Water Co. QSC	54,315	275,864
Qatar Fuel QSC	39,610	207,520
Qatar Gas Transport Co. Ltd.	458,812	516,556
Qatar International Islamic Bank QSC	34,730	110,313
Qatar Islamic Bank SAQ	96,949	648,727
Qatar National Bank QPSC	22,405	122,682
Qatar Navigation QSC	44,916	126,296
United Development Co. QSC	59,749	23,502
		3,758,018
Russia — 0.1%
Alrosa PJSC ‡ *	200,448	4,122
Federal Grid Co. Unified Energy System PJSC ‡ *	127,925,624	2,782
Inter RAO UES PJSC ‡	6,142,220	4,185
LUKOIL PJSC ‡	17,853	21,998
M.Video PJSC ‡	8,526	539
Magnit PJSC ‡	7,858	5,824
Magnitogorsk Iron & Steel Works PJSC ‡	334,440	3,866
MMC Norilsk Nickel PJSC ‡	3,087	14,762
Mobile TeleSystems PJSC ‡	120,496	6,770
Novolipetsk Steel PJSC ‡	155,019	6,950
PhosAgro PJSC ‡	1,940	2,387
ROSSETI PJSC ‡ *	6,397,653	1,040
Rostelecom PJSC ‡	157,186	2,668
RusHydro PJSC ‡	35,715,691	5,977
Sberbank of Russia PJSC ‡ *	537,391	16,767
Severstal PAO ‡	20,498	6,910
Sistema PJSFC ‡ *	308,352	918
Surgutneftegas PJSC (Preference) ‡	655,737	4,970
Tatneft PJSC ‡	17,275	1,549
Unipro PJSC ‡	4,941,067	1,948
		116,932
Saudi Arabia — 6.4%
Abdullah Al Othaim Markets Co.	5,516	166,637
INVESTMENTS	SHARES	VALUE($)

Saudi Arabia — continued
ACWA Power Co.	2,763	127,901
Al Rajhi Bank *	14,066	318,959
Alinma Bank	74,588	744,088
Almarai Co. JSC	24,982	374,109
Arab National Bank	18,657	160,204
Arabian Internet & Communications Services Co.	6,005	396,067
Bank Al-Jazira	49,043	305,131
Banque Saudi Fransi	17,736	203,875
Dr Sulaiman Al Habib Medical Services Group Co.	9,685	584,227
Elm Co.	3,123	274,471
Etihad Etisalat Co.	55,697	542,242
Jarir Marketing Co.	10,803	471,212
Mouwasat Medical Services Co.	5,970	347,532
Riyad Bank	47,695	455,840
SABIC Agri-Nutrients Co.	15,615	659,764
Sahara International Petrochemical Co.	37,168	400,146
Saudi Airlines Catering Co. *	17,543	361,259
Saudi Arabian Mining Co. *	17,269	384,377
Saudi Arabian Oil Co. (a)	136,075	1,262,847
Saudi Cement Co.	20,176	286,163
Saudi Electricity Co.	91,911	659,966
Saudi Ground Services Co. *	17,574	121,677
Saudi Investment Bank (The)	50,515	243,684
Saudi Telecom Co.	23,936	257,164
Yanbu Cement Co.	27,396	303,885
		10,413,427
Singapore — 0.1%
Yangzijiang Financial Holding Ltd. *	393,600	86,187
South Africa — 5.5%
African Rainbow Minerals Ltd.	27,112	381,778
Anglo American Platinum Ltd.	4,963	395,184
Aspen Pharmacare Holdings Ltd.	37,384	307,518
AVI Ltd.	86,295	345,654
Bidvest Group Ltd. (The)	44,763	517,795
Clicks Group Ltd.	4,261	72,201
Distell Group Holdings Ltd. *	17,130	161,921
Exxaro Resources Ltd.	37,145	413,915
Foschini Group Ltd. (The)	58,235	364,098
Impala Platinum Holdings Ltd.	55,776	571,072
Investec Ltd.	26,788	131,762
Life Healthcare Group Holdings Ltd.	83,924	90,235
MTN Group Ltd.	133,012	940,057
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
South Africa — continued
MultiChoice Group	62,145	406,084
Nedbank Group Ltd.	36,142	428,067
Netcare Ltd.	96,775	82,309
Pepkor Holdings Ltd. (a)	329,759	406,976
Pick n Pay Stores Ltd.	79,116	254,291
Royal Bafokeng Platinum Ltd.	9,793	78,728
Shoprite Holdings Ltd.	51,734	658,499
Sibanye Stillwater Ltd.	145,289	340,299
SPAR Group Ltd. (The)	7,060	59,862
Tiger Brands Ltd.	28,346	287,075
Truworths International Ltd.	120,891	344,039
Vodacom Group Ltd.	71,395	486,308
Woolworths Holdings Ltd.	135,857	465,880
		8,991,607
Taiwan — 9.9%
Asia Cement Corp.	219,000	253,226
Capital Securities Corp.	467,000	144,670
Cheng Shin Rubber Industry Co. Ltd.	349,000	349,170
Chicony Electronics Co. Ltd.	25,551	63,390
China Airlines Ltd.	572,000	299,430
China Motor Corp.	59,000	76,361
China Steel Corp.	158,000	131,522
Chunghwa Telecom Co. Ltd.	284,000	979,208
CTBC Financial Holding Co. Ltd.	1,396,395	882,154
E.Sun Financial Holding Co. Ltd.	877,216	630,424
Eva Airways Corp.	358,000	258,520
Evergreen Marine Corp. Taiwan Ltd.	89,800	382,037
Far Eastern New Century Corp.	464,000	462,472
Far EasTone Telecommunications Co. Ltd.	178,000	390,283
Feng TAY Enterprise Co. Ltd.	27,000	134,090
First Financial Holding Co. Ltd.	733,357	562,560
Formosa Chemicals & Fibre Corp.	132,000	284,523
Formosa Taffeta Co. Ltd.	183,000	145,518
Fubon Financial Holding Co. Ltd.	160,185	253,018
Globalwafers Co. Ltd.	14,000	155,175
Hotai Motor Co. Ltd.	15,000	271,387
Lite-On Technology Corp.	186,000	368,323
Mega Financial Holding Co. Ltd.	770,013	713,377
Nan Ya Plastics Corp.	412,000	872,963
Nien Made Enterprise Co. Ltd.	35,000	269,866
Novatek Microelectronics Corp.	11,000	81,958
Pou Chen Corp.	448,000	378,206
President Chain Store Corp.	68,000	565,420
Realtek Semiconductor Corp.	40,000	315,331
INVESTMENTS	SHARES	VALUE($)

Taiwan — continued
SinoPac Financial Holdings Co. Ltd.	1,159,275	578,426
Taiwan Cooperative Financial Holding Co. Ltd.	697,819	540,679
Taiwan Fertilizer Co. Ltd.	204,000	330,745
Taiwan Mobile Co. Ltd.	191,000	563,180
Taiwan Semiconductor Manufacturing Co. Ltd.	143,000	1,719,175
Uni-President Enterprises Corp.	404,000	820,427
Yang Ming Marine Transport Corp.	143,000	266,213
Yuanta Financial Holding Co. Ltd.	1,087,529	664,054
Yulon Motor Co. Ltd.	96,000	135,616
		16,293,097
Thailand — 2.3%
Advanced Info Service PCL	112,700	566,319
Bangkok Dusit Medical Services PCL, Class F	273,000	211,888
Bumrungrad Hospital PCL	54,400	324,280
Digital Telecommunications Infrastructure Fund, Class F	890,000	315,686
Electricity Generating PCL	35,500	159,160
Home Product Center PCL	774,400	297,586
Intouch Holdings PCL, NVDR	158,000	299,109
Krung Thai Bank PCL	1,059,300	488,116
PTT Exploration & Production PCL	147,600	699,995
Ratch Group PCL	95,200	102,483
Sri Trang Gloves Thailand PCL, NVDR	76,500	22,350
Thai Union Group PCL, Class F	236,600	111,977
Total Access Communication PCL	49,600	58,747
Total Access Communication PCL, NVDR	124,000	146,867
		3,804,563
Turkey — 6.7%
AG Anadolu Grubu Holding A/S	77,224	356,991
Aksa Enerji Uretim A/S	148,674	330,666
Alarko Holding A/S	125,790	434,105
Anadolu Efes Biracilik ve Malt Sanayii A/S	164,975	424,503
Arcelik A/S	83,598	353,323
Aselsan Elektronik Sanayi ve Ticaret A/S	263,533	456,243
Aygaz A/S	43,776	138,593
BIM Birlesik Magazalar A/S	81,855	589,346
Coca-Cola Icecek A/S	42,582	393,299
Dogan Sirketler Grubu Holding A/S	1,193,047	381,649
Dogus Otomotiv Servis ve Ticaret A/S	35,316	232,692
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	211,258	225,699
Enerjisa Enerji A/S (a)	312,387	344,231
Enka Insaat ve Sanayi A/S	392,083	394,924
Eregli Demir ve Celik Fabrikalari TAS	211,480	337,025
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	163

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Turkey — continued
Ford Otomotiv Sanayi A/S	22,262	434,489
Haci Omer Sabanci Holding A/S	223,584	402,654
Iskenderun Demir ve Celik A/S	55,538	75,987
KOC Holding A/S	131,047	390,928
Koza Altin Isletmeleri A/S	17,918	187,412
Koza Anadolu Metal Madencilik Isletmeleri A/S *	146,099	250,127
Otokar Otomotiv ve Savunma Sanayi AS	6,473	183,957
Oyak Cimento Fabrikalari A/S *	301,163	271,969
TAV Havalimanlari Holding A/S *	111,724	470,573
Tekfen Holding A/S	113,969	202,095
Tofas Turk Otomobil Fabrikasi A/S	75,234	396,962
Turk Hava Yollari AO *	117,622	640,190
Turk Telekomunikasyon A/S	610,061	406,555
Turk Traktor ve Ziraat Makineleri A/S	10,399	212,577
Turkcell Iletisim Hizmetleri A/S	352,608	486,682
Turkiye Sise ve Cam Fabrikalari A/S	330,627	589,535
		10,995,981
United Arab Emirates — 3.1%
Abu Dhabi Commercial Bank PJSC	239,956	617,687
Abu Dhabi Islamic Bank PJSC	134,029	346,787
Abu Dhabi Ports Co. PJSC *	158,974	245,611
Air Arabia PJSC	309,171	171,718
Aldar Properties PJSC	360,420	423,952
Alpha Dhabi Holding PJSC *	81,518	543,734
Dubai Islamic Bank PJSC	261,397	414,125
Emirates Telecommunications Group Co. PJSC	206,279	1,449,742
First Abu Dhabi Bank PJSC	190,611	929,564
		5,142,920
United States — 0.3%
JBS SA	114,014	551,143
Total Common Stocks (Cost $175,358,922)		163,499,769
	NO. OF RIGHTS
Rights — 0.0%
Thailand — 0.0% ^
Thai Union Group PCL, expiring 12/31/2022(Cost $—)	6,708	—
INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 0.1%
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (d) (e)(Cost $182,157)	182,157	182,157
Total Investments — 99.9% (Cost $175,541,079)		163,681,926
Other Assets Less Liabilities — 0.1%		244,300
NET ASSETS — 100.0%		163,926,226

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $160,016.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	16.0%
Oil, Gas & Consumable Fuels	7.3
Metals & Mining	6.2
Wireless Telecommunication Services	5.0
Food Products	4.2
Electric Utilities	4.1
IT Services	4.0
Diversified Telecommunication Services	3.9
Industrial Conglomerates	3.6
Independent Power and Renewable Electricity Producers	3.3
Pharmaceuticals	3.1
Transportation Infrastructure	3.0
Beverages	2.8
Chemicals	2.8
Food & Staples Retailing	2.5
Specialty Retail	2.0
Automobiles	1.8
Machinery	1.6
Textiles, Apparel & Luxury Goods	1.6
Construction Materials	1.5
Personal Products	1.5
Semiconductors & Semiconductor Equipment	1.4
Diversified Financial Services	1.4
Health Care Providers & Services	1.3
Gas Utilities	1.2
Media	1.0
Others (each less than 1.0%)	11.8
Short-Term Investments	0.1
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	165

JPMorgan Diversified Return Emerging Markets Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	3	12/16/2022	USD	128,115	654

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.4%
Australia — 10.7%
AGL Energy Ltd.	523,203	2,279,485
Altium Ltd.	53,984	1,218,921
Alumina Ltd.	1,474,211	1,274,082
Ampol Ltd.	87,550	1,527,032
Ansell Ltd.	109,193	1,971,273
APA Group	308,064	2,074,007
Aurizon Holdings Ltd.	240,848	558,133
Australia & New Zealand Banking Group Ltd.	28,032	459,269
BHP Group Ltd.	91,755	2,203,974
BlueScope Steel Ltd.	78,372	789,205
Charter Hall Group, REIT	71,773	595,777
Cochlear Ltd.	7,692	982,604
Coles Group Ltd.	240,213	2,511,587
CSR Ltd.	544,470	1,612,869
Dexus, REIT	426,546	2,125,523
Endeavour Group Ltd.	213,003	974,980
Flutter Entertainment plc *	9,245	1,225,344
Fortescue Metals Group Ltd.	167,960	1,582,352
Glencore plc	532,607	3,053,475
GPT Group (The), REIT	783,001	2,163,875
Harvey Norman Holdings Ltd.	506,343	1,347,019
Iluka Resources Ltd.	68,299	378,413
Incitec Pivot Ltd.	471,790	1,134,632
JB Hi-Fi Ltd.	70,243	1,925,499
Lottery Corp. Ltd. (The) *	644,321	1,767,610
Macquarie Group Ltd.	2,700	292,904
Metcash Ltd.	703,069	1,845,648
Mirvac Group, REIT	1,069,172	1,416,617
Origin Energy Ltd.	683,532	2,441,973
Ramsay Health Care Ltd.	53,664	2,012,892
REA Group Ltd.	680	52,704
Rio Tinto Ltd.	35,662	2,023,805
Rio Tinto plc	45,907	2,399,176
Santos Ltd.	534,788	2,610,653
Sonic Healthcare Ltd.	119,178	2,495,049
South32 Ltd.	786,516	1,804,480
Stockland, REIT	227,972	525,270
Tabcorp Holdings Ltd.	1,307,054	806,950
Telstra Group Ltd.	689,484	1,728,831
TPG Telecom Ltd.	34,395	107,897
Treasury Wine Estates Ltd.	84,685	701,765
Vicinity Ltd., REIT	547,849	682,984
Wesfarmers Ltd.	79,482	2,306,492
Whitehaven Coal Ltd.	234,621	1,362,867
INVESTMENTS	SHARES	VALUE($)

Australia — continued
WiseTech Global Ltd.	23,407	865,661
Woodside Energy Group Ltd.	125,662	2,905,113
Woolworths Group Ltd.	113,055	2,387,472
		71,514,143
Austria — 0.6%
Mondi plc	170,381	2,858,733
OMV AG	31,546	1,452,485
		4,311,218
Belgium — 0.4%
D'ieteren Group	2,542	423,060
Etablissements Franz Colruyt NV	6,500	156,677
Groupe Bruxelles Lambert NV	7,603	560,542
Proximus SADP	117,570	1,232,572
		2,372,851
Brazil — 0.4%
Yara International ASA	60,080	2,681,457
Cambodia — 0.0% ^
NagaCorp Ltd. *	133,231	60,758
Chile — 0.3%
Antofagasta plc	167,469	2,256,715
China — 1.4%
Budweiser Brewing Co. APAC Ltd. (a)	201,300	423,681
Chow Tai Fook Jewellery Group Ltd.	261,200	447,194
Lenovo Group Ltd.	3,576,000	2,857,967
SITC International Holdings Co. Ltd.	214,000	350,489
Want Want China Holdings Ltd.	2,546,000	1,672,430
Wilmar International Ltd.	795,000	2,177,945
Xinyi Glass Holdings Ltd.	963,000	1,237,605
		9,167,311
Denmark — 0.7%
Carlsberg A/S, Class B	11,346	1,335,943
DSV A/S	606	81,888
Novo Nordisk A/S, Class B	27,686	3,010,333
		4,428,164
Finland — 1.6%
Elisa OYJ	48,482	2,342,958
Fortum OYJ	130,558	1,837,511
Kesko OYJ, Class B	104,647	2,036,501
Orion OYJ, Class B	15,269	702,653
Stora Enso OYJ, Class R	132,161	1,723,222
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	167

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Finland — continued
UPM-Kymmene OYJ	60,316	2,027,671
Valmet OYJ	17,112	389,182
		11,059,698
France — 4.2%
Air Liquide SA	4,960	648,836
Arkema SA	21,067	1,667,202
Capgemini SE	16,303	2,671,912
Carrefour SA	127,088	2,045,539
Covivio, REIT	12,017	643,410
Eiffage SA	28,445	2,572,048
EssilorLuxottica SA	2,479	392,000
Gecina SA, REIT	22,770	2,030,039
Klepierre SA, REIT *	107,721	2,165,004
Orange SA	208,728	1,988,743
Pernod Ricard SA	15,240	2,674,792
Publicis Groupe SA	31,881	1,785,476
Sanofi	8,756	753,523
TotalEnergies SE	43,009	2,346,286
Unibail-Rodamco-Westfield, REIT *	8,397	396,839
Vinci SA	22,866	2,104,519
Vivendi SE	166,116	1,359,656
		28,245,824
Germany — 2.5%
Aroundtown SA	116,384	230,702
Bayerische Motoren Werke AG	11,999	941,825
Covestro AG (a)	14,949	507,459
Daimler Truck Holding AG *	25,116	669,909
Deutsche Telekom AG (Registered)	152,142	2,871,756
E.ON SE	51,167	428,472
Evonik Industries AG	27,124	499,671
Fresenius Medical Care AG & Co. KGaA	36,281	1,003,554
Hannover Rueck SE	3,287	534,874
Hella GmbH & Co. KGaA	7,275	567,949
Infineon Technologies AG	11,259	273,205
LEG Immobilien SE	14,458	943,894
Mercedes-Benz Group AG	42,430	2,455,916
Merck KGaA	8,732	1,423,012
SAP SE	20,944	2,015,920
Telefonica Deutschland Holding AG	612,726	1,335,069
Uniper SE (b)	46,706	139,812
		16,842,999
Hong Kong — 2.9%
ASMPT Ltd.	107,100	589,104
INVESTMENTS	SHARES	VALUE($)

Hong Kong — continued
CK Asset Holdings Ltd.	383,000	2,117,443
CK Infrastructure Holdings Ltd.	470,000	2,232,841
CLP Holdings Ltd.	327,000	2,194,761
Hong Kong & China Gas Co. Ltd.	737,393	568,360
Hutchison Port Holdings Trust	2,985,000	487,525
Link, REIT	217,100	1,283,195
MTR Corp. Ltd.	221,500	974,642
New World Development Co. Ltd.	122,750	251,082
Orient Overseas International Ltd.	46,000	672,205
PCCW Ltd.	3,409,000	1,302,414
Power Assets Holdings Ltd.	496,000	2,371,648
Sun Hung Kai Properties Ltd.	179,500	1,928,965
Swire Pacific Ltd., Class A	97,500	646,768
WH Group Ltd. (a)	3,272,500	1,652,649
Yue Yuen Industrial Holdings Ltd.	405,000	411,742
		19,685,344
Indonesia — 0.2%
First Pacific Co. Ltd.	446,000	118,103
Golden Agri-Resources Ltd.	5,083,200	1,042,357
		1,160,460
Ireland — 0.4%
CRH plc	48,690	1,753,709
Smurfit Kappa Group plc	24,907	824,496
		2,578,205
Italy — 2.1%
A2A SpA	489,211	542,456
Assicurazioni Generali SpA	53,249	799,114
Banca Mediolanum SpA	68,814	514,860
Coca-Cola HBC AG	111,861	2,443,417
Davide Campari-Milano NV	89,646	805,050
Eni SpA	76,991	1,011,179
Italgas SpA	364,289	1,876,909
Poste Italiane SpA (a)	175,302	1,527,629
Recordati Industria Chimica e Farmaceutica SpA	32,219	1,210,517
Snam SpA	294,315	1,308,676
Telecom Italia SpA *	506,331	99,060
Terna - Rete Elettrica Nazionale	243,704	1,616,164
		13,755,031
Japan — 30.1%
Activia Properties, Inc., REIT	216	639,804
Advance Residence Investment Corp., REIT	255	593,682
Advantest Corp.	5,900	310,585
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Aeon Mall Co. Ltd.	23,800	258,910
AEON REIT Investment Corp., REIT	513	552,309
AGC, Inc.	27,200	852,311
Ajinomoto Co., Inc.	106,100	2,918,092
Alfresa Holdings Corp.	84,300	970,536
Anritsu Corp.	144,900	1,458,400
Aozora Bank Ltd.	29,700	510,892
Asahi Group Holdings Ltd.	56,800	1,589,306
Astellas Pharma, Inc.	203,300	2,805,171
Brother Industries Ltd.	40,600	691,658
Canon Marketing Japan, Inc.	60,700	1,280,891
Canon, Inc.	69,700	1,477,465
Capcom Co. Ltd.	84,200	2,342,020
Casio Computer Co. Ltd.	39,100	339,847
Chubu Electric Power Co., Inc.	282,300	2,297,901
Chugai Pharmaceutical Co. Ltd.	74,100	1,717,035
COMSYS Holdings Corp.	82,000	1,343,396
Cosmo Energy Holdings Co. Ltd.	100,300	2,583,664
Cosmos Pharmaceutical Corp.	5,900	570,617
CyberAgent, Inc.	162,100	1,331,681
Dai Nippon Printing Co. Ltd.	47,600	953,463
Daito Trust Construction Co. Ltd.	29,600	2,931,104
Daiwa House REIT Investment Corp., REIT	746	1,505,649
Daiwa Securities Group, Inc.	530,800	2,071,008
Denka Co. Ltd.	12,400	287,259
DIC Corp.	35,100	589,342
Dowa Holdings Co. Ltd.	11,000	349,272
Electric Power Development Co. Ltd.	180,400	2,508,949
ENEOS Holdings, Inc.	223,400	736,920
Fuji Media Holdings, Inc.	18,200	126,583
FUJIFILM Holdings Corp.	45,500	2,081,620
Fujitsu Ltd.	20,700	2,381,712
Fukuoka Financial Group, Inc.	22,300	379,448
H.U. Group Holdings, Inc.	69,000	1,284,422
Hachijuni Bank Ltd. (The)	132,400	422,245
Hikari Tsushin, Inc.	5,300	640,211
Hoya Corp.	600	55,777
Idemitsu Kosan Co. Ltd.	81,637	1,786,237
Iida Group Holdings Co. Ltd.	39,500	548,472
Industrial & Infrastructure Fund Investment Corp., REIT	58	61,256
Inpex Corp.	258,800	2,611,912
ITOCHU Corp.	93,800	2,424,219
Itochu Techno-Solutions Corp.	25,000	579,594
Iwatani Corp.	37,700	1,388,168
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Japan Metropolitan Fund Invest, REIT	1,899	1,399,049
Japan Post Holdings Co. Ltd.	277,300	1,864,726
Japan Post Insurance Co. Ltd.	131,700	1,949,576
Japan Real Estate Investment Corp., REIT	16	67,045
Japan Tobacco, Inc.	170,700	2,858,787
Kajima Corp.	62,300	586,442
Kaken Pharmaceutical Co. Ltd.	15,800	404,405
Kaneka Corp.	9,400	233,094
Kansai Electric Power Co., Inc. (The)	301,500	2,283,942
Kawasaki Kisen Kaisha Ltd.	51,600	782,422
KDDI Corp.	92,700	2,739,931
Kikkoman Corp.	6,400	346,817
Kinden Corp.	48,500	493,505
Kirin Holdings Co. Ltd.	59,100	868,766
K's Holdings Corp.	188,900	1,480,299
Kyowa Kirin Co. Ltd.	115,500	2,720,222
Kyushu Electric Power Co., Inc.	313,200	1,550,677
Lawson, Inc.	50,600	1,616,519
Lintec Corp.	54,400	816,196
Mani, Inc.	24,100	351,079
Marubeni Corp.	288,900	2,529,007
Matsui Securities Co. Ltd.	62,600	333,368
MatsukiyoCocokara & Co.	28,000	1,019,442
Mebuki Financial Group, Inc.	176,200	342,654
Medipal Holdings Corp.	105,200	1,304,275
MEIJI Holdings Co. Ltd.	61,300	2,522,441
Mitsubishi Chemical Group Corp.	250,400	1,131,145
Mitsubishi Corp.	34,000	921,022
Mitsubishi Estate Co. Ltd.	18,200	228,870
Mitsubishi Gas Chemical Co., Inc.	49,300	626,466
Mitsubishi HC Capital, Inc.	400,500	1,718,569
Mitsubishi UFJ Financial Group, Inc.	241,400	1,140,338
Mitsui & Co. Ltd.	127,100	2,812,620
Mitsui Fudosan Co. Ltd.	89,300	1,709,950
Mitsui Fudosan Logistics Park, Inc., REIT	38	126,079
Mitsui Mining & Smelting Co. Ltd.	50,700	1,024,018
Morinaga Milk Industry Co. Ltd.	15,900	451,088
MS&AD Insurance Group Holdings, Inc.	36,800	974,508
NH Foods Ltd.	29,800	710,179
Nifco, Inc.	9,400	218,310
Nintendo Co. Ltd.	59,300	2,407,526
Nippon Electric Glass Co. Ltd.	75,700	1,310,791
Nippon Shinyaku Co. Ltd.	17,300	957,836
Nippon Shokubai Co. Ltd.	12,000	430,449
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	169

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Japan — continued
Nippon Steel Corp.	185,200	2,540,671
Nippon Telegraph & Telephone Corp.	106,500	2,937,345
Nippon Yusen KK	89,400	1,619,434
Nisshin Seifun Group, Inc.	45,100	487,334
Nissin Foods Holdings Co. Ltd.	24,600	1,592,331
Nitto Denko Corp.	38,200	2,012,596
NOF Corp.	16,000	550,343
Nomura Holdings, Inc.	42,800	138,499
Nomura Real Estate Holdings, Inc.	103,700	2,344,015
Nomura Research Institute Ltd.	81,700	1,808,038
Obayashi Corp.	112,200	720,175
Ono Pharmaceutical Co. Ltd.	106,300	2,501,617
Open House Group Co. Ltd.	75,300	2,678,377
ORIX Corp.	159,900	2,348,564
Osaka Gas Co. Ltd.	178,800	2,647,616
Otsuka Holdings Co. Ltd.	49,700	1,593,109
Resona Holdings, Inc.	475,000	1,790,253
Rinnai Corp.	5,500	374,359
Sankyo Co. Ltd.	31,500	1,040,189
Sapporo Holdings Ltd.	18,500	408,051
Sawai Group Holdings Co. Ltd.	27,100	782,247
SBI Holdings, Inc.	69,800	1,260,872
SCREEN Holdings Co. Ltd.	35,700	1,959,463
SCSK Corp.	51,000	752,427
Sekisui Chemical Co. Ltd.	54,600	681,847
Sekisui House Ltd.	82,900	1,376,372
Sekisui House REIT, Inc., REIT	656	353,483
Shimamura Co. Ltd.	8,700	703,547
Shionogi & Co. Ltd.	47,600	2,210,413
Ship Healthcare Holdings, Inc.	21,300	408,510
Skylark Holdings Co. Ltd.	70,600	753,123
SoftBank Corp.	246,200	2,428,612
SoftBank Group Corp.	54,700	2,348,064
Sojitz Corp.	151,420	2,232,229
Sony Group Corp.	16,400	1,105,928
Sugi Holdings Co. Ltd.	21,800	874,291
Sumitomo Chemical Co. Ltd.	746,100	2,512,313
Sumitomo Mitsui Financial Group, Inc.	59,400	1,668,045
Sumitomo Pharma Co. Ltd.	159,700	1,112,456
Suntory Beverage & Food Ltd.	59,400	1,987,329
Suzuken Co. Ltd.	23,900	532,104
Taisho Pharmaceutical Holdings Co. Ltd.	4,000	144,272
Takeda Pharmaceutical Co. Ltd.	87,200	2,302,865
Teijin Ltd.	82,400	748,110
INVESTMENTS	SHARES	VALUE($)

Japan — continued
TIS, Inc.	6,000	161,770
Toho Gas Co. Ltd.	28,200	525,417
Tohoku Electric Power Co., Inc.	261,600	1,098,827
Tokyo Electric Power Co. Holdings, Inc. *	755,100	2,459,788
Tokyo Electron Ltd.	6,800	1,789,057
Tokyo Gas Co. Ltd.	158,600	2,834,419
Tokyo Tatemono Co. Ltd.	99,000	1,361,481
Tosoh Corp.	102,100	1,110,796
Toyo Suisan Kaisha Ltd.	64,400	2,416,108
Toyota Boshoku Corp.	27,600	351,199
Toyota Industries Corp.	30,700	1,581,517
Trend Micro, Inc.	11,600	584,913
Tsumura & Co.	61,900	1,292,866
UBE Corp.	86,100	1,110,501
Unicharm Corp.	27,400	832,725
United Urban Investment Corp., REIT	224	236,998
USS Co. Ltd.	62,500	943,046
Yakult Honsha Co. Ltd.	27,200	1,506,851
Yamada Holdings Co. Ltd.	450,800	1,452,709
Yamaguchi Financial Group, Inc.	8,200	43,183
Yamaha Motor Co. Ltd.	121,400	2,506,008
Yokohama Rubber Co. Ltd. (The)	69,800	1,091,470
Zeon Corp.	63,300	533,573
		201,702,525
Jordan — 0.3%
Hikma Pharmaceuticals plc	127,179	1,825,685
Luxembourg — 0.1%
RTL Group SA	26,684	905,814
Mexico — 0.1%
Fresnillo plc	109,033	911,574
Netherlands — 3.4%
ASML Holding NV (b)	2,703	1,267,943
ASR Nederland NV	56,369	2,482,091
BE Semiconductor Industries NV	17,017	867,268
Heineken Holding NV	28,026	1,912,332
Koninklijke Ahold Delhaize NV	102,631	2,862,204
Koninklijke DSM NV	8,487	998,329
Koninklijke KPN NV	878,608	2,457,560
Koninklijke Philips NV	14,423	182,954
NN Group NV	69,759	2,953,769
OCI NV	18,157	694,467
Shell plc	117,006	3,241,253
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Netherlands — continued
Universal Music Group NV	4,326	84,943
Wolters Kluwer NV	26,883	2,856,551
		22,861,664
New Zealand — 0.6%
Fisher & Paykel Healthcare Corp. Ltd.	141,936	1,613,106
Spark New Zealand Ltd.	745,461	2,219,060
		3,832,166
Norway — 1.2%
Aker BP ASA	15,438	490,409
DNB Bank ASA	36,080	638,143
Equinor ASA	75,935	2,766,595
Mowi ASA	42,913	640,510
Norsk Hydro ASA	244,547	1,551,974
Orkla ASA	148,008	998,337
Salmar ASA	8,518	288,774
Telenor ASA	81,306	738,898
		8,113,640
Portugal — 0.3%
Jeronimo Martins SGPS SA	101,050	2,091,030
Russia — 0.0% ^
Evraz plc ‡	393,430	18,472
Singapore — 2.9%
CapitaLand Ascendas REIT, REIT	641,342	1,186,606
CapitaLand Integrated Commercial Trust, REIT	839,808	1,114,555
ComfortDelGro Corp. Ltd.	466,500	418,774
DBS Group Holdings Ltd.	112,500	2,719,836
Keppel Corp. Ltd.	435,600	2,144,031
Mapletree Pan Asia Commercial Trust, REIT	828,500	929,751
Oversea-Chinese Banking Corp. Ltd.	221,900	1,904,810
Sembcorp Industries Ltd.	1,343,500	2,761,770
Singapore Telecommunications Ltd.	857,800	1,510,368
STMicroelectronics NV	27,233	846,782
Suntec, REIT	1,490,400	1,359,246
Venture Corp. Ltd.	199,100	2,240,542
		19,137,071
South Africa — 0.3%
Anglo American plc	68,413	2,049,258
South Korea — 6.7%
CJ CheilJedang Corp.	2,016	585,329
Daewoo Engineering & Construction Co. Ltd. *	132,357	389,782
DL Holdings Co. Ltd.	10,643	458,639
INVESTMENTS	SHARES	VALUE($)

South Korea — continued
E-MART, Inc.	5,844	346,448
F&F Co. Ltd.	7,848	799,617
GS Engineering & Construction Corp.	67,304	1,022,668
GS Holdings Corp.	5,376	173,406
GS Retail Co. Ltd.	34,496	614,253
Hana Financial Group, Inc.	82,856	2,395,481
Hanwha Corp.	21,839	388,585
Hanwha Life Insurance Co. Ltd. *	241,303	369,428
Hite Jinro Co. Ltd.	34,033	611,935
Hyundai Department Store Co. Ltd.	3,914	148,449
Hyundai Mobis Co. Ltd.	5,541	849,875
Industrial Bank of Korea	190,552	1,396,481
KB Financial Group, Inc.	69,717	2,345,912
Kia Corp.	44,436	2,064,977
Korea Electric Power Corp. *	35,214	412,937
Korea Gas Corp.	56,927	1,389,252
Korea Investment Holdings Co. Ltd.	13,599	472,072
Korean Air Lines Co. Ltd. *	50,973	825,459
KT&G Corp.	46,968	3,154,444
LG Corp.	40,184	2,230,734
LG Innotek Co. Ltd.	10,611	2,201,403
LG Uplus Corp.	94,926	762,283
Mirae Asset Securities Co. Ltd.	77,791	346,289
NAVER Corp.	9,202	1,091,526
NH Investment & Securities Co. Ltd.	72,322	454,737
NongShim Co. Ltd.	442	93,625
Orion Corp.	11,539	821,138
POSCO Holdings, Inc.	9,213	1,605,741
Samsung Electronics Co. Ltd.	55,737	2,319,766
Samsung Engineering Co. Ltd. *	47,407	791,949
Samsung Securities Co. Ltd.	41,240	917,541
SK Hynix, Inc.	42,971	2,487,658
SK Square Co. Ltd. *	27,961	722,959
SK Telecom Co. Ltd.	54,270	1,907,141
Woori Financial Group, Inc.	289,648	2,390,175
Yuhan Corp.	63,628	2,667,849
		45,027,943
Spain — 2.1%
Acciona SA	10,730	1,932,062
Corp. ACCIONA Energias Renovables SA	8,800	346,024
Enagas SA	103,035	1,672,661
Endesa SA	141,867	2,370,320
Iberdrola SA	273,811	2,784,461
Merlin Properties Socimi SA, REIT	65,027	551,207
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	171

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Spain — continued
Naturgy Energy Group SA	102,043	2,618,682
Red Electrica Corp. SA	94,988	1,536,499
		13,811,916
Sweden — 3.5%
Boliden AB	70,937	2,062,913
Castellum AB	138,620	1,584,995
Fastighets AB Balder, Class B *	167,393	628,334
Getinge AB, Class B	39,245	796,398
H & M Hennes & Mauritz AB, Class B (b)	167,052	1,682,575
Hexagon AB, Class B	233,054	2,303,948
Husqvarna AB, Class B	472	2,802
Investor AB, Class B	165,451	2,700,263
Sagax AB, Class B	43,791	806,952
Securitas AB, Class B (b)	226,537	1,850,991
Skanska AB, Class B	82,804	1,287,713
Swedish Match AB	286,774	2,949,440
Tele2 AB, Class B	174,447	1,429,771
Telia Co. AB (b)	737,177	1,953,347
Trelleborg AB, Class B	72,084	1,587,222
		23,627,664
Switzerland — 1.6%
EMS-Chemie Holding AG (Registered)	433	272,267
Kuehne + Nagel International AG (Registered)	3,904	831,030
Logitech International SA (Registered) (b)	28,617	1,423,179
Novartis AG (Registered)	31,648	2,560,031
Sonova Holding AG (Registered)	9,111	2,153,510
Swiss Prime Site AG (Registered)	12,346	996,235
Swisscom AG (Registered)	5,370	2,651,648
		10,887,900
United Kingdom — 16.0%
3i Group plc	214,908	2,862,226
abrdn plc	486,582	886,641
Admiral Group plc	96,244	2,225,705
Ashtead Group plc	3,923	204,361
Associated British Foods plc	116,273	1,802,149
AstraZeneca plc	25,295	2,967,918
Auto Trader Group plc (a)	314,599	1,883,121
AVEVA Group plc	59,768	2,138,992
Aviva plc	434,847	2,085,799
B&M European Value Retail SA	333,526	1,232,574
BAE Systems plc	326,199	3,051,125
Barratt Developments plc	64,954	280,153
Bellway plc	9,745	207,249
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
Berkeley Group Holdings plc	20,955	833,744
BP plc	301,799	1,669,736
British American Tobacco plc	75,174	2,968,882
British Land Co. plc (The), REIT	363,982	1,526,866
BT Group plc	1,390,723	2,072,500
Bunzl plc	52,772	1,719,604
Burberry Group plc	37,378	778,849
Centrica plc	3,026,782	2,659,669
CK Hutchison Holdings Ltd.	110,542	550,260
ConvaTec Group plc (a)	976,287	2,442,891
Croda International plc	27,848	2,157,374
Dechra Pharmaceuticals plc	36,959	1,111,071
Derwent London plc, REIT	60,601	1,499,834
Diageo plc	68,992	2,839,194
Direct Line Insurance Group plc	591,972	1,367,714
Haleon plc *	750,796	2,302,283
Halma plc	22,746	551,575
HSBC Holdings plc	369,758	1,897,618
IMI plc	99,264	1,398,320
Imperial Brands plc	132,768	3,234,109
Informa plc	226,675	1,444,355
InterContinental Hotels Group plc	24,302	1,305,765
Intertek Group plc	21,975	920,598
J Sainsbury plc	624,604	1,392,301
Johnson Matthey plc	19,610	435,295
Land Securities Group plc, REIT	290,277	1,898,089
Legal & General Group plc	970,706	2,596,893
M&G plc	369,031	741,615
National Grid plc	74,992	817,047
Next plc	30,587	1,727,543
Pearson plc	281,315	3,109,410
Pennon Group plc	92,297	886,948
Persimmon plc	46,782	700,040
Phoenix Group Holdings plc	192,962	1,200,991
Reckitt Benckiser Group plc	39,785	2,640,293
Rentokil Initial plc	125,541	783,390
Rightmove plc	305,063	1,717,869
Sage Group plc (The)	203,648	1,697,353
Segro plc, REIT	206,537	1,858,834
Severn Trent plc	54,445	1,562,558
Smith & Nephew plc	78,927	932,674
Smiths Group plc	142,079	2,544,997
Spirax-Sarco Engineering plc	9,192	1,132,763
SSE plc	141,937	2,536,540
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — continued
St. James's Place plc	64,516	787,841
Standard Chartered plc	122,471	731,733
Tate & Lyle plc	259,229	2,082,954
Taylor Wimpey plc	244,222	262,570
Tesco plc	926,743	2,288,948
Unilever plc	8,760	399,826
Unilever plc	9,170	416,816
United Utilities Group plc	231,099	2,490,369
Vodafone Group plc	1,701,029	1,985,786
WPP plc	232,815	2,048,807
		107,489,917
United States — 1.8%
CSL Ltd.	14,018	2,509,439
Ferguson plc	25,136	2,741,300
GSK plc	141,203	2,313,060
NortonLifeLock, Inc.	1	23
Roche Holding AG	8,755	2,904,893
Schneider Electric SE	7,501	948,550
Sims Ltd.	123,737	967,419
		12,384,684
Total Common Stocks (Cost $806,370,835)		666,799,101
Short-Term Investments — 0.7%
Investment Companies — 0.1%
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (c) (d)(Cost $569,430)	569,342	569,398
Investment of Cash Collateral from Securities Loaned — 0.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	2,258,925	2,258,925
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	1,789,624	1,789,624
Total Investment of Cash Collateral from Securities Loaned (Cost $4,047,394)		4,048,549
Total Short-Term Investments (Cost $4,616,824)		4,617,947
Total Investments — 100.1% (Cost $810,987,659)		671,417,048
Liabilities in Excess of Other Assets — (0.1)%		(354,908)
NET ASSETS — 100.0%		671,062,140

Percentages indicated are based on net assets.

Abbreviations
APAC	Asia Pacific
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $3,818,777.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	173

JPMorgan Diversified Return International Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	6.5%
Electric Utilities	5.1
Equity Real Estate Investment Trusts (REITs)	4.7
Metals & Mining	4.6
Oil, Gas & Consumable Fuels	4.5
Diversified Telecommunication Services	4.5
Food Products	4.0
Food & Staples Retailing	3.8
Chemicals	3.6
Banks	3.4
Insurance	3.4
Real Estate Management & Development	2.8
Beverages	2.8
Gas Utilities	2.6
Trading Companies & Distributors	2.3
Tobacco	2.3
Wireless Telecommunication Services	1.9
Media	1.8
Health Care Equipment & Supplies	1.8
Construction & Engineering	1.8
Electronic Equipment, Instruments & Components	1.7
Semiconductors & Semiconductor Equipment	1.7
Technology Hardware, Storage & Peripherals	1.6
Capital Markets	1.6
Health Care Providers & Services	1.5
Multi-Utilities	1.4
Household Durables	1.4
Specialty Retail	1.4
Diversified Financial Services	1.3
Software	1.3
IT Services	1.2
Industrial Conglomerates	1.2
Automobiles	1.2
Multiline Retail	1.0
Machinery	1.0
Paper & Forest Products	1.0
Others (each less than 1.0%)	9.6
Short-Term Investments	0.7
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI EAFE E-Mini Index	40	12/16/2022	USD	3,512,400	105,847

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	175

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.7%
Aerospace & Defense — 1.0%
General Dynamics Corp.	8,994	2,246,701
L3Harris Technologies, Inc.	1,605	395,585
Lockheed Martin Corp.	4,900	2,384,732
		5,027,018
Automobiles & Parts — 0.6%
Ford Motor Co.	118,910	1,589,827
Gentex Corp.	58,634	1,553,214
		3,143,041
Banks — 2.0%
Bank of America Corp.	39,976	1,440,735
Bank of Hawaii Corp.	3,854	292,711
Citizens Financial Group, Inc.	9,212	376,771
Discover Financial Services	9,255	966,777
Fifth Third Bancorp	42,915	1,531,637
Huntington Bancshares, Inc.	109,429	1,661,132
KeyCorp	19,922	356,006
Popular, Inc. (Puerto Rico)	13,425	949,416
Regions Financial Corp.	24,385	535,251
Truist Financial Corp.	29,246	1,309,928
US Bancorp	13,349	566,665
		9,987,029
Beverages — 2.3%
Brown-Forman Corp., Class B	23,496	1,597,728
Coca-Cola Co. (The)	33,392	1,998,511
Constellation Brands, Inc., Class A	8,395	2,074,237
Keurig Dr Pepper, Inc.	53,677	2,084,815
Molson Coors Beverage Co., Class B	39,957	2,015,031
PepsiCo, Inc.	11,961	2,171,878
		11,942,200
Chemicals — 4.1%
Ashland, Inc.	18,480	1,938,922
Celanese Corp.	12,784	1,228,798
CF Industries Holdings, Inc.	19,777	2,101,504
Chemours Co. (The)	50,372	1,442,150
Dow, Inc.	31,931	1,492,455
Eastman Chemical Co.	17,379	1,334,881
Element Solutions, Inc.	74,306	1,278,063
FMC Corp.	8,748	1,040,137
Huntsman Corp.	73,534	1,967,770
LyondellBasell Industries NV, Class A	19,891	1,520,667
Mosaic Co. (The)	34,652	1,862,545
NewMarket Corp.	1,112	338,426
INVESTMENTS	SHARES	VALUE ($)

Chemicals — continued
Olin Corp.	35,900	1,900,905
Westlake Corp.	16,755	1,619,371
		21,066,594
Construction & Materials — 1.6%
A O Smith Corp.	26,601	1,457,203
Carrier Global Corp.	8,591	341,578
Eagle Materials, Inc.	4,360	533,272
Fortune Brands Home & Security, Inc.	10,753	648,621
Louisiana-Pacific Corp.	31,049	1,758,926
Masco Corp.	26,198	1,212,181
Quanta Services, Inc.	14,483	2,057,165
		8,008,946
Consumer Services — 0.5%
H&R Block, Inc.	38,105	1,568,021
Service Corp. International	13,295	805,810
		2,373,831
Electricity — 7.2%
Alliant Energy Corp.	27,362	1,427,475
American Electric Power Co., Inc.	20,410	1,794,447
Avangrid, Inc.	31,734	1,290,939
CMS Energy Corp.	27,120	1,547,196
Consolidated Edison, Inc.	20,934	1,841,355
Dominion Energy, Inc.	24,155	1,690,125
DTE Energy Co.	15,700	1,760,127
Edison International	16,641	999,126
Entergy Corp.	13,278	1,422,605
Evergy, Inc.	29,842	1,824,241
Exelon Corp.	46,626	1,799,297
FirstEnergy Corp.	52,111	1,965,106
Hawaiian Electric Industries, Inc.	26,715	1,016,239
IDACORP, Inc.	15,489	1,621,698
NRG Energy, Inc.	49,714	2,207,302
OGE Energy Corp.	50,862	1,863,075
Pinnacle West Capital Corp.	21,336	1,433,993
PPL Corp.	70,904	1,878,247
Public Service Enterprise Group, Inc.	31,211	1,750,001
Southern Co. (The)	26,549	1,738,428
Vistra Corp.	82,955	1,905,476
Xcel Energy, Inc.	27,543	1,793,325
		36,569,823
Electronic & Electrical Equipment — 0.8%
AMETEK, Inc.	8,422	1,091,996
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Electronic & Electrical Equipment — continued
Emerson Electric Co.	7,956	688,990
Hubbell, Inc.	4,889	1,161,040
IDEX Corp.	4,068	904,357
		3,846,383
Finance & Credit Services — 0.4%
Ally Financial, Inc.	44,047	1,213,935
FactSet Research Systems, Inc.	1,227	522,076
OneMain Holdings, Inc.	12,787	493,067
		2,229,078
Food Producers — 7.1%
Archer-Daniels-Midland Co.	23,440	2,273,211
Bunge Ltd.	20,776	2,050,591
Campbell Soup Co.	40,882	2,163,067
Conagra Brands, Inc.	60,386	2,216,166
Corteva, Inc.	33,537	2,191,307
Darling Ingredients, Inc. *	24,790	1,945,519
Flowers Foods, Inc.	66,258	1,902,267
General Mills, Inc.	26,831	2,188,873
Hershey Co. (The)	9,171	2,189,760
Hormel Foods Corp.	35,297	1,639,546
Ingredion, Inc.	18,397	1,639,541
J M Smucker Co. (The)	14,825	2,233,534
Kellogg Co.	28,534	2,191,982
Kraft Heinz Co. (The)	55,075	2,118,735
McCormick & Co., Inc. (Non-Voting)	5,865	461,224
Mondelez International, Inc., Class A	33,308	2,047,776
Pilgrim's Pride Corp. *	22,579	520,446
Post Holdings, Inc. *	23,054	2,084,543
Tyson Foods, Inc., Class A	27,353	1,869,577
		35,927,665
Gas, Water & Multi-utilities — 2.9%
Ameren Corp.	22,092	1,800,940
American Water Works Co., Inc.	3,098	450,263
CenterPoint Energy, Inc.	64,895	1,856,646
Duke Energy Corp.	19,139	1,783,372
National Fuel Gas Co.	28,709	1,937,570
NiSource, Inc.	69,300	1,780,317
Sempra Energy	12,405	1,872,411
UGI Corp.	41,975	1,482,977
WEC Energy Group, Inc.	19,839	1,811,896
		14,776,392
INVESTMENTS	SHARES	VALUE ($)

General Industrials — 2.3%
Carlisle Cos., Inc.	2,368	565,478
Eaton Corp. plc	13,604	2,041,552
Honeywell International, Inc.	5,135	1,047,643
Illinois Tool Works, Inc.	7,894	1,685,606
ITT, Inc.	10,254	783,303
Packaging Corp. of America	8,323	1,000,508
Parker-Hannifin Corp.	3,657	1,062,797
RPM International, Inc.	21,499	2,033,161
Sherwin-Williams Co. (The)	6,375	1,434,566
Sonoco Products Co.	1,554	96,472
		11,751,086
Health Care Providers — 2.7%
Chemed Corp.	1,667	778,272
Cigna Corp.	7,221	2,332,816
DaVita, Inc. *	14,788	1,079,672
Elevance Health, Inc.	4,247	2,322,132
HCA Healthcare, Inc.	8,302	1,805,436
Humana, Inc.	741	413,537
IQVIA Holdings, Inc. *	4,011	840,987
Molina Healthcare, Inc. *	2,626	942,367
UnitedHealth Group, Inc.	3,942	2,188,401
Universal Health Services, Inc., Class B	10,902	1,263,215
		13,966,835
Household Goods & Home Construction — 0.9%
Leggett & Platt, Inc.	17,230	581,512
Lennar Corp., Class A	19,877	1,604,074
NVR, Inc. *	171	724,655
PulteGroup, Inc.	1,420	56,786
Toll Brothers, Inc.	5,184	223,327
Whirlpool Corp.	8,863	1,225,221
		4,415,575
Industrial Engineering — 0.6%
Caterpillar, Inc.	4,864	1,052,862
Cummins, Inc.	7,912	1,934,563
Otis Worldwide Corp.	4,446	314,065
		3,301,490
Industrial Materials — 0.2%
International Paper Co.	37,892	1,273,550
Industrial Metals & Mining — 3.2%
Alcoa Corp.	30,998	1,209,852
Cleveland-Cliffs, Inc. *	88,812	1,153,668
Fastenal Co.	35,279	1,705,034
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	177

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Metals & Mining — continued
Freeport-McMoRan, Inc.	51,310	1,626,014
Nucor Corp.	15,391	2,022,070
Reliance Steel & Aluminum Co.	10,886	2,193,311
Southern Copper Corp. (Peru)	24,833	1,166,406
Steel Dynamics, Inc.	25,502	2,398,463
Timken Co. (The)	11,348	808,999
United States Steel Corp.	87,225	1,775,901
		16,059,718
Industrial Support Services — 2.3%
Accenture plc, Class A	6,432	1,826,045
Booz Allen Hamilton Holding Corp.	13,150	1,431,377
Capital One Financial Corp.	15,452	1,638,221
MSC Industrial Direct Co., Inc., Class A	8,417	698,443
Robert Half International, Inc.	18,724	1,431,637
Synchrony Financial	52,001	1,849,156
Western Union Co. (The)	64,455	870,787
WW Grainger, Inc.	3,687	2,154,498
		11,900,164
Industrial Transportation — 1.2%
Allison Transmission Holdings, Inc.	12,494	527,871
CSX Corp.	23,273	676,313
Norfolk Southern Corp.	4,390	1,001,227
PACCAR, Inc.	2,557	247,594
Ryder System, Inc.	6,217	500,531
Schneider National, Inc., Class B	9,723	216,240
Union Pacific Corp.	6,971	1,374,263
United Parcel Service, Inc., Class B	10,514	1,763,934
		6,307,973
Investment Banking & Brokerage Services — 1.7%
Ameriprise Financial, Inc.	3,198	988,566
Broadridge Financial Solutions, Inc.	1,346	201,981
Jefferies Financial Group, Inc.	24,752	851,716
Morgan Stanley	22,563	1,854,002
Nasdaq, Inc.	11,229	698,893
Raymond James Financial, Inc.	7,039	831,587
State Street Corp.	24,206	1,791,244
Virtu Financial, Inc., Class A	53,762	1,203,194
		8,421,183
Leisure Goods — 0.8%
Activision Blizzard, Inc.	16,401	1,193,993
Electronic Arts, Inc.	6,785	854,639
Garmin Ltd.	12,798	1,126,736
INVESTMENTS	SHARES	VALUE ($)

Leisure Goods — continued
Harley-Davidson, Inc.	5,539	238,177
Pool Corp.	1,563	475,511
		3,889,056
Life Insurance — 1.3%
Aflac, Inc.	22,111	1,439,647
Globe Life, Inc.	5,218	602,784
MetLife, Inc.	8,291	606,984
Principal Financial Group, Inc.	19,461	1,715,098
Prudential Financial, Inc.	4,430	465,992
Unum Group	40,858	1,862,716
		6,693,221
Media — 0.7%
Interpublic Group of Cos., Inc. (The)	52,048	1,550,510
Nexstar Media Group, Inc., Class A	10,774	1,845,586
		3,396,096
Medical Equipment & Services — 4.2%
Abbott Laboratories	17,394	1,720,962
Becton Dickinson and Co.	5,255	1,240,022
Bio-Rad Laboratories, Inc., Class A *	2,925	1,028,752
Bio-Techne Corp.	4,698	1,391,830
Danaher Corp.	7,314	1,840,714
Hologic, Inc. *	21,622	1,465,972
Laboratory Corp. of America Holdings	7,385	1,638,436
Medtronic plc	16,977	1,482,771
PerkinElmer, Inc.	11,564	1,544,719
Quest Diagnostics, Inc.	12,551	1,802,951
QuidelOrtho Corp. *	8,816	791,853
STERIS plc	7,377	1,273,123
Stryker Corp.	4,861	1,114,336
Thermo Fisher Scientific, Inc.	3,576	1,837,957
West Pharmaceutical Services, Inc.	5,110	1,175,811
		21,350,209
Mortgage Real Estate Investment Trusts — 0.4%
Rithm Capital Corp.	87,178	734,911
Starwood Property Trust, Inc.	62,297	1,287,056
		2,021,967
Non-life Insurance — 2.9%
Allstate Corp. (The)	6,086	768,357
American Financial Group, Inc.	6,008	871,821
Aon plc, Class A	6,548	1,843,197
Assurant, Inc.	6,003	815,568
Chubb Ltd.	5,772	1,240,345
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Non-life Insurance — continued
Fidelity National Financial, Inc.	31,295	1,232,397
Hanover Insurance Group, Inc. (The)	3,154	462,029
Hartford Financial Services Group, Inc. (The)	26,749	1,936,895
Marsh & McLennan Cos., Inc.	9,847	1,590,192
Old Republic International Corp.	13,776	319,741
Progressive Corp. (The)	16,683	2,142,097
WR Berkley Corp.	18,986	1,412,179
		14,634,818
Non-Renewable Energy — 5.5%
Antero Midstream Corp.	167,030	1,778,870
Baker Hughes Co.	60,318	1,668,396
Chevron Corp.	9,031	1,633,708
Continental Resources, Inc.	22,020	1,628,819
Coterra Energy, Inc.	63,247	1,968,879
Devon Energy Corp.	29,172	2,256,454
DT Midstream, Inc.	7,131	425,721
EOG Resources, Inc.	15,869	2,166,436
Exxon Mobil Corp.	15,661	1,735,395
Halliburton Co.	53,620	1,952,840
HF Sinclair Corp.	12,272	750,678
Marathon Oil Corp.	78,586	2,392,944
Pioneer Natural Resources Co.	7,816	2,004,101
Targa Resources Corp.	29,988	2,050,280
Texas Pacific Land Corp.	640	1,474,477
Williams Cos., Inc. (The)	59,032	1,932,117
		27,820,115
Personal Care, Drug & Grocery Stores — 4.6%
Albertsons Cos., Inc., Class A	75,008	1,538,414
AmerisourceBergen Corp.	14,058	2,210,199
Casey's General Stores, Inc.	8,696	2,023,646
Church & Dwight Co., Inc.	18,072	1,339,677
Clorox Co. (The)	2,447	357,360
Colgate-Palmolive Co.	26,353	1,945,906
CVS Health Corp.	20,849	1,974,400
Kimberly-Clark Corp.	12,735	1,584,998
Kroger Co. (The)	43,243	2,044,961
McKesson Corp.	5,576	2,171,127
Olaplex Holdings, Inc. *	17,000	74,800
Procter & Gamble Co. (The)	14,676	1,976,417
Spectrum Brands Holdings, Inc.	14,004	646,145
Sysco Corp.	17,916	1,550,809
Walgreens Boots Alliance, Inc.	45,931	1,676,482
		23,115,341
INVESTMENTS	SHARES	VALUE ($)

Personal Goods — 0.6%
Carter's, Inc.	3,156	214,198
Estee Lauder Cos., Inc. (The), Class A	7,030	1,409,445
NIKE, Inc., Class B	14,167	1,312,997
		2,936,640
Pharmaceuticals, Biotechnology & Marijuana Producers — 5.5%
AbbVie, Inc.	15,311	2,241,530
Amgen, Inc.	8,162	2,206,597
Bristol-Myers Squibb Co.	30,755	2,382,590
Cardinal Health, Inc.	15,590	1,183,281
Eli Lilly & Co.	6,836	2,475,247
Gilead Sciences, Inc.	26,815	2,103,905
Johnson & Johnson	12,256	2,132,176
Merck & Co., Inc.	21,819	2,208,083
Moderna, Inc. *	7,936	1,193,019
Pfizer, Inc.	45,894	2,136,366
Regeneron Pharmaceuticals, Inc. *	2,672	2,000,660
United Therapeutics Corp. *	9,030	2,081,686
Vertex Pharmaceuticals, Inc. *	7,361	2,296,632
Zoetis, Inc.	9,898	1,492,420
		28,134,192
Precious Metals & Mining — 0.3%
Newmont Corp.	27,102	1,146,957
SSR Mining, Inc. (Canada)	24,340	335,892
		1,482,849
Real Estate Investment & Services — 0.6%
CBRE Group, Inc., Class A *	20,979	1,488,250
Jones Lang LaSalle, Inc. *	9,810	1,560,673
		3,048,923
Real Estate Investment Trusts — 7.3%
American Tower Corp.	4,880	1,011,087
Brixmor Property Group, Inc.	29,111	620,355
Camden Property Trust	10,199	1,178,495
Crown Castle, Inc.	9,551	1,272,766
CubeSmart	18,145	759,731
Digital Realty Trust, Inc.	11,326	1,135,432
Extra Space Storage, Inc.	10,296	1,826,922
First Industrial Realty Trust, Inc.	10,578	503,830
Gaming and Leisure Properties, Inc.	42,681	2,139,172
Host Hotels & Resorts, Inc.	66,302	1,251,782
Iron Mountain, Inc.	38,892	1,947,322
Kimco Realty Corp.	74,147	1,585,263
Lamar Advertising Co., Class A	15,270	1,408,352
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	179

JPMorgan Diversified Return U.S. Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
Life Storage, Inc.	11,792	1,304,313
Medical Properties Trust, Inc.	77,931	892,310
Mid-America Apartment Communities, Inc.	8,992	1,415,790
Omega Healthcare Investors, Inc.	41,327	1,313,372
Prologis, Inc.	24,193	2,679,375
Public Storage	5,899	1,827,215
Rayonier, Inc.	9,850	331,945
Simon Property Group, Inc.	14,928	1,626,853
Spirit Realty Capital, Inc.	18,096	702,668
Ventas, Inc.	26,662	1,043,284
VICI Properties, Inc.	62,022	1,985,945
Welltower, Inc.	21,325	1,301,678
Weyerhaeuser Co.	60,351	1,866,656
WP Carey, Inc.	24,539	1,872,326
		36,804,239
Retailers — 3.5%
AutoZone, Inc. *	756	1,914,857
Best Buy Co., Inc.	16,157	1,105,300
Dick's Sporting Goods, Inc.	16,894	1,921,861
Kohl's Corp.	29,448	881,968
Lowe's Cos., Inc.	8,988	1,752,211
Macy's, Inc.	92,436	1,927,291
O'Reilly Automotive, Inc. *	2,459	2,058,601
Penske Automotive Group, Inc.	12,913	1,441,349
Target Corp.	8,105	1,331,246
Tractor Supply Co.	8,957	1,968,480
Williams-Sonoma, Inc.	11,696	1,448,316
		17,751,480
Software & Computer Services — 4.3%
Alphabet, Inc., Class A *	16,806	1,588,335
Amdocs Ltd.	16,533	1,426,963
CACI International, Inc., Class A *	1,782	541,781
Cadence Design Systems, Inc. *	11,777	1,782,920
Cognizant Technology Solutions Corp., Class A	29,281	1,822,742
Dolby Laboratories, Inc., Class A	4,913	328,385
Gartner, Inc. *	3,884	1,172,657
Hewlett Packard Enterprise Co.	112,778	1,609,342
International Business Machines Corp.	13,006	1,798,600
Intuit, Inc.	3,568	1,525,320
Leidos Holdings, Inc.	2,363	240,057
Meta Platforms, Inc., Class A *	7,949	740,529
Microsoft Corp.	7,799	1,810,382
NortonLifeLock, Inc.	56,306	1,268,574
INVESTMENTS	SHARES	VALUE ($)

Software & Computer Services — continued
Oracle Corp.	23,554	1,838,861
Roper Technologies, Inc.	2,768	1,147,447
Science Applications International Corp.	3,879	420,251
SS&C Technologies Holdings, Inc.	15,125	777,728
		21,840,874
Technology Hardware & Equipment — 4.3%
Amphenol Corp., Class A	20,776	1,575,444
Analog Devices, Inc.	12,683	1,808,850
Apple, Inc.	13,112	2,010,594
Applied Materials, Inc.	16,480	1,455,019
Broadcom, Inc.	3,837	1,803,851
Cirrus Logic, Inc. *	566	37,990
Concentrix Corp.	2,792	341,266
HP, Inc.	44,955	1,241,657
Intel Corp.	30,509	867,371
KLA Corp.	5,849	1,850,916
Lam Research Corp.	3,617	1,464,089
NetApp, Inc.	20,456	1,416,987
NVIDIA Corp.	8,394	1,132,938
Skyworks Solutions, Inc.	11,133	957,549
TD SYNNEX Corp.	8,181	748,643
Teradyne, Inc.	15,571	1,266,701
Texas Instruments, Inc.	11,190	1,797,450
		21,777,315
Telecommunications Equipment — 2.7%
Arista Networks, Inc. *	17,069	2,062,959
Ciena Corp. *	33,228	1,591,621
Cisco Systems, Inc.	46,068	2,092,869
Juniper Networks, Inc.	72,454	2,217,093
Lumentum Holdings, Inc. *	24,477	1,822,313
Motorola Solutions, Inc.	8,407	2,099,312
Ubiquiti, Inc. (a)	5,248	1,819,744
		13,705,911
Telecommunications Service Providers — 2.6%
Altice USA, Inc., Class A *	156,993	1,037,724
AT&T, Inc.	117,425	2,140,658
Cable One, Inc.	125	107,429
Charter Communications, Inc., Class A *	3,213	1,181,163
Comcast Corp., Class A	51,433	1,632,483
DISH Network Corp., Class A *	77,320	1,152,841
Frontier Communications Parent, Inc. *	25,161	589,271
Lumen Technologies, Inc.	205,326	1,511,199
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Telecommunications Service Providers — continued
T-Mobile US, Inc. *	14,213	2,154,122
Verizon Communications, Inc.	48,913	1,827,879
		13,334,769
Tobacco — 0.8%
Altria Group, Inc.	45,656	2,112,503
Philip Morris International, Inc.	21,626	1,986,348
		4,098,851
Travel & Leisure — 0.1%
Travel + Leisure Co.	9,038	343,263
Waste & Disposal Services — 1.1%
Clean Harbors, Inc. *	12,858	1,574,591
Republic Services, Inc.	14,338	1,901,505
Stericycle, Inc. *	3,826	170,563
Waste Management, Inc.	12,105	1,917,069
		5,563,728
Total Common Stocks (Cost $470,387,088)		506,039,431
Short-Term Investments — 0.3%
Investment Companies — 0.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)(Cost $1,020,750)	1,020,750	1,020,750
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 3.23% (b) (c)	200,027	200,027
INVESTMENTS	SHARES	VALUE ($)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)	191,848	191,848
Total Investment of Cash Collateral from Securities Loaned (Cost $391,775)		391,875
Total Short-Term Investments (Cost $1,412,525)		1,412,625
Total Investments — 100.0% (Cost $471,799,613)		507,452,056
Liabilities in Excess of Other Assets — (0.0)% ^		(169,603)
NET ASSETS — 100.0%		507,282,453

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $380,385.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	4	12/16/2022	USD	776,600	41,166

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	181

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.7%
Aerospace & Defense — 0.1%
Textron, Inc.	4,883	334,192
Automobiles & Parts — 0.6%
BorgWarner, Inc.	11,358	426,266
Gentex Corp.	32,590	863,309
LKQ Corp.	3,628	201,862
		1,491,437
Banks — 2.3%
Bank of Hawaii Corp.	2,723	206,812
Citizens Financial Group, Inc.	7,464	305,278
Comerica, Inc.	3,506	247,173
Discover Financial Services	6,506	679,617
Fifth Third Bancorp	12,922	461,186
First Horizon Corp.	11,513	282,184
FNB Corp.	14,337	207,170
Huntington Bancshares, Inc.	69,710	1,058,198
KeyCorp	16,234	290,101
M&T Bank Corp.	4,400	740,828
Popular, Inc. (Puerto Rico)	9,956	704,088
Prosperity Bancshares, Inc.	2,423	173,414
Regions Financial Corp.	20,435	448,548
Zions Bancorp NA	5,074	263,543
		6,068,140
Beverages — 0.7%
Brown-Forman Corp., Class B	13,206	898,008
Molson Coors Beverage Co., Class B	20,199	1,018,636
		1,916,644
Chemicals — 5.4%
Albemarle Corp.	3,359	940,083
Ashland, Inc.	10,836	1,136,913
Celanese Corp.	7,363	707,732
CF Industries Holdings, Inc.	10,654	1,132,094
Chemours Co. (The)	26,563	760,499
Eastman Chemical Co.	10,095	775,397
Element Solutions, Inc.	53,364	917,861
FMC Corp.	7,592	902,689
Huntsman Corp.	39,388	1,054,023
LyondellBasell Industries NV, Class A	12,814	979,630
Mosaic Co. (The)	20,486	1,101,122
NewMarket Corp.	459	139,692
Olin Corp.	20,205	1,069,855
Univar Solutions, Inc. *	32,365	824,660
INVESTMENTS	SHARES	VALUE ($)

Chemicals — continued
Valvoline, Inc.	34,747	1,020,172
Westlake Corp.	11,189	1,081,417
		14,543,839
Construction & Materials — 2.4%
A O Smith Corp.	13,093	717,235
Builders FirstSource, Inc. *	18,802	1,159,331
Eagle Materials, Inc.	2,221	271,650
Fortune Brands Home & Security, Inc.	10,683	644,399
Louisiana-Pacific Corp.	18,448	1,045,079
Masco Corp.	14,273	660,412
Owens Corning	10,173	870,911
Quanta Services, Inc.	7,806	1,108,764
		6,477,781
Consumer Services — 0.7%
H&R Block, Inc.	18,755	771,768
IAA, Inc. *	8,479	321,609
Service Corp. International	12,271	743,745
		1,837,122
Electricity — 6.4%
Alliant Energy Corp.	15,457	806,392
Avangrid, Inc.	17,381	707,059
CMS Energy Corp.	16,346	932,539
Consolidated Edison, Inc.	11,288	992,892
DTE Energy Co.	8,466	949,123
Edison International	15,385	923,715
Entergy Corp.	8,259	884,869
Evergy, Inc.	16,107	984,621
Eversource Energy	3,617	275,905
FirstEnergy Corp.	27,876	1,051,204
Hawaiian Electric Industries, Inc.	19,188	729,912
IDACORP, Inc.	9,440	988,368
NRG Energy, Inc.	26,710	1,185,924
OGE Energy Corp.	27,168	995,164
Pinnacle West Capital Corp.	12,767	858,070
PPL Corp.	37,952	1,005,348
Public Service Enterprise Group, Inc.	16,994	952,854
Vistra Corp.	43,979	1,010,198
Xcel Energy, Inc.	14,869	968,121
		17,202,278
Electronic & Electrical Equipment — 2.1%
AMETEK, Inc.	7,952	1,031,056
Crane Holdings Co.	3,003	301,321
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Electronic & Electrical Equipment — continued
Hubbell, Inc.	4,222	1,002,641
IDEX Corp.	4,766	1,059,529
Keysight Technologies, Inc. *	6,326	1,101,673
nVent Electric plc	7,961	290,577
Pentair plc	5,509	236,612
Regal Rexnord Corp.	4,732	598,787
		5,622,196
Finance & Credit Services — 0.5%
Ally Financial, Inc.	10,841	298,778
Morningstar, Inc.	1,305	302,995
OneMain Holdings, Inc.	17,189	662,808
		1,264,581
Food Producers — 5.8%
Bunge Ltd.	9,688	956,206
Campbell Soup Co.	21,616	1,143,702
Conagra Brands, Inc.	29,316	1,075,897
Corteva, Inc.	17,949	1,172,788
Darling Ingredients, Inc. *	14,499	1,137,881
Flowers Foods, Inc.	40,429	1,160,717
Hershey Co. (The)	4,905	1,171,167
Hormel Foods Corp.	19,496	905,589
Ingredion, Inc.	12,265	1,093,057
J M Smucker Co. (The)	7,872	1,185,995
Kellogg Co.	14,265	1,095,837
Lamb Weston Holdings, Inc.	2,609	224,948
McCormick & Co., Inc. (Non-Voting)	9,289	730,487
Pilgrim's Pride Corp. *	22,433	517,081
Post Holdings, Inc. *	12,426	1,123,559
Tyson Foods, Inc., Class A	12,443	850,479
		15,545,390
Gas, Water & Multi-utilities — 2.6%
Ameren Corp.	11,916	971,392
Atmos Energy Corp.	7,397	788,150
CenterPoint Energy, Inc.	34,982	1,000,835
Essential Utilities, Inc.	8,613	380,867
National Fuel Gas Co.	15,484	1,045,015
NiSource, Inc.	37,395	960,678
UGI Corp.	27,212	961,400
WEC Energy Group, Inc.	10,698	977,048
		7,085,385
General Industrials — 1.9%
AptarGroup, Inc.	170	16,856
INVESTMENTS	SHARES	VALUE ($)

General Industrials — continued
Carlisle Cos., Inc.	1,094	261,247
ITT, Inc.	3,732	285,087
Packaging Corp. of America	5,888	707,797
Parker-Hannifin Corp.	2,814	817,805
PPG Industries, Inc.	7,217	824,037
RPM International, Inc.	11,839	1,119,614
Silgan Holdings, Inc.	10,017	474,405
Sonoco Products Co.	8,566	531,777
Westrock Co.	4,921	167,609
		5,206,234
Health Care Providers — 3.3%
Acadia Healthcare Co., Inc. *	13,459	1,094,217
Amedisys, Inc. *	3,564	347,811
Chemed Corp.	2,310	1,078,470
DaVita, Inc. *	8,825	644,313
Encompass Health Corp.	10,872	591,872
Enhabit, Inc. *	5,749	71,402
IQVIA Holdings, Inc. *	4,743	994,465
Molina Healthcare, Inc. *	3,266	1,172,037
Premier, Inc., Class A	20,111	701,471
Tenet Healthcare Corp. *	13,277	588,968
Universal Health Services, Inc., Class B	6,128	710,051
Veeva Systems, Inc., Class A *	5,252	882,021
		8,877,098
Household Goods & Home Construction — 1.0%
Leggett & Platt, Inc.	10,453	352,789
Lennar Corp., Class A	10,723	865,346
NVR, Inc. *	25	105,944
Toll Brothers, Inc.	17,248	743,044
Whirlpool Corp.	4,873	673,643
		2,740,766
Industrial Engineering — 1.9%
Cummins, Inc.	4,737	1,158,244
Graco, Inc.	14,405	1,002,300
Lincoln Electric Holdings, Inc.	4,542	644,964
Nordson Corp.	717	161,325
Snap-on, Inc.	5,065	1,124,683
Toro Co. (The)	8,339	879,181
		4,970,697
Industrial Materials — 0.5%
Avery Dennison Corp.	1,523	258,224
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	183

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Materials — continued
Hexcel Corp.	6,067	337,932
International Paper Co.	20,388	685,241
		1,281,397
Industrial Metals & Mining — 3.1%
Alcoa Corp.	16,497	643,878
Cleveland-Cliffs, Inc. *	47,231	613,531
Fastenal Co.	19,286	932,092
MP Materials Corp. *	21,650	650,366
Nucor Corp.	8,307	1,091,374
Reliance Steel & Aluminum Co.	5,865	1,181,680
Steel Dynamics, Inc.	13,666	1,285,287
Timken Co. (The)	12,958	923,776
United States Steel Corp.	48,273	982,838
		8,304,822
Industrial Support Services — 1.8%
ADT, Inc.	11,420	96,613
Booz Allen Hamilton Holding Corp.	2,972	323,502
FTI Consulting, Inc. *	1,834	285,426
MSC Industrial Direct Co., Inc., Class A	7,292	605,090
Paychex, Inc.	6,261	740,739
Robert Half International, Inc.	6,850	523,751
Synchrony Financial	23,394	831,891
Western Union Co. (The)	10,428	140,882
WW Grainger, Inc.	1,989	1,162,272
		4,710,166
Industrial Transportation — 1.5%
Allison Transmission Holdings, Inc.	17,372	733,967
Expeditors International of Washington, Inc.	6,311	617,531
Landstar System, Inc.	5,509	860,616
Old Dominion Freight Line, Inc.	3,346	918,812
PACCAR, Inc.	3,113	301,432
Ryder System, Inc.	4,977	400,698
Schneider National, Inc., Class B	7,429	165,221
		3,998,277
Investment Banking & Brokerage Services — 2.7%
Ameriprise Financial, Inc.	2,846	879,755
Broadridge Financial Solutions, Inc.	1,237	185,624
Invesco Ltd.	46,530	712,840
Jefferies Financial Group, Inc.	33,868	1,165,398
LPL Financial Holdings, Inc.	4,735	1,210,503
Nasdaq, Inc.	10,344	643,810
Raymond James Financial, Inc.	6,033	712,739
INVESTMENTS	SHARES	VALUE ($)

Investment Banking & Brokerage Services — continued
State Street Corp.	14,120	1,044,880
Virtu Financial, Inc., Class A	26,886	601,709
		7,157,258
Leisure Goods — 0.9%
Garmin Ltd.	6,949	611,790
Harley-Davidson, Inc.	1,691	72,713
Polaris, Inc.	4,000	406,400
Pool Corp.	2,151	654,399
Take-Two Interactive Software, Inc. *	6,040	715,619
		2,460,921
Life Insurance — 0.8%
Lincoln National Corp.	3,532	190,269
Principal Financial Group, Inc.	14,748	1,299,741
Unum Group	15,414	702,724
		2,192,734
Media — 0.9%
Interpublic Group of Cos., Inc. (The)	34,365	1,023,733
Liberty Media Corp.-Liberty SiriusXM, Class A *	10,251	435,053
Nexstar Media Group, Inc., Class A	5,767	987,887
		2,446,673
Medical Equipment & Services — 6.2%
Agilent Technologies, Inc.	6,961	963,054
Bio-Rad Laboratories, Inc., Class A *	1,650	580,322
Bio-Techne Corp.	2,540	752,500
Bruker Corp.	13,658	844,611
Cooper Cos., Inc. (The)	1,795	490,735
DENTSPLY SIRONA, Inc.	16,836	518,886
Envista Holdings Corp. *	25,355	836,969
Globus Medical, Inc., Class A *	10,811	724,337
Henry Schein, Inc. *	15,026	1,028,680
Hologic, Inc. *	16,278	1,103,648
ICU Medical, Inc. *	3,400	504,594
Integra LifeSciences Holdings Corp. *	7,584	381,096
Laboratory Corp. of America Holdings	4,016	890,990
Masimo Corp. *	3,482	458,231
PerkinElmer, Inc.	6,588	880,025
QIAGEN NV *	18,707	814,877
Quest Diagnostics, Inc.	8,799	1,263,976
QuidelOrtho Corp. *	9,038	811,793
ResMed, Inc.	4,300	961,867
STERIS plc	5,037	869,285
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Medical Equipment & Services — continued
Teleflex, Inc.	651	139,679
West Pharmaceutical Services, Inc.	2,754	633,695
		16,453,850
Mortgage Real Estate Investment Trusts — 0.6%
Annaly Capital Management, Inc.	8,764	162,572
Rithm Capital Corp.	76,003	640,706
Starwood Property Trust, Inc.	40,638	839,581
		1,642,859
Non-life Insurance — 3.2%
American Financial Group, Inc.	7,241	1,050,741
Arch Capital Group Ltd. *	2,331	134,032
Arthur J Gallagher & Co.	6,072	1,135,950
Assurant, Inc.	4,001	543,576
Assured Guaranty Ltd.	5,517	326,551
Axis Capital Holdings Ltd.	5,156	281,878
Brown & Brown, Inc.	16,197	952,222
CNA Financial Corp.	144	6,005
Everest Re Group Ltd.	1,500	483,990
Fidelity National Financial, Inc.	8,407	331,068
First American Financial Corp.	4,807	242,273
Hanover Insurance Group, Inc. (The)	1,998	292,687
Hartford Financial Services Group, Inc. (The)	16,037	1,161,239
Old Republic International Corp.	41,779	969,691
Reinsurance Group of America, Inc.	2,767	407,219
WR Berkley Corp.	3,492	259,735
		8,578,857
Non-Renewable Energy — 5.9%
Antero Midstream Corp.	106,833	1,137,771
Antero Resources Corp. *	22,091	809,856
APA Corp.	18,295	831,691
Baker Hughes Co.	31,926	883,073
Chesapeake Energy Corp.	4,291	438,841
Continental Resources, Inc.	15,784	1,167,543
Coterra Energy, Inc.	35,410	1,102,313
Devon Energy Corp.	15,621	1,208,284
Diamondback Energy, Inc.	7,658	1,203,148
DT Midstream, Inc.	4,044	241,427
Halliburton Co.	28,364	1,033,017
HF Sinclair Corp.	16,801	1,027,717
Marathon Oil Corp.	43,100	1,312,395
Targa Resources Corp.	16,135	1,103,150
INVESTMENTS	SHARES	VALUE ($)

Non-Renewable Energy — continued
Texas Pacific Land Corp.	506	1,165,758
Williams Cos., Inc. (The)	31,494	1,030,799
		15,696,783
Personal Care, Drug & Grocery Stores — 2.9%
Albertsons Cos., Inc., Class A	32,435	665,242
AmerisourceBergen Corp.	7,512	1,181,037
Casey's General Stores, Inc.	4,631	1,077,680
Church & Dwight Co., Inc.	11,479	850,938
Clorox Co. (The)	6,025	879,891
Grocery Outlet Holding Corp. *	22,450	776,097
Kroger Co. (The)	20,111	951,049
Olaplex Holdings, Inc. *	50,838	223,687
Reynolds Consumer Products, Inc.	17,756	542,268
Spectrum Brands Holdings, Inc.	12,516	577,488
		7,725,377
Personal Goods — 0.4%
Carter's, Inc.	2,284	155,015
Tapestry, Inc.	24,918	789,402
		944,417
Pharmaceuticals, Biotechnology & Marijuana Producers — 2.9%
Cardinal Health, Inc.	15,593	1,183,509
Exelixis, Inc. *	20,786	344,632
Horizon Therapeutics plc *	10,800	673,056
Incyte Corp. *	7,433	552,569
Jazz Pharmaceuticals plc *	7,114	1,022,922
Maravai LifeSciences Holdings, Inc., Class A *	17,362	288,209
Organon & Co.	17,138	448,673
Royalty Pharma plc	26,377	1,116,274
Syneos Health, Inc. *	6,478	326,362
United Therapeutics Corp. *	4,866	1,121,759
Viatris, Inc.	54,694	554,050
		7,632,015
Precious Metals & Mining — 0.2%
SSR Mining, Inc. (Canada)	42,289	583,588
Real Estate Investment & Services — 0.7%
CBRE Group, Inc., Class A *	13,168	934,138
Jones Lang LaSalle, Inc. *	5,191	825,836
		1,759,974
Real Estate Investment Trusts — 8.1%
American Homes 4 Rent, Class A	14,058	449,013
Brixmor Property Group, Inc.	35,724	761,278
Camden Property Trust	5,994	692,607
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	185

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
CubeSmart	19,106	799,968
EPR Properties	3,434	132,552
Extra Space Storage, Inc.	5,556	985,857
First Industrial Realty Trust, Inc.	8,591	409,189
Gaming and Leisure Properties, Inc.	22,859	1,145,693
Healthcare Realty Trust, Inc.	28,590	581,235
Highwoods Properties, Inc.	8,945	252,517
Host Hotels & Resorts, Inc.	50,462	952,723
Iron Mountain, Inc.	20,988	1,050,869
Kimco Realty Corp.	49,180	1,051,468
Lamar Advertising Co., Class A	10,702	987,046
Life Storage, Inc.	8,299	917,952
Medical Properties Trust, Inc.	43,383	496,735
Mid-America Apartment Communities, Inc.	5,427	854,481
National Retail Properties, Inc.	4,005	168,330
Omega Healthcare Investors, Inc.	33,781	1,073,560
Rayonier, Inc.	20,839	702,274
Regency Centers Corp.	7,300	441,723
Rexford Industrial Realty, Inc.	13,458	743,958
Simon Property Group, Inc.	8,114	884,264
SL Green Realty Corp.	7,110	282,125
Spirit Realty Capital, Inc.	11,388	442,196
Ventas, Inc.	15,874	621,150
VICI Properties, Inc.	30,558	978,467
Welltower, Inc.	12,740	777,650
Weyerhaeuser Co.	32,328	999,905
WP Carey, Inc.	13,142	1,002,735
		21,639,520
Renewable Energy — 0.4%
Enphase Energy, Inc. *	3,847	1,181,029
Retailers — 3.3%
AutoNation, Inc. *	8,862	942,119
AutoZone, Inc. *	426	1,079,007
Bath & Body Works, Inc.	3,163	105,581
Best Buy Co., Inc.	9,196	629,099
Dick's Sporting Goods, Inc.	9,187	1,045,113
Kohl's Corp.	16,559	495,942
Macy's, Inc.	36,326	757,397
O'Reilly Automotive, Inc. *	1,123	940,142
Penske Automotive Group, Inc.	8,989	1,003,352
Tractor Supply Co.	4,877	1,071,818
Williams-Sonoma, Inc.	6,249	773,814
		8,843,384
INVESTMENTS	SHARES	VALUE ($)

Software & Computer Services — 5.2%
Akamai Technologies, Inc. *	3,925	346,695
Amdocs Ltd.	12,903	1,113,658
ANSYS, Inc. *	3,232	714,789
CACI International, Inc., Class A *	3,064	931,548
Cadence Design Systems, Inc. *	6,344	960,418
Dell Technologies, Inc., Class C	13,883	533,107
Dolby Laboratories, Inc., Class A	9,105	608,578
EPAM Systems, Inc. *	2,082	728,700
Fortinet, Inc. *	17,673	1,010,189
Gartner, Inc. *	3,282	990,902
Hewlett Packard Enterprise Co.	55,175	787,347
Leidos Holdings, Inc.	8,087	821,558
Manhattan Associates, Inc. *	7,805	949,634
NortonLifeLock, Inc.	29,862	672,791
Paycom Software, Inc. *	473	163,658
Science Applications International Corp.	2,797	303,027
SS&C Technologies Holdings, Inc.	15,261	784,721
Synopsys, Inc. *	3,190	933,235
Tyler Technologies, Inc. *	1,976	638,900
		13,993,455
Technology Hardware & Equipment — 4.5%
Amphenol Corp., Class A	14,907	1,130,398
CDW Corp.	6,167	1,065,719
Cirrus Logic, Inc. *	8,487	569,648
Concentrix Corp.	4,156	507,988
Corning, Inc.	22,523	724,565
Entegris, Inc.	9,009	714,774
HP, Inc.	22,226	613,882
Jabil, Inc.	16,097	1,034,232
Microchip Technology, Inc.	8,826	544,917
Monolithic Power Systems, Inc.	2,438	827,579
National Instruments Corp.	2,012	76,818
NetApp, Inc.	10,853	751,787
ON Semiconductor Corp. *	15,269	937,975
Qorvo, Inc. *	6,663	573,551
Skyworks Solutions, Inc.	6,243	536,961
TD SYNNEX Corp.	6,751	617,784
Teradyne, Inc.	8,349	679,191
		11,907,769
Telecommunications Equipment — 2.4%
Arista Networks, Inc. *	9,197	1,111,549
Ciena Corp. *	17,579	842,034
Juniper Networks, Inc.	34,457	1,054,384
SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Telecommunications Equipment — continued
Lumentum Holdings, Inc. *	12,601	938,145
Motorola Solutions, Inc.	4,532	1,131,686
Ubiquiti, Inc.	3,554	1,232,350
Viasat, Inc. *	3,295	134,963
		6,445,111
Telecommunications Service Providers — 1.4%
Altice USA, Inc., Class A *	82,382	544,545
Cable One, Inc.	666	572,380
DISH Network Corp., Class A *	47,046	701,456
Frontier Communications Parent, Inc. *	20,103	470,812
Liberty Broadband Corp., Class C *	6,873	580,288
Lumen Technologies, Inc.	108,275	796,904
		3,666,385
Travel & Leisure — 0.6%
Boyd Gaming Corp.	13,151	759,602
Choice Hotels International, Inc.	2,492	323,561
Copa Holdings SA, Class A (Panama) *	5,923	445,587
Travel + Leisure Co.	4,862	184,659
Wendy's Co. (The)	733	15,232
		1,728,641
Waste & Disposal Services — 0.9%
Clean Harbors, Inc. *	9,390	1,149,899
INVESTMENTS	SHARES	VALUE ($)

Waste & Disposal Services — continued
Republic Services, Inc.	7,724	1,024,357
Stericycle, Inc. *	6,706	298,954
		2,473,210
Total Common Stocks (Cost $257,200,919)		266,632,252
Short-Term Investments — 0.1%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)(Cost $414,054)	414,054	414,054
Total Investments — 99.8% (Cost $257,614,973)		267,046,306
Assets in Excess of Other Liabilities — 0.2%		474,224
NET ASSETS — 100.0%		267,520,530

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	3	12/16/2022	USD	732,120	35,424

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	187

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 0.1%
Moog, Inc., Class A	1,815	153,821
National Presto Industries, Inc.	2,049	144,434
		298,255
Automobiles & Parts — 0.4%
Dorman Products, Inc. *	5,578	455,276
Gentherm, Inc. *	12,578	734,807
		1,190,083
Banks — 5.6%
1st Source Corp.	2,273	132,198
Ameris Bancorp	13,966	719,389
Atlantic Union Bankshares Corp.	8,726	301,396
Axos Financial, Inc. *	8,732	340,199
BancFirst Corp.	1,572	150,629
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	13,684	472,645
Banner Corp.	5,055	377,861
Brookline Bancorp, Inc.	12,614	173,443
Capital City Bank Group, Inc.	966	34,216
Cathay General Bancorp	13,982	637,579
Community Trust Bancorp, Inc.	3,541	167,454
First BanCorp (Puerto Rico)	24,647	389,176
First Busey Corp.	3,517	92,884
First Financial Bancorp	9,190	239,583
First Financial Bankshares, Inc.	11,413	439,286
First Financial Corp.	1,698	82,336
First Merchants Corp.	4,452	199,895
Flagstar Bancorp, Inc.	13,428	519,664
Fulton Financial Corp.	18,621	339,461
Hancock Whitney Corp.	8,679	484,896
Hilltop Holdings, Inc.	28,885	836,221
Home BancShares, Inc.	2,127	54,217
Hope Bancorp, Inc.	42,023	570,252
Independent Bank Group, Inc.	6,086	383,966
Lakeland Financial Corp.	3,142	259,686
NBT Bancorp, Inc.	3,657	173,305
OceanFirst Financial Corp.	16,224	366,338
OFG Bancorp (Puerto Rico)	10,769	300,240
Old National Bancorp	52,045	1,018,000
Renasant Corp.	11,039	445,644
Republic Bancorp, Inc., Class A	2,733	126,675
Sandy Spring Bancorp, Inc.	3,507	124,288
Simmons First National Corp., Class A	21,429	511,510
TrustCo Bank Corp.	3,125	116,625
Trustmark Corp.	16,627	608,049
INVESTMENTS	SHARES	VALUE ($)

Banks — continued
UMB Financial Corp.	8,555	711,947
United Bankshares, Inc.	23,429	992,218
United Community Banks, Inc.	12,546	483,021
Valley National Bancorp	74,867	888,671
Washington Federal, Inc.	10,505	406,544
WesBanco, Inc. (a)	10,309	416,896
		16,088,503
Beverages — 1.6%
BRC, Inc., Class A * (a)	31,961	231,717
Celsius Holdings, Inc. *	8,278	753,960
Coca-Cola Consolidated, Inc.	1,586	772,398
Duckhorn Portfolio, Inc. (The) *	31,223	456,481
MGP Ingredients, Inc.	7,925	887,996
National Beverage Corp.	15,386	729,604
Primo Water Corp.	45,337	661,467
		4,493,623
Chemicals — 3.6%
AdvanSix, Inc.	16,671	606,491
American Vanguard Corp.	21,800	507,286
Avient Corp.	19,005	655,482
Balchem Corp.	6,599	922,540
Cabot Corp.	12,089	888,300
Ingevity Corp. *	12,196	820,425
Innospec, Inc.	8,443	844,215
Intrepid Potash, Inc. *	10,239	463,315
Livent Corp. * (a)	26,631	840,741
LSB Industries, Inc. *	43,054	759,042
Orion Engineered Carbons SA (Germany)	33,251	530,686
Quaker Chemical Corp.	1,883	306,251
Rayonier Advanced Materials, Inc. *	60,978	277,450
Sensient Technologies Corp.	10,743	767,695
Stepan Co.	6,670	696,615
Tronox Holdings plc, Class A	47,092	565,104
		10,451,638
Construction & Materials — 1.7%
Comfort Systems USA, Inc.	8,653	1,066,742
EMCOR Group, Inc.	6,690	943,959
Exponent, Inc.	5,775	550,126
GMS, Inc. *	8,660	408,752
Griffon Corp.	6,396	205,567
Installed Building Products, Inc.	4,043	347,698
Masonite International Corp. *	4,155	297,207
Mueller Water Products, Inc., Class A	5,367	62,794
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Construction & Materials — continued
Patrick Industries, Inc.	5,070	231,750
Quanex Building Products Corp.	6,962	154,278
Simpson Manufacturing Co., Inc.	7,204	615,798
		4,884,671
Consumer Services — 0.5%
Carriage Services, Inc.	2,761	67,396
Laureate Education, Inc., Class A	58,309	737,026
Perdoceo Education Corp. *	28,762	328,750
Rent-A-Center, Inc.	17,279	360,267
		1,493,439
Electricity — 1.9%
ALLETE, Inc.	10,742	604,452
Clearway Energy, Inc., Class C	23,054	800,896
MGE Energy, Inc.	7,526	512,445
NorthWestern Corp.	14,892	786,744
NuScale Power Corp. * (a)	24,084	271,668
Ormat Technologies, Inc. (a)	7,492	677,652
PNM Resources, Inc.	18,261	848,589
Portland General Electric Co.	16,579	745,060
Via Renewables, Inc.	25,925	181,216
		5,428,722
Electronic & Electrical Equipment — 1.4%
Atkore, Inc. *	8,839	842,357
AZZ, Inc.	6,444	259,049
Badger Meter, Inc.	7,971	896,578
Brady Corp., Class A	6,840	312,930
Encore Wire Corp.	6,673	918,138
Watts Water Technologies, Inc., Class A	5,289	774,098
		4,003,150
Finance & Credit Services — 1.6%
Encore Capital Group, Inc. *	6,840	348,293
Enova International, Inc. *	11,779	441,595
Mr. Cooper Group, Inc. *	20,135	795,131
Navient Corp.	56,357	853,245
Nelnet, Inc., Class A	2,279	203,036
PennyMac Financial Services, Inc.	13,935	743,014
Radian Group, Inc.	37,603	784,775
Walker & Dunlop, Inc.	5,092	458,076
		4,627,165
Food Producers — 4.3%
Andersons, Inc. (The)	15,805	557,442
B&G Foods, Inc. (a)	26,482	433,775
INVESTMENTS	SHARES	VALUE ($)

Food Producers — continued
BellRing Brands, Inc. *	25,953	628,582
Cal-Maine Foods, Inc.	16,127	911,337
Fresh Del Monte Produce, Inc.	22,354	582,992
GrowGeneration Corp. * (a)	31,658	113,019
Hain Celestial Group, Inc. (The) *	28,134	526,387
Herbalife Nutrition Ltd. *	27,246	579,250
Hostess Brands, Inc. *	37,417	990,802
J & J Snack Foods Corp.	4,886	721,222
John B Sanfilippo & Son, Inc.	6,533	544,918
Lancaster Colony Corp.	4,692	845,874
Medifast, Inc.	4,532	530,199
Nature's Sunshine Products, Inc. *	7,541	63,646
Simply Good Foods Co. (The) *	23,135	886,070
Sovos Brands, Inc. *	10,942	151,656
SunOpta, Inc. (Canada) *	47,303	531,213
Tootsie Roll Industries, Inc.	19,502	787,686
TreeHouse Foods, Inc. *	18,616	935,268
USANA Health Sciences, Inc. *	7,770	408,003
Utz Brands, Inc.	40,893	662,875
		12,392,216
Gas, Water & Multi-utilities — 4.1%
American States Water Co.	9,505	859,822
Archaea Energy, Inc. *	21,111	544,875
Aris Water Solution, Inc., Class A	10,673	181,761
Avista Corp.	17,437	715,440
Black Hills Corp.	11,526	753,455
Brookfield Infrastructure Corp., Class A (Canada)	18,001	776,203
California Water Service Group (a)	11,495	713,380
Chesapeake Utilities Corp.	5,018	624,139
Evoqua Water Technologies Corp. *	22,582	884,763
Excelerate Energy, Inc., Class A	10,210	282,000
Middlesex Water Co.	5,277	472,133
New Jersey Resources Corp.	19,329	862,847
Northwest Natural Holding Co.	11,971	575,685
ONE Gas, Inc.	11,078	858,323
SJW Group	8,405	594,065
South Jersey Industries, Inc. (a)	17,388	602,842
Southwest Gas Holdings, Inc.	10,022	732,308
Spire, Inc.	10,132	707,315
		11,741,356
General Industrials — 1.4%
Apogee Enterprises, Inc.	6,818	312,810
Barnes Group, Inc.	3,508	124,078
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	189

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
General Industrials — continued
CSW Industrials, Inc.	2,346	302,446
Greif, Inc., Class A	8,457	559,938
HB Fuller Co.	13,117	914,386
Kronos Worldwide, Inc.	23,366	221,977
Myers Industries, Inc.	7,036	142,760
Otter Tail Corp.	11,197	754,902
Standex International Corp.	2,373	235,045
TriMas Corp.	2,728	62,335
Trinseo plc	20,024	376,852
		4,007,529
Health Care Providers — 2.6%
Addus HomeCare Corp. * (a)	3,976	407,222
Apollo Medical Holdings, Inc. * (a)	16,133	572,076
Brookdale Senior Living, Inc. *	11,478	51,307
Computer Programs and Systems, Inc. *	5,871	189,633
CorVel Corp. *	3,470	569,809
Ensign Group, Inc. (The)	10,189	914,768
Healthcare Services Group, Inc.	12,068	168,469
LHC Group, Inc. *	4,773	797,568
ModivCare, Inc. *	4,990	485,228
NextGen Healthcare, Inc. *	13,426	269,057
Omnicell, Inc. *	5,476	423,404
Option Care Health, Inc. *	28,051	848,823
Pennant Group, Inc. (The) *	12,470	153,506
RadNet, Inc. *	9,807	187,510
Select Medical Holdings Corp.	24,954	640,819
Surgery Partners, Inc. * (a)	19,751	537,030
US Physical Therapy, Inc.	2,296	203,885
		7,420,114
Household Goods & Home Construction — 1.5%
Beazer Homes USA, Inc. *	6,805	76,965
Central Garden & Pet Co., Class A *	10,421	407,878
CompX International, Inc.	2,029	36,177
Ethan Allen Interiors, Inc.	26,815	686,196
HNI Corp.	13,680	396,583
Interface, Inc.	34,479	389,957
La-Z-Boy, Inc.	22,840	565,747
LGI Homes, Inc. * (a)	1,639	150,870
M/I Homes, Inc. *	9,834	408,013
MDC Holdings, Inc.	5,917	180,232
MillerKnoll, Inc.	15,108	319,987
Sleep Number Corp. *	2,205	61,167
Steelcase, Inc., Class A	23,946	186,060
INVESTMENTS	SHARES	VALUE ($)

Household Goods & Home Construction — continued
Taylor Morrison Home Corp. *	13,912	366,442
Tri Pointe Homes, Inc. *	10,605	177,634
		4,409,908
Industrial Engineering — 1.3%
Albany International Corp., Class A	4,041	370,237
Astec Industries, Inc.	5,364	234,139
Columbus McKinnon Corp. (a)	8,016	228,616
EnPro Industries, Inc.	4,884	520,146
Franklin Electric Co., Inc.	9,096	745,326
Hillenbrand, Inc.	16,094	711,033
John Bean Technologies Corp.	2,501	228,091
Tennant Co.	1,681	97,918
Titan Machinery, Inc. *	4,134	142,127
Zurn Elkay Water Solutions Corp.	13,929	327,192
		3,604,825
Industrial Materials — 2.0%
Boise Cascade Co.	13,893	927,636
Clearwater Paper Corp. *	15,093	671,337
Glatfelter Corp.	8,908	25,210
Koppers Holdings, Inc.	16,240	405,350
Materion Corp.	10,058	862,071
Mativ Holdings, Inc.	30,804	731,287
Minerals Technologies, Inc.	11,921	655,774
Resolute Forest Products, Inc. *	11,447	238,212
Sylvamo Corp.	8,420	405,591
Tredegar Corp.	13,306	144,902
UFP Industries, Inc.	10,963	780,895
		5,848,265
Industrial Metals & Mining — 3.7%
Arconic Corp. *	2,039	42,330
Carpenter Technology Corp.	25,516	954,298
Century Aluminum Co. * (a)	33,255	239,768
Commercial Metals Co.	21,455	976,202
Compass Minerals International, Inc.	13,292	525,566
Constellium SE *	40,345	444,602
Energy Fuels, Inc. * (a)	69,378	499,522
GrafTech International Ltd.	76,288	388,306
Haynes International, Inc.	9,610	470,025
Kaiser Aluminum Corp. (a)	5,221	421,804
Mueller Industries, Inc.	13,749	861,237
Olympic Steel, Inc.	6,652	181,001
RBC Bearings, Inc. *	3,623	918,539
Ryerson Holding Corp.	11,985	402,097
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Metals & Mining — continued
Schnitzer Steel Industries, Inc., Class A	18,181	490,705
TimkenSteel Corp. *	35,597	620,812
Uranium Energy Corp. * (a)	122,671	516,445
US Silica Holdings, Inc. *	58,443	840,995
Worthington Industries, Inc.	14,448	687,147
		10,481,401
Industrial Support Services — 2.4%
ABM Industries, Inc.	11,229	499,803
Applied Industrial Technologies, Inc.	8,201	1,020,040
ASGN, Inc. *	7,211	611,349
CoreCivic, Inc., REIT *	44,084	461,559
CRA International, Inc.	3,576	367,398
Distribution Solutions Group, Inc. *	339	10,197
DXP Enterprises, Inc. *	1,545	44,202
EVERTEC, Inc. (Puerto Rico) (a)	9,820	351,654
ExlService Holdings, Inc. *	4,605	837,419
Forrester Research, Inc. *	3,958	167,503
Heidrick & Struggles International, Inc.	5,505	155,021
Insperity, Inc.	4,286	505,834
Korn Ferry	6,308	350,662
Maximus, Inc.	11,779	726,411
Pitney Bowes, Inc. (a)	46,049	143,212
Resources Connection, Inc.	6,202	113,311
TriNet Group, Inc. *	6,815	442,839
TrueBlue, Inc. *	4,070	80,016
TTEC Holdings, Inc.	1,772	78,801
UniFirst Corp.	33	6,072
		6,973,303
Industrial Transportation — 2.8%
ArcBest Corp.	6,840	543,301
Atlas Air Worldwide Holdings, Inc. *	8,684	878,300
Costamare, Inc. (Monaco)	20,293	191,566
DHT Holdings, Inc.	110,975	988,787
Federal Signal Corp.	8,117	378,658
Forward Air Corp.	5,158	546,077
Frontline Ltd. (Norway) (a)	53,859	676,469
GATX Corp.	4,645	486,378
Genco Shipping & Trading Ltd.	19,297	258,580
Hub Group, Inc., Class A *	1,988	154,269
Matson, Inc.	9,933	730,870
McGrath RentCorp	4,118	387,298
Saia, Inc. *	3,688	733,396
Scorpio Tankers, Inc. (Monaco)	4,003	191,904
INVESTMENTS	SHARES	VALUE ($)

Industrial Transportation — continued
Triton International Ltd. (Bermuda)	14,587	885,285
Wabash National Corp.	7,047	152,567
		8,183,705
Investment Banking & Brokerage Services — 1.4%
Artisan Partners Asset Management, Inc., Class A	21,369	609,230
B. Riley Financial, Inc. (a)	2,599	105,727
Brightsphere Investment Group, Inc.	21,495	404,536
Cohen & Steers, Inc.	5,084	305,853
Cowen, Inc., Class A (a)	22,431	866,285
Federated Hermes, Inc.	21,086	732,739
Houlihan Lokey, Inc.	6,028	538,421
Moelis & Co., Class A	12,681	538,435
Virtus Investment Partners, Inc.	87	14,920
		4,116,146
Leisure Goods — 1.1%
Camping World Holdings, Inc., Class A	23,926	665,861
Fox Factory Holding Corp. *	446	39,181
LCI Industries	3,910	414,890
Smith & Wesson Brands, Inc.	57,453	648,644
Sonos, Inc. * (a)	23,510	378,981
Sturm Ruger & Co., Inc.	13,275	745,126
Universal Electronics, Inc. *	6,648	135,686
		3,028,369
Life Insurance — 0.6%
American Equity Investment Life Holding Co.	15,430	664,724
CNO Financial Group, Inc.	43,483	959,235
National Western Life Group, Inc., Class A	308	60,990
		1,684,949
Media — 0.5%
Gray Television, Inc.	19,718	279,010
QuinStreet, Inc. *	5,381	61,397
Scholastic Corp.	4,033	153,819
TEGNA, Inc.	40,491	845,452
		1,339,678
Medical Equipment & Services — 3.2%
AdaptHealth Corp. *	22,463	512,156
Anika Therapeutics, Inc. * (a)	2,748	78,098
AtriCure, Inc. *	11,038	464,921
Atrion Corp.	283	169,888
Avanos Medical, Inc. *	8,601	190,512
CONMED Corp. (a)	7,533	600,606
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	191

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Medical Equipment & Services — continued
Fulgent Genetics, Inc. *	13,169	521,888
Inogen, Inc. *	2,030	46,000
Integer Holdings Corp. *	8,753	545,575
Lantheus Holdings, Inc. *	11,059	818,255
Meridian Bioscience, Inc. *	26,610	850,722
Merit Medical Systems, Inc. *	14,670	1,008,856
Neogen Corp. *	22,136	292,195
NeoGenomics, Inc. *	27,242	207,175
OraSure Technologies, Inc. *	57,595	251,114
Orthofix Medical, Inc. *	5,244	84,219
Owens & Minor, Inc.	23,648	402,016
Patterson Cos., Inc.	29,753	772,685
STAAR Surgical Co. *	7,336	519,902
Surmodics, Inc. *	4,964	169,471
Varex Imaging Corp. *	23,764	525,422
Zynex, Inc. (a)	8,067	91,964
		9,123,640
Mortgage Real Estate Investment Trusts — 1.7%
Apollo Commercial Real Estate Finance, Inc.	32,603	367,110
Arbor Realty Trust, Inc. (a)	31,551	434,457
Blackstone Mortgage Trust, Inc., Class A	20,975	523,536
Dynex Capital, Inc.	9,895	118,146
Ellington Financial, Inc. (a)	43,938	587,890
Granite Point Mortgage Trust, Inc.	8,598	67,580
iStar, Inc.	43,616	457,096
KKR Real Estate Finance Trust, Inc.	35,998	627,085
Ladder Capital Corp.	31,941	340,811
MFA Financial, Inc.	27,930	278,183
New York Mortgage Trust, Inc. (a)	81,445	219,087
PennyMac Mortgage Investment Trust	10,709	148,534
Ready Capital Corp.	25,760	312,211
Redwood Trust, Inc.	48,498	345,791
TPG RE Finance Trust, Inc.	12,732	107,840
		4,935,357
Non-life Insurance — 0.9%
Employers Holdings, Inc.	8,007	349,185
Enstar Group Ltd. *	779	156,205
Essent Group Ltd.	7,123	281,928
Horace Mann Educators Corp.	7,012	276,694
Safety Insurance Group, Inc.	3,449	299,891
Selective Insurance Group, Inc.	6,808	667,729
Stewart Information Services Corp.	15,164	590,789
		2,622,421
INVESTMENTS	SHARES	VALUE ($)

Non-Renewable Energy — 6.9%
Alpha Metallurgical Resources, Inc.	3,625	612,081
Arch Resources, Inc. (a)	3,912	595,759
Archrock, Inc.	85,428	641,564
Berry Corp.	42,907	380,585
Brigham Minerals, Inc., Class A	12,588	390,228
Cactus, Inc., Class A	18,066	934,374
ChampionX Corp.	19,486	557,689
Civitas Resources, Inc.	11,395	796,624
CNX Resources Corp. *	38,596	648,799
CONSOL Energy, Inc.	12,089	761,849
CVR Energy, Inc. (a)	17,439	681,167
DMC Global, Inc. *	8,710	188,484
Dril-Quip, Inc. *	2,617	65,111
Helix Energy Solutions Group, Inc. *	80,596	564,172
Magnolia Oil & Gas Corp., Class A	31,207	801,396
Matador Resources Co. (a)	14,173	941,796
MRC Global, Inc. *	22,777	228,453
Nabors Industries Ltd. *	5,170	899,735
Newpark Resources, Inc. *	15,308	56,027
Northern Oil and Gas, Inc.	11,039	376,872
NOW, Inc. *	32,831	417,939
Oceaneering International, Inc. *	22,720	317,853
Patterson-UTI Energy, Inc.	49,161	867,692
PBF Energy, Inc., Class A * (a)	18,409	814,598
Permian Resources Corp. *	95,244	930,534
ProPetro Holding Corp. *	65,150	771,376
Ranger Oil Corp.	17,708	724,257
RPC, Inc.	24,618	273,998
SandRidge Energy, Inc. *	27,136	512,599
SM Energy Co.	18,189	818,141
Solaris Oilfield Infrastructure, Inc., Class A	43,435	591,585
SunCoke Energy, Inc.	73,398	532,870
Warrior Met Coal, Inc.	12,241	454,631
World Fuel Services Corp.	26,527	676,173
		19,827,011
Personal Care, Drug & Grocery Stores — 3.5%
ACCO Brands Corp.	61,748	284,041
Beauty Health Co. (The) * (a)	48,985	559,899
Chefs' Warehouse, Inc. (The) *	20,498	750,842
Edgewell Personal Care Co.	19,216	753,075
Energizer Holdings, Inc.	20,489	591,927
Ingles Markets, Inc., Class A	9,890	933,319
Nu Skin Enterprises, Inc., Class A	15,217	581,137
PetMed Express, Inc. (a)	28,048	597,983
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Personal Care, Drug & Grocery Stores — continued
PLBY Group, Inc. * (a)	18,001	65,164
Rite Aid Corp. * (a)	94,498	493,280
SpartanNash Co.	27,550	983,810
Sprouts Farmers Market, Inc. *	29,969	884,085
United Natural Foods, Inc. *	19,280	817,665
Veru, Inc. * (a)	55,832	683,384
WD-40 Co. (a)	3,713	594,674
Weis Markets, Inc.	3,762	352,386
		9,926,671
Personal Goods — 0.8%
Movado Group, Inc.	12,709	420,286
Oxford Industries, Inc.	6,603	671,723
Signet Jewelers Ltd.	11,799	769,767
Steven Madden Ltd.	13,502	403,305
		2,265,081
Pharmaceuticals, Biotechnology & Marijuana Producers — 4.3%
Amphastar Pharmaceuticals, Inc. *	19,615	606,104
ANI Pharmaceuticals, Inc. *	5,856	225,983
Arcus Biosciences, Inc. *	8,742	222,746
Arrowhead Pharmaceuticals, Inc. *	16,860	586,897
Arvinas, Inc. *	9,121	453,405
Castle Biosciences, Inc. *	7,962	203,190
Catalyst Pharmaceuticals, Inc. *	56,155	778,870
Collegium Pharmaceutical, Inc. *	19,080	342,295
Corcept Therapeutics, Inc. *	19,111	546,575
Dynavax Technologies Corp. * (a)	47,558	544,539
Eagle Pharmaceuticals, Inc. *	4,242	133,496
Emergent BioSolutions, Inc. *	8,850	184,611
Halozyme Therapeutics, Inc. * (a)	16,304	779,494
Heska Corp. * (a)	1,673	120,054
Innoviva, Inc. * (a)	39,646	537,600
Ligand Pharmaceuticals, Inc. *	3,647	319,660
Medpace Holdings, Inc. *	5,129	1,138,535
Myriad Genetics, Inc. *	13,939	289,095
Pacira BioSciences, Inc. *	13,196	683,025
PDL BioPharma, Inc. ‡ *	22,361	55,455
Prestige Consumer Healthcare, Inc. *	14,076	766,861
Prothena Corp. plc (Ireland) *	21,766	1,337,303
Supernus Pharmaceuticals, Inc. *	21,282	729,334
Travere Therapeutics, Inc. *	12,586	272,864
Vanda Pharmaceuticals, Inc. *	23,483	245,867
Xencor, Inc. *	8,370	234,360
		12,338,218
INVESTMENTS	SHARES	VALUE ($)

Precious Metals & Mining — 0.2%
Hecla Mining Co.	132,430	605,205
Real Estate Investment & Services — 1.0%
Anywhere Real Estate, Inc. *	62,043	460,980
Cushman & Wakefield plc *	27,701	319,947
Douglas Elliman, Inc.	50,156	231,721
eXp World Holdings, Inc. (a)	25,991	343,341
Kennedy-Wilson Holdings, Inc.	23,500	390,335
Marcus & Millichap, Inc.	8,392	309,161
Newmark Group, Inc., Class A	65,485	536,322
St. Joe Co. (The)	11,197	397,829
		2,989,636
Real Estate Investment Trusts — 8.4%
Agree Realty Corp.	11,384	782,081
Alexander & Baldwin, Inc.	14,255	277,687
American Assets Trust, Inc.	3,595	98,791
Apartment Investment and Management Co., Class A	74,628	592,546
Apple Hospitality REIT, Inc.	29,674	508,019
Ares Commercial Real Estate Corp.	35,436	437,280
Bluerock Homes Trust, Inc. *	1,640	41,492
Brandywine Realty Trust	32,150	210,904
Broadstone Net Lease, Inc.	43,336	742,779
CareTrust REIT, Inc.	39,617	740,046
Centerspace	2,650	183,645
Community Healthcare Trust, Inc.	5,439	188,189
Corporate Office Properties Trust	11,556	307,967
DiamondRock Hospitality Co.	16,240	151,682
DigitalBridge Group, Inc.	5,923	75,814
Easterly Government Properties, Inc.	13,478	234,382
Elme Communities	9,330	178,110
Equity Commonwealth	11,553	302,226
Essential Properties Realty Trust, Inc.	15,530	334,206
Four Corners Property Trust, Inc.	31,732	812,974
GEO Group, Inc. (The) * (a)	105,862	895,593
Global Net Lease, Inc. (a)	10,767	131,896
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	14,592	396,611
Independence Realty Trust, Inc.	38,351	642,763
Industrial Logistics Properties Trust	11,049	51,709
Innovative Industrial Properties, Inc.	4,264	460,938
Kite Realty Group Trust	44,242	868,913
LTC Properties, Inc.	19,008	735,039
LXP Industrial Trust	64,142	620,895
Macerich Co. (The)	53,253	592,706
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	193

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Real Estate Investment Trusts — continued
National Health Investors, Inc.	13,019	738,177
NexPoint Residential Trust, Inc.	6,343	289,241
Office Properties Income Trust	12,849	196,590
Pebblebrook Hotel Trust	36,336	582,829
Phillips Edison & Co., Inc.	23,483	707,778
Physicians Realty Trust	43,783	659,372
Piedmont Office Realty Trust, Inc., Class A	41,030	428,763
PotlatchDeltic Corp.	18,700	831,963
Retail Opportunity Investments Corp.	40,953	592,999
RPT Realty	30,996	288,263
Ryman Hospitality Properties, Inc.	5,473	486,659
Sabra Health Care REIT, Inc.	57,014	778,811
SITE Centers Corp.	51,555	638,251
STAG Industrial, Inc.	24,892	786,338
Summit Hotel Properties, Inc.	28,346	244,909
Sunstone Hotel Investors, Inc.	41,157	458,901
Tanger Factory Outlet Centers, Inc. (a)	55,397	997,700
Terreno Realty Corp.	14,039	802,188
Uniti Group, Inc.	53,238	413,127
Urban Edge Properties	34,430	486,152
Whitestone	18,155	170,839
Xenia Hotels & Resorts, Inc.	1,708	29,173
		24,206,906
Renewable Energy — 0.5%
Arcosa, Inc.	14,848	953,242
Green Plains, Inc. *	5,453	157,537
REX American Resources Corp. *	10,809	324,162
		1,434,941
Retailers — 3.1%
Abercrombie & Fitch Co., Class A *	35,016	615,581
Academy Sports & Outdoors, Inc.	4,069	179,158
America's Car-Mart, Inc. *	2,246	153,537
Asbury Automotive Group, Inc. *	1,403	221,323
Big 5 Sporting Goods Corp. (a)	42,722	550,687
Big Lots, Inc. (a)	9,994	188,587
Buckle, Inc. (The)	25,315	995,639
Caleres, Inc.	3,010	82,263
Citi Trends, Inc. *	9,566	216,287
Dillard's, Inc., Class A (a)	2,926	962,040
Genesco, Inc. *	10,676	502,199
Global Industrial Co.	1,852	58,783
Group 1 Automotive, Inc.	4,475	774,175
Haverty Furniture Cos., Inc. (a)	17,550	466,479
INVESTMENTS	SHARES	VALUE ($)

Retailers — continued
Hibbett, Inc.	7,577	472,956
LL Flooring Holdings, Inc. *	11,803	98,201
Murphy USA, Inc.	2,985	938,812
ODP Corp. (The) *	9,399	371,918
PriceSmart, Inc.	1,995	127,620
Shoe Carnival, Inc. (a)	25,106	602,042
Zumiez, Inc. *	18,629	417,849
		8,996,136
Software & Computer Services — 3.9%
A10 Networks, Inc.	14,013	235,418
Agilysys, Inc. *	8,323	534,087
Alarm.com Holdings, Inc. *	3,343	196,702
Allscripts Healthcare Solutions, Inc. *	28,347	416,701
Appfolio, Inc., Class A *	2,601	326,087
Avid Technology, Inc. *	15,566	427,909
Cerence, Inc. *	12,936	222,499
ChannelAdvisor Corp. *	26,447	609,339
Consensus Cloud Solutions, Inc. *	5,376	301,809
CSG Systems International, Inc.	12,009	776,622
MicroStrategy, Inc., Class A * (a)	2,214	592,267
Mitek Systems, Inc. *	12,818	144,972
NetScout Systems, Inc. *	18,208	654,031
OneSpan, Inc. *	13,347	146,684
Perficient, Inc. *	8,005	536,095
Progress Software Corp.	15,233	777,340
Qualys, Inc. *	5,741	818,437
Shutterstock, Inc.	10,066	503,602
Simulations Plus, Inc. (a)	8,927	370,471
SPS Commerce, Inc. *	7,113	899,937
Verint Systems, Inc. *	12,918	457,685
Workiva, Inc. *	9,089	707,215
Ziff Davis, Inc. *	8,519	659,285
		11,315,194
Technology Hardware & Equipment — 6.7%
Adeia, Inc.	36,433	407,321
Advanced Energy Industries, Inc.	8,915	701,165
Alpha & Omega Semiconductor Ltd. *	15,420	505,005
Amkor Technology, Inc.	41,004	852,473
Axcelis Technologies, Inc. *	12,769	740,602
Benchmark Electronics, Inc.	10,633	301,871
CEVA, Inc. *	6,781	187,562
Cohu, Inc. *	21,234	699,023
CTS Corp.	11,440	452,109
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Technology Hardware & Equipment — continued
Diodes, Inc. *	10,551	756,190
Fabrinet (Thailand) *	7,263	830,887
FormFactor, Inc. *	23,588	476,713
Ichor Holdings Ltd. *	9,218	234,506
Insight Enterprises, Inc. *	9,274	876,486
Kulicke & Soffa Industries, Inc. (Singapore) (a)	15,405	646,086
MaxLinear, Inc. *	16,452	508,038
Methode Electronics, Inc. (a)	13,070	538,876
Novanta, Inc. *	5,072	717,181
Onto Innovation, Inc. *	11,939	798,003
PC Connection, Inc.	4,015	213,357
Photronics, Inc. *	34,239	555,357
Plexus Corp. *	6,811	670,202
Power Integrations, Inc.	11,157	744,283
Rambus, Inc. *	33,640	1,014,582
Rogers Corp. *	1,502	353,466
Sanmina Corp. *	8,012	449,073
ScanSource, Inc. *	7,690	238,236
Semtech Corp. *	12,130	335,880
SiTime Corp. *	4,045	363,281
SMART Global Holdings, Inc. *	18,418	249,195
Super Micro Computer, Inc. *	2,908	202,368
Synaptics, Inc. *	4,346	385,056
TTM Technologies, Inc. *	36,247	554,941
Ultra Clean Holdings, Inc. *	22,125	688,309
Vishay Intertechnology, Inc.	32,081	670,814
Xperi, Inc. *	14,571	203,557
		19,122,054
Telecommunications Equipment — 3.1%
ADTRAN Holdings, Inc.	34,909	784,056
Aviat Networks, Inc. *	11,496	375,459
Calix, Inc. *	14,733	1,084,938
Cambium Networks Corp. *	22,601	437,329
Clearfield, Inc. *	7,354	893,291
Comtech Telecommunications Corp.	18,487	204,281
EchoStar Corp., Class A *	38,247	721,721
Extreme Networks, Inc. *	60,585	1,086,895
Harmonic, Inc. *	75,641	1,168,654
Infinera Corp. * (a)	12,145	68,134
InterDigital, Inc.	10,998	548,470
Lightwave Logic, Inc. * (a)	23,485	198,918
NETGEAR, Inc. *	14,545	285,809
INVESTMENTS	SHARES	VALUE ($)

Telecommunications Equipment — continued
Ribbon Communications, Inc. *	1,005	2,663
Viavi Solutions, Inc. *	60,781	917,793
		8,778,411
Telecommunications Service Providers — 2.4%
Anterix, Inc. *	3,792	145,423
Cogent Communications Holdings, Inc.	13,108	688,301
Consolidated Communications Holdings, Inc. *	73,038	377,606
Globalstar, Inc. * (a)	575,493	1,248,820
Gogo, Inc. *	46,025	654,475
IDT Corp., Class B *	24,922	649,467
Iridium Communications, Inc. *	19,584	1,009,164
Liberty Latin America Ltd., Class C (Chile) *	51,583	401,832
Shenandoah Telecommunications Co.	28,008	634,661
Telephone and Data Systems, Inc.	38,987	662,779
WideOpenWest, Inc. *	28,180	386,348
		6,858,876
Tobacco — 0.7%
22nd Century Group, Inc. * (a)	120,263	157,545
Turning Point Brands, Inc.	21,109	497,328
Universal Corp.	11,799	597,147
Vector Group Ltd.	67,983	721,979
		1,973,999
Travel & Leisure — 0.1%
Biglari Holdings, Inc., Class B *	165	22,762
Chuy's Holdings, Inc. * (a)	2,509	73,514
El Pollo Loco Holdings, Inc.	4,649	46,676
Ruth's Hospitality Group, Inc.	3,839	79,774
		222,726
Waste & Disposal Services — 0.3%
Casella Waste Systems, Inc., Class A *	9,220	754,288
Total Common Stocks (Cost $290,344,602)		286,487,784
	NO. OF RIGHTS
Rights—0.0% ^
Pharmaceuticals, Biotechnology & Marijuana Producers — 0.0% ^
Achillion Pharmaceuticals, Inc. ‡ *(Cost $—)	12,757	6,379
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	195

JPMorgan Diversified Return U.S. Small Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 7.9%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)(Cost $325,140)	325,140	325,140
Investment of Cash Collateral from Securities Loaned — 7.8%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 3.23% (b) (c)	19,342,762	19,342,762
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)	2,902,497	2,902,497
Total Investment of Cash Collateral from Securities Loaned (Cost $22,242,620)		22,245,259
Total Short-Term Investments (Cost $22,567,760)		22,570,399
Total Investments — 107.7% (Cost $312,912,362)		309,064,562
Liabilities in Excess of Other Assets — (7.7)%		(22,131,565)
NET ASSETS — 100.0%		286,932,997

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $21,395,218.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	3	12/16/2022	USD	277,965	12,769

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan International Growth ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 95.3%
Australia — 1.6%
IDP Education Ltd.	12,333	232,684
Woodside Energy Group Ltd.	27,944	646,023
		878,707
Brazil — 1.0%
MercadoLibre, Inc. *	622	560,808
Canada — 6.2%
Alimentation Couche-Tard, Inc.	18,450	826,109
Canadian National Railway Co.	13,892	1,645,810
Canadian Pacific Railway Ltd.	12,797	953,986
		3,425,905
China — 4.5%
NXP Semiconductors NV	3,407	497,695
Silergy Corp.	43,000	495,863
Tencent Holdings Ltd.	46,700	1,227,126
Wuxi Biologics Cayman, Inc. * (a)	60,500	272,228
		2,492,912
Denmark — 6.0%
Coloplast A/S, Class B	6,549	730,018
Genmab A/S *	1,840	708,782
Novo Nordisk A/S, Class B	17,168	1,866,699
		3,305,499
France — 5.4%
L'Oreal SA	3,620	1,136,696
LVMH Moet Hennessy Louis Vuitton SE	2,901	1,830,516
		2,967,212
Germany — 5.4%
adidas AG	4,141	404,224
Deutsche Boerse AG	5,410	879,773
Sartorius AG (Preference)	1,206	425,224
Symrise AG	9,474	967,036
Zalando SE * (a)	13,351	307,716
		2,983,973
Hong Kong — 3.7%
AIA Group Ltd.	140,000	1,060,471
Hong Kong Exchanges & Clearing Ltd.	16,700	443,278
Techtronic Industries Co. Ltd.	53,000	501,845
		2,005,594
India — 1.3%
HDFC Bank Ltd., ADR	11,767	733,202
INVESTMENTS	SHARES	VALUE($)

Indonesia — 2.8%
Bank Central Asia Tbk. PT	1,910,700	1,080,076
Telkom Indonesia Persero Tbk. PT, ADR	15,668	435,884
		1,515,960
Japan — 11.6%
Daikin Industries Ltd.	5,800	868,766
Hoya Corp.	10,100	938,910
Keyence Corp.	3,800	1,432,848
Kyowa Kirin Co. Ltd.	31,800	748,944
Shin-Etsu Chemical Co. Ltd.	7,700	800,261
Sony Group Corp.	17,900	1,207,080
Sysmex Corp.	7,400	398,297
		6,395,106
Mexico — 1.4%
Wal-Mart de Mexico SAB de CV	196,986	760,981
Netherlands — 7.2%
Adyen NV * (a)	490	699,524
Argenx SE *	1,425	553,257
ASML Holding NV	3,715	1,742,659
Wolters Kluwer NV	9,212	978,854
		3,974,294
Singapore — 1.8%
DBS Group Holdings Ltd.	35,400	855,842
Sea Ltd., ADR *	2,317	115,108
		970,950
South Africa — 1.0%
Anglo American plc	18,663	559,036
South Korea — 0.6%
Delivery Hero SE * (a)	8,988	295,785
Sweden — 3.5%
Assa Abloy AB, Class B	32,602	658,302
Atlas Copco AB, Class A	84,000	896,553
Epiroc AB, Class A	24,123	369,286
		1,924,141
Switzerland — 2.1%
Lonza Group AG (Registered)	1,429	735,627
Straumann Holding AG (Registered)	4,617	439,406
		1,175,033
Taiwan — 3.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	34,829	2,143,725
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	197

JPMorgan International Growth ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United Kingdom — 13.1%
AstraZeneca plc	9,588	1,124,981
Diageo plc	38,716	1,593,261
Intertek Group plc	15,766	660,485
Linde plc (b)	3,523	1,051,895
London Stock Exchange Group plc	10,353	897,419
Oxford Nanopore Technologies plc *	54,429	163,957
RELX plc	56,812	1,527,177
Spirax-Sarco Engineering plc	1,613	198,776
		7,217,951
United States — 11.2%
Cadence Design Systems, Inc. *	4,781	723,795
EPAM Systems, Inc. *	1,096	383,600
Nestle SA (Registered)	25,716	2,799,413
Roche Holding AG	6,546	2,171,951
Unity Software, Inc. *	1,576	46,492
		6,125,251
Total Common Stocks (Cost $61,114,176)		52,412,025
Short-Term Investments — 5.9%
Investment Companies — 4.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)(Cost $2,455,095)	2,455,095	2,455,095
Investment of Cash Collateral from Securities Loaned — 1.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)(Cost $749,113)	749,113	749,113
Total Short-Term Investments (Cost $3,204,208)		3,204,208
Total Investments — 101.2% (Cost $64,318,384)		55,616,233
Liabilities in Excess of Other Assets — (1.2)%		(634,128)
NET ASSETS — 100.0%		54,982,105

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $704,050.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.6%
Semiconductors & Semiconductor Equipment	8.8
Professional Services	5.7
Chemicals	5.1
Food Products	5.0
Banks	4.8
Road & Rail	4.7
Health Care Equipment & Supplies	4.5
Textiles, Apparel & Luxury Goods	4.0
Capital Markets	4.0
Machinery	3.5
Life Sciences Tools & Services	2.9
Beverages	2.9
Food & Staples Retailing	2.8
Building Products	2.7
Electronic Equipment, Instruments & Components	2.6
Biotechnology	2.3
Interactive Media & Services	2.2
Household Durables	2.2
Internet & Direct Marketing Retail	2.1
Personal Products	2.0
IT Services	1.9
Insurance	1.9
Software	1.4
Oil, Gas & Consumable Fuels	1.2
Metals & Mining	1.0
Others (each less than 1.0%)	1.4
Short-Term Investments	5.8
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	199

JPMorgan U.S. Momentum Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 3.0%
Curtiss-Wright Corp.	891	149,537
General Dynamics Corp.	4,819	1,203,786
HEICO Corp.	1,680	273,235
Howmet Aerospace, Inc.	10,449	371,462
Lockheed Martin Corp.	3,793	1,845,977
Northrop Grumman Corp.	2,631	1,444,445
Raytheon Technologies Corp.	10,770	1,021,212
Textron, Inc.	7,063	483,392
		6,793,046
Automobiles & Parts — 2.6%
Ford Motor Co.	75,451	1,008,780
Gentex Corp.	9,280	245,827
Genuine Parts Co.	4,538	807,129
Tesla, Inc. *	17,025	3,873,868
		5,935,604
Banks — 1.4%
Bank OZK	4,808	206,648
Discover Financial Services	3,525	368,222
East West Bancorp, Inc.	6,097	436,362
First Horizon Corp.	13,363	327,527
M&T Bank Corp.	4,554	766,757
Pinnacle Financial Partners, Inc.	2,673	221,832
Popular, Inc. (Puerto Rico)	3,524	249,217
Regions Financial Corp.	27,992	614,425
		3,190,990
Beverages — 0.2%
Constellation Brands, Inc., Class A	2,135	527,516
Chemicals — 1.6%
Albemarle Corp.	3,121	873,474
Ashland, Inc.	1,498	157,170
CF Industries Holdings, Inc.	6,507	691,434
Element Solutions, Inc.	1,414	24,321
Huntsman Corp.	11,921	319,006
Mosaic Co. (The)	12,205	656,019
Olin Corp.	8,089	428,312
Westlake Corp.	4,186	404,577
		3,554,313
Construction & Materials — 1.7%
Acuity Brands, Inc.	1,665	305,644
Advanced Drainage Systems, Inc.	2,915	337,790
AECOM	7,848	590,797
Builders FirstSource, Inc. *	9,445	582,379
INVESTMENTS	SHARES	VALUE ($)

Construction & Materials — continued
Eagle Materials, Inc.	3,921	479,578
Louisiana-Pacific Corp.	8,114	459,658
Masco Corp.	1,096	50,712
Quanta Services, Inc.	4,845	688,184
Watsco, Inc.	1,239	335,719
		3,830,461
Consumer Services — 1.0%
AMERCO	261	150,125
Avis Budget Group, Inc. *	3,155	746,031
Copart, Inc. *	6,394	735,438
H&R Block, Inc.	12,055	496,063
Rollins, Inc.	1,413	59,459
		2,187,116
Electricity — 1.4%
Consolidated Edison, Inc.	8,766	771,057
Exelon Corp.	21,839	842,767
FirstEnergy Corp.	9,152	345,122
OGE Energy Corp.	6,782	248,425
Southern Co. (The)	7,312	478,790
Vistra Corp.	22,590	518,892
		3,205,053
Electronic & Electrical Equipment — 0.8%
Keysight Technologies, Inc. *	4,886	850,897
Mettler-Toledo International, Inc. *	631	798,171
nVent Electric plc	4,545	165,892
		1,814,960
Finance & Credit Services — 0.3%
Morningstar, Inc.	901	209,194
MSCI, Inc.	27	12,659
SLM Corp.	28,709	476,283
		698,136
Food Producers — 2.9%
Archer-Daniels-Midland Co.	11,605	1,125,453
Bunge Ltd.	6,189	610,854
Campbell Soup Co.	9,171	485,238
Corteva, Inc.	15,798	1,032,241
Darling Ingredients, Inc. *	7,899	619,913
General Mills, Inc.	12,805	1,044,632
Hershey Co. (The)	3,731	890,851
Kellogg Co.	9,119	700,522
Pilgrim's Pride Corp. *	5,491	126,568
		6,636,272
SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Gas, Water & Multi-utilities — 0.9%
CenterPoint Energy, Inc.	21,454	613,799
National Fuel Gas Co.	7,460	503,475
NiSource, Inc.	19,604	503,627
Sempra Energy	2,095	316,219
WEC Energy Group, Inc.	677	61,831
		1,998,951
General Industrials — 0.9%
Carlisle Cos., Inc.	2,123	506,972
Crown Holdings, Inc.	5,372	368,465
Graphic Packaging Holding Co.	19,009	436,447
RPM International, Inc.	3,229	305,366
Sealed Air Corp.	6,088	289,911
Valmont Industries, Inc.	626	199,832
		2,106,993
Health Care Providers — 3.0%
Acadia Healthcare Co., Inc. *	1,810	147,153
Cigna Corp.	2,115	683,272
HCA Healthcare, Inc.	1,809	393,403
Humana, Inc.	1,205	672,486
IQVIA Holdings, Inc. *	4,339	909,758
UnitedHealth Group, Inc.	7,357	4,084,239
		6,890,311
Household Goods & Home Construction — 0.3%
DR Horton, Inc.	3,770	289,838
PulteGroup, Inc.	12,086	483,319
Tempur Sealy International, Inc.	260	6,991
		780,148
Industrial Engineering — 0.7%
Deere & Co.	4,162	1,647,403
Industrial Metals & Mining — 0.4%
Fastenal Co.	1,757	84,916
Nucor Corp.	6,528	857,648
		942,564
Industrial Support Services — 3.6%
Accenture plc, Class A	8,809	2,500,875
American Express Co.	5,302	787,082
Automatic Data Processing, Inc.	1,480	357,716
Bill.com Holdings, Inc. *	3,600	480,096
Cintas Corp.	2,085	891,442
FTI Consulting, Inc. *	1,642	255,545
Jack Henry & Associates, Inc.	3,206	638,186
Paychex, Inc.	7,453	881,764
INVESTMENTS	SHARES	VALUE ($)

Industrial Support Services — continued
Paylocity Holding Corp. *	2,384	552,587
Robert Half International, Inc.	894	68,355
WW Grainger, Inc.	1,356	792,379
		8,206,027
Industrial Transportation — 2.3%
CH Robinson Worldwide, Inc.	5,328	520,652
JB Hunt Transport Services, Inc.	3,539	605,417
Norfolk Southern Corp.	3,980	907,719
Old Dominion Freight Line, Inc.	2,675	734,555
Ryder System, Inc.	3,678	296,116
United Parcel Service, Inc., Class B	10,190	1,709,576
WillScot Mobile Mini Holdings Corp. *	11,752	499,812
		5,273,847
Investment Banking & Brokerage Services — 5.1%
Ameriprise Financial, Inc.	2,531	782,383
Ares Management Corp.	7,978	604,972
Berkshire Hathaway, Inc., Class B *	11,403	3,364,911
Blackstone, Inc.	12,094	1,102,247
Charles Schwab Corp. (The)	20,543	1,636,661
Jefferies Financial Group, Inc.	16,779	577,365
KKR & Co., Inc.	15,797	768,208
LPL Financial Holdings, Inc.	3,026	773,597
Morgan Stanley	19,524	1,604,287
Nasdaq, Inc.	7,560	470,535
		11,685,166
Leisure Goods — 0.1%
Mattel, Inc. *	15,022	284,817
Life Insurance — 0.2%
Unum Group	8,519	388,381
Media — 1.0%
Interpublic Group of Cos., Inc. (The)	20,449	609,176
Liberty Media Corp.-Liberty Formula One, Class C *	9,409	543,182
Nexstar Media Group, Inc., Class A	1,658	284,015
Trade Desk, Inc. (The), Class A *	12,008	639,306
World Wrestling Entertainment, Inc., Class A (a)	2,781	219,393
		2,295,072
Medical Equipment & Services — 4.2%
Agilent Technologies, Inc.	6,483	896,923
Bio-Rad Laboratories, Inc., Class A *	327	115,009
Bio-Techne Corp.	526	155,833
Danaher Corp.	9,025	2,271,322
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	201

JPMorgan U.S. Momentum Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Medical Equipment & Services — continued
Dexcom, Inc. *	7,510	907,058
Insulet Corp. *	2,425	627,614
Quest Diagnostics, Inc.	4,360	626,314
Repligen Corp. *	2,791	509,330
ResMed, Inc.	3,181	711,558
STERIS plc	826	142,551
Thermo Fisher Scientific, Inc.	5,261	2,703,996
West Pharmaceutical Services, Inc.	324	74,552
		9,742,060
Non-life Insurance — 4.1%
American Financial Group, Inc.	4,101	595,096
Aon plc, Class A	4,050	1,140,034
Arch Capital Group Ltd. *	12,373	711,448
Arthur J Gallagher & Co.	4,936	923,427
Assured Guaranty Ltd.	2,269	134,302
Brown & Brown, Inc.	9,920	583,197
Chubb Ltd.	6,903	1,483,386
Marsh & McLennan Cos., Inc.	8,565	1,383,162
Old Republic International Corp.	10,825	251,248
Progressive Corp. (The)	10,400	1,335,360
Ryan Specialty Holdings, Inc., Class A *	5,892	264,256
WR Berkley Corp.	9,363	696,420
		9,501,336
Non-Renewable Energy — 5.4%
Antero Midstream Corp.	7,708	82,090
Antero Resources Corp. *	14,802	542,641
Cheniere Energy, Inc.	5,679	1,001,832
Chevron Corp.	12,697	2,296,887
ConocoPhillips	17,455	2,200,901
Continental Resources, Inc.	6,823	504,697
Coterra Energy, Inc.	4,836	150,545
Devon Energy Corp.	14,056	1,087,232
Diamondback Energy, Inc.	1,523	239,279
Hess Corp.	5,647	796,679
Marathon Oil Corp.	21,525	655,436
Occidental Petroleum Corp.	16,016	1,162,762
Pioneer Natural Resources Co.	3,929	1,007,435
Targa Resources Corp.	8,530	583,196
		12,311,612
Personal Care, Drug & Grocery Stores — 2.8%
AmerisourceBergen Corp.	4,822	758,115
Casey's General Stores, Inc.	707	164,526
Church & Dwight Co., Inc.	1,333	98,815
INVESTMENTS	SHARES	VALUE ($)

Personal Care, Drug & Grocery Stores — continued
CVS Health Corp.	14,231	1,347,676
Grocery Outlet Holding Corp. *	7,058	243,995
Kroger Co. (The)	14,178	670,478
McKesson Corp.	2,920	1,136,960
Procter & Gamble Co. (The)	12,912	1,738,859
Spectrum Brands Holdings, Inc.	3,894	179,669
		6,339,093
Personal Goods — 1.1%
Capri Holdings Ltd. *	10,213	466,530
Deckers Outdoor Corp. *	1,732	606,079
Estee Lauder Cos., Inc. (The), Class A	4,261	854,288
Tapestry, Inc.	16,054	508,590
		2,435,487
Pharmaceuticals, Biotechnology & Marijuana Producers — 6.7%
AbbVie, Inc.	22,648	3,315,667
Alnylam Pharmaceuticals, Inc. *	3,638	754,012
Cardinal Health, Inc.	9,495	720,671
Catalent, Inc. *	5,475	359,872
Eli Lilly & Co.	10,956	3,967,058
Moderna, Inc. *	6,715	1,009,466
Pfizer, Inc.	56,191	2,615,691
Seagen, Inc. *	4,070	517,541
United Therapeutics Corp. *	2,563	590,848
Vertex Pharmaceuticals, Inc. *	4,543	1,417,416
		15,268,242
Real Estate Investment & Services — 0.3%
CBRE Group, Inc., Class A *	9,686	687,125
Jones Lang LaSalle, Inc. *	707	112,477
		799,602
Real Estate Investment Trusts — 2.7%
Camden Property Trust	2,789	322,269
Crown Castle, Inc.	3,379	450,285
CubeSmart	8,655	362,385
Extra Space Storage, Inc.	3,775	669,836
Gaming and Leisure Properties, Inc.	6,618	331,694
Invitation Homes, Inc.	15,194	481,498
Iron Mountain, Inc.	11,997	600,690
Life Storage, Inc.	4,523	500,289
Prologis, Inc.	12,231	1,354,583
Weyerhaeuser Co.	21,111	652,963
WP Carey, Inc.	7,186	548,292
		6,274,784
SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Retailers — 6.9%
AutoNation, Inc. *	4,212	447,778
AutoZone, Inc. *	441	1,117,000
BJ's Wholesale Club Holdings, Inc. *	7,726	597,992
Costco Wholesale Corp.	5,913	2,965,369
Dick's Sporting Goods, Inc.	4,828	549,233
Dollar Tree, Inc. *	5,815	921,677
GameStop Corp., Class A * (a)	16,608	470,172
Home Depot, Inc. (The)	12,721	3,767,070
Kohl's Corp.	8,009	239,870
Lowe's Cos., Inc.	4,494	876,105
O'Reilly Automotive, Inc. *	1,369	1,146,086
Penske Automotive Group, Inc.	3,753	418,910
TJX Cos., Inc. (The)	19,657	1,417,270
Tractor Supply Co.	1,814	398,663
Williams-Sonoma, Inc.	3,790	469,316
		15,802,511
Software & Computer Services — 12.7%
Alphabet, Inc., Class A *	37,398	3,534,485
Amdocs Ltd.	6,809	587,685
Atlassian Corp., Class A *	3,411	691,512
CACI International, Inc., Class A *	1,920	583,738
Cadence Design Systems, Inc. *	5,859	886,994
Cloudflare, Inc., Class A *	8,844	498,094
Crowdstrike Holdings, Inc., Class A *	4,513	727,496
Datadog, Inc., Class A *	6,449	519,209
Dell Technologies, Inc., Class C	12,212	468,941
DXC Technology Co. *	12,276	352,935
F5, Inc. *	2,191	313,116
Fortinet, Inc. *	15,311	875,177
Gartner, Inc. *	2,484	749,969
GoDaddy, Inc., Class A *	5,277	424,271
HubSpot, Inc. *	1,512	448,399
International Business Machines Corp.	13,797	1,907,987
Intuit, Inc.	4,218	1,803,195
KBR, Inc.	11,157	555,284
Leidos Holdings, Inc.	3,355	340,834
Manhattan Associates, Inc. *	4,043	491,912
Microsoft Corp.	17,967	4,170,680
MongoDB, Inc. *	2,125	388,939
NCR Corp. *	7,382	156,941
NortonLifeLock, Inc.	23,698	533,916
Oracle Corp.	23,320	1,820,592
Palo Alto Networks, Inc. *	5,921	1,015,984
Paycom Software, Inc. *	1,573	544,258
INVESTMENTS	SHARES	VALUE ($)

Software & Computer Services — continued
Roper Technologies, Inc.	1,196	495,790
Science Applications International Corp.	1,715	185,803
ServiceNow, Inc. *	2,998	1,261,378
Synopsys, Inc. *	3,137	917,729
Tyler Technologies, Inc. *	1,623	524,765
Zscaler, Inc. *	2,922	450,280
		29,228,288
Technology Hardware & Equipment — 12.2%
Advanced Micro Devices, Inc. *	24,045	1,444,143
Apple, Inc.	29,524	4,527,210
Applied Materials, Inc.	14,797	1,306,427
Avnet, Inc.	11,042	443,778
Broadcom, Inc.	5,413	2,544,760
CDW Corp.	4,289	741,182
Cirrus Logic, Inc. *	1,496	100,412
Concentrix Corp.	1,187	145,087
Corning, Inc.	22,217	714,721
Entegris, Inc.	6,086	482,863
GLOBALFOUNDRIES, Inc. * (a)	8,602	487,733
HP, Inc.	28,600	789,932
Jabil, Inc.	9,404	604,207
KLA Corp.	3,002	949,983
Lam Research Corp.	2,565	1,038,261
Marvell Technology, Inc.	18,489	733,644
Monolithic Power Systems, Inc.	1,604	544,478
NetApp, Inc.	8,885	615,464
NVIDIA Corp.	25,785	3,480,200
ON Semiconductor Corp. *	11,835	727,024
Pure Storage, Inc., Class A *	18,820	580,785
QUALCOMM, Inc.	10,529	1,238,842
Switch, Inc., Class A	15,110	514,495
TD SYNNEX Corp.	2,236	204,616
Teradyne, Inc.	6,414	521,779
Texas Instruments, Inc.	13,252	2,128,669
Wolfspeed, Inc. *	5,492	432,495
		28,043,190
Telecommunications Equipment — 2.0%
Arista Networks, Inc. *	6,767	817,860
Cisco Systems, Inc.	40,205	1,826,513
Juniper Networks, Inc.	19,696	602,698
Lumentum Holdings, Inc. *	6,485	482,808
Motorola Solutions, Inc.	3,775	942,655
		4,672,534
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	203

JPMorgan U.S. Momentum Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Telecommunications Service Providers — 0.6%
AT&T, Inc.	60,370	1,100,545
T-Mobile US, Inc. *	1,141	172,930
		1,273,475
Travel & Leisure — 1.9%
Boyd Gaming Corp.	8,636	498,815
Chipotle Mexican Grill, Inc. *	604	904,991
Choice Hotels International, Inc.	2,228	289,284
Hilton Worldwide Holdings, Inc.	6,482	876,755
Hyatt Hotels Corp., Class A *	3,956	372,695
McDonald's Corp.	4,996	1,362,210
		4,304,750
Waste & Disposal Services — 0.8%
Republic Services, Inc.	5,606	743,468
Waste Management, Inc.	7,453	1,180,331
		1,923,799
Total Common Stocks (Cost $241,340,048)		228,793,910
Short-Term Investments — 0.6%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)(Cost $340,337)	340,337	340,337
INVESTMENTS	SHARES	VALUE ($)

Investment of Cash Collateral from Securities Loaned — 0.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)(Cost $1,131,417)	1,131,417	1,131,417
Total Short-Term Investments (Cost $1,471,754)		1,471,754
Total Investments — 100.4% (Cost $242,811,802)		230,265,664
Liabilities in Excess of Other Assets — (0.4)%		(942,546)
NET ASSETS — 100.0%		229,323,118

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $1,103,874.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	19	12/16/2022	USD	368,861	27,027

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan U.S. Quality Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 0.7%
Lockheed Martin Corp.	8,888	4,325,612
Automobiles & Parts — 0.6%
Gentex Corp.	46,371	1,228,368
Genuine Parts Co.	11,226	1,996,656
		3,225,024
Banks — 0.5%
Bank of Hawaii Corp.	9,010	684,309
Commerce Bancshares, Inc.	19,895	1,409,362
US Bancorp	14,084	597,866
		2,691,537
Beverages — 0.5%
Brown-Forman Corp., Class B	21,166	1,439,288
Coca-Cola Co. (The)	22,274	1,333,099
		2,772,387
Chemicals — 1.1%
Celanese Corp.	10,812	1,039,250
CF Industries Holdings, Inc.	16,377	1,740,220
Linde plc	11,394	3,388,006
NewMarket Corp.	39	11,869
		6,179,345
Construction & Materials — 0.5%
A O Smith Corp.	13,628	746,542
Acuity Brands, Inc.	2,750	504,818
Louisiana-Pacific Corp.	7,600	430,540
Watsco, Inc. (a)	4,488	1,216,068
		2,897,968
Consumer Services — 1.1%
Copart, Inc. *	15,897	1,828,473
Grand Canyon Education, Inc. *	14,162	1,425,122
H&R Block, Inc.	30,329	1,248,038
Rollins, Inc.	40,582	1,707,691
		6,209,324
Electricity — 1.6%
CMS Energy Corp.	16,760	956,158
Evergy, Inc.	9,200	562,396
Hawaiian Electric Industries, Inc.	16,336	621,421
IDACORP, Inc.	8,794	920,732
NextEra Energy, Inc.	56,623	4,388,283
NRG Energy, Inc.	34,363	1,525,717
		8,974,707
INVESTMENTS	SHARES	VALUE ($)

Electronic & Electrical Equipment — 1.6%
Allegion plc	9,828	1,029,679
Donaldson Co., Inc.	18,578	1,067,306
IDEX Corp.	7,523	1,672,438
Keysight Technologies, Inc. *	12,019	2,093,109
Mettler-Toledo International, Inc. *	1,518	1,920,164
Waters Corp. *	4,394	1,314,553
		9,097,249
Finance & Credit Services — 1.3%
FactSet Research Systems, Inc.	3,744	1,593,035
Moody's Corp.	8,107	2,147,301
Morningstar, Inc.	2,408	559,089
S&P Global, Inc.	10,943	3,515,439
		7,814,864
Food Producers — 0.4%
Flowers Foods, Inc.	863	24,777
General Mills, Inc.	6,893	562,331
Hershey Co. (The)	7,645	1,825,396
		2,412,504
Gas, Water & Multi-utilities — 0.6%
National Fuel Gas Co.	18,761	1,266,180
UGI Corp.	14,493	512,038
WEC Energy Group, Inc.	20,058	1,831,897
		3,610,115
General Industrials — 1.1%
3M Co.	22,979	2,890,528
Honeywell International, Inc.	2,784	567,992
Illinois Tool Works, Inc.	14,157	3,022,944
		6,481,464
Health Care Providers — 0.4%
Chemed Corp.	2,853	1,331,980
DaVita, Inc. *	10,956	799,898
Premier, Inc., Class A	8,800	306,944
		2,438,822
Household Goods & Home Construction — 0.3%
NVR, Inc. *	351	1,487,450
Industrial Engineering — 0.9%
Cummins, Inc.	8,120	1,985,421
Graco, Inc.	20,882	1,452,970
Lincoln Electric Holdings, Inc.	9,674	1,373,708
Toro Co. (The)	1,831	193,042
		5,005,141
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	205

JPMorgan U.S. Quality Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Metals & Mining — 0.7%
Fastenal Co.	8,764	423,564
Freeport-McMoRan, Inc.	73,701	2,335,585
Southern Copper Corp. (Peru)	22,187	1,042,123
		3,801,272
Industrial Support Services — 7.1%
Accenture plc, Class A	21,405	6,076,879
Automatic Data Processing, Inc.	16,746	4,047,508
Cintas Corp.	5,283	2,258,747
Jack Henry & Associates, Inc. (a)	6,919	1,377,296
Mastercard, Inc., Class A	28,032	9,199,542
Paychex, Inc.	18,625	2,203,524
Robert Half International, Inc.	12,788	977,770
Verisk Analytics, Inc.	9,650	1,764,310
Visa, Inc., Class A (a)	52,578	10,892,058
Western Union Co. (The)	47,329	639,415
WW Grainger, Inc.	3,362	1,964,585
		41,401,634
Industrial Transportation — 1.1%
Allison Transmission Holdings, Inc.	18,831	795,610
Landstar System, Inc.	5,331	832,809
Union Pacific Corp.	21,590	4,256,252
United Parcel Service, Inc., Class B	2,444	410,030
		6,294,701
Investment Banking & Brokerage Services — 3.9%
Berkshire Hathaway, Inc., Class B *	36,638	10,811,507
BlackRock, Inc.	5,133	3,315,456
Broadridge Financial Solutions, Inc.	10,204	1,531,212
Intercontinental Exchange, Inc.	17,731	1,694,552
MarketAxess Holdings, Inc.	2,207	538,596
Nasdaq, Inc.	28,716	1,787,284
SEI Investments Co.	18,085	982,015
T. Rowe Price Group, Inc.	12,285	1,304,176
Virtu Financial, Inc., Class A	28,444	636,577
		22,601,375
Leisure Goods — 0.8%
Activision Blizzard, Inc.	36,136	2,630,701
Electronic Arts, Inc. (a)	16,234	2,044,835
		4,675,536
Life Insurance — 0.7%
Aflac, Inc.	37,052	2,412,455
Globe Life, Inc.	12,286	1,419,279
		3,831,734
INVESTMENTS	SHARES	VALUE ($)

Media — 1.0%
Interpublic Group of Cos., Inc. (The)	50,945	1,517,652
Omnicom Group, Inc.	22,571	1,642,040
Sirius XM Holdings, Inc. (a)	209,010	1,262,420
World Wrestling Entertainment, Inc., Class A	17,528	1,382,784
		5,804,896
Medical Equipment & Services — 1.7%
Abbott Laboratories	29,401	2,908,935
Bio-Techne Corp.	3,976	1,177,930
Edwards Lifesciences Corp. *	29,243	2,118,071
Hologic, Inc. *	19,365	1,312,947
IDEXX Laboratories, Inc. *	4,737	1,703,804
QuidelOrtho Corp. *	6,787	609,608
ResMed, Inc.	67	14,987
		9,846,282
Non-life Insurance — 4.4%
Allstate Corp. (The)	16,914	2,135,393
Aon plc, Class A	10,092	2,840,797
Arch Capital Group Ltd. *	29,829	1,715,168
Arthur J Gallagher & Co.	12,252	2,292,104
Brown & Brown, Inc.	24,947	1,466,634
Chubb Ltd.	12,362	2,656,470
Erie Indemnity Co., Class A	4,840	1,243,928
Fidelity National Financial, Inc.	22,712	894,399
Hanover Insurance Group, Inc. (The)	2,726	399,332
Marsh & McLennan Cos., Inc.	21,517	3,474,780
Progressive Corp. (The)	20,998	2,696,143
Travelers Cos., Inc. (The) (a)	11,779	2,172,754
WR Berkley Corp.	22,752	1,692,294
		25,680,196
Non-Renewable Energy — 5.5%
Antero Midstream Corp.	71,003	756,182
APA Corp.	33,453	1,520,773
Chevron Corp.	42,576	7,701,998
Coterra Energy, Inc.	57,690	1,795,890
Devon Energy Corp.	29,000	2,243,150
EOG Resources, Inc.	24,250	3,310,610
Exxon Mobil Corp.	92,089	10,204,382
PDC Energy, Inc.	16,650	1,201,131
Targa Resources Corp.	21,787	1,489,577
Texas Pacific Land Corp.	610	1,405,361
		31,629,054
SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Personal Care, Drug & Grocery Stores — 3.2%
Albertsons Cos., Inc., Class A	12,474	255,842
Church & Dwight Co., Inc.	11,443	848,269
Clorox Co. (The)	9,291	1,356,858
Colgate-Palmolive Co.	38,140	2,816,258
Kimberly-Clark Corp.	6,223	774,514
McKesson Corp.	7,262	2,827,605
Procter & Gamble Co. (The)	73,586	9,909,827
		18,789,173
Personal Goods — 1.0%
Deckers Outdoor Corp. *	443	155,019
Estee Lauder Cos., Inc. (The), Class A	11,121	2,229,649
NIKE, Inc., Class B	19,182	1,777,788
Tapestry, Inc.	40,377	1,279,144
Under Armour, Inc., Class A * (a)	74,574	555,576
		5,997,176
Pharmaceuticals, Biotechnology & Marijuana Producers — 12.1%
AbbVie, Inc.	58,663	8,588,263
Amgen, Inc.	19,515	5,275,880
Biogen, Inc. *	5,798	1,643,385
Bristol-Myers Squibb Co.	44,125	3,418,364
Eli Lilly & Co.	24,835	8,992,505
Gilead Sciences, Inc.	46,511	3,649,253
Johnson & Johnson	62,014	10,788,576
Merck & Co., Inc.	83,202	8,420,042
Moderna, Inc. *	15,951	2,397,914
Pfizer, Inc.	172,955	8,051,055
Regeneron Pharmaceuticals, Inc. *	3,732	2,794,335
Vertex Pharmaceuticals, Inc. *	11,332	3,535,584
Zoetis, Inc.	18,792	2,833,458
		70,388,614
Precious Metals & Mining — 0.3%
Newmont Corp.	26,550	1,123,596
SSR Mining, Inc. (Canada)	28,129	388,180
		1,511,776
Real Estate Investment & Services — 0.3%
CBRE Group, Inc., Class A *	23,951	1,699,084
Real Estate Investment Trusts — 2.8%
American Tower Corp.	11,685	2,421,015
Camden Property Trust	5,983	691,336
Crown Castle, Inc.	9,273	1,235,720
Equity LifeStyle Properties, Inc.	16,270	1,040,629
Equity Residential	10,401	655,471
INVESTMENTS	SHARES	VALUE ($)

Real Estate Investment Trusts — continued
Extra Space Storage, Inc.	9,499	1,685,502
Gaming and Leisure Properties, Inc.	11,541	578,435
Lamar Advertising Co., Class A	14,355	1,323,962
Life Storage, Inc.	6,878	760,776
Public Storage	7,566	2,343,568
Rayonier, Inc.	18,837	634,807
Simon Property Group, Inc.	14,561	1,586,858
Weyerhaeuser Co.	37,827	1,169,989
		16,128,068
Retailers — 5.8%
AutoZone, Inc. *	1,094	2,770,971
Costco Wholesale Corp.	14,805	7,424,707
Dollar General Corp.	10,192	2,599,470
Home Depot, Inc. (The)	30,938	9,161,670
Lowe's Cos., Inc.	733	142,898
O'Reilly Automotive, Inc. *	3,412	2,856,424
Target Corp.	16,717	2,745,767
Tractor Supply Co.	7,363	1,618,166
Ulta Beauty, Inc. *	4,172	1,749,612
Victoria's Secret & Co. * (a)	30,106	1,131,986
Williams-Sonoma, Inc. (a)	9,807	1,214,401
		33,416,072
Software & Computer Services — 14.6%
Adobe, Inc. *	16,578	5,280,093
Akamai Technologies, Inc. * (a)	17,442	1,540,652
Alphabet, Inc., Class A *	106,711	10,085,257
Amdocs Ltd.	14,887	1,284,897
Aspen Technology, Inc. *	4,052	978,355
Autodesk, Inc. *	11,942	2,559,171
Cadence Design Systems, Inc. *	14,545	2,201,968
Cognizant Technology Solutions Corp., Class A	33,501	2,085,437
Crowdstrike Holdings, Inc., Class A *	10,014	1,614,257
Dell Technologies, Inc., Class C (a)	21,911	841,382
DocuSign, Inc. *	26,675	1,288,402
Dolby Laboratories, Inc., Class A	17,488	1,168,898
Dropbox, Inc., Class A *	62,747	1,364,747
Dynatrace, Inc. *	36,871	1,299,334
F5, Inc. *	4,776	682,538
Fortinet, Inc. *	41,887	2,394,261
Gartner, Inc. *	6,156	1,858,619
International Business Machines Corp.	29,082	4,021,750
Intuit, Inc.	10,194	4,357,935
Manhattan Associates, Inc. *	10,164	1,236,654
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	207

JPMorgan U.S. Quality Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Software & Computer Services — continued
Meta Platforms, Inc., Class A *	71,797	6,688,608
Microsoft Corp.	44,943	10,432,619
NortonLifeLock, Inc.	65,955	1,485,966
Palo Alto Networks, Inc. *	14,718	2,525,462
Paycom Software, Inc. *	4,780	1,653,880
Pinterest, Inc., Class A *	36,956	909,118
Roper Technologies, Inc.	4,342	1,799,933
ServiceNow, Inc. *	8,316	3,498,874
SS&C Technologies Holdings, Inc.	14,764	759,165
Synopsys, Inc. *	7,786	2,277,794
Teradata Corp. *	38,755	1,224,270
VeriSign, Inc. *	8,988	1,801,734
VMware, Inc., Class A	15,020	1,690,201
		84,892,231
Technology Hardware & Equipment — 9.9%
Amphenol Corp., Class A	14,038	1,064,502
Analog Devices, Inc.	22,511	3,210,519
Apple, Inc.	73,862	11,325,999
Applied Materials, Inc.	37,182	3,282,799
Broadcom, Inc.	13,539	6,364,955
Corning, Inc. (a)	24,774	796,980
GLOBALFOUNDRIES, Inc. * (a)	21,632	1,226,534
IPG Photonics Corp. *	6,352	544,112
KLA Corp.	7,443	2,355,337
Lattice Semiconductor Corp. *	14,505	703,638
Microchip Technology, Inc.	33,028	2,039,149
Micron Technology, Inc.	38,795	2,098,809
NetApp, Inc.	14,051	973,313
NVIDIA Corp.	52,837	7,131,410
Pure Storage, Inc., Class A *	38,102	1,175,828
Qorvo, Inc. *	10,603	912,706
QUALCOMM, Inc.	40,894	4,811,588
Skyworks Solutions, Inc.	9,334	802,817
Teradyne, Inc.	18,258	1,485,288
Texas Instruments, Inc.	33,316	5,351,549
		57,657,832
Telecommunications Equipment — 1.6%
Cisco Systems, Inc.	129,984	5,905,173
Lumentum Holdings, Inc. *	15,986	1,190,158
Motorola Solutions, Inc.	4,242	1,059,270
Ubiquiti, Inc. (a)	3,432	1,190,046
		9,344,647
INVESTMENTS	SHARES	VALUE ($)

Telecommunications Service Providers — 0.8%
Charter Communications, Inc., Class A *	1,692	622,013
Verizon Communications, Inc.	112,001	4,185,477
		4,807,490
Tobacco — 1.5%
Altria Group, Inc.	76,817	3,554,322
Philip Morris International, Inc.	56,329	5,173,819
		8,728,141
Travel & Leisure — 4.8%
Airbnb, Inc., Class A * (a)	9,230	986,779
Booking Holdings, Inc. *	1,759	3,288,415
Boyd Gaming Corp.	12,963	748,743
Choice Hotels International, Inc.	11,127	1,444,730
Copa Holdings SA, Class A (Panama) *	12,033	905,243
Domino's Pizza, Inc.	3,717	1,234,936
Expedia Group, Inc. *	15,525	1,451,122
Live Nation Entertainment, Inc. *	17,170	1,366,904
Madison Square Garden Sports Corp.	1,961	307,112
Marriott International, Inc., Class A	15,215	2,436,074
McDonald's Corp.	25,552	6,967,008
Starbucks Corp.	46,612	4,036,133
Wyndham Hotels & Resorts, Inc.	9,273	704,099
Yum! Brands, Inc.	18,048	2,134,176
		28,011,474
Waste & Disposal Services — 1.0%
Clean Harbors, Inc. *	8,328	1,019,847
Republic Services, Inc.	13,879	1,840,633
Waste Management, Inc.	18,567	2,940,456
		5,800,936
Total Common Stocks (Cost $594,885,184)		578,362,907
Short-Term Investments — 3.6%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)(Cost $785,535)	785,535	785,535
Investment of Cash Collateral from Securities Loaned — 3.5%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 3.23% (b) (c)	16,497,925	16,497,925
SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)	3,688,865	3,688,865
Total Investment of Cash Collateral from Securities Loaned (Cost $20,186,590)		20,186,790
Total Short-Term Investments (Cost $20,972,125)		20,972,325
Total Investments — 103.4% (Cost $615,857,309)		599,335,232
Liabilities in Excess of Other Assets — (3.4)%		(19,607,125)
NET ASSETS — 100.0%		579,728,107

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $19,486,422.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	5	12/16/2022	USD	970,750	55,014

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	209

JPMorgan U.S. Value Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.8%
Aerospace & Defense — 1.7%
General Dynamics Corp.	7,247	1,810,301
Huntington Ingalls Industries, Inc.	3,351	861,442
L3Harris Technologies, Inc.	7,121	1,755,113
Raytheon Technologies Corp.	23,625	2,240,122
Textron, Inc.	12,371	846,671
		7,513,649
Automobiles & Parts — 2.2%
BorgWarner, Inc.	28,921	1,085,405
Ford Motor Co.	145,600	1,946,672
General Motors Co.	47,559	1,866,691
Gentex Corp.	35,954	952,422
Genuine Parts Co.	8,776	1,560,899
Lear Corp.	7,658	1,062,241
LKQ Corp.	22,513	1,252,623
		9,726,953
Banks — 4.6%
Bank OZK	10,954	470,803
BOK Financial Corp.	6,847	754,471
Citigroup, Inc.	60,633	2,780,629
Citizens Financial Group, Inc.	32,551	1,331,336
Comerica, Inc.	14,015	988,058
Fifth Third Bancorp	39,564	1,412,039
First Hawaiian, Inc.	25,212	644,923
First Horizon Corp.	25,497	624,931
FNB Corp.	84,897	1,226,762
KeyCorp	67,826	1,212,051
New York Community Bancorp, Inc. (a)	100,264	933,458
PacWest Bancorp	33,149	824,084
Popular, Inc. (Puerto Rico)	13,133	928,766
Prosperity Bancshares, Inc.	5,220	373,595
Regions Financial Corp.	62,779	1,377,999
Synovus Financial Corp.	22,700	904,595
Truist Financial Corp.	40,542	1,815,876
Umpqua Holdings Corp.	33,958	675,085
US Bancorp	9,283	394,063
Zions Bancorp NA	14,381	746,949
		20,420,473
Beverages — 0.4%
Keurig Dr Pepper, Inc.	19,152	743,864
Molson Coors Beverage Co., Class B	21,310	1,074,663
		1,818,527
INVESTMENTS	SHARES	VALUE ($)

Chemicals — 0.8%
Chemours Co. (The)	20,682	592,126
Dow, Inc.	22,584	1,055,576
Huntsman Corp.	26,812	717,489
LyondellBasell Industries NV, Class A	15,081	1,152,942
		3,518,133
Construction & Materials — 0.9%
Acuity Brands, Inc.	3,690	677,373
Louisiana-Pacific Corp.	18,529	1,049,668
MDU Resources Group, Inc.	17,697	504,011
Mohawk Industries, Inc. *	6,677	632,646
Owens Corning	13,025	1,115,070
		3,978,768
Consumer Services — 0.9%
AMERCO	716	411,836
eBay, Inc.	32,515	1,295,398
Grand Canyon Education, Inc. *	2,583	259,927
H&R Block, Inc.	21,024	865,138
Service Corp. International	16,561	1,003,762
		3,836,061
Electricity — 2.2%
Avangrid, Inc.	11,080	450,734
Consolidated Edison, Inc.	14,825	1,304,007
Evergy, Inc.	12,095	739,367
Exelon Corp.	13,069	504,333
FirstEnergy Corp.	22,528	849,531
Hawaiian Electric Industries, Inc.	17,506	665,928
NRG Energy, Inc.	26,071	1,157,552
OGE Energy Corp.	15,477	566,922
Pinnacle West Capital Corp.	14,193	953,912
PPL Corp.	47,346	1,254,196
Southern Co. (The)	21,693	1,420,458
		9,866,940
Electronic & Electrical Equipment — 1.8%
Crane Holdings Co.	10,706	1,074,240
Emerson Electric Co.	20,343	1,761,704
Hubbell, Inc.	5,423	1,287,854
Johnson Controls International plc	27,877	1,612,406
MKS Instruments, Inc.	5,676	466,283
nVent Electric plc	29,749	1,085,838
Pentair plc	18,463	792,986
		8,081,311
SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Finance & Credit Services — 0.6%
Ally Financial, Inc.	33,633	926,925
MGIC Investment Corp.	51,790	706,934
OneMain Holdings, Inc.	26,997	1,041,004
		2,674,863
Food Producers — 3.1%
Archer-Daniels-Midland Co.	22,480	2,180,111
Bunge Ltd.	3,116	307,549
Campbell Soup Co.	22,591	1,195,290
Conagra Brands, Inc.	36,622	1,344,027
Flowers Foods, Inc.	21,319	612,069
General Mills, Inc.	24,468	1,996,100
Ingredion, Inc.	6,361	566,892
J M Smucker Co. (The)	8,694	1,309,838
Kellogg Co.	11,851	910,394
Kraft Heinz Co. (The)	39,454	1,517,795
Post Holdings, Inc. *	8,250	745,965
Tyson Foods, Inc., Class A	18,298	1,250,668
		13,936,698
Gas, Water & Multi-utilities — 0.9%
Duke Energy Corp.	25,200	2,348,136
National Fuel Gas Co.	8,873	598,839
UGI Corp.	26,256	927,624
		3,874,599
General Industrials — 2.8%
3M Co.	15,369	1,933,267
Amcor plc	66,605	771,286
Berry Global Group, Inc. *	10,520	497,806
Dover Corp.	8,746	1,143,015
DuPont de Nemours, Inc.	27,416	1,568,195
Eaton Corp. plc	13,846	2,077,869
Packaging Corp. of America	8,485	1,019,982
Parker-Hannifin Corp.	5,934	1,724,539
Silgan Holdings, Inc.	17,884	846,986
Westrock Co.	27,720	944,143
		12,527,088
Health Care Providers — 5.1%
Centene Corp. *	18,423	1,568,350
Cigna Corp.	9,643	3,115,268
Elevance Health, Inc.	7,171	3,920,888
Encompass Health Corp.	7,596	413,526
Enhabit, Inc. *	11,770	146,183
Humana, Inc.	4,176	2,330,542
INVESTMENTS	SHARES	VALUE ($)

Health Care Providers — continued
Premier, Inc., Class A	20,801	725,539
UnitedHealth Group, Inc.	17,234	9,567,455
Universal Health Services, Inc., Class B	7,085	820,939
		22,608,690
Household Goods & Home Construction — 1.7%
DR Horton, Inc.	16,849	1,295,351
Leggett & Platt, Inc.	26,253	886,039
Lennar Corp., Class A	17,053	1,376,177
Newell Brands, Inc.	56,340	778,056
PulteGroup, Inc.	27,366	1,094,366
Toll Brothers, Inc.	22,829	983,473
Whirlpool Corp.	6,976	964,362
		7,377,824
Industrial Engineering — 1.8%
AGCO Corp.	8,028	996,837
Brunswick Corp.	7,918	559,565
Caterpillar, Inc.	14,631	3,167,026
Cummins, Inc.	6,547	1,600,807
Snap-on, Inc.	5,297	1,176,199
Stanley Black & Decker, Inc.	8,313	652,487
		8,152,921
Industrial Materials — 0.2%
International Paper Co.	28,667	963,498
Industrial Metals & Mining — 0.9%
Nucor Corp.	12,639	1,660,512
Reliance Steel & Aluminum Co.	6,213	1,251,795
Timken Co. (The)	4,761	339,412
United States Steel Corp.	27,767	565,336
		3,817,055
Industrial Support Services — 1.6%
ADT, Inc.	65,071	550,501
Capital One Financial Corp.	16,967	1,798,841
ManpowerGroup, Inc.	13,285	1,040,747
MSC Industrial Direct Co., Inc., Class A	10,461	868,054
Robert Half International, Inc.	5,930	453,408
Synchrony Financial	38,689	1,375,781
Western Union Co. (The)	68,854	930,217
		7,017,549
Industrial Transportation — 2.5%
Allison Transmission Holdings, Inc.	25,948	1,096,303
FedEx Corp.	7,290	1,168,441
Knight-Swift Transportation Holdings, Inc.	21,371	1,026,449
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	211

JPMorgan U.S. Value Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Industrial Transportation — continued
Norfolk Southern Corp.	7,834	1,786,701
Oshkosh Corp.	9,202	809,776
PACCAR, Inc.	15,141	1,466,103
Ryder System, Inc.	13,213	1,063,779
Schneider National, Inc., Class B	20,138	447,869
Union Pacific Corp.	12,329	2,430,539
		11,295,960
Investment Banking & Brokerage Services — 1.3%
Bank of New York Mellon Corp. (The)	37,136	1,563,797
Franklin Resources, Inc.	40,218	943,112
Invesco Ltd.	62,862	963,046
Jefferies Financial Group, Inc.	33,091	1,138,661
State Street Corp.	18,501	1,369,074
		5,977,690
Leisure Goods — 1.5%
Activision Blizzard, Inc.	28,305	2,060,604
Garmin Ltd.	10,412	916,672
Harley-Davidson, Inc.	25,972	1,116,796
Hasbro, Inc.	13,303	868,021
Polaris, Inc.	4,720	479,552
Thor Industries, Inc.	12,467	1,015,687
		6,457,332
Life Insurance — 1.8%
Lincoln National Corp.	21,783	1,173,450
MetLife, Inc.	28,476	2,084,728
Principal Financial Group, Inc.	17,471	1,539,719
Prudential Financial, Inc.	17,689	1,860,706
Unum Group	28,296	1,290,015
		7,948,618
Media — 1.5%
Fox Corp., Class A	31,045	896,269
Interpublic Group of Cos., Inc. (The)	41,586	1,238,847
Liberty Media Corp.-Liberty SiriusXM, Class C *	13,776	581,209
News Corp., Class A	53,827	908,062
Nexstar Media Group, Inc., Class A	5,550	950,715
Omnicom Group, Inc.	18,041	1,312,483
Paramount Global, Class B	45,318	830,226
		6,717,811
Medical Equipment & Services — 2.2%
Baxter International, Inc.	8,394	456,214
Becton Dickinson and Co.	7,892	1,862,275
Laboratory Corp. of America Holdings	3,578	793,815
INVESTMENTS	SHARES	VALUE ($)

Medical Equipment & Services — continued
Medtronic plc	35,619	3,110,964
PerkinElmer, Inc.	5,720	764,078
Quest Diagnostics, Inc.	9,631	1,383,493
QuidelOrtho Corp. *	6,599	592,722
Zimmer Biomet Holdings, Inc.	7,041	798,097
		9,761,658
Mortgage Real Estate Investment Trusts — 0.7%
AGNC Investment Corp.	72,868	598,975
Annaly Capital Management, Inc.	43,876	813,900
Rithm Capital Corp.	104,384	879,957
Starwood Property Trust, Inc.	38,622	797,930
		3,090,762
Non-life Insurance — 1.8%
American International Group, Inc.	29,868	1,702,476
Assured Guaranty Ltd.	16,672	986,816
Axis Capital Holdings Ltd.	9,781	534,727
Everest Re Group Ltd.	2,531	816,652
Fidelity National Financial, Inc.	16,754	659,773
First American Financial Corp.	18,587	936,785
Hartford Financial Services Group, Inc. (The)	9,445	683,912
Old Republic International Corp.	44,824	1,040,365
Reinsurance Group of America, Inc.	5,352	787,654
		8,149,160
Non-Renewable Energy — 5.5%
Antero Midstream Corp.	94,221	1,003,454
Chevron Corp.	24,582	4,446,884
ConocoPhillips	3,977	501,460
Diamondback Energy, Inc.	8,245	1,295,372
DT Midstream, Inc.	6,638	396,288
Exxon Mobil Corp.	90,333	10,009,800
Kinder Morgan, Inc.	92,741	1,680,467
Marathon Oil Corp.	14,382	437,932
Marathon Petroleum Corp.	7,594	862,830
ONEOK, Inc.	16,398	972,729
Phillips 66	19,606	2,044,710
Valero Energy Corp.	6,901	866,420
		24,518,346
Personal Care, Drug & Grocery Stores — 1.6%
Albertsons Cos., Inc., Class A	25,085	514,493
CVS Health Corp.	37,808	3,580,418
SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Personal Care, Drug & Grocery Stores — continued
Kroger Co. (The)	27,801	1,314,709
Walgreens Boots Alliance, Inc.	41,261	1,506,027
		6,915,647
Personal Goods — 1.3%
Capri Holdings Ltd. *	12,661	578,354
Carter's, Inc.	10,916	740,869
Columbia Sportswear Co.	6,930	516,285
Hanesbrands, Inc.	91,430	623,553
PVH Corp.	17,599	903,181
Ralph Lauren Corp.	10,155	941,267
Tapestry, Inc.	30,977	981,351
VF Corp.	17,763	501,805
		5,786,665
Pharmaceuticals, Biotechnology & Marijuana Producers — 7.1%
Amgen, Inc.	12,071	3,263,395
Biogen, Inc. *	3,324	942,155
Bristol-Myers Squibb Co.	36,059	2,793,491
Gilead Sciences, Inc.	34,254	2,687,569
Johnson & Johnson	46,950	8,167,891
Merck & Co., Inc.	60,037	6,075,744
Perrigo Co. plc	5,990	241,277
Pfizer, Inc.	136,294	6,344,486
United Therapeutics Corp. *	4,201	968,456
		31,484,464
Real Estate Investment & Services — 0.2%
Jones Lang LaSalle, Inc. *	4,136	657,996
Real Estate Investment Trusts — 3.0%
Brixmor Property Group, Inc.	27,765	591,672
Cousins Properties, Inc.	9,167	217,808
EPR Properties	16,832	649,715
Equity Residential	12,708	800,858
Gaming and Leisure Properties, Inc.	12,845	643,792
Highwoods Properties, Inc.	16,934	478,047
Iron Mountain, Inc.	1,302	65,191
Kilroy Realty Corp.	9,296	397,311
Kimco Realty Corp.	55,779	1,192,555
Medical Properties Trust, Inc.	50,032	572,866
National Retail Properties, Inc.	14,433	606,619
Omega Healthcare Investors, Inc.	29,021	922,287
Regency Centers Corp.	10,562	639,107
Simon Property Group, Inc.	11,481	1,251,199
SL Green Realty Corp.	21,242	842,883
Ventas, Inc.	14,755	577,363
INVESTMENTS	SHARES	VALUE ($)

Real Estate Investment Trusts — continued
VICI Properties, Inc.	29,633	948,849
Vornado Realty Trust	11,697	275,932
Welltower, Inc.	14,516	886,057
Weyerhaeuser Co.	7,497	231,882
WP Carey, Inc.	8,985	685,556
		13,477,549
Retailers — 4.1%
Advance Auto Parts, Inc.	5,500	1,044,560
AutoNation, Inc. *	8,007	851,224
Bath & Body Works, Inc.	16,013	534,514
Best Buy Co., Inc.	13,921	952,336
Dick's Sporting Goods, Inc.	9,534	1,084,588
Gap, Inc. (The)	69,902	787,795
Kohl's Corp.	21,319	638,504
Lithia Motors, Inc., Class A	3,905	773,776
Macy's, Inc.	58,593	1,221,664
Nordstrom, Inc.	27,153	552,292
Penske Automotive Group, Inc.	8,256	921,535
Target Corp.	12,674	2,081,704
Victoria's Secret & Co. *	23,900	898,640
Walmart, Inc.	35,184	5,007,739
Williams-Sonoma, Inc.	7,520	931,202
		18,282,073
Software & Computer Services — 11.4%
Akamai Technologies, Inc. *	9,608	848,675
Alphabet, Inc., Class A *	72,170	6,820,787
Amdocs Ltd.	13,271	1,145,420
Black Knight, Inc. *	8,518	515,083
CACI International, Inc., Class A *	3,655	1,111,230
Cognizant Technology Solutions Corp., Class A	25,150	1,565,587
Dell Technologies, Inc., Class C	16,815	645,696
Dolby Laboratories, Inc., Class A	13,408	896,191
Dun & Bradstreet Holdings, Inc.	36,700	471,595
DXC Technology Co. *	28,693	824,924
F5, Inc. *	4,520	645,953
Hewlett Packard Enterprise Co.	96,286	1,374,001
International Business Machines Corp.	26,484	3,662,472
Intuit, Inc.	6,824	2,917,260
KBR, Inc.	12,031	598,783
Leidos Holdings, Inc.	12,301	1,249,658
Meta Platforms, Inc., Class A *	48,598	4,527,390
Microsoft Corp.	32,982	7,656,112
NCR Corp. *	20,724	440,592
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	213

JPMorgan U.S. Value Factor ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued
Software & Computer Services — continued
NortonLifeLock, Inc.	38,432	865,873
Oracle Corp.	45,017	3,514,477
PTC, Inc. *	6,631	781,331
Roper Technologies, Inc.	3,466	1,436,796
Salesforce, Inc. *	19,456	3,163,351
Science Applications International Corp.	11,029	1,194,882
SS&C Technologies Holdings, Inc.	19,884	1,022,435
Teradata Corp. *	19,640	620,428
		50,516,982
Technology Hardware & Equipment — 13.3%
Amphenol Corp., Class A	19,047	1,444,334
Analog Devices, Inc.	17,432	2,486,152
Apple, Inc.	57,189	8,769,361
Applied Materials, Inc.	28,779	2,540,898
Arrow Electronics, Inc. *	8,616	872,456
Avnet, Inc.	22,486	903,712
Azenta, Inc.	10,140	450,216
Broadcom, Inc.	10,130	4,762,316
CDW Corp.	7,688	1,328,563
Cirrus Logic, Inc. *	8,250	553,740
Coherent Corp. *	10,864	365,139
Concentrix Corp.	4,464	545,635
Corning, Inc.	43,742	1,407,180
Entegris, Inc.	11,170	886,228
HP, Inc.	51,552	1,423,866
Intel Corp.	117,357	3,336,460
IPG Photonics Corp. *	5,585	478,411
Jabil, Inc.	18,529	1,190,488
KLA Corp.	5,783	1,830,030
Lam Research Corp.	5,018	2,031,186
Marvell Technology, Inc.	29,744	1,180,242
Microchip Technology, Inc.	24,147	1,490,836
Micron Technology, Inc.	39,716	2,148,636
National Instruments Corp.	15,424	588,888
NetApp, Inc.	17,497	1,212,017
ON Semiconductor Corp. *	22,796	1,400,358
Qorvo, Inc. *	8,250	710,160
QUALCOMM, Inc.	31,603	3,718,409
Skyworks Solutions, Inc.	12,449	1,070,739
TD SYNNEX Corp.	10,336	945,848
Teradyne, Inc.	11,370	924,950
Texas Instruments, Inc.	25,743	4,135,098
Universal Display Corp.	5,006	476,671
INVESTMENTS	SHARES	VALUE ($)

Technology Hardware & Equipment — continued
Vertiv Holdings Co.	34,546	494,353
Western Digital Corp. *	23,933	822,577
		58,926,153
Telecommunications Equipment — 1.0%
Cisco Systems, Inc.	86,674	3,937,600
Juniper Networks, Inc.	17,971	549,913
		4,487,513
Telecommunications Service Providers — 1.4%
AT&T, Inc.	172,591	3,146,334
Comcast Corp., Class A	62,407	1,980,798
DISH Network Corp., Class A *	31,399	468,159
Lumen Technologies, Inc.	86,167	634,189
Verizon Communications, Inc.	4,546	169,884
		6,399,364
Tobacco — 0.8%
Altria Group, Inc.	51,149	2,366,664
Philip Morris International, Inc.	10,634	976,733
		3,343,397
Travel & Leisure — 1.6%
Boyd Gaming Corp.	12,270	708,715
Copa Holdings SA, Class A (Panama) *	12,850	966,706
Darden Restaurants, Inc.	9,867	1,412,362
Marriott Vacations Worldwide Corp.	3,931	580,845
MGM Resorts International	23,486	835,397
Penn Entertainment, Inc. *	7,437	246,165
Travel + Leisure Co.	22,081	838,636
Wendy's Co. (The)	47,294	982,769
Wyndham Hotels & Resorts, Inc.	8,511	646,240
		7,217,835
Total Common Stocks (Cost $489,954,879)		443,124,575
Short-Term Investments — 0.3%
Investment Companies — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)(Cost $377,263)	377,263	377,263
Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 3.23% (b) (c)	297,072	297,072
SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)	623,020	623,020
Total Investment of Cash Collateral from Securities Loaned (Cost $919,884)		920,092
Total Short-Term Investments (Cost $1,297,147)		1,297,355
Total Investments — 100.1% (Cost $491,252,026)		444,421,930
Liabilities in Excess of Other Assets — (0.1)%		(338,210)
NET ASSETS — 100.0%		444,083,720

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $904,560.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	3	12/16/2022	USD	582,450	28,231

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	215

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022

	JPMorgan ActiveBuilders Emerging Markets Equity ETF	JPMorgan ActiveBuilders International Equity ETF	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
ASSETS:
Investments in non-affiliates, at value	$902,991,773	$21,937,205	$5,610,132,074	$3,398,746,319
Investments in affiliates, at value	3,448,509	316,955	—	—
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	—	450,591,449	189,738
Cash	175,700	66,141	825,404	10,066
Foreign currency, at value	344,388	28,905	15,221,904	11,574,264
Deposits at broker for futures contracts	—	—	2,138,485	1,031,837
Receivables:
Dividends from non-affiliates	676,387	49,095	16,558,758	663,226
Dividends from affiliates	300	25	—	—
Tax reclaims	30,876	33,145	—	387,864
Securities lending income (See Note 2.C.)	—	7	126,851	—
Variation margin on futures contracts	—	—	171,767	172,446
Total Assets	907,667,933	22,431,478	6,095,766,692	3,412,775,760
LIABILITIES:
Payables:
Investment securities purchased	27,046	—	—	—
Collateral received on securities loaned (See Note 2.C.)	—	—	450,591,449	189,738
Accrued liabilities:
Management fees (See Note 3.A.)	255,031	4,602	901,948	575,118
Deferred foreign capital gains tax	231,730	—	—	—
Total Liabilities	513,807	4,602	451,493,397	764,856
Net Assets	$907,154,126	$22,426,876	$5,644,273,295	$3,412,010,904
NET ASSETS:
Paid-in-Capital	$1,240,516,782	$28,789,940	$5,234,513,892	$4,285,216,920
Total distributable earnings (loss)	(333,362,656)	(6,363,064)	409,759,403	(873,206,016)
Total Net Assets	$907,154,126	$22,426,876	$5,644,273,295	$3,412,010,904
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	29,200,000	600,000	98,498,911	79,798,641
Net asset value, per share	$31.07	$37.38	$57.30	$42.76
Cost of investments in non-affiliates	$1,192,403,952	$26,943,499	$5,041,664,833	$4,002,360,290
Cost of investments in affiliates	3,448,736	316,955	—	—
Cost of foreign currency	344,583	28,657	15,104,916	11,300,866
Investment securities on loan, at value (See Note 2.C.)	—	—	267,554,005	228,806
Cost of investment of cash collateral (See Note 2.C.)	—	—	450,591,449	189,705
SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan BetaBuilders Europe ETF	JPMorgan BetaBuilders International Equity ETF	JPMorgan BetaBuilders Japan ETF	JPMorgan BetaBuilders U.S. Equity ETF
ASSETS:
Investments in non-affiliates, at value	$3,486,805,151	$2,684,196,896	$6,138,585,841	$1,252,579,235
Investments in affiliates, at value	—	12,102,999	—	22,618,256
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	40,427,498	17,862,343	19,895,882	3,739,695
Cash	25,274	282,093	67,298	12,379
Foreign currency, at value	16,638,212	843,592	11,308,906	—
Deposits at broker for futures contracts	3,740,905	1,516,000	3,195,804	440,000
Receivables:
Fund shares sold	582,722	—	—	—
Dividends from non-affiliates	2,304,518	6,790,262	54,701,665	948,700
Dividends from affiliates	—	946	—	693
Tax reclaims	17,683,248	4,735,542	3,442,277	—
Securities lending income (See Note 2.C.)	36,586	13,649	24,173	3,798
Variation margin on futures contracts	153,381	—	929,596	—
Total Assets	3,568,397,495	2,728,344,322	6,232,151,442	1,280,342,756
LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.C.)	40,427,498	17,862,343	19,895,882	3,739,695
Variation margin on futures contracts	—	228,449	—	58,976
Accrued liabilities:
Management fees (See Note 3.A.)	282,238	156,012	1,017,997	20,477
Total Liabilities	40,709,736	18,246,804	20,913,879	3,819,148
Net Assets	$3,527,687,759	$2,710,097,518	$6,211,237,563	$1,276,523,608
NET ASSETS:
Paid-in-Capital	$4,672,737,709	$3,064,491,861	$8,026,697,913	$1,360,384,579
Total distributable earnings (loss)	(1,145,049,950)	(354,394,343)	(1,815,460,350)	(83,860,971)
Total Net Assets	$3,527,687,759	$2,710,097,518	$6,211,237,563	$1,276,523,608
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	80,899,596	60,600,000	148,997,548	18,400,000
Net asset value, per share	$43.61	$44.72	$41.69	$69.38
Cost of investments in non-affiliates	$4,381,041,728	$2,967,992,598	$7,775,017,695	$1,317,788,814
Cost of investments in affiliates	—	12,102,999	—	23,220,310
Cost of foreign currency	16,265,411	834,606	11,425,531	—
Investment securities on loan, at value (See Note 2.C.)	36,958,615	16,847,367	18,722,079	2,190,898
Cost of investment of cash collateral (See Note 2.C.)	40,419,170	17,862,441	19,895,882	3,739,695
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	217

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022 (continued)

	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	JPMorgan BetaBuilders U.S. Small Cap Equity ETF	JPMorgan Carbon Transition U.S. Equity ETF	JPMorgan Climate Change Solutions ETF
ASSETS:
Investments in non-affiliates, at value	$1,381,884,271	$485,826,607	$20,888,783	$19,276,691
Investments in affiliates, at value	7,709,091	8,224,756	31,835	—
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	37,583,866	11,621,701	—	—
Cash	23,558	14,072	—	166,641
Foreign currency, at value	—	—	—	103,320
Deposits at broker for futures contracts	442,000	538,000	13,000	—
Receivables:
Investment securities sold	—	—	—	180
Dividends from non-affiliates	515,527	131,736	17,029	8,095
Dividends from affiliates	603	643	2	—
Tax reclaims	—	—	—	13,523
Securities lending income (See Note 2.C.)	69,630	54,249	—	—
Variation margin on futures contracts	—	7,028	—	—
Total Assets	1,428,228,546	506,418,792	20,950,649	19,568,450
LIABILITIES:
Payables:
Due to custodian	—	—	90	—
Collateral received on securities loaned (See Note 2.C.)	37,583,866	11,621,701	—	—
Variation margin on futures contracts	1,920	—	321	—
Accrued liabilities:
Management fees (See Note 3.A.)	78,414	34,831	2,557	7,764
Total Liabilities	37,664,200	11,656,532	2,968	7,764
Net Assets	$1,390,564,346	$494,762,260	$20,947,681	$19,560,686
NET ASSETS:
Paid-in-Capital	$1,630,072,131	$595,592,815	$22,379,908	$26,388,065
Total distributable earnings (loss)	(239,507,785)	(100,830,555)	(1,432,227)	(6,827,379)
Total Net Assets	$1,390,564,346	$494,762,260	$20,947,681	$19,560,686
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	18,775,000	9,050,000	400,000	550,000
Net asset value, per share	$74.06	$54.67	$52.37	$35.56
Cost of investments in non-affiliates	$1,463,806,734	$543,796,972	$20,936,668	$23,170,856
Cost of investments in affiliates	7,709,091	8,224,756	31,835	—
Cost of foreign currency	—	—	—	103,319
Investment securities on loan, at value (See Note 2.C.)	36,819,568	11,082,834	—	—
Cost of investment of cash collateral (See Note 2.C.)	37,581,419	11,617,499	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return International Equity ETF	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF
ASSETS:
Investments in non-affiliates, at value	$163,499,769	$666,799,101	$506,039,431	$266,632,252
Investments in affiliates, at value	—	569,398	1,020,750	414,054
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	182,157	4,048,549	391,875	—
Restricted Cash	412,534	—	—	—
Cash	1,365,692	—	1,063	1,246
Foreign currency, at value	—	115,596	—	—
Deposits at broker for futures contracts	8,721	181,652	77,300	134,000
Segregated cash balance with Authorized Participant for deposit securities	1,776,419	—	—	—
Receivables:
Due from custodian	42,938	—	—	—
Investment securities sold	106,061	505,796	—	—
Fund shares sold	11,057	—	—	—
Dividends from non-affiliates	188,909	2,751,494	1,016,433	389,836
Dividends from affiliates	—	50	80	32
Tax reclaims	5,401	972,189	—	—
Securities lending income (See Note 2.C.)	70	9,025	430	179
Variation margin on futures contracts	—	2,894	—	1,065
Due from Authorized Participant	1,191,497	—	—	—
Total Assets	168,791,225	675,955,744	508,547,362	267,572,664
LIABILITIES:
Payables:
Due to Authorized Participant	412,534	—	—	—
Due to custodian	—	637,886	—	—
Foreign currency due to custodian, at value	80,793	—	—	—
Investment securities purchased	1,907,520	—	793,348	—
Collateral received on securities loaned (See Note 2.C.)	182,157	4,048,549	391,875	—
Variation margin on futures contracts	452	—	5,662	—
Collateral upon return of deposit securities	1,776,419	—	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	55,635	207,169	74,024	52,134
Deferred foreign capital gains tax	449,489	—	—	—
Total Liabilities	4,864,999	4,893,604	1,264,909	52,134
Net Assets	$163,926,226	$671,062,140	$507,282,453	$267,520,530
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	219

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022 (continued)
	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return International Equity ETF	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF
NET ASSETS:
Paid-in-Capital	$211,647,416	$947,961,624	$506,324,324	$271,219,640
Total distributable earnings (loss)	(47,721,190)	(276,899,484)	958,129	(3,699,110)
Total Net Assets	$163,926,226	$671,062,140	$507,282,453	$267,520,530
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	3,600,000	15,100,000	5,400,000	3,200,000
Net asset value, per share	$45.54	$44.44	$93.94	$83.60
Cost of investments in non-affiliates	$175,358,922	$806,370,835	$470,387,088	$257,200,919
Cost of investments in affiliates	—	569,430	1,020,750	414,054
Cost of foreign currency	—	116,054	—	—
Investment securities on loan, at value (See Note 2.C.)	160,016	3,818,777	380,385	—
Cost of investment of cash collateral (See Note 2.C.)	182,157	4,047,394	391,775	—
SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPMorgan International Growth ETF	JPMorgan U.S. Momentum Factor ETF
ASSETS:
Investments in non-affiliates, at value	$286,494,163	$52,412,025	$228,793,910
Investments in affiliates, at value	325,140	2,455,095	340,337
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	22,245,259	749,113	1,131,417
Cash	3,248	46,842	7,745
Foreign currency, at value	—	1,207	—
Deposits at broker for futures contracts	16,500	—	19,000
Receivables:
Fund shares sold	—	—	1,911,026
Dividends from non-affiliates	135,493	24,657	176,083
Dividends from affiliates	25	192	27
Tax reclaims	—	66,912	—
Securities lending income (See Note 2.C.)	21,399	—	3,488
Variation margin on futures contracts	222	—	—
Total Assets	309,241,449	55,756,043	232,383,033
LIABILITIES:
Payables:
Investment securities purchased	—	—	1,903,954
Collateral received on securities loaned (See Note 2.C.)	22,245,259	749,113	1,131,417
Variation margin on futures contracts	—	—	2,658
Accrued liabilities:
Management fees (See Note 3.A.)	63,193	24,825	21,886
Total Liabilities	22,308,452	773,938	3,059,915
Net Assets	$286,932,997	$54,982,105	$229,323,118
NET ASSETS:
Paid-in-Capital	$311,443,842	$73,264,362	$266,750,790
Total distributable earnings (loss)	(24,510,845)	(18,282,257)	(37,427,672)
Total Net Assets	$286,932,997	$54,982,105	$229,323,118
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	7,200,000	1,150,000	6,000,000
Net asset value, per share	$39.85	$47.81	$38.22
Cost of investments in non-affiliates	$290,344,602	$61,114,176	$241,340,048
Cost of investments in affiliates	325,140	2,455,095	340,337
Cost of foreign currency	—	1,207	—
Investment securities on loan, at value (See Note 2.C.)	21,395,218	704,050	1,103,874
Cost of investment of cash collateral (See Note 2.C.)	22,242,620	749,113	1,131,417
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	221

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022 (continued)

	JPMorgan U.S. Quality Factor ETF	JPMorgan U.S. Value Factor ETF
ASSETS:
Investments in non-affiliates, at value	$578,362,907	$443,124,575
Investments in affiliates, at value	785,535	377,263
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	20,186,790	920,092
Cash	17,917	10,158
Deposits at broker for futures contracts	50,000	20,000
Receivables:
Investment securities sold	3,801,101	—
Fund shares sold	80	—
Dividends from non-affiliates	577,630	600,523
Dividends from affiliates	61	30
Securities lending income (See Note 2.C.)	10,621	51
Total Assets	603,792,642	445,052,692
LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.C.)	20,186,790	920,092
Fund shares redeemed	3,814,001	—
Variation margin on futures contracts	7,006	2,887
Accrued liabilities:
Management fees (See Note 3.A.)	56,738	45,993
Total Liabilities	24,064,535	968,972
Net Assets	$579,728,107	$444,083,720
NET ASSETS:
Paid-in-Capital	$632,132,980	$545,723,402
Total distributable earnings (loss)	(52,404,873)	(101,639,682)
Total Net Assets	$579,728,107	$444,083,720
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	15,200,000	13,500,000
Net asset value, per share	$38.14	$32.90
Cost of investments in non-affiliates	$594,885,184	$489,954,879
Cost of investments in affiliates	785,535	377,263
Investment securities on loan, at value (See Note 2.C.)	19,486,422	904,560
Cost of investment of cash collateral (See Note 2.C.)	20,186,590	919,884
SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. Morgan Exchange-Traded Funds	October 31, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022

	JPMorgan ActiveBuilders Emerging Markets Equity ETF	JPMorgan ActiveBuilders International Equity ETF	JPMorgan BetaBuilders Canada ETF	JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$168	$27,013	$5,403
Interest income from affiliates	60,658	122	931	2,737
Dividend income from non-affiliates	27,888,599	871,094	192,971,017	177,537,619
Dividend income from affiliates	81,456	3,898	—	—
Income from securities lending (net) (See Note 2.C.)	4,321	379	2,045,993	329,402
Foreign taxes withheld (net)	(3,011,928)	(98,191)	(27,021,359)	(1,416,733)
Total investment income	25,023,106	777,470	168,023,595	176,458,428
EXPENSES:
Management fees (See Note 3.A.)	2,427,172	63,496	11,811,284	7,680,737
Interest expense to non-affiliates	—	—	999	7,292
Interest expense to affiliates	4,217	73	1,829	1,300
Other	35,544	—	303,625	270,321
Total expenses	2,466,933	63,569	12,117,737	7,959,650
Net investment income (loss)	22,556,173	713,901	155,905,858	168,498,778
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(62,465,593)(a)	(1,852,341)	(66,786,615)	(137,713,944)
Investments in affiliates	(373)	—	—	—
In-kind redemptions of investments in non-affiliates (See Note 4)	—	—	88,368,918	41,320,716
Futures contracts	—	—	(1,046,309)	(1,782,087)
Foreign currency transactions	(727,250)	(28,604)	(3,984,590)	(3,803,433)
Net realized gain (loss)	(63,193,216)	(1,880,945)	16,551,404	(101,978,748)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(276,742,521)(b)	(5,503,588)	(1,077,058,793)	(907,434,455)
Investments in affiliates	(227)	—	—	33
Futures contracts	—	—	(344,300)	338,478
Foreign currency translations	(5,940)	(3,068)	(465,732)	(413,985)
Change in net unrealized appreciation/depreciation	(276,748,688)	(5,506,656)	(1,077,868,825)	(907,509,929)
Net realized/unrealized gains (losses)	(339,941,904)	(7,387,601)	(1,061,317,421)	(1,009,488,677)
Change in net assets resulting from operations	$(317,385,731)	$(6,673,700)	$(905,411,563)	$(840,989,899)

(a)
Net of foreign capital gains tax of $(4,890).
(b)
Net of change in foreign capital gains tax of $(122,300).
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	223

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)

	JPMorgan BetaBuilders Europe ETF	JPMorgan BetaBuilders International Equity ETF	JPMorgan BetaBuilders Japan ETF	JPMorgan BetaBuilders U.S. Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$47,925	$—	$—	$2,449
Interest income from affiliates	8,350	1,904	96	2
Dividend income from non-affiliates	284,662,750	98,578,610	180,557,400	15,235,482
Dividend income from affiliates	—	100,094	—	395,734
Income from securities lending (net) (See Note 2.C.)	2,164,320	448,518	385,878	42,995
Foreign taxes withheld (net)	(31,402,169)	(8,809,161)	(18,053,827)	—
Total investment income	255,481,176	90,319,965	162,889,547	15,676,662
EXPENSES:
Management fees (See Note 3.A.)	6,656,195	2,134,418	13,462,470	205,372
Interest expense to non-affiliates	55,255	476	11,019	411
Interest expense to affiliates	112,433	5,701	48,157	—
Other	255,369	26,270	288,061	46,909
Total expenses	7,079,252	2,166,865	13,809,707	252,692
Net investment income (loss)	248,401,924	88,153,100	149,079,840	15,423,970
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(156,516,517)	(42,121,253)	(172,460,993)	(16,948,055)
Investments in affiliates	—	—	—	(202,749)
In-kind redemptions of investments in non-affiliates (See Note 4)	(116,270,725)	61,552,036	112,138,563	22,359,482
In-kind redemptions of investments in affiliates (See Note 4)	—	—	—	81,559
Futures contracts	2,729,355	(4,500,683)	(5,282,016)	(803,039)
Foreign currency transactions	(6,001,490)	(1,759,695)	(14,486,441)	—
Net realized gain (loss)	(276,059,377)	13,170,405	(80,090,887)	4,487,198
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,623,647,591)	(891,549,995)	(2,110,899,231)	(201,560,235)
Investments in affiliates	8,328	(98)	—	(2,675,749)
Futures contracts	(663,360)	(746,228)	2,783,985	(186,674)
Foreign currency translations	(1,856,185)	(434,633)	(691,470)	—
Change in net unrealized appreciation/depreciation	(1,626,158,808)	(892,730,954)	(2,108,806,716)	(204,422,658)
Net realized/unrealized gains (losses)	(1,902,218,185)	(879,560,549)	(2,188,897,603)	(199,935,460)
Change in net assets resulting from operations	$(1,653,816,261)	$(791,407,449)	$(2,039,817,763)	$(184,511,490)
SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	JPMorgan BetaBuilders U.S. Small Cap Equity ETF	JPMorgan Carbon Transition U.S. Equity ETF	JPMorgan Climate Change Solutions ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$9,093	$5,423	$80	$1
Interest income from affiliates	45	32	—	209
Dividend income from non-affiliates	19,151,981	5,700,645	344,200	308,849
Dividend income from affiliates	108,633	71,850	285	19
Non-cash dividend income from non-affiliates	—	—	—	43,477
Income from securities lending (net) (See Note 2.C.)	882,619	766,673	—	—
Foreign taxes withheld (net)	—	—	—	(25,290)
Total investment income	20,152,371	6,544,623	344,565	327,265
EXPENSES:
Management fees (See Note 3.A.)	1,028,162	403,474	33,879	91,152
Interest expense to non-affiliates	1,267	731	—	—
Interest expense to affiliates	—	—	—	35
Other	—	—	69	—
Total expenses	1,029,429	404,205	33,948	91,187
Net investment income (loss)	19,122,942	6,140,418	310,617	236,078
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(150,126,407)	(36,518,474)	(1,365,090)	(3,152,463)
Investments in affiliates	—	—	—	(24)
In-kind redemptions of investments in non-affiliates (See Note 4)	152,112,852	23,612,174	1,957,290	—
Futures contracts	(1,640,292)	(1,267,262)	(6,573)	—
Foreign currency transactions	(9)	—	—	(379)
Net realized gain (loss)	346,144	(14,173,562)	585,627	(3,152,866)
Distribution of capital gains received from investment company affiliates	604	—	—	—
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(351,000,265)	(78,910,661)	(4,502,326)	(3,894,165)
Investments in affiliates	2,447	4,202	—	—
Futures contracts	317,400	149,018	789	—
Foreign currency translations	—	—	—	(1,138)
Change in net unrealized appreciation/depreciation	(350,680,418)	(78,757,441)	(4,501,537)	(3,895,303)
Net realized/unrealized gains (losses)	(350,333,670)	(92,931,003)	(3,915,910)	(7,048,169)
Change in net assets resulting from operations	$(331,210,728)	$(86,790,585)	$(3,605,293)	$(6,812,091)

(a)
Commencement of operations was December 13, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	225

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)

	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return International Equity ETF	JPMorgan Diversified Return U.S. Equity ETF	JPMorgan Diversified Return U.S. Mid Cap Equity ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$1,060	$516,165	$519	$706
Interest income from affiliates	404	453	2	—
Dividend income from non-affiliates	8,501,696	31,737,433	13,689,899	5,063,665
Dividend income from affiliates	254	14,936	8,370	4,349
Income from securities lending (net) (See Note 2.C.)	3,790	131,625	14,230	8,520
Foreign taxes withheld (net)	(896,025)	(1,954,164)	—	—
Total investment income	7,611,179	30,446,448	13,713,020	5,077,240
EXPENSES:
Management fees (See Note 3.A.)	722,512	2,840,842	1,045,759	590,788
Interest expense to non-affiliates	—	488	206	—
Interest expense to affiliates	2	603	—	—
Other	6,686	22,177	9,052	8,271
Total expenses	729,200	2,864,110	1,055,017	599,059
Net investment income (loss)	6,881,979	27,582,338	12,658,003	4,478,181
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,093,571)(a)	(27,132,526)	(3,898,598)	(898,890)
Investments in affiliates	—	(1,334)	—	—
In-kind redemptions of investments in non-affiliates (See Note 4)	644,094	1,329,604	94,669,238	21,537,344
Futures contracts	(87,698)	(1,638,676)	(95,441)	(65,144)
Foreign currency transactions	40,355	(816,462)	—	—
Net realized gain (loss)	(2,496,820)	(28,259,394)	90,675,199	20,573,310
Distribution of capital gains received from investment company affiliates	—	42	—	—
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(31,021,174)(b)	(198,811,980)	(128,749,913)	(45,504,507)
Investments in affiliates	—	1,123	100	20
Futures contracts	4,805	30,358	(3,974)	36,921
Foreign currency translations	(47,210)	(125,756)	(1)	—
Change in net unrealized appreciation/depreciation	(31,063,579)	(198,906,255)	(128,753,788)	(45,467,566)
Net realized/unrealized gains (losses)	(33,560,399)	(227,165,607)	(38,078,589)	(24,894,256)
Change in net assets resulting from operations	$(26,678,420)	$(199,583,269)	$(25,420,586)	$(20,416,075)

(a)
Net of foreign capital gains tax of $(180,148).
(b)
Net of change in foreign capital gains tax of $385,507.
SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPMorgan International Growth ETF	JPMorgan U.S. Momentum Factor ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$552	$238	$231
Interest income from affiliates	2	21	—
Dividend income from non-affiliates	3,682,416	837,258	3,090,293
Dividend income from affiliates	6,683	11,767	3,767
Income from securities lending (net) (See Note 2.C.)	176,868	42	48,771
Foreign taxes withheld (net)	—	(71,527)	—
Total investment income	3,866,521	777,799	3,143,062
EXPENSES:
Management fees (See Note 3.A.)	606,846	326,344	283,720
Interest expense to affiliates	—	117	—
Other	7,464	2,468	7,584
Total expenses	614,310	328,929	291,304
Net investment income (loss)	3,252,211	448,870	2,851,758
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(10,113,699)	(9,916,696)	(20,554,497)
In-kind redemptions of investments in non-affiliates (See Note 4)	15,327,118	904,212	26,744,128
Futures contracts	(252,581)	—	27,810
Foreign currency transactions	—	(9,929)	—
Net realized gain (loss)	4,960,838	(9,022,413)	6,217,441
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(31,229,191)	(19,652,010)	(61,409,052)
Investments in affiliates	2,639	—	—
Futures contracts	6,465	—	18,123
Foreign currency translations	—	(7,282)	—
Change in net unrealized appreciation/depreciation	(31,220,087)	(19,659,292)	(61,390,929)
Net realized/unrealized gains (losses)	(26,259,249)	(28,681,705)	(55,173,488)
Change in net assets resulting from operations	$(23,007,038)	$(28,232,835)	$(52,321,730)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	227

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)

	JPMorgan U.S. Quality Factor ETF	JPMorgan U.S. Value Factor ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$517	$729
Interest income from affiliates	1	—
Dividend income from non-affiliates	7,923,631	12,268,833
Dividend income from affiliates	9,184	11,844
Income from securities lending (net) (See Note 2.C.)	73,071	8,551
Total investment income	8,006,404	12,289,957
EXPENSES:
Management fees (See Note 3.A.)	545,487	614,120
Other	10,244	6,184
Total expenses	555,731	620,304
Net investment income (loss)	7,450,673	11,669,653
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(28,501,135)	(33,885,570)
In-kind redemptions of investments in non-affiliates (See Note 4)	50,386,054	21,908,154
Futures contracts	(225,047)	(340,912)
Net realized gain (loss)	21,659,872	(12,318,328)
Distribution of capital gains received from investment company affiliates	—	74
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(80,852,731)	(55,813,717)
Investments in affiliates	200	208
Futures contracts	39,537	(4,290)
Change in net unrealized appreciation/depreciation	(80,812,994)	(55,817,799)
Net realized/unrealized gains (losses)	(59,153,122)	(68,136,053)
Change in net assets resulting from operations	$(51,702,449)	$(56,466,400)
SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. Morgan Exchange-Traded Funds	October 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan ActiveBuilders Emerging Markets Equity ETF		JPMorgan ActiveBuilders International Equity ETF
	Year Ended October 31, 2022	Period Ended October 31, 2021 (a)	Year Ended October 31, 2022	Period Ended October 31, 2021 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,556,173	$2,679,156	$713,901	$203,012
Net realized gain (loss)	(63,193,216)	(593,949)	(1,880,945)	(69,347)
Change in net unrealized appreciation/depreciation	(276,748,688)	(12,896,276)	(5,506,656)	496,351
Change in net assets resulting from operations	(317,385,731)	(10,811,069)	(6,673,700)	630,016
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(5,165,856)	—	(319,380)	—
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	903,841,753	336,675,029	—	28,789,940
NET ASSETS:
Change in net assets	581,290,166	325,863,960	(6,993,080)	29,419,956
Beginning of period	325,863,960	—	29,419,956	—
End of period	$907,154,126	$325,863,960	$22,426,876	$29,419,956
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$903,841,753	$336,675,029	$—	$28,789,940
Total change in net assets resulting from capital transactions	$903,841,753	$336,675,029	$—	$28,789,940
SHARE TRANSACTIONS:
Issued	22,400,000	6,800,000	—	600,000
Net increase (decrease) in shares from share transactions	22,400,000	6,800,000	—	600,000

(a)
Commencement of operations was March 10, 2021.
(b)
Commencement of operations was July 7, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	229

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan BetaBuilders Canada ETF		JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$155,905,858	$116,418,038	$168,498,778	$145,165,781
Net realized gain (loss)	16,551,404	55,416,108	(101,978,748)	(6,954,174)
Change in net unrealized appreciation/depreciation	(1,077,868,825)	1,736,255,618	(907,509,929)	397,969,872
Change in net assets resulting from operations	(905,411,563)	1,908,089,764	(840,989,899)	536,181,479
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(152,620,697)	(113,624,161)	(267,459,428)	(130,441,819)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	631,036,936	636,591,756	407,341,684	2,241,407,993
NET ASSETS:
Change in net assets	(426,995,324)	2,431,057,359	(701,107,643)	2,647,147,653
Beginning of period	6,071,268,619	3,640,211,260	4,113,118,547	1,465,970,894
End of period	$5,644,273,295	$6,071,268,619	$3,412,010,904	$4,113,118,547
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$890,586,159	$758,394,817	$581,070,458	$2,313,974,196
Cost of shares redeemed	(259,549,223)	(121,803,061)	(173,728,774)	(72,566,203)
Total change in net assets resulting from capital transactions	$631,036,936	$636,591,756	$407,341,684	$2,241,407,993
SHARE TRANSACTIONS:
Issued	13,350,000	12,300,000(a)	11,000,000	41,000,000(a)
Redeemed	(4,400,000)	(1,901,089)(a)	(3,500,000)	(1,301,359)(a)
Net increase (decrease) in shares from share transactions	8,950,000	10,398,911	7,500,000	39,698,641

(a)
Reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan BetaBuilders Europe ETF		JPMorgan BetaBuilders International Equity ETF
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$248,401,924	$186,741,805	$88,153,100	$93,794,835
Net realized gain (loss)	(276,059,377)	173,173,700	13,170,405	57,414,713
Change in net unrealized appreciation/depreciation	(1,626,158,808)	1,265,712,790	(892,730,954)	604,876,597
Change in net assets resulting from operations	(1,653,816,261)	1,625,628,295	(791,407,449)	756,086,145
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(309,349,480)	(162,749,406)	(124,967,513)	(83,978,586)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,936,599,878)	4,263,568,980	(53,668,198)	1,141,362,817
NET ASSETS:
Change in net assets	(5,899,765,619)	5,726,447,869	(970,043,160)	1,813,470,376
Beginning of period	9,427,453,378	3,701,005,509	3,680,140,678	1,866,670,302
End of period	$3,527,687,759	$9,427,453,378	$2,710,097,518	$3,680,140,678
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$3,919,047,179	$5,534,506,823	$275,139,027	$1,372,694,023
Cost of shares redeemed	(7,855,647,057)	(1,270,937,843)	(328,807,225)	(231,331,206)
Total change in net assets resulting from capital transactions	$(3,936,599,878)	$4,263,568,980	$(53,668,198)	$1,141,362,817
SHARE TRANSACTIONS:
Issued	78,900,000	96,500,000(a)	5,800,000	24,400,000
Redeemed	(155,800,000)	(24,200,404)(a)	(6,000,000)	(4,000,000)
Net increase (decrease) in shares from share transactions	(76,900,000)	72,299,596	(200,000)	20,400,000

(a)
Reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	231

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan BetaBuilders Japan ETF		JPMorgan BetaBuilders U.S. Equity ETF
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$149,079,840	$147,334,454	$15,423,970	$6,535,651
Net realized gain (loss)	(80,090,887)	467,914,152	4,487,198	15,444,975
Change in net unrealized appreciation/depreciation	(2,108,806,716)	440,258,321	(204,422,658)	123,924,342
Change in net assets resulting from operations	(2,039,817,763)	1,055,506,927	(184,511,490)	145,904,968
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(220,078,396)	(70,569,312)	(14,262,272)	(5,799,680)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	606,595,869	1,556,564,791	692,691,398	404,128,109
NET ASSETS:
Change in net assets	(1,653,300,290)	2,541,502,406	493,917,636	544,233,397
Beginning of period	7,864,537,853	5,323,035,447	782,605,972	238,372,575
End of period	$6,211,237,563	$7,864,537,853	$1,276,523,608	$782,605,972
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,208,227,460	$3,261,931,039	$768,415,533	$453,678,097
Cost of shares redeemed	(601,631,591)	(1,705,366,248)	(75,724,135)	(49,549,988)
Total change in net assets resulting from capital transactions	$606,595,869	$1,556,564,791	$692,691,398	$404,128,109
SHARE TRANSACTIONS:
Issued	23,400,000	57,400,000(a)	10,150,000	6,000,000
Redeemed	(12,000,000)	(29,802,452)(a)	(1,050,000)	(700,000)
Net increase (decrease) in shares from share transactions	11,400,000	27,597,548	9,100,000	5,300,000

(a)
Reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF		JPMorgan BetaBuilders U.S. Small Cap Equity ETF
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Period Ended October 31, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,122,942	$16,342,792	$6,140,418	$2,804,780
Net realized gain (loss)	346,144	191,521,497	(14,173,562)	10,807,502
Distributions of capital gains received from investment company affiliates	604	—	—	—
Change in net unrealized appreciation/depreciation	(350,680,418)	308,087,619	(78,757,441)	21,084,695
Change in net assets resulting from operations	(331,210,728)	515,951,908	(86,790,585)	34,696,977
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(18,142,752)	(13,365,064)	(6,135,146)	(2,261,493)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	41,293,712	207,905,317	145,626,501	409,626,006
NET ASSETS:
Change in net assets	(308,059,768)	710,492,161	52,700,770	442,061,490
Beginning of period	1,698,624,114	988,131,953	442,061,490	—
End of period	$1,390,564,346	$1,698,624,114	$494,762,260	$442,061,490
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$585,288,055	$1,062,480,424	$286,035,202	$537,840,503
Cost of shares redeemed	(543,994,343)	(854,575,107)	(140,408,701)	(128,214,497)
Total change in net assets resulting from capital transactions	$41,293,712	$207,905,317	$145,626,501	$409,626,006
SHARE TRANSACTIONS:
Issued	7,100,000	12,750,000	4,900,000	8,500,000
Redeemed	(6,475,000)	(10,000,000)	(2,400,000)	(1,950,000)
Net increase (decrease) in shares from share transactions	625,000	2,750,000	2,500,000	6,550,000

(a)
Commencement of operations was November 16, 2020.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	233

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Carbon Transition U.S. Equity ETF		JPMorgan Climate Change Solutions ETF
	Year Ended October 31, 2022	Period Ended October 31, 2021 (a)	Period Ended October 31, 2022 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$310,617	$283,722	$236,078
Net realized gain (loss)	585,627	1,302,566	(3,152,866)
Change in net unrealized appreciation/depreciation	(4,501,537)	4,455,496	(3,895,303)
Change in net assets resulting from operations	(3,605,293)	6,041,784	(6,812,091)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(316,660)	(242,528)	(15,288)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(63,760)	19,134,138	26,388,065
NET ASSETS:
Change in net assets	(3,985,713)	24,933,394	19,560,686
Beginning of period	24,933,394	—	—
End of period	$20,947,681	$24,933,394	$19,560,686
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$11,343,556	$28,088,814	$26,388,065
Cost of shares redeemed	(11,407,316)	(8,954,676)	—
Total change in net assets resulting from capital transactions	$(63,760)	$19,134,138	$26,388,065
SHARE TRANSACTIONS:
Issued	200,000	550,000	550,000
Redeemed	(200,000)	(150,000)	—
Net increase (decrease) in shares from share transactions	—	400,000	550,000

(a)
Commencement of operations was December 9, 2020.
(b)
Commencement of operations was December 13, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan Diversified Return Emerging Markets Equity ETF		JPMorgan Diversified Return International Equity ETF
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,881,979	$6,411,783	$27,582,338	$27,890,593
Net realized gain (loss)	(2,496,820)	12,861,727	(28,259,394)	48,317,967
Distributions of capital gains received from investment company affiliates	—	—	42	—
Change in net unrealized appreciation/depreciation	(31,063,579)	35,165,878	(198,906,255)	134,443,885
Change in net assets resulting from operations	(26,678,420)	54,439,388	(199,583,269)	210,652,445
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(8,578,159)	(6,292,381)	(41,010,274)	(25,542,042)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	45,300,057	(108,024,401)	69,639,461	(210,294,305)
NET ASSETS:
Change in net assets	10,043,478	(59,877,394)	(170,954,082)	(25,183,902)
Beginning of period	153,882,748	213,760,142	842,016,222	867,200,124
End of period	$163,926,226	$153,882,748	$671,062,140	$842,016,222
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$59,899,317	$—	$80,575,234	$12,477,390
Cost of shares redeemed	(14,599,260)	(108,024,401)	(10,935,773)	(222,771,695)
Total change in net assets resulting from capital transactions	$45,300,057	$(108,024,401)	$69,639,461	$(210,294,305)
SHARE TRANSACTIONS:
Issued	1,200,000	—	1,500,000	200,000
Redeemed	(300,000)	(1,900,000)	(200,000)	(3,800,000)
Net increase (decrease) in shares from share transactions	900,000	(1,900,000)	1,300,000	(3,600,000)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	235

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Diversified Return U.S. Equity ETF		JPMorgan Diversified Return U.S. Mid Cap Equity ETF
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,658,003	$12,226,454	$4,478,181	$3,862,473
Net realized gain (loss)	90,675,199	54,114,412	20,573,310	40,618,595
Change in net unrealized appreciation/depreciation	(128,753,788)	144,832,764	(45,467,566)	45,263,900
Change in net assets resulting from operations	(25,420,586)	211,173,630	(20,416,075)	89,744,968
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(12,386,546)	(11,091,933)	(4,185,258)	(3,596,501)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(164,922,989)	(26,778,764)	52,313,151	(66,547,601)
NET ASSETS:
Change in net assets	(202,730,121)	173,302,933	27,711,818	19,600,866
Beginning of period	710,012,574	536,709,641	239,808,712	220,207,846
End of period	$507,282,453	$710,012,574	$267,520,530	$239,808,712
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$116,289,482	$90,741,445	$119,917,257	$41,422,965
Cost of shares redeemed	(281,212,471)	(117,520,209)	(67,604,106)	(107,970,566)
Total change in net assets resulting from capital transactions	$(164,922,989)	$(26,778,764)	$52,313,151	$(66,547,601)
SHARE TRANSACTIONS:
Issued	1,200,000	1,000,000	1,400,000	500,000
Redeemed	(2,800,000)	(1,300,000)	(800,000)	(1,300,000)
Net increase (decrease) in shares from share transactions	(1,600,000)	(300,000)	600,000	(800,000)
SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan Diversified Return U.S. Small Cap Equity ETF		JPMorgan International Growth ETF
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,252,211	$1,963,738	$448,870	$140,679
Net realized gain (loss)	4,960,838	34,553,371	(9,022,413)	3,165,822
Change in net unrealized appreciation/depreciation	(31,220,087)	42,626,246	(19,659,292)	7,129,158
Change in net assets resulting from operations	(23,007,038)	79,143,355	(28,232,835)	10,435,659
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(2,874,215)	(2,069,847)	(823,639)	(18,324)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	136,552,064	(49,484,147)	22,746,629	13,086,957
NET ASSETS:
Change in net assets	110,670,811	27,589,361	(6,309,845)	23,504,292
Beginning of period	176,262,186	148,672,825	61,291,950	37,787,658
End of period	$286,932,997	$176,262,186	$54,982,105	$61,291,950
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$185,306,143	$36,921,776	$29,268,696	$22,434,133
Cost of shares redeemed	(48,754,079)	(86,405,923)	(6,522,067)	(9,347,176)
Total change in net assets resulting from capital transactions	$136,552,064	$(49,484,147)	$22,746,629	$13,086,957
SHARE TRANSACTIONS:
Issued	4,550,000	850,000	500,000	300,000
Redeemed	(1,250,000)	(2,100,000)	(125,000)	(125,000)
Net increase (decrease) in shares from share transactions	3,300,000	(1,250,000)	375,000	175,000
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	237

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan U.S. Momentum Factor ETF		JPMorgan U.S. Quality Factor ETF
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,851,758	$1,432,327	$7,450,673	$6,171,280
Net realized gain (loss)	6,217,441	30,365,700	21,659,872	78,968,597
Change in net unrealized appreciation/depreciation	(61,390,929)	28,802,240	(80,812,994)	47,024,395
Change in net assets resulting from operations	(52,321,730)	60,600,267	(51,702,449)	132,164,272
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(2,634,717)	(1,301,587)	(6,843,698)	(6,236,190)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	62,421,394	27,816,405	245,070,163	(117,395,200)
NET ASSETS:
Change in net assets	7,464,947	87,115,085	186,524,016	8,532,882
Beginning of period	221,858,171	134,743,086	393,204,091	384,671,209
End of period	$229,323,118	$221,858,171	$579,728,107	$393,204,091
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$162,800,375	$98,690,820	$519,385,603	$173,997,583
Cost of shares redeemed	(100,378,981)	(70,874,415)	(274,315,440)	(291,392,783)
Total change in net assets resulting from capital transactions	$62,421,394	$27,816,405	$245,070,163	$(117,395,200)
SHARE TRANSACTIONS:
Issued	3,750,000	2,300,000	13,150,000	4,500,000
Redeemed	(2,400,000)	(1,650,000)	(7,000,000)	(7,650,000)
Net increase (decrease) in shares from share transactions	1,350,000	650,000	6,150,000	(3,150,000)
SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan U.S. Value Factor ETF
	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,669,653	$11,282,222
Net realized gain (loss)	(12,318,328)	73,664,284
Distributions of capital gains received from investment company affiliates	74	—
Change in net unrealized appreciation/depreciation	(55,817,799)	11,907,585
Change in net assets resulting from operations	(56,466,400)	96,854,091
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(11,652,973)	(9,906,929)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	111,623,606	251,164,170
NET ASSETS:
Change in net assets	43,504,233	338,111,332
Beginning of period	400,579,487	62,468,155
End of period	$444,083,720	$400,579,487
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$372,923,059	$1,140,325,211
Cost of shares redeemed	(261,299,453)	(889,161,041)
Total change in net assets resulting from capital transactions	$111,623,606	$251,164,170
SHARE TRANSACTIONS:
Issued	10,450,000	32,750,000
Redeemed	(7,750,000)	(24,450,000)
Net increase (decrease) in shares from share transactions	2,700,000	8,300,000
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	239

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
JPMorgan ActiveBuilders Emerging Markets Equity ETF
Year Ended October 31, 2022	$47.92	$1.14	$(17.27)	$(16.13)	$(0.63)	$(0.09)
March 10, 2021 (f) through October 31, 2021	48.00	0.66	(0.74)	(0.08)	—	—
JPMorgan ActiveBuilders International Equity ETF
Year Ended October 31, 2022	49.03	1.19	(12.31)	(11.12)	(0.53)	—
July 7, 2021 (f) through October 31, 2021	48.00	0.35	0.68	1.03	—	—
JPMorgan BetaBuilders Canada ETF
Year Ended October 31, 2022	67.80	1.59	(10.53)	(8.94)	(1.56)	—
Year Ended October 31, 2021 (i)	45.99	1.38	21.78	23.16	(1.35)	—
Year Ended October 31, 2020 (i)	49.78	1.29	(3.82)	(2.53)	(1.26)	—
Year Ended October 31, 2019 (i)	45.19	1.31	4.47	5.78	(1.19)	—
August 7, 2018 (f) through October 31, 2018 (i)	49.31	0.29	(4.31)	(4.02)	(0.10)	—
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
Year Ended October 31, 2022	56.89	2.12	(12.86)	(10.74)	(3.39)	—
Year Ended October 31, 2021 (i)	44.97	2.44	11.48	13.92	(2.00)	—
Year Ended October 31, 2020 (i)	50.63	1.58	(5.65)	(4.07)	(1.59)	—
Year Ended October 31, 2019 (i)	45.36	2.10	5.17	7.27	(2.00)	—
August 7, 2018 (f) through October 31, 2018 (i)	50.73	0.44	(5.48)	(5.04)	(0.33)	—
JPMorgan BetaBuilders Europe ETF
Year Ended October 31, 2022	59.74	1.78	(15.31)	(13.53)	(2.60)	—
Year Ended October 31, 2021 (i)	43.29	1.67	16.19	17.86	(1.41)	—
Year Ended October 31, 2020 (i)	48.71	1.08	(5.43)	(4.35)	(1.07)	—
Year Ended October 31, 2019 (i)	45.19	1.79	3.28	5.07	(1.55)	—
June 15, 2018 (f) through October 31, 2018 (i)	49.58	0.26	(4.58)	(4.32)	(0.07)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(h)	Does not include expenses of unaffiliated Underlying Funds.
(i)	Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
(j)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. Morgan Exchange-Traded Funds	October 31, 2022

			Ratios/Supplemental data
						Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$(0.72)	$31.07	$31.15	(34.15)%	(34.32)%	$907,154,126	0.33%	3.05%	0.33%	28%
—	47.92	48.17	(0.17)	0.35(g)	325,863,960	0.30(h)	2.11	0.33(h)	40

(0.53)	37.38	37.36	(22.91)	(23.23)	22,426,876	0.25	2.77	0.25	28
—	49.03	49.21	2.15	2.52(g)	29,419,956	0.25	2.23	0.25	9

(1.56)	57.30	57.35	(13.34)	(13.49)	5,644,273,295	0.19	2.51	0.19	5
(1.35)	67.80	67.98	50.77	50.84	6,071,268,619	0.19	2.28	0.19	2
(1.26)	45.99	46.10	(4.98)	(4.81)	3,640,211,260	0.19	2.74	0.19	4
(1.19)	49.78	49.80	13.08	12.97	3,800,754,020	0.19	2.73	0.34(j)	7
(0.10)	45.19	45.24	(8.18)	(8.05)(g)	2,044,698,826	0.19(k)	2.55	0.37(j)(k)	1

(3.39)	42.76	42.79	(19.60)	(19.87)	3,412,010,904	0.20	4.17	0.20	14
(2.00)	56.89	57.12	31.14	31.26	4,113,118,547	0.19	4.26	0.19	6
(1.59)	44.97	45.10	(7.87)	(7.45)	1,465,970,894	0.19	3.40	0.19	6
(2.00)	50.63	50.54	16.18	15.94	1,442,853,830	0.19	4.22	0.39(j)	7
(0.33)	45.36	45.38	(9.97)	(9.93)(g)	603,313,934	0.19(k)	3.94	0.45(j)(k)	2

(2.60)	43.61	43.62	(23.01)	(23.22)	3,527,687,759	0.10	3.36	0.10	7
(1.41)	59.74	59.92	41.54	41.77	9,427,453,378	0.09	2.92	0.09	6
(1.07)	43.29	43.34	(8.92)	(8.90)	3,701,005,509	0.09	2.33	0.09	5
(1.55)	48.71	48.78	11.43	11.32	3,853,145,624	0.09	3.83	0.25(j)	7
(0.07)	45.19	45.28	(8.75)	(8.55)(g)	1,314,930,292	0.09(k)	1.45	0.34(j)(k)	2
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	241

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan BetaBuilders International Equity ETF
Year Ended October 31, 2022	$60.53	$1.51	$(15.16)	$(13.65)	$(2.16)
Year Ended October 31, 2021	46.20	1.67	14.10	15.77	(1.44)
December 3, 2019 (f) through October 31, 2020	49.79	1.05	(4.26)(g)	(3.21)	(0.38)
JPMorgan BetaBuilders Japan ETF
Year Ended October 31, 2022	57.16	1.03	(14.91)	(13.88)	(1.59)
Year Ended October 31, 2021 (i)	48.39	1.04	8.36	9.40	(0.63)
Year Ended October 31, 2020 (i)	49.07	0.84	(0.39)	0.45	(1.13)
Year Ended October 31, 2019 (i)	45.45	0.97	2.93	3.90	(0.28)
June 15, 2018 (f) through October 31, 2018 (i)	49.58	0.48	(4.61)	(4.13)	—
JPMorgan BetaBuilders U.S. Equity ETF
Year Ended October 31, 2022	84.15	1.11	(14.86)	(13.75)	(1.02)
Year Ended October 31, 2021	59.59	1.02	24.48	25.50	(0.94)
Year Ended October 31, 2020	54.60	1.14	4.83	5.97	(0.98)
March 12, 2019 (f) through October 31, 2019	50.14	0.68	4.29	4.97	(0.51)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Year Ended October 31, 2022	93.59	1.03	(19.57)	(18.54)	(0.99)
Year Ended October 31, 2021	64.16	0.90	29.27	30.17	(0.74)
April 14, 2020 (f) through October 31, 2020	50.78	0.33	13.32(g)	13.65	(0.27)
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
Year Ended October 31, 2022	67.49	0.77	(12.79)	(12.02)	(0.80)
November 16, 2020 (f) through October 31, 2021	51.27	0.62	16.04	16.66	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)
Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the
Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(h)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(i)	Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021. See Note 1.
(j)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. Morgan Exchange-Traded Funds	October 31, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$44.72	$44.75	(23.02)%	(23.11)%	$2,710,097,518	0.07%	2.88%	0.07%	6%
60.53	60.64	34.26	34.24	3,680,140,678	0.07	2.85	0.07	5
46.20	46.29	(6.45)	(6.27)(h)	1,866,670,302	0.07	2.40	0.07	8

41.69	41.73	(24.96)	(24.95)	6,211,237,563	0.19	2.10	0.19	4
57.16	57.21	19.47	18.98	7,864,537,853	0.19	1.83	0.19	3
48.39	48.64	0.87	1.24	5,323,035,447	0.19	1.77	0.19	5
49.07	49.14	8.74	9.07	4,318,521,919	0.19	2.14	0.33(j)	4
45.45	45.36	(8.35)	(8.51)(h)	2,336,087,667	0.19(k)	2.63	0.37(j)(k)	5

69.38	69.42	(16.42)	(16.33)	1,276,523,608	0.02	1.47	0.02	4
84.15	84.11	43.02	42.97	782,605,972	0.02	1.34	0.02	4
59.59	59.58	11.09	11.05	238,372,575	0.02	1.99	0.02	4
54.60	54.61	9.95	9.97(h)	46,409,125	0.02	2.01	0.02	3

74.06	73.92	(19.87)	(20.10)	1,390,564,346	0.07	1.29	0.07	30
93.59	93.68	47.15	47.52	1,698,624,114	0.07	1.05	0.07	27
64.16	64.06	26.91	26.71(h)	988,131,953	0.07	0.91	0.07	7

54.67	54.38	(17.87)	(18.39)	494,762,260	0.09	1.35	0.09	30
67.49	67.56	32.56	32.70(h)	442,061,490	0.09	0.98	0.09	27
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	243

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Carbon Transition U.S. Equity ETF
Year Ended October 31, 2022	$62.33	$0.77	$(9.94)	$(9.17)	$(0.79)
December 9, 2020 (f) through October 31, 2021	49.29	0.63	12.95	13.58	(0.54)
JPMorgan Climate Change Solutions ETF
December 13, 2021 (f) through October 31, 2022	48.00	0.43	(12.84)	(12.41)	(0.03)
JPMorgan Diversified Return Emerging Markets Equity ETF
Year Ended October 31, 2022	56.99	2.21	(10.86)	(8.65)	(2.80)
Year Ended October 31, 2021	46.47	1.81	10.70	12.51	(1.99)
Year Ended October 31, 2020	54.43	1.46	(7.48)	(6.02)	(1.94)
Year Ended October 31, 2019	50.91	2.07	2.97	5.04	(1.52)
Year Ended October 31, 2018	57.15	1.59	(5.37)	(3.78)	(2.46)
JPMorgan Diversified Return International Equity ETF
Year Ended October 31, 2022	61.02	1.91	(15.62)	(13.71)	(2.87)
Year Ended October 31, 2021	49.84	1.91	11.03	12.94	(1.76)
Year Ended October 31, 2020	55.06	1.35	(5.01)	(3.66)	(1.56)
Year Ended October 31, 2019	53.10	1.77	1.90	3.67	(1.71)
Year Ended October 31, 2018	59.18	1.51	(5.29)	(3.78)	(2.30)
JPMorgan Diversified Return U.S. Equity ETF
Year Ended October 31, 2022	101.43	2.16	(7.56)	(5.40)	(2.09)
Year Ended October 31, 2021	73.52	1.71	27.76	29.47	(1.56)
Year Ended October 31, 2020	76.44	1.65	(2.82)	(1.17)	(1.75)
Year Ended October 31, 2019	69.92	1.66	6.34	8.00	(1.48)
Year Ended October 31, 2018	68.52	1.39	1.88	3.27	(1.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(h)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. Morgan Exchange-Traded Funds	October 31, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$52.37	$52.38	(14.79)%	(14.79)%	$20,947,681	0.15%	1.35%	0.15%	16%
62.33	62.34	27.68	27.70(g)	24,933,394	0.15	1.26	0.15	27

35.56	35.71	(25.87)	(25.56)(g)	19,560,686	0.49	1.26	0.49	32

45.54	45.81	(15.61)	(15.20)	163,926,226	0.44	4.19	0.44	33
56.99	57.05	26.93	27.80	153,882,748	0.44	3.18	0.44	29
46.47	46.21	(11.20)	(11.80)	213,760,142	0.44	2.97	0.44	26
54.43	54.50	10.00	10.31	353,795,416	0.45	3.87	0.87(h)	51
50.91	50.83	(6.93)	(7.43)	213,804,252	0.45	2.80	0.96(h)	53

44.44	44.54	(23.25)	(23.15)	671,062,140	0.37	3.59	0.37	28
61.02	61.08	26.00	26.08	842,016,222	0.37	3.14	0.37	35
49.84	49.86	(6.72)	(6.62)	867,200,124	0.37	2.61	0.37	23
55.06	55.02	7.05	7.23	1,282,867,303	0.38	3.27	0.41(h)	25
53.10	52.98	(6.72)	(7.22)	1,444,332,261	0.40	2.57	0.44(h)	28

93.94	94.05	(5.36)	(5.28)	507,282,453	0.18	2.18	0.18	22
101.43	101.46	40.36	40.44	710,012,574	0.18	1.86	0.18	33
73.52	73.50	(1.40)	(1.44)	536,709,641	0.18	2.26	0.18	21
76.44	76.45	11.65	11.65	802,625,997	0.19	2.27	0.37(h)	24
69.92	69.93	4.74	4.70	559,362,329	0.19	1.95	0.41(h)	32
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	245

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Year Ended October 31, 2022	$92.23	$1.60	$(8.73)	$(7.13)	$(1.50)	$—
Year Ended October 31, 2021	64.77	1.30	27.36	28.66	(1.20)	—
Year Ended October 31, 2020	67.13	1.18	(2.38)	(1.20)	(1.16)	—
Year Ended October 31, 2019	62.24	1.18	4.78	5.96	(1.07)	—
Year Ended October 31, 2018	62.06	1.06	0.59	1.65	(1.47)	—
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Year Ended October 31, 2022	45.20	0.64	(5.41)	(4.77)	(0.58)	—
Year Ended October 31, 2021	28.87	0.46	16.35	16.81	(0.48)	—
Year Ended October 31, 2020	30.84	0.44	(2.01)	(1.57)	(0.40)	—
Year Ended October 31, 2019	29.58	0.42	1.22	1.64	(0.38)	—
Year Ended October 31, 2018	28.95	0.33	0.73	1.06	(0.43)	—
JPMorgan International Growth ETF
Year Ended October 31, 2022	79.09	0.44	(30.69)	(30.25)	(0.49)	(0.54)
Year Ended October 31, 2021	62.98	0.19	15.95	16.14	(0.03)	—
May 20, 2020 (g) through October 31, 2020	51.83	0.05	11.10	11.15	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(g)	Commencement of operations.
(h)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. Morgan Exchange-Traded Funds	October 31, 2022

			Ratios/Supplemental data
						Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$(1.50)	$83.60	$83.55	(7.78)%	(7.90)%	$267,520,530	0.24%	1.82%	0.24%	24%
(1.20)	92.23	92.30	44.51	44.73	239,808,712	0.24	1.57	0.24	34
(1.16)	64.77	64.72	(1.66)	(1.79)	220,207,846	0.24	1.86	0.24	28
(1.07)	67.13	67.17	9.73	9.780	187,973,791	0.24	1.82	0.43(f)	25
(1.47)	62.24	62.25	2.59	2.57	112,028,180	0.24	1.64	0.50(f)	35

(0.58)	39.85	39.93	(10.59)	(10.49)	286,932,997	0.29	1.55	0.29	26
(0.48)	45.20	45.24	58.49	58.25	176,262,186	0.29	1.13	0.29	37
(0.40)	28.87	28.94	(4.99)	(4.85)	148,672,825	0.29	1.54	0.29	30
(0.38)	30.84	30.87	5.64	5.75	140,343,327	0.29	1.40	0.54(f)	43
(0.43)	29.58	29.58	3.61	3.43	96,135,254	0.29	1.08	0.61(f)	30

(1.03)	47.81	47.80	(38.72)	(38.97)	54,982,105	0.55	0.75	0.55	32
(0.03)	79.09	79.40	25.63	25.85	61,291,950	0.55	0.25	0.55	37
—	62.98	63.12	21.51	21.78(h)	37,787,658	0.55	0.16	0.55	12
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	247

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan U.S. Momentum Factor ETF
Year Ended October 31, 2022	$47.71	$0.50	$(9.53)	$(9.03)	$(0.46)
Year Ended October 31, 2021	33.68	0.34	14.00	14.34	(0.31)
Year Ended October 31, 2020	29.04	0.35	4.63	4.98	(0.34)
Year Ended October 31, 2019	25.98	0.37	2.99	3.36	(0.30)
November 8, 2017 (g) through October 31, 2018	25.00	0.35	0.95	1.30	(0.32)
JPMorgan U.S. Quality Factor ETF
Year Ended October 31, 2022	43.45	0.66	(5.34)	(4.68)	(0.63)
Year Ended October 31, 2021	31.53	0.60	11.91	12.51	(0.59)
Year Ended October 31, 2020	29.74	0.56	1.70	2.26	(0.47)
Year Ended October 31, 2019	26.56	0.58	3.11	3.69	(0.51)
November 8, 2017 (g) through October 31, 2018	25.00	0.52	1.52	2.04	(0.48)
JPMorgan U.S. Value Factor ETF
Year Ended October 31, 2022	37.09	0.80	(4.19)	(3.39)	(0.80)
Year Ended October 31, 2021	24.99	0.72	12.03	12.75	(0.65)
Year Ended October 31, 2020	27.29	0.77	(2.29)	(1.52)	(0.78)
Year Ended October 31, 2019	25.21	0.75	1.97	2.72	(0.64)
November 8, 2017 (g) through October 31, 2018	25.00	0.64	0.16	0.80	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)
Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(g)	Commencement of operations.
(h)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. Morgan Exchange-Traded Funds	October 31, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$38.22	$38.25	(18.97)%	(18.86)%	$229,323,118	0.12%	1.20%	0.12%	43%
47.71	47.68	42.72	42.38	221,858,171	0.12	0.80	0.12	44
33.68	33.74	17.33	17.50	134,743,086	0.12	1.11	0.12	39
29.04	29.05	13.06	13.06	56,620,589	0.12	1.35	0.55(f)	52
25.98	25.99	5.17	5.21(h)	28,575,370	0.12(i)	1.32	0.74(f)(i)	44

38.14	38.16	(10.84)	(10.85)	579,728,107	0.12	1.64	0.12	18
43.45	43.48	39.97	40.02	393,204,091	0.12	1.56	0.12	21
31.53	31.54	7.72	7.68	384,671,209	0.12	1.81	0.12	20
29.74	29.76	14.10	14.18	107,067,872	0.12	2.05	0.50(f)	21
26.56	26.56	8.15	8.15(h)	29,215,267	0.12(i)	2.01	0.74(f)(i)	22

32.90	32.88	(9.21)	(9.24)	444,083,720	0.12	2.28	0.12	21
37.09	37.08	51.38	51.88	400,579,487	0.12	2.01	0.12	34
24.99	24.90	(5.39)	(5.76)	62,468,155	0.12	2.99	0.12	25
27.29	27.30	11.01	11.05	66,849,642	0.12	2.90	0.52(f)	22
25.21	25.21	3.12	3.12(h)	28,986,509	0.12(i)	2.52	0.75(f)(i)	26
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	249

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 21 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan ActiveBuilders Emerging Markets Equity ETF	Diversified
JPMorgan ActiveBuilders International Equity ETF	Diversified
JPMorgan BetaBuilders Canada ETF	Diversified
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)(1)	Diversified
JPMorgan BetaBuilders Europe ETF	Diversified
JPMorgan BetaBuilders International Equity ETF	Diversified
JPMorgan BetaBuilders Japan ETF	Diversified
JPMorgan BetaBuilders U.S. Equity ETF	Diversified
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	Diversified
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	Diversified
JPMorgan Carbon Transition U.S. Equity ETF	Diversified
JPMorgan Climate Change Solutions ETF(2)	Non-Diversified
JPMorgan Diversified Return Emerging Markets Equity ETF	Diversified
JPMorgan Diversified Return International Equity ETF	Diversified
JPMorgan Diversified Return U.S. Equity ETF	Diversified
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	Diversified
JPMorgan Diversified Return U.S. Small Cap Equity ETF	Diversified
JPMorgan International Growth ETF	Diversified
JPMorgan U.S. Momentum Factor ETF	Diversified
JPMorgan U.S. Quality Factor ETF	Diversified
JPMorgan U.S. Value Factor ETF	Diversified

(1)	Effective March 1, 2022, JPMorgan BetaBuilders Developed Asia ex-Japan ETF changed its name to JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF.
(2)	Commencement of operations was December 13, 2021.
The investment objective of JPMorgan ActiveBuilders Emerging Markets Equity ETF (“ActiveBuilders Emerging Markets Equity ETF”) and JPMorgan ActiveBuilders International Equity ETF (“ActiveBuilders International Equity ETF”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan International Growth ETF (“International Growth ETF”) is to seek long-term capital appreciation.
The investment objective of JPMorgan BetaBuilders Canada ETF (“BetaBuilders Canada ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (“BetaBuilders Developed Asia Pacific ex-Japan ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders Europe ETF (“BetaBuilders Europe ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders International Equity ETF (“BetaBuilders International Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders Japan ETF (“BetaBuilders Japan ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM.
The investment objective of JPMorgan BetaBuilders U.S. Equity ETF (“BetaBuilders U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Target Market Exposure IndexSM.

250	J.P. Morgan Exchange-Traded Funds	October 31, 2022

The investment objective of JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (“BetaBuilders U.S. Mid Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Mid Cap Target Market Exposure Extended IndexSM.
The investment objective of JPMorgan BetaBuilders U.S. Small Cap Equity ETF (“BetaBuilders U.S. Small Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Small Cap Target Market Exposure Extended IndexSM.
The investment objective of JPMorgan Carbon Transition U.S. Equity ETF (“Carbon Transition U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Asset Management Carbon Transition U.S. Equity Index.
The investment objective of JPMorgan Climate Change Solutions ETF (“Climate Change Solutions ETF”) is to seek to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions to address climate change.
The investment objective of JPMorgan Diversified Return Emerging Markets Equity ETF (“Emerging Markets Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index.
The investment objective of JPMorgan Diversified Return International Equity ETF (“International Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index.
The investment objective of JPMorgan Diversified Return U.S. Equity ETF (“U.S. Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index.
The investment objective of JPMorgan Diversified Return U.S. Mid Cap Equity ETF (“U.S. Mid Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index.
The investment objective of JPMorgan Diversified Return U.S. Small Cap Equity ETF (“U.S. Small Cap Equity ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index.
The investment objective of JPMorgan U.S. Momentum Factor ETF (“U.S. Momentum Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index.
The investment objective of JPMorgan U.S. Quality Factor ETF (“U.S. Quality Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index.
The investment objective of JPMorgan U.S. Value Factor ETF (“U.S. Value Factor ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	251

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
ActiveBuilders Emerging Markets Equity ETF	Cboe BZX Exchange, Inc.
ActiveBuilders International Equity ETF	NYSE Arca
BetaBuilders Canada ETF	Cboe BZX Exchange, Inc.
BetaBuilders Developed Asia Pacific ex-Japan ETF	Cboe BZX Exchange, Inc.
BetaBuilders Europe ETF	Cboe BZX Exchange, Inc.
BetaBuilders International Equity ETF	Cboe BZX Exchange, Inc.
BetaBuilders Japan ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Equity ETF	Cboe BZX Exchange, Inc.
BetaBuilders U.S. Mid Cap Equity ETF	NYSE Arca
BetaBuilders U.S. Small Cap Equity ETF	NYSE Arca
Carbon Transition U.S. Equity ETF	NYSE Arca
Climate Change Solutions ETF	NYSE Arca
Emerging Markets Equity ETF	NYSE Arca
International Equity ETF	NYSE Arca
U.S. Equity ETF	NYSE Arca
U.S. Mid Cap Equity ETF	NYSE Arca
U.S. Small Cap Equity ETF	NYSE Arca
International Growth ETF	NYSE Arca
U.S. Momentum Factor ETF	NYSE Arca
U.S. Quality Factor ETF	NYSE Arca
U.S. Value Factor ETF	NYSE Arca
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
Effective April 12, 2021, BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF and BetaBuilders Japan ETF each underwent a 1:2 reverse stock split which resulted in a decrease to each Fund’s shares outstanding and an increase to each Fund’s NAV per share. There was no change to the net assets of each Fund or the value of a shareholder’s investment as a result of this reverse stock split, except to the extent that shareholders held quantities of shares that were not an exact multiple of the reverse split ratio as described below.
The historical share transactions presented in the Statements of Changes in Net Assets and the per share data presented in the Financial Highlights have been adjusted accordingly to give effect to the reverse stock splits.
For shareholders who held quantities of shares that were not an exact multiple of the reverse split ratio (for example, not a multiple of two for a 1:2 reverse split), the reverse split resulted in the creation of a fractional share. Post-split fractional shares were redeemed for cash and sent to the broker of record.

252	J.P. Morgan Exchange-Traded Funds	October 31, 2022

The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:
Shares per Creation Unit
ActiveBuilders Emerging Markets Equity ETF	100,000
ActiveBuilders International Equity ETF	100,000
BetaBuilders Canada ETF	50,000
BetaBuilders Developed Asia Pacific ex-Japan ETF	100,000
BetaBuilders Europe ETF	100,000
BetaBuilders International Equity ETF	200,000
BetaBuilders Japan ETF	200,000
BetaBuilders U.S. Equity ETF	50,000
BetaBuilders U.S. Mid Cap Equity ETF	25,000
BetaBuilders U.S. Small Cap Equity ETF	25,000
Carbon Transition U.S. Equity ETF	50,000
Climate Change Solutions ETF	25,000
Emerging Markets Equity ETF	100,000
International Equity ETF	100,000
U.S. Equity ETF	100,000
U.S. Mid Cap Equity ETF	100,000
U.S. Small Cap Equity ETF	50,000
International Growth ETF	25,000
U.S. Momentum Factor ETF	50,000
U.S. Quality Factor ETF	50,000
U.S. Value Factor ETF	50,000
Prior to April 12, 2021, the Shares per Creation Unit amounts for BetaBuilders Canada ETF, BetaBuilders Developed Asia-ex Japan ETF, BetaBuilders Europe ETF and BetaBuilders Japan ETF were 100,000, 200,000, 200,000 and 400,000, respectively. These amounts were reduced in connection with the reverse stock split mentioned above.
Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if a Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	253

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
ActiveBuilders Emerging Markets Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$245,645	$—	$245,645
Brazil	67,597,142	—	—	67,597,142
Canada	677,327	—	—	677,327
Chile	3,126,846	—	—	3,126,846
China	7,658,555	226,476,463	—	234,135,018
Colombia	241,473	—	—	241,473
Czech Republic	1,351,864	392,171	—	1,744,035
Ghana	638,713	—	—	638,713
Greece	—	1,889,710	—	1,889,710
Hong Kong	—	13,743,619	—	13,743,619
Hungary	—	2,316,974	—	2,316,974
India	13,140,936	116,674,205	50,024	129,865,165
Indonesia	—	25,189,206	—	25,189,206

254	J.P. Morgan Exchange-Traded Funds	October 31, 2022

ActiveBuilders Emerging Markets Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Kuwait	$—	$1,084,148	$—	$1,084,148
Macau	—	609,081	—	609,081
Malaysia	—	4,663,543	—	4,663,543
Mexico	46,348,700	—	—	46,348,700
Nigeria	—	183,340	—	183,340
Panama	481,923	—	—	481,923
Peru	3,644,135	—	—	3,644,135
Philippines	—	1,907,838	—	1,907,838
Poland	—	5,552,145	—	5,552,145
Portugal	—	2,120,270	—	2,120,270
Qatar	—	8,236,821	—	8,236,821
Russia	—	—	194,080	194,080
Saudi Arabia	—	27,862,535	—	27,862,535
Singapore	972,486	—	—	972,486
South Africa	7,984,520	28,913,005	—	36,897,525
South Korea	598,043	107,390,147	—	107,988,190
Taiwan	—	133,090,715	—	133,090,715
Tanzania, United Republic of	—	252,026	—	252,026
Thailand	10,257,888	6,000,601	—	16,258,489
United Arab Emirates	2,151,974	8,213,270	—	10,365,244
United States	10,395,738	1,858,509	—	12,254,247
Zambia	613,419	—	—	613,419
Total Common Stocks	177,881,682	724,865,987	244,104	902,991,773
Short-Term Investments
Investment Companies	3,448,509	—	—	3,448,509
Total Investments in Securities	$181,330,191	$724,865,987	$244,104	$906,440,282
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended October 31, 2022.
ActiveBuilders International Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,372,071	$—	$1,372,071
Austria	—	76,984	—	76,984
Belgium	—	151,344	—	151,344
Brazil	15,328	—	—	15,328
Canada	161,940	—	—	161,940
China	—	140,378	—	140,378
Denmark	—	986,297	—	986,297
Finland	—	234,526	—	234,526
France	—	2,682,889	—	2,682,889
Germany	—	1,826,993	—	1,826,993
Hong Kong	—	363,492	—	363,492
India	116,457	—	—	116,457
Indonesia	—	23,855	—	23,855

October 31, 2022	J.P. Morgan Exchange-Traded Funds	255

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
ActiveBuilders International Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Ireland	$—	$28,922	$—	$28,922
Italy	—	251,879	—	251,879
Japan	—	4,240,730	—	4,240,730
Luxembourg	—	33,888	—	33,888
Netherlands	—	1,622,779	—	1,622,779
Norway	—	205,092	—	205,092
Singapore	9,091	317,021	—	326,112
South Africa	—	126,287	—	126,287
South Korea	—	107,774	—	107,774
Spain	—	425,118	—	425,118
Sweden	—	490,194	—	490,194
Switzerland	1,187	1,151,379	—	1,152,566
Taiwan	84,262	—	—	84,262
United Kingdom	31,413	2,751,490	—	2,782,903
United States	—	1,906,145	—	1,906,145
Total Common Stocks	419,678	21,517,527	—	21,937,205
Short-Term Investments
Investment Companies	316,955	—	—	316,955
Total Investments in Securities	$736,633	$21,517,527	$—	$22,254,160

BetaBuilders Canada ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,060,723,523	$—	$—	$6,060,723,523
Appreciation in Other Financial Instruments
Futures Contracts (a)	$530,645	$—	$—	$530,645

(a)	Please refer to the SOI for specifics of portfolio holdings.

BetaBuilders Developed Asia Pacific ex-Japan ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$21,660,246	$1,992,583,374	$—	$2,014,243,620
China	—	76,861,100	—	76,861,100
Hong Kong	—	577,189,648	—	577,189,648
Macau	—	28,642,569	—	28,642,569
New Zealand	—	66,152,527	—	66,152,527
Singapore	689,395	381,626,252	—	382,315,647
United Kingdom	—	28,535,432	—	28,535,432
United States	—	224,805,776	—	224,805,776
Total Common Stocks	22,349,641	3,376,396,678	—	3,398,746,319

256	J.P. Morgan Exchange-Traded Funds	October 31, 2022

BetaBuilders Developed Asia Pacific ex-Japan ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	$189,738	$—	$—	$189,738
Total Investments in Securities	$22,539,379	$3,376,396,678	$—	$3,398,936,057
Appreciation in Other Financial Instruments
Futures Contracts	$363,104	$—	$—	$363,104

BetaBuilders Europe ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$59,307,955	$—	$59,307,955
Austria	225,140	16,460,998	—	16,686,138
Belgium	—	51,715,739	—	51,715,739
Brazil	—	2,974,463	—	2,974,463
Chile	—	1,901,032	—	1,901,032
China	—	21,265,488	—	21,265,488
Denmark	—	143,280,884	—	143,280,884
Finland	1,608,848	71,686,461	—	73,295,309
France	—	561,610,725	—	561,610,725
Germany	—	397,143,354	—	397,143,354
Hong Kong	—	10,443,291	—	10,443,291
Ireland	—	23,547,640	—	23,547,640
Italy	—	116,437,086	—	116,437,086
Jordan	—	1,042,635	—	1,042,635
Luxembourg	—	9,108,741	—	9,108,741
Mexico	—	629,740	—	629,740
Netherlands	797,991	288,191,258	—	288,989,249
Norway	—	47,081,536	—	47,081,536
Poland	—	12,804,326	—	12,804,326
Portugal	—	9,474,601	—	9,474,601
Russia	—	—	21,304	21,304
Singapore	—	8,334,951	—	8,334,951
South Africa	—	16,382,590	—	16,382,590
South Korea	—	2,467,215	—	2,467,215
Spain	—	134,330,710	—	134,330,710
Sweden	395,951	183,396,200	—	183,792,151
Switzerland	—	311,627,644	—	311,627,644
United Arab Emirates	—	—	—	—
United Kingdom	3,867,322	659,494,370	—	663,361,692
United States	—	317,746,962	—	317,746,962
Total Common Stocks	6,895,252	3,479,888,595	21,304	3,486,805,151
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	40,427,498	—	—	40,427,498

October 31, 2022	J.P. Morgan Exchange-Traded Funds	257

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
BetaBuilders Europe ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$47,322,750	$3,479,888,595	$21,304	$3,527,232,649
Appreciation in Other Financial Instruments
Futures Contracts	$1,204,811	$—	$—	$1,204,811
Depreciation in Other Financial Instruments
Futures Contracts	(121,281)	—	—	(121,281)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,083,530	$—	$—	$1,083,530
There were no significant transfers into or out of level 3 for the year ended October 31, 2022.
BetaBuilders International Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$2,030,111	$215,768,513	$—	$217,798,624
Austria	111,533	8,066,510	—	8,178,043
Belgium	—	25,331,019	—	25,331,019
Brazil	—	1,456,815	—	1,456,815
Chile	—	931,825	—	931,825
China	—	17,636,140	—	17,636,140
Denmark	—	70,117,777	—	70,117,777
Finland	786,013	35,107,125	—	35,893,138
France	—	274,984,154	—	274,984,154
Germany	—	194,465,496	—	194,465,496
Hong Kong	—	59,220,080	—	59,220,080
Ireland	—	11,533,337	—	11,533,337
Israel	—	15,817,668	—	15,817,668
Italy	—	57,019,267	—	57,019,267
Japan	—	642,565,379	—	642,565,379
Jordan	—	510,372	—	510,372
Luxembourg	—	4,459,110	—	4,459,110
Macau	—	2,669,358	—	2,669,358
Mexico	—	309,281	—	309,281
Netherlands	336,689	141,149,488	—	141,486,177
New Zealand	—	6,204,459	—	6,204,459
Norway	—	23,062,487	—	23,062,487
Poland	—	6,298,128	—	6,298,128
Portugal	—	4,641,203	—	4,641,203
Russia	—	—	4,527	4,527
Singapore	64,362	39,848,476	—	39,912,838
South Africa	—	8,021,530	—	8,021,530
South Korea	—	1,207,790	—	1,207,790
Spain	—	65,780,623	—	65,780,623
Sweden	195,808	89,812,517	—	90,008,325
Switzerland	—	152,480,095	—	152,480,095
United Arab Emirates	—	—	—	—

258	J.P. Morgan Exchange-Traded Funds	October 31, 2022

BetaBuilders International Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United Kingdom	$1,895,833	$325,642,186	$—	$327,538,019
United States	—	176,653,812	—	176,653,812
Total Common Stocks	5,420,349	2,678,772,020	4,527	2,684,196,896
Short-Term Investments
Investment Companies	12,102,999	—	—	12,102,999
Investment of Cash Collateral from Securities Loaned	17,862,343	—	—	17,862,343
Total Short-Term Investments	29,965,342	—	—	29,965,342
Total Investments in Securities	$35,385,691	$2,678,772,020	$4,527	$2,714,162,238
Depreciation in Other Financial Instruments
Futures Contracts	$(562,111)	$—	$—	$(562,111)
There were no significant transfers into or out of level 3 for the year ended October 31, 2022.
BetaBuilders Japan ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$—	$6,138,585,841	$—	$6,138,585,841
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	19,895,882	—	—	19,895,882
Total Investments in Securities	$19,895,882	$6,138,585,841	$—	$6,158,481,723
Appreciation in Other Financial Instruments
Futures Contracts	$2,052,806	$—	$—	$2,052,806

BetaBuilders U.S. Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,278,937,186	$—	$—	$1,278,937,186
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(62,102)	$—	$—	$(62,102)

(a)	Please refer to the SOI for specifics of portfolio holdings.

BetaBuilders U.S. Mid Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,427,177,228	$—	$—	$1,427,177,228
Appreciation in Other Financial Instruments
Futures Contracts (a)	$499,942	$—	$—	$499,942

(a)	Please refer to the SOI for specifics of portfolio holdings.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	259

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
BetaBuilders U.S. Small Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$485,817,025	$—	$—	$485,817,025
Rights	—	—	9,582	9,582
Short-Term Investments
Investment Companies	8,224,756	—	—	8,224,756
Investment of Cash Collateral from Securities Loaned	11,621,701	—	—	11,621,701
Total Short-Term Investments	19,846,457	—	—	19,846,457
Total Investments in Securities	$505,663,482	$—	$9,582	$505,673,064
Appreciation in Other Financial Instruments
Futures Contracts	$293,417	$—	$—	$293,417

Carbon Transition U.S. Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$20,920,618	$—	$—	$20,920,618
Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,844	$—	$—	$1,844

(a)	Please refer to the SOI for specifics of portfolio holdings.

Climate Change Solutions ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$376,469	$—	$—	$376,469
China	—	369,808	—	369,808
Denmark	—	177,914	—	177,914
Finland	—	558,117	—	558,117
France	—	1,302,609	—	1,302,609
Germany	—	1,242,066	—	1,242,066
Ireland	—	233,681	—	233,681
Italy	—	392,089	—	392,089
Japan	—	1,181,249	—	1,181,249
Netherlands	—	495,021	—	495,021
Norway	—	87,702	—	87,702
South Korea	—	555,209	—	555,209
Spain	—	1,019,354	—	1,019,354
Sweden	—	312,487	—	312,487
Switzerland	363,145	712,902	—	1,076,047
United Kingdom	1,154,867	226,102	—	1,380,969
United States	7,849,728	666,172	—	8,515,900
Total Common Stocks	9,744,209	9,532,482	—	19,276,691
Total Investments in Securities	$9,744,209	$9,532,482	$—	$19,276,691

260	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Emerging Markets Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$16,420,043	$—	$—	$16,420,043
Chile	1,905,820	—	—	1,905,820
China	592,170	35,503,172	96,672	36,192,014
Colombia	329,176	—	—	329,176
Czech Republic	558,248	111,448	—	669,696
Egypt	—	79,723	—	79,723
Greece	—	1,703,506	—	1,703,506
Hong Kong	—	147,122	—	147,122
Hungary	—	641,393	—	641,393
India	—	19,344,072	25,238	19,369,310
Indonesia	65,668	5,931,621	—	5,997,289
Kuwait	—	3,762,062	—	3,762,062
Malaysia	627,506	2,820,854	—	3,448,360
Mexico	11,703,473	—	—	11,703,473
Pakistan	36,645	—	—	36,645
Panama	14,054	—	—	14,054
Philippines	197,192	729,016	—	926,208
Qatar	126,296	3,631,722	—	3,758,018
Russia	—	—	116,932	116,932
Saudi Arabia	—	10,413,427	—	10,413,427
Singapore	—	86,187	—	86,187
South Africa	3,276,775	5,714,832	—	8,991,607
Taiwan	—	16,293,097	—	16,293,097
Thailand	3,336,237	468,326	—	3,804,563
Turkey	871,614	10,124,367	—	10,995,981
United Arab Emirates	543,734	4,599,186	—	5,142,920
United States	551,143	—	—	551,143
Total Common Stocks	41,155,794	122,105,133	238,842	163,499,769
Rights
Thailand	—	—	—	—
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	182,157	—	—	182,157
Total Investments in Securities	$41,337,951	$122,105,133	$238,842	$163,681,926
Appreciation in Other Financial Instruments
Futures Contracts	$654	$—	$—	$654
Transfers between level 1 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended October 31, 2022.
International Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$1,728,831	$69,785,312	$—	$71,514,143

October 31, 2022	J.P. Morgan Exchange-Traded Funds	261

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
International Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Austria	$—	$4,311,218	$—	$4,311,218
Belgium	—	2,372,851	—	2,372,851
Brazil	—	2,681,457	—	2,681,457
Cambodia	—	60,758	—	60,758
Chile	—	2,256,715	—	2,256,715
China	—	9,167,311	—	9,167,311
Denmark	—	4,428,164	—	4,428,164
Finland	—	11,059,698	—	11,059,698
France	—	28,245,824	—	28,245,824
Germany	—	16,842,999	—	16,842,999
Hong Kong	—	19,685,344	—	19,685,344
Indonesia	—	1,160,460	—	1,160,460
Ireland	—	2,578,205	—	2,578,205
Italy	—	13,755,031	—	13,755,031
Japan	—	201,702,525	—	201,702,525
Jordan	—	1,825,685	—	1,825,685
Luxembourg	—	905,814	—	905,814
Mexico	—	911,574	—	911,574
Netherlands	—	22,861,664	—	22,861,664
New Zealand	—	3,832,166	—	3,832,166
Norway	—	8,113,640	—	8,113,640
Portugal	—	2,091,030	—	2,091,030
Russia	—	—	18,472	18,472
Singapore	—	19,137,071	—	19,137,071
South Africa	—	2,049,258	—	2,049,258
South Korea	—	45,027,943	—	45,027,943
Spain	—	13,811,916	—	13,811,916
Sweden	—	23,627,664	—	23,627,664
Switzerland	—	10,887,900	—	10,887,900
United Kingdom	—	107,489,917	—	107,489,917
United States	23	12,384,661	—	12,384,684
Total Common Stocks	1,728,854	665,051,775	18,472	666,799,101
Short-Term Investments
Investment Companies	569,398	—	—	569,398
Investment of Cash Collateral from Securities Loaned	4,048,549	—	—	4,048,549
Total Short-Term Investments	4,617,947	—	—	4,617,947
Total Investments in Securities	$6,346,801	$665,051,775	$18,472	$671,417,048
Appreciation in Other Financial Instruments
Futures Contracts	$105,847	$—	$—	$105,847
There were no significant transfers into or out of level 3 for the year ended October 31, 2022.
U.S. Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$507,452,056	$—	$—	$507,452,056

262	J.P. Morgan Exchange-Traded Funds	October 31, 2022

U.S. Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts (a)	$41,166	$—	$—	$41,166

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Mid Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$267,046,306	$—	$—	$267,046,306
Appreciation in Other Financial Instruments
Futures Contracts (a)	$35,424	$—	$—	$35,424

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Small Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$298,255	$—	$—	$298,255
Automobiles & Parts	1,190,083	—	—	1,190,083
Banks	16,088,503	—	—	16,088,503
Beverages	4,493,623	—	—	4,493,623
Chemicals	10,451,638	—	—	10,451,638
Construction & Materials	4,884,671	—	—	4,884,671
Consumer Services	1,493,439	—	—	1,493,439
Electricity	5,428,722	—	—	5,428,722
Electronic & Electrical Equipment	4,003,150	—	—	4,003,150
Finance & Credit Services	4,627,165	—	—	4,627,165
Food Producers	12,392,216	—	—	12,392,216
Gas, Water & Multi-utilities	11,741,356	—	—	11,741,356
General Industrials	4,007,529	—	—	4,007,529
Health Care Providers	7,420,114	—	—	7,420,114
Household Goods & Home Construction	4,409,908	—	—	4,409,908
Industrial Engineering	3,604,825	—	—	3,604,825
Industrial Materials	5,848,265	—	—	5,848,265
Industrial Metals & Mining	10,481,401	—	—	10,481,401
Industrial Support Services	6,973,303	—	—	6,973,303
Industrial Transportation	8,183,705	—	—	8,183,705
Investment Banking & Brokerage Services	4,116,146	—	—	4,116,146
Leisure Goods	3,028,369	—	—	3,028,369
Life Insurance	1,684,949	—	—	1,684,949
Media	1,339,678	—	—	1,339,678
Medical Equipment & Services	9,123,640	—	—	9,123,640
Mortgage Real Estate Investment Trusts	4,935,357	—	—	4,935,357
Non-life Insurance	2,622,421	—	—	2,622,421

October 31, 2022	J.P. Morgan Exchange-Traded Funds	263

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
U.S. Small Cap Equity ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Non-Renewable Energy	$19,827,011	$—	$—	$19,827,011
Personal Care, Drug & Grocery Stores	9,926,671	—	—	9,926,671
Personal Goods	2,265,081	—	—	2,265,081
Pharmaceuticals, Biotechnology & Marijuana Producers	12,282,763	—	55,455	12,338,218
Precious Metals & Mining	605,205	—	—	605,205
Real Estate Investment & Services	2,989,636	—	—	2,989,636
Real Estate Investment Trusts	24,206,906	—	—	24,206,906
Renewable Energy	1,434,941	—	—	1,434,941
Retailers	8,996,136	—	—	8,996,136
Software & Computer Services	11,315,194	—	—	11,315,194
Technology Hardware & Equipment	19,122,054	—	—	19,122,054
Telecommunications Equipment	8,778,411	—	—	8,778,411
Telecommunications Service Providers	6,858,876	—	—	6,858,876
Tobacco	1,973,999	—	—	1,973,999
Travel & Leisure	222,726	—	—	222,726
Waste & Disposal Services	754,288	—	—	754,288
Total Common Stocks	286,432,329	—	55,455	286,487,784
Rights	—	—	6,379	6,379
Short-Term Investments
Investment Companies	325,140	—	—	325,140
Investment of Cash Collateral from Securities Loaned	22,245,259	—	—	22,245,259
Total Short-Term Investments	22,570,399	—	—	22,570,399
Total Investments in Securities	$309,002,728	$—	$61,834	$309,064,562
Appreciation in Other Financial Instruments
Futures Contracts	$12,769	$—	$—	$12,769

International Growth ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$878,707	$—	$878,707
Brazil	560,808	—	—	560,808
Canada	3,425,905	—	—	3,425,905
China	497,695	1,995,217	—	2,492,912
Denmark	—	3,305,499	—	3,305,499
France	—	2,967,212	—	2,967,212
Germany	—	2,983,973	—	2,983,973
Hong Kong	—	2,005,594	—	2,005,594
India	733,202	—	—	733,202
Indonesia	435,884	1,080,076	—	1,515,960
Japan	—	6,395,106	—	6,395,106
Mexico	760,981	—	—	760,981
Netherlands	—	3,974,294	—	3,974,294
Singapore	115,108	855,842	—	970,950

264	J.P. Morgan Exchange-Traded Funds	October 31, 2022

International Growth ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Africa	$—	$559,036	$—	$559,036
South Korea	—	295,785	—	295,785
Sweden	—	1,924,141	—	1,924,141
Switzerland	—	1,175,033	—	1,175,033
Taiwan	2,143,725	—	—	2,143,725
United Kingdom	—	7,217,951	—	7,217,951
United States	1,153,887	4,971,364	—	6,125,251
Total Common Stocks	9,827,195	42,584,830	—	52,412,025
Short-Term Investments
Investment Companies	2,455,095	—	—	2,455,095
Investment of Cash Collateral from Securities Loaned	749,113	—	—	749,113
Total Short-Term Investments	3,204,208	—	—	3,204,208
Total Investments in Securities	$13,031,403	$42,584,830	$—	$55,616,233

U.S. Momentum Factor ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$230,265,664	$—	$—	$230,265,664
Appreciation in Other Financial Instruments
Futures Contracts (a)	$27,027	$—	$—	$27,027

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Quality Factor ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$599,335,232	$—	$—	$599,335,232
Appreciation in Other Financial Instruments
Futures Contracts (a)	$55,014	$—	$—	$55,014

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Factor ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$444,421,930	$—	$—	$444,421,930
Appreciation in Other Financial Instruments
Futures Contracts (a)	$28,231	$—	$—	$28,231

(a)	Please refer to the SOI for specifics of portfolio holdings.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	265

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
BetaBuilders Canada ETF	$267,554,005	$(267,554,005)	$—
BetaBuilders Developed Asia Pacific ex-Japan ETF	228,806	(189,738)**	39,068
BetaBuilders Europe ETF	36,958,615	(36,958,615)	—
BetaBuilders International Equity ETF	16,847,367	(16,847,367)	—
BetaBuilders Japan ETF	18,722,079	(18,722,079)	—
BetaBuilders U.S. Equity ETF	2,190,898	(2,190,898)	—
BetaBuilders U.S. Mid Cap Equity ETF	36,819,568	(36,819,568)	—
BetaBuilders U.S. Small Cap Equity ETF	11,082,834	(11,082,834)	—
Emerging Markets Equity ETF	160,016	(160,016)	—
International Equity ETF	3,818,777	(3,818,777)	—
U.S. Equity ETF	380,385	(380,385)	—
U.S. Small Cap Equity ETF	21,395,218	(21,395,218)	—
International Growth ETF	704,050	(704,050)	—
U.S. Momentum Factor ETF	1,103,874	(1,103,874)	—
U.S. Quality Factor ETF	19,486,422	(19,486,422)	—

266	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
U.S. Value Factor ETF	$904,560	$(904,560)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to October 31, 2022, additional collateral was received.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
ActiveBuilders Emerging Markets Equity ETF	$400
ActiveBuilders International Equity ETF	41
BetaBuilders Canada ETF	137,053
BetaBuilders Developed Asia Pacific ex-Japan ETF	10,604
BetaBuilders Europe ETF	45,994
BetaBuilders International Equity ETF	5,668
BetaBuilders Japan ETF	12,364
BetaBuilders U.S. Equity ETF	891
BetaBuilders U.S. Mid Cap Equity ETF	4,290
BetaBuilders U.S. Small Cap Equity ETF	3,415
Emerging Markets Equity ETF	328
International Equity ETF	1,908
U.S. Equity ETF	1,487
U.S. Mid Cap Equity ETF	1,156
U.S. Small Cap Equity ETF	1,762
International Growth ETF	50
U.S. Momentum Factor ETF	748
U.S. Quality Factor ETF	1,270
U.S. Value Factor ETF	1,237
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
ActiveBuilders Emerging Markets Equity ETF, ActiveBuilders International Equity ETF and Diversified Return U.S. Mid Cap Equity ETF did not have any securities out on loan at October 31, 2022. Carbon Transition U.S. Equity ETF and Climate Change Solutions ETF did not lend out any securities during the year ended October 31, 2022.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	267

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
ActiveBuilders Emerging Markets Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (a) (b)	$3,609,948	$203,538,498	$203,699,337	$(373)	$(227)	$3,448,509	3,448,164	$81,456	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	1,214,086	10,963,596	12,177,682	—	—	—	—	1,262*	—
Total	$4,824,034	$214,502,094	$215,877,019	$(373)	$(227)	$3,448,509		$82,718	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

ActiveBuilders International Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	$429,423	$1,867,696	$1,980,164	$—	$—	$316,955	316,955	$3,898	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	124,086	1,215,015	1,339,101	—	—	—	—	649*	—
Total	$553,509	$3,082,711	$3,319,265	$—	$—	$316,955		$4,547	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

268	J.P. Morgan Exchange-Traded Funds	October 31, 2022

BetaBuilders Canada ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$184,490,813	$3,564,621,000	$3,637,800,000	$50,390*	$—	$111,362,203	111,362,203	$3,401,889*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	347,161,083	6,929,664,529	6,937,596,366	—	—	339,229,246	339,229,246	1,668,067*	—
Total	$531,651,896	$10,494,285,529	$10,575,396,366	$50,390	$—	$450,591,449		$5,069,956	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders Developed Asia Pacific ex-Japan ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$110,984,304	$296,000,001	$406,900,000	$(29,882)*	$33	$54,456	54,455	$34,258*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	41,285,887	468,811,216	509,961,821	—	—	135,282	135,282	17,434*	—
Total	$152,270,191	$764,811,217	$916,861,821	$(29,882)	$33	$189,738		$51,692	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

October 31, 2022	J.P. Morgan Exchange-Traded Funds	269

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
BetaBuilders Europe ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$110,100,856	$831,000,000	$905,510,000	$58,712*	$8,328	$35,657,896	35,657,896	$854,661 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	53,626,708	1,696,997,120	1,745,854,226	—	—	4,769,602	4,769,602	408,987*	—
Total	$163,727,564	$2,527,997,120	$2,651,364,226	$58,712	$8,328	$40,427,498		$1,263,648	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders International Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$30,493,852	$247,500,000	$264,000,000	$15,970*	$(98)	$14,009,724	14,009,724	$223,831*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	4,253,477	300,286,412	300,687,270	—	—	3,852,619	3,852,619	73,709*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	20,389,345	216,583,186	224,869,532	—	—	12,102,999	12,102,999	100,094	—
Total	$55,136,674	$764,369,598	$789,556,802	$15,970	$(98)	$29,965,342		$397,634	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

270	J.P. Morgan Exchange-Traded Funds	October 31, 2022

BetaBuilders Japan ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$9,087,914	$533,999,999	$533,000,000	$30,919*	$—	$10,118,832	10,118,832	$329,748*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	10,903,860	706,340,622	707,467,432	—	—	9,777,050	9,777,050	220,931*	—
Total	$19,991,774	$1,240,340,621	$1,240,467,432	$30,919	$—	$19,895,882		$550,679	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders U.S. Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$9,582,475	$8,000,918	$1,033,686	$(121,190)	$(2,675,749)	$13,752,768	109,253	$343,635	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (b) (c)	—	18,000,000	16,500,000	1,652*	—	1,501,652	1,501,652	8,306*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)	561,034	41,543,792	39,866,783	—	—	2,238,043	2,238,043	8,833*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (b) (c)	2,841,848	30,543,278	24,519,638	—	—	8,865,488	8,865,488	52,099	—
Total	$12,985,357	$98,087,988	$81,920,107	$(119,538)	$(2,675,749)	$26,357,951		$412,873	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders U.S. Mid Cap Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$62,497,450	$177,000,000	$206,000,000	$(9,049)*	$2,447	$33,490,848	33,490,848	$333,105*	$—

October 31, 2022	J.P. Morgan Exchange-Traded Funds	271

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
BetaBuilders U.S. Mid Cap Equity ETF (continued)
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	$7,753,502	$137,173,044	$140,833,528	$—	$—	$4,093,018	4,093,018	$45,135*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	4,743,180	122,875,312	119,909,401	—	—	7,709,091	7,709,091	108,633	604
Total	$74,994,132	$437,048,356	$466,742,929	$(9,049)	$2,447	$45,292,957		$486,873	$604

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

BetaBuilders U.S. Small Cap Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$—	$31,000,000	$21,000,000	$(601)*	$4,202	$10,003,601	10,003,601	$81,923 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	11,679,894	71,600,406	81,662,200	—	—	1,618,100	1,618,100	20,262*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	5,825,244	41,722,141	39,322,629	—	—	8,224,756	8,224,756	71,850	—
Total	$17,505,138	$144,322,547	$141,984,829	$(601)	$4,202	$19,846,457		$174,035	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Carbon Transition U.S. Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	$9,966	$733,754	$711,885	$—	$—	$31,835	31,835	$285	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.

272	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Climate Change Solutions ETF
For the period ended October 31, 2022
Security Description	Value at December 13, 2021(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (b) (c)	$—	$241,534	$241,510	$(24)	$—	$—	—	$19	$—

(a)	Commencement of operations was December 13, 2021.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.

Emerging Markets Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$—	$200,000	$200,000	$—	$—	$—	—	$8*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	449,126	1,930,332	2,197,301	—	—	182,157	182,157	1,740*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	703,142	1,411,062	2,114,204	—	—	—	—	254	—
Total	$1,152,268	$3,541,394	$4,511,505	$—	$—	$182,157		$2,002	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (a) (b)	$332,532	$83,910,152	$83,671,921	$(1,334)	$(31)	$569,398	569,342	$14,936	$42
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	6,757,673	42,500,001	47,000,000	97*	1,154	2,258,925	2,258,925	51,178*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	1,350,975	84,651,011	84,212,362	—	—	1,789,624	1,789,624	29,767*	—
Total	$8,441,180	$211,061,164	$214,884,283	$(1,237)	$1,123	$4,617,947		$95,881	$42

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

October 31, 2022	J.P. Morgan Exchange-Traded Funds	273

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
U.S. Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$20,205,079	$62,500,000	$82,500,000	$(5,152)*	$100	$200,027	200,027	$14,413*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	3,486,227	68,028,142	71,322,521	—	—	191,848	191,848	12,188*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	1,191,071	36,056,660	36,226,981	—	—	1,020,750	1,020,750	8,370	—
Total	$24,882,377	$166,584,802	$190,049,502	$(5,152)	$100	$1,412,625		$34,971	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Mid Cap Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$200,580	$19,000,000	$19,198,428	$(2,172)*	$20	$—	—	$11,167*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	3,674,212	39,023,552	42,697,764	—	—	—	—	8,641*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	356,647	15,648,727	15,591,320	—	—	414,054	414,054	4,349	—
Total	$4,231,439	$73,672,279	$77,487,512	$(2,172)	$20	$414,054		$24,157	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Small Cap Equity ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$16,344,863	$40,000,000	$37,000,000	$(4,740)*	$2,639	$19,342,762	19,342,762	$99,470 *	$—

274	J.P. Morgan Exchange-Traded Funds	October 31, 2022

U.S. Small Cap Equity ETF (continued)
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	$3,231,887	$66,313,191	$66,642,581	$—	$—	$2,902,497	2,902,497	$20,483*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	337,403	16,987,573	16,999,836	—	—	325,140	325,140	6,683	—
Total	$19,914,153	$123,300,764	$120,642,417	$(4,740)	$2,639	$22,570,399		$126,636	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Growth ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	$—	$1,457,003	$707,890	$—	$—	$749,113	749,113	$3,004*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	446,263	14,174,050	12,165,218	—	—	2,455,095	2,455,095	11,767	—
Total	$446,263	$15,631,053	$12,873,108	$—	$—	$3,204,208		$14,771	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Momentum Factor ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	$1,686,209	$17,772,751	$18,327,543	$—	$—	$1,131,417	1,131,417	$9,209*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	155,476	10,198,894	10,014,033	—	—	340,337	340,337	3,767	—
Total	$1,841,685	$27,971,645	$28,341,576	$—	$—	$1,471,754		$12,976	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

October 31, 2022	J.P. Morgan Exchange-Traded Funds	275

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
U.S. Quality Factor ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$6,249,325	$32,000,000	$21,750,000	$(1,600)*	$200	$16,497,925	16,497,925	$11,107*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	1,942,017	48,920,874	47,174,026	—	—	3,688,865	3,688,865	20,005*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	244,069	21,938,281	21,396,815	—	—	785,535	785,535	9,184	—
Total	$8,435,411	$102,859,155	$90,320,841	$(1,600)	$200	$20,972,325		$40,296	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Factor ETF
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$7,298,070	$41,000,000	$48,000,000	$(1,206)*	$208	$297,072	297,072	$13,362*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	1,292,238	62,420,086	63,089,304	—	—	623,020	623,020	11,981*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	682,276	27,808,698	28,113,711	—	—	377,263	377,263	11,844	74
Total	$9,272,584	$131,228,784	$139,203,015	$(1,206)	$208	$1,297,355		$37,187	$74

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets

276	J.P. Morgan Exchange-Traded Funds	October 31, 2022

and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Futures Contracts — The Funds, except for ActiveBuilders Emerging Markets Equity ETF, ActiveBuilders International Equity ETF, Climate Change Solutions ETF and International Growth ETF, used index futures contracts to obtain long exposure to gain or reduce exposure to the stock market, to gain or reduce exposure to particular countries or regions, maintain liquidity, minimize transaction costs or to manage and hedge interest rate risk associated with portfolio investments.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended October 31, 2022:
	BetaBuilders Canada ETF	BetaBuilders Developed Asia Pacific ex-Japan ETF	BetaBuilders Europe ETF	BetaBuilders International Equity ETF	BetaBuilders Japan ETF	BetaBuilders U.S. Equity ETF
Futures Contracts:
Average Notional Balance Long	$31,751,231	$24,876,461	$54,590,710	$25,094,282	$61,993,883	$5,378,893
Ending Notional Balance Long	31,144,420	11,997,280	39,974,320	26,343,000	74,684,959	9,901,650

	BetaBuilders U.S. Mid Cap Equity ETF	BetaBuilders U.S. Small Cap Equity ETF	Carbon Transition U.S. Equity ETF	Emerging Markets Equity ETF	International Equity ETF	U.S. Equity ETF
Futures Contracts:
Average Notional Balance Long	$10,170,527	$6,250,340	$33,537	$385,385	$5,446,789	$1,349,978
Ending Notional Balance Long	7,809,280	8,616,915	38,828	128,115	3,512,400	776,600

	U.S. Mid Cap Equity ETF	U.S. Small Cap Equity ETF	U.S. Momentum Factor ETF	U.S. Quality Factor ETF	U.S. Value Factor ETF
Futures Contracts:
Average Notional Balance Long	$509,914	$708,292	$474,617	$882,430	$1,314,117
Ending Notional Balance Long	732,120	277,965	368,861	970,750	582,450
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the

October 31, 2022	J.P. Morgan Exchange-Traded Funds	277

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
I. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
As a result of a court ruling in Sweden, during the year ended October 31, 2022, the tax authority of Sweden, paid International Equity ETF tax reclaims for prior tax withholding. These tax reclaim payments are included in Foreign withholding tax reclaims on the Statements of Operations. Interest income, if any, related to these tax reclaim payments is included in Interest income from non-affiliates on the Statements of Operations.
J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for ActiveBuilders Emerging Markets Equity ETF, ActiveBuilders International Equity ETF, BetaBuilders Japan ETF, Climate Change Solutions ETF and International Growth ETF, for which distributions are generally declared and paid at least annually. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
ActiveBuilders Emerging Markets Equity ETF	$—	$410,128	$(410,128)
ActiveBuilders International Equity ETF	—	60,218	(60,218)
BetaBuilders Canada ETF	87,734,502	(3,681,510)	(84,052,992)
BetaBuilders Developed Asia Pacific ex-Japan ETF	24,418,718	57,546,913	(81,965,631)
BetaBuilders Europe ETF	(146,603,773)	24,854,990	121,748,783
BetaBuilders International Equity ETF	57,816,611	8,894,159	(66,710,770)
BetaBuilders Japan ETF	99,478,959	(1,774,044)	(97,704,915)
BetaBuilders U.S. Equity ETF	22,447,627	1,009	(22,448,636)
BetaBuilders U.S. Mid Cap Equity ETF	151,989,202	(1,186,888)	(150,802,314)
BetaBuilders U.S. Small Cap Equity ETF	23,612,052	386,369	(23,998,421)
Carbon Transition U.S. Equity ETF	1,958,835	—	(1,958,835)
Climate Change Solutions ETF	—	(14,718)	14,718
Emerging Markets Equity ETF	558,160	421,751	(979,911)
International Equity ETF	772,631	3,102,024	(3,874,655)
U.S. Equity ETF	94,771,000	—	(94,771,000)
U.S. Mid Cap Equity ETF	21,589,548	501	(21,590,049)
U.S. Small Cap Equity ETF	15,321,166	16,341	(15,337,507)
International Growth ETF	755,369	103,578	(858,947)
U.S. Momentum Factor ETF	26,671,704	—	(26,671,704)
U.S. Quality Factor ETF	50,266,569	—	(50,266,569)
U.S. Value Factor ETF	21,114,820	—	(21,114,820)

278	J.P. Morgan Exchange-Traded Funds	October 31, 2022

The reclassifications for the Funds relate primarily to tax adjustments on certain investments, foreign currency gains or losses, foreign taxes and redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

ActiveBuilders Emerging Markets Equity ETF	0.33%
ActiveBuilders International Equity ETF	0.25
BetaBuilders Canada ETF	0.19
BetaBuilders Developed Asia Pacific ex-Japan ETF	0.19
BetaBuilders Europe ETF	0.09
BetaBuilders International Equity ETF	0.07
BetaBuilders Japan ETF	0.19
BetaBuilders U.S. Equity ETF	0.02
BetaBuilders U.S. Mid Cap Equity ETF	0.07
BetaBuilders U.S. Small Cap Equity ETF	0.09
Carbon Transition U.S. Equity ETF	0.15
Climate Change Solutions ETF	0.49
Emerging Markets Equity ETF	0.44
International Equity ETF	0.37
U.S. Equity ETF	0.18
U.S. Mid Cap Equity ETF	0.24
U.S. Small Cap Equity ETF	0.29
International Growth ETF	0.55
U.S. Momentum Factor ETF	0.12
U.S. Quality Factor ETF	0.12
U.S. Value Factor ETF	0.12
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
In the case of ActiveBuilders Emerging Markets Equity ETF, the Adviser has contractually agreed to waive fees through February 28, 2023 in the amount of the acquired fund fees and expenses for any unaffiliated investment company that the Fund invests in so that the total operating expenses do not exceed 0.33%. For the year ended October 31, 2022, the Fund did not waive any fees.
B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	279

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
ActiveBuilders Emerging Markets Equity ETF	$876,523,814	$196,419,701
ActiveBuilders International Equity ETF	7,751,529	7,105,049
BetaBuilders Canada ETF	304,068,438	307,672,456
BetaBuilders Developed Asia Pacific ex-Japan ETF	640,910,093	570,942,024
BetaBuilders Europe ETF	533,816,943	627,317,990
BetaBuilders International Equity ETF	178,843,778	205,586,155
BetaBuilders Japan ETF	273,752,351	356,530,610
BetaBuilders U.S. Equity ETF	37,792,764	48,907,617
BetaBuilders U.S. Mid Cap Equity ETF	443,959,019	501,708,237
BetaBuilders U.S. Small Cap Equity ETF	134,510,043	139,711,229
Carbon Transition U.S. Equity ETF	3,575,708	6,325,731
Climate Change Solutions ETF	30,910,489	6,719,640
Emerging Markets Equity ETF	87,017,900	53,425,238
International Equity ETF	213,008,813	212,783,406
U.S. Equity ETF	129,290,389	130,233,231
U.S. Mid Cap Equity ETF	58,409,684	58,340,224
U.S. Small Cap Equity ETF	54,208,638	56,119,665
International Growth ETF	20,123,476	19,037,452
U.S. Momentum Factor ETF	100,193,954	101,128,118
U.S. Quality Factor ETF	83,028,246	113,396,428
U.S. Value Factor ETF	106,388,641	168,004,632
During the year ended October 31, 2022, there were no purchases or sales of U.S. Government securities.
For the year ended October 31, 2022, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
ActiveBuilders Emerging Markets Equity ETF	$241,083,450	$—
BetaBuilders Canada ETF	886,582,863	257,516,556
BetaBuilders Developed Asia Pacific ex-Japan ETF	462,920,792	171,838,304
BetaBuilders Europe ETF	3,871,787,911	7,752,843,277
BetaBuilders International Equity ETF	266,314,911	321,996,669
BetaBuilders Japan ETF	1,196,516,714	597,194,984

280	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	In-Kind Purchases	In-Kind Sales
BetaBuilders U.S. Equity ETF	$760,693,522	$62,682,578
BetaBuilders U.S. Mid Cap Equity ETF	576,320,284	478,569,608
BetaBuilders U.S. Small Cap Equity ETF	280,269,069	131,916,955
Carbon Transition U.S. Equity ETF	11,148,861	8,480,976
Climate Change Solutions ETF	2,129,732	—
Emerging Markets Equity ETF	15,654,424	5,345,668
International Equity ETF	69,550,129	9,900,953
U.S. Equity ETF	115,197,619	274,949,365
U.S. Mid Cap Equity ETF	118,971,344	65,510,857
U.S. Small Cap Equity ETF	182,789,928	43,732,671
International Growth ETF	25,603,348	6,339,797
U.S. Momentum Factor ETF	160,506,965	97,050,874
U.S. Quality Factor ETF	515,477,365	240,153,950
U.S. Value Factor ETF	367,326,777	191,521,643
During the year ended October 31, 2022, the Funds delivered portfolio securities for the redemption of Fund Shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ActiveBuilders Emerging Markets Equity ETF	$1,205,508,812	$17,329,052	$316,397,582	$(299,068,530)
ActiveBuilders International Equity ETF	27,378,949	496,943	5,621,732	(5,124,789)
BetaBuilders Canada ETF	5,495,743,706	800,545,490	235,035,028	565,510,462
BetaBuilders Developed Asia Pacific ex-Japan ETF	4,098,410,779	91,519,774	790,631,392	(699,111,618)
BetaBuilders Europe ETF	4,432,895,158	11,861,145	916,440,124	(904,578,979)
BetaBuilders International Equity ETF	3,015,163,613	148,030,737	449,594,223	(301,563,486)
BetaBuilders Japan ETF	7,825,774,216	76,979,741	1,742,219,428	(1,665,239,687)
BetaBuilders U.S. Equity ETF	1,346,962,947	80,315,531	148,403,394	(68,087,863)
BetaBuilders U.S. Mid Cap Equity ETF	1,516,345,863	139,820,601	228,489,294	(88,668,693)
BetaBuilders U.S. Small Cap Equity ETF	564,415,331	43,726,387	102,175,237	(58,448,850)
Carbon Transition U.S. Equity ETF	20,980,431	1,595,225	1,653,194	(57,969)
Climate Change Solutions ETF	23,176,297	416,753	4,316,359	(3,899,606)
Emerging Markets Equity ETF	180,253,028	15,408,518	31,978,966	(16,570,448)
International Equity ETF	819,337,151	29,264,371	177,078,627	(147,814,256)
U.S. Equity ETF	472,085,890	65,924,131	30,516,799	35,407,332
U.S. Mid Cap Equity ETF	257,816,164	25,812,151	16,546,585	9,265,566
U.S. Small Cap Equity ETF	313,769,704	21,701,070	26,393,443	(4,692,373)
International Growth ETF	64,913,086	1,894,062	11,190,915	(9,296,853)
U.S. Momentum Factor ETF	243,278,586	13,347,629	26,333,524	(12,985,895)
U.S. Quality Factor ETF	618,123,055	23,830,393	42,563,202	(18,732,809)
U.S. Value Factor ETF	494,694,815	18,774,489	69,019,143	(50,244,654)
The difference between book and tax basis appreciation (depreciation) on tax adjustments on certain investments is primarily attributed to investments and wash sale loss deferrals.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	281

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
ActiveBuilders Emerging Markets Equity ETF	$5,165,856	$—	$5,165,856
ActiveBuilders International Equity ETF	319,380	—	319,380
BetaBuilders Canada ETF	152,620,697	—	152,620,697
BetaBuilders Developed Asia Pacific ex-Japan ETF	267,459,428	—	267,459,428
BetaBuilders Europe ETF	309,349,480	—	309,349,480
BetaBuilders International Equity ETF	124,967,513	—	124,967,513
BetaBuilders Japan ETF	220,078,396	—	220,078,396
BetaBuilders U.S. Equity ETF	14,262,272	—	14,262,272
BetaBuilders U.S. Mid Cap Equity ETF	18,142,752	—	18,142,752
BetaBuilders U.S. Small Cap Equity ETF	6,135,146	—	6,135,146
Carbon Transition U.S. Equity ETF	316,660	—	316,660
Climate Change Solutions ETF	15,288	—	15,288
Emerging Markets Equity ETF	8,578,159	—	8,578,159
International Equity ETF	41,010,274	—	41,010,274
U.S. Equity ETF	12,386,546	—	12,386,546
U.S. Mid Cap Equity ETF	4,185,258	—	4,185,258
U.S. Small Cap Equity ETF	2,874,215	—	2,874,215
International Growth ETF	426,147	397,492	823,639
U.S. Momentum Factor ETF	2,634,717	—	2,634,717
U.S. Quality Factor ETF	6,843,698	—	6,843,698
U.S. Value Factor ETF	11,652,973	—	11,652,973

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

282	J.P. Morgan Exchange-Traded Funds	October 31, 2022

The tax character of distributions paid during the year ended October 31, 2021 was as follows:
	Ordinary Income*	Total Distributions Paid
BetaBuilders Canada ETF	$113,624,161	$113,624,161
BetaBuilders Developed Asia Pacific ex-Japan ETF	130,441,819	130,441,819
BetaBuilders Europe ETF	162,749,406	162,749,406
BetaBuilders International Equity ETF	83,978,586	83,978,586
BetaBuilders Japan ETF	70,569,312	70,569,312
BetaBuilders U.S. Equity ETF	5,799,680	5,799,680
BetaBuilders U.S. Mid Cap Equity ETF	13,365,064	13,365,064
BetaBuilders U.S. Small Cap Equity ETF	2,261,493	2,261,493
Carbon Transition U.S. Equity ETF	242,528	242,528
Emerging Markets Equity ETF	6,292,381	6,292,381
International Equity ETF	25,542,042	25,542,042
U.S. Equity ETF	11,091,933	11,091,933
U.S. Mid Cap Equity ETF	3,596,501	3,596,501
U.S. Small Cap Equity ETF	2,069,847	2,069,847
International Growth ETF	18,324	18,324
U.S. Momentum Factor ETF	1,301,587	1,301,587
U.S. Quality Factor ETF	6,236,190	6,236,190
U.S. Value Factor ETF	9,906,929	9,906,929

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	283

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
As of October 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
ActiveBuilders Emerging Markets Equity ETF	$21,433,618	$(55,488,563)	$(299,301,088)
ActiveBuilders International Equity ETF	691,069	(1,919,179)	(5,128,800)
BetaBuilders Canada ETF	20,455,332	(176,305,582)	565,619,718
BetaBuilders Developed Asia Pacific ex-Japan ETF	—	(174,364,068)	(698,833,270)
BetaBuilders Europe ETF	3,824,828	(242,938,183)	(905,926,916)
BetaBuilders International Equity ETF	963,322	(53,172,345)	(302,177,299)
BetaBuilders Japan ETF	92,152,354	(240,381,239)	(1,667,220,925)
BetaBuilders U.S. Equity ETF	2,295,223	(18,061,541)	(68,087,863)
BetaBuilders U.S. Mid Cap Equity ETF	3,025,728	(153,857,757)	(88,668,693)
BetaBuilders U.S. Small Cap Equity ETF	954,217	(43,329,496)	(58,448,850)
Carbon Transition U.S. Equity ETF	41,302	(1,409,408)	(57,969)
Climate Change Solutions ETF	212,223	(3,132,707)	(3,900,744)
Emerging Markets Equity ETF	492,234	(31,163,663)	(17,043,519)
International Equity ETF	—	(128,900,471)	(147,992,394)
U.S. Equity ETF	1,960,221	(36,404,174)	35,407,332
U.S. Mid Cap Equity ETF	838,958	(13,797,343)	9,265,566
U.S. Small Cap Equity ETF	683,633	(20,495,839)	(4,692,373)
International Growth ETF	493,030	(9,464,134)	(9,304,979)
U.S. Momentum Factor ETF	433,785	(24,869,271)	(12,985,895)
U.S. Quality Factor ETF	1,317,073	(34,982,731)	(18,732,809)
U.S. Value Factor ETF	1,583,828	(52,972,391)	(50,244,654)
The cumulative timing differences primarily consist of tax adjustments on certain investments, trustee deferred compensation, derivatives and wash sale loss deferrals.

284	J.P. Morgan Exchange-Traded Funds	October 31, 2022

At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
ActiveBuilders Emerging Markets Equity ETF	$50,152,798	$5,335,765
ActiveBuilders International Equity ETF	1,474,903	444,276
BetaBuilders Canada ETF	54,415,002	121,890,580
BetaBuilders Developed Asia Pacific ex-Japan ETF	95,275,844	79,088,224
BetaBuilders Europe ETF	111,282,137	131,656,046
BetaBuilders International Equity ETF	25,948,932	27,223,413
BetaBuilders Japan ETF	79,312,027	161,069,212
BetaBuilders U.S. Equity ETF	15,995,378	2,066,163
BetaBuilders U.S. Mid Cap Equity ETF	120,310,069	33,547,688
BetaBuilders U.S. Small Cap Equity ETF	35,062,221	8,267,275
Carbon Transition U.S. Equity ETF	1,099,727	309,681
Climate Change Solutions ETF	3,132,707	—
Emerging Markets Equity ETF	26,014,239	5,149,424
International Equity ETF	50,182,642	78,717,829
U.S. Equity ETF	27,942,518	8,461,656
U.S. Mid Cap Equity ETF	12,737,239	1,060,104
U.S. Small Cap Equity ETF	15,236,353	5,259,486
International Growth ETF	6,482,137	2,981,997
U.S. Momentum Factor ETF	22,566,377	2,302,894
U.S. Quality Factor ETF	26,963,158	8,019,573
U.S. Value Factor ETF	44,202,604	8,769,787
During the year ended October 31, 2022, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
U.S. Equity ETF	$—	$3,008,424
U.S. Mid Cap Equity ETF	—	3,252,019
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for ActiveBuilders International Equity ETF, BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, BetaBuilders U.S. Small Cap Equity ETF, Carbon Transition U.S. Equity ETF, Climate Change Solutions ETF, International Equity ETF and International Growth ETF, and plus at least 110% for ActiveBuilders Emerging Markets Equity ETF and Emerging Markets Equity ETF of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	285

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of October 31, 2022, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
ActiveBuilders Emerging Markets Equity ETF	73.8%	—%
BetaBuilders International Equity ETF	—	81.2
BetaBuilders U.S. Mid Cap Equity ETF	54.9	39.1
BetaBuilders U.S. Small Cap Equity ETF	—	91.1
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of October 31, 2022, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
ActiveBuilders International Equity ETF	78%
Carbon Transition U.S. Equity ETF	75
Climate Change Solutions ETF	84
Significant shareholder transactions by the Adviser may impact the Funds' performance and liquidity.
ActiveBuilders Emerging Markets Equity ETF, ActiveBuilders International Equity ETF, BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, Climate Change Solutions ETF, Emerging Markets Equity ETF, International Equity ETF and International Growth ETF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

286	J.P. Morgan Exchange-Traded Funds	October 31, 2022

As of October 31, 2022, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	ActiveBuilders Emerging Markets Equity ETF	ActiveBuilders International Equity ETF	BetaBuilders Canada ETF	BetaBuilders Developed Asia Pacific ex-Japan ETF	BetaBuilders Europe ETF	BetaBuilders International Equity ETF	BetaBuilders Japan ETF
Australia	—%	—%	—%	59.3%	—%	—%	—%
Canada	—	—	96.1	—	—	—	—
China	25.8	—	—	—	—	—	—
France	—	12.1	—	—	16.1	10.2	—
Germany	—	—	—	—	11.4	—	—
Hong Kong	—	—	—	17.0	—	—	—
India	14.3	—	—	—	—	—	—
Japan	—	19.1	—	—	—	23.8	100.0
Singapore	—	—	—	11.2	—	—	—
South Korea	11.9	—	—	—	—	—	—
Taiwan	14.7	—	—	—	—	—	—
United Kingdom	—	12.5	—	—	19.0	12.1	—

	Emerging Markets Equity ETF	International Equity ETF	International Growth ETF
Australia	—%	10.7%	—%
China	22.1	—	—
India	11.8	—	—
Japan	—	30.2	11.7
United Kingdom	—	16.1	13.2
As of October 31, 2022, a significant portion of the investments of the ActiveBuilders Emerging Markets Equity ETF, ActiveBuilders International Equity ETF, BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, Emerging Markets Equity ETF, International Equity ETF and International Growth ETF consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
The Funds, except for ActiveBuilders Emerging Markets Equity ETF, ActiveBuilders International Equity ETF, Climate Change Solutions ETF and International Growth ETF, may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, each Fund’s return may differ from the return of the underlying index.
ActiveBuilders Emerging Market Equity ETF, ActiveBuilders International Equity ETF, BetaBuilders Canada ETF, BetaBuilders Developed Asia Pacific ex-Japan ETF, BetaBuilders Europe ETF, BetaBuilders International Equity ETF, BetaBuilders Japan ETF, Climate Change Solutions ETF, Diversified Return Emerging Markets Equity ETF, Diversified International Equity ETF and International Growth ETF invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and

October 31, 2022	J.P. Morgan Exchange-Traded Funds	287

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile ActiveBuilders Emerging Market Equity ETF and Diversified Return Emerging Markets Equity ETF each invests a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
Climate Change Solutions ETF’s investment strategy may result in the Climate Change Solutions ETF investing in securities or industry sectors that underperform the market. The Climate Change Solutions ETF’s focus on securities of issuers that, in the Adviser’s opinion, are developing solutions to address climate change and benefit from growing demand for such solutions will result in exposure to certain market segments including transportation, construction, food and water, renewable energy and electrification and recycling and reuse. Climate Change Solutions ETF will be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. Climate Change Solutions ETF is particularly exposed to, and may be negatively impacted by changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. Companies involved in renewable energy and electrification also may be adversely affected by the increased use of, or decreases in prices for, oil or other fossil fuels. In addition, scientific developments, such as breakthroughs in the remediation of climate change, and changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on energy, pollution control and mitigation of climate change. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. The Adviser may consider certain factors related to climate change that may cause it to perform differently compared to funds that do not have such considerations. The consideration of these factors may result in the Climate Change Solutions ETF forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for climate change reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies identified by the Adviser do not operate as expected when addressing climate changes issues. There are significant differences in interpretations of what it means for a company to have solutions that address climate change.
In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Event
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

288	J.P. Morgan Exchange-Traded Funds	October 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the twenty-one funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (twenty-one of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan ActiveBuilders Emerging Markets Equity ETF(1)
JPMorgan ActiveBuilders International Equity ETF(2)
JPMorgan BetaBuilders Canada ETF(3)
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)(3)
JPMorgan BetaBuilders Europe ETF(3)
JPMorgan BetaBuilders International Equity ETF(3)
JPMorgan BetaBuilders Japan ETF(3)
JPMorgan BetaBuilders U.S. Equity ETF(3)
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF(3)
JPMorgan BetaBuilders U.S. Small Cap Equity ETF(4)
JPMorgan Carbon Transition U.S. Equity ETF(5)
JPMorgan Climate Change Solutions ETF(6)
JPMorgan Diversified Return Emerging Markets Equity ETF(3)
JPMorgan Diversified Return International Equity ETF(3)
JPMorgan Diversified Return U.S. Equity ETF(3)
JPMorgan Diversified Return U.S. Mid Cap Equity ETF(3)
JPMorgan Diversified Return U.S. Small Cap Equity ETF(3)
JPMorgan International Growth ETF(3)
JPMorgan U.S. Momentum Factor ETF(3)
JPMorgan U.S. Quality Factor ETF(3)
JPMorgan U.S. Value Factor ETF(3)

(1)
Statement of operations for the year ended October 31, 2022, and statement of changes in net assets for the year ended October 31, 2022 and the period March 10, 2021 (commencement of operations) through October 31, 2021

(2)
Statement of operations for the year ended October 31, 2022, and statement of changes in net assets for the year ended October 31, 2022 and the period July 7, 2021 (commencement of operations) through October 31, 2021

(3)	Statement of operations for the year ended October 31, 2022 and statement of changes in net assets for the years ended October 31, 2022 and October 31, 2021
(4)
Statement of operations for the year ended October 31, 2022, and statement of changes in net assets for the year ended October 31, 2022 and the period November 16, 2020 (commencement of operations) through October 31, 2021

(5)
Statement of operations for the year ended October 31, 2022, and statement of changes in net assets for the year ended October 31, 2022 and the period December 9, 2020 (commencement of operations) through October 31, 2021

(6)	Statement of operations and statement of changes in net assets for the period December 13, 2021 (commencement of operations) through October 31, 2022
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	289

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 22, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

290	J.P. Morgan Exchange-Traded Funds	October 31, 2022

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	166	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	166	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	166	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	166
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	166	None

October 31, 2022	J.P. Morgan Exchange-Traded Funds	291

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	166	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	166
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	166
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	166	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	None

292	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	166
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	166	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	166	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (166 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	293

TRUSTEES
(Unaudited) (continued)
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

294	J.P. Morgan Exchange-Traded Funds	October 31, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) **(formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022)*** (formerly Secretary 2018-2022)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Mangement Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)***	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	295

OFFICERS
(Unaudited) (continued)
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

296	J.P. Morgan Exchange-Traded Funds	October 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2022, and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan ActiveBuilders Emerging Markets Equity ETF
Actual	$1,000.00	$815.10	$1.56	0.34%
Hypothetical	1,000.00	1,023.49	1.73	0.34
JPMorgan ActiveBuilders International Equity ETF
Actual	1,000.00	887.30	1.19	0.25
Hypothetical	1,000.00	1,023.94	1.28	0.25
JPMorgan BetaBuilders Canada ETF
Actual	1,000.00	898.90	0.96	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (formerly known as JPMorgan BetaBuilders Developed Asia ex-Japan ETF)
Actual	1,000.00	851.30	0.93	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
JPMorgan BetaBuilders Europe ETF
Actual	1,000.00	881.70	0.47	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
JPMorgan BetaBuilders International Equity ETF
Actual	1,000.00	881.10	0.33	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07
JPMorgan BetaBuilders Japan ETF
Actual	1,000.00	894.60	0.96	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
JPMorgan BetaBuilders U.S. Equity ETF
Actual	1,000.00	940.40	0.15	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03

October 31, 2022	J.P. Morgan Exchange-Traded Funds	297

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
Actual	$1,000.00	$955.70	$0.35	0.07%
Hypothetical	1,000.00	1,024.85	0.36	0.07
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
Actual	1,000.00	997.20	0.45	0.09
Hypothetical	1,000.00	1,024.75	0.46	0.09
JPMorgan Carbon Transition U.S. Equity ETF
Actual	1,000.00	950.00	0.74	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
JPMorgan Climate Change Solutions ETF
Actual	1,000.00	941.20	2.40	0.49
Hypothetical	1,000.00	1,022.73	2.50	0.49
JPMorgan Diversified Return Emerging Markets Equity ETF
Actual	1,000.00	886.80	2.14	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
JPMorgan Diversified Return International Equity ETF
Actual	1,000.00	847.20	1.77	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38
JPMorgan Diversified Return U.S. Equity ETF
Actual	1,000.00	957.40	0.89	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Actual	1,000.00	957.30	1.23	0.25
Hypothetical	1,000.00	1,023.94	1.28	0.25
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Actual	1,000.00	990.10	1.50	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
JPMorgan International Growth ETF
Actual	1,000.00	853.40	2.62	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56
JPMorgan U.S. Momentum Factor ETF
Actual	1,000.00	966.60	0.64	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
JPMorgan U.S. Quality Factor ETF
Actual	1,000.00	963.80	0.59	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12
JPMorgan U.S. Value Factor ETF
Actual	1,000.00	955.70	0.59	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

298	J.P. Morgan Exchange-Traded Funds	October 31, 2022

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board, and now consists of Trustees from both Boards. The Board and its investment committees (money market and alternative products, equity, and fixed income) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the management agreements. The Board also met for the specific purpose of considering management agreement annual renewals. The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the management agreements for each Fund whose semi-annual report is contained herein (each a “Management Agreement” and collectively, the “Management Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to a Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to a Management Agreement or any of their affiliates, approved the continuation of each Management Agreement on August 11, 2022.
As part of their review of the Management Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Management Agreements, the Trustees reviewed the Management Agreements with represen tatives of the Adviser, counsel to the Trusts, and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreements. The Trustees also discussed the Management Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below.  The Trustees considered information provided with respect to the Funds over the course of the year, as well as the materials furnished specifically in connection with this annual renewal process.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation received by the Adviser from each Fund under the Management Agreement was fair and reasonable and that the continuance of the Management Agreement was in the best interests of each Fund and its shareholders.
The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under its respective Management Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;

October 31, 2022	J.P. Morgan Exchange-Traded Funds	299

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received, reviewed, considered and discussed information regarding the profitability to the Adviser and its affiliates from providing services to the Funds. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using allocation methodologies developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, the Trustees concluded that the profitability to the Adviser under each Management Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of these arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that certain J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which each Fund will benefit from potential economies of scale.  The Trustees noted that the management fee schedule for the Funds does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses are limited even when a Fund is new and not achieving economies of scale.  The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of management services and fee rates offered to other clients of the Adviser, including, to the extent

300	J.P. Morgan Exchange-Traded Funds	October 31, 2022

applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund, as applicable.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year.
For all Funds with the exception of the JPMorgan ActiveBuilders International Equity ETF, JPMorgan ActiveBuilders Emerging Markets Equity ETF, JPMorgan Climate Change Solutions ETF and JPMorgan International Growth ETF, the Trustees considered each Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by Broadridge and/or management.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark index.  The Trustees also discussed the performance and the investment strategy of each Fund with the Adviser.  Based on these discussions and various other factors, the Trustee concluded each Fund’s performance was satisfactory.
For JPMorgan ActiveBuilders International Equity ETF, JPMorgan ActiveBuilders Emerging Markets Equity ETF and JPMorgan Climate Change Solutions ETF, each of which launched in 2021, the Trustees discussed each Fund’s performance (on both a relative and absolute basis).  The Trustees also considered each Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds.  The Trustees also discussed the performance and the investment strategy of each Fund with the Adviser.  Based on these discussions and various other factors, the Trustees concluded each Fund’s performance was satisfactory.
For the JPMorgan International Growth ETF (the “IG Fund”), the Trustees received and considered absolute and relative performance information for the IG Fund in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included ranking the IG Fund within a performance universe comprised of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting exchange-traded funds in the IG Fund’s Peer Group and Universe and noted that the Peer Group quintile rankings were not calculated if the number of funds in the Peer Group did not meet a predetermined minimum.  The Trustees also considered the IG Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by Broadridge and/or management.  As part of this review, the Trustees reviewed the IG Fund’s performance against its benchmark and considered the IG Fund’s performance information provided at regular Board meetings by the Adviser.  After consideration, the Trustees determined that the IG Fund’s performance was consistent with its investment objective.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the IG Fund’s performance are summarized below:
The Trustees noted that the IG Fund’s performance was in the fourth quintile of the Universe for the one-year period ended December 31, 2021.  Broadridge did not calculate quintile rankings for the Peer Group for the IG Fund due to the limited number of funds in the Peer Group. The Trustees discussed the performance and investment strategy of the IG Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the IG Fund’s performance was satisfactory under the circumstances.
Management Fees and Expense Ratios
The Trustees considered the contractual management fee rate paid by each Fund to the Adviser and compared the rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Morningstar category as each Fund.  This review included ranking of each Fund within an expense universe comprised of funds with the same Morningstar investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe, as applicable, and noted that the Peer Group quintile rankings were not calculated if the number of funds in the Peer Group did not meet a predetermined minimum.  The Trustees also reviewed information about other expenses and the total expense ratio for each Fund.  The Trustees compared the management fee for each Fund to fees charged to mutual funds and/or institutional accounts with similar investment

October 31, 2022	J.P. Morgan Exchange-Traded Funds	301

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
objectives or in similar asset classes managed by the Adviser.  The Trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other accounts.  The Trustees considered how the Funds are positioned against peer funds, as identified by management and/or Broadridge and noted that each Fund’s management fee was appropriate as compared to identified peer funds.  The Trustees’ determinations as a result of the review of each Fund’s management fees and expense ratios are summarized below:
The Trustees noted that the JPMorgan ActiveBuilders Emerging Markets Equity ETF’s net management fee was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan ActiveBuilders International Equity ETF’s net management fee was in the first and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders Canada ETF’s net management fee and actual total expenses were in the first quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for this Fund  due to the limited number of funds in the Peer Group.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders Europe ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders International Equity ETF’s net management fee and actual total expenses were in the second and first quintiles of the Peer
Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders Japan ETF’s net management fee and actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders U.S. Equity ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders U.S. Mid Cap Equity ETF’s net management fee and actual total expenses were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan BetaBuilders U.S. Small Cap Equity ETF’s net management fee was in the fourth and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Carbon Transition U.S. Equity ETF’s net management fee and actual total expenses were in the third and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Climate Change Solutions ETF’s net management fee and actual total expenses were in the fourth and third quintiles of the Universe, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for this Fund due to the limited number of funds in the Peer Group.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.

302	J.P. Morgan Exchange-Traded Funds	October 31, 2022

The Trustees noted that the JPMorgan Diversified Return Emerging Markets Equity ETF’s net management fee was in the third quintile of both the Peer Group and Universe, and that the actual total expenses were in the first and third quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Diversified Return International Equity ETF’s net management fee and actual total expenses were in the third and fourth quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Diversified Return U.S. Equity ETF’s net management fee and actual total expenses were in the second quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund .
The Trustees noted that the JPMorgan Diversified Return U.S. Mid Cap Equity ETF’s net management fee was in the first and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan Diversified Return U.S. Small Cap Equity ETF’s net management fee and actual total expenses were in the second and third quintiles of the
Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan International Growth ETF’s net management fee and actual total expenses were in the third quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for this Fund  due to the limited number of funds in the Peer Group.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan U.S. Momentum Factor ETF’s net management fee and actual total expenses were in the first quintile of the Universe. Broadridge did not calculate quintile rankings for the Peer Group for this Fund due to the limited number of funds in the Peer Group. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan U.S. Quality Factor ETF’s net management fee and actual total expenses were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the JPMorgan U.S. Value Factor ETF’s net management fee and actual total expenses were in the second and first quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the management fee was satisfactory in light of the services provided to the Fund.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	303

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2022:
Dividends Received Deduction
JPMorgan BetaBuilders U.S. Equity ETF	100.00%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	76.69
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	81.44
JPMorgan Carbon Transition U.S. Equity ETF	100.00
JPMorgan Climate Change Solutions ETF	100.00
JPMorgan Diversified Return U.S. Equity ETF	96.02
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	97.60
JPMorgan Diversified Return U.S. Small Cap Equity ETF	83.24
JPMorgan U.S. Momentum Factor ETF	100.00
JPMorgan U.S. Quality Factor ETF	100.00
JPMorgan U.S. Value Factor ETF	92.68
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2022:
Long-Term Capital Gain Distribution
JPMorgan International Growth ETF	$397,492
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2022:
Qualified Dividend Income
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$8,301,765
JPMorgan ActiveBuilders International Equity ETF	416,997
JPMorgan BetaBuilders Canada ETF	177,352,285
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF	171,140,032
JPMorgan BetaBuilders Europe ETF	237,373,501
JPMorgan BetaBuilders International Equity ETF	86,689,115
JPMorgan BetaBuilders Japan ETF	148,456,869
JPMorgan BetaBuilders U.S. Equity ETF	14,262,272
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	14,168,125
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	5,040,020
JPMorgan Carbon Transition U.S. Equity ETF	316,660
JPMorgan Climate Change Solutions ETF	41,135
JPMorgan Diversified Return Emerging Markets Equity ETF	4,103,994
JPMorgan Diversified Return International Equity ETF	24,448,633
JPMorgan Diversified Return U.S. Equity ETF	12,195,450
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	4,166,977
JPMorgan Diversified Return U.S. Small Cap Equity ETF	2,440,745
JPMorgan International Growth ETF	497,189
JPMorgan U.S. Momentum Factor ETF	2,634,717
JPMorgan U.S. Quality Factor ETF	6,843,698
JPMorgan U.S. Value Factor ETF	11,148,763
Section 199A Income
The following funds had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended October 31, 2021.
199A Income
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	$221,521
JPMorgan Diversified Return U.S. Equity ETF	114,617
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	81,307
JPMorgan Diversified Return U.S. Small Cap Equity ETF	245,996
JPMorgan U.S. Momentum Factor ETF	38,335

304	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended October 31, 2022, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Foreign Tax Credit
JPMorgan ActiveBuilders Emerging Markets Equity ETF	$28,935,718	$3,135,909
JPMorgan ActiveBuilders International Equity ETF	957,277	97,617
JPMorgan BetaBuilders Canada ETF	195,377,694	26,619,434
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF	219,960,754	1,402,398
JPMorgan BetaBuilders Europe ETF	296,284,969	24,164,684
JPMorgan BetaBuilders International Equity ETF	104,894,479	7,583,518
JPMorgan BetaBuilders Japan ETF	180,498,770	17,053,858
JPMorgan Climate Change Solutions ETF	259,565	25,847
JPMorgan Diversified Return Emerging Markets Equity ETF	8,832,528	896,552
	Total Foreign Source Income	Foreign Tax Credit
JPMorgan Diversified Return International Equity ETF	$34,445,430	$1,559,258
JPMorgan International Growth ETF	899,045	71,041

October 31, 2022	J.P. Morgan Exchange-Traded Funds	305

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J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Funds' quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. October 2022.
AN-ETF-1022

Annual Report
J.P. Morgan Exchange-Traded Funds
October 31, 2022
Fund	Ticker	Listing Exchange
JPMorgan Social Advancement ETF	UPWD	Nasdaq Stock Market® LLC
JPMorgan Sustainable Consumption ETF	CIRC	Nasdaq Stock Market® LLC
JPMorgan Sustainable Infrastructure ETF	BLLD	Nasdaq Stock Market® LLC

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
December 15, 2022 (Unaudited)
Dear Shareholder,
Global financial markets reflected turmoil in the global economy in 2022, stirred by sharply higher inflation, rising interest rates, sporadic pandemic disruptions and the widening impact of the Russia-Ukraine conflict. Prices for both equities and bonds tumbled during the first half of the year and remained under pressure through the end of October.

“While investors seek to adapt to the
current market environment, we
believe a well-diversified portfolio
and a patient outlook remain crucial
components of a successful invest-
ment approach.”
— Brian S. Shlissel

Emerging market equities underperformed both the U.S. and other developed equity markets amid economic weakness in China and slowing global demand during the period. Across Europe, the war in Ukraine set off an energy crisis as a result of reduced imports of natural gas from Russia. U.S. equity markets also fell in 2022, but surprisingly strong corporate earnings and consumer spending helped leading U.S. indexes to rebound from their lowest levels. For the twelve month period ended October 31, 2022, the MSCI Emerging Markets Index returned -31.0%, the MSCI EAFE Index returned -23.0% and the S&P 500 Index returned -14.6%.
Notably, some recent U.S. inflationary data has indicated signs of easing price pressures and U.S. economic output as measured by gross domestic product turned positive in the third quarter of 2022, following two consecutive quarters of negative growth. Though the U.S. economy has lost momentum in 2022, it has not yet fallen into recession. Meanwhile, as the potential for a rapid resolution to the war in Ukraine appears to have faded, the European Union and its largest constituent nations have moved to secure sufficient winter energy supplies while decreasing their dependence on imports of natural gas from Russia. In the U.K., a year-long political crisis was resolved with the accession of Rishi Sunak to prime minister in October 2022, which helped shore up the value of British pound and stabilize U.K. financial markets. China has eased some of the social restrictions under its “Zero Covid” policy and domestic equity indexes recently rose amid investor expectations that China’s economy may fully reopen in the coming months.
As 2022 comes to a close, financial markets are likely to remain volatile due to investor uncertainty regarding the outlook for inflation, interest rates and economic momentum. Increased geo-political tensions between Russia and Ukraine’s Western allies also remains a headwind for global financial markets.
Investors this year have confronted economic and financial market conditions not experienced in many years. While investors seek to adapt to the current market environment, we believe a well-diversified portfolio and a patient outlook remain crucial components of a successful investment approach. Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-844-457-6383 or www.jpmorganfunds.com for more information

October 31, 2022	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)
While developed market equities largely ended 2021 with positive returns, global prices for equities and bonds plummeted in 2022 amid accelerating inflation, rising interest rates, pandemic disruptions in China and the outbreak of conflict in Ukraine. Returns for both equity and bond markets broadly declined during the first half of 2022 and remained in negative territory through the end of October. Notably, global energy prices rose sharply in the first half of 2022 before receding somewhat in the third quarter.
In the EU, the war in Ukraine remained the focus of investors’ attention as energy supplies from Russia were constrained and the potential for a rapid resolution to the conflict receded. Both the EU and its individual constituent nations moved to build up reserves of natural gas and petroleum ahead of the winter months. By the end of October 2022, several European governments had sought to confront soaring inflation with spending plans to help households manage rising food and energy costs. The European Central Bank responded to the highest inflation rates in 40 years by sharply raising its policy interest rates in September 2022 and again in October. During the twelve month period, equity markets in Europe largely outperformed emerging markets equities but underperformed U.S. equity markets.
Political turmoil in the U.K. added to a weakening economic outlook that rattled financial markets and pushed the British pound to a 37-year low against the U.S. dollar. By late October 2022, the accession of Rishi Sunak to prime minister provided some support for both the pound and U.K. financial markets. The Bank of England was among the earliest developed market central banks to move to curb inflationary pressures, with an initial interest rate increase in December 2021, and seven more increases during the period.
Developed markets in the Asia-Pacific region also slumped during the period amid rising inflation, particularly soaring energy prices, and broad weakness in the semiconductors sector. Despite inflationary pressures, the Bank of Japan maintained its ultra-low interest rate policy. Meanwhile, equities in Hong Kong and Singapore largely underperformed other developed markets.
In the U.S., investors largely kept their focus on inflation data as indicators of short-term policy of the U.S. Federal Reserve. In mid-March 2022, the central bank initiated its first interest rate increase since late 2018, and then followed with four more rate raises by the end of September 2022. U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and dropped 0.6% in the second quarter before rebounding to a 2.6% increase in the third quarter. Consumer spending declined but remained somewhat better than investors expected. By the end of June 2022, U.S. equity prices had tumbled more than 20% from the start of the year, which is generally considered a bear market. However, prices rebounded somewhat by the end of October 2022.
Meanwhile, emerging markets equities and bonds slumped throughout the twelve months ended in October 2022. China was among the worst performers as the government’s “zero covid” policy led to strict lockdowns in several large cities, which weighed on the services sector in particular and on economic growth in general. China’s technology sector remained under pressure amid increased scrutiny of large technology companies by government regulators. Across emerging markets rising interest rates weighed on government spending and higher energy prices hurt markets of regions dependent on petroleum imports.
For the twelve months ended October 31, 2022, the S&P 500 Index returned -14.6%, the MSCI EAFE Index returned -23.0 and the MSCI Emerging Markets Index returned -31.0%.

2	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan Social Advancement ETF
FUND COMMENTARY
FOR THE PERIOD September 7, 2022 (FUND INCEPTION) THROUGH October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(1.35)%
Market Price **	(1.17)%
MSCI ACWI Index (net total return)	(3.31)%
Net Assets as of 10/31/2022	$10,653,044
Fund Ticker	UPWD
INVESTMENT OBJECTIVE ***
The JPMorgan Social Advancement ETF (the “Fund”) seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are facilitating social and economic advancement.
INVESTMENT APPROACH
The Fund invests primarily in common stocks, depositary receipts and real estate investment trusts (REITs) of companies that the adviser believes are facilitating the social and economic empowerment of people and communities across all levels of society through access to goods and services that allow them to survive and thrive. The Fund uses a "thematic" investment approach that seeks to identify and invest in companies that are relevant to the theme of social advancement, and selects companies within key sub-themes, such as essential amenities, affordable housing and infrastructure, health care and wellbeing, education and training talent, attainable financing, and accessing the digital ecosystem.
HOW DID THE FUND PERFORM?
For the period from inception September 7, 2022 to October 31, 2022, the Fund provided a negative absolute return and outperformed the MSCI ACWI Index (the “Index”).
The Fund’s security selections in the information technology and communication services sectors were leading detractors from absolute performance, while the Fund’s security selections in the health care and financials sectors were leading contributors to performance.
Leading individual detractors from Fund performance included Microsoft Corp., Alphabet Inc. and AIA Group Ltd. Shares of
Microsoft, a U.S. software and technology provider, and Alphabet, a U.S. technology provider and parent of Google Inc, both fell amid a broad sell-off in the technology sector during the period. Shares of AIA Group, a Hong Kong insurance and financial services provider, fell late in the period amid investor expectations for weaker-than-expected results for the third quarter of 2022.
Leading individual contributors to Fund performance included Intuitive Surgical Inc., FinecoBank SpA and Eli Lilly & Co. Shares of Intuitive Surgical, a U.S. medical equipment manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of FinecoBank, an Italian financial technology provider, rose after the company reported consecutive quarters of better-than-expected earnings. Shares of Eli Lilly, a U.S. pharmaceuticals maker, rose as the company launched several new drugs during the period.
Relative to the Index, the Fund’s security selections in the health care and financials sectors were leading contributors to performance, while the Fund’s underweight position in the energy sector, where it had no holdings, and its security selection in the industrials sector were the leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
As a result of the adviser’s thematic investment process, the Fund’s largest allocations during the period were to the health care and information technology sectors and its smallest allocations were to the materials and real estate sectors. The
Fund had no allocations to the utilities and energy sectors.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Social Advancement ETF
FUND COMMENTARY
FOR THE PERIOD September 7, 2022 (FUND INCEPTION) THROUGH October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.35 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Nasdaq Stock Market® LLC. As of October 31, 2022, the closing price was $47.44.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.0%
2.	UnitedHealth Group, Inc.	4.5
3.	Vinci SA (France)	2.9
4.	RELX plc (United Kingdom)	2.8
5.	HDFC Bank Ltd., ADR (India)	2.7
6.	Alphabet, Inc., Class A	2.6
7.	Boston Scientific Corp.	2.6
8.	Wal-Mart de Mexico SAB de CV (Mexico)	2.3
9.	Mastercard, Inc., Class A	2.3
10.	Novo Nordisk A/S, Class B (Denmark)	2.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
United States	52.1%
Netherlands	6.3
Japan	5.3
United Kingdom	4.8
France	2.9
India	2.7
Mexico	2.3
Denmark	2.3
Ireland	1.9
China	1.6
Italy	1.6
Brazil	1.3
Peru	1.3
Belgium	1.2
Portugal	1.2
Indonesia	1.1
Switzerland	1.0
Hong Kong	1.0
Others (each less than 1.0%)	4.1
Short-Term Investments	4.0

4	J.P. Morgan Exchange-Traded Funds	October 31, 2022

TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Social Advancement ETF
Net Asset Value	September 7, 2022	(1.35)%
Market Price		(1.17)
LIFE OF FUND PERFORMANCE (9/7/22 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on September 7, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Social Advancement ETF and the MSCI ACWI Index (net total return) from September 7, 2022 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI ACWI Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in developed and emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Sustainable Consumption ETF
FUND COMMENTARY
FOR THE PERIOD September 7, 2022 (FUND INCEPTION) THROUGH October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(2.06)%
Market Price **	(1.77)%
MSCI ACWI Index (net total return)	(3.31)%
Net Assets as of 10/31/2022	$10,575,739
Fund Ticker	CIRC
INVESTMENT OBJECTIVE ***
The JPMorgan Sustainable Consumption ETF (the “Fund”) seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions that help preserve natural resources, improve resource use, or reduce waste.
INVESTMENT APPROACH
The Fund invests primarily in common stocks, and depositary receipts and real estate investment trusts (REITs) of companies that the adviser believes are developing solutions that reduce human impact on natural resources in specific communities, regions or around the globe. The Fund uses a "thematic" investment approach that seeks to identify and invest in companies that are relevant to the theme of sustainable consumption and selects companies within key sub-themes, such as sustainable water systems, sustainable agriculture and food, sustainable production technologies, sustainable materials and design, and recycling and re-use.
HOW DID THE FUND PERFORM?
For the period from inception on September 7, 2022 to October 31, 2022, the Fund had a negative absolute return and outperformed the MSCI ACWI Index (the “Index”).
The Fund’s security selections in the materials and information technology sectors were leading detractors from absolute performance, while the Fund’s security selections in the industrials and health care sectors were leading contributors to performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in SIG Group AG, Taiwan Semiconductor Manufacturing Co. and Nike Inc. Shares of SIG Group, a Swiss maker of food packaging, fell amid rising materials costs during the period. Shares of Taiwan Semiconductor Manufacturing fell amid investor concerns that the company’s business could be hurt by tighter controls on U.S. technology exports to China. Shares of Nike, a U.S. footwear and apparel maker, fell after the company said rising inventories, shrinking consumer demand and a stronger U.S. dollar may hurt earnings in 2022.
Leading individual contributors to Fund performance included Deere & Co., Valmont Industries Inc. and Eli Lilly & Co. Shares of Deere, a U.S. agricultural machines and tractors maker, rose after the company raised its quarterly dividend and reported better-than-expected revenue for the second quarter and third quarters of 2022. Shares of Valmont Industries, a U.S. manufacturer of fabricated metal products, rose after the company reported consecutive quarters of better-than-expected earnings and revenue during the period. Shares of Eli Lilly, a U.S. pharmaceuticals maker, rose as the company launched several new drugs during the period.
Relative to the Index, the Fund’s security selection and overweight position in the industrials sector were leading contributors to performance, while the Fund’s underweight position in the energy sector and its security selection in the materials sector were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
As a result of the adviser’s thematic investment approach, the Fund’s largest allocations during the period were to the industrials and information technology sectors and the smallest allocations were to the energy and consumer discretionary sectors. The Fund had no allocations to the utilities, financials and communication services sectors.

6	J.P. Morgan Exchange-Traded Funds	October 31, 2022

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.01 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Nasdaq Stock Market® LLC. As of October 31, 2022, the closing price was $47.15.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Deere & Co.	4.1%
2.	Trane Technologies plc	3.8
3.	Xylem, Inc.	3.1
4.	General Mills, Inc.	2.8
5.	Trimble, Inc.	2.8
6.	Tetra Tech, Inc.	2.8
7.	Koninklijke DSM NV (Netherlands)	2.6
8.	Danaher Corp.	2.5
9.	Valmont Industries, Inc.	2.5
10.	Brambles Ltd. (Australia)	2.5

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
United States	59.0%
Japan	5.9
Germany	4.3
Netherlands	4.2
United Kingdom	3.6
Switzerland	2.6
Finland	2.6
Australia	2.4
Ireland	2.2
Canada	2.2
China	2.0
Denmark	1.9
Norway	1.8
Taiwan	1.3
Others (each less than 1.0%)	1.2
Short-Term Investments	2.8

October 31, 2022	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Sustainable Consumption ETF
FUND COMMENTARY
FOR THE PERIOD September 7, 2022 (FUND INCEPTION) THROUGH October 31, 2022 (Unaudited) (continued)
TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Sustainable Consumption ETF
Net Asset Value	September 7, 2022	(2.06)%
Market Price		(1.77)
LIFE OF FUND PERFORMANCE (9/7/22 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on September 7, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Sustainable Consumption ETF and the MSCI ACWI Index (net total return) from September 7, 2022 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI ACWI Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in developed and emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan Sustainable Infrastructure ETF
FUND COMMENTARY
FOR THE PERIOD September 7, 2022 (FUND INCEPTION) THROUGH October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(10.50)%
Market Price **	(10.29)%
MSCI ACWI Index (net total return)	(3.31)%
Net Assets as of 10/31/2022	$9,665,086
Fund Ticker	BLLD
INVESTMENT OBJECTIVE ***
The JPMorgan Sustainable Infrastructure ETF (the “Fund”) seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are well-positioned to develop the infrastructure required to facilitate a sustainable and inclusive economy.
INVESTMENT APPROACH
The Fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts of companies that the adviser believes are facilitating access to essential goods and services, improved connectivity, social infrastructure, and environmental resilience, or are in the process of developing products or services to facilitate such access. The Fund uses a "thematic" investment approach that seeks to identify and invest in companies that are relevant to the theme of sustainable infrastructure and selects companies within key sub-themes, such as electricity infrastructure, renewables infrastructure, transport infrastructure, water infrastructure, digital infrastructure, sustainable logistics, medical infrastructure, and social housing and education infrastructure.
HOW DID THE FUND PERFORM?
For the period from inception on September 7, 2022 to October 31, 2022, the Fund had a negative absolute return and underperformed the MSCI ACWI Index (the “Index”).
The Fund’s security selections in the real estate and utilities sectors were leading detractors from performance, while the Fund’s security selections in the health care and consumer discretionary sectors were leading contributors to performance.
Leading individual detractors from Fund performance included SolarEdge Technologies Inc., Welltower Inc. and NextEra Energy Inc. Shares of SolarEdge Technologies, an Israeli maker of solar power systems and devices, fell late in the period amid investor uncertainty about U.S. renewable energy policy ahead of congressional midterm elections in early November 2022. Shares of Welltower, a U.S. health care sector real estate investment trust, fell late in the period after the company reported lower-than-expected forecasts of cash flow. Shares of NextEra Energy, a U.S. electric utility, fell amid investor expectations that damage from Hurricane Ian would hurt operations.
Leading individual contributors to Fund performance included Samsung SDI Co., Xylem Inc. and HCA Healthcare Inc. Shares of Samsung SDI, a South Korean maker of batteries and related materials, rose amid the company’s push into the U.S. electric vehicle battery market. Shares of Xylem, a U.S. maker of industrial machinery for water and wastewater treatment, rose after the company reported better-than-expected earnings and revenue for the second quarter of 2022 and raised its earnings forecast for the year. Shares of HCA Healthcare, a U.S. operator of hospitals and related facilities and services, rose after the company reported better-than-expected earnings and revenue for the second quarter of 2022.
Relative to the Index, the Fund’s overweight positions in the real estate and utilities sectors were leading detractors from performance, while the Fund’s underweight positions in the consumer discretionary and communication services sectors were leading contributors to relative performance.
HOW WAS THE FUND POSITIONED?
As a result of the adviser’s thematic investment process, the Fund’s largest allocations during the period were to the utilities and real estate sectors and the smallest allocations were to the consumer discretionary and financials sectors. The Fund has no allocations to the materials, energy and consumer staples sectors.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Sustainable Infrastructure ETF
FUND COMMENTARY
FOR THE PERIOD September 7, 2022 (FUND INCEPTION) THROUGH October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $42.96 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Nasdaq Stock Market® LLC. As of October 31, 2022, the closing price was $43.06.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Iberdrola SA (Spain)	3.8%
2.	Xylem, Inc.	3.8
3.	HCA Healthcare, Inc.	3.7
4.	NextEra Energy, Inc.	3.3
5.	Alexandria Real Estate Equities, Inc.	2.8
6.	Norfolk Southern Corp.	2.8
7.	Prologis, Inc.	2.6
8.	Enel SpA (Italy)	2.6
9.	SSE plc (United Kingdom)	2.5
10.	Union Pacific Corp.	2.5

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
United States	47.2%
United Kingdom	11.1
Spain	9.3
Italy	4.5
Australia	4.3
Germany	3.8
France	3.7
China	3.5
Denmark	2.4
Canada	2.3
South Korea	2.2
Belgium	1.6
Netherlands	1.3
Japan	1.0
Singapore	0.7
Short-Term Investments	1.1

10	J.P. Morgan Exchange-Traded Funds	October 31, 2022

TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Sustainable Infrastructure ETF
Net Asset Value	September 7, 2022	(10.50)%
Market Price		(10.29)
LIFE OF FUND PERFORMANCE (9/7/22 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
Fund commenced operations on September 7, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Sustainable Infrastructure ETF and the MSCI ACWI Index (net total return) from September 7, 2022 to October 31, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI ACWI Index (net total return) does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The MSCI ACWI Index (net total return) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap stocks in developed and emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Social Advancement ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 95.4%
Australia — 0.9%
Stockland, REIT	39,708	91,491
Belgium — 1.2%
KBC Group NV	2,628	131,704
Brazil — 1.3%
Raia Drogasil SA	28,008	143,578
China — 1.6%
NXP Semiconductors NV	1,152	168,284
Denmark — 2.3%
Novo Nordisk A/S, Class B	2,242	243,775
France — 2.9%
Vinci SA	3,321	305,655
Hong Kong — 1.0%
AIA Group Ltd.	13,600	103,017
India — 2.6%
HDFC Bank Ltd., ADR	4,518	281,517
Indonesia — 1.1%
Bank Rakyat Indonesia Persero Tbk. PT	376,200	112,233
Ireland — 1.9%
Kerry Group plc, Class A	1,134	98,493
Kingspan Group plc	2,041	102,901
		201,394
Italy — 1.6%
FinecoBank Banca Fineco SpA	12,420	167,367
Japan — 5.3%
Katitas Co. Ltd.	5,400	120,839
Recruit Holdings Co. Ltd.	3,800	116,931
T&D Holdings, Inc.	9,900	97,913
Tokio Marine Holdings, Inc.	5,400	97,768
Tokyo Electron Ltd.	500	131,548
		564,999
Mexico — 2.3%
Wal-Mart de Mexico SAB de CV	63,621	245,776
Netherlands — 6.2%
ASML Holding NV	513	240,642
Koninklijke Ahold Delhaize NV	6,893	192,234
Koninklijke DSM NV	1,067	125,511
NN Group NV	2,520	106,703
		665,090
Nigeria — 0.9%
Airtel Africa plc (a)	76,086	98,486
INVESTMENTS	SHARES	VALUE($)

Norway — 0.8%
Kahoot! ASA *	38,492	82,073
Peru — 1.2%
Credicorp Ltd.	909	133,041
Portugal — 1.2%
Jeronimo Martins SGPS SA	6,282	129,994
Puerto Rico — 0.6%
EVERTEC, Inc.	1,737	62,202
South Africa — 0.9%
Vodacom Group Ltd.	14,274	97,227
Switzerland — 1.0%
Sika AG (Registered)	495	111,611
United Kingdom — 4.8%
Reckitt Benckiser Group plc	1,557	103,329
RELX plc	11,002	295,519
Taylor Wimpey plc	102,781	110,503
		509,351
United States — 51.8%
AbbVie, Inc.	1,530	223,992
Alphabet, Inc., Class A *	2,907	274,741
Analog Devices, Inc.	909	129,642
Boston Scientific Corp. *	6,336	273,145
Charles Schwab Corp. (The)	2,043	162,766
CSX Corp.	2,844	82,647
Deere & Co.	612	242,242
Dollar General Corp.	537	136,962
DR Horton, Inc.	1,845	141,844
Eli Lilly & Co.	471	170,544
Fiserv, Inc. *	1,134	116,507
Intuitive Surgical, Inc. *	954	235,132
Lam Research Corp.	279	112,934
M&T Bank Corp.	690	116,175
Mastercard, Inc., Class A	747	245,150
Microsoft Corp.	2,727	633,019
NIKE, Inc., Class B	1,809	167,658
Pathward Financial, Inc.	1,854	77,924
Republic Services, Inc.	774	102,648
Roche Holding AG	468	155,281
Skyline Champion Corp. *	2,709	157,691
SLM Corp.	5,463	90,631
Sun Communities, Inc., REIT	1,233	166,270
Thermo Fisher Scientific, Inc.	324	166,526
Union Pacific Corp.	720	141,941
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
UnitedHealth Group, Inc.	855	474,653
Vertex Pharmaceuticals, Inc. *	729	227,448
Visa, Inc., Class A	765	158,477
Waste Management, Inc.	846	133,981
		5,518,571
Total Common Stocks (Cost $10,209,868)		10,168,436
Short-Term Investments — 4.0%
Investment Companies — 4.0%
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (b) (c)(Cost $422,009)	421,895	421,937
Total Investments — 99.4% (Cost $10,631,877)		10,590,373
Other Assets Less Liabilities — 0.6%		62,671
NET ASSETS — 100.0%		10,653,044

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
PT	Limited liability company
REIT	Real Estate Investment Trust
SGPS	Holding company

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	9.6%
Semiconductors & Semiconductor Equipment	7.4
Food & Staples Retailing	6.7
Software	6.0
IT Services	5.5
Pharmaceuticals	5.4
Health Care Equipment & Supplies	4.8
Health Care Providers & Services	4.5
Biotechnology	4.3
Professional Services	3.9
Household Durables	3.9
Insurance	3.8
Construction & Engineering	2.9
Interactive Media & Services	2.6
Equity Real Estate Investment Trusts (REITs)	2.4
Machinery	2.3
Chemicals	2.2
Commercial Services & Supplies	2.2
Road & Rail	2.1
Wireless Telecommunication Services	1.8
Textiles, Apparel & Luxury Goods	1.6
Life Sciences Tools & Services	1.6
Capital Markets	1.5
Multiline Retail	1.3
Real Estate Management & Development	1.1
Household Products	1.0
Building Products	1.0
Others (each less than 1.0%)	2.6
Short-Term Investments	4.0
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Sustainable Consumption ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 96.6%
Australia — 2.4%
Brambles Ltd.	34,560	258,742
Canada — 2.1%
Ritchie Bros Auctioneers, Inc.	1,216	79,439
West Fraser Timber Co. Ltd.	1,974	148,215
		227,654
China — 2.0%
NXP Semiconductors NV	1,416	206,849
Denmark — 1.9%
Novo Nordisk A/S, Class B	1,819	197,782
Finland — 2.6%
Neste OYJ	3,483	152,655
UPM-Kymmene OYJ	3,538	118,938
		271,593
France — 0.8%
Dassault Systemes SE	2,413	80,881
Germany — 4.3%
GEA Group AG	2,304	80,535
Infineon Technologies AG	1,609	39,043
Siemens AG (Registered)	886	96,759
Symrise AG	2,340	238,850
		455,187
Ireland — 2.2%
Kerry Group plc, Class A	1,865	161,984
Origin Enterprises plc	18,227	67,601
		229,585
Japan — 5.9%
FANUC Corp.	900	117,766
Hitachi Ltd.	2,700	122,509
Keyence Corp.	300	113,120
Kubota Corp.	7,300	101,832
Kurita Water Industries Ltd.	1,800	65,889
Topcon Corp.	9,000	98,445
		619,561
Netherlands — 4.1%
ASML Holding NV	357	167,464
Koninklijke DSM NV	2,304	271,021
		438,485
INVESTMENTS	SHARES	VALUE($)

Norway — 1.8%
Orkla ASA	19,251	129,851
TOMRA Systems ASA	4,095	66,141
		195,992
Spain — 0.4%
Befesa SA (a)	1,115	38,727
Switzerland — 2.6%
SIG Group AG *	11,564	222,296
Sika AG (Registered)	242	54,565
		276,861
Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,277	140,149
United Kingdom — 3.6%
CNH Industrial NV	13,117	169,734
Tate & Lyle plc	26,108	209,783
		379,517
United States — 58.6%
AGCO Corp.	1,033	128,268
Autodesk, Inc. *	960	205,728
Cadence Design Systems, Inc. *	749	113,391
Carrier Global Corp.	4,762	189,337
Danaher Corp.	1,033	259,975
Darling Ingredients, Inc. *	3,044	238,893
Deere & Co.	1,089	431,048
Dover Corp.	1,362	178,000
Ecolab, Inc.	1,033	162,253
Elevance Health, Inc.	339	185,355
Eli Lilly & Co.	585	211,823
Evoqua Water Technologies Corp. *	3,135	122,829
General Mills, Inc.	3,663	298,828
Gladstone Land Corp., REIT	2,377	48,372
International Flavors & Fragrances, Inc.	1,444	140,949
LKQ Corp.	1,249	69,494
Nestle SA (Registered)	2,167	235,897
NIKE, Inc., Class B	1,968	182,394
Rayonier, Inc., REIT	3,089	104,099
Roche Holding AG	640	212,351
Rockwell Automation, Inc.	804	205,261
Schneider Electric SE	859	108,626
Sprouts Farmers Market, Inc. *	2,002	59,059
Tetra Tech, Inc.	2,061	291,178
Trane Technologies plc	2,520	402,268
Trex Co., Inc. *	1,179	56,698
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
Trimble, Inc. *	4,878	293,460
UnitedHealth Group, Inc.	414	229,832
Valmont Industries, Inc.	813	259,526
Weyerhaeuser Co., REIT	3,620	111,967
Xylem, Inc.	3,159	323,576
Zoetis, Inc.	915	137,964
		6,198,699
Total Common Stocks (Cost $10,387,736)		10,216,264
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (b) (c)(Cost $296,047)	295,929	295,959
Total Investments — 99.4% (Cost $10,683,783)		10,512,223
Other Assets Less Liabilities — 0.6%		63,516
NET ASSETS — 100.0%		10,575,739

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
OYJ	Public Limited Company
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Machinery	16.4%
Food Products	12.8
Chemicals	8.2
Pharmaceuticals	7.2
Commercial Services & Supplies	7.0
Building Products	6.2
Semiconductors & Semiconductor Equipment	5.3
Electronic Equipment, Instruments & Components	4.8
Health Care Providers & Services	3.9
Software	3.8
Electrical Equipment	3.0
Paper & Forest Products	2.5
Equity Real Estate Investment Trusts (REITs)	2.5
Life Sciences Tools & Services	2.5
Construction & Engineering	2.5
Containers & Packaging	2.1
Industrial Conglomerates	2.1
Textiles, Apparel & Luxury Goods	1.7
Oil, Gas & Consumable Fuels	1.4
Others (each less than 1.0%)	1.3
Short-Term Investments	2.8
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	15

JPMorgan Sustainable Infrastructure ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 98.3%
Australia — 4.3%
Goodman Group, REIT	12,438	135,334
NEXTDC Ltd. *	15,147	80,373
Transurban Group	22,950	194,684
		410,391
Belgium — 1.5%
Cofinimmo SA, REIT	1,098	91,063
Warehouses De Pauw CVA, REIT	2,232	57,287
		148,350
Canada — 2.3%
Canadian National Railway Co.	1,836	217,456
China — 3.5%
China Longyuan Power Group Corp. Ltd., Class H	63,000	71,988
Contemporary Amperex Technology Co. Ltd., Class A	900	45,946
NARI Technology Co. Ltd., Class A	42,300	141,323
SF Holding Co. Ltd., Class A	11,700	77,093
		336,350
Denmark — 2.4%
Orsted A/S (a)	2,826	233,161
France — 3.7%
Neoen SA (a)	1,989	69,377
Veolia Environnement SA	9,225	205,865
Vinci SA	891	82,005
		357,247
Germany — 3.8%
E.ON SE	15,975	133,774
Encavis AG	4,707	87,634
Vonovia SE	6,417	141,884
		363,292
Italy — 4.5%
Enel SpA	55,242	246,785
Terna - Rete Elettrica Nazionale	28,377	188,187
		434,972
Japan — 1.0%
Kurita Water Industries Ltd.	2,700	98,833
Netherlands — 1.3%
Alfen Beheer BV * (a)	1,179	125,067
Singapore — 0.7%
Parkway Life REIT, REIT	25,200	71,181
South Korea — 2.2%
Samsung SDI Co. Ltd.	405	208,946
INVESTMENTS	SHARES	VALUE($)

Spain — 9.2%
Cellnex Telecom SA (a)	5,625	184,108
Corp. ACCIONA Energias Renovables SA	4,689	184,376
EDP Renovaveis SA	5,661	119,121
Iberdrola SA	35,496	360,969
Solaria Energia y Medio Ambiente SA *	2,628	41,565
		890,139
United Kingdom — 11.0%
Assura plc, REIT	297,954	190,903
Drax Group plc	10,026	59,871
Grainger plc	51,480	134,015
Renewi plc *	6,264	37,949
Segro plc, REIT	10,521	94,689
SSE plc	13,392	239,327
Tritax Big Box REIT plc, REIT	38,385	61,721
UNITE Group plc (The), REIT	12,735	130,088
United Utilities Group plc	10,764	115,995
		1,064,558
United States — 46.9%
Alexandria Real Estate Equities, Inc., REIT	1,872	272,002
Ameren Corp.	1,728	140,867
American Tower Corp., REIT	945	195,795
American Water Works Co., Inc.	360	52,322
ChargePoint Holdings, Inc. *	7,056	98,643
CMS Energy Corp.	3,168	180,734
Enphase Energy, Inc. *	387	118,809
Equinix, Inc., REIT	333	188,625
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	2,079	56,507
HCA Healthcare, Inc.	1,620	352,301
Itron, Inc. *	1,134	55,441
Medical Properties Trust, Inc., REIT	13,239	151,587
NextEra Energy, Inc.	4,068	315,270
Norfolk Southern Corp.	1,170	266,842
Prologis, Inc., REIT	2,286	253,174
SBA Communications Corp., REIT	657	177,324
Skyline Champion Corp. *	981	57,104
SolarEdge Technologies, Inc. *	999	229,800
Union Pacific Corp.	1,197	235,977
Ventas, Inc., REIT	3,357	131,359
Welltower, Inc., REIT	3,528	215,349
Weyerhaeuser Co., REIT	6,345	196,251
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
Xcel Energy, Inc.	3,582	233,224
Xylem, Inc.	3,519	360,451
		4,535,758
Total Common Stocks (Cost $10,492,786)		9,495,701
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (b) (c)(Cost $109,226)	109,182	109,193
Total Investments — 99.4% (Cost $10,602,012)		9,604,894
Other Assets Less Liabilities — 0.6%		60,192
NET ASSETS — 100.0%		9,665,086

Percentages indicated are based on net assets.

Abbreviations
CVA	Dutch Certification
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Equity Real Estate Investment Trusts (REITs)	27.2%
Electric Utilities	18.9
Road & Rail	7.5
Multi-Utilities	6.9
Independent Power and Renewable Electricity Producers	6.6
Machinery	4.8
Electrical Equipment	4.3
Health Care Providers & Services	3.7
Semiconductors & Semiconductor Equipment	3.6
Real Estate Management & Development	2.9
Electronic Equipment, Instruments & Components	2.8
Transportation Infrastructure	2.0
Diversified Telecommunication Services	1.9
Water Utilities	1.7
Others (each less than 1.0%)	4.1
Short-Term Investments	1.1
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	17

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022

	JPMorgan Social Advancement ETF	JPMorgan Sustainable Consumption ETF	JPMorgan Sustainable Infrastructure ETF
ASSETS:
Investments in non-affiliates, at value	$10,168,436	$10,216,264	$9,495,701
Investments in affiliates, at value	421,937	295,959	109,193
Cash	52,971	59,059	59,249
Foreign currency, at value	—	—	3,533
Segregated cash balance with Authorized Participant for deposit securities	24,172	—	—
Receivables:
Dividends from non-affiliates	13,723	8,765	1,123
Dividends from affiliates	37	26	10
Tax reclaims	86	17	—
Total Assets	10,681,362	10,580,090	9,668,809
LIABILITIES:
Payables:
Foreign currency due to custodian, at value	145	256	—
Collateral upon return of deposit securities	24,172	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	4,001	4,095	3,723
Total Liabilities	28,318	4,351	3,723
Net Assets	$10,653,044	$10,575,739	$9,665,086
NET ASSETS:
Paid-in-Capital	$10,723,102	$10,721,311	$10,624,193
Total distributable earnings (loss)	(70,058)	(145,572)	(959,107)
Total Net Assets	$10,653,044	$10,575,739	$9,665,086
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	225,000	225,000	225,000
Net asset value, per share	$47.35	$47.00	$42.96
Cost of investments in non-affiliates	$10,209,868	$10,387,736	$10,492,786
Cost of investments in affiliates	422,009	296,047	109,226
Cost of foreign currency	—	—	3,474
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Exchange-Traded Funds	October 31, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022

	JPMorgan Social Advancement ETF (a)	JPMorgan Sustainable Consumption ETF (a)	JPMorgan Sustainable Infrastructure ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$28	$27	$22
Interest income from affiliates	146	143	140
Dividend income from non-affiliates	20,773	16,463	14,981
Dividend income from affiliates	1,274	1,280	455
Foreign taxes withheld (net)	(1,185)	(1,513)	(537)
Total investment income	21,036	16,400	15,061
EXPENSES:
Management fees (See Note 3.A.)	6,900	6,986	6,540
Total expenses	6,900	6,986	6,540
Net investment income (loss)	14,136	9,414	8,521
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(62,019)	(5,160)	2,062
Investments in affiliates	(8)	(4)	—
Foreign currency transactions	19,435	21,851	27,372
Net realized gain (loss)	(42,592)	16,687	29,434
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(41,432)	(171,472)	(997,085)
Investments in affiliates	(72)	(88)	(33)
Foreign currency translations	(98)	(113)	56
Change in net unrealized appreciation/depreciation	(41,602)	(171,673)	(997,062)
Net realized/unrealized gains (losses)	(84,194)	(154,986)	(967,628)
Change in net assets resulting from operations	$(70,058)	$(145,572)	$(959,107)

(a)
Commencement of operations was September 7, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Social Advancement ETF	JPMorgan Sustainable Consumption ETF	JPMorgan Sustainable Infrastructure ETF
	Period Ended October 31, 2022 (a)	Period Ended October 31, 2022 (a)	Period Ended October 31, 2022 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,136	$9,414	$8,521
Net realized gain (loss)	(42,592)	16,687	29,434
Change in net unrealized appreciation/depreciation	(41,602)	(171,673)	(997,062)
Change in net assets resulting from operations	(70,058)	(145,572)	(959,107)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,723,102	10,721,311	10,624,193
NET ASSETS:
Change in net assets	10,653,044	10,575,739	9,665,086
Beginning of year	—	—	—
End of period	$10,653,044	$10,575,739	$9,665,086
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$10,723,102	$10,721,311	$10,624,193
Total change in net assets resulting from capital transactions	$10,723,102	$10,721,311	$10,624,193
SHARE TRANSACTIONS:
Issued	225,000	225,000	225,000
Net increase in shares from transactions	225,000	225,000	225,000

(a)
Commencement of operations was September 7, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Exchange-Traded Funds	October 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
JPMorgan Social Advancement ETF
September 7, 2022 (f) through October 31, 2022	$48.00	$0.07	$(0.72)	$(0.65)	$47.35
JPMorgan Sustainable Consumption ETF
September 7, 2022 (f) through October 31, 2022	48.00	0.04	(1.04)	(1.00)	47.00
JPMorgan Sustainable Infrastructure ETF
September 7, 2022 (f) through October 31, 2022	48.00	0.04	(5.08)	(5.04)	42.96

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The closing price was used to calculate the market price return.

(f)	Commencement of operations.
(g)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	Ratios/Supplemental data
				Ratios to average net assets (a)
Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Portfolio turnover rate (c)

$47.44	(1.35)%	(1.17)%(g)	$10,653,044	0.49%	1.00%	6%

47.15	(2.08)	(1.77)(g)	10,575,739	0.49	0.66	1

43.06	(10.50)	(10.29)(g)	9,665,086	0.49	0.64	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 3 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan Social Advancement ETF(1)	Non-Diversified
JPMorgan Sustainable Consumption ETF(1)	Non-Diversified
JPMorgan Sustainable Infrastructure ETF(1)	Non-Diversified

(1)	Commenced operations on September 7, 2022.
The investment objective of JPMorgan Social Advancement ETF ("Social Advancement ETF") is to seek to achieve long-term capital appreciation by investing in companies that the adviser believes are facilitating social and economic advancement.
The investment objective of JPMorgan Sustainable Consumption ETF ("Sustainable Consumption ETF") is to seek to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions that help preserve natural resources, improve resource use, or reduce waste.
The investment objective of JPMorgan Sustainable Infrastructure ETF ("Sustainable Infrastructure ETF") is to seek to achieve long-term capital appreciation by investing in companies that the adviser believes are well-positioned to develop the infrastructure required to facilitate a sustainable and inclusive economy.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
Shares of each Fund are listed and traded at market price on the Nasdaq Stock Market LLC.
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:
Shares per Creation Unit
Social Advancement ETF	25,000
Sustainable Consumption ETF	25,000
Sustainable Infrastructure ETF	25,000
Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

24	J.P. Morgan Exchange-Traded Funds	October 31, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAVs of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Social Advancement ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$91,491	$—	$91,491
Belgium	—	131,704	—	131,704
Brazil	143,578	—	—	143,578
China	168,284	—	—	168,284
Denmark	—	243,775	—	243,775
France	—	305,655	—	305,655
Hong Kong	—	103,017	—	103,017
India	281,517	—	—	281,517
Indonesia	—	112,233	—	112,233
Ireland	—	201,394	—	201,394
Italy	—	167,367	—	167,367
Japan	—	564,999	—	564,999
Mexico	245,776	—	—	245,776

October 31, 2022	J.P. Morgan Exchange-Traded Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
Social Advancement ETF (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Netherlands	$—	$665,090	$—	$665,090
Nigeria	—	98,486	—	98,486
Norway	—	82,073	—	82,073
Peru	133,041	—	—	133,041
Portugal	—	129,994	—	129,994
Puerto Rico	62,202	—	—	62,202
South Africa	—	97,227	—	97,227
Switzerland	—	111,611	—	111,611
United Kingdom	—	509,351	—	509,351
United States	5,363,290	155,281	—	5,518,571
Total Common Stocks	6,397,688	3,770,748	—	10,168,436
Short-Term Investments
Investment Companies	421,937	—	—	421,937
Total Investments in Securities	$6,819,625	$3,770,748	$—	$10,590,373

Sustainable Consumption ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$258,742	$—	$258,742
Canada	227,654	—	—	227,654
China	206,849	—	—	206,849
Denmark	—	197,782	—	197,782
Finland	—	271,593	—	271,593
France	—	80,881	—	80,881
Germany	—	455,187	—	455,187
Ireland	—	229,585	—	229,585
Japan	—	619,561	—	619,561
Netherlands	—	438,485	—	438,485
Norway	—	195,992	—	195,992
Spain	—	38,727	—	38,727
Switzerland	—	276,861	—	276,861
Taiwan	140,149	—	—	140,149
United Kingdom	169,734	209,783	—	379,517
United States	5,641,825	556,874	—	6,198,699
Total Common Stocks	6,386,211	3,830,053	—	10,216,264
Short-Term Investments
Investment Companies	295,959	—	—	295,959
Total Investments in Securities	$6,682,170	$3,830,053	$—	$10,512,223

26	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Sustainable Infrastructure ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$410,391	$—	$410,391
Belgium	—	148,350	—	148,350
Canada	217,456	—	—	217,456
China	—	336,350	—	336,350
Denmark	—	233,161	—	233,161
France	—	357,247	—	357,247
Germany	—	363,292	—	363,292
Italy	—	434,972	—	434,972
Japan	—	98,833	—	98,833
Netherlands	—	125,067	—	125,067
Singapore	—	71,181	—	71,181
South Korea	—	208,946	—	208,946
Spain	—	890,139	—	890,139
United Kingdom	134,015	930,543	—	1,064,558
United States	4,535,758	—	—	4,535,758
Total Common Stocks	4,887,229	4,608,472	—	9,495,701
Short-Term Investments
Investment Companies	109,193	—	—	109,193
Total Investments in Securities	$4,996,422	$4,608,472	$—	$9,604,894
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	27

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the year ended October 31, 2022.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Social Advancement ETF
For the year ended October 31, 2022
Security Description	Value at September 7, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (b) (c)	$—	$649,594	$227,577	$(8)	$(72)	$421,937	421,895	$1,274	$—

(a)	Commencement of operations was September 7, 2022.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.

Sustainable Consumption ETF
For the year ended October 31, 2022
Security Description	Value at September 7, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (b) (c)	$—	$421,336	$125,285	$(4)	$(88)	$295,959	295,929	$1,280	$—

(a)	Commencement of operations was September 7, 2022.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.

Sustainable Infrastructure ETF
For the year ended October 31, 2022
Security Description	Value at September 7, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (b) (c)	$—	$295,245	$186,019	$—	$(33)	$109,193	109,182	$455	$—

(a)	Commencement of operations was September 7, 2022.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.

28	J.P. Morgan Exchange-Traded Funds	October 31, 2022

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
H. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Social Advancement ETF	$—	$19,435	$(19,435)
Sustainable Consumption ETF	—	21,851	(21,851)
Sustainable Infrastructure ETF	—	27,372	(27,372)
The reclassifications for the Funds relate primarily to foreign currency gains or losses.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

Social Advancement ETF	0.49%
Sustainable Consumption ETF	0.49
Sustainable Infrastructure ETF	0.49
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee  — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds, except for investments of securities lending cash collateral, are covered under each Management Agreement as described in Note 3.A.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Social Advancement ETF	$9,601,989	$389,481
Sustainable Consumption ETF	9,368,762	41,297
Sustainable Infrastructure ETF	9,536,972	—

30	J.P. Morgan Exchange-Traded Funds	October 31, 2022

During the year ended October 31, 2022, there were no purchases or sales of U.S. Government securities.
For the year ended October 31, 2022, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Purchases	In-Kind Sales
Social Advancement ETF	$1,059,664	$—
Sustainable Consumption ETF	1,066,420	—
Sustainable Infrastructure ETF	957,038	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Social Advancement ETF	$10,631,877	$352,082	$393,586	$(41,504)
Sustainable Consumption ETF	10,683,783	297,129	468,689	(171,560)
Sustainable Infrastructure ETF	10,602,800	95,833	1,093,739	(997,906)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on investments and wash sale loss deferrals.
As of October 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Social Advancement ETF	$34,223	$(62,027)	$(41,602)
Sustainable Consumption ETF	31,917	(5,164)	(171,673)
Sustainable Infrastructure ETF	37,333	2,062	(997,850)
The cumulative timing differences primarily consist of tax adjustments on certain investments.
At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Social Advancement ETF	$62,027	$—
Sustainable Consumption ETF	5,164	—
6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	31

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of October 31, 2022, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
Social Advancement ETF	89%
Sustainable Consumption ETF	89
Sustainable Infrastructure ETF	89
Social Advancement ETF’s investment strategy and the Adviser’s determinations of what is considered social advancement may result in Social Advancement ETF investing in securities or industry sectors that underperform the market and other funds that do not have the same considerations. Social Advancement ETF's focus on securities of issuers that, in the Adviser’s opinion, are facilitating social and economic advancement and benefit from growing demand for investments that are furthering social advancement will result in exposure to certain market segments, including essential amenities, housing and infrastructure, healthcare and wellbeing, education and training, financing, and digital technology. Such focus may result in Social Advancement ETF’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for social advancement reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies selected for their relation to the sub-themes do not operate as expected when addressing social advancement issues. Social Advancement ETF will be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The factors that the Adviser considers in evaluating social advancement and exposure to a sub-theme may change over time. There may also be differences in interpretations of what it means for a company to “facilitate social and economic advancement.” The portfolio decisions that the Adviser makes may differ with other investors’ or investment managers’ views. Social Advancement ETF is particularly exposed to, and may be negatively impacted by changes in global and regional standards, environmental protection regulatory actions, government regulation of affordable housing and medical facilities, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. In addition, scientific developments, such as breakthroughs in electrical and water engineering and advancements in technology, including digital technology and changes in governmental policies relating to Social Advancement ETF’s sub-themes, may affect investments which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on essential amenities, affordable housing, education and training, medical and wellbeing, and digital infrastructure.
Sustainable Consumption ETF’s investment strategy and the Adviser’s determinations of what is considered sustainable consumption may result in Sustainable Consumption ETF investing in securities or industry sectors that underperform the market and other funds that do not have the same considerations. Sustainable Consumption ETF’s focus on securities of issuers that, in the Adviser’s opinion, are developing solutions to facilitate sustainable consumption and benefit from growing demand for such investments will result in exposure to certain market segments, including water, agriculture, production materials and design, and recycling and reuse. Such focus may result in Sustainable Consumption ETF’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for sustainability reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies selected for their relation to the sub-themes do not operate as expected when addressing sustainability issues. Sustainable Consumption ETF will be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The factors that the Adviser considers in evaluating sustainable consumption and exposure to a sub-theme may change over time. There may also be differences in interpretations of what it means for a company to help “preserve natural resources, improve resource use, or reduce waste.” The portfolio decisions that the Adviser makes may differ with other investors’ or investment managers’ views. Sustainable Consumption ETF is particularly exposed to, and may be negatively impacted by changes in global and regional standards, environmental protection regulatory actions, government regulation of natural resources, agriculture and manufacturing, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. In addition, scientific developments, such as breakthroughs in water, agricultural, or industrial engineering and advancements in technology, including digital technology and changes in governmental policies relating to Sustainable Consumption ETF’s sub-themes, may affect investments which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on water systems, agriculture, production materials and design, and recycling and reuse.
Sustainable Infrastructure ETF’s investment strategy and the Adviser’s determinations of what is considered sustainable infrastructure may result in Sustainable Infrastructure ETF investing in securities or industry sectors that underperform the market and other funds that do not have the same considerations. Sustainable Infrastructure ETF’s focus on securities of issuers that, in the Adviser’s opinion, are developing solutions to address sustainable infrastructure and benefit from growing demand for such solutions will result in exposure to certain market segments, including certain types of utilities, electricity, renewables, transportation, water, digital, sustainable logistics, and medical. Such focus may result in Sustainable

32	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Infrastructure ETF’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for sustainability reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies selected for their relation to the sub-themes do not operate as expected when addressing sustainability issues. Sustainable Infrastructure ETF will be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The factors that the Adviser considers in evaluating sustainable infrastructure may change over time. There may also be differences in interpretations of what it means for a company to “facilitate a sustainable and inclusive economy.” The portfolio decisions that the Adviser makes may differ with other investors’ or investment managers’ views. Sustainable Infrastructure ETF is particularly exposed to, and may be negatively impacted by changes in global and regional standards, environmental protection regulatory actions, government regulation of medical facilities, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. In addition, scientific developments, such as breakthroughs in electrical and water engineering and advancements in technology, including digital technology and changes in governmental policies relating to infrastructure, may affect investments in infrastructure which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on energy, transportation, and digital infrastructure.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of October 31, 2022, the following Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:
Sustainable Infrastructure ETF
United Kingdom	11.1%
Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil  and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Funds each invest a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Event
Effective November 1, 2022, the Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon

October 31, 2022	J.P. Morgan Exchange-Traded Funds	33

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

34	J.P. Morgan Exchange-Traded Funds	October 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan Social Advancement ETF, JPMorgan Sustainable Consumption ETF and JPMorgan Sustainable Infrastructure ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Social Advancement ETF, JPMorgan Sustainable Consumption ETF and JPMorgan Sustainable Infrastructure ETF (three of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 7, 2022 (commencement of operations) through October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period September 7, 2022 (commencement of operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 22, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	35

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	166	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	166	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	166	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	166
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	166	None
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	166	None

36	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	166
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	166
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	166	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	None
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

October 31, 2022	J.P. Morgan Exchange-Traded Funds	37

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	166
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	166	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	166	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (166 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

38	J.P. Morgan Exchange-Traded Funds	October 31, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) **(formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022)*** (formerly Secretary 2018-2022)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Mangement Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)***	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	39

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2022, and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Social Advancement ETF
Actual *	$1,000.00	$986.50	$0.72	0.49%
Hypothetical **	1,000.00	1,022.73	2.50	0.49
JPMorgan Sustainable Consumption ETF
Actual *	1,000.00	979.20	0.72	0.49
Hypothetical **	1,000.00	1,022.73	2.50	0.49
JPMorgan Sustainable Infrastructure ETF
Actual *	1,000.00	895.00	0.69	0.49
Hypothetical **	1,000.00	1,022.73	2.50	0.49

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 54/365 (to reflect the actual period). The Fund commenced operations on September 7, 2022.

**	Expenses are equal to each Fund's respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

40	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Board Approval of Initial Management Agreements
(Unaudited)
On February 8-10, 2022, the Board of Trustees (the “Board” or the “Trustees”) of J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) held meetings and approved the initial management agreements (each an “Advisory Agreement” and collectively, the “Management Agreements”) for the  JPMorgan Social Advancement ETF, JPMorgan Sustainable Consumption ETF and JPMorgan Sustainable Infrastructure ETF (each a “Fund,” and collectively, the “Funds”).  The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019.  The Management Agreements were approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to each Management Agreement or any of their affiliates. In connection with the approval of each Management Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel.  Before voting on the proposed Management Agreements, the Trustees reviewed each Management Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Management Agreements. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed each proposed Management Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Management Agreement is provided below. The Trustees considered information provided with respect to the Funds and the approval of the Management Agreements. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from each Fund under its Management Agreement was fair and reasonable and that initial approval of the Management Agreements was in the best interests of each Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of each Fund’s initial Management Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the applicable Management Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
(i)     The background and experience of the Adviser’s senior management and investment personnel;
(ii)     The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of each of the Funds;
(iii)    The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)    Information about the structure and distribution strategy of each Fund and how it fits within the Trust’s other fund offerings;
(v)     The administration services to be provided by the Adviser under the Management Agreement;
(vi)    Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)    The overall reputation and capabilities of the Adviser and its affiliates;
(viii)   The commitment of the Adviser to provide high quality service to the Funds;
(ix)    Their overall confidence in the Adviser’s integrity;
(x)     The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them; and
(xi)     The Adviser’s business continuity plan, steps the Adviser and its affiliates have taken to provide services to the Funds during the COVID-19 pandemic and the Adviser’s and its affiliates’ success in continuing to provide services to the other J.P. Morgan ETFs and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Funds. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.
The Trustees also considered the benefits the Adviser is expected to receive as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”), an affiliate of the Adviser, roles as custodian, fund accountant and transfer agent for the Fund, including the profitability of those arrangements to JPMCB.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	41

Board Approval of Initial Management Agreements
(Unaudited) (continued)
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale. The Trustees noted that the proposed unitary management fee schedule for the Funds does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when a Fund is new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to management fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under its Management Agreement in the future. After considering the factors identified above, the Trustees concluded that each Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees considered the Adviser’s view that it does not manage other accounts with a substantially similar investment strategy as that of each Fund.
Investment Performance
The Trustees considered each Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable.
Management Fees and Expense Ratios
The Trustees considered that under the Management Agreement, the Adviser will provide advisory and administrative services and will be responsible for substantially all expenses of each Fund (“unitary fee structure”). The Trustees considered the contractual management fee rate that will be paid by each Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as each Fund. The Trustees also considered the fees paid to JPMCB, for custody, transfer agency and other related services for each Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge and noted that the Fund’s proposed management fee compared favorably with identified peer funds. The Trustees also noted that because the Funds were not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that each Fund’s proposed management fee was reasonable.

42	J.P. Morgan Exchange-Traded Funds	October 31, 2022

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THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Funds' quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. October 2022.
AN-SUS-ETF-1022

Annual Report
J.P. Morgan Exchange-Traded Funds
October 31, 2022
Fund	Ticker	Listing Exchange
JPMorgan International Research Enhanced Equity ETF	JIRE	NYSE Arca

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce  returns.

President's Letter
December 15, 2022 (Unaudited)
Dear Shareholder,
We are pleased to continue to provide you with investment opportunities through our conversion this year of the JPMorgan International Research Enhanced Equity ETF (JIRE) from a mutual fund. While JIRE was listed on June 13, 2022, its legacy as a mutual fund dates to October 1992.

“While investors seek to adapt to the
current market environment, we
believe a well-diversified portfolio
and a patient outlook remain crucial
components of a successful invest-
ment approach.”
— Brian S. Shlissel

Global financial markets reflected turmoil in the global economy in 2022, stirred by sharply higher inflation, rising interest rates, sporadic pandemic disruptions and the widening impact of the Russia-Ukraine conflict. Prices for both equities and bonds tumbled during the first half of the year and remained under pressure through the end of October.
Emerging market equities underperformed both the U.S. and other developed equity markets amid economic weakness in China and slowing global demand during the period. Across Europe, the war in Ukraine set off an energy crisis as a result of reduced imports of natural gas from Russia. U.S. equity markets also fell in 2022, but surprisingly strong corporate earnings and consumer spending helped leading U.S. indexes to rebound from their lowest levels. For the twelve month period ended October 31, 2022, the MSCI Emerging Markets Index returned -31.0%, the MSCI EAFE Index returned -23.0% and the S&P 500 Index returned -14.6%.
Notably, some recent U.S. inflationary data has indicated signs of easing price pressures and U.S. economic output as measured by gross domestic product turned positive in the third quarter of 2022, following two consecutive quarters of negative growth. Though the U.S. economy has lost momentum in 2022, it has not yet fallen into recession. Meanwhile, as the potential for a rapid resolution to the war in Ukraine appears to have faded, the European Union and its largest constituent nations have moved to secure sufficient winter energy supplies while decreasing their dependence on imports of natural gas from Russia. In the U.K., a year-long political crisis was resolved with the accession of Rishi Sunak to prime minister in October 2022, which helped shore up the value of British pound and stabilize U.K. financial markets. China has eased some of the social restrictions under its “Zero Covid” policy and domestic equity indexes recently rose amid investor expectations that China’s economy may fully reopen in the coming months.
As 2022 comes to a close, financial markets are likely to remain volatile due to investor uncertainty regarding the outlook for inflation, interest rates and economic momentum. Increased geo-political tensions between Russia and Ukraine’s Western allies also remains a headwind for global financial markets.
Investors this year have confronted economic and financial market conditions not experienced in many years. While investors seek to adapt to the current market environment, we believe a well-diversified portfolio and a patient outlook remain crucial components of a successful investment approach. Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-844-457-6383 or www.jpmorganfunds.com for more information

October 31, 2022	J.P. Morgan Exchange-Traded Funds	1

JPMorgan International Research Enhanced Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(22.04)%
Market Price **	(22.03)%
MSCI EAFE Index (net total return)	(23.00)%
Net Assets as of 10/31/2022	$5,026,188,342
Fund Ticker	JIRE
INVESTMENT OBJECTIVE***
The JPMorgan International Research Enhanced Equity Fund ETF1 (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in companies domiciled in foreign countries and may modestly overweight equity securities that the adviser considers undervalued, while modestly underweighting or not holding equity securities that appear overvalued. The Fund seeks to outperform the MSCI Europe, Australasia, Far East (EAFE) Index (net total return) (the “Benchmark”) over time, while maintaining similar risk characteristics, including sector and geographic risks.
HOW DID MARKETS PERFORM?
In the EU, the war in Ukraine remained the focus of investors’ attention as energy supplies from Russia were constrained and the potential for a rapid resolution to the conflict receded. Both the EU and its individual constituent nations moved to build up reserves of natural gas and petroleum ahead of the winter months. By the end of October 2022, several European governments had sought to confront soaring inflation with spending plans to help households manage rising food and energy costs. The European Central Bank responded to the highest inflation rates in 40 years by sharply raising its policy interest rates in September 2022 and again in October. During the twelve month period, equity markets in Europe largely outperformed emerging markets equities but underperformed U.S. equity markets.
Political turmoil in the U.K. added to a weakening economic outlook that rattled financial markets and pushed the British pound to a 37-year low against the U.S. dollar. By late October 2022, the accession of Rishi Sunak to prime minister provided some support for both the pound and U.K. financial markets. The Bank of England was among the earliest developed market central banks to move to curb inflationary pressures, with an initial interest rate increase in December 2021, and seven more increases during the period.
Developed markets in the Asia-Pacific region also slumped during the period amid rising inflation, particularly soaring energy prices, and broad weakness in the semiconductors sector. Despite inflationary pressures, the Bank of Japan maintained its ultra-low interest rate policy. Meanwhile, equities in Hong Kong and Singapore largely underperformed other developed markets.
In the U.S., investors largely kept their focus on inflation data as indicators of short-term policy of the U.S. Federal Reserve. In mid-March 2022, the central bank initiated its first interest rate increase since late 2018, and then followed with four more rate raises by the end of September 2022. U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and dropped 0.6% in the second quarter before rebounding to a 2.6% increase in the third quarter. Consumer spending declined but remained somewhat better than investors expected. By the end of June 2022, U.S. equity prices had tumbled more than 20% from the start of the year, which is generally considered a bear market. However, prices rebounded somewhat by the end of October 2022.
Meanwhile, emerging markets equities and bonds slumped throughout the twelve months ended in October 2022. China was among the worst performers as the government’s “zero covid” policy led to strict lockdowns in several large cities, which weighed on the services sector in particular and on economic growth in general. China’s technology sector remained under pressure amid increased scrutiny of large technology companies by government regulators. Across emerging markets rising interest rates weighed on government spending and higher energy prices hurt markets of regions dependent on petroleum imports.
HOW DID THE FUND PERFORM?
The Fund outperformed the Benchmark for the twelve months ended October 31, 2022.
By sector, the Fund’s security selection in the media and pharmaceutical/medical technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic industries and the technology – semiconductor & hardware sectors was a leading detractor from relative performance.
By region, the Fund’s security selection in Europe, excluding the U.K., and in Japan was a leading contributor to performance

2	J.P. Morgan Exchange-Traded Funds	October 31, 2022

relative to the Benchmark, while the Fund’s security selection in the U.K. marginally detracted from relative performance.
Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.
HOW WAS THE FUND POSITIONED?
Using the fundamental equity insights generated by analysts, the Fund’s adviser took overweight positions in securities included within the universe of the Benchmark that it considered undervalued, while underweighting or not holding securities in the Benchmark that the adviser considered overvalued.
1On June 10, 2022, the Fund acquired the assets and liabilities, and assumed the performance, financial and other historical information, of the JPMorgan International Research Enhanced Equity Fund (the "Predecessor Fund"), an open-end mutual fund which had operated since October 28, 1992. The Fund's performance prior to the close of business on June 10, 2022 is linked to the mutual fund's Class R6 Shares.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	2.8%
2.	Roche Holding AG	2.5
3.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.0
4.	Novo Nordisk A/S, Class B (Denmark)	2.0
5.	ASML Holding NV (Netherlands)	1.9
6.	Shell plc (Netherlands)	1.7
7.	Novartis AG (Registered) (Switzerland)	1.7
8.	BP plc (United Kingdom)	1.7
9.	AstraZeneca plc (United Kingdom)	1.6
10.	TotalEnergies SE (France)	1.5

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	21.7%
United Kingdom	13.5
France	11.4
Germany	8.6
United States	8.2
Netherlands	6.7
Australia	6.2
Switzerland	5.4
Denmark	3.4
Spain	2.5
Hong Kong	2.2
Sweden	2.0
Singapore	1.2
Others (each less than 1.0%)	3.3
Short-Term Investments	3.7

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $46.27 as of October 31, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to the Fund's listing on June 13, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns. The price used to calculate the market price return was the closing price on the NYSE Arca. As of October 31, 2022, the closing price was $46.28.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	3

JPMorgan International Research Enhanced Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan International Research Enhanced Equity ETF
Net Asset Value	October 28, 1992*	(22.04)%	(0.40)%	4.04%
Market Price		(22.03)	(0.40)	4.04

*	Inception date for Class R6 Shares of the Predecessor Fund (as defined below).
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-844-457-6383.
JPMorgan International Research Enhanced Equity ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to close of business on June 10, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is November 1, 2017. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class I Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class I Shares. Inception date for the Predecessor Fund’s Class I Shares is October 28, 1992.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class I Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on June 13, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the MSCI EAFE Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE (Europe, Australia, Far East) Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Exchange-Traded Funds	October 31, 2022

JPMorgan International Research Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 96.9%
Australia — 6.2%
Aurizon Holdings Ltd.	1,077,371	2,496,664
BHP Group Ltd.	1,469,671	35,301,797
Commonwealth Bank of Australia	443,760	29,752,685
Dexus, REIT	2,444,631	12,181,848
Endeavour Group Ltd.	1,028,449	4,707,526
Goodman Group, REIT	1,821,380	19,817,908
GPT Group (The), REIT	1,538,404	4,251,481
Insurance Australia Group Ltd.	1,683,702	5,285,036
Macquarie Group Ltd.	206,347	22,385,103
Medibank Pvt Ltd.	4,396,494	7,916,632
Mirvac Group, REIT	5,004,568	6,630,883
National Australia Bank Ltd.	715,751	14,867,614
Newcrest Mining Ltd.	298,539	3,306,403
QBE Insurance Group Ltd.	1,287,368	10,086,480
Rio Tinto Ltd.	661,367	37,532,336
Rio Tinto plc	336,248	17,572,877
Santos Ltd.	2,953,526	14,418,106
Wesfarmers Ltd.	378,341	10,979,095
Westpac Banking Corp.	2,024,164	31,255,051
Woodside Energy Group Ltd.	265,566	6,139,479
Woolworths Group Ltd.	663,662	14,015,079
		310,900,083
Belgium — 0.5%
KBC Group NV	467,188	23,413,481
China — 0.6%
BOC Hong Kong Holdings Ltd.	4,039,000	12,550,409
Prosus NV *	309,052	13,363,933
Xinyi Glass Holdings Ltd.	4,936,300	6,343,915
		32,258,257
Denmark — 3.4%
Carlsberg A/S, Class B	248,816	29,297,015
Genmab A/S *	18,749	7,222,260
Novo Nordisk A/S, Class B	921,210	100,164,325
Orsted A/S (a)	349,562	28,840,875
Vestas Wind Systems A/S	238,196	4,695,716
		170,220,191
Finland — 0.9%
Kone OYJ, Class B	280,706	11,493,733
Nokia OYJ	2,224,231	9,884,301
Nordea Bank Abp	2,723,849	26,019,621
		47,397,655
INVESTMENTS	SHARES	VALUE($)

France — 11.5%
Air Liquide SA	428,067	55,997,055
Airbus SE	163,540	17,695,646
Alstom SA (b)	532,844	10,966,593
BNP Paribas SA	914,605	42,889,415
Capgemini SE	264,567	43,360,110
Euroapi SA *	1	18
Kering SA	43,871	20,091,221
L'Oreal SA	186,896	58,686,165
LVMH Moet Hennessy Louis Vuitton SE	159,990	100,952,873
Pernod Ricard SA	72,012	12,638,919
Safran SA	245,288	27,317,721
Sanofi	196,919	16,946,428
Societe Generale SA	628,563	14,417,375
TotalEnergies SE	1,353,612	73,844,092
Veolia Environnement SA	1,358,971	30,326,804
Vinci SA	561,210	51,652,097
		577,782,532
Germany — 8.7%
adidas AG	156,835	15,309,467
Allianz SE (Registered)	329,392	59,259,108
BASF SE	69,617	3,123,762
Bayer AG (Registered)	278,604	14,649,298
Brenntag SE	87,603	5,315,431
Deutsche Post AG (Registered)	840,218	29,701,562
Deutsche Telekom AG (Registered)	3,184,799	60,114,671
Infineon Technologies AG	1,237,769	30,035,062
Mercedes-Benz Group AG	79,360	4,593,483
Merck KGaA	102,287	16,669,215
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	153,565	40,537,484
RWE AG	1,141,264	43,933,165
SAP SE	389,259	37,467,299
Siemens AG (Registered)	283,144	30,921,883
Symrise AG	146,437	14,947,199
Volkswagen AG (Preference)	173,377	22,192,504
Zalando SE * (a)	253,523	5,843,247
		434,613,840
Hong Kong — 2.2%
AIA Group Ltd.	4,802,200	36,375,676
CK Asset Holdings Ltd.	1,800,348	9,953,352
CLP Holdings Ltd.	381,000	2,557,198
Hong Kong Exchanges & Clearing Ltd.	626,600	16,632,232
Link, REIT	1,676,000	9,906,194
Prudential plc	1,529,374	14,207,382
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	5

JPMorgan International Research Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hong Kong — continued
Sun Hung Kai Properties Ltd.	776,500	8,344,519
Techtronic Industries Co. Ltd.	1,508,000	14,278,903
		112,255,456
Ireland — 0.3%
Kingspan Group plc	338,862	17,084,307
Italy — 0.8%
Enel SpA	546,190	2,440,022
FinecoBank Banca Fineco SpA	1,829,845	24,658,254
UniCredit SpA	930,579	11,540,366
		38,638,642
Japan — 21.8%
AGC, Inc.	216,200	6,774,619
Asahi Group Holdings Ltd.	796,600	22,289,461
Asahi Kasei Corp.	2,444,100	15,671,363
Bridgestone Corp.	773,500	27,974,751
Capcom Co. Ltd.	448,500	12,475,014
Central Japan Railway Co.	212,600	24,614,095
Daiichi Sankyo Co. Ltd.	1,213,700	38,851,467
Daikin Industries Ltd.	192,583	28,846,465
Daito Trust Construction Co. Ltd.	23,900	2,366,669
Daiwa House Industry Co. Ltd.	973,900	19,621,490
Denso Corp.	309,000	15,331,321
Dentsu Group, Inc.	893,600	27,793,969
Fast Retailing Co. Ltd.	11,500	6,407,124
Hitachi Ltd.	873,200	39,620,426
Honda Motor Co. Ltd.	1,306,572	29,793,076
Hoya Corp.	350,600	32,592,263
ITOCHU Corp.	1,043,500	26,968,792
Japan Airlines Co. Ltd. *	575,200	10,743,662
Kao Corp.	389,300	14,541,112
Keyence Corp.	109,000	41,100,119
Konami Group Corp.	255,900	11,216,440
Kubota Corp.	577,600	8,057,284
Kyowa Kirin Co. Ltd.	657,100	15,475,824
Mitsubishi Corp.	917,800	24,862,178
Mitsubishi UFJ Financial Group, Inc.	4,304,450	20,333,580
Mitsui Fudosan Co. Ltd.	1,252,700	23,987,168
Murata Manufacturing Co. Ltd.	425,200	20,128,732
Nidec Corp.	177,600	9,765,161
Nintendo Co. Ltd.	257,000	10,433,968
NIPPON EXPRESS HOLDINGS, Inc.	207,200	10,411,370
Nippon Paint Holdings Co. Ltd.	2,003,500	12,768,357
Nippon Steel Corp.	341,400	4,683,504
INVESTMENTS	SHARES	VALUE($)

Japan — continued
Nippon Telegraph & Telephone Corp.	1,293,400	35,672,887
Nomura Research Institute Ltd.	617,700	13,669,828
Ono Pharmaceutical Co. Ltd.	539,600	12,698,709
ORIX Corp.	1,317,100	19,345,173
Otsuka Corp.	544,500	17,147,481
Recruit Holdings Co. Ltd.	532,700	16,391,802
Rohm Co. Ltd.	154,500	10,855,883
Seven & i Holdings Co. Ltd.	404,600	15,103,060
Shimadzu Corp.	266,200	7,012,475
Shin-Etsu Chemical Co. Ltd.	287,100	29,838,291
Shionogi & Co. Ltd.	261,500	12,143,341
SoftBank Group Corp.	325,000	13,951,022
Sony Group Corp.	675,515	45,553,125
Sumitomo Electric Industries Ltd.	1,446,400	15,115,350
Sumitomo Metal Mining Co. Ltd.	417,000	11,688,865
Sumitomo Mitsui Financial Group, Inc.	1,181,900	33,189,603
Suzuki Motor Corp.	640,400	21,651,807
T&D Holdings, Inc.	1,273,200	12,592,216
Takeda Pharmaceutical Co. Ltd.	152,500	4,027,373
Terumo Corp.	749,300	22,740,509
Tokio Marine Holdings, Inc.	2,010,000	36,391,395
Tokyo Electron Ltd.	105,900	27,861,932
Toyota Motor Corp.	3,336,600	46,294,029
		1,097,436,980
Luxembourg — 0.1%
ArcelorMittal SA	303,200	6,777,632
Malta — 0.0% ^
BGP Holdings plc ‡ *	448,859	1,436
Netherlands — 6.7%
Adyen NV * (a)	9,216	13,156,757
Akzo Nobel NV	430,872	26,600,085
ASML Holding NV (b)	207,855	97,502,112
Koninklijke Ahold Delhaize NV	647,131	18,047,381
Koninklijke DSM NV	201,705	23,726,639
Koninklijke KPN NV	8,685,885	24,295,343
NN Group NV	571,256	24,188,394
Shell plc	3,180,969	88,117,956
Wolters Kluwer NV	197,679	21,005,098
		336,639,765
Singapore — 1.2%
DBS Group Holdings Ltd.	1,443,265	34,892,832
Oversea-Chinese Banking Corp. Ltd.	801,700	6,881,865
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Exchange-Traded Funds	October 31, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Singapore — continued
Sea Ltd., ADR *	49,500	2,459,160
United Overseas Bank Ltd.	692,300	13,582,094
		57,815,951
South Korea — 0.1%
Delivery Hero SE * (a)	124,540	4,098,477
Spain — 2.5%
Banco Bilbao Vizcaya Argentaria SA (b)	7,367,051	38,005,099
Banco Santander SA (b)	2,942,904	7,632,356
Iberdrola SA	5,936,824	60,373,225
Industria de Diseno Textil SA (b)	851,543	19,328,500
		125,339,180
Sweden — 2.0%
Atlas Copco AB, Class A	2,799,159	29,876,134
Boliden AB	388,087	11,285,925
SKF AB, Class B	1,296,250	18,764,027
Volvo AB, Class B	2,518,832	41,225,562
		101,151,648
Switzerland — 5.5%
Cie Financiere Richemont SA (Registered)	112,424	10,987,597
Givaudan SA (Registered)	2,062	6,159,075
Julius Baer Group Ltd.	94,364	4,527,478
Lonza Group AG (Registered)	94,265	48,526,133
Novartis AG (Registered)	1,068,445	86,427,334
SGS SA (Registered)	10,576	23,314,915
Sika AG (Registered)	139,577	31,471,240
UBS Group AG (Registered)	1,204,027	19,088,841
Zurich Insurance Group AG	104,360	44,475,515
		274,978,128
United Kingdom — 13.6%
3i Group plc	3,343,102	44,524,703
AstraZeneca plc	691,697	81,158,326
Barclays plc	22,131,775	37,607,506
Berkeley Group Holdings plc	527,418	20,984,570
BP plc	15,586,030	86,231,398
British American Tobacco plc	639,341	25,249,797
CK Hutchison Holdings Ltd.	637,175	3,171,751
DCC plc	155,729	8,643,098
Diageo plc	1,653,239	68,034,945
HSBC Holdings plc	4,863,482	24,959,650
InterContinental Hotels Group plc	540,775	29,056,245
Intertek Group plc	74,555	3,123,331
Lloyds Banking Group plc	70,109,029	33,671,121
INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
London Stock Exchange Group plc	52,683	4,566,670
Reckitt Benckiser Group plc	614,895	40,806,904
RELX plc	1,943,367	52,199,799
SSE plc	1,866,205	33,350,736
Standard Chartered plc	4,538,812	27,118,235
Taylor Wimpey plc	5,304,467	5,702,990
Tesco plc	8,913,517	22,015,358
Unilever plc	672,117	30,676,948
		682,854,081
United States — 8.3%
CSL Ltd.	183,212	32,797,781
Ferguson plc	44,195	4,819,851
GSK plc	759,106	12,434,990
Nestle SA (Registered)	1,317,327	143,402,640
Roche Holding AG	383,730	127,320,919
Schneider Electric SE	430,164	54,396,999
Stellantis NV	3,081,212	41,570,419
		416,743,599
Total Common Stocks (Cost $5,006,339,694)		4,868,401,321
Short-Term Investments — 3.7%
Investment Companies — 2.5%
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (c) (d)(Cost $124,257,477)	124,227,556	124,239,979
Investment of Cash Collateral from Securities Loaned — 1.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	56,261,418	56,261,418
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	7,523,073	7,523,073
Total Investment of Cash Collateral from Securities Loaned (Cost $63,784,588)		63,784,491
Total Short-Term Investments (Cost $188,042,065)		188,024,470
Total Investments — 100.6% (Cost $5,194,381,759)		5,056,425,791
Liabilities in Excess of Other Assets — (0.6)%		(30,237,449)
NET ASSETS — 100.0%		5,026,188,342

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	7

JPMorgan International Research Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Abbreviations
ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $59,541,857.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.7%
Banks	10.1
Insurance	5.8
Oil, Gas & Consumable Fuels	5.3
Chemicals	4.4
Semiconductors & Semiconductor Equipment	3.3
Automobiles	3.3
Textiles, Apparel & Luxury Goods	2.9
Food Products	2.8
Machinery	2.7
Beverages	2.6
Metals & Mining	2.5
Electric Utilities	2.5
Diversified Telecommunication Services	2.4
Professional Services	2.3
Capital Markets	2.2
Personal Products	2.0
IT Services	1.7
Industrial Conglomerates	1.6
Food & Staples Retailing	1.5
Household Durables	1.4
Electrical Equipment	1.4
Electronic Equipment, Instruments & Components	1.3
Real Estate Management & Development	1.3
Trading Companies & Distributors	1.2
Building Products	1.2
Auto Components	1.2
Health Care Equipment & Supplies	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
Construction & Engineering	1.0
Life Sciences Tools & Services	1.0
Others (each less than 1.0%)	10.6
Short-Term Investments	3.7
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Futures contracts outstanding as of October 31, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
SPI 200 Index	915	12/15/2022	AUD	100,463,269	(2,285,844)

Abbreviations
AUD	Australian Dollar
SPI	Australian Securities Exchange
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	9

STATEMENT OF ASSETS AND LIABILITIES
AS OF October 31, 2022

JPMorgan International Research Enhanced Equity ETF
ASSETS:
Investments in non-affiliates, at value	$4,868,401,321
Investments in affiliates, at value	124,239,979
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	63,784,491
Cash	402,362
Foreign currency, at value	3,505,815
Deposits at broker for futures contracts	9,350,000
Receivables:
Dividends from non-affiliates	10,889,557
Dividends from affiliates	10,815
Tax reclaims	10,163,956
Securities lending income (See Note 2.C.)	11,292
Variation margin on futures contracts	395,064
Total Assets	5,091,154,652
LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.C.)	63,784,491
Accrued liabilities:
Investment advisory fees	299,003
Administration fees	312,923
Printing and mailing costs	24,680
Custodian and accounting fees	136,743
Trustees’ and Chief Compliance Officer’s fees	474
Other	407,996
Total Liabilities	64,966,310
Net Assets	$5,026,188,342
NET ASSETS:
Paid-in-Capital	$5,474,120,772
Total distributable earnings (loss)	(447,932,430)
Total Net Assets	$5,026,188,342
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001) (a)	108,627,892
Net asset value, per share	$46.27
Cost of investments in non-affiliates	$5,006,339,694
Cost of investments in affiliates	124,257,477
Cost of foreign currency	3,496,787
Investment securities on loan, at value (See Note 2.C.)	59,541,857
Cost of investment of cash collateral (See Note 2.C.)	63,784,588

(a)
JPMorgan International Research Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan International Research Enhanced Equity ETF and will be used going forward. As a result, the information prior to close of business on June 10, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	October 31, 2022

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022

JPMorgan International Research Enhanced Equity ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$9,791
Interest income from affiliates	1,755
Dividend income from non-affiliates	153,240,381
Dividend income from affiliates	1,330,492
Income from securities lending (net) (See Note 2.C.)	527,239
Foreign taxes withheld (net)	(6,258,050)
Total investment income	148,851,608
EXPENSES:
Investment advisory fees	10,169,080
Administration fees	3,813,382
Distribution fees (See Note 3.F.)	63,552
Service fees (See Note 3.D.)	614,648
Custodian and accounting fees	677,776
Interest expense to non-affiliates	37,513
Interest expense to affiliates	177,446
Professional fees	187,310
Trustees’ and Chief Compliance Officer’s fees	41,206
Printing and mailing costs	115,703
Registration and filing fees	339,272
Transfer agency fees (See Note 2.H.)	33,228
Other	45,201
Total expenses	16,315,317
Less fees waived	(2,058,227)
Less expense reimbursements	(1,406,429)
Net expenses	12,850,661
Net investment income (loss)	136,000,947

(a)
JPMorgan International Research Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan International Research Enhanced Equity ETF and will be used going forward. As a result, the information prior to close of business on June 10, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)
JPMorgan International Research Enhanced Equity ETF (a)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(35,285,993)
Investments in affiliates	(198)
In-kind redemptions of investments in non-affiliates (See Note 4)	34,765,386
Futures contracts	6,560,555
Foreign currency transactions	(4,777,927)
Net realized gain (loss)	1,261,823
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,397,369,531)
Investments in affiliates	(17,611)
Futures contracts	(2,442,081)
Foreign currency translations	(949,733)
Change in net unrealized appreciation/depreciation	(1,400,778,956)
Net realized/unrealized gains (losses)	(1,399,517,133)
Change in net assets resulting from operations	$(1,263,516,186)

(a)
JPMorgan International Research Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan International Research Enhanced Equity ETF and will be used going forward. As a result, the information prior to close of business on June 10, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	October 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan International Research Enhanced Equity ETF
	Year Ended October 31, 2022 (a)	Year Ended October 31, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	136,000,947	126,965,653
Net realized gain (loss)	1,261,823	283,155,961
Change in net unrealized appreciation/depreciation	(1,400,778,956)	1,196,412,473
Change in net assets resulting from operations	(1,263,516,186)	1,606,534,087
Total distributions to shareholders	(199,297,281)	(106,497,601)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,493,159,833	(1,366,543,782)
NET ASSETS:
Change in net assets	30,346,366	133,492,704
Beginning of period	4,995,841,976	4,862,349,272
End of period	5,026,188,342	4,995,841,976

(a)
JPMorgan International Research Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by JPMorgan International Research Enhanced Equity ETF and will be used going forward. As a result, the information prior to close of business on June 10, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan International Research Enhanced Equity ETF
	Year Ended October 31, 2022(a)	Year Ended October 31, 2021(a)
CAPITAL TRANSACTIONS: (b)
Proceeds from shares issued	$1,621,509,655	$359,932,423
Distributions reinvested	181,165,628	95,880,074
Cost of shares redeemed	(432,128,313)	(1,576,240,880)
Change in net assets resulting from capital transactions	1,370,546,970	(1,120,428,383)
Class A
Proceeds from shares issued	801,584	1,988,586
Distributions reinvested	1,641,891	389,388
Cost of shares redeemed	(13,072,328)	(22,274,374)
Change in net assets resulting from Class A capital transactions	(10,628,853)	(19,896,400)
Class I
Proceeds from shares issued	239,601,698	105,580,831
Distributions reinvested	15,288,160	10,211,772
Cost of shares redeemed	(121,648,142)	(342,011,602)
Change in net assets resulting from Class I capital transactions	133,241,716	(226,218,999)
Total change in net assets resulting from capital transactions	$1,493,159,833	$(1,366,543,782)

(a)
JPMorgan International Research Enhanced Equity ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period November 1, 2017 up through the reorganization.
(b)
Reflects reorganization from JPMorgan International Research Enhanced Equity Fund on June 10, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Exchange-Traded Funds	October 31, 2022

	JPMorgan International Research Enhanced Equity ETF
	Year Ended October 31, 2022(a)	Year Ended October 31, 2021(a)
SHARES TRANSACTIONS: (b)
Issued	30,420,358	17,748,359
Reinvested	3,138,911	5,089,176
Redeemed	(8,018,891)	(80,048,903)
Change in Shares	25,540,378	(57,211,368)
Class A
Issued	14,139	100,334
Reinvested	28,424	20,668
Redeemed	(244,325)	(1,210,975)
Change in Class A Shares	(201,762)	(1,089,973)
Class I
Issued	4,451,971	5,301,334
Reinvested	264,675	539,735
Redeemed	(2,163,040)	(17,194,810)
Change in Class I Shares	2,553,606	(11,353,741)

(a)
JPMorgan International Research Enhanced Equity ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period November 1, 2017 up through the reorganization.
(b)
Reflects reorganization from JPMorgan International Research Enhanced Equity Fund on June 10, 2022. See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance (a)
		Investment operations			Distributions
	Net asset value beginning of period	Net investment income loss(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total Distributions
JPMorgan International Research Enhanced Equity ETF (e)
Year Ended October 31, 2022	$61.89	$1.39	$(14.54)	$(13.15)	$(2.47)	$—	$(2.47)
Year Ended October 31, 2021	46.43	1.42(f)	15.11	16.53	(1.07)	—	(1.07)
Year Ended October 31, 2020	52.55	1.13	(5.63)	(4.50)	(1.62)	—	(1.62)
Year Ended October 31, 2019	49.24	1.65	3.37	5.02	(1.71)	—	(1.71)
November 1, 2017 through (g) October 31, 2018	55.08	1.62	(6.27)	(4.65)	(0.64)	(0.55)	(1.19)

(a)	Per share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on June 10, 2022. See Note 1.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
JPMorgan International Research Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan International Research Enhanced Equity Fund
(“Predecessor Fund”) in a reorganization that occurred as of the close of business on June 10, 2022. Market price returns are calculated using the official closing price of the JPMorgan International Research Enhanced Equity ETF on the listing exchange as of the time that the JPMorgan International Research Enhanced
Equity ETF's NAV is calculated. Prior to the JPMorgan International Research Enhanced Equity ETF's listing on June 13, 2022, the NAV performance of the Class R6
Shares of the Predecessor Fund are used as proxy market price returns.

(e)
JPMorgan International Research Enhanced Equity ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan International Research Enhanced
Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on June 10, 2022. Performance and financial history of the
Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period November 1, 2017 up through the reorganization.

(f)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have remained the same and the net investment income (loss) ratio would have been 2.44%.

(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	October 31, 2022

		Ratios/Supplemental data
					Ratios to average net assets
Net asset value, end of period	Market price, end of period	Total Return(c)	Market price total return(d)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$46.27	$46.28	(22.04)%	(22.03)%	$5,026,188,342	0.24%	2.66%	0.30%	16%
61.89	61.89	35.93	35.93	4,562,266,369	0.25	2.46(f)	0.31	20
46.43	46.43	(8.96)	(8.96)	4,337,775,495	0.24	2.35	0.30	52
52.55	52.55	10.78	10.78	4,435,538,473	0.25	3.37	0.31	22
49.24	49.24	(8.60)	(8.60)	4,344,571,588	0.25	3.00	0.32	42
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	17

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan International Research Enhanced Equity ETF (the "Fund") is a separate diversified series of the Trust covered in this report.
As of the close of business on June 10, 2022 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees of the Trust, JPMorgan International Research Enhanced Equity Fund (a mutual fund) (the “Acquired Fund” or “International Research Enhanced Equity Fund”), a series of JPMorgan Trust II, was reorganized (the "Reorganization") into the Fund, a newly created exchange-traded fund. Following the Reorganization, the Acquired Fund’s performance (Class R6 Shares) and financial history were adopted by the Fund. In connection with the Reorganization, each shareholder of the Acquired Fund (except as noted below) received shares of the Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Fund, which cash payment might have been taxable. Shareholders of the Acquired Fund who did not hold their shares through a brokerage account that could accept shares of the Fund on the Closing Date had their Acquired Fund shares liquidated, and such shareholders received cash equal in value to their Acquired Fund shares, which cash payment might have been taxable. Shareholders of the Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganization had their Acquired Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Acquired Fund shares. The Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the Acquired Fund. Effective as of the close of business on the Closing Date, the Acquired Fund ceased operations in connection with the consummation of the Reorganization.
Costs incurred by the Fund and the Acquired Fund associated with the Reorganization (including the legal costs associated with the Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by the Fund and Acquired Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Fund and Acquired Fund related to the disposition and acquisition of assets as part of a Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Fund and the Acquired Fund. The management fee of the Fund is the same as the management fee of the Acquired Fund. The total annual fund operating expenses of the Fund are expected to be lower than the net expenses of each share class of the Acquired Fund after taking into consideration the expense limitation agreement the Adviser has entered into with the Fund for a term ending on June 30, 2025. The Reorganization did not result in the material change to the Acquired Fund's portfolio holdings. There are no material differences in accounting policies of the Acquired Fund as compared to those of the Fund.
The Fund did not purchase or sell securities following the Reorganization for purposes of realigning its investment portfolio. Accordingly, the Reorganization of the Acquired Fund did not affect the Fund’s portfolio turnover ratio for the year ended October 31, 2022.
The investment objective of the Fund is to seek to provide long-term capital appreciation.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.
Shares of the Fund are listed and traded at market price on the NYSE Arca. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, typically 50,000 shares, referred to as “Creation Units".
Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

18	J.P. Morgan Exchange-Traded Funds	October 31, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the  "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under the Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under the SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee.  The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board.  The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds.  The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$310,900,083	$—	$310,900,083
Belgium	—	23,413,481	—	23,413,481
China	—	32,258,257	—	32,258,257

October 31, 2022	J.P. Morgan Exchange-Traded Funds	19

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Denmark	$—	$170,220,191	$—	$170,220,191
Finland	—	47,397,655	—	47,397,655
France	—	577,782,532	—	577,782,532
Germany	—	434,613,840	—	434,613,840
Hong Kong	—	112,255,456	—	112,255,456
Ireland	—	17,084,307	—	17,084,307
Italy	—	38,638,642	—	38,638,642
Japan	—	1,097,436,980	—	1,097,436,980
Luxembourg	—	6,777,632	—	6,777,632
Malta	—	—	1,436	1,436
Netherlands	—	336,639,765	—	336,639,765
Singapore	2,459,160	55,356,791	—	57,815,951
South Korea	—	4,098,477	—	4,098,477
Spain	—	125,339,180	—	125,339,180
Sweden	—	101,151,648	—	101,151,648
Switzerland	—	274,978,128	—	274,978,128
United Kingdom	—	682,854,081	—	682,854,081
United States	—	416,743,599	—	416,743,599
Total Common Stocks	2,459,160	4,865,940,725	1,436	4,868,401,321
Short-Term Investments
Investment Companies	124,239,979	—	—	124,239,979
Investment of Cash Collateral from Securities Loaned	63,784,491	—	—	63,784,491
Total Short-Term Investments	188,024,470	—	—	188,024,470
Total Investments in Securities	$190,483,630	$4,865,940,725	$1,436	$5,056,425,791
Depreciation in Other Financial Instruments
Futures Contracts	$(2,285,844)	$—	$—	$(2,285,844)
B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.
As of October 31, 2022, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

20	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Fund's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of October 31, 2022.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$59,541,857	$(59,541,857)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2022, JPMIM waived fees associated with the Fund's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$10,909
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
D. Investment Transactions with Affiliates — The Fund invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended October 31, 2022**
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (a) (b)	$—	$200,962,258	$76,706,220	$1,438	$(17,497)	$124,239,979	124,227,556	$1,096,558	$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	93,239,130	1,617,415,517	1,710,652,995	(1,636)	(16)	—	—	233,934	—

October 31, 2022	J.P. Morgan Exchange-Traded Funds	21

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)

For the year ended October 31, 2022**
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$82,347,090	$627,250,000	$653,360,999	$25,425*	$(98)	$56,261,418	56,261,418	$299,269 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	10,122,536	706,871,468	709,470,931	—	—	7,523,073	7,523,073	119,177*	—
Total	$185,708,756	$3,152,499,243	$3,150,191,145	$25,227	$(17,611)	$188,024,470		$1,748,938	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
**
As of the close of business on June 10, 2022, JPMorgan International Research Enhanced Equity Fund (the "Acquired fund"), a series of
JPMorgan Trust II, reorganized ("the Reorganization") into a newly created exchange-traded fund, JPMorgan International Research Enhanced
Equity ETF (the "Fund"). Following the Reorganization, the Acquired Fund's performance and financial history were adopted by the Fund. The table includes transactions from the Acquired Fund for the period November 1, 2021 through June 10, 2022.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.
F. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price and foreign exchange risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of

22	J.P. Morgan Exchange-Traded Funds	October 31, 2022

loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Fund's futures contracts activity during the year ended October 31, 2022:

Futures Contracts:
Average Notional Balance Long	$115,025,290
Ending Notional Balance Long	100,463,269
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses (which are only applicable to the fees and expenses of the Acquired Fund for the period prior to the Reorganization), are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees charged to the Acquired Fund were class-specific expenses. The amount of the transfer agency fees charged to each share class of the Acquired Fund for the period November 1, 2021 through the Closing Date were as follows:
	Class A	Class I	Class R6	Total
Transfer agency fees	$10,618	$7,750	$14,860	$33,228

October 31, 2022	J.P. Morgan Exchange-Traded Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of October 31, 2022, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Foreign Taxes —The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
K. Distributions to Shareholders —  Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$31,012,668	$6,547,718	$(37,560,386)
The reclassifications for the Fund relate primarily to investments, foreign currency gains or losses and redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.20% of the Fund's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.G.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the year ended October 31, 2022, the effective rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.G.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees paid to the Administrator.
C. Distribution Fees — Up through the Closing Date, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, served as the Acquired  Fund’s principal underwriter and promoted and arranged for the sale of the Acquired Fund’s shares.
Up through the Closing Date, the Acquired Fund’s Board of Trustees had adopted a Distribution Plan (the “Distribution Plan”) for Class A Shares pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Acquired Fund did not charge a distribution fee. The Distribution Plan provided that the Acquired Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of the average daily net assets as shown in the table below:
Class A
0.25

24	J.P. Morgan Exchange-Traded Funds	October 31, 2022

In addition, up through the Closing Date, JPMDS was entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charge ("CDSC") from redemptions of Class C Shares and certain Class A Shares of the Acquired Fund for which front-end sales charges have been waived. For the period July 1, 2021 through the Closing Date, JPMDS retained front-end sales charges of $51 and CDSC of $0.
Front-End Sales Charge	CDSC
$51	$—
D. Service Fees — Up through the Closing Date, JPMorgan Trust II, on behalf of the Acquired Fund, had entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provided certain support services to fund shareholders. For performing these services, JPMDS received a fee with respect to all share classes of the Acquired Fund, except Class R6 Shares which did not charge a service fee, that was accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class I
0.25%	0.25%
Prior to the Closing Date, JPMDS had entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invested in the Acquired Fund. Pursuant to such contracts, JPMDS paid all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.G.
E. Custodian, Accounting and Transfer Agent Fees — JPMCB provides portfolio custody, accounting and transfer agency (effective as of the Closing Date) services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The amounts paid directly to JPMCB by the Fund for transfer agency services are included in Transfer agency fees on the Statement of Operations.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Distribution Services — The Distributor or its agent distributes Creation Units for the  Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the  Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
G. Waivers and Reimbursements — The Adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.24% of the Fund’s average daily net assets.
Prior to the Closing Date, the Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Acquired Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceeded the percentages of the Acquired Funds’ respective average daily net assets as shown in the table below:
Class A	Class I	Class R6
0.60%	0.35%	0.25%
For the year ended October 31, 2022, the service providers waived fees and/or reimbursed expenses for the  Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers					Voluntary Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements	12b-1
$900,827	$550,176	$385,857	$1,836,860	$1,406,429	$38,979

October 31, 2022	J.P. Morgan Exchange-Traded Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such affiliated money market funds. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund's investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2022 was $180,478.
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through October 31, 2022 the amount of this waiver was $1,910.
H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with certain other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,138,806,723	$788,176,376
For the year ended October 31, 2022, in-kind transactions associated with creations and redemptions were as follows:
In-Kind Purchases	In-Kind Sales
$157,256,139	$88,981,550
During the year ended October 31, 2022, the Fund delivered portfolio securities for the redemption of Fund Shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$5,286,165,601	$367,691,054	$599,716,708	$(232,025,654)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.

26	J.P. Morgan Exchange-Traded Funds	October 31, 2022

The tax character of distributions paid during the year ended October 31, 2022 was as follows:
Ordinary Income*	Total Distributions Paid
$199,297,281	$199,297,281

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2021 was as follows:
Ordinary Income*	Total Distributions Paid
$106,497,601	$106,497,601

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$109,999,788	$(324,899,831)	$(232,968,325)
The cumulative timing differences primarily consist of wash sale loss deferrals and investments.
At October 31, 2022, the Fund had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term	Long-Term
$41,791,174	$283,108,657
 During the year ended October 31, 2022, the Fund utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term	Long-Term
$—	$1,906,840
6. Capital Share Transactions
The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statement of Changes in Net Assets.
Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Fund's registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for the Fund of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units

October 31, 2022	J.P. Morgan Exchange-Traded Funds	27

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of October 31, 2022, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:
J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
18.6%	56.3%
Significant shareholder transactions by the Adviser may impact the Fund's performance and liquidity.
The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of October 31, 2022, the Fund had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
France	11.6%
Japan	22.0
United Kingdom	13.7
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund's holdings. During such periods, investors may incur significant losses if shares are sold.
The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Event
Effective November 1, 2022, the Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

28	J.P. Morgan Exchange-Traded Funds	October 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan International Research Enhanced Equity ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan International Research Enhanced Equity ETF (one of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 22, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	29

TRUSTEES
(Unaudited)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	166	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	166	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	166	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	166
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	166	None
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	166	None

30	J.P. Morgan Exchange-Traded Funds	October 31, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	166
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	166
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	166	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	None
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

October 31, 2022	J.P. Morgan Exchange-Traded Funds	31

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	166
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	166	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	166	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (166 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

32	J.P. Morgan Exchange-Traded Funds	October 31, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) **(formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022)*** (formerly Secretary 2018-2022)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Executive Director, J.P. Morgan Investment Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Mangement Inc. since 2014; Vice President, J.P. Morgan Corporate & Investment Bank
2010-2014.

Todd McEwen (1981), Assistant Treasurer (2020)***	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	33

OFFICERS
(Unaudited) (continued)
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

34	J.P. Morgan Exchange-Traded Funds	October 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, May 1, 2022, and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period[1]	Annualized Expense Ratio
JPMorgan International Research Enhanced Equity ETF
Actual	$1,000.00	$887.30	$1.14	0.24%
Hypothetical	1,000.00	1,024.00	1.22	0.24

1	Expenses are equal to Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

October 31, 2022	J.P. Morgan Exchange-Traded Funds	35

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Qualified Dividend Income (QDI)
The Fund had $152,767,972, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2022.
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended October 31, 2022, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. The Fund had $167,406,212 and $15,304,864 in gross income and foreign tax expenses or amounts as finally determined.

36	J.P. Morgan Exchange-Traded Funds	October 31, 2022

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited)
JPMorgan  International Research Enhanced Equity ETF
On July 29, 2021, the Board of Trustees (the “Board” or the “Trustees”) of J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) held meetings and approved the initial advisory agreement (the “Advisory Agreement”) for the JPMorgan International Research Enhanced Equity ETF (the “Fund”).  The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019.  The Advisory Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to that Advisory Agreement or any of their affiliates. In connection with the approval of the Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel.  The Trustees noted that the Fund was anticipated to commence operations by acquiring the assets of a mutual fund for which the Adviser serves as investment adviser (the “Acquired Fund”).  Before voting on the proposed Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Advisory Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. The Trustees considered information provided with respect to the Fund and the approval of the Advisory Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under its Advisory Agreement was fair and reasonable and that initial approval of the Advisory Agreement was in the best interests of the Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the Fund’s initial Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Advisory Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of the Fund;
(iii)
The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)
Information about the structure and distribution strategy of the Fund and how it fits within the Trust’s other fund offerings;
(v)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vi)
The overall reputation and capabilities of the Adviser and its affiliates;
(vii)
The commitment of the Adviser to provide high quality service to the Fund;
(viii)
Their overall confidence in the Adviser’s integrity;
(ix)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them; and
(x)
The Adviser’s business continuity plan, steps the Adviser and its affiliates would be taking to provide services to the Fund during the COVID-19 pandemic and the Adviser’s and its affiliates’ success in continuing to provide services to the other J.P. Morgan ETFs and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex. The Trustees also considered the benefits to the Adviser and its affiliates from the conversion of a mutual fund to an ETF, for example, through the expansion of the Adviser’s ETF offerings.

October 31, 2022	J.P. Morgan Exchange-Traded Funds	37

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited) (continued)
The Trustees also considered the benefits the Adviser is expected to receive as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”), an affiliate of the Adviser, roles as custodian, fund accountant and transfer agent for the Fund, including the profitability of those arrangements to JPMCB.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented a contractual expense limitation and fee waiver (“Fee Cap”) which allows the Fund’s shareholders to share potential economies of scale, and that the proposed fees are satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s ongoing investments in its business in support of the Fund, including the Adviser’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including the Fee Cap that the Adviser has in place that serves to limit the overall net expense ratio of the Fund at a competitive level, was reasonable. The Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale through the Fee Cap and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees considered the Adviser’s view that it manages five accounts (including the Acquired Fund) with a substantially similar investment strategy as that of the Fund. The Trustees concluded that the fees charged to the Fund in comparison to those charged to such other clients were reasonable.  The Trustees also considered the benefits to Acquired Fund shareholders from the fact that the total expense ratio of the
Fund, after application of the Fee Cap, would be lower than those of the Acquired Fund.
Investment Performance
The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable. In addition, because the Fund was anticipated to commence operations by acquiring the assets of the Acquired Fund, and the Fund was to be the accounting survivor to the Acquired Fund, the Trustees were provided with performance information for the Acquired Fund.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as the Fund. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected Fee Cap proposed for the Fund, and the net advisory fee rate and net expense ratio for the Fund, after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that the Fund’s estimated net advisory fees and total expenses were in line with identified peer funds. The Trustees also considered the fees paid to JPMCB, for custody, transfer agency and other related services for the Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge and noted that the Fund’s proposed advisory fee compared favorably with identified peer funds. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed advisory fee was reasonable.

38	J.P. Morgan Exchange-Traded Funds	October 31, 2022

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J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. October 2022.
AN-CONV-ETF-1022

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Gary L. French for purposes of audit committee financial expert determinations. Mr. French is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2022 – $641,349

2021 – $505,466

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2022 – $175,911

2021 – $147,185

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2022 – $276,692

2021 – $224,838

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2022 and 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2022 – $0

2021 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit

Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by- case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre- approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022 – 0.0%

2021 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2021 – $30.5 million

2020 – $30.4 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15

U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the reporting period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
December 29, 2022